Registration Nos. 333-22931

811-08282

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM N-1A

REGISTRATION STATEMENT

UNDER

THE SECURITIES ACT OF 1933	☐
Pre-Effective Amendment No. __	☐
Post-Effective Amendment No. 48	☒

and/or

REGISTRATION STATEMENT

UNDER

THE INVESTMENT COMPANY ACT OF 1940	☐
Amendment No. 56	☒

(Check appropriate box or boxes.)

LOOMIS SAYLES FUNDS I

(Exact Name of Registrant as Specified in Charter)

399 Boylston Street, Boston,

Massachusetts 02116

(Address of principal executive offices) (Zip Code)

(617) 449-2810

Registrant’s Telephone Number, including Area Code

Coleen Downs Dinneen, Esq.

NGAM Distribution, L.P.

399 Boylston Street

Boston, Massachusetts 02116

(Name and Address of Agent for Service)

Copy to:

John M. Loder, Esq.

Ropes & Gray

Prudential Tower

800 Boylston Street

Boston, Massachusetts 02199

Approximate Date of Public Offering

It is proposed that this filing will become effective (check appropriate box):

☐	Immediately upon filing pursuant to paragraph (b)

☒	On February 1, 2014 pursuant to paragraph (b)

☐	60 days after filing pursuant to paragraph (a)(1)

☐	On (date) pursuant to paragraph (a)(1)

☐	75 days after filing pursuant to paragraph (a)(2)

☐	on (date) pursuant to paragraph (a)(2) of Rule 485.

If appropriate, check the following box:

☐	This post-effective amendment designates a new effective date for a previously filed post-effective amendment.

Prospectus February 1, 2014

	Admin Class	Retail Class	Institutional Class	Class N
Loomis Sayles Bond Fund	LBFAX	LSBRX	LSBDX	LSBNX
Loomis Sayles Global Bond Fund		LSGLX	LSGBX	LSGNX
Loomis Sayles Inflation Protected Securities Fund		LIPRX	LSGSX
Loomis Sayles Intermediate Duration Bond Fund		LSDRX	LSDIX

The Securities and Exchange Commission and the Commodity Futures Trading Commission have not approved or disapproved any Fund's shares or determined whether this Prospectus is truthful or complete. Any representation to the contrary is a crime.

Fund shares are not bank deposits and are not guaranteed, endorsed or insured by the Federal Deposit Insurance Corporation or any other government agency, and are subject to investment risks, including possible loss of the principal invested.

fund summary
Loomis Sayles Bond Fund
Loomis Sayles Global Bond Fund
Loomis Sayles Inflation Protected Securities Fund
Loomis Sayles Intermediate Duration Bond Fund

more information about investment strategies
Loomis Sayles Bond Fund
Loomis Sayles Global Bond Fund
Loomis Sayles Inflation Protected Securities Fund
Loomis Sayles Intermediate Duration Bond Fund

more about risk

management
Investment Adviser
Portfolio Managers
Distribution Plans and Administrative Services and Other Fees

general information
How Fund Shares Are Priced
Accessing Your Account Information
How To Purchase Shares
How To Redeem Shares
How to Exchange Shares
Cost Basis Reporting
Conversion Rights
Dividends and Distributions
Restrictions on Buying and Selling Shares
Tax Consequences

financial highlights

fund summary

Loomis Sayles Bond Fund

INVESTMENT OBJECTIVE

The Fund's investment objective is high total investment return through a combination of current income and capital appreciation.

FUND FEES & EXPENSES

The following table describes the fees and expenses that you may pay if you buy and hold shares of the Fund.

The Fund does not impose a sales charge, a redemption fee or an exchange fee.

Annual Fund Operating Expenses

(expenses that you pay each year as a percentage of the value of your investment)	Institutional Class	Retail Class	Admin Class	Class N
Management fees	0.51%	0.51%	0.51%	0.51%
Distribution and/or service (12b-1) fees	0.00%	0.25%	0.25%	0.00%
Other expenses[1]	0.12%	0.16%	0.43%[2]	1.63%
Total annual fund operating expenses	0.63%	0.92%	1.19%	2.14%
Fee waiver and/or expense reimbursement[3]	0.00%	0.00%	0.00%	1.49%
Total annual fund operating expenses after fee waiver and/or expense reimbursement	0.63%	0.92%	1.19%	0.65%
[1]

The expense information shown in the table above may differ from the expense information disclosed in the Fund's financial highlights table because the financial highlights table reflects the operating expenses of the Fund and does not include acquired fund fees and expenses.

[2]	Other expenses include an administrative services fee of 0.25% for Admin Class shares.
[3]

Loomis, Sayles & Company, L.P. ("Loomis Sayles" or the "Adviser") has given a binding contractual undertaking to the Fund to limit the amount of the Fund's total annual fund operating expenses to 0.70%, 0.95%, 1.20% and 0.65% of the Fund's average daily net assets for Institutional Class shares, Retail Class shares, Admin Class shares and Class N shares, respectively, exclusive of brokerage expenses, interest expense, taxes, acquired fund fees and expenses, organizational and extraordinary expenses, such as litigation and indemnification expenses. This undertaking is in effect through January 31, 2015 and may be terminated before then only with the consent of the Fund's Board of Trustees. The Adviser will be permitted to recover, on a class by class basis, management fees waived and/or expenses reimbursed to the extent that expenses in later periods fall below 0.70%, 0.95%, 1.20% and 0.65% of the Fund's average daily net assets for Institutional Class shares, Retail Class shares, Admin Class shares and Class N shares, respectively. The Fund will not be obligated to repay any such waived/reimbursed fees and expenses more than one year after the end of the fiscal year in which the fees or expenses were waived/reimbursed.

Example

The example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. The example assumes that you invest $10,000 in the Fund for the time periods indicated and then redeem all of your shares at the end of those periods. The example also assumes that your investment has a 5% return each year and the Fund's operating expenses remain the same, except that the example for Class N shares is based on the Total Annual Fund Operating Expenses After Fee Waiver and/or Expense Reimbursement for the first year and on the Total Annual Fund Operating Expenses for the remaining years.  Although your actual costs may be higher or lower, based on these assumptions your costs would be:

	1 year	3 years	5 years	10 years
Institutional Class	$64	$202	$351	$786
Retail Class	$94	$293	$509	$1,131
Admin Class	$121	$378	$654	$1,443
Class N	$66	$526	$1,012	$2,354

Portfolio Turnover

The Fund pays transaction costs, such as commissions, when it buys and sells securities (or "turns over" its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes for you if your Fund shares are held in a taxable account. These costs, which are not reflected in annual fund operating expenses or in the example, affect the Fund's performance. During its most recently ended fiscal year, the Fund's portfolio turnover rate was 28% of the average value of its portfolio.

INVESTMENTS, RISKS AND PERFORMANCE

Principal Investment Strategies

Under normal circumstances, the Fund will invest at least 80% of its net assets (plus any borrowings made for investment purposes) in fixed-income securities (for example, bonds and other investments that Loomis Sayles believes have similar economic characteristics, such as notes, debentures and loans). The Fund will invest primarily in investment-grade fixed-income securities, although it may also invest up to 35% of its assets in below investment-grade fixed-income securities (commonly known as "junk bonds") and up to 20% of its assets in equity securities, such as common stocks and preferred stocks (with up to 10% of its assets in common stocks). Below investment-grade fixed-income securities are rated below investment-grade quality (i.e., none of the three major rating agencies (Moody's Investors Service, Inc., Fitch Investor Services, Inc. or Standard & Poor's Ratings Group) have rated the securities in one of their respective top four ratings categories). The Fund's fixed-income securities investments may include unrated securities (securities that are not rated by a rating agency) if Loomis Sayles determines that the securities are of comparable quality to rated securities that the Fund may purchase. The Fund may invest in fixed-income securities of any maturity.

In deciding which securities to buy and sell, Loomis Sayles may consider a number of factors related to the bond issue and the current bond market, including, for example, the stability and volatility of a country's bond markets, the financial strength of the issuer, current interest rates, current valuations, Loomis Sayles' expectations regarding general trends in interest rates and currency considerations. Loomis Sayles will also consider how purchasing or selling a bond would impact the overall portfolio's risk profile (for example, its sensitivity to currency risk, interest rate risk and sector-specific risk) and potential return (income and capital gains).

Three themes typically drive the Fund's investment approach. First, Loomis Sayles generally seeks fixed-income securities of issuers whose credit profiles it believes are improving. Loomis Sayles' credit research team provides deep fundamental and quantitative analysis as well as ratings on over 1,000 issuers worldwide. The broad coverage combined with the objective of identifying attractive investment opportunities makes this an important component of the investment approach. Second, the Fund may invest significantly in securities the prices of which Loomis Sayles believes are more sensitive to events related to the underlying issuer than to changes in general interest rates or overall market default rates. These securities may not have a direct correlation with changes in interest rates, thus helping to manage interest rate risk and to offer diversified sources for return. Third, Loomis Sayles analyzes different sectors of the economy and differences in the yields ("spreads") of various fixed-income securities (U.S. governments, investment-grade corporates, securitized assets, high-yield corporates, emerging markets, non-U.S. sovereigns and credits, convertibles, bank loans and municipals) in an effort to find securities that it believes may produce attractive returns for the Fund in comparison to their risk.

In deciding which equity securities to buy and sell, Loomis Sayles intends to emphasize dividend-paying stocks issued by companies with strong fundamentals and relatively limited anticipated volatility to supplement its fixed-income holdings. These securities will be selected with the same bottom-up investment process that is the foundation of the Fund's overall strategy.

The Fund may invest any portion of its assets in securities of Canadian issuers and up to 20% of its assets in other foreign securities, including emerging markets securities. The Fund may invest without limit in obligations of supranational entities (e.g., the World Bank).

The fixed-income securities in which the Fund may invest include, among other things, corporate bonds and other debt securities, U.S. government securities, commercial paper, zero-coupon securities, mortgage-related securities (including senior and junior loans, mortgage dollar rolls, stripped mortgage-related securities and collateralized mortgage obligations) and other asset-backed securities, when-issued securities, real estate investment trusts ("REITs"), securities issued pursuant to Rule 144A under the Securities Act of 1933 ("Rule 144A securities"), structured notes, repurchase agreements and convertible securities. The Fund may engage in options and futures transactions, foreign currency transactions and swap transactions (including credit default swaps, in which one party agrees to make periodic payments to a counterparty in exchange for the right to receive a payment in the event of a default of the underlying reference security).

Principal Risks

The principal risks of investing in the Fund are summarized below. The Fund does not represent a complete investment program. You may lose money by investing in the Fund.

Below Investment-Grade Fixed-Income Securities Risk is the risk that the Fund's investments in below investment-grade fixed-income securities may be subject to greater risks than other fixed-income securities, including being subject to greater levels of interest rate risk, credit risk (including a greater risk of default) and liquidity risk. The ability of the issuer to make principal and interest payments is predominantly speculative for below investment-grade fixed-income securities.

Credit Risk is the risk that the issuer or guarantor of a fixed-income security in which the Fund invests, or the counterparty to a derivatives or other transaction will fail financially or otherwise be unwilling or unable to meet their obligations to the Fund.

Currency Risk is the risk that the value of the Fund's investments will fall as a result of changes in exchange rates. Loomis Sayles may elect not to hedge currency risk or may hedge imperfectly, which may cause the Fund to incur losses that would not have been incurred had the risk been hedged.

Derivatives Risk is the risk that the value of the Fund's derivative investments such as forward currency contracts, structured notes, options and futures transactions and swap transactions will fall, for example, because of changes in the value of the underlying reference instruments, pricing difficulties or lack of correlation with the underlying investments. The use of derivatives for other than hedging purposes may be considered a speculative activity, and involves greater risks than are involved in hedging. There is also the risk that the Fund may be unable to terminate or sell a derivatives position at an advantageous time or price.  The Fund's derivative counterparties may experience financial difficulties or otherwise be unwilling or unable to honor their obligations, possibly resulting in losses to the Fund.  This risk is greater for forward currency contracts, swaps and other over-the-counter traded derivatives. Investing in derivatives gives rise to other risks, such as leverage risk, liquidity risk, credit risk, counterparty risk, interest rate risk and market risk. The use of derivatives may cause the Fund to incur losses greater than those which would have occurred had derivatives not been used.

Emerging Markets Risk is the risk that the Fund's investments may face greater foreign securities risk. Emerging markets investments are subject to greater risks arising from political or economic instability, nationalization or confiscatory taxation, currency exchange restrictions and an issuer's unwillingness or inability to make principal or interest payments on its obligations. Emerging markets companies may be smaller and have shorter operating histories than companies in developed markets.

Extension Risk is the risk that an unexpected rise in interest rates will extend the life of a mortgage- or asset-backed security beyond the expected prepayment time, typically reducing the security's value.

Foreign Securities Risk is the risk that the value of the Fund's foreign investments will fall as a result of foreign political, social, economic, environmental, credit, informational or currency changes or other issues relating to foreign investing generally. Foreign securities may be subject to higher volatility than U.S. securities, varying degrees of regulation and limited liquidity. The Fund's investments in foreign securities may be subject to foreign withholding taxes, which would decrease the yield on those securities.

Inflation/Deflation Risk is the risk that the value of assets or income from investments will be worth less in the future as inflation decreases the present value of future payments. Deflation risk is the risk that prices throughout the economy decline over time - the opposite of inflation. Deflation may have an adverse effect on the creditworthiness of issuers and may make issuer default more likely, which may result in a decline in the value of the Fund's portfolio.

Interest Rate Risk is the risk that the value of the Fund's investments will fall if interest rates rise. Generally, the value of fixed-income securities rises when prevailing interest rates fall and falls when interest rates rise.  Interest rate risk generally is greater for funds that invest in fixed-income securities with relatively longer durations than for funds that invest in fixed-income securities with shorter durations. The value of zero-coupon securities and securities with longer maturities are generally more sensitive to fluctuations in interest rates than other fixed-income securities. In addition, an economic downturn or period of rising interest rates could adversely affect the market of these securities and reduce the Fund's ability to sell them. A period of rising interest rates could negatively impact the performance of the Fund.

Issuer Risk is the risk that the value of securities may decline due to a number of reasons relating to the issuer, such as management performance, financial leverage and reduced demand for the issuer's goods and services.

Leverage Risk is the risk associated with securities or practices (e.g., borrowing and the use of certain derivatives) and investment in certain types of derivatives that multiply small index, market or asset price movements into larger changes in value. Use of derivative instruments may involve leverage. When a derivative is used as a hedge against an offsetting position that the Fund also holds, any loss generated by the derivative should be substantially offset by gains on the hedged instrument, and vice versa. To the extent that the Fund uses a derivative for purposes other than as a hedge, or if the Fund hedges imperfectly, the Fund is directly exposed to the risks of that derivative and any loss generated by the derivative will not be offset by a gain. Futures and forward currency contracts are derivatives and may be subject to this type of risk.

Liquidity Risk is the risk that the Fund may be unable to find a buyer for its investments when it seeks to sell them or to receive the price it expects. Securities acquired in a private placement, such as Rule 144A securities, generally are subject to strict restrictions on resale and there may be no liquid secondary market or ready purchaser for such securities. Therefore, the Fund may be unable to dispose of such securities when it desires to do so, or at the most advantageous time or price. Liquidity issues may also make it difficult to value the Fund's investments.

Management Risk is the risk that Loomis Sayles' investment techniques will be unsuccessful and cause the Fund to incur losses.

Market Risk is the risk that the market value of a security will move up and down, sometimes rapidly and unpredictably, based upon a change in an issuer's financial condition, as well as overall market and economic conditions.

Mortgage-Related and Asset-Backed Securities Risk is the risk that the securities may be prepaid and result in the reinvestment of the prepaid amounts in securities with lower yields than the prepaid obligations. Conversely, there is a risk that an unexpected rise in interest rates will extend the life of a mortgage-related or asset-backed security beyond the expected prepayment time, typically reducing the security's value. The Fund may also incur a loss when there is a prepayment of securities that were purchased at a premium. It also includes risks associated with investing in the mortgages underlying the mortgage-backed securities. The market for mortgage-backed securities (and other asset-backed securities) has experienced high volatility and a lack of liquidity. As a result, the value of many of these securities has significantly declined. The Fund's investments in other asset-backed securities are subject to risks similar to those associated with mortgage-related securities, as well as additional risks associated with the nature of the assets and the servicing of those assets.

REITs Risk is the risk that the value of the Fund's investments in REITs will fall as a result of changes in underlying real estate values, rising interest rates, limited diversification of holdings, higher costs and prepayment risk associated with related mortgages, as well as other risks particular to investments in real estate. Many REITs are highly leveraged, increasing their risk. The Fund will indirectly bear its proportionate share of expenses, including management fees, paid by each REIT in which it invests in addition to the expenses of the Fund.

Risk/Return Bar Chart and Table

The following bar chart and table give an indication of the risks of investing in the Fund by showing changes in the Fund's performance from year to year and by showing how the Fund's average annual returns for the one-year, five-year and ten-year periods compare to those of a broad measure of market performance. The Fund's past performance (before and after taxes) does not necessarily indicate how the Fund will perform in the future. Updated performance information is available online at www.loomissayles.com and/or by calling the Fund toll-free at 800-633-3330.

Total Returns for Institutional Class Shares

Highest Quarterly Return: Second Quarter 2009, 17.21% Lowest Quarterly Return: Third Quarter 2008, -13.00%

Average Annual Total Returns
(for the periods ended December 31, 2013)	Past 1 Year	Past 5 Years	Past 10 Years
Institutional Class - Return Before Taxes	5.88%	14.53%	8.01%
Return After Taxes on Distributions	3.55%	12.11%	5.63%
Return After Taxes on Distributions and Sale of Fund Shares	3.44%	10.61%	5.34%
Retail Class - Return Before Taxes	5.52%	14.20%	7.70%
Admin Class - Return Before Taxes	5.33%	13.90%	7.42%
Class N - Return Before Taxes	5.88%	14.53%	8.01%
Barclays U.S. Government/Credit Bond Index	-2.35%	4.40%	4.52%

Because Class N shares did not have one calendar year of performance as of December 31, 2013, performance shown for Class N shares is that of Institutional Class shares of the Fund. Class N shares would have had substantially similar returns because they would have been invested in the same portfolio of securities as Institutional Class shares and would only differ to the extent the classes did not have the same expenses. The Class N returns may be higher or lower than the returns of Institutional Class shares.

After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on an investor's tax situation and may differ from those shown. After-tax returns shown are not relevant to investors who hold their shares through tax-deferred arrangements, such as 401(k) plans, qualified plans, education savings accounts, such as 529 plans, or individual retirement accounts.  The after-tax returns are shown for the Institutional Class of the Fund. After-tax returns for the other classes of the Fund will vary. Index performance reflects no deduction for fees, expenses or taxes.

MANAGEMENT

Investment Adviser

Loomis, Sayles & Company, L.P.

Portfolio Managers

Matthew J. Eagan, CFA, Vice President of Loomis Sayles, has served as a portfolio manager of the Fund since 2012 and was an associate portfolio manager of the Fund from 2007 to 2012.

Daniel J. Fuss, CFA, CIC, Vice Chairman, Director and Managing Partner of Loomis Sayles, has served as a portfolio manager of the Fund since 1991.

Elaine M. Stokes, Vice President of Loomis Sayles, has served as a portfolio manager of the Fund since 2012 and was an associate portfolio manager of the Fund from 2007 to 2012.

PURCHASE AND SALE OF FUND SHARES

The following chart shows the investment minimum for each class of shares of the Fund:

	Minimum Initial Investment	Minimum Subsequent Investment
Institutional Class	$100,000	$50
Retail Class	$2,500	$50
Admin Class	No Minimum	No Minimum
Class N	No Minimum	No Minimum

Class N and Admin Class shares are intended primarily for employer-sponsored retirement plans held in an omnibus fashion and are not available for purchase by individual investors. Class N shares are also available to funds of funds that are distributed by NGAM Distribution, L.P. (the "Distributor"). Please see the section "How to Buy Shares" in the Fund's Statement of Additional Information ("SAI") for details.

The Fund's shares are available for purchase (and are redeemable on any business day) through your financial adviser, through your broker-dealer, directly from the Fund by writing to the Fund at Loomis Sayles Funds, P.O. Box 219594, Kansas City, MO 64121-9594, by exchange, by wire, by internet at www.loomissayles.com, by telephone at 800-633-3330, through the Automated Clearing House system, or, in the case of redemptions, by the Systematic Withdrawal Plan.

TAX INFORMATION

Fund distributions are generally taxable to you as ordinary income or capital gain, except for distributions to retirement plans and other investors that qualify for tax-exempt treatment under U.S. federal income tax law generally. Investments in such tax-advantaged plans will generally be taxed only upon withdrawal of monies from the tax-exempt arrangement.

PAYMENTS TO BROKER-DEALERS AND OTHER FINANCIAL INTERMEDIARIES

If you purchase the Fund through a broker-dealer or other financial intermediary (such as a bank), the Fund and its related companies may pay the intermediary for the sale of the Fund shares and related services. These payments may create a conflict of interest by influencing the broker-dealer or other intermediary and your salesperson to recommend the Fund over another investment. Ask your salesperson or visit your financial intermediary's website for more information.

fund summary

Loomis Sayles Global Bond Fund

INVESTMENT OBJECTIVE

The Fund's investment objective is high total investment return through a combination of high current income and capital appreciation.

FUND FEES & EXPENSES

The following table describes the fees and expenses that you may pay if you buy and hold shares of the Fund.

The Fund does not impose a sales charge, a redemption fee or an exchange fee.

Annual Fund Operating Expenses

(expenses that you pay each year as a percentage of the value of your investment)	Institutional Class	Retail Class	Class N
Management fees	0.53%	0.53%	0.53%
Distribution and/or service (12b-1) fees	0.00%	0.25%	0.00%
Other expenses	0.25%	0.20%	0.30%
Total annual fund operating expenses	0.78%	0.98%	0.83%
Fee waiver and/or expense reimbursement[1]	0.03%	0.00%	0.13%
Total annual fund operating expenses after fee waiver and/or expense reimbursement	0.75%	0.98%	0.70%
[1]

Loomis, Sayles & Company, L.P. ("Loomis Sayles" or the "Adviser") has given a binding contractual undertaking to the Fund to limit the amount of the Fund's total annual fund operating expenses to 0.75%, 1.00% and 0.70% of the Fund's average daily net assets for Institutional Class shares, Retail Class shares and Class N shares, respectively, exclusive of brokerage expenses, interest expense, taxes, acquired fund fees and expenses, organizational and extraordinary expenses, such as litigation and indemnification expenses. This undertaking is in effect through January 31, 2015 and may be terminated before then only with the consent of the Fund's Board of Trustees. The Adviser will be permitted to recover, on a class by class basis, management fees waived and/or expenses reimbursed to the extent that expenses in later periods fall below 0.75%, 1.00% and 0.70% of the Fund's average daily net assets for Institutional Class shares, Retail Class shares and Class N shares, respectively. The Fund will not be obligated to repay any such waived/reimbursed fees and expenses more than one year after the end of the fiscal year in which the fees or expenses were waived/reimbursed.

Example

The example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. The example assumes that you invest $10,000 in the Fund for the time periods indicated and then redeem all of your shares at the end of those periods. The example also assumes that your investment has a 5% return each year and the Fund's operating expenses remain the same, except that the example for the Institutional Class shares and Class N shares is based on Total Annual Fund Operating Expenses After Fee Waiver and/or Expense Reimbursement for the first year and on the Total Annual Fund Operating Expenses for the remaining years.  Although your actual costs may be higher or lower, based on these assumptions your costs would be:

	1 year	3 years	5 years	10 years
Institutional Class	$77	$246	$430	$963
Retail Class	$100	$312	$542	$1,201
Class N	$72	$252	$448	$1,013

Portfolio Turnover

The Fund pays transaction costs, such as commissions, when it buys and sells securities (or "turns over" its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes for you if your Fund shares are held in a taxable account. These costs, which are not reflected in annual fund operating expenses or in the example, affect the Fund's performance. During its most recently ended fiscal year, the Fund's portfolio turnover rate was 185% of the average value of its portfolio.

INVESTMENTS, RISKS AND PERFORMANCE

Principal Investment Strategies

The Fund will normally invest at least 80% of its net assets (plus any borrowings made for investment purposes) in fixed-income securities (for example, bonds and other investments that Loomis Sayles believes have similar economic characteristics, such as notes, debentures and loans). The Fund invests primarily in investment-grade fixed-income securities worldwide, although it may invest up to 20% of its assets in below investment-grade fixed-income securities (commonly known as "junk bonds"). Below investment-grade fixed-income securities are rated below investment-grade quality (i.e., none of the three major rating agencies (Moody's Investors Service, Inc., Fitch Investor Services, Inc. or Standard & Poor's Ratings Group) have rated the securities in one of their respective top four rating categories). The Fund's fixed-income securities investments may include unrated securities (securities that are not rated by a rating agency) if Loomis Sayles determines that the securities are of comparable quality to rated securities that the Fund may purchase. Securities held by the Fund may be denominated in any currency and may be issued by issuers located in countries with emerging securities markets. The Fund may invest in fixed-income securities of any maturity. The Fund may also invest in foreign currencies and may engage in other foreign currency transactions for investment or hedging purposes.

In deciding which securities to buy and sell, Loomis Sayles may consider a number of factors related to the bond issue and the current bond market, for example, the stability and volatility of a country's bond markets, the financial strength of the issuer, current interest rates, current valuations, Loomis Sayles' expectations regarding general trends in interest rates and currency considerations. Loomis Sayles will also consider how purchasing or selling a bond would impact the overall portfolio's risk profile (for example, its sensitivity to currency risk, interest rate risk and sector-specific risk) and potential return (income and capital gains).

Three themes typically drive the Fund's investment approach. First, Loomis Sayles generally seeks fixed-income securities of issuers whose credit profiles it believes are improving. Loomis Sayles' credit research team provides deep fundamental and quantitative analysis as well as ratings on over 1,000 issuers worldwide. The broad coverage combined with the objective to identify attractive investment opportunities makes this an important component of the investment approach. Second, Loomis Sayles analyzes political, economic, and other fundamental factors and combines this analysis with a comparison of the yield spreads of various fixed-income securities in an effort to find securities that it believes may produce attractive returns for the Fund in comparison to their risk. Third, if a security that is believed to be attractive is denominated in a foreign currency, Loomis Sayles analyzes whether to accept or to hedge the currency risk.

The fixed-income securities in which the Fund may invest include, among other things, corporate bonds and other debt securities, U.S. government securities, commercial paper, zero-coupon securities, mortgage-related securities (including senior and junior loans, mortgage dollar rolls and collateralized mortgage obligations) and other asset-backed securities, when-issued securities, securities issued pursuant to Rule 144A under the Securities Act of 1933 ("Rule 144A securities"), structured notes, repurchase agreements and convertible securities. The Fund may also engage in options and futures transactions and swap transactions (including credit default swaps, in which one party agrees to make periodic payments to a counterparty in exchange for the right to receive a payment in the event of a default of the underlying reference security).

Principal Risks

The principal risks of investing in the Fund are summarized below. The Fund does not represent a complete investment program. You may lose money by investing in the Fund.

Below Investment-Grade Fixed-Income Securities Risk is the risk that the Fund's investments in below investment-grade fixed-income securities may be subject to greater risks than other fixed-income securities, including being subject to greater levels of interest rate risk, credit risk (including a greater risk of default) and liquidity risk. The ability of the issuer to make principal and interest payments is predominantly speculative for below investment-grade fixed-income securities.

Credit Risk is the risk that the issuer or guarantor of a fixed-income security in which the Fund invests, or the counterparty to a derivatives or other transaction will fail financially or otherwise be unwilling or unable to meet their obligations to the Fund.

Currency Risk is the risk that the value of the Fund's investments will fall as a result of changes in exchange rates. Loomis Sayles may elect not to hedge currency risk or may hedge imperfectly, which may cause the Fund to incur losses that would not have been incurred had the risk been hedged.

Derivatives Risk is the risk that the value of the Fund's derivative investments such as forward currency contracts, structured notes, options and futures transactions and swap transactions will fall, for example, because of changes in the value of the underlying reference instruments, pricing difficulties or lack of correlation with the underlying investments. The use of derivatives for other than hedging purposes may be considered a speculative activity, and involves greater risks than are involved in hedging. There is also the risk that the Fund may be unable to terminate or sell a derivatives position at an advantageous time or price.  The Fund's derivative counterparties may experience financial difficulties or otherwise be unwilling or unable to honor their obligations, possibly resulting in losses to the Fund.  This risk is greater for forward currency contracts, swaps and other over-the-counter traded derivatives. Investing in derivatives gives rise to other risks, such as leverage risk, liquidity risk, credit risk, counterparty risk, interest rate risk and market risk. The use of derivatives may cause the Fund to incur losses greater than those which would have occurred had derivatives not been used.

Emerging Markets Risk is the risk that the Fund's investments may face greater foreign securities risk. Emerging markets investments are subject to greater risks arising from political or economic instability, nationalization or confiscatory taxation, currency exchange restrictions and an issuer's unwillingness or inability to make principal or interest payments on its obligations. Emerging markets companies may be smaller and have shorter operating histories than companies in developed markets.

Extension Risk is the risk that an unexpected rise in interest rates will extend the life of a mortgage- or asset-backed security beyond the expected prepayment time, typically reducing the security's value.

Foreign Securities Risk is the risk that the value of the Fund's foreign investments will fall as a result of foreign political, social, economic, environmental, credit, informational or currency changes or other issues relating to foreign investing generally. Foreign securities may be subject to higher volatility than U.S. securities, varying degrees of regulation and limited liquidity. The Fund's investments in foreign securities may be subject to foreign withholding taxes, which would decrease the yield on those securities.

Inflation/Deflation Risk is the risk that the value of assets or income from investments will be worth less in the future as inflation decreases the present value of future payments. Deflation risk is the risk that prices throughout the economy decline over time - the opposite of inflation. Deflation may have an adverse effect on the creditworthiness of issuers and may make issuer default more likely, which may result in a decline in the value of the Fund's portfolio.

Interest Rate Risk is the risk that the value of the Fund's investments will fall if interest rates rise. Generally, the value of fixed-income securities rises when prevailing interest rates fall and falls when interest rates rise.  Interest rate risk generally is greater for funds that invest in fixed-income securities with relatively longer durations than for funds that invest in fixed-income securities with shorter durations. The value of zero-coupon securities and securities with longer maturities are generally more sensitive to fluctuations in interest rates than other fixed-income securities. In addition, an economic downturn or period of rising interest rates could adversely affect the market of these securities and reduce the Fund's ability to sell them. A period of rising interest rates could negatively impact the performance of the Fund.

Issuer Risk is the risk that the value of securities may decline due to a number of reasons relating to the issuer, such as management performance, financial leverage and reduced demand for the issuer's goods and services.

Leverage Risk is the risk associated with securities or practices (e.g., borrowing and the use of certain derivatives) and investment in certain types of derivatives that multiply small index, market or asset price movements into larger changes in value. Use of derivative instruments may involve leverage. When a derivative is used as a hedge against an offsetting position that the Fund also holds, any loss generated by the derivative should be substantially offset by gains on the hedged instrument, and vice versa. To the extent that the Fund uses a derivative for purposes other than as a hedge, or if the Fund hedges imperfectly, the Fund is directly exposed to the risks of that derivative and any loss generated by the derivative will not be offset by a gain. Futures and forward currency contracts are derivatives and may be subject to this type of risk.

Liquidity Risk is the risk that the Fund may be unable to find a buyer for its investments when it seeks to sell them or to receive the price it expects. Securities acquired in a private placement, such as Rule 144A securities, generally are subject to strict restrictions on resale and there may be no liquid secondary market or ready purchaser for such securities. Therefore, the Fund may be unable to dispose of such securities when it desires to do so, or at the most advantageous time or price. Liquidity issues may also make it difficult to value the Fund's investments.

Management Risk is the risk that Loomis Sayles' investment techniques will be unsuccessful and cause the Fund to incur losses.

Market Risk is the risk that the market value of a security will move up and down, sometimes rapidly and unpredictably, based upon a change in an issuer's financial condition, as well as overall market and economic conditions.

Mortgage-Related and Asset-Backed Securities Risk is the risk that the securities may be prepaid and result in the reinvestment of the prepaid amounts in securities with lower yields than the prepaid obligations. Conversely, there is a risk that an unexpected rise in interest rates will extend the life of a mortgage-related or asset-backed security beyond the expected prepayment time, typically reducing the security's value. The Fund may also incur a loss when there is a prepayment of securities that were purchased at a premium. It also includes risks associated with investing in the mortgages underlying the mortgage-backed securities. The market for mortgage-backed securities (and other asset-backed securities) has experienced high volatility and a lack of liquidity. As a result, the value of many of these securities has significantly declined. The Fund's investments in other asset-backed securities are subject to risks similar to those associated with mortgage-related securities, as well as additional risks associated with the nature of the assets and the servicing of those assets.

Risk/Return Bar Chart and Table

The following bar chart and table give an indication of the risks of investing in the Fund by showing changes in the Fund's performance from year to year and by showing how the Fund's average annual returns for the one-year, five-year and ten-year periods compare to those of a broad measure of market performance. The Fund's past performance (before and after taxes) does not necessarily indicate how the Fund will perform in the future. Updated performance information is available online at www.loomissayles.com and/or by calling the Fund toll-free at 800-633-3330.

Total Returns for Institutional Class Shares

Highest Quarterly Return: Second Quarter 2009, 13.17% Lowest Quarterly Return: Third Quarter 2008, -8.53%

Average Annual Total Returns
(for the periods ended December 31, 2013)	Past 1 Year	Past 5 Years	Past 10 Years
Institutional Class - Return Before Taxes	-2.74%	7.65%	5.01%
Return After Taxes on Distributions	-4.29%	6.21%	3.47%
Return After Taxes on Distributions and Sale of Fund Shares	-1.33%	5.47%	3.33%
Retail Class - Return Before Taxes	-2.99%	7.35%	4.70%
Class N - Return Before Taxes	-2.74%	7.65%	5.01%
Barclays Global Aggregate Bond Index	-2.60%	3.91%	4.46%

Because Class N shares did not have one calendar year of performance as of December 31, 2013, performance shown for Class N shares is that of Institutional Class shares of the Fund. Class N shares would have had substantially similar returns because they would have been invested in the same portfolio of securities as Institutional Class shares and would only differ to the extent the classes did not have the same expenses. The Class N returns may be higher or lower than the returns of Institutional Class shares.

After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on an investor's tax situation and may differ from those shown. After-tax returns shown are not relevant to investors who hold their shares through tax-deferred arrangements, such as 401(k) plans, qualified plans, education savings accounts, such as 529 plans, or individual retirement accounts.  The after-tax returns are shown for the Institutional Class of the Fund. The Return After Taxes on Distributions and Sale of Fund Shares for the 1-year period exceeds the Return Before Taxes due to an assumed tax benefit from losses on a sale of Fund shares at the end of the measurement period. After-tax returns for the other classes of the Fund will vary. Index performance reflects no deduction for fees, expenses or taxes.

MANAGEMENT

Investment Adviser

Loomis, Sayles & Company, L.P.

Portfolio Managers

Kenneth M. Buntrock, CFA, CIC, Vice President of Loomis Sayles, has served as a portfolio manager of the Fund since 2000.

David W. Rolley, CFA, Vice President of Loomis Sayles, has served as a portfolio manager of the Fund since 2000.

Lynda L. Schweitzer, CFA, Vice President of Loomis Sayles, has served as a portfolio manager of the Fund since 2007.

PURCHASE AND SALE OF FUND SHARES

The following chart shows the investment minimum for each class of shares of the Fund:

	Minimum Initial Investment	Minimum Subsequent Investment
Institutional Class	$100,000	$50
Retail Class	$2,500	$50
Class N	No Minimum	No Minimum

Class N shares are intended primarily for employer-sponsored retirement plans held in an omnibus fashion and are not available for purchase by individual investors. Class N shares are also available to funds of funds that are distributed by NGAM Distribution, L.P. (the "Distributor"). Please see the section "How to Buy Shares" in the Fund's Statement of Additional Information ("SAI") for details.

The Fund's shares are available for purchase (and are redeemable on any business day) through your financial adviser, through your broker-dealer, directly from the Fund by writing to the Fund at Loomis Sayles Funds, P.O. Box 219594, Kansas City, MO 64121-9594, by exchange, by wire, by internet at www.loomissayles.com, by telephone at 800-633-3330, through the Automated Clearing House system, or, in the case of redemptions, by the Systematic Withdrawal Plan.

TAX INFORMATION

Fund distributions are generally taxable to you as ordinary income or capital gain, except for distributions to retirement plans and other investors that qualify for tax-exempt treatment under U.S. federal income tax law generally. Investments in such tax-advantaged plans will generally be taxed only upon withdrawal of monies from the tax-exempt arrangement.

PAYMENTS TO BROKER-DEALERS AND OTHER FINANCIAL INTERMEDIARIES

If you purchase the Fund through a broker-dealer or other financial intermediary (such as a bank), the Fund and its related companies may pay the intermediary for the sale of the Fund shares and related services. These payments may create a conflict of interest by influencing the broker-dealer or other intermediary and your salesperson to recommend the Fund over another investment. Ask your salesperson or visit your financial intermediary's website for more information.

fund summary

Loomis Sayles Inflation Protected Securities Fund

INVESTMENT OBJECTIVE

The Fund's investment objective is high total investment return through a combination of current income and capital appreciation.

FUND FEES & EXPENSES

The following table describes the fees and expenses that you may pay if you buy and hold shares of the Fund.

The Fund does not impose a sales charge, a redemption fee or an exchange fee.

Annual Fund Operating Expenses

(expenses that you pay each year as a percentage of the value of your investment)	Institutional Class	Retail Class
Management fees	0.25%	0.25%
Distribution and/or service (12b-1) fees	0.00%	0.25%
Other expenses	0.66%	0.73%
Total annual fund operating expenses	0.91%	1.23%
Fee waiver and/or expense reimbursement[1]	0.51%	0.58%
Total annual fund operating expenses after fee waiver and/or expense reimbursement	0.40%	0.65%
[1]

Loomis, Sayles & Company, L.P. ("Loomis Sayles" or the "Adviser") has given a binding contractual undertaking to the Fund to limit the amount of the Fund's total annual fund operating expenses to 0.40% and 0.65% of the Fund's average daily net assets for Institutional Class shares and Retail Class shares, respectively, exclusive of brokerage expenses, interest expense, taxes, acquired fund fees and expenses, organizational and extraordinary expenses, such as litigation and indemnification expenses. This undertaking is in effect through January 31, 2015 and may be terminated before then only with the consent of the Fund's Board of Trustees. The Adviser will be permitted to recover, on a class by class basis, management fees waived and/or expenses reimbursed to the extent that expenses in later periods fall below 0.40% and 0.65% of the Fund's average daily net assets for Institutional Class shares and Retail Class shares, respectively. The Fund will not be obligated to repay any such waived/reimbursed fees and expenses more than one year after the end of the fiscal year in which the fees or expenses were waived/reimbursed.

Example

The example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. The example assumes that you invest $10,000 in the Fund for the time periods indicated and then redeem all of your shares at the end of those periods. The example also assumes that your investment has a 5% return each year and the Fund's operating expenses remain the same, except that the example is based on the Total Annual Fund Operating Expenses After Fee Waiver and/or Expense Reimbursement for the first year and on the Total Annual Fund Operating Expenses for the remaining years.  Although your actual costs may be higher or lower, based on these assumptions your costs would be:

	1 year	3 years	5 years	10 years
Institutional Class	$41	$239	$454	$1,073
Retail Class	$66	$333	$620	$1,437

Portfolio Turnover

The Fund pays transaction costs, such as commissions, when it buys and sells securities (or "turns over" its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes for you if your Fund shares are held in a taxable account. These costs, which are not reflected in annual fund operating expenses or in the example, affect the Fund's performance. During its most recently ended fiscal year, the Fund's portfolio turnover rate was 56% of the average value of its portfolio.

INVESTMENTS, RISKS AND PERFORMANCE

Principal Investment Strategies

The Fund will normally invest at least 80% of its net assets (plus any borrowings made for investment purposes) in inflation-protected securities. The emphasis will be on debt securities issued by the U.S. Treasury (Treasury Inflation-Protected Securities, or "TIPS"). The principal value of these securities is periodically adjusted according to the rate of inflation, and repayment of the original bond principal upon maturity is guaranteed by the U.S. Government.

In deciding which securities to buy and sell, Loomis Sayles may consider a number of factors related to the bond issue and the current bond market, for example, the stability and volatility of a country's bond markets, the financial strength of the issuer, current interest rates, current valuations, Loomis Sayles' expectations regarding general trends in interest rates and currency considerations. Loomis Sayles will also consider how purchasing or selling a bond would impact the overall portfolio's risk profile (for example, its sensitivity to currency risk, interest rate risk and sector-specific risk) and potential return (income and capital gains).

The Fund may invest in other securities, including but not limited to inflation-protected debt securities issued by U.S. government agencies and instrumentalities other than the U.S. Treasury, by other entities such as corporations and foreign governments and by foreign issuers. The Fund may also invest in nominal (i.e., non-inflation-protected) treasury securities, corporate bonds, securities issued pursuant to Rule 144A under the Securities Act of 1933 ("Rule 144A securities"), structured notes, asset-backed securities and mortgage-related securities, including mortgage dollar rolls, and may invest up to 10% of its assets in below investment-grade fixed-income securities (commonly known as "junk bonds"). Below investment-grade fixed-income securities are rated below investment-grade quality (i.e., none of the three major rating agencies (Moody's Investors Service, Inc., Fitch Investor Services, Inc. or Standard & Poor's Ratings Group) have rated the securities in one of their respective top four ratings categories). The Fund's fixed-income securities investments may include unrated securities (securities that are not rated by a rating agency) if Loomis Sayles determines that the securities are of comparable quality to rated securities that the Fund may purchase. The Fund may invest in fixed-income securities of any maturity. The Fund may also invest in swaps (including credit default swaps, in which one party agrees to make periodic payments to a counterparty in exchange for the right to receive a payment in the event of a default of the underlying reference security) and other derivatives. The Fund may also engage in futures transactions and foreign currency transactions.

Principal Risks

The principal risks of investing in the Fund are summarized below. The Fund does not represent a complete investment program. You may lose money by investing in the Fund.

Below Investment-Grade Fixed-Income Securities Risk is the risk that the Fund's investments in below investment-grade fixed-income securities may be subject to greater risks than other fixed-income securities, including being subject to greater levels of interest rate risk, credit risk (including a greater risk of default) and liquidity risk. The ability of the issuer to make principal and interest payments is predominantly speculative for below investment-grade fixed-income securities.

Credit Risk is the risk that the issuer or guarantor of a fixed-income security in which the Fund invests, or the counterparty to a derivatives or other transaction will fail financially or otherwise be unwilling or unable to meet their obligations to the Fund.

Currency Risk is the risk that the value of the Fund's investments will fall as a result of changes in exchange rates. Loomis Sayles may elect not to hedge currency risk or may hedge imperfectly, which may cause the Fund to incur losses that would not have been incurred had the risk been hedged.

Derivatives Risk is the risk that the value of the Fund's derivative investments such as forward currency contracts, structured notes, futures transactions and swap transactions will fall, for example, because of changes in the value of the underlying reference instruments, pricing difficulties or lack of correlation with the underlying investments. The use of derivatives for other than hedging purposes may be considered a speculative activity, and involves greater risks than are involved in hedging. There is also the risk that the Fund may be unable to terminate or sell a derivatives position at an advantageous time or price.  The Fund's derivative counterparties may experience financial difficulties or otherwise be unwilling or unable to honor their obligations, possibly resulting in losses to the Fund.  This risk is greater for forward currency contracts, swaps and other over-the-counter traded derivatives. Investing in derivatives gives rise to other risks, such as leverage risk, liquidity risk, credit risk, counterparty risk, interest rate risk and market risk. The use of derivatives may cause the Fund to incur losses greater than those which would have occurred had derivatives not been used.

Extension Risk is the risk that an unexpected rise in interest rates will extend the life of a mortgage- or asset-backed security beyond the expected prepayment time, typically reducing the security's value.

Focused Investment Risk is the risk that the Fund's portfolio is not as diversified as some of the other Funds' portfolios, which means that the Fund generally invests more of its assets in a smaller number of issuers. As a result, changes in the value of a single security may have a more significant effect on the Fund's net asset value ("NAV").

Foreign Securities Risk is the risk that the value of the Fund's foreign investments will fall as a result of foreign political, social, economic, environmental, credit, informational or currency changes or other issues relating to foreign investing generally. Foreign securities may be subject to higher volatility than U.S. securities, varying degrees of regulation and limited liquidity. The Fund's investments in foreign securities may be subject to foreign withholding taxes, which would decrease the yield on those securities.

Interest Rate Risk is the risk that the value of the Fund's investments will fall if interest rates rise. Generally, the value of fixed-income securities rises when prevailing interest rates fall and falls when interest rates rise.  Interest rate risk generally is greater for funds that invest in fixed-income securities with relatively longer durations than for funds that invest in fixed-income securities with shorter durations. The value of securities with longer maturities are generally more sensitive to fluctuations in interest rates than other fixed-income securities. In addition, an economic downturn or period of rising interest rates could adversely affect the market of these securities and reduce the Fund's ability to sell them. A period of rising interest rates could negatively impact the performance of the Fund.

Issuer Risk is the risk that the value of securities may decline due to a number of reasons relating to the issuer, such as management performance, financial leverage and reduced demand for the issuer's goods and services.

Large Investor Risk is the risk associated with ownership of shares of the Fund that may be concentrated in one or a few large investors. Such investors may redeem shares in large quantities or on a frequent basis. Redemptions by a large investor can affect the performance of the Fund, may increase realized capital gains, may accelerate the realization of taxable income to shareholders and may increase transaction costs. These transactions potentially limit the use of any capital loss carryforwards and certain other losses to offset future realized capital gains (if any). Such transactions may also increase the Fund's expenses.

Leverage Risk is the risk associated with securities or practices (e.g., borrowing and the use of certain derivatives) and investment in certain types of derivatives that multiply small index, market or asset price movements into larger changes in value. Use of derivative instruments may involve leverage. When a derivative is used as a hedge against an offsetting position that the Fund also holds, any loss generated by the derivative should be substantially offset by gains on the hedged instrument, and vice versa. To the extent that the Fund uses a derivative for purposes other than as a hedge, or if the Fund hedges imperfectly, the Fund is directly exposed to the risks of that derivative and any loss generated by the derivative will not be offset by a gain. Futures and forward currency contracts are derivatives and may be subject to this type of risk.

Liquidity Risk is the risk that the Fund may be unable to find a buyer for its investments when it seeks to sell them or to receive the price it expects. Securities acquired in a private placement, such as Rule 144A securities, generally are subject to strict restrictions on resale and there may be no liquid secondary market or ready purchaser for such securities. Therefore, the Fund may be unable to dispose of such securities when it desires to do so, or at the most advantageous time or price. Liquidity issues may also make it difficult to value the Fund's investments.

Management Risk is the risk that Loomis Sayles' investment techniques will be unsuccessful and cause the Fund to incur losses.

Market Risk is the risk that the market value of a security will move up and down, sometimes rapidly and unpredictably, based upon a change in an issuer's financial condition, as well as overall market and economic conditions.

Mortgage-Related and Asset-Backed Securities Risk is the risk that the securities may be prepaid and result in the reinvestment of the prepaid amounts in securities with lower yields than the prepaid obligations. Conversely, there is a risk that an unexpected rise in interest rates will extend the life of a mortgage-related or asset-backed security beyond the expected prepayment time, typically reducing the security's value. The Fund may also incur a loss when there is a prepayment of securities that were purchased at a premium. It also includes risks associated with investing in the mortgages underlying the mortgage-backed securities. The market for mortgage-backed securities (and other asset-backed securities) has experienced high volatility and a lack of liquidity. As a result, the value of many of these securities has significantly declined. The Fund's investments in other asset-backed securities are subject to risks similar to those associated with mortgage-related securities, as well as additional risks associated with the nature of the assets and the servicing of those assets.

TIPS Risk is the risk that the rate of inflation will be lower than expected. Inflation-protected securities are intended to protect against inflation by adjusting the interest or principal payable on the security by an amount based upon an index intended to measure the rate of inflation. There can be no assurance that the relevant index will accurately measure the rate of inflation, in which case the securities may not work as intended.

Risk/Return Bar Chart and Table

The following bar chart and table give an indication of the risks of investing in the Fund by showing changes in the Fund's performance from year to year and by showing how the Fund's average annual returns for the one-year, five-year and ten-year periods compare to those of a broad measure of market performance. The Fund's past performance (before and after taxes) does not necessarily indicate how the Fund will perform in the future. Updated performance information is available online at www.loomissayles.com and/or by calling the Fund toll-free at 800-633-3330.

Total Returns for Institutional Class Shares

Highest Quarterly Return: Third Quarter 2011, 4.58% Lowest Quarterly Return: Second Quarter 2013, -6.88%

Average Annual Total Returns
(for the periods ended December 31, 2013)	Past 1 Year	Past 5 Years	Past 10 Years
Institutional Class - Return Before Taxes	-8.20%	5.90%	4.20%
Return After Taxes on Distributions	-8.97%	4.55%	2.58%
Return After Taxes on Distributions and Sale of Fund Shares	-4.61%	4.28%	2.73%
Retail Class - Return Before Taxes	-8.37%	5.61%	3.90%
Barclays U.S. Treasury Inflation Protected Securities Index	-8.61%	5.63%	4.85%

Prior to the inception of Retail Class shares (May 28, 2010), performance is that of Institutional Class shares, restated to reflect the higher net expenses of Retail Class shares. The Fund revised its investment strategies on December 15, 2004; performance may have been different had the current investment strategies been in place for all periods shown.

After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on an investor's tax situation and may differ from those shown. After-tax returns shown are not relevant to investors who hold their shares through tax-deferred arrangements, such as 401(k) plans, qualified plans, education savings accounts, such as 529 plans, or individual retirement accounts.  The after-tax returns are shown for the Institutional Class of the Fund. The Return After Taxes on Distributions and Sale of Fund Shares for the 1-year period exceeds the Return Before Taxes due to an assumed tax benefit from losses on a sale of Fund shares at the end of the measurement period. After-tax returns for the other classes of the Fund will vary. Index performance reflects no deduction for fees, expenses or taxes.

MANAGEMENT

Investment Adviser

Loomis, Sayles & Company, L.P.

Portfolio Managers

Elaine Kan, CFA, Vice President of Loomis Sayles, has served as a portfolio manager of the Fund since 2012.

Kevin P. Kearns, Vice President of Loomis Sayles, has served as a portfolio manager of the Fund since 2012.

Maura T. Murphy, CFA, Vice President of Loomis Sayles, has served as a portfolio manager of the Fund since 2012.

PURCHASE AND SALE OF FUND SHARES

The following chart shows the investment minimum for each class of shares of the Fund:

	Minimum Initial Investment	Minimum Subsequent Investment
Institutional Class	$100,000	$50
Retail Class	$2,500	$50

The Fund's shares are available for purchase (and are redeemable on any business day) through your financial adviser, through your broker-dealer, directly from the Fund by writing to the Fund at Loomis Sayles Funds, P.O. Box 219594, Kansas City, MO 64121-9594, by exchange, by wire, by internet at www.loomissayles.com, by telephone at 800-633-3330, through the Automated Clearing House system, or, in the case of redemptions, by the Systematic Withdrawal Plan.

TAX INFORMATION

Fund distributions are generally taxable to you as ordinary income or capital gain, except for distributions to retirement plans and other investors that qualify for tax-exempt treatment under U.S. federal income tax law generally. Investments in such tax-advantaged plans will generally be taxed only upon withdrawal of monies from the tax-exempt arrangement.

PAYMENTS TO BROKER-DEALERS AND OTHER FINANCIAL INTERMEDIARIES

If you purchase the Fund through a broker-dealer or other financial intermediary (such as a bank), the Fund and its related companies may pay the intermediary for the sale of the Fund shares and related services. These payments may create a conflict of interest by influencing the broker-dealer or other intermediary and your salesperson to recommend the Fund over another investment. Ask your salesperson or visit your financial intermediary's website for more information.

fund summary

Loomis Sayles Intermediate Duration Bond Fund

INVESTMENT OBJECTIVE

The Fund's investment objective is above-average total return through a combination of current income and capital appreciation.

FUND FEES & EXPENSES

The following table describes the fees and expenses that you may pay if you buy and hold shares of the Fund.

The Fund does not impose a sales charge, a redemption fee or an exchange fee.

Annual Fund Operating Expenses

(expenses that you pay each year as a percentage of the value of your investment)	Institutional Class	Retail Class
Management fees	0.25%	0.25%
Distribution and/or service (12b-1) fees	0.00%	0.25%
Other expenses	0.23%	0.29%
Total annual fund operating expenses	0.48%	0.79%
Fee waiver and/or expense reimbursement[1]	0.08%	0.14%
Total annual fund operating expenses after fee waiver and/or expense reimbursement	0.40%	0.65%
[1]

Loomis, Sayles & Company, L.P. ("Loomis Sayles" or the "Adviser") has given a binding contractual undertaking to the Fund to limit the amount of the Fund's total annual fund operating expenses to 0.40% and 0.65% of the Fund's average daily net assets for Institutional Class shares and Retail Class shares, respectively, exclusive of brokerage expenses, interest expense, taxes, acquired fund fees and expenses, organizational and extraordinary expenses, such as litigation and indemnification expenses. This undertaking is in effect through January 31, 2015 and may be terminated before then only with the consent of the Fund's Board of Trustees. The Adviser will be permitted to recover, on a class by class basis, management fees waived and/or expenses reimbursed to the extent that expenses in later periods fall below 0.40% and 0.65% of the Fund's average daily net assets for Institutional Class shares and Retail Class shares, respectively. The Fund will not be obligated to repay any such waived/reimbursed fees and expenses more than one year after the end of the fiscal year in which the fees or expenses were waived/reimbursed.

Example

The example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. The example assumes that you invest $10,000 in the Fund for the time periods indicated and then redeem all of your shares at the end of those periods. The example also assumes that your investment has a 5% return each year and the Fund's operating expenses remain the same, except that the example is based on the Total Annual Fund Operating Expenses After Fee Waiver and/or Expense Reimbursement for the first year and on the Total Annual Fund Operating Expenses for the remaining years.  Although your actual costs may be higher or lower, based on these assumptions your costs would be:

	1 year	3 years	5 years	10 years
Institutional Class	$41	$146	$261	$596
Retail Class	$66	$238	$425	$965

Portfolio Turnover

The Fund pays transaction costs, such as commissions, when it buys and sells securities (or "turns over" its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes for you if your Fund shares are held in a taxable account. These costs, which are not reflected in annual fund operating expenses or in the example, affect the Fund's performance. During its most recently ended fiscal year, the Fund's portfolio turnover rate was 124% of the average value of its portfolio.

INVESTMENTS, RISKS AND PERFORMANCE

Principal Investment Strategies

Under normal circumstances, the Fund will invest at least 80% of its net assets (plus any borrowings made for investment purposes) in fixed-income securities (for example, bonds and other investments that Loomis Sayles believes have similar economic characteristics, such as notes, debentures and loans). It is anticipated that the Fund's weighted average duration will generally be between two and five years.

The Fund will purchase only investment-grade fixed-income securities, which are those securities that are rated as such at the time of purchase by at least one of the three major ratings agencies (Moody's Investors Service, Inc., Fitch Investor Services, Inc. or Standard & Poor's Ratings Group) or, if unrated, are determined by Loomis Sayles to be of comparable quality. The Fund may continue to hold up to 10% of its net assets in securities that are downgraded to a rating below investment-grade subsequent to their purchase if Loomis Sayles believes it is appropriate to do so.

In deciding which securities to buy and sell, Loomis Sayles may consider a number of factors related to the bond issue and the current bond market, for example, the stability and volatility of a country's bond markets, the financial strength of the issuer, current interest rates, current valuations, Loomis Sayles' expectations regarding general trends in interest rates and currency considerations. Loomis Sayles will also consider how purchasing or selling a bond would impact the overall portfolio's risk profile (for example, its sensitivity to currency risk, interest rate risk and sector-specific risk) and potential return (income and capital gains).

Three themes typically drive the Fund's investment approach. First, Loomis Sayles generally seeks fixed-income securities of issuers whose credit profiles it believes are improving. Loomis Sayles' credit research team provides deep fundamental and quantitative analysis as well as ratings on over 1,000 issuers worldwide. The broad coverage combined with the objective of identifying attractive investment opportunities makes this an important component of the investment approach. Second, the Fund may invest significantly in securities the prices of which Loomis Sayles believes are more sensitive to events related to the underlying issuer than to changes in general interest rates or overall market default rates. These securities may not have a direct correlation with changes in interest rates, thus helping to manage interest rate risk and to offer diversified sources for return. Third, Loomis Sayles analyzes different sectors of the economy and differences in the yields ("spreads") of various fixed-income securities (U.S. governments, investment-grade corporates, securitized assets, high-yield corporates, emerging markets, non-U.S. sovereigns and credits, bank loans and municipals) in an effort to find securities that it believes may produce attractive returns for the Fund in comparison to their risk.

The Fund may invest any portion of its assets in U.S. dollar-denominated securities of Canadian issuers and up to 20% of its assets in other U.S. dollar-denominated foreign securities, including emerging market securities. The Fund may invest without limit in obligations of supranational entities (e.g., the World Bank). The Fund may also invest in mortgage-related securities, including mortgage dollar rolls. The Fund may also engage in futures transactions and swaps (including credit default swaps, in which one party agrees to make periodic payments to a counterparty in exchange for the right to receive a payment in the event of a default of the underlying reference security).

The fixed-income securities in which the Fund may invest include, among other things, corporate bond and other debt securities (including junior and senior bonds), U.S. government securities, zero-coupon securities, mortgage-backed securities and other asset-backed securities, real estate investment trusts ("REITs") and securities issued pursuant to Rule 144A under the Securities Act of 1933 ("Rule 144A securities").

Principal Risks

The principal risks of investing in the Fund are summarized below. The Fund does not represent a complete investment program. You may lose money by investing in the Fund.

Credit Risk is the risk that the issuer or guarantor of a fixed-income security in which the Fund invests, or the counterparty to a derivatives or other transaction will fail financially or otherwise be unwilling or unable to meet their obligations to the Fund.

Currency Risk is the risk that the value of the Fund's investments will fall as a result of changes in exchange rates. Loomis Sayles may elect not to hedge currency risk or may hedge imperfectly, which may cause the Fund to incur losses that would not have been incurred had the risk been hedged.

Derivatives Risk is the risk that the value of the Fund's derivative investments such as futures transactions and swap transactions will fall, for example, because of changes in the value of the underlying reference instruments, pricing difficulties or lack of correlation with the underlying investments. The use of derivatives for other than hedging purposes may be considered a speculative activity, and involves greater risks than are involved in hedging. There is also the risk that the Fund may be unable to terminate or sell a derivatives position at an advantageous time or price.  The Fund's derivative counterparties may experience financial difficulties or otherwise be unwilling or unable to honor their obligations, possibly resulting in losses to the Fund.  This risk is greater for swaps and other over-the-counter traded derivatives. Investing in derivatives gives rise to other risks, such as leverage risk, liquidity risk, credit risk, counterparty risk, interest rate risk and market risk. The use of derivatives may cause the Fund to incur losses greater than those which would have occurred had derivatives not been used.

Emerging Markets Risk is the risk that the Fund's investments may face greater foreign securities risk. Emerging markets investments are subject to greater risks arising from political or economic instability, nationalization or confiscatory taxation, currency exchange restrictions and an issuer's unwillingness or inability to make principal or interest payments on its obligations. Emerging markets companies may be smaller and have shorter operating histories than companies in developed markets.

Extension Risk is the risk that an unexpected rise in interest rates will extend the life of a mortgage- or asset-backed security beyond the expected prepayment time, typically reducing the security's value.

Foreign Securities Risk is the risk that the value of the Fund's foreign investments will fall as a result of foreign political, social, economic, environmental, credit, informational or currency changes or other issues relating to foreign investing generally. Foreign securities may be subject to higher volatility than U.S. securities, varying degrees of regulation and limited liquidity. The Fund's investments in foreign securities may be subject to foreign withholding taxes, which would decrease the yield on those securities.

Interest Rate Risk is the risk that the value of the Fund's investments will fall if interest rates rise. Generally, the value of fixed-income securities rises when prevailing interest rates fall and falls when interest rates rise.  Interest rate risk generally is greater for funds that invest in fixed-income securities with relatively longer durations than for funds that invest in fixed-income securities with shorter durations. The value of zero-coupon securities and securities with longer maturities are generally more sensitive to fluctuations in interest rates than other fixed-income securities. In addition, an economic downturn or period of rising interest rates could adversely affect the market of these securities and reduce the Fund's ability to sell them. A period of rising interest rates could negatively impact the performance of the Fund.

Issuer Risk is the risk that the value of securities may decline due to a number of reasons relating to the issuer, such as management performance, financial leverage and reduced demand for the issuer's goods and services.

Leverage Risk is the risk associated with securities or practices (e.g., borrowing and the use of certain derivatives) and investment in certain types of derivatives that multiply small index, market or asset price movements into larger changes in value. Use of derivative instruments may involve leverage. When a derivative is used as a hedge against an offsetting position that the Fund also holds, any loss generated by the derivative should be substantially offset by gains on the hedged instrument, and vice versa. To the extent that the Fund uses a derivative for purposes other than as a hedge, or if the Fund hedges imperfectly, the Fund is directly exposed to the risks of that derivative and any loss generated by the derivative will not be offset by a gain. Futures are derivatives and may be subject to this type of risk.

Liquidity Risk is the risk that the Fund may be unable to find a buyer for its investments when it seeks to sell them or to receive the price it expects. Securities acquired in a private placement, such as Rule 144A securities, generally are subject to strict restrictions on resale and there may be no liquid secondary market or ready purchaser for such securities. Therefore, the Fund may be unable to dispose of such securities when it desires to do so, or at the most advantageous time or price. Liquidity issues may also make it difficult to value the Fund's investments.

Management Risk is the risk that Loomis Sayles' investment techniques will be unsuccessful and cause the Fund to incur losses.

Market Risk is the risk that the market value of a security will move up and down, sometimes rapidly and unpredictably, based upon a change in an issuer's financial condition, as well as overall market and economic conditions.

Mortgage-Related and Asset-Backed Securities Risk is the risk that the securities may be prepaid and result in the reinvestment of the prepaid amounts in securities with lower yields than the prepaid obligations. Conversely, there is a risk that an unexpected rise in interest rates will extend the life of a mortgage-related or asset-backed security beyond the expected prepayment time, typically reducing the security's value. The Fund may also incur a loss when there is a prepayment of securities that were purchased at a premium. It also includes risks associated with investing in the mortgages underlying the mortgage-backed securities. The market for mortgage-backed securities (and other asset-backed securities) has experienced high volatility and a lack of liquidity. As a result, the value of many of these securities has significantly declined. The Fund's investments in other asset-backed securities are subject to risks similar to those associated with mortgage-related securities, as well as additional risks associated with the nature of the assets and the servicing of those assets.

REITs Risk is the risk that the value of the Fund's investments in REITs will fall as a result of changes in underlying real estate values, rising interest rates, limited diversification of holdings, higher costs and prepayment risk associated with related mortgages, as well as other risks particular to investments in real estate. Many REITs are highly leveraged, increasing their risk.

Risk/Return Bar Chart and Table

The following bar chart and table give an indication of the risks of investing in the Fund by showing changes in the Fund's performance from year to year and by showing how the Fund's average annual returns for the one-year, five-year and ten-year periods compare to those of a broad measure of market performance. The Fund's past performance (before and after taxes) does not necessarily indicate how the Fund will perform in the future. Updated performance information is available online at www.loomissayles.com and/or by calling the Fund toll-free at 800-633-3330.

Total Returns for Institutional Class Shares

Highest Quarterly Return: Second Quarter 2009, 7.49% Lowest Quarterly Return: Third Quarter 2008, -2.93%

Average Annual Total Returns
(for the periods ended December 31, 2013)	Past 1 Year	Past 5 Years	Past 10 Years
Institutional Class - Return Before Taxes	-0.34%	7.32%	4.84%
Return After Taxes on Distributions	-1.53%	5.86%	3.22%
Return After Taxes on Distributions and Sale of Fund Shares	-0.13%	5.21%	3.15%
Retail Class - Return Before Taxes	-0.50%	7.07%	4.56%
Barclays U.S. Intermediate Government/Credit Bond Index	-0.86%	3.96%	4.09%

Prior to the inception of Retail Class shares (May 28, 2010), performance is that of Institutional Class shares, restated to reflect the higher net expenses of Retail Class shares. The Fund revised its investment strategies on May 28, 2010; performance may have been different had the current investment strategies been in place for all periods shown.

After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on an investor's tax situation and may differ from those shown. After-tax returns shown are not relevant to investors who hold their shares through tax-deferred arrangements, such as 401(k) plans, qualified plans, education savings accounts, such as 529 plans, or individual retirement accounts.  The after-tax returns are shown for the Institutional Class of the Fund. The Return After Taxes on Distributions and Sale of Fund Shares for the 1-year period exceeds the Return Before Taxes due to an assumed tax benefit from losses on a sale of Fund shares at the end of the measurement period. After-tax returns for the other classes of the Fund will vary. Index performance reflects no deduction for fees, expenses or taxes.

MANAGEMENT

Investment Adviser

Loomis, Sayles & Company, L.P.

Portfolio Managers

Christopher T. Harms, Vice President of Loomis Sayles, has served as a portfolio manager of the Fund since 2012.

Clifton V. Rowe, CFA, Vice President of Loomis Sayles, has served as a portfolio manager of the Fund since 2005.

Kurt L. Wagner, CFA, CIC, Vice President of Loomis Sayles, has served as a portfolio manager of the Fund since 2012.

PURCHASE AND SALE OF FUND SHARES

The following chart shows the investment minimum for each class of shares of the Fund:

	Minimum Initial Investment	Minimum Subsequent Investment
Institutional Class	$100,000	$50
Retail Class	$2,500	$50

The Fund's shares are available for purchase (and are redeemable on any business day) through your financial adviser, through your broker-dealer, directly from the Fund by writing to the Fund at Loomis Sayles Funds, P.O. Box 219594, Kansas City, MO 64121-9594, by exchange, by wire, by internet at www.loomissayles.com, by telephone at 800-633-3330, through the Automated Clearing House system, or, in the case of redemptions, by the Systematic Withdrawal Plan.

TAX INFORMATION

Fund distributions are generally taxable to you as ordinary income or capital gain, except for distributions to retirement plans and other investors that qualify for tax-exempt treatment under U.S. federal income tax law generally. Investments in such tax-advantaged plans will generally be taxed only upon withdrawal of monies from the tax-exempt arrangement.

PAYMENTS TO BROKER-DEALERS AND OTHER FINANCIAL INTERMEDIARIES

If you purchase the Fund through a broker-dealer or other financial intermediary (such as a bank), the Fund and its related companies may pay the intermediary for the sale of the Fund shares and related services. These payments may create a conflict of interest by influencing the broker-dealer or other intermediary and your salesperson to recommend the Fund over another investment. Ask your salesperson or visit your financial intermediary's website for more information.

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Loomis Sayles Bond Fund

Investment Objective

The Fund's investment objective is high total investment return through a combination of current income and capital appreciation. The Fund's investment objective may be changed without shareholder approval. The Fund will provide prior written notice to shareholders before changing the investment objective.

Principal Investment Strategies

Under normal circumstances, the Fund will invest at least 80% of its net assets (plus any borrowings made for investment purposes) in fixed-income securities (for example, bonds and other investments that Loomis Sayles believes have similar economic characteristics, such as notes, debentures and loans). The Fund will invest primarily in investment-grade fixed-income securities, although it may also invest up to 35% of its assets in below investment-grade fixed-income securities (commonly known as "junk bonds") and up to 20% of its assets in equity securities, such as common stocks and preferred stocks (with up to 10% of its assets in common stocks). Below investment-grade fixed-income securities are rated below investment-grade quality (i.e., none of the three major rating agencies (Moody's Investors Service, Inc., Fitch Investor Services, Inc. or Standard & Poor's Ratings Group) have rated the securities in one of their respective top four ratings categories). The Fund's fixed-income securities investments may include unrated securities (securities that are not rated by a rating agency) if Loomis Sayles determines that the securities are of comparable quality to rated securities that the Fund may purchase. The Fund may invest in fixed-income securities of any maturity.

In deciding which securities to buy and sell, Loomis Sayles may consider a number of factors related to the bond issue and the current bond market, including, for example, the stability and volatility of a country's bond markets, the financial strength of the issuer, current interest rates, current valuations, Loomis Sayles' expectations regarding general trends in interest rates and currency considerations. Loomis Sayles will also consider how purchasing or selling a bond would impact the overall portfolio's risk profile (for example, its sensitivity to currency risk, interest rate risk and sector-specific risk) and potential return (income and capital gains).

Three themes typically drive the Fund's investment approach. First, Loomis Sayles generally seeks fixed-income securities of issuers whose credit profiles it believes are improving. Loomis Sayles' credit research team provides deep fundamental and quantitative analysis as well as ratings on over 1,000 issuers worldwide. The broad coverage combined with the objective of identifying attractive investment opportunities makes this an important component of the investment approach. Second, the Fund may invest significantly in securities the prices of which Loomis Sayles believes are more sensitive to events related to the underlying issuer than to changes in general interest rates or overall market default rates. These securities may not have a direct correlation with changes in interest rates, thus helping to manage interest rate risk and to offer diversified sources for return. Third, Loomis Sayles analyzes different sectors of the economy and differences in the yields ("spreads") of various fixed-income securities (U.S. governments, investment-grade corporates, securitized assets, high-yield corporates, emerging markets, non-U.S. sovereigns and credits, convertibles, bank loans and municipals) in an effort to find securities that it believes may produce attractive returns for the Fund in comparison to their risk.

In deciding which equity securities to buy and sell, Loomis Sayles intends to emphasize dividend-paying stocks issued by companies with strong fundamentals and relatively limited anticipated volatility to supplement its fixed-income holdings. These securities will be selected with the same bottom-up investment process that is the foundation of the Fund's overall strategy.

The Fund may invest any portion of its assets in securities of Canadian issuers and up to 20% of its assets in other foreign securities, including emerging markets securities. The Fund may invest without limit in obligations of supranational entities (e.g., the World Bank).

The fixed-income securities in which the Fund may invest include, among other things, corporate bonds and other debt securities, U.S. government securities, commercial paper, zero-coupon securities, mortgage-related securities (including senior and junior loans, mortgage dollar rolls, stripped mortgage-related securities and collateralized mortgage obligations) and other asset-backed securities, when-issued securities, real estate investment trusts ("REITs"), securities issued pursuant to Rule 144A under the Securities Act of 1933 ("Rule 144A securities"), structured notes, repurchase agreements and convertible securities. The Fund may engage in options and futures transactions, foreign currency transactions and swap transactions (including credit default swaps, in which one party agrees to make periodic payments to a counterparty in exchange for the right to receive a payment in the event of a default of the underlying reference security).

In accordance with applicable Securities and Exchange Commission requirements, the Fund will notify shareholders prior to any change to the 80% policy discussed above taking effect.

Loomis Sayles Global Bond Fund

Investment Objective

The Fund's investment objective is high total investment return through a combination of high current income and capital appreciation. The Fund's investment objective may be changed without shareholder approval. The Fund will provide prior written notice to shareholders before changing the investment objective.

Principal Investment Strategies

The Fund will normally invest at least 80% of its net assets (plus any borrowings made for investment purposes) in fixed-income securities (for example, bonds and other investments that Loomis Sayles believes have similar economic characteristics, such as notes, debentures and loans). The Fund invests primarily in investment-grade fixed-income securities worldwide, although it may invest up to 20% of its assets in below investment-grade fixed-income securities (commonly known as "junk bonds"). Below investment-grade fixed-income securities are rated below investment-grade quality (i.e., none of the three major rating agencies (Moody's Investors Service, Inc., Fitch Investor Services, Inc. or Standard & Poor's Ratings Group) have rated the securities in one of their respective top four rating categories). The Fund's fixed-income securities investments may include unrated securities (securities that are not rated by a rating agency) if Loomis Sayles determines that the securities are of comparable quality to rated securities that the Fund may purchase. Securities held by the Fund may be denominated in any currency and may be issued by issuers located in countries with emerging securities markets. The Fund may invest in fixed-income securities of any maturity. The Fund may also invest in foreign currencies and may engage in other foreign currency transactions for investment or hedging purposes.

In deciding which securities to buy and sell, Loomis Sayles may consider a number of factors related to the bond issue and the current bond market, for example, the stability and volatility of a country's bond markets, the financial strength of the issuer, current interest rates, current valuations, Loomis Sayles' expectations regarding general trends in interest rates and currency considerations. Loomis Sayles will also consider how purchasing or selling a bond would impact the overall portfolio's risk profile (for example, its sensitivity to currency risk, interest rate risk and sector-specific risk) and potential return (income and capital gains).

Three themes typically drive the Fund's investment approach. First, Loomis Sayles generally seeks fixed-income securities of issuers whose credit profiles it believes are improving. Loomis Sayles' credit research team provides deep fundamental and quantitative analysis as well as ratings on over 1,000 issuers worldwide. The broad coverage combined with the objective to identify attractive investment opportunities makes this an important component of the investment approach. Second, Loomis Sayles analyzes political, economic, and other fundamental factors and combines this analysis with a comparison of the yield spreads of various fixed-income securities in an effort to find securities that it believes may produce attractive returns for the Fund in comparison to their risk. Third, if a security that is believed to be attractive is denominated in a foreign currency, Loomis Sayles analyzes whether to accept or to hedge the currency risk.

The fixed-income securities in which the Fund may invest include, among other things, corporate bonds and other debt securities, U.S. government securities, commercial paper, zero-coupon securities, mortgage-related securities (including senior and junior loans, mortgage dollar rolls and collateralized mortgage obligations) and other asset-backed securities, when-issued securities, securities issued pursuant to Rule 144A under the Securities Act of 1933 ("Rule 144A securities"), structured notes, repurchase agreements and convertible securities. The Fund may also engage in options and futures transactions and swap transactions (including credit default swaps, in which one party agrees to make periodic payments to a counterparty in exchange for the right to receive a payment in the event of a default of the underlying reference security).

In accordance with applicable Securities and Exchange Commission requirements, the Fund will notify shareholders prior to any change to the 80% policy discussed above taking effect.

Frequent Trading The Fund may also engage in active and frequent trading of securities. Frequent trading may produce a high level of taxable gains, as well as increased trading costs, which may lower the Fund's return.

Loomis Sayles Inflation Protected Securities Fund

Investment Objective

The Fund's investment objective is high total investment return through a combination of current income and capital appreciation. The Fund's investment objective may be changed without shareholder approval. The Fund will provide prior written notice to shareholders before changing the investment objective.

Principal Investment Strategies

The Fund will normally invest at least 80% of its net assets (plus any borrowings made for investment purposes) in inflation-protected securities. The emphasis will be on debt securities issued by the U.S. Treasury (Treasury Inflation-Protected Securities, or "TIPS"). The principal value of these securities is periodically adjusted according to the rate of inflation, and repayment of the original bond principal upon maturity is guaranteed by the U.S. Government.

In deciding which securities to buy and sell, Loomis Sayles may consider a number of factors related to the bond issue and the current bond market, for example, the stability and volatility of a country's bond markets, the financial strength of the issuer, current interest rates, current valuations, Loomis Sayles' expectations regarding general trends in interest rates and currency considerations. Loomis Sayles will also consider how purchasing or selling a bond would impact the overall portfolio's risk profile (for example, its sensitivity to currency risk, interest rate risk and sector-specific risk) and potential return (income and capital gains).

The Fund may invest in other securities, including but not limited to inflation-protected debt securities issued by U.S. government agencies and instrumentalities other than the U.S. Treasury, by other entities such as corporations and foreign governments and by foreign issuers. The Fund may also invest in nominal (i.e., non-inflation-protected) treasury securities, corporate bonds, securities issued pursuant to Rule 144A under the Securities Act of 1933 ("Rule 144A securities"), structured notes, asset-backed securities and mortgage-related securities, including mortgage dollar rolls, and may invest up to 10% of its assets in below investment-grade fixed-income securities (commonly known as "junk bonds"). Below investment-grade fixed-income securities are rated below investment-grade quality (i.e., none of the three major rating agencies (Moody's Investors Service, Inc., Fitch Investor Services, Inc. or Standard & Poor's Ratings Group) have rated the securities in one of their respective top four ratings categories). The Fund's fixed-income securities investments may include unrated securities (securities that are not rated by a rating agency) if Loomis Sayles determines that the securities are of comparable quality to rated securities that the Fund may purchase. The Fund may invest in fixed-income securities of any maturity. The Fund may also invest in swaps (including credit default swaps, in which one party agrees to make periodic payments to a counterparty in exchange for the right to receive a payment in the event of a default of the underlying reference security) and other derivatives. The Fund may also engage in futures transactions and foreign currency transactions.

In accordance with applicable Securities and Exchange Commission requirements, the Fund will notify shareholders prior to any change to the 80% policy discussed above taking effect.

Frequent Trading The Fund may also engage in active and frequent trading of securities. Frequent trading may produce a high level of taxable gains, as well as increased trading costs, which may lower the Fund's return.

Loomis Sayles Intermediate Duration Bond Fund

Investment Objective

The Fund's investment objective is above-average total return through a combination of current income and capital appreciation. The Fund's investment objective may be changed without shareholder approval. The Fund will provide prior written notice to shareholders before changing the investment objective.

Principal Investment Strategies

Under normal circumstances, the Fund will invest at least 80% of its net assets (plus any borrowings made for investment purposes) in fixed-income securities (for example, bonds and other investments that Loomis Sayles believes have similar economic characteristics, such as notes, debentures and loans). It is anticipated that the Fund's weighted average duration will generally be between two and five years.

The Fund will purchase only investment-grade fixed-income securities, which are those securities that are rated as such at the time of purchase by at least one of the three major ratings agencies (Moody's Investors Service, Inc., Fitch Investor Services, Inc. or Standard & Poor's Ratings Group) or, if unrated, are determined by Loomis Sayles to be of comparable quality. The Fund may continue to hold up to 10% of its net assets in securities that are downgraded to a rating below investment-grade subsequent to their purchase if Loomis Sayles believes it is appropriate to do so.

In deciding which securities to buy and sell, Loomis Sayles may consider a number of factors related to the bond issue and the current bond market, for example, the stability and volatility of a country's bond markets, the financial strength of the issuer, current interest rates, current valuations, Loomis Sayles' expectations regarding general trends in interest rates and currency considerations. Loomis Sayles will also consider how purchasing or selling a bond would impact the overall portfolio's risk profile (for example, its sensitivity to currency risk, interest rate risk and sector-specific risk) and potential return (income and capital gains).

Three themes typically drive the Fund's investment approach. First, Loomis Sayles generally seeks fixed-income securities of issuers whose credit profiles it believes are improving. Loomis Sayles' credit research team provides deep fundamental and quantitative analysis as well as ratings on over 1,000 issuers worldwide. The broad coverage combined with the objective of identifying attractive investment opportunities makes this an important component of the investment approach. Second, the Fund may invest significantly in securities the prices of which Loomis Sayles believes are more sensitive to events related to the underlying issuer than to changes in general interest rates or overall market default rates. These securities may not have a direct correlation with changes in interest rates, thus helping to manage interest rate risk and to offer diversified sources for return. Third, Loomis Sayles analyzes different sectors of the economy and differences in the yields ("spreads") of various fixed-income securities (U.S. governments, investment-grade corporates, securitized assets, high-yield corporates, emerging markets, non-U.S. sovereigns and credits, bank loans and municipals) in an effort to find securities that it believes may produce attractive returns for the Fund in comparison to their risk.

The Fund may invest any portion of its assets in U.S. dollar-denominated securities of Canadian issuers and up to 20% of its assets in other U.S. dollar-denominated foreign securities, including emerging market securities. The Fund may invest without limit in obligations of supranational entities (e.g., the World Bank). The Fund may also invest in mortgage-related securities, including mortgage dollar rolls. The Fund may also engage in futures transactions and swaps (including credit default swaps, in which one party agrees to make periodic payments to a counterparty in exchange for the right to receive a payment in the event of a default of the underlying reference security).

The fixed-income securities in which the Fund may invest include, among other things, corporate bond and other debt securities (including junior and senior bonds), U.S. government securities, zero-coupon securities, mortgage-backed securities and other asset-backed securities, real estate investment trusts ("REITs") and securities issued pursuant to Rule 144A under the Securities Act of 1933 ("Rule 144A securities").

In accordance with applicable Securities and Exchange Commission requirements, the Fund will notify shareholders prior to any change to the 80% policy discussed above taking effect.

Frequent Trading The Fund may also engage in active and frequent trading of securities. Frequent trading may produce a high level of taxable gains, as well as increased trading costs, which may lower the Fund's return.

TEMPORARY DEFENSIVE MEASURES

Each Fund may hold any portion of its assets in cash (U.S. dollars, foreign currencies or multinational currency units) and/or invest in money market instruments or high-quality debt securities as Loomis Sayles deems appropriate. A Fund may miss certain investment opportunities if it uses defensive strategies and thus may not achieve its investment objective.

DERIVATIVES TRANSACTIONS

Each Fund may use derivatives, which are financial contracts whose value depends upon or is derived from the value of an underlying asset, reference rate or index. Examples of derivatives include options, futures and swap transactions (including credit default swaps), forward transactions and foreign currency transactions. The Funds may (but are not required to) use derivatives as part of a strategy designed to reduce exposure to other risks, such as risks associated with changes in interest rates or currency risk ("hedging"). When a derivative is used as a hedge against an offsetting position that a Fund also holds, any loss generated by the derivative security should be substantially offset by a gain on the hedged instrument, and vice versa. To the extent that the Fund uses a derivative for purposes other than as a hedge, or if the Fund hedges imperfectly, the Fund is directly exposed to the risks of that derivative and any loss generated by the derivative will not be offset by a gain. The Funds may also use derivatives for leverage, which increases opportunities for gain, to earn income, enhance yield or broaden the Fund's diversification by gaining exposure to issuers, indices, sectors, currencies and/or geographic regions.

REPURCHASE AGREEMENTS

Under a repurchase agreement, a Fund purchases a security and obtains a simultaneous commitment from the seller (a bank or, to the extent permitted by the Investment Company Act of 1940, (the "1940 Act"), a recognized securities dealer) to repurchase the security at an agreed-upon price and date (usually seven days or less from the date of original purchase). The resale price is in excess of the purchase price and reflects an agreed-upon market rate of interest unrelated to the coupon rate on the purchased security. Such transactions afford the Fund the opportunity to earn a return on its cash at what is expected to be minimal market risk. The Fund may invest in a repurchase agreement that does not produce a positive return to the Fund if Loomis Sayles believes it is appropriate to do so under the circumstances (for example, to help protect the Fund's uninvested cash against the risk of loss during periods of market turmoil). There is a risk that the seller may fail to repurchase the underlying security. In such event, the Fund would attempt to exercise rights with respect to the underlying security, including possible disposition in the market. However, the Fund may be subject to various delays and risks of loss, including possible declines in the value of the underlying security, possible reduced levels of income, inability to enforce rights and expenses involved in attempted enforcement. Repurchase agreements maturing in more than seven days may be considered illiquid securities.

SECURITIES LENDING

Each Fund may lend a portion of its portfolio securities to brokers, dealers and other financial institutions, provided that a number of conditions are satisfied, including that the loan is fully collateralized. Please see the section "Investment Strategies" in the SAI for details. When a Fund lends portfolio securities, its investment performance will continue to reflect changes in the value of the securities loaned, and the Fund will also receive a fee or interest on the collateral. These fees or interest are income to a Fund, although the Fund often must share the income with the securities lending agent and/or the borrower. Securities lending involves, among other risks, the risk of loss of rights in the collateral or delay in recovery of the collateral if the borrower fails to return the security loaned or becomes insolvent. The Funds may pay lending fees to the party arranging the loan. In addition, any investment of cash is generally at the sole risk of a Fund. Any income or gains and losses from investing and reinvesting any cash collateral delivered by a borrower pursuant to a loan are generally at the Fund's risk, and to the extent any such losses reduce the amount of cash below the amount required to be returned to the borrower upon the termination of any loan, the Fund may be required by the securities lending agent to pay or cause to be paid to such borrower an amount equal to such shortfall in cash, possibly requiring it to liquidate other portfolio securities to satisfy its obligations. Each Fund's securities lending activities are implemented pursuant to policies and procedures approved by the Board of Trustees and are subject to Board oversight.

TRANSACTIONS WITH OTHER INVESTMENT COMPANIES

Pursuant to the Securities and Exchange Commission (the "SEC") exemptive relief, each Fund may be permitted to invest its daily cash balances in shares of money market and short-term bond funds advised by NGAM Advisors, L.P. ("NGAM Advisors")(an affiliate of Loomis Sayles) or its affiliates ("Central Funds"). The Central Funds currently include one money market fund: the Daily Income Fund. The Daily Income Fund is advised by Reich & Tang Asset Management, LLC ("Reich & Tang"). Because Loomis Sayles, NGAM Advisors and Reich & Tang are subsidiaries of Natixis Global Asset Management, L.P. ("Natixis US"), the Funds and the Central Funds may be considered to be related companies comprising a "group of investment companies" under the 1940 Act.

Pursuant to such exemptive relief, the Funds may also borrow and lend money for temporary or emergency purposes directly to and from other funds through an interfund credit facility. In addition to the Funds and the Central Funds, series of the following mutual fund groups may also be able to participate in the facility: Natixis Funds Trust I (except the CGM Advisor Targeted Equity Fund series), Natixis Funds Trust II (except the Loomis Sayles Senior Floating Rate and Fixed Income Fund), Natixis Funds Trust IV, Harris Associates Investment Trust, Loomis Sayles Funds I, Loomis Sayles Funds II and Gateway Trust. The advisers and subadvisers to these mutual funds currently include AEW Capital Management, L.P., AlphaSimplex Group, LLC, Gateway Investment Advisers, LLC, Hansberger Global Investors, Inc., Harris Associates, L.P., Loomis Sayles, McDonnell Investment Management, LLC, NGAM Advisors, Reich & Tang, Vaughan Nelson Investment Management, L.P. and Westpeak Global Advisors, LLC ("Westpeak"). Each of these advisers and subadvisers (except Westpeak) are subsidiaries of Natixis US and are thus "affiliated persons" under the 1940 Act by reason of being under common control by Natixis US. In addition, because the Funds, and other funds, are advised by firms that are affiliated with one another, they may be considered to be related companies comprising a "group of investment companies" under the 1940 Act. The Daily Income Fund will participate in the credit facility only as a lender. Participation in such an interfund lending program would be voluntary for both borrowing and lending funds, and a Fund would participate in an interfund lending program only if the Fund's Board of Trustees determined that doing so would benefit a Fund. Should a Fund participate in such an interfund lending program, the Fund's Board of Trustees would establish procedures for the operation of the program by the advisers or an affiliate. The Funds may engage in the transactions described above without further notice to shareholders. The Funds may also make investments in related investment companies to the extent permitted by SEC regulations.

PERCENTAGE INVESTMENT LIMITATIONS

Except as set forth in the SAI, the percentage limitations set forth in this prospectus and the SAI apply at the time an investment is made and shall not be considered violated unless an excess or deficiency occurs or exists immediately after and as a result of such investment.

PORTFOLIO HOLDINGS

A description of the Funds' policies and procedures with respect to the disclosure of each Fund's portfolio securities is available in the Funds' SAI.

A "snapshot" of each Fund's investments may be found in each Fund's annual and semiannual reports. In addition, a list of each Fund's full portfolio holdings, which is updated monthly after an aging period of at least 30 days, is available on the Funds' website at www.loomissayles.com (click on "Mutual Funds" and then "Holdings"). These holdings will remain accessible on the website until each Fund files its Form N-CSR or Form N-Q with the SEC for the period that includes the date of the information. In addition, a list of each Fund's top 10 holdings as of the month-end is generally available within 7 business days after the month-end on the Funds' website at www.loomissayles.com (click on "Mutual Funds" and then "Holdings"). Please see the back cover of this prospectus for more information on obtaining a copy of a Fund's current annual or semiannual report.

more about risk

more about risk

This section provides more information on certain principal risks that may affect a Fund's portfolio, as well as information on additional risks a Fund may be subject to because of its investments or practices. In seeking to achieve their investment goals, the Funds may also invest in various types of securities and engage in various investment practices which are not a principal focus of the Funds and therefore are not described in this prospectus. These securities and investment practices and their associated risks are discussed in the Funds' SAI, which is available without charge upon request (see back cover).

BELOW INVESTMENT-GRADE FIXED-INCOME SECURITIES RISK

Below investment-grade fixed-income securities, also known as "junk bonds," are rated below investment-grade quality and may be considered speculative with respect to the issuer's continuing ability to make principal and interest payments. To be considered rated below investment-grade quality, none of the three major rating agencies (Moody's Investors Service, Inc., Fitch Investor Services, Inc. or Standard & Poor's Ratings Group) must have rated the security in one of their respective top four rating categories at the time a Fund acquires the security or, if the security is unrated, the portfolio managers must have determined it to be of comparable quality. Analysis of the creditworthiness of issuers of below investment-grade securities may be more complex than for issuers of higher-quality debt securities, and the Fund's ability to achieve its investment objectives may, to the extent the Fund invests in below investment-grade securities, be more dependent upon the portfolio managers' credit analysis than would be the case if the Fund were investing in higher-quality securities. The issuers of these securities may be in default or have a currently identifiable vulnerability to default on their payments of principal and interest, or may otherwise present elements of danger with respect to payments of principal or interest. However, a Fund will not invest in securities that are in default as to payment of principal and interest at the time of purchase, but may continue to hold securities that go into default after purchase.

Below investment-grade securities may be more susceptible to real or perceived adverse economic and competitive industry conditions than higher-grade securities. Yields on below investment-grade securities will fluctuate. If the issuer of below investment-grade securities defaults, a Fund may incur additional expenses to seek recovery.

The secondary markets in which below investment-grade securities are traded may be less liquid than the market for higher-grade securities. A lack of liquidity in the secondary trading markets could adversely affect the price at which the Fund could sell a particular below investment-grade security when necessary to meet liquidity needs or in response to a specific economic event, such as a deterioration in the creditworthiness of the issuer, and could adversely affect and cause large fluctuations in the net asset value ("NAV") of a Fund's shares. Adverse publicity and investor perceptions may decrease the values and liquidity of high yield securities generally.

It is reasonable to expect that any adverse economic conditions could disrupt the market for below investment-grade securities, have an adverse impact on the value of such securities and adversely affect the ability of the issuers of such securities to repay principal and pay interest thereon. New laws and proposed new laws may adversely impact the market for below investment-grade fixed-income securities.

CREDIT RISK

This is the risk that the issuer or the guarantor of a fixed-income security, the issuer or guarantor of a security backing the asset-backed securities in which a Fund invests, or the counterparty to a derivatives or an over-the-counter transaction will be unable or unwilling to make timely payments of interest or principal or to otherwise honor its obligations. Each Fund will be subject to credit risk to the extent that it invests in fixed-income securities or is a party to derivatives or over-the-counter transactions.

Funds that invest in below investment-grade fixed-income securities are subject to greater credit risk (because such securities are subject to a greater risk of default) and market risk than funds that invest in higher quality fixed-income securities. Below investment-grade fixed-income securities are considered predominantly speculative with respect to the ability of the issuer to make timely principal and interest payments.

The Funds' investments in securities issued by U.S. government agencies are subject to credit risk. Agencies of the U.S. government are guaranteed as to the payment of principal and interest of the relevant entity but are not backed by the full faith and credit of the U.S. government. An event affecting the guaranteeing entity could adversely affect the payment of principal or interest or both on the security, and therefore, these types of securities should be considered to be riskier than U.S. government securities.

Funds that invest in fixed-income securities issued in connection with corporate restructurings by highly leveraged issuers or in fixed-income securities that are not current in the payment of interest or principal (i.e., in default) will be subject to greater credit risk.

Funds that invest in foreign securities are subject to increased credit risk, because, for example, of the difficulties of requiring foreign entities to honor their contractual commitments and because a financial reporting and other standards are often less robust in foreign countries.

CURRENCY RISK

This is the risk that fluctuations in exchange rates between the U.S. dollar and foreign currencies or between two or more foreign currencies may cause the value of a Fund's investments to decline. Funds that may invest in securities or other instruments denominated in, or receive revenues in, foreign currency are subject to currency risk. Loomis Sayles may elect not to hedge currency risk or may hedge imperfectly, which may cause the Fund to incur losses that would not have been incurred had the risk been hedged. The market for some (or all) currencies may from time to time have low trading volume and become illiquid, which may prevent a Fund from effecting positions or from promptly liquidating unfavorable positions in such markets, thus subjecting the Fund to substantial losses.

DERIVATIVES RISK

As described herein and in the SAI, the use of derivatives involves special risks. To the extent that a Fund uses a derivative security for purposes other than as a hedge, or if a Fund hedges imperfectly, a Fund is directly exposed to the risks of that derivative security and any loss generated by the derivative security will not be offset by a gain. A Fund may also use derivatives for leverage, which increases opportunities for gain but also involves greater risk of loss due to leverage risk, and to earn income, enhance yield or broaden the Fund's diversification by gaining exposure to issuers, indices, sectors, currencies and/or geographic regions. The use of derivatives for these purposes entails greater risk than using derivatives solely for hedging purposes.

Funds that use derivatives also face additional risks, such as liquidity risk, market risk, management risk, the credit and counterparty risk relating to a broker, futures commodity market or other party to a derivative contract (which is greater for forward currency contracts, swaps and other over-the-counter derivatives), the risk of difficulties in pricing and valuation, the risk of ambiguous documentation and the risk that changes in the value of a derivative may not correlate perfectly with relevant assets, rates or indices. This could, for example, cause a derivative transaction to imperfectly hedge the risk which it was intended to hedge. A Fund's use of derivative instruments may involve risks greater than the risks associated with investing directly in securities and other traditional investments, may cause the Fund to lose more than the principal amount invested and may subject a Fund to the potential for unlimited loss. A Fund may be required to sell other securities at inopportune times to meet collateral requirements on its derivatives transactions. In addition, a Fund's use of derivatives may increase or accelerate the amount of taxes payable by shareholders. Also, suitable derivative transactions may not be available in all circumstances and there can be no assurance that a Fund will engage in these transactions to reduce exposure to other risks when that would be beneficial or that, if used, such strategies will be successful.

Recently, several broker-dealers and other financial institutions have experienced extreme financial difficulty, sometimes resulting in bankruptcy of the institution. There can be no assurance that the Fund's counterparties will not experience similar difficulties, possibly resulting in losses to the Fund. Losses resulting from the use of derivatives will reduce the Fund's NAV, and possibly income, and the losses may be significantly greater than if derivatives had not been used. When used, derivatives may increase the amount and affect the timing and character of taxes payable by shareholders.

EMERGING MARKETS RISK

Economic and Political Risks. Emerging market countries often experience instability in their political and economic structures and have less market depth, infrastructure, capitalization and regulatory oversight than more developed markets. Government actions could have a significant impact on the economic conditions in such countries, which in turn would affect the value and liquidity of the assets of a Fund invested in emerging market securities. Specific risks that could decrease a Fund's return include seizure of a company's assets, restrictions imposed on payments as a result of blockages on foreign currency exchanges and unanticipated social or political occurrences.

The ability of the government of an emerging market country to make timely payments on its debt obligations will depend on many factors, including the extent of its reserves, fluctuations in interest rates and access to international credit and investments. A country that has non-diversified exports or relies on certain key imports will be subject to greater fluctuations in the pricing of those commodities. Failure to generate sufficient earnings from foreign trade will make it difficult for an emerging market country to service its foreign debt.

Companies trading in developing securities markets are generally smaller and have shorter operating histories than companies trading in developed markets. Foreign investors may be required to register the proceeds of sales. Settlement of securities transactions in emerging markets may be subject to risk of loss and may be delayed more often than transactions settled in the United States. Disruptions resulting from social and political factors may cause the securities markets to close. If extended closings were to occur, the liquidity and value of the Fund's assets invested in corporate debt obligations of emerging market companies would decline.

Investment Controls; Repatriation. Foreign investment in emerging market country debt securities is restricted or controlled to varying degrees. These restrictions may at times limit or preclude foreign investment in certain emerging market country debt securities. Certain emerging market countries require government approval of investments by foreign persons, limit the amount of investments by foreign persons in a particular issuer, limit investments by foreign persons only to a specific class of securities of an issuer that may have less advantageous rights than the classes available for purchase by domiciliaries of the countries and/or impose additional taxes or controls on foreign investors or currency transactions. Certain emerging market countries may also restrict investment opportunities in issuers in industries deemed important to national interests.

Emerging market countries may require governmental approval for the repatriation of investment income, capital or proceeds of sale of securities by foreign investors. In addition, if a deterioration occurs in an emerging market country's balance of payments, the country could impose temporary restrictions on foreign capital remittances. A Fund could be adversely affected by delays in, or a refusal to grant, any required governmental approval for repatriation of capital, as well as by the application to a Fund of any restrictions on investments. Investing in local markets in emerging market countries may require a Fund to adopt special procedures, seek local governmental approvals or take other actions, each of which may involve additional costs to a Fund.

EXTENSION RISK

This is the risk that an unexpected rise in interest rates will extend the life of a mortgage- or asset-backed security beyond the expected prepayment time, typically reducing the security's value.

FOCUSED INVESTMENT RISK

This is the risk that a Fund that invests a greater percentage of its assets in a particular issuer or a small number of industries may have more risk compared with other mutual funds. Changes in the value of a single security or the impact of a single economic, political or regulatory occurrence may have a greater adverse impact on the Fund's NAV.

FOREIGN SECURITIES RISK

This is the risk associated with investments in issuers that are located or do business in foreign countries. A Fund's investments in foreign securities may be less liquid and may experience more rapid and extreme changes in value than investments in securities of U.S. issuers.

The securities markets of many foreign countries are relatively small, with a limited number of issuers and a small number of securities. In addition, foreign companies often are not subject to the same degree of regulation as U.S. companies. Reporting, accounting and auditing standards of foreign countries differ, in some cases significantly, from U.S. standards. Among other things, nationalization, expropriation or confiscatory taxation, currency blockage, political changes or diplomatic developments can cause the value of a Fund's investments in a foreign country to decline. In the event of nationalization, expropriation or other confiscation, a Fund could lose its entire foreign investment. These risks also apply to securities of foreign issuers traded in the United States or through depositary receipt programs such as American Depositary Receipts.

Funds that invest in emerging markets may face greater foreign risk since emerging market countries may be more likely to experience political and economic instability. See "Emerging Markets Risk."

INFLATION/DEFLATION RISK

Inflation risk is the risk that the value of assets or income from investments will be worth less in the future as inflation decreases the present value of future payments. Deflation risk is the risk that prices throughout the economy decline over time (the opposite of inflation). Deflation may have an adverse effect on the creditworthiness of issuers and may make issuer default more likely, which may result in a decline in the value of a Fund's portfolio.

INTEREST RATE RISK

This is the risk that changes in interest rates will affect the value of a Fund's investments in fixed-income securities, such as bonds, notes, asset-backed securities and other income-producing securities and derivatives. Fixed-income securities are obligations of the issuer to make payments of principal and/or interest on future dates. Generally, the value of fixed-income securities rises when prevailing interest rates fall and falls when interest rates rise.  Changes in interest rates may cause the value of a Fund's investments to decline.

Even Funds that generally invest a significant portion of their assets in high quality fixed-income securities are subject to interest rate risk. Interest rate risk is greater for funds that generally invest a significant portion of their assets in below investment-grade fixed-income securities (commonly known as "junk bonds") or comparable unrated securities. Interest rate risk also is greater for funds that generally invest in fixed-income securities with longer maturities or durations than for funds that invest in fixed-income securities with shorter maturities or durations.

Interest rate risk is compounded for Funds when they invest a significant portion of their assets in mortgage-related or asset-backed securities because the value of mortgage-related and asset-backed securities generally is more sensitive to changes in interest rates than other types of fixed-income securities. In addition, these types of securities are subject to the risk of prepayment when interest rates fall, which generally results in lower returns because Funds that hold these types of securities must reinvest assets previously invested in these types of securities in fixed-income securities with lower interest rates.

Funds also face increased interest rate risk when they invest in fixed-income securities paying no current interest (such as zero-coupon securities and principal-only securities) interest-only securities and fixed-income securities paying non-cash interest in the form of other fixed-income securities because the prices of those types of securities tend to react more to changes in interest rates.

ISSUER RISK

The value of a Fund's investments may decline for a number of reasons that directly relate to an issuer, such as management performance, financial leverage and reduced demand for the issuer's goods and services.

LARGE INVESTOR RISK

Ownership of shares of the Fund may be concentrated in one or a few large investors. Such investors may redeem shares in large quantities or on a frequent basis. Redemptions by a large investor can affect the performance of the Fund, may increase realized capital gains, may accelerate the realization of taxable income to shareholders and may increase transaction costs. These transactions potentially limit the use of any capital loss carryforwards and certain other losses to offset future realized capital gains (if any). Such transactions may also increase the Fund's expenses.

LEVERAGE RISK

When a Fund borrows money or otherwise leverages its portfolio, the value of an investment in the Fund will be more volatile, and all other risks are generally compounded. Funds face this risk if they create leverage by using investments such as reverse repurchase agreements, inverse floating-rate instruments or derivatives, or by borrowing money. The use of leverage may lead to losses that are greater than if the Fund had not used leverage.

LIQUIDITY RISK

Liquidity risk exists when particular investments are difficult to purchase or sell, possibly preventing a Fund from selling these illiquid securities at the price or at the time desired. Liquidity issues could also make it difficult to value a Fund's investments, which could also negatively impact NAV. An unrated security may be less liquid than a comparable rated security and involves the risk that Loomis Sayles may not accurately evaluate the security's comparative credit rating. Derivatives and securities that involve substantial interest rate or credit risk tend to involve greater liquidity risk. In addition, liquidity risk tends to increase to the extent a Fund invests in securities whose sale may be restricted by law or by contract, such as Rule 144A securities. Investment in derivatives may be less liquid when compared to other investments, especially during periods of market stress.

MANAGEMENT RISK

Management risk is the risk that Loomis Sayles' investment techniques could fail to achieve a Fund's objective and could cause your investment in a Fund to lose value. Each Fund is subject to management risk because each Fund is actively managed by Loomis Sayles. Loomis Sayles will apply its investment techniques and risk analyses in making investment decisions for each Fund, but there can be no guarantee that Loomis Sayles' decisions will produce the desired results. For example, securities that Loomis Sayles expects may appreciate in value may in fact decline. Similarly, in some cases derivative and other investment techniques may be unavailable or Loomis Sayles may decide not to use them, even under market conditions where their use could have benefited a Fund.

MARKET RISK

This is the risk that the value of a Fund's investments will change as financial markets fluctuate and that prices overall may decline. The value of a company's securities may fall as a result of factors that directly relate to that company, such as decisions made by its management or lower demand for the company's products or services. A security's value also may fall because of factors affecting not just the issuer of a security, but companies in its industry or in a number of different industries, such as increases in production costs. The value of a company's securities also may be affected by changes in financial market or other economic conditions, such as changes in interest rates or currency exchange rates. In addition, a company's stock generally pays dividends only after the company makes required payments to holders of its bonds or other debt. For this reason, the value of the stock will usually react more strongly than bonds and other fixed-income securities to actual or perceived changes in the company's financial condition or prospects. Market risk tends to be greater when a Fund invests in fixed-income securities with longer maturities.

MORTGAGE-RELATED AND ASSET-BACKED SECURITIES RISK

Mortgage-related securities, such as Government National Mortgage Association certificates or securities issued by the Federal National Mortgage Association, differ from traditional fixed-income securities. Among the major differences are that interest and principal payments are made more frequently, usually monthly, and that principal may be prepaid at any time because the underlying mortgage loans generally may be prepaid at any time. As a result, if a Fund purchases these assets (or other asset-backed securities) at a premium, a faster-than-expected prepayment rate will reduce yield to maturity, and a slower-than-expected prepayment rate will increase yield to maturity. If a Fund purchases mortgage-related securities (or other asset-backed securities) at a discount, faster-than-expected prepayments will increase, and slower-than-expected prepayments will reduce, yield to maturity. Prepayments, and resulting amounts available for reinvestment by the Fund, are likely to be greater during a period of declining interest rates and, as a result, are likely to be reinvested at lower interest rates. Accelerated prepayments on securities purchased at a premium may result in a loss of principal if the premium has not been fully amortized at the time of prepayment. These securities will decrease in value as a result of increases in interest rates generally, and they are likely to appreciate less than other fixed-income securities when interest rates decline because of the risk of prepayments. In addition, an increase in interest rates would give rise to extension risk by extending the life of a mortgage- or asset-backed security beyond the expected prepayment time, typically reducing the security's value. It would also increase the inherent volatility of the Fund by increasing the average life of the Fund's portfolio securities.

The value of some mortgage-backed and asset-backed securities in which a Fund invests may be particularly sensitive to changes in prevailing interest rates, and the ability of a Fund to successfully utilize these instruments may depend in part upon the ability of Loomis Sayles to forecast interest rates and other economic factors correctly. The risk of non-payment is greater for mortgage-related securities that are backed by mortgage pools that contain "subprime" or "Alt-A" loans (loans made to borrowers with weakened credit histories or with a lower capacity to make timely payments on their loans), but a level of risk exists for all loans. Market factors adversely affecting mortgage loan repayments may include a general economic turndown, high unemployment, a general slowdown in the real estate market, a drop in the market prices of real estate or an increase in interest rates resulting in higher mortgage payments by holders of adjustable-rate mortgages. The market for mortgage-backed securities (and other asset-backed securities) has in recent years experienced high volatility and a lack of liquidity. As a result, the value of many of these securities has significantly declined. There can be no assurance that these markets will become more liquid or less volatile, and it is possible that the value of these securities could decline further.

A mortgage dollar roll involves the sale of a security by a Fund and its agreement to repurchase the instrument at a specified time and price, and may be considered a form of borrowing for some purposes. A Fund will designate assets determined to be liquid in an amount sufficient to meet its obligations under the transactions. A dollar roll involves potential risks of loss that are different from those related to the securities underlying the transactions. A Fund may be required to purchase securities at a higher price than may otherwise be available on the open market. Since the counterparty in the transaction is required to deliver a similar, but not identical, security to a Fund, the security that a Fund is required to buy under the dollar roll may be worth less than an identical security. There is no assurance that a Fund's use of the cash that it receives from a dollar roll will provide a return that exceeds borrowing costs.

REITS RISK

REITs involve certain unique risks in addition to those risks associated with investing in the real estate industry in general (such as possible declines in the value of real estate, lack of availability of mortgage funds or extended vacancies of property). REITs are dependent upon management skills, are not diversified and are subject to heavy cash flow dependency, risks of default or prepayment by borrowers and self-liquidation. REITs are also subject to the possibilities of failing to qualify for tax-free pass-through of income under the Internal Revenue Code of 1986 (the "Code"), and failing to maintain their exemptions from registration under the 1940 Act.

Furthermore, the real estate industry is particularly sensitive to economic downturns. Securities of companies in the real estate industry, including REITs, are sensitive to factors such as changes in real estate values, property taxes, interest rates, cash flow of underlying real estate assets, occupancy rates, government regulations affecting zoning, land use and rents and the management skill and creditworthiness of the issuer. Companies in the real estate industry may also be subject to liabilities under environmental and hazardous waste laws. In addition, the value of a REIT is affected by changes in the value of the properties owned by the REIT or securing mortgage loans held by the REIT. A Fund will indirectly bear its proportionate share of expenses, including management fees, paid by each REIT in which it invests in addition to the expenses of the Fund.

REITs may have limited financial resources, may trade less frequently and in a limited volume and may be subject to more abrupt or erratic price movements than more widely-held securities.

A Fund's investment in a REIT may require the Fund to accrue and distribute income not yet received or may result in the Fund making distributions that constitute a return of capital to Fund shareholders for U.S. federal income tax purposes. In addition, distributions by a Fund from REITs will not qualify for the corporate dividends-received deduction or, generally, for treatment as qualified dividend income.

TIPS RISK

TIPS are fixed-income securities whose principal value is periodically adjusted according to the rate of inflation. The interest rate on TIPS is fixed at issuance, but over the life of the bond this interest may be paid on an increasing or decreasing principal value that has been adjusted for inflation. Although repayment of the original bond principal upon maturity is guaranteed, the market value of TIPS is not guaranteed, and will fluctuate.

management

management

Investment Adviser

Loomis Sayles, located at One Financial Center, Boston, Massachusetts 02111, serves as the investment adviser to the Funds. Loomis Sayles is a subsidiary of Natixis US, which is part of Natixis Global Asset Management, an international asset management group based in Paris, France. Founded in 1926, Loomis Sayles is one of the oldest investment firms in the United States with over $199.8 billion in assets under management as of December 31, 2013. Loomis Sayles has an extensive internal research staff. Loomis Sayles is responsible for making investment decisions for each Fund.

The aggregate advisory fees paid by the Funds during the fiscal year ended September 30, 2013, as a percentage of each Fund's average daily net assets were:

Fund	Aggregate Advisory Fee
Loomis Sayles Bond Fund	0.51%
Loomis Sayles Global Bond Fund	0.53%
Loomis Sayles Inflation Protected Securities Fund	0.00% (after waiver)
Loomis Sayles Intermediate Duration Bond Fund	0.18% (after waiver)

A discussion of the factors considered by the Funds' Board of Trustees in approving the Funds' investment advisory contracts is available in the Funds' annual reports for the fiscal year ended September 30, 2013.

Portfolio Managers

The following persons have had primary responsibility for the day-to-day management of each indicated Fund's portfolio since the date stated below. Associate portfolio managers are actively involved in formulating the overall strategy for the funds they manage but are not the primary decision-makers. Each portfolio manager has been employed by Loomis Sayles for at least five years.

Kenneth M. Buntrock has served as portfolio manager of the Loomis Sayles Global Bond Fund since 2000. Mr. Buntrock, Vice President of Loomis Sayles, began his investment career in 1974 and joined Loomis Sayles in 1997. Mr. Buntrock holds the designations of Chartered Financial Analyst and Chartered Investment Counselor. He earned a B.A. from Pennsylvania State University, an M.B.A. from the University of Pittsburgh and has over 39 years of investment experience.

Christopher T. Harms has served as a portfolio manager of the Loomis Sayles Intermediate Duration Bond Fund since 2012. Mr. Harms, Vice President of Loomis Sayles, joined Loomis Sayles in 2010 as a product manager for the fixed income group. Prior to joining Loomis Sayles, Mr. Harms was a senior vice president and managing director of an investment management team at CapitalSource Bank. Previously, Mr. Harms was a managing director and senior fixed income portfolio manager at Mackay Shields. He earned a B.S.B.A. from Villanova University and an M.B.A. from Drexel University. Mr. Harms has over 33 years of investment industry experience.

Matthew J. Eagan has served as portfolio manager of the Loomis Sayles Bond Fund since 2012. He served as an associate portfolio manager of the Loomis Sayles Bond Fund from 2007 until 2012. Mr. Eagan, Vice President of Loomis Sayles, began his investment career in 1989 and joined Loomis Sayles in 1997. He earned a B.A. from Northeastern University and an M.B.A. from Boston University. Mr. Eagan holds the designation of Chartered Financial Analyst and has over 24 years of investment experience.

Daniel J. Fuss has served as portfolio manager of the Loomis Sayles Bond Fund since its inception in 1991. Mr. Fuss is Vice Chairman, Director and Managing Partner of Loomis Sayles. He began his investment career in 1958 and joined Loomis Sayles in 1976. Mr. Fuss holds the designation of Chartered Financial Analyst and Chartered Investment Counselor. He earned a B.S. and an M.B.A. from Marquette University and has over 55 years of investment experience.

Elaine Kan has served as a portfolio manager of the Loomis Sayles Inflation Protected Securities Fund since 2012. Ms. Kan, Vice President and rate and currency strategist for the fixed income group of Loomis Sayles, began her investment career in 1997 and joined Loomis Sayles in 2011. Prior to joining Loomis Sayles, she was a portfolio analyst at Convexity Capital Management. Previously, she was a fixed income analyst at Harvard Management Company. Ms. Kan earned a B.S. in engineering, a B.S. in finance and an M.S. in electrical engineering from the Massachusetts Institute of Technology. Ms. Kan holds the designation of Chartered Financial Analyst and has over 13 years of investment experience.

Kevin P. Kearns has served as a portfolio manager of the Loomis Sayles Inflation Protected Securities Fund since 2012. Mr. Kearns, Vice President of Loomis Sayles, began his investment career in 1986 and joined Loomis Sayles in 2007. Prior to joining Loomis Sayles, he was the director of derivatives, quantitative analysis and risk management at Boldwater Capital Management. Mr. Kearns earned a B.S. from Bridgewater State College and an M.B.A. from Bryant College. Mr. Kearns has over 27 years of investment experience.

Maura T. Murphy has served as a portfolio manager of the Loomis Sayles Inflation Protected Securities Fund since 2012. Ms. Murphy, Vice President of Loomis Sayles, began her investment career in 2003 upon joining Loomis Sayles as a quantitative analyst. She earned a B.A. in mathematics from the College of the Holy Cross and an M.B.A. from the Carroll School of Management at Boston College. Ms. Murphy holds the designation of Chartered Financial Analyst and has over 10 years of investment experience.

David W. Rolley has served as portfolio manager of the Loomis Sayles Global Bond Fund since 2000. Mr. Rolley, Vice President of Loomis Sayles, began his investment career in 1980 and joined Loomis Sayles in 1994. Mr. Rolley holds the designation of Chartered Financial Analyst. He earned a B.A. from Occidental College, studied graduate economics at the University of Pennsylvania and has over 33 years of investment experience.

Clifton V. Rowe has served as portfolio manager of the Loomis Sayles Inflation Protected Securities Fund since January 2003 and the Loomis Sayles Intermediate Duration Bond Fund since December 2005. Mr. Rowe, Vice President of Loomis Sayles, began his investment career in 1992 and joined Loomis Sayles in 1992. Mr. Rowe holds the designation of Chartered Financial Analyst. He earned a B.B.A. from James Madison University, an M.B.A. from the University of Chicago and has over 21 years of investment experience.

Lynda L. Schweitzer has served as portfolio manager of the Loomis Sayles Global Bond Fund since 2007. Ms. Schweitzer, Vice President of Loomis Sayles, began her investment career in 1986 and joined Loomis Sayles in 2001. Ms. Schweitzer holds the designation of Chartered Financial Analyst. She earned a B.A. from the University of Rochester, an M.B.A. from Boston University and has over 27 years of investment experience.

Elaine M. Stokes has served as portfolio manager of the Loomis Sayles Bond Fund since 2012. She served as an associate portfolio manager of the Loomis Sayles Bond Fund from 2007 until 2012. Ms. Stokes, Vice President of Loomis Sayles, began her investment career in 1987 and joined Loomis Sayles in 1988. She earned a B.S. from St. Michael's College and has over 26 years of investment experience.

Kurt L. Wagner has served as a portfolio manager of the Loomis Sayles Intermediate Duration Bond Fund since 2012. Mr. Wagner, Vice President and portfolio manager for the fixed income group's core and investment grade corporate bond strategies of Loomis Sayles, joined Loomis Sayles in 1994. Prior to joining Loomis Sayles, he was a fixed income portfolio manager for Fiduciary Management Associates and a senior pension investment analyst for Commonwealth Edison. Mr. Wagner earned a B.A. from Haverford College and an M.B.A. from the University of Chicago. Mr. Wagner holds the designation of Chartered Financial Analyst and Chartered Investment Counselor and has 35 years of investment management experience.

Please see the SAI for information regarding portfolio manager compensation, other accounts under management by the portfolio managers and the portfolio managers' ownership of securities in the Funds.

Distribution Plans and Administrative Services and Other Fees

For the Retail and Admin Classes of the Funds, the Funds offering those classes have adopted distribution plans under Rule 12b-1 of the 1940 Act that allow the Funds to pay fees for the sale and distribution of Retail and Admin Class shares and for services provided to shareholders. This 12b-1 fee currently is 0.25% of a Fund's average daily net assets attributable to the shares of a particular class. Because distribution and service (12b-1) fees are paid out of the Funds' assets on an ongoing basis, over time these fees will increase the cost of your investment and may cost you more than paying other types of sales charges and service fees.

Admin Class shares of Loomis Sayles Bond Fund are offered exclusively through intermediaries, who will be the record owners of the shares. Admin Class shares may pay an administrative services fee at an annual rate of up to 0.25% of the average daily net assets attributable to Admin Class shares to securities dealers or financial intermediaries for providing personal service and account maintenance for their customers who hold these shares.

NGAM Distribution, L.P. (the "Distributor"), on behalf of Loomis Sayles, may pay certain broker-dealers and financial intermediaries whose customers are existing shareholders of the Funds a continuing fee based on the value of Fund shares held for those customers' accounts, although this continuing fee is paid by the Distributor, on behalf of Loomis Sayles, out of Loomis Sayles' own resources and is not assessed against the Fund.

The Distributor, Loomis Sayles and their respective affiliates may, out of their own resources, make payments in addition to the payments described in this section to dealers and other financial intermediaries that satisfy certain criteria established from time to time by the Distributor. Payments may vary based on sales, the amount of assets a dealer's or intermediary's clients have invested in the Funds, and other factors. These payments may also take the form of sponsorship of seminars or informational meetings or payments for attendance by persons associated with a dealer or intermediary at informational meetings. The Distributor and its affiliates may also make payments for recordkeeping and other transfer agency-related services to dealers and intermediaries that sell Fund shares; Class N shares do not bear such expenses.

The payments described in this section, which may be significant to the dealers and the financial intermediaries, may create an incentive for a dealer or financial intermediary or their representatives to recommend or sell shares of a particular Fund or share class over other mutual funds or share classes. Additionally, these payments may result in the Funds receiving certain marketing or service advantages that are not generally available to mutual funds that do not make such payments, including placement on a sales list, including a preferred or select sales list, or in other sales programs. Please see the SAI for additional information about payments made by the Distributor and its affiliates to dealers and other financial intermediaries. Please also contact your dealer or financial intermediary for details about payments it may receive.

general information

general information

How Fund Shares Are Priced

NAV is the price of one share of a Fund without a sales charge, and is calculated each business day using this formula:

The NAV of Fund shares is determined pursuant to policies and procedures approved by the Board of Trustees, as summarized below:

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A share's NAV is determined at the close of regular trading on the New York Stock Exchange ("NYSE") on the days the NYSE is open for trading. This is normally 4:00 p.m., Eastern time. A Fund's shares will not be priced on the days on which the NYSE is closed for trading. In addition, a Fund's shares will not be priced on the holidays listed in the SAI. See the section "Net Asset Value" in the SAI for more details.

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The price you pay for purchasing, redeeming or exchanging a share will be based upon the NAV next calculated after your order is received by the transfer agent, Boston Financial Data Services, Inc., "in good order" (meaning that the order is complete and contains all necessary information).1

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Requests received by the Funds after the NYSE closes will be processed based upon the NAV determined at the close of regular trading on the next day that the NYSE is open. If the transfer agent receives the order in good order prior to market close (normally 4:00 p.m., Eastern time), the shareholder will receive that day's NAV. Under limited circumstances, the Distributor may enter into contractual agreements pursuant to which orders received by your investment dealer before a Fund determines its NAV and transmitted to the transfer agent prior to market open on the next business day are processed at the NAV determined on the day the order was received by your investment dealer. Please contact your investment dealer to determine whether it has entered into such a contractual agreement. If your investment dealer has not entered into such a contractual agreement, your order will be processed at the NAV next determined after your investment dealer submits the order to a Fund.

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If a Fund invests in foreign securities, it may have NAV changes on days when you cannot buy or sell its shares.

[1]	Please see the section "How to Purchase Shares," which provides additional information regarding who can receive a purchase order.

Generally, during times of substantial economic or market change, it may be difficult to place your order by phone. During these times, you may send your order by mail as described in the sections "How to Purchase Shares" and "How to Redeem Shares."

Fund securities and other investments for which market quotations are readily available, as outlined in the Funds' policies and procedures, are valued at market value. A Fund may use independent pricing services recommended by the Adviser and approved by the Board of Trustees to obtain market quotations. Generally, Fund securities and other investments are valued as follows:

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Equity securities (including closed-end investment companies and exchange-traded funds), exchange traded notes, rights, and warrants — last sale price quoted on the exchange or market where traded most extensively or, if there is no reported sale during the day, the closing bid quotation as reported by an independent pricing service. Securities traded on the NASDAQ Global Select Market, NASDAQ Global Market and NASDAQ Capital Market are valued at the NASDAQ Official Closing Price ("NOCP"), or if lacking an NOCP, at the most recent bid quotations on the applicable NASDAQ Market. In some foreign markets, an official close price and a last sale price may be available from the foreign exchange or market. In those cases, the official close price is used. Valuations from foreign markets are subject to the Funds' fair value policies described below. If a right is not traded on any exchange, its value is based on the market value of the underlying security, less the cost to subscribe to the underlying security (e.g., to exercise the right), adjusted for the subscription ratio. If a warrant is not traded on any exchange, a price is obtained from a broker-dealer.

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Debt Securities (other than short-term obligations purchased with an original or remaining maturity of sixty days or less) and unlisted equity securities —evaluated bids furnished to a Fund by an independent pricing service using market information, transactions for comparable securities and various relationships between securities, if available, or bid prices obtained from broker-dealers.

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Senior Loans — bid prices supplied by an independent pricing service, if available, or bid prices obtained from broker-dealers.

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Short-Term Obligations (purchased with an original or remaining maturity of 60 days or less) — amortized cost (which approximates market value).

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Bilateral Swaps — Bilateral credit default swaps are valued based on mid prices (between the bid price and the ask price) supplied by an independent pricing service. Bilateral interest rate swaps are valued based on prices supplied by an independent pricing service. If prices from an independent pricing service are not available, prices from a broker-dealer may be used.

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Centrally Cleared Swaps — settlement prices of the clearinghouse on which the contracts were traded or prices obtained from broker-dealers.

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Options — domestic exchange-traded single equity option contracts are valued at the mean of the National Best Bid and Offer quotations. Option contracts on indices shall be priced at the average of the closing bid and ask quotations as of the close of trading on the Chicago Board Options Exchange. Options on futures contracts are valued using the current settlement price on the exchange on which, over time, they are traded most extensively. Other exchange-traded options are valued at the average of the closing bid and ask quotations on the exchange on which, over time, they are traded most extensively. Over-the-counter ("OTC") currency options and swaptions are valued at mid prices (between the bid and the ask price) supplied by an independent pricing service, if available. Other OTC option contracts (including currency options and swaptions not priced through an independent pricing service) are valued based on prices obtained from broker-dealers.

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Futures — current settlement price on the exchange on which the Adviser believes that, over time, they are traded most extensively.

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Forward Foreign Currency Contracts — interpolated rates determined based on information provided by an independent pricing service.

Foreign denominated assets and liabilities are translated into U.S. dollars based upon foreign exchange rates supplied by an independent pricing service. Fund securities and other investments for which market quotations are not readily available are valued at fair value as determined in good faith by the Adviser pursuant to procedures approved by the Board of Trustees. A Fund may also value securities and other investments at fair value in other circumstances such as when extraordinary events occur after the close of a foreign market but prior to the close of the NYSE. This may include situations relating to a single issuer (such as a declaration of bankruptcy or a delisting of the issuer's security from the primary market on which it has traded) as well as events affecting the securities markets in general (such as market disruptions or closings and significant fluctuations in U.S. and/or foreign markets). When fair valuing its securities or other investments, each Fund may, among other things, use modeling tools or other processes that may take into account factors such as securities or other market activity and/or significant events that occur after the close of the foreign market and before the time a Fund's NAV is calculated. Fair value pricing may require subjective determinations about the value of a security, and fair values used to determine a Fund's NAV may differ from quoted or published prices, or from prices that are used by others, for the same securities. In addition, the use of fair value pricing may not always result in adjustments to the prices of securities held by a Fund.

Trading in some of the portfolio securities or other investments of some of the Funds takes place in various markets outside the United States on days and at times other than when the NYSE is open for trading. Therefore, the calculation of these Funds' NAV does not take place at the same time as the prices of many of its portfolio securities or other investments are determined, and the value of these Funds' portfolios may change on days when these Funds are not open for business and their shares may not be purchased or redeemed.

Accessing Your Account Information

(Excludes Class N shares)

Loomis Sayles Funds Website. You can access our website at www.loomissayles.com to perform transactions (purchases, redemptions or exchanges), review your account information and Fund net asset values, change your address, order duplicate statements or tax forms or obtain a prospectus, an SAI, an application or periodic reports.

Loomis Sayles Automated Voice Response System. You have access to your account 24 hours a day by calling Loomis Sayles' automated voice response system at 800-633-3330, option 1. Using this customer service option you may review your account balance and Fund net asset values, order duplicate statements, order duplicate tax forms, obtain distribution and performance information and obtain wiring instructions.

How To Purchase Shares

Each Fund is generally available for purchase in the United States, Puerto Rico, Guam and the U.S. Virgin Islands. Except to the extent otherwise permitted by the Distributor, each Fund will only accept investments from U.S. citizens with a U.S. address (including APO/FPO) or resident aliens with a U.S. address (including APO/FPO) and a U.S. taxpayer identification number. Class N and Admin Class shares are offered exclusively through intermediaries (who will be the record owner of such shares), are intended primarily for employer-sponsored retirement plans held in an omnibus fashion, and are not available for purchase by individual investors. Class N shares are not eligible to be purchased or exchanged through the website or through the Automated Voice Response System.

You can buy shares of each Fund in several ways:

Through a financial adviser. Your financial adviser will be responsible for furnishing all necessary documents to Loomis Sayles Funds. Your financial adviser may charge you for these services. Your adviser must receive your request in proper form before the close of regular trading on the NYSE for you to receive that day's NAV.

Through a broker-dealer. You may purchase shares of the Funds through a broker-dealer that has been approved by the Distributor which can be contacted at 399 Boylston Street, Boston, MA 02116. Your broker-dealer may charge you a fee for effecting such transactions. Your broker-dealer must receive your request in proper form before the close of regular trading on the NYSE for you to receive that day's NAV.

Directly from the Fund. Loomis Sayles Funds' transfer agent must receive your purchase request in proper form before the close of regular trading on the NYSE in order for you to receive that day's NAV.

You can purchase shares directly from each Fund in several ways:

By mail. You can buy shares of each Fund by submitting a completed application form, which is available online at www.loomissayles.com or by calling Loomis Sayles Funds at 800-633-3330, along with a check payable to Loomis Sayles Funds for the amount of your purchase to:

Regular Mail	Overnight Mail
Loomis Sayles Funds P.O. Box 219594 Kansas City, MO 64121-9594	Loomis Sayles Funds 330 West 9th Street Kansas City, MO 64105-1514

After your account has been established, you may send subsequent investments directly to Loomis Sayles Funds at the above addresses. Please include either the investment slip from your account statement or a letter specifying the Fund name, your account number and your name, address and telephone number.

By wire. You also may wire subsequent investments by using the following wire instructions. Your bank may charge a fee for transmitting funds by wire.

State Street bank and Trust Company ABA No. 011000028 DDA 9904-622-9 (Your account number) (Your name) (Name of Fund)

By telephone. You can make subsequent investments by calling Loomis Sayles Funds at 800-633-3330.

By exchange. You may purchase shares of a Fund by exchange of shares of the same class of another Fund by sending a signed letter of instruction to Loomis Sayles Funds, by calling Loomis Sayles Funds at 800-633-3330 or by accessing your account online at www.loomissayles.com.

Through Automated Clearing House ("ACH"). You may purchase shares of a Fund through ACH by either calling Loomis Sayles Funds at 800-633-3330 or by accessing your account online at www.loomissayles.com.

By internet. If you have established a Personal Identification Number ("PIN") and you have established the electronic transfer privilege, you can make subsequent investments through your online account at www.loomissayles.com. If you have not established a PIN but you have established the electronic transfer privilege, go to www.loomissayles.com, click on "Client Login," under Mutual Funds Login, click on "Login to Mutual Funds," click on "Establish User ID," and follow the instructions.

Through systematic investing. You can make regular investments of $50 or more per month through automatic deductions from your bank checking or savings account. If you did not establish the electronic transfer privilege on your application, you may add the privilege by obtaining an Account Options Form through your financial adviser, by calling Loomis Sayles Funds at 800-633-3330 or by visiting www.loomissayles.com. A medallion signature guarantee may be required to add this option.

Each Fund sells its shares at the NAV next calculated after the Fund receives a properly completed investment order. The Fund generally must receive your properly completed order before the close of regular trading on the NYSE for your shares to be bought or sold at the Fund's NAV on that day.

Subject to the approval of a Fund, an investor may purchase Institutional Class shares of a Fund with liquid securities and other assets that are eligible for purchase by the Fund (consistent with the Fund's investment policies and restrictions) and that have a value that is readily ascertainable in accordance with the Fund's valuation policies. These transactions will be effected only if Loomis Sayles deems the security to be an appropriate investment for the Fund. Assets purchased by a Fund in such a transaction will be valued in accordance with procedures adopted by the Fund. The Funds reserve the right to amend or terminate this practice at any time.

All purchases made by check should be in U.S. dollars and made payable to Loomis Sayles Funds. Third party checks, starter checks and credit card convenience checks will not be accepted. Upon redemption of an investment by check or by periodic account investment, redemption proceeds may be withheld until the check has cleared or the shares have been in your account for 10 days.

A Fund may periodically close to new purchases of shares or refuse any order to buy shares if the Fund determines that doing so would be in the best interests of the Fund and its shareholders. See the section "Restrictions on Buying, Selling and Exchanging Shares."

Each Fund is required by federal regulations to obtain personal information from you and to use that information to verify your identity. A Fund may not be able to open your account if the requested information is not provided. Each Fund reserves the right to refuse to open an account, close an account and redeem your shares at the then current price or take other such steps that the Fund deems necessary to comply with federal regulations if your identity is not verified.

The following table shows the investment minimum for each class of shares of each Fund.

Minimum Initial Investment
Loomis Sayles Bond Fund
Institutional Class	$100,000
Retail Class	$2,500
Admin Class	No Minimum
Class N	No Minimum
Loomis Sayles Global Bond Fund
Institutional Class	$100,000
Retail Class	$2,500
Class N	No Minimum
Loomis Sayles Inflation Protected Securities Fund
Institutional Class	$100,000
Retail Class	$2,500
Loomis Sayles Intermediate Duration Bond Fund
Institutional Class	$100,000
Retail Class	$2,500

Institutional Class shares of the Funds are available to Fund trustees, former Fund trustees, employees of affiliates of the Natixis Funds and other individuals who are affiliated with any Natixis Fund (this also applies to any spouse, parents, children, siblings, grandparents, grandchildren and in-laws of those mentioned) with no initial or subsequent investment minimum.

Loomis Sayles or the Distributor, in its sole discretion, may lower investment minimums for accounts associated with wrap-fee programs sponsored by certain broker-dealers and investment advisers and for accounts associated with certain other defined contribution plans.

Each Fund's shares (except Class N and Admin Class shares) may be purchased by all types of tax-deferred retirement plans provided the plan meets the minimum requirements for a Fund. If you wish to open an individual retirement account (IRA) with a Fund, you may obtain retirement plan forms available online at www.loomissayles.com, or by calling Loomis Sayles at 800-633-3330. Class N and Admin Class shares are intended primarily for employer-sponsored retirement plans held in an omnibus fashion and are not available for purchase by individual investors. Class N shares are also available to fund of funds that are distributed by the Distributor.

Each subsequent investment (except Class N and Admin Class shares) must be at least $50. Loomis Sayles reserves the right to waive these minimums in its sole discretion, including for certain retirement plans whose accounts are held on the books of the Funds' transfer agent in an omnibus fashion. At the discretion of Loomis Sayles, employees and clients of Loomis Sayles, and their respective family members, may purchase shares of the funds offered through this prospectus below the stated minimums. In addition, at the discretion of NGAM Advisors, clients of NGAM Advisors may also purchase shares of the Funds below the stated minimums.

In our continuing effort to reduce your Fund's expenses and amount of mail that you receive from Loomis Sayles, we will mail only a single copy of prospectuses, proxy statements and financial reports to your household. Additional copies may be obtained by calling 800-633-3330.

This program will continue in effect unless you notify us that you do not want to participate in this combined mailing program. If you wish to receive separate mailings for each Fund you own in the future, please call us at the telephone number above or mail your written request to Loomis Sayles, P.O. Box 219594, Kansas City, MO 64121-9594 and we will resume separate mailings within 30 days.

Minimum Balance Policy (Excludes Class N and Admin Class Shares). In order to address the relatively higher costs of servicing smaller fund positions, on an annual basis each Fund may close an account and send the account holder the proceeds if the account falls below $50 for direct accounts and $500 for networked accounts. The valuation of account balances for this purpose and the liquidation itself generally occur during October of each calendar year, although they may occur at another date in the year.

Certain accounts such as those using the Loomis Sayles Funds' prototype document including IRAs, and accounts associated with wrap fee programs or defined contribution plans, are excepted from the liquidation. However, each Fund reserves the right to liquidate any account with a balance of one share or less regardless of the account type.

How To Redeem Shares

You can redeem shares of each Fund directly from the Fund on any day on which the NYSE is open for business. Shares purchased by check are redeemable, although each Fund may withhold payment until the purchase check has cleared. Redemption proceeds from shares purchased through check, telephone ACH or online ACH, may not be available immediately upon redemption and may be delayed until the shares have been in your account for 10 days. Class N shares are not eligible to be exchanged or redeemed through the website or through the Automated Voice Response System.

Because large redemptions are likely to require liquidation by a Fund of portfolio holdings, payment for large redemptions may be delayed for up to seven days to provide for orderly liquidation of such holdings. Under unusual circumstances, the Funds may suspend redemptions or postpone payment for more than seven days. Although most redemptions are made in cash, as described in the SAI, each Fund reserves the right to redeem shares in-kind. If a shareholder receives a distribution in-kind, the shareholder will bear the market risk associated with the distributed securities and would incur brokerage or other charges in converting the securities to cash.

Redemptions of more than $100,000 cannot be processed on the same day unless the proceeds of the redemption are sent via pre-established banking information on the account. Please see the section "STAMP2000 Medallion Signature Guarantee" for details.

Generally, a transaction fee will be charged for expedited payment of redemption proceeds of $5.50 for wire transfers, $50 for international wire transfers or $20.50 for overnight delivery. These fees are subject to change.

Redemptions through your financial adviser. Your adviser must receive your request in proper form before the close of regular trading on the NYSE for you to receive that day's NAV. Your adviser will be responsible for furnishing all necessary documents to Loomis Sayles Funds on a timely basis and may charge you for his or her services.

Redemptions through your broker-dealer. You may redeem shares of the Funds through a broker-dealer that has been approved by the Distributor, which can be contacted at 399 Boylston Street, Boston, MA 02116. Your broker-dealer may charge you a fee for effecting such transaction. Your broker-dealer must receive your request in proper form before the close of regular trading on the NYSE for you to receive that day's NAV. Your redemptions generally will be wired to your broker-dealer on the first business day after your request is received in good order.

Redemptions directly to the Funds. Loomis Sayles Funds' transfer agent must receive your redemption request in proper form before the close of regular trading on the NYSE in order for you to receive that day's NAV. Your redemptions generally will be sent to you via first class mail within three business days after your request is received in good order, although it may take longer.

You may make redemptions directly from each Fund in several ways:

By mail. Send a signed letter of instruction that includes the name of the Fund, the exact name(s) in which the shares are registered, any special capacity in which you are signing (such as trustee or custodian or on behalf of a partnership, corporation, or other entity), your address, telephone number, account number and the number of shares or dollar amount to be redeemed to the following address:

Regular Mail	Overnight Mail
Loomis Sayles Funds P.O. Box 219594 Kansas City, MO 64121-9594	Loomis Sayles Funds 330 West 9th Street Kansas City, MO 64105-1514

All owners of shares must sign the written request in the exact names in which the shares are registered. The owners should indicate any special capacity in which they are signing (such as trustee or custodian or on behalf of a partnership, corporation or other entity).

By exchange. You may sell some or all of your shares of a Fund and use the proceeds to buy shares of the same class of another Loomis Sayles Fund by sending a letter of instruction to Loomis Sayles Funds, calling Loomis Sayles Funds at 800-633-3330 or exchanging online at www.loomissayles.com.

By internet. If you have established a PIN and the electronic transfer privilege, you can redeem shares through your online account at www.loomissayles.com. If you have not established a PIN, but you have established the electronic transfer privilege, go to www.loomissayles.com, click on "Client Login," under Mutual Funds Login, click on "Login to Mutual Funds," click on "Establish User ID," and follow the instructions.

By telephone. You may redeem shares by calling Loomis Sayles Funds at 800-633-3330. Proceeds from telephone redemption requests (less any applicable fees) can be wired to your bank account, sent electronically by ACH to your bank account or sent by check in the name of the registered owner(s) to the address of record. A wire fee will be deducted from your proceeds. Your bank may charge you a fee to receive the wire.

Please call Loomis Sayles Funds at 800-633-3330 for an IRA Distribution Form, or download the form online at www.loomissayles.com.

The telephone redemption privilege may be modified or terminated by the Funds without notice. Certain of the telephone redemption procedures may be waived for holders of Institutional Class shares.

You may redeem by telephone to have a check sent to the address of record for the maximum value amount of $100,000. For your protection, telephone or internet redemption requests will not be permitted if Loomis Sayles Funds has been notified of an address change or bank account information change for your account within the preceding 30 days. Unless you indicate otherwise on your account application, Loomis Sayles Funds will be authorized to accept redemption and transfer instructions by telephone. If you prefer, you can decline telephone redemption and transfer privileges.

Systematic Withdrawal Plan. If the value of your account is $10,000 or more, you can have periodic redemptions automatically paid to you or to someone you designate. Please call 800-633-3330 for more information or to set up a systematic withdrawal plan or visit www.loomissayles.com to obtain an Account Options Form.

By wire. Before Loomis Sayles Funds can wire redemption proceeds (less any applicable fees) to your bank account, you must provide specific wire instructions to Loomis Sayles Funds in writing. A wire fee will be deducted from the proceeds of each wire.

By ACH. Before Loomis Sayles Funds can send redemptions through ACH, you must provide specific wiring instructions to Loomis Sayles Funds in writing. For ACH redemptions, proceeds will generally arrive at your bank within three business days.

STAMP2000 Medallion Signature Guarantee. You must have your signature guaranteed by a bank, broker-dealer or other financial institution that can issue a STAMP2000 Medallion Signature Guarantee for the following types of redemptions:

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If you are selling more than $100,000 and you are requesting the proceeds by check (this does not apply to IRA transfer of assets to new custodian).

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If you are requesting that the proceeds check (of any amount) be made out to someone other than the registered owner(s) or sent to an address other than the address of record.

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If the account registration or bank account information has changed within the past 30 days.

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If you are instructing us to send the proceeds by check, wire or in some circumstances ACH to a bank account whose owner(s) do not match the owner(s) of the fund account.

The Funds will only accept STAMP2000 Medallion Signature Guarantees bearing the STAMP2000 Medallion imprint. Please note that a notary public cannot provide a STAMP2000 Medallion Signature Guarantee. This signature guarantee requirement may be waived by Loomis Sayles Funds in certain cases.

How To Exchange Shares

You may exchange Retail Class shares of your Fund offered through this prospectus, subject to investment minimums, for Retail Class shares of any Loomis Sayles Fund that offers Retail Class shares, if any. You may exchange Admin Class shares of your Fund offered through this prospectus, subject to investment minimums, for Admin Class shares of any Loomis Sayles Fund or Natixis Fund that offers Admin Class shares. You may exchange Institutional Class shares of your Fund offered through this prospectus, subject to investment minimums, for Institutional Class shares of any Loomis Sayles Fund that offers Institutional Class shares, for Class Y shares of any Natixis Fund that offers Class Y shares. You may exchange Class N shares of your Fund offered through this prospectus for Class N shares of any Loomis Sayles Fund or Natixis Fund that offers Class N shares. Class N shares are not eligible to be exchanged through the website or through the Automated Voice Response System. All exchanges are subject to any restrictions described in the applicable Funds' prospectuses.

You may be unable to hold your shares through the same financial intermediary if you engage in certain share exchanges. You should contact your financial intermediary for further details.

The value of Fund shares that you wish to exchange must meet the investment minimum requirements of the new fund.

You may make an exchange by sending a signed letter of instruction, by telephone or through your online account at www.loomissayles.com.

Please remember that an exchange may be a taxable event for U.S. federal and/or state income tax purposes, so that you may realize a gain or loss that is subject to income tax.

Cost Basis Reporting

Upon the redemption or exchange of your shares in a Fund, the Fund or, if you purchased your shares through a broker-dealer or other financial intermediary, your financial intermediary will be required to provide you and the IRS with cost basis and certain other related tax information about the Fund shares you redeemed or exchanged. This cost basis reporting requirement is effective for shares purchased, including through dividend reinvestment, on or after January 1, 2012. Please consult the Fund at www.loomissayles.com or by calling Loomis Sayles Funds at 800-633-3330 or your financial intermediary, as appropriate, for more information regarding available methods for cost basis reporting and how to select a particular method. Please also consult your tax advisor to determine which available cost basis method is best for you.

Conversion Rights

In certain limited circumstances described below, you may convert Retail Class shares of your Fund to Institutional Class shares of the same Fund or convert Institutional Class shares of your Fund to Retail Class shares of the same Fund. Additionally, in certain limited circumstances described below, you may convert Admin Class, Institutional Class or Retail Class shares of your Fund to Class N shares of the same Fund. The value of shares that you wish to convert must meet at least the investment minimum requirements of the new class. The conversion from one class of shares to another will be based on the respective NAVs of the separate classes on the trade date for the conversion. You will not be charged any fees as a result of the exchange. A conversion between share classes of the same fund is a nontaxable event to the shareholder.

You may convert Retail Class shares of your Fund to Institutional Class shares of the same Fund if you have accumulated shares with a NAV greater than or equal to the minimum investment amount for Institutional Class shares of that same Fund. You may convert from Institutional Class shares to Retail Class shares only if the investment option or program through which you invest no longer permits the use of Institutional Class shares in that option or program or if you otherwise are no longer able to participate in Institutional Class shares. Admin Class, Institutional Class or Retail Class shares of your Fund that are held in an omnibus fashion by employer-sponsored retirement plans may be converted to Class N shares of the same Fund. A conversion into a class of shares is subject to the purchase restrictions of such class as described in the section "How to Purchase Shares".

In order to convert shares, you must complete the Cross Share Exchange Form and return it to Loomis Sayles Funds at the following address:

Regular Mail	Overnight Mail
Loomis Sayles Funds P.O. Box 219594 Kansas City, MO 64121-9594	Loomis Sayles Funds 330 West 9th Street Kansas City, MO 64105-1514

You can obtain the form by calling 800-633-3330 or by visiting the Funds' website at www.loomissayles.com. All requests for conversions (including requests for accounts traded through the National Securities Clearing Corporation) must follow the procedures set forth by the Distributor.

Dividends and Distributions

It is the policy of each Fund to pay its shareholders each year, as dividends, substantially all of its net investment income. Each Fund expects to distribute substantially all of its net realized long- and short-term capital gains annually, after applying any available capital loss carryovers.

Capital gain distributions normally are made annually, but may be made more frequently as deemed advisable by the Funds and as permitted by applicable law. To the extent permitted by law, the Board of Trustees may change the frequency with which each Fund declares or pays dividends. The table below provides further information about each Fund's dividend policy.

Generally declares and pays dividends quarterly	Generally declares and pays dividends monthly
Loomis Sayles Inflation Protected Securities Fund	Loomis Sayles Bond Fund
Loomis Sayles Global Bond Fund
Loomis Sayles Intermediate Duration Bond Fund

You may choose to:

■

Participate in the Dividend Diversification Program, which allows you to have all dividends and distributions automatically invested in shares of the same class of another Loomis Sayles Fund registered in your name. Certain investment minimums and restrictions may apply.

■

Receive distributions from dividends and interest in cash while reinvesting distributions from capital gains in additional shares of the same class of the Fund, or in the same class of another Loomis Sayles Fund.

■

Receive all distributions in cash.

If a dividend or capital gain distribution check remains uncashed for six months and your account is still open, the Fund will reinvest the dividend or distribution in additional shares of the Fund promptly after making this determination and the check will be canceled. In addition, future dividends and capital gain distributions will be automatically reinvested in additional shares of the Fund unless you subsequently contact the Fund and request to receive distributions by check.

If you do not select an option when you open your account, all distributions will be reinvested.

If you earn more than $10 annually in taxable income from a Loomis Sayles Fund held in a non-retirement plan account, you will receive a Form 1099 to help you report the prior calendar year's distributions on your U.S. federal income tax return. This information will also be reported to the Internal Revenue Service ("IRS"). Be sure to keep this Form 1099 as a permanent record. A fee may be charged for any duplicate information requested.

Restrictions On Buying and Selling Shares

Frequent purchases and redemptions of Fund shares by shareholders may present certain risks for other shareholders in a Fund. This includes the risk of diluting the value of Fund shares held by long-term shareholders, interfering with the efficient management of a Fund's portfolio and increasing brokerage and administrative costs. Funds investing in securities that require special valuation processes (such as foreign securities, high-yield securities or small-cap securities) may also have increased exposure to these risks. Each Fund discourages excessive short-term trading that may be detrimental to the Fund and its shareholders. The Board of Trustees has adopted the following policies to address and discourage such trading.

The Funds reserve the right to suspend or change the terms of purchasing or exchanging shares. Each Fund and the Distributor reserve the right to reject any purchase or exchange order for any reason, including if the transaction is deemed not to be in the best interests of the Fund's other shareholders or possibly disruptive to the management of the Fund. A shareholder whose exchange order has been rejected may still redeem their shares by submitting a redemption request as described above in the section "How to Redeem Shares."

Limits on Frequent Trading. Excessive trading activity in a Fund is measured by the number of round trip transactions in a shareholder's account. A round trip is defined as (1) a purchase (including a purchase by exchange) into a Fund followed by a redemption (including a redemption by exchange) of any amount out of the same Fund; or (2) a redemption (including a redemption by exchange) out of a Fund followed by a purchase (including a purchase by exchange) of any amount into the same Fund. Two round trip transactions in a single Fund within a rolling 90-day period is considered to be excessive and will constitute a violation of the Fund's trading limitations. After the detection of a first violation, the Fund or the Distributor will issue the shareholder and his or her financial intermediary, if any, a written warning. After the detection of a second violation (i.e., two more roundtrip transactions in the Fund within a rolling 90-day period), the Fund or the Distributor will restrict the account from making subsequent purchases (including purchases by exchange) for 90 days. After the detection of a third violation, the Fund or the Distributor will permanently restrict the account and any other accounts under the shareholder's control in any Fund from making subsequent purchases (including purchases by exchange). The above limits are applicable whether a shareholder holds shares directly with a Fund or indirectly through a financial intermediary, such as a broker, bank, investment adviser, recordkeeper for retirement plan participants, or other third party. The preceding is not an exclusive description of activities that the Funds and the Distributor may consider to be excessive and, at its discretion, a Fund and the Distributor may restrict or prohibit transactions by such identified shareholders or intermediaries.

Notwithstanding the above, certain financial intermediaries, such as retirement plan administrators, may monitor and restrict the frequency of purchase and redemption transactions in a manner different from that described above. The policies of these intermediaries may be more or less restrictive than the generally applicable policies described above. A Fund may choose to rely on a financial intermediary's restrictions on frequent trading in place of the Fund's own restrictions if the Fund determines, in its discretion, that the financial intermediary's restrictions provide reasonable protection for the Fund from excessive short-term trading activity. Please contact your financial representative for additional information regarding their policies for limiting the frequent trading of Fund shares.

This policy also does not apply with respect to shares purchased by certain funds-of-funds or similar asset allocation programs that rebalance their investments only infrequently. To be eligible for this exemption, the fund-of-funds or asset allocation program must identify itself to and receive prior written approval from the Fund or the Distributor. A Fund and the Distributor may request additional information to enable them to determine that the fund-of-funds or asset allocation program is not designed to and/or is not serving as a vehicle for disruptive short-term trading, which may include requests for (i) written assurances from the sponsor or investment manager of the fund-of-funds or asset allocation program that it enforces the Fund's frequent trading policy on investors or another policy reasonably designed to deter disruptive short-term trading in Fund shares, and/or (ii) data regarding transactions by investors in the fund-of-funds or asset allocation program, for periods and on a frequency determined by the Fund and the Distributor, so that the Fund can monitor compliance by such investors with the trading limitations of the Fund or of the fund-of-funds or asset allocation program. Under certain circumstances, waivers to these conditions (including waivers to permit more frequent rebalancing) may be approved for programs that in the Fund's opinion are not vehicles for market timing and are not likely to engage in abusive trading.

Trade Activity Monitoring. Trading activity is monitored selectively on a daily basis in an effort to detect excessive short-term trading activities. If a Fund or the Distributor believes that a shareholder or financial intermediary has engaged in excessive, short-term trading activity, it may, in its discretion, request that the shareholder or financial intermediary stop such activities or refuse to process purchases or exchanges in the accounts. At its discretion, each Fund and the Distributor, as well as Loomis Sayles, may ban trading in an account if, in their judgment, a shareholder or financial intermediary has engaged in short-term transactions that, while not necessarily in violation of a Fund's stated policies on frequent trading, are harmful to a Fund or its shareholders. A Fund and the Distributor also reserve the right to notify financial intermediaries of the shareholder's trading activity.

Accounts Held by Financial Intermediaries. The ability of a Fund and the Distributor to monitor trades that are placed by omnibus or other nominee accounts is severely limited in those instances in which the financial intermediary maintains a record of a Fund's underlying beneficial owners. In general, each Fund and the Distributor will review trading activity at the omnibus account level. If a Fund and the Distributor detect suspicious activity, they may request and receive personal identifying information and transaction histories for some or all underlying shareholders (including plan participants) to determine whether such shareholders have engaged in excessive short-term trading activity. If a Fund believes that a shareholder has engaged in excessive short-term trading activity in violation of the Fund's policies through an omnibus account, the Fund will attempt to limit transactions by the underlying shareholder that engaged in such trading, although it may be unable to do so. A Fund may also limit or prohibit additional purchases of Fund shares by an intermediary. Investors should not assume a Fund will be able to detect or prevent all trading practices that may disadvantage a Fund.

Tax Consequences

Except where noted, the following discussion addresses only the U.S. federal income tax consequences of an investment in a Fund and does not address any non-U.S., state, or local tax consequences.

Each Fund intends to meet all requirements under Subchapter M of the Internal Revenue Code of 1986 necessary to qualify each year for treatment as a "regulated investment company," and thus does not expect to pay any federal income tax on income and capital gains that are timely distributed to shareholders.

Unless otherwise noted, the discussion below, to the extent it describes shareholder-level tax consequences, pertains solely to taxable shareholders. The Funds are not managed with a view toward minimizing taxes imposed on such shareholders.

Taxation of Fund Distributions. For federal income tax purposes, distributions of investment income are generally taxable to Fund shareholders as ordinary income. Taxes on distributions of capital gains are determined by how long a Fund owned the investments that generated them, rather than how long a shareholder has owned his or her shares. Distributions attributable to the excess of net long-term capital gains from the sale of investments a Fund owned for more than one year over net short-term capital losses and that are properly reported by the Fund as capital gain dividends ("Capital Gain Dividends") will generally be taxable to a shareholder receiving such distributions as long-term capital gain includible in net capital gain and taxed to individuals at reduced rates. Distributions attributable to the excess of net short-term capital gains from the sale of investments that a Fund owned for one year or less over net long-term capital losses will be taxable as ordinary income.

Distributions of investment income properly designated by a Fund as derived from "qualified dividend income" will be taxed in the hands of individuals at the reduced rates applicable to net capital gain, provided holding period and other requirements are met at both the shareholder and Fund levels. The Funds do not expect a significant portion of their distributions to be derived from qualified dividend income.

A 3.8% Medicare contribution tax is imposed on the net investment income of individuals whose income exceeds certain threshold amounts, and of certain trusts and estates under similar rules. Net investment income generally includes for this purpose dividends, including any capital gain dividends, paid by a Fund, and net capital gains recognized on the sale, redemption or exchange of shares of the Fund.

Fund distributions are taxable whether shareholders receive them in cash or in additional shares. In addition, Fund distributions are taxable to shareholders even if they are paid from income or gains earned by a Fund before a shareholder's investment (and thus were included in the price the shareholder paid for his or her shares). Such distributions are likely to occur in respect of shares purchased at a time when a Fund's NAV reflects gains that are either unrealized or realized but not distributed.

Dividends and distributions declared by a Fund in October, November or December of one year and paid in January of the next year generally are taxable in the year in which the distributions are declared, rather than the year in which the distributions are received.

Dividends derived from interest on securities issued by the U.S. Government or its agencies or instrumentalities, if any, may be exempt from state and local income taxes. Each Fund advises shareholders of the proportion of the Fund's dividends that are derived from such interest.

Distributions by a Fund to retirement plans and other investors that qualify for tax-exempt treatment under U.S. federal income tax laws will generally not be taxable. Special rules apply to investments through such retirement plans. If your investment is through such a plan, you should consult your tax adviser to determine the suitability of a Fund as an investment through your plan and the tax treatment of distributions to you (including distributions of amounts attributable to an investment in a Fund) from the plan.

Redemption, Sale or Exchange of Fund Shares. A redemption, sale or exchange of Fund shares (including an exchange of Fund shares for shares of another Natixis or Loomis Sayles Fund) is a taxable event and will generally result in recognition of gain or loss. Gain or loss, if any, recognized by a shareholder on a redemption, sale, exchange or other disposition of Fund shares will generally be taxed as long-term capital gain or loss if the shareholder held the shares for more than one year, and as short-term capital gain or loss if the shareholder held the shares for one year or less, assuming in each case that the shareholder held the shares as capital assets. Short-term capital gains are generally taxed at the rates applicable to ordinary income. Any loss realized upon a disposition of shares held for six months or less will be treated as long-term, rather than short-term, capital loss to the extent of any Capital Gain Dividends received by the shareholder with respect to the shares. The deductibility of capital losses is subject to limitations. See "Cost Basis Reporting" above for information about certain cost basis reporting obligations.

Taxation of Certain Fund Investments. A Fund's investments in foreign securities may be subject to foreign withholding and other taxes. In that case, the Fund's yield on those securities would be decreased. The Funds generally do not expect that shareholders will be entitled to claim a credit or deduction with respect to foreign taxes incurred by a Fund. In addition, a Fund's investments in foreign securities and foreign currencies may be subject to special tax rules that have the effect of increasing or accelerating the Fund's recognition of ordinary income and may affect the timing or amount of the Fund's distributions.

A Fund's investments in certain debt obligations, mortgage-backed securities, asset-backed securities, derivatives and REITs may cause the Fund to recognize taxable income in excess of the cash generated by such investments. Thus, a Fund could be required to liquidate investments, including at times when it is not advantageous to do so, in order to satisfy its distribution requirements.

A Fund may at times purchase debt instruments at a discount from the price at which they were originally issued, especially during periods of rising interest rates. For federal income tax purposes, some or all of this market discount will, when recognized as income by a Fund, be included in such Fund's ordinary income, and will be taxable to shareholders as such when it is distributed.

Backup Withholding. Each Fund is required in certain circumstances to apply backup withholding on taxable dividends, redemption proceeds and certain other payments that are paid to any shareholder (including a shareholder who is neither a citizen nor a resident of the United States) if the shareholder does not furnish the Fund with certain information and certifications or the shareholder is otherwise subject to backup withholding. The backup withholding tax rate is currently 28%.

Please see the SAI for additional information on the U.S. federal income tax consequences of an investment in a Fund.

You should consult your tax adviser for more information on your own situation, including possible U.S. federal, state, local, foreign or other applicable taxes.

financial highlights

The financial highlights tables are intended to help you understand each Fund's financial performance for the last five years (or, if shorter, the period of the Fund's operations). Certain information reflects financial results for a single Fund share. The total returns in the table represent the return that an investor would have earned (or lost) on an investment in a Fund (assuming reinvestment of all dividends and distributions). This information has been audited by PricewaterhouseCoopers LLP, an independent registered public accounting firm, whose report, along with each Fund's financial statements, is included in the Funds' annual report to shareholders. The annual report is incorporated by reference into the SAI, both of which are available free of charge upon request from the Distributor.

financial highlights

For a share outstanding throughout each period.

		Income (Loss) from Investment Operations:			Less Distributions:						Ratios to Average Net Assets:
	Net asset value, beginning of the period	Net investment income(a)	Net realized and unrealized gain (loss)	Total from investment operations	Dividends from net investment income	Distributions from net realized capital gains	Total distributions	Net asset value, end of the period	Total return (%)(b)	Net assets, end of the period (000’s)	Net expenses (%)(c)(d)		Gross expenses (%)(d)		Net investment income (%)(d)	Portfolio turnover rate (%)
Bond Fund
Institutional Class
9/30/2013	$14.99	$0.69	$0.27	$0.96	$(0.86)	$—	$(0.86)	$15.09	6.51	$12,997,813	0.63		0.63		4.57	28
9/30/2012	13.88	0.72	1.24	1.96	(0.85)	—	(0.85)	14.99	14.52	12,971,639	0.63		0.63		4.99	20
9/30/2011	14.20	0.73	(0.25)	0.48	(0.80)	—	(0.80)	13.88	3.34	10,897,694	0.63		0.63		5.04	22
9/30/2010	12.99	0.78	1.24	2.02	(0.81)	—	(0.81)	14.20	16.00	11,194,527	0.64		0.64		5.76	27
9/30/2009	11.89	0.85	1.23	2.08	(0.87)	(0.11)	(0.98)	12.99	19.84	10,855,818	0.65		0.65		7.69	39
Retail Class
9/30/2013	14.93	0.65	0.25	0.90	(0.81)	—	(0.81)	15.02	6.15	8,282,010	0.92		0.92		4.28	28
9/30/2012	13.83	0.68	1.23	1.91	(0.81)	—	(0.81)	14.93	14.25	8,651,794	0.92		0.92		4.69	20
9/30/2011	14.15	0.69	(0.25)	0.44	(0.76)	—	(0.76)	13.83	2.97	7,907,178	0.92		0.92		4.75	22
9/30/2010	12.94	0.74	1.24	1.98	(0.77)	—	(0.77)	14.15	15.72	8,241,062	0.93	(e)	0.93	(e)	5.46	27
9/30/2009	11.85	0.82	1.22	2.04	(0.84)	(0.11)	(0.95)	12.94	19.46	7,646,591	0.95		0.96		7.44	39
Admin Class
9/30/2013	14.89	0.61	0.25	0.86	(0.77)	—	(0.77)	14.98	5.88	272,181	1.18		1.18		4.02	28
9/30/2012	13.80	0.63	1.23	1.86	(0.77)	—	(0.77)	14.89	13.91	302,018	1.20		1.20		4.42	20
9/30/2011	14.11	0.65	(0.25)	0.40	(0.71)	—	(0.71)	13.80	2.77	262,567	1.20	(f)	1.20	(f)	4.47	22
9/30/2010	12.91	0.70	1.23	1.93	(0.73)	—	(0.73)	14.11	15.37	266,215	1.20		1.21		5.20	27
9/30/2009	11.82	0.79	1.22	2.01	(0.81)	(0.11)	(0.92)	12.91	19.21	226,032	1.20		1.25		7.22	39
Class N
9/30/2013*	15.33	0.47	(0.25)	0.22	(0.48)	—	(0.48)	15.07	1.45	241	0.65		2.14		4.73	28
*	From commencement of Class operations on February 1, 2013 through September 30, 2013.
(a)	Per share net investment income has been calculated using the average shares outstanding during the period.
(b)	Had certain expenses not been waived/reimbursed during the period, if applicable, total returns would have been lower. Periods less than one year, if applicable, are not annualized.
(c)	The investment adviser and/or administrator agreed to waive its fees and/or reimburse a portion of the Fund’s expenses during the period, if applicable. Without this waiver/reimbursement, expenses would have been higher.
(d)	Computed on an annualized basis for periods less than one year, if applicable.
(e)	Includes fee/expense recovery of less than 0.01%.
(f)	Includes fee/expense recovery of 0.01%.

financial highlights

For a share outstanding throughout each period.

		Income (Loss) from Investment Operations:			Less Distributions:						Ratios to Average Net Assets:
	Net asset value, beginning of the period	Net investment income(a)	Net realized and unrealized gain (loss)	Total from investment operations	Dividends from net investment income	Distributions from net realized capital gains	Total distributions	Net asset value, end of the period	Total return (%)(b)	Net assets, end of the period (000’s)	Net expenses (%)(c)(d)		Gross expenses (%)(d)		Net investment income (%)(d)	Portfolio turnover rate (%)
Global Bond Fund
Institutional Class
9/30/2013	$17.36	$0.33	$(0.70)	$(0.37)	$(0.43)	$—	$(0.43)	$16.56	(2.14)	$1,669,103	0.75		0.78		1.96	185	(f)
9/30/2012	16.52	0.44	1.05	1.49	(0.65)	—	(0.65)	17.36	9.45	1,629,719	0.72		0.72		2.64	102
9/30/2011	16.99	0.53	(0.28)	0.25	(0.72)	—	(0.72)	16.52	1.23	1,353,993	0.67		0.67		3.15	84
9/30/2010	16.09	0.55	0.92	1.47	(0.57)	—	(0.57)	16.99	9.46	1,285,095	0.66		0.66		3.41	100
9/30/2009	14.42	0.67	1.89	2.56	(0.89)	—	(0.89)	16.09	19.19	1,032,465	0.68		0.68		4.76	75
Retail Class
9/30/2013	17.20	0.29	(0.70)	(0.41)	(0.39)	—	(0.39)	16.40	(2.39)	798,335	0.98		0.98		1.72	185	(f)
9/30/2012	16.37	0.40	1.04	1.44	(0.61)	—	(0.61)	17.20	9.20	995,211	0.97		0.97		2.43	102
9/30/2011	16.84	0.48	(0.28)	0.20	(0.67)	—	(0.67)	16.37	0.94	978,241	0.97		0.97		2.84	84
9/30/2010	15.96	0.49	0.91	1.40	(0.52)	—	(0.52)	16.84	9.05	1,026,809	1.00	(e)	1.00	(e)	3.08	100
9/30/2009	14.31	0.62	1.88	2.50	(0.85)	—	(0.85)	15.96	18.81	918,742	1.00		1.02		4.46	75
Class N*
9/30/2013	17.18	0.22	(0.56)	(0.34)	(0.28)	—	(0.28)	16.56	(1.97)	550	0.70		0.83		2.01	185
*	From commencement of Class operations on February 1, 2013 through September 30, 2013.
(a)	Per share net investment income has been calculated using the average shares outstanding during the period.
(b)	Had certain expenses not been waived/reimbursed during the period, if applicable, total returns would have been lower. Periods less than one year, if applicable, are not annualized.
(c)	The investment adviser and/or administrator agreed to waive its fees and/or reimburse a portion of the Fund’s expenses during the period, if applicable. Without this waiver/reimbursement, expenses would have been higher.
(d)	Computed on an annualized basis for periods less than one year, if applicable.
(e)	Includes fee/expense recovery of 0.01%.
(f)	The variation in the Fund’s turnover rate from 2012 to 2013 is due to an increase in TBA transactions.

financial highlights

For a share outstanding throughout each period.

		Income (Loss) from Investment Operations:				Less Distributions:						Ratios to Average Net Assets:
	Net asset value, beginning of the period	Net investment income (loss)(a)		Net realized and unrealized gain (loss)	Total from investment operations	Dividends from net investment income	Distributions from net realized capital gains	Total distributions	Net asset value, end of the period	Total return (%)(b)	Net assets, end of the period (000’s)	Net expense (%)(c)(d)	Gross expense (%)(d)	Net investment income (loss) (%)(d)		Portfolio turnover rate (%)
Inflation Protected Securities Fund
Institutional Class
9/30/2013	$12.18	$0.09		$(0.74)	$(0.65)	$(0.19)	$(0.70)	$(0.89)	$10.64	(5.70)	$18,434	0.40	0.91	0.75	(e)	56
9/30/2012	11.58	0.11	(e)	0.92	1.03	(0.28)	(0.15)	(0.43)	12.18	9.01	23,771	0.40	0.85	0.95	(e)	166	(g)
9/30/2011	11.10	0.46		0.55	1.01	(0.53)	—	(0.53)	11.58	9.36	33,880	0.40	1.08	4.04		20
9/30/2010	10.46	0.31		0.67	0.98	(0.34)	—	(0.34)	11.10	9.58	13,240	0.40	1.22	2.88		39
9/30/2009	9.86	0.09	(f)	0.61	0.70	(0.10)	—	(0.10)	10.46	7.21	13,976	0.40	1.11	0.88	(f)	12
Retail Class
9/30/2013	12.15	(0.05)		(0.64)	(0.69)	(0.15)	(0.70)	(0.85)	10.61	(6.04)	3,499	0.65	1.23	(0.44	)(e)	56
9/30/2012	11.56	0.04	(e)	0.96	1.00	(0.26)	(0.15)	(0.41)	12.15	8.71	3,169	0.65	1.23	0.35	(e)	166	(g)
9/30/2011	11.09	0.35		0.63	0.98	(0.51)	—	(0.51)	11.56	9.14	1,923	0.65	1.31	3.09		20
9/30/2010*	10.71	0.04		0.44	0.48	(0.10)	—	(0.10)	11.09	4.47	75	0.65	2.36	1.12		39
*	From commencement of Class operations on May 28, 2010 through September 30, 2010.
(a)	Per share net investment income (loss) has been calculated using the average shares outstanding during the period.
(b)	Had certain expenses not been waived/reimbursed during the period, if applicable, total returns would have been lower. Periods less than one year, if applicable, are not annualized.
(c)	The investment adviser and/or administrator agreed to waive its fees and/or reimburse a portion of the Fund’s expenses during the period, if applicable. Without this waiver/reimbursement, expenses would have been higher.
(d)	Computed on an annualized basis for periods less than one year, if applicable.
(e)	Net investment income is low relative to past years due to lower inflation and a low interest rate/yield environment.
(f)	Includes income reductions resulting from principal deflation adjustments during the period in the amount of $0.14 per share and 1.44% of average net assets.
(g)	The variation in the Fund’s turnover rate from 2011 to 2012 was primarily due to a change in the portfolio management team, as well as fluctuation in the level of fund assets due to shareholder flows.

financial highlights

For a share outstanding throughout each period.

		Income (Loss) from Investment Operations:			Less Distributions:						Ratios to Average Net Assets:
	Net asset value, beginning of the period	Net investment income(a)	Net realized and unrealized gain (loss)	Total from investment operations	Dividends from net investment income	Distributions from net realized capital gains	Total distributions	Net asset value, end of the period	Total return (%)(b)	Net assets, end of the period (000’s)	Net expenses (%)(c)(d)	Gross expenses (%)(d)	Net investment income (%)(d)	Portfolio turnover rate (%)
Intermediate Duration Bond Fund
Institutional Class
9/30/2013	$10.80	$0.21	$(0.24)	$(0.03)	$(0.27)	$(0.17)	$(0.44)	$10.33	(0.30)	$66,424	0.40	0.48	1.97	124
9/30/2012	10.54	0.22	0.40	0.62	(0.28)	(0.08)	(0.36)	10.80	6.06	75,588	0.40	0.51	2.12	82
9/30/2011	10.57	0.30	0.04	0.34	(0.37)	—	(0.37)	10.54	3.26	58,471	0.40	0.57	2.83	83
9/30/2010	9.95	0.38	0.66	1.04	(0.42)	—	(0.42)	10.57	10.67	36,959	0.40	0.73	3.75	43
9/30/2009	8.95	0.48	0.98	1.46	(0.46)	—	(0.46)	9.95	16.99	28,027	0.40	0.68	5.24	52
Retail Class
9/30/2013	10.80	0.18	(0.23)	(0.05)	(0.24)	(0.17)	(0.41)	10.34	(0.46)	5,601	0.65	0.79	1.71	124
9/30/2012	10.55	0.20	0.39	0.59	(0.26)	(0.08)	(0.34)	10.80	5.69	3,084	0.65	0.84	1.91	82
9/30/2011	10.58	0.27	0.04	0.31	(0.34)	—	(0.34)	10.55	3.00	1,704	0.65	0.94	2.60	83
9/30/2010*	10.21	0.09	0.41	0.50	(0.13)	—	(0.13)	10.58	4.89	82	0.65	1.61	2.66	43
*	From commencement of Class operations on May 28, 2010 through September 30, 2010.
(a)	Per share net investment income has been calculated using the average shares outstanding during the period.
(b)	Had certain expenses not been waived/reimbursed during the period, if applicable, total returns would have been lower. Periods less than one year, if applicable, are not annualized.
(c)	The investment adviser and/or administrator agreed to waive its fees and/or reimburse a portion of the Fund’s expenses during the period, if applicable. Without this waiver/reimbursement, expenses would have been higher.
(d)	Computed on an annualized basis for periods less than one year, if applicable.

If you would like more information about the Funds, the following documents are available free upon request:

ANNUAL AND SEMIANNUAL REPORTS

Provide additional information about each Fund's investments. Each report includes a discussion of the market conditions and investment strategies that significantly affected the Funds' performance during the last fiscal year.

STATEMENT OF ADDITIONAL INFORMATION (SAI)

Provides more detailed information about the Funds and their investment limitations and policies. The SAI has been filed with the SEC and is incorporated into this prospectus by reference.

To order a free copy of the Funds' annual or semiannual reports or their SAI, or to make shareholder inquiries generally, contact your financial representative, or Loomis Sayles at 800-633-3330. The Funds' annual and semiannual reports and SAI are available on the Funds' website at www.loomissayles.com.

Information about the Funds, including their reports and SAI, can be reviewed and copied at the Public Reference Room of the SEC in Washington, D.C. Text-only copies of the Funds' reports and SAI are available free from the EDGAR Database on the SEC's Internet site at: www.sec.gov. Copies of this information may also be obtained, after paying a duplicating fee, by electronic request at the following E-mail address: publicinfo@sec.gov, or by writing to the SEC's Public Reference Section, Washington, D.C. 20549-1520.

Information on the operation of the Public Reference Room may be obtained by calling the SEC at 1-202-551-8090.

Loomis Sayles Funds I File No. 811-08282	M-LSFI51-0214

Prospectus February 1, 2014

	Admin Class	Retail Class	Institutional Class	Class N
Loomis Sayles Small Cap Growth Fund		LCGRX	LSSIX	LSSNX
Loomis Sayles Small Cap Value Fund	LSVAX	LSCRX	LSSCX	LSCNX

The Securities and Exchange Commission has not approved or disapproved any Fund's shares or determined whether this Prospectus is truthful or complete. Any representation to the contrary is a crime.

Fund shares are not bank deposits and are not guaranteed, endorsed or insured by the Federal Deposit Insurance Corporation or any other government agency, and are subject to investment risks, including possible loss of the principal invested.

fund summary
Loomis Sayles Small Cap Growth Fund
Loomis Sayles Small Cap Value Fund

more information about investment strategies
Loomis Sayles Small Cap Growth Fund
Loomis Sayles Small Cap Value Fund

more about risk

management
Investment Adviser
Portfolio Managers
Distribution Plans and Administrative Services and Other Fees

general information
How Fund Shares Are Priced
Accessing Your Account Information
How To Purchase Shares
How To Redeem Shares
How To Exchange Shares
Cost Basis Reporting
Conversion Rights
Dividends and Distributions
Restrictions On Buying and Selling Shares
Tax Consequences

financial highlights

fund summary

Loomis Sayles Small Cap Growth Fund

INVESTMENT OBJECTIVE

The Fund's investment objective is long-term capital growth from investments in common stocks or other equity securities.

FUND FEES & EXPENSES

The following table describes the fees and expenses that you may pay if you buy and hold shares of the Fund.

The Fund does not impose a sales charge, a redemption fee or an exchange fee.

Annual Fund Operating Expenses

(expenses that you pay each year as a percentage of the value of your investment)	Institutional Class	Retail Class	Class N
Management fees	0.75%	0.75%	0.75%
Distribution and/or service (12b-1) fees	0.00%	0.25%	0.00%
Other expenses
Fee/expense recovery[1]	0.00%	0.01%	0.00%
Remainder of other expenses	0.19%	0.24%	0.08%
Total other expenses	0.19%	0.25%	0.08%
Total annual fund operating expenses	0.94%	1.25%	0.83%
Fee waiver and/or expense reimbursement[1]	0.00%	0.00%	0.00%
Total annual fund operating expenses after fee waiver and/or expense reimbursement	0.94%	1.25%	0.83%
[1]

Loomis, Sayles & Company, L.P. ("Loomis Sayles" or the "Adviser") has given a binding contractual undertaking to the Fund to limit the amount of the Fund's total annual fund operating expenses to 1.00%, 1.25% and 0.95% of the Fund's average daily net assets for Institutional Class shares, Retail Class shares and Class N shares, respectively, exclusive of brokerage expenses, interest expense, taxes, acquired fund fees and expenses, organizational and extraordinary expenses, such as litigation and indemnification expenses. This undertaking is in effect through January 31, 2015 and may be terminated before then only with the consent of the Fund's Board of Trustees. The Adviser will be permitted to recover, on a class-by-class basis, management fees waived and/or expenses reimbursed to the extent that expenses in later periods fall below 1.00%, 1.25% and 0.95% of the Fund's average daily net assets for Institutional Class shares, Retail Class shares and Class N shares, respectively. The Fund will not be obligated to repay any such waived/reimbursed fees and expenses more than one year after the end of the fiscal year in which the fees or expenses were waived/reimbursed.

Example

The example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. The example assumes that you invest $10,000 in the Fund for the time periods indicated and then redeem all of your shares at the end of those periods. The example also assumes that your investment has a 5% return each year and the Fund's operating expenses remain the same.  Although your actual costs may be higher or lower, based on these assumptions your costs would be:

	1 year	3 years	5 years	10 years
Institutional Class	$96	$300	$520	$1,155
Retail Class	$127	$397	$686	$1,511
Class N	$85	$265	$460	$1,025

Portfolio Turnover

The Fund pays transaction costs, such as commissions, when it buys and sells securities (or "turns over" its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes for you if your Fund shares are held in a taxable account. These costs, which are not reflected in annual fund operating expenses or in the example, affect the Fund's performance. During its most recently ended fiscal year, the Fund's portfolio turnover rate was 56% of the average value of its portfolio.

INVESTMENTS, RISKS AND PERFORMANCE

Principal Investment Strategies

The Fund normally will invest at least 80% of its net assets (plus any borrowings made for investment purposes) in the equity securities of "small-cap companies," including preferred stocks, warrants, securities convertible into common or preferred stocks and other equity-like interests in an entity. Currently, the Fund defines a small-cap company to be one whose market capitalization either falls within the capitalization range of the Russell 2000® Index, an index that tracks stocks of 2,000 of the smallest U.S. companies, or is $3 billion or less at the time of investment. The Fund may invest the rest of its assets in companies of any size, including large-capitalization companies.

In deciding which securities to buy and sell, Loomis Sayles typically seeks to identify companies that it believes have distinctive products, technologies, or services; dynamic earnings growth; prospects for high levels of profitability; and solid management. Loomis Sayles typically does not consider current income when making buy/sell decisions.

The Fund may invest any portion of its assets in securities of Canadian issuers and up to 20% of its assets in other foreign securities, including emerging markets securities. The Fund may also invest in securities issued pursuant to Rule 144A under the Securities Act of 1933 ("Rule 144A securities").

The Fund may engage, for hedging and investment purposes, in foreign currency transactions, options and futures transactions.

Principal Risks

The principal risks of investing in the Fund are summarized below. The Fund does not represent a complete investment program. You may lose money by investing in the Fund.

Credit Risk is the risk that the issuer or guarantor of a fixed-income security in which the Fund invests, or the counterparty to a derivatives or other transaction will fail financially or otherwise be unwilling or unable to meet their obligations to the Fund.

Currency Risk is the risk that the value of the Fund's investments will fall as a result of changes in exchange rates. Loomis Sayles may elect not to hedge currency risk or may hedge imperfectly, which may cause the Fund to incur losses that would not have been incurred had the risk been hedged.

Derivatives Risk is the risk that the value of the Fund's derivative investments such as forward currency contracts, options and futures transactions will fall, for example, because of changes in the value of the underlying reference instruments, pricing difficulties or lack of correlation with the underlying investments. The use of derivatives for other than hedging purposes may be considered a speculative activity, and involves greater risks than are involved in hedging. There is also the risk that the Fund may be unable to terminate or sell a derivatives position at an advantageous time or price.  The Fund's derivative counterparties may experience financial difficulties or otherwise be unwilling or unable to honor their obligations, possibly resulting in losses to the Fund.  This risk is greater for forward currency contracts and other over-the-counter traded derivatives. Investing in derivatives gives rise to other risks, such as leverage risk, liquidity risk, credit risk, counterparty risk, interest rate risk and market risk. The use of derivatives may cause the Fund to incur losses greater than those which would have occurred had derivatives not been used.

Emerging Markets Risk is the risk that the Fund's investments may face greater foreign securities risk. Emerging markets investments are subject to greater risks arising from political or economic instability, nationalization or confiscatory taxation, currency exchange restrictions and an issuer's unwillingness or inability to make principal or interest payments on its obligations. Emerging markets companies may be smaller and have shorter operating histories than companies in developed markets.

Equity Securities Risk is the risk that the value of a stock may decline for a number of reasons that relate directly to the issuer, such as management performance, financial leverage and reduced demand for the issuer's goods and services, or the equity markets generally. Growth stocks are generally more sensitive to market movements than other types of stocks, primarily because their stock prices are based heavily on future expectations. If Loomis Sayles' assessment of the prospects for a company's growth is wrong, or if Loomis Sayles' judgment of how other investors will value the company's growth is wrong, then the price of the company's stock may fall or not approach the value that Loomis Sayles has placed on it. In the event an issuer is liquidated or declares bankruptcy, the claims of owners of the issuer's bonds generally take precedence over the claims of those who own preferred stock or common stock.

Foreign Securities Risk is the risk that the value of the Fund's foreign investments will fall as a result of foreign political, social, economic, environmental, credit, informational or currency changes or other issues relating to foreign investing generally. Foreign securities may be subject to higher volatility than U.S. securities, varying degrees of regulation and limited liquidity. The Fund's investments in foreign securities may be subject to foreign withholding taxes, which would decrease the yield on those securities.

Issuer Risk is the risk that the value of securities may decline due to a number of reasons relating to the issuer, such as management performance, financial leverage and reduced demand for the issuer's goods and services.

Leverage Risk is the risk associated with securities or practices (e.g., borrowing and the use of certain derivatives) and investment in certain types of derivatives that multiply small index, market or asset price movements into larger changes in value. Use of derivative instruments may involve leverage. When a derivative is used as a hedge against an offsetting position that the Fund also holds, any loss generated by the derivative should be substantially offset by gains on the hedged instrument, and vice versa. To the extent that the Fund uses a derivative for purposes other than as a hedge, or if the Fund hedges imperfectly, the Fund is directly exposed to the risks of that derivative and any loss generated by the derivative will not be offset by a gain. Futures and forward currency contracts are derivatives and may be subject to this type of risk.

Liquidity Risk is the risk that the Fund may be unable to find a buyer for its investments when it seeks to sell them or to receive the price it expects. Securities acquired in a private placement, such as Rule 144A securities, generally are subject to strict restrictions on resale and there may be no liquid secondary market or ready purchaser for such securities. Therefore, the Fund may be unable to dispose of such securities when it desires to do so, or at the most advantageous time or price. Liquidity issues may also make it difficult to value the Fund's investments.

Management Risk is the risk that Loomis Sayles' investment techniques will be unsuccessful and cause the Fund to incur losses.

Market Risk is the risk that the market value of a security will move up and down, sometimes rapidly and unpredictably, based upon a change in an issuer's financial condition, as well as overall market and economic conditions.

Small-Capitalization Companies Risk is the risk that the Fund's investments may be subject to more abrupt price movements, limited markets, increased volatility and less liquidity than investments in larger, more established companies, which could adversely affect the value of the portfolio.

Risk/Return Bar Chart and Table

The following bar chart and table give an indication of the risks of investing in the Fund by showing changes in the Fund's performance from year to year and by showing how the Fund's average annual returns for the one-year, five-year and ten-year periods compare to those of a broad measure of market performance. The Fund's past performance (before and after taxes) does not necessarily indicate how the Fund will perform in the future. Updated performance information is available online at www.loomissayles.com and/or by calling the Fund toll-free at 800-633-3330.

Total Returns for Institutional Class Shares

Highest Quarterly Return: Fourth Quarter 2010, 18.10% Lowest Quarterly Return: Fourth Quarter 2008, -26.86%

Average Annual Total Returns
(for the periods ended December 31, 2013)	Past 1 Year	Past 5 Years	Past 10 Years
Institutional Class - Return Before Taxes	47.71%	23.85%	11.68%
Return After Taxes on Distributions	45.37%	23.46%	11.50%
Return After Taxes on Distributions and Sale of Fund Shares	28.89%	19.70%	9.76%
Retail Class - Return Before Taxes	47.28%	23.50%	11.38%
Class N - Return Before Taxes	47.71%	23.85%	11.68%
Russell 2000® Growth Index	43.30%	22.58%	9.41%

Because Class N shares did not have one calendar year of performance as of December 31, 2013, performance shown for Class N shares is that of Institutional Class shares of the Fund. Class N shares would have had substantially similar returns because they would have been invested in the same portfolio of securities as Institutional Class shares and would only differ to the extent the classes did not have the same expenses. The Class N returns may be higher or lower than the returns of Institutional Class shares.

After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on an investor's tax situation and may differ from those shown. After-tax returns shown are not relevant to investors who hold their shares through tax-deferred arrangements, such as 401(k) plans, qualified plans, education savings accounts, such as 529 plans, or individual retirement accounts.  The after-tax returns are shown for the Institutional Class of the Fund. After-tax returns for other classes of the Fund will vary. Index performance reflects no deduction for fees, expenses or taxes.

MANAGEMENT

Investment Adviser

Loomis, Sayles & Company, L.P.

Portfolio Managers

Mark F. Burns, CFA, Vice President of Loomis Sayles, has served as a portfolio manager of the Fund since 2005.

John J. Slavik, CFA, Vice President of Loomis Sayles, has served as a portfolio manager of the Fund since 2005.

PURCHASE AND SALE OF FUND SHARES

The following chart shows the investment minimum for each class of shares of the Fund:

	Minimum Initial Investment	Minimum Subsequent Investment
Institutional Class	$100,000	$50
Retail Class	$2,500	$50
Class N	No Minimum	No Minimum

Class N shares are intended primarily for employer-sponsored retirement plans held in an omnibus fashion and are not available for purchase by individual investors. Class N shares are also available to funds of funds that are distributed by NGAM Distribution, L.P. (the "Distributor"). Please see the section "How to Buy Shares" in the Fund's Statement of Additional Information ("SAI") for details.

The Fund is closed to new investors; however, in its sole discretion, Loomis Sayles may permit an investor in another Loomis Sayles managed fund or product that follows the same investment strategy as the Fund to transfer assets from that fund or product into the Fund. Loomis Sayles may determine to reopen the Fund for investment at any time without notice to shareholders. For more information see the section "How to Purchase Shares" in the Statutory Prospectus.

The Fund's shares are available for purchase (and are redeemable on any business day) through your financial adviser, through your broker-dealer, directly from the Fund by writing to the Fund at Loomis Sayles Funds, P.O. Box 219594, Kansas City, MO 64121-9594, by exchange, by wire, by internet at www.loomissayles.com, by telephone at 800-633-3330, through the Automated Clearing House system, or, in the case of redemptions, by the Systematic Withdrawal Plan.

TAX INFORMATION

Fund distributions are generally taxable to you as ordinary income or capital gain, except for distributions to retirement plans and other investors that qualify for tax-exempt treatment under U.S. federal income tax law generally. Investments in such tax-advantaged plans will generally be taxed only upon withdrawal of monies from the tax-exempt arrangement.

PAYMENTS TO BROKER-DEALERS AND OTHER FINANCIAL INTERMEDIARIES

If you purchase the Fund through a broker-dealer or other financial intermediary (such as a bank), the Fund and its related companies may pay the intermediary for the sale of the Fund shares and related services. These payments may create a conflict of interest by influencing the broker-dealer or other intermediary and your salesperson to recommend the Fund over another investment. Ask your salesperson or visit your financial intermediary's website for more information.

fund summary

Loomis Sayles Small Cap Value Fund

INVESTMENT OBJECTIVE

The Fund's investment objective is long-term capital growth from investments in common stocks or other equity securities.

FUND FEES & EXPENSES

The following table describes the fees and expenses that you may pay if you buy and hold shares of the Fund.

The Fund does not impose a sales charge, a redemption fee or an exchange fee.

Annual Fund Operating Expenses

(expenses that you pay each year as a percentage of the value of your investment)	Institutional Class	Retail Class	Admin Class	Class N
Management fees	0.75%	0.75%	0.75%	0.75%
Distribution and/or service (12b-1) fees	0.00%	0.25%	0.25%	0.00%
Other expenses	0.16%	0.22%	0.52%[1]	13.70%
Acquired fund fees and expenses	0.18%	0.18%	0.18%	0.18%
Total annual fund operating expenses	1.09%	1.40%	1.70%	14.63%
Fee waiver and/or expense reimbursement[2]	0.01%	0.07%	0.12%	13.60%
Total annual fund operating expenses after fee waiver and/or expense reimbursement	1.08%	1.33%	1.58%	1.03%
[1]	Other expenses include an administrative services fee of 0.25% for Admin Class shares.
[2]

Loomis, Sayles & Company, L.P. ("Loomis Sayles" or the "Adviser") has given a binding contractual undertaking to the Fund to limit the amount of the Fund's total annual fund operating expenses to 0.90%, 1.15%, 1.40% and 0.85% of the Fund's average daily net assets for Institutional Class shares, Retail Class shares, Admin Class shares and Class N shares, respectively, exclusive of brokerage expenses, interest expense, taxes, acquired fund fees and expenses, organizational and extraordinary expenses, such as litigation and indemnification expenses. This undertaking is in effect through January 31, 2015 and may be terminated before then only with the consent of the Fund's Board of Trustees. The Adviser will be permitted to recover, on a class-by-class basis, management fees waived and/or expenses reimbursed to the extent that expenses in later periods fall below 0.90%, 1.15%, 1.40% and 0.85% of the Fund's average daily net assets for Institutional Class shares, Retail Class shares, Admin Class shares and Class N shares, respectively. The Fund will not be obligated to repay any such waived/reimbursed fees and expenses more than one year after the end of the fiscal year in which the fees or expenses were waived/reimbursed.

Example

The example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. The example assumes that you invest $10,000 in the Fund for the time periods indicated and then redeem all of your shares at the end of those periods. The example also assumes that your investment has a 5% return each year and the Fund's operating expenses remain the same, except that the example is based on the Total Annual Fund Operating Expenses After Fee Waiver and/or Expense Reimbursement for the first year and on the Total Annual Fund Operating Expenses for the remaining years.  Although your actual costs may be higher or lower, based on these assumptions your costs would be:

	1 year	3 years	5 years	10 years
Institutional Class	$110	$346	$600	$1,328
Retail Class	$135	$436	$759	$1,674
Admin Class	$161	$524	$912	$1,999
Class N	$105	$2,861	$5,112	$9,096

Portfolio Turnover

The Fund pays transaction costs, such as commissions, when it buys and sells securities (or "turns over" its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes for you if your Fund shares are held in a taxable account. These costs, which are not reflected in annual fund operating expenses or in the example, affect the Fund's performance. During its most recently ended fiscal year, the Fund's portfolio turnover rate was 22% of the average value of its portfolio.

INVESTMENTS, RISKS AND PERFORMANCE

Principal Investment Strategies

The Fund normally will invest at least 80% of its net assets (plus any borrowings made for investment purposes) in the equity securities of "small-cap companies," including preferred stocks, warrants, securities convertible into common or preferred stocks and other equity-like interests in an entity. Currently, the Fund defines a small-cap company to be one whose market capitalization either falls within the capitalization range of the Russell 2000® Index, an index that tracks stocks of 2,000 of the smallest U.S. companies, or is $3 billion or less at the time of investment. The Fund may invest the rest of its assets in companies of any size, including large-capitalization companies.

In deciding which securities to buy and sell, Loomis Sayles seeks to identify securities of smaller companies that it believes are undervalued by the market. Loomis Sayles will consider, among other things, price-to-earnings, price-to-book and price-to-cash flow ratios. The Fund's investments may include companies that have suffered significant business problems but are believed by Loomis Sayles to have favorable prospects for recovery and companies that are not yet well-known to the investment community but are considered to have favorable fundamental prospects and attractive valuation. The portfolio managers analyze fundamental trends across the various industries in the sectors and use this information along with security valuation procedures to determine which stocks they believe are best positioned to outperform the industry or sector. In addition to considering the research analysts' sector-specific recommendations and other factors, the portfolio managers also employ quantitative analysis to evaluate the analysts' recommendations and construct the Fund's investment portfolio. Sell decisions are made when there is a deterioration in fundamentals, a stock reaches a target price or a more attractive opportunity is found.

The Fund may invest up to 20% of its assets in securities of foreign issuers, including emerging markets securities. The Fund may also invest in real estate investment trusts ("REITs"), securities issued pursuant to Rule 144A under the Securities Act of 1933 ("Rule 144A securities"). and, to the extent permitted by the Investment Company Act of 1940, and the rules thereunder (the "1940 Act"), investment companies. The Fund may engage, for hedging and investment purposes, in foreign currency transactions, options and futures transactions.

Principal Risks

The principal risks of investing in the Fund are summarized below. The Fund does not represent a complete investment program. You may lose money by investing in the Fund.

Credit Risk is the risk that the issuer or guarantor of a fixed-income security in which the Fund invests, or the counterparty to a derivatives or other transaction will fail financially or otherwise be unwilling or unable to meet their obligations to the Fund.

Currency Risk is the risk that the value of the Fund's investments will fall as a result of changes in exchange rates. Loomis Sayles may elect not to hedge currency risk or may hedge imperfectly, which may cause the Fund to incur losses that would not have been incurred had the risk been hedged.

Derivatives Risk is the risk that the value of the Fund's derivative investments such as forward currency contracts, options and futures transactions will fall, for example, because of changes in the value of the underlying reference instruments, pricing difficulties or lack of correlation with the underlying investments. The use of derivatives for other than hedging purposes may be considered a speculative activity, and involves greater risks than are involved in hedging. There is also the risk that the Fund may be unable to terminate or sell a derivatives position at an advantageous time or price.  The Fund's derivative counterparties may experience financial difficulties or otherwise be unwilling or unable to honor their obligations, possibly resulting in losses to the Fund.  This risk is greater for forward currency contracts and other over-the-counter traded derivatives. Investing in derivatives gives rise to other risks, such as leverage risk, liquidity risk, credit risk, counterparty risk, interest rate risk and market risk. The use of derivatives may cause the Fund to incur losses greater than those which would have occurred had derivatives not been used.

Emerging Markets Risk is the risk that the Fund's investments may face greater foreign securities risk. Emerging markets investments are subject to greater risks arising from political or economic instability, nationalization or confiscatory taxation, currency exchange restrictions and an issuer's unwillingness or inability to make principal or interest payments on its obligations. Emerging markets companies may be smaller and have shorter operating histories than companies in developed markets.

Equity Securities Risk is the risk that the value of a stock may decline for a number of reasons that relate directly to the issuer, such as management performance, financial leverage and reduced demand for the issuer's goods and services, or the equity markets generally. Value stocks can perform differently from the market as a whole and from other types of stocks. Value stocks present the risk that their lower valuations fairly reflect their business prospects or that other investors will not agree that the stocks represent favorable investment opportunities, and they may fall out of favor with investors and underperform growth stocks during any given period. In the event an issuer is liquidated or declares bankruptcy, the claims of owners of the issuer's bonds generally take precedence over the claims of those who own preferred stock or common stock.

Foreign Securities Risk is the risk that the value of the Fund's foreign investments will fall as a result of foreign political, social, economic, environmental, credit, informational or currency changes or other issues relating to foreign investing generally. Foreign securities may be subject to higher volatility than U.S. securities, varying degrees of regulation and limited liquidity. The Fund's investments in foreign securities may be subject to foreign withholding taxes, which would decrease the yield on those securities.

Investments in Other Investment Companies Risk is the risk that the Fund will indirectly bear the management service and other fees of the other investment company in addition to its own expenses.

Issuer Risk is the risk that the value of securities may decline due to a number of reasons relating to the issuer, such as management performance, financial leverage and reduced demand for the issuer's goods and services.

Leverage Risk is the risk associated with securities or practices (e.g., borrowing and the use of certain derivatives) and investment in certain types of derivatives that multiply small index, market or asset price movements into larger changes in value. Use of derivative instruments may involve leverage. When a derivative is used as a hedge against an offsetting position that the Fund also holds, any loss generated by the derivative should be substantially offset by gains on the hedged instrument, and vice versa. To the extent that the Fund uses a derivative for purposes other than as a hedge, or if the Fund hedges imperfectly, the Fund is directly exposed to the risks of that derivative and any loss generated by the derivative will not be offset by a gain. Futures and forward currency contracts are derivatives and may be subject to this type of risk.

Liquidity Risk is the risk that the Fund may be unable to find a buyer for its investments when it seeks to sell them or to receive the price it expects. Securities acquired in a private placement, such as Rule 144A securities, generally are subject to strict restrictions on resale and there may be no liquid secondary market or ready purchaser for such securities. Therefore, the Fund may be unable to dispose of such securities when it desires to do so, or at the most advantageous time or price. Liquidity issues may also make it difficult to value the Fund's investments.

Management Risk is the risk that Loomis Sayles' investment techniques will be unsuccessful and cause the Fund to incur losses.

Market Risk is the risk that the market value of a security will move up and down, sometimes rapidly and unpredictably, based upon a change in an issuer's financial condition, as well as overall market and economic conditions.

REITs Risk is the risk that the value of the Fund's investments in REITs will fall as a result of changes in underlying real estate values, rising interest rates, limited diversification of holdings, higher costs and prepayment risk associated with related mortgages, as well as other risks particular to investments in real estate. Many REITs are highly leveraged, increasing their risk. The Fund will indirectly bear its proportionate share of expenses, including management fees, paid by each REIT in which it invests in addition to the expenses of the Fund.

Small-Capitalization Companies Risk is the risk that the Fund's investments may be subject to more abrupt price movements, limited markets, increased volatility and less liquidity than investments in larger, more established companies, which could adversely affect the value of the portfolio.

Risk/Return Bar Chart and Table

The following bar chart and table give an indication of the risks of investing in the Fund by showing changes in the Fund's performance from year to year and by showing how the Fund's average annual returns for the one-year, five-year and ten-year periods compare to those of two broad measures of market performance. The Russell 2000® Value Index is an unmanaged index that measures the performance of those Russell 2000® companies with lower price-to-book ratios and lower forecasted growth values. The Russell 2000® Index is an unmanaged index that consists of the 2,000 smallest companies in the Russell 3000® Index. This index shows how the Fund's returns compare to a commonly-used broad based index focused on small-cap securities. The Fund's past performance (before and after taxes) does not necessarily indicate how the Fund will perform in the future. Updated performance information is available online at www.loomissayles.com and/or by calling the Fund toll-free at 800-633-3330.

Total Returns for Institutional Class Shares

Highest Quarterly Return: Third Quarter 2009, 19.42% Lowest Quarterly Return: Fourth Quarter 2008, -23.69%

Average Annual Total Returns
(for the periods ended December 31, 2013)	Past 1 Year	Past 5 Years	Past 10 Years
Institutional Class - Return Before Taxes	35.94%	20.19%	10.48%
Return After Taxes on Distributions	33.23%	19.63%	9.38%
Return After Taxes on Distributions and Sale of Fund Shares	22.55%	16.54%	8.49%
Retail Class - Return Before Taxes	35.57%	19.89%	10.20%
Admin Class - Return Before Taxes	35.26%	19.59%	9.92%
Class N - Return Before Taxes	35.94%	20.19%	10.48%
Russell 2000® Value Index	34.52%	17.64%	8.61%
Russell 2000® Index	38.82%	20.08%	9.07%

Because Class N shares did not have one calendar year of performance as of December 31, 2013, performance shown for Class N shares is that of Institutional Class shares of the Fund. Class N shares would have had substantially similar returns because they would have been invested in the same portfolio of securities as Institutional Class shares and would only differ to the extent the classes did not have the same expenses. The Class N returns may be higher or lower than the returns of Institutional Class shares.

After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on an investor's tax situation and may differ from those shown. After-tax returns shown are not relevant to investors who hold their shares through tax-deferred arrangements, such as 401(k) plans, qualified plans, education savings accounts, such as 529 plans, or individual retirement accounts.  The after-tax returns are shown for the Institutional Class of the Fund. After-tax returns for other classes of the Fund will vary. Index performance reflects no deduction for fees, expenses or taxes.

MANAGEMENT

Investment Adviser

Loomis, Sayles & Company, L.P.

Portfolio Managers

Joseph R. Gatz, CFA, Vice President of Loomis Sayles, has served as a portfolio manager of the Fund since 2000.

Jeffrey Schwartz, CFA, Vice President of Loomis Sayles, has served as a portfolio manager of the Fund since 2012.

PURCHASE AND SALE OF FUND SHARES

The following chart shows the investment minimum for each class of shares of the Fund:

	Minimum Initial Investment	Minimum Subsequent Investment
Institutional Class	$100,000	$50
Retail Class	$2,500	$50
Admin Class	No Minimum	No Minimum
Class N	No Minimum	No Minimum

Class N and Admin Class shares are intended primarily for employer-sponsored retirement plans held in an omnibus fashion and are not available for purchase by individual investors. Class N shares are also available to funds of funds that are distributed by NGAM Distribution, L.P. (the "Distributor"). Please see the section "How to Buy Shares" in the Fund's Statement of Additional Information ("SAI") for details.

The Fund is closed to new investors; however, in its sole discretion, Loomis Sayles may permit an investor in another Loomis Sayles managed fund or product that follows the same investment strategy as the Fund to transfer assets from that fund or product into the Fund. Loomis Sayles may determine to reopen the Fund for investment at any time without notice to shareholders. For more information see the section "How to Purchase Shares" in the Statutory Prospectus.

The Fund's shares are available for purchase (and are redeemable on any business day) through your financial adviser, through your broker-dealer, directly from the Fund by writing to the Fund at Loomis Sayles Funds, P.O. Box 219594, Kansas City, MO 64121-9594, by exchange, by wire, by internet at www.loomissayles.com, by telephone at 800-633-3330, through the Automated Clearing House system, or, in the case of redemptions, by the Systematic Withdrawal Plan.

TAX INFORMATION

Fund distributions are generally taxable to you as ordinary income or capital gain, except for distributions to retirement plans and other investors that qualify for tax-exempt treatment under U.S. federal income tax law generally. Investments in such tax-advantaged plans will generally be taxed only upon withdrawal of monies from the tax-exempt arrangement.

PAYMENTS TO BROKER-DEALERS AND OTHER FINANCIAL INTERMEDIARIES

If you purchase the Fund through a broker-dealer or other financial intermediary (such as a bank), the Fund and its related companies may pay the intermediary for the sale of the Fund shares and related services. These payments may create a conflict of interest by influencing the broker-dealer or other intermediary and your salesperson to recommend the Fund over another investment. Ask your salesperson or visit your financial intermediary's website for more information.

more information about investment strategies

more information about investment strategies

Loomis Sayles Small Cap Growth Fund

Investment Objective

The Fund's investment objective is long-term capital growth from investments in common stocks or other equity securities. The Fund's investment objective may be changed without shareholder approval. The Fund will provide prior written notice to shareholders before changing the investment objective.

Principal Investment Strategies

The Fund normally will invest at least 80% of its net assets (plus any borrowings made for investment purposes) in the equity securities of "small-cap companies," including preferred stocks, warrants, securities convertible into common or preferred stocks and other equity-like interests in an entity. Currently, the Fund defines a small-cap company to be one whose market capitalization either falls within the capitalization range of the Russell 2000® Index, an index that tracks stocks of 2,000 of the smallest U.S. companies, or is $3 billion or less at the time of investment. The Fund may invest the rest of its assets in companies of any size, including large-capitalization companies.

In deciding which securities to buy and sell, Loomis Sayles typically seeks to identify companies that it believes have distinctive products, technologies, or services; dynamic earnings growth; prospects for high levels of profitability; and solid management. Loomis Sayles typically does not consider current income when making buy/sell decisions.

The Fund may invest any portion of its assets in securities of Canadian issuers and up to 20% of its assets in other foreign securities, including emerging markets securities. The Fund may also invest in securities issued pursuant to Rule 144A under the Securities Act of 1933 ("Rule 144A securities").

The Fund may engage, for hedging and investment purposes, in foreign currency transactions, options and futures transactions.

In accordance with applicable Securities and Exchange Commission requirements, the Fund will notify shareholders prior to any change to the 80% policy discussed above taking effect.

Frequent Trading The Fund may also engage in active and frequent trading of securities. Frequent trading may produce a high level of taxable gains, as well as increased trading costs, which may lower the Fund's return.

Loomis Sayles Small Cap Value Fund

Investment Objective

The Fund's investment objective is long-term capital growth from investments in common stocks or other equity securities. The Fund's investment objective may be changed without shareholder approval. The Fund will provide prior written notice to shareholders before changing the investment objective.

Principal Investment Strategies

The Fund normally will invest at least 80% of its net assets (plus any borrowings made for investment purposes) in the equity securities of "small-cap companies," including preferred stocks, warrants, securities convertible into common or preferred stocks and other equity-like interests in an entity. Currently, the Fund defines a small-cap company to be one whose market capitalization either falls within the capitalization range of the Russell 2000® Index, an index that tracks stocks of 2,000 of the smallest U.S. companies, or is $3 billion or less at the time of investment. The Fund may invest the rest of its assets in companies of any size, including large-capitalization companies.

In deciding which securities to buy and sell, Loomis Sayles seeks to identify securities of smaller companies that it believes are undervalued by the market. Loomis Sayles will consider, among other things, price-to-earnings, price-to-book and price-to-cash flow ratios. The Fund's investments may include companies that have suffered significant business problems but are believed by Loomis Sayles to have favorable prospects for recovery and companies that are not yet well-known to the investment community but are considered to have favorable fundamental prospects and attractive valuation. The portfolio managers analyze fundamental trends across the various industries in the sectors and use this information along with security valuation procedures to determine which stocks they believe are best positioned to outperform the industry or sector. In addition to considering the research analysts' sector-specific recommendations and other factors, the portfolio managers also employ quantitative analysis to evaluate the analysts' recommendations and construct the Fund's investment portfolio. Sell decisions are made when there is a deterioration in fundamentals, a stock reaches a target price or a more attractive opportunity is found.

The Fund may invest up to 20% of its assets in securities of foreign issuers, including emerging markets securities. The Fund may also invest in real estate investment trusts ("REITs"), securities issued pursuant to Rule 144A under the Securities Act of 1933 ("Rule 144A securities"). and, to the extent permitted by the Investment Company Act of 1940, and the rules thereunder (the "1940 Act"), investment companies. The Fund may engage, for hedging and investment purposes, in foreign currency transactions, options and futures transactions.

In accordance with applicable Securities and Exchange Commission requirements, the Fund will notify shareholders prior to any change to the 80% policy discussed above taking effect.

TEMPORARY DEFENSIVE MEASURES

Each Fund may hold any portion of its assets in cash (U.S. dollars, foreign currencies or multinational currency units) and/or invest in money market instruments or high-quality debt securities as Loomis Sayles deems appropriate. A Fund may miss certain investment opportunities if it uses defensive strategies and thus may not achieve its investment objective.

DERIVATIVES TRANSACTIONS

Each Fund may use derivatives, which are financial contracts whose value depends upon or is derived from the value of an underlying asset, reference rate or index. Examples of derivatives include options, futures and swap transactions (including credit default swaps), forward transactions and foreign currency transactions. The Funds may (but are not required to) use derivatives as part of a strategy designed to reduce exposure to other risks, such as risks associated with changes in interest rates or currency risk ("hedging"). When a derivative is used as a hedge against an offsetting position that a Fund also holds, any loss generated by the derivative security should be substantially offset by a gain on the hedged instrument, and vice versa. To the extent that the Fund uses a derivative for purposes other than as a hedge, or if the Fund hedges imperfectly, the Fund is directly exposed to the risks of that derivative and any loss generated by the derivative will not be offset by a gain. The Funds may also use derivatives for leverage, which increases opportunities for gain, to earn income, enhance yield or broaden the Fund's diversification by gaining exposure to issuers, indices, sectors, currencies and/or geographic regions.

SECURITIES LENDING

Each Fund may lend a portion of its portfolio securities to brokers, dealers and other financial institutions, provided that a number of conditions are satisfied, including that the loan is fully collateralized. Please see the section "Investment Strategies" in the SAI for details. When a Fund lends portfolio securities, its investment performance will continue to reflect changes in the value of the securities loaned, and the Fund will also receive a fee or interest on the collateral. These fees or interest are income to a Fund, although the Fund often must share the income with the securities lending agent and/or the borrower. Securities lending involves, among other risks, the risk of loss of rights in the collateral or delay in recovery of the collateral if the borrower fails to return the security loaned or becomes insolvent. The Funds may pay lending fees to the party arranging the loan. In addition, any investment of cash is generally at the sole risk of a Fund. Any income or gains and losses from investing and reinvesting any cash collateral delivered by a borrower pursuant to a loan are generally at the Fund's risk, and to the extent any such losses reduce the amount of cash below the amount required to be returned to the borrower upon the termination of any loan, the Fund may be required by the securities lending agent to pay or cause to be paid to such borrower an amount equal to such shortfall in cash, possibly requiring it to liquidate other portfolio securities to satisfy its obligations. Each Fund's securities lending activities are implemented pursuant to policies and procedures approved by the Board of Trustees and are subject to Board oversight.

TRANSACTIONS WITH OTHER INVESTMENT COMPANIES

Pursuant to the Securities and Exchange Commission (the "SEC") exemptive relief, each Fund may be permitted to invest its daily cash balances in shares of money market and short-term bond funds advised by NGAM Advisors, L.P. ("NGAM Advisors")(an affiliate of Loomis Sayles) or its affiliates ("Central Funds"). The Central Funds currently include one money market fund: the Daily Income Fund. The Daily Income Fund is advised by Reich & Tang Asset Management, LLC ("Reich & Tang"). Because Loomis Sayles, NGAM Advisors and Reich & Tang are subsidiaries of Natixis Global Asset Management, L.P. ("Natixis US"), the Funds and the Central Funds may be considered to be related companies comprising a "group of investment companies" under the 1940 Act.

Pursuant to such exemptive relief, the Funds may also borrow and lend money for temporary or emergency purposes directly to and from other funds through an interfund credit facility. In addition to the Funds and the Central Funds, series of the following mutual fund groups may also be able to participate in the facility: Natixis Funds Trust I (except the CGM Advisor Targeted Equity Fund series), Natixis Funds Trust II (except the Loomis Sayles Senior Floating Rate and Fixed Income Fund), Natixis Funds Trust IV, Harris Associates Investment Trust, Loomis Sayles Funds I, Loomis Sayles Funds II and Gateway Trust. The advisers and subadvisers to these mutual funds currently include AEW Capital Management, L.P., AlphaSimplex Group, LLC, Gateway Investment Advisers, LLC, Hansberger Global Investors, Inc., Harris Associates, L.P., Loomis Sayles, McDonnell Investment Management, LLC, NGAM Advisors, Reich & Tang, Vaughan Nelson Investment Management, L.P. and Westpeak Global Advisors, LLC ("Westpeak"). Each of these advisers and subadvisers (except Westpeak) are subsidiaries of Natixis US and are thus "affiliated persons" under the 1940 Act by reason of being under common control by Natixis US. In addition, because the Funds, and other funds, are advised by firms that are affiliated with one another, they may be considered to be related companies comprising a "group of investment companies" under the 1940 Act. The Daily Income Fund will participate in the credit facility only as a lender. Participation in such an interfund lending program would be voluntary for both borrowing and lending funds, and a Fund would participate in an interfund lending program only if the Fund's Board of Trustees determined that doing so would benefit a Fund. Should a Fund participate in such an interfund lending program, the Fund's Board of Trustees would establish procedures for the operation of the program by the advisers or an affiliate. The Funds may engage in the transactions described above without further notice to shareholders. The Funds may also make investments in related investment companies to the extent permitted by SEC regulations.

PERCENTAGE INVESTMENT LIMITATIONS

Except as set forth in the SAI, the percentage limitations set forth in this prospectus and the SAI apply at the time an investment is made and shall not be considered violated unless an excess or deficiency occurs or exists immediately after and as a result of such investment.

PORTFOLIO HOLDINGS

A description of the Funds' policies and procedures with respect to the disclosure of each Fund's portfolio securities is available in the Funds' SAI.

A "snapshot" of each Fund's investments may be found in each Fund's annual and semiannual reports. In addition, a list of each Fund's full portfolio holdings, which is updated monthly after an aging period of at least 30 days for Loomis Sayles Small Cap Growth Fund and 60 days for Loomis Sayles Small Cap Value Fund, respectively, is available on the Funds' website at www.loomissayles.com (click on "Mutual Funds" and then "Holdings"). These holdings will remain accessible on the website until each Fund files its Form N-CSR or Form N-Q with the SEC for the period that includes the date of the information. In addition, a list of each Fund's top 10 holdings as of the month-end is generally available within 7 business days after the month-end on the Funds' website at www.loomissayles.com (click on "Mutual Funds" and then "Holdings"). Please see the back cover of this prospectus for more information on obtaining a copy of a Fund's current annual or semiannual report.

more about risk

more about risk

This section provides more information on certain principal risks that may affect a Fund's portfolio, as well as information on additional risks a Fund may be subject to because of its investments or practices. In seeking to achieve their investment goals, the Funds may also invest in various types of securities and engage in various investment practices which are not a principal focus of the Funds and therefore are not described in this prospectus. These securities and investment practices and their associated risks are discussed in the Funds' SAI, which is available without charge upon request (see back cover).

CREDIT RISK

This is the risk that the counterparty to a derivative or an over-the-counter transaction will be unable or unwilling to make timely payments of interest or principal or to otherwise honor its obligations. Each Fund will be subject to credit risk to the extent that it is a party to over-the-counter transactions.

A Fund that invests in foreign securities is subject to increased credit risk because of, for example, the difficulties of requiring foreign entities to honor their contractual commitments and because financial reporting and other standards are often less robust in foreign countries.

CURRENCY RISK

This is the risk that fluctuations in exchange rates between the U.S. dollar and foreign currencies or between two or more foreign currencies may cause the value of a Fund's investments to decline. Funds that may invest in securities or other instruments denominated in, or receive revenues in, foreign currency are subject to currency risk. Loomis Sayles may elect not to hedge currency risk or may hedge imperfectly, which may cause the Fund to incur losses that would not have been incurred had the risk been hedged. The market for some (or all) currencies may from time to time have low trading volume and become illiquid, which may prevent a Fund from effecting positions or from promptly liquidating unfavorable positions in such markets, thus subjecting the Fund to substantial losses.

DERIVATIVES RISK

As described herein and in the SAI, the use of derivatives involves special risks. To the extent that a Fund uses a derivative security for purposes other than as a hedge, or if a Fund hedges imperfectly, a Fund is directly exposed to the risks of that derivative security and any loss generated by the derivative security will not be offset by a gain. A Fund may also use derivatives for leverage, which increases opportunities for gain but also involves greater risk of loss due to leverage risk, and to earn income, enhance yield or broaden the Fund's diversification by gaining exposure to issuers, indices, sectors, currencies and/or geographic regions. The use of derivatives for these purposes entails greater risk than using derivatives solely for hedging purposes.

Funds that use derivatives also face additional risks, such as liquidity risk, market risk, management risk, the credit and counterparty risk relating to a broker, futures commodity market or other party to a derivative contract (which is greater for forward currency contracts, swaps and other over-the-counter derivatives), the risk of difficulties in pricing and valuation, the risk of ambiguous documentation and the risk that changes in the value of a derivative may not correlate perfectly with relevant assets, rates or indices. This could, for example, cause a derivative transaction to imperfectly hedge the risk which it was intended to hedge. A Fund's use of derivative instruments may involve risks greater than the risks associated with investing directly in securities and other traditional investments, may cause the Fund to lose more than the principal amount invested and may subject a Fund to the potential for unlimited loss. A Fund may be required to sell other securities at inopportune times to meet collateral requirements on its derivatives transactions. In addition, a Fund's use of derivatives may increase or accelerate the amount of taxes payable by shareholders. Also, suitable derivative transactions may not be available in all circumstances and there can be no assurance that a Fund will engage in these transactions to reduce exposure to other risks when that would be beneficial or that, if used, such strategies will be successful.

Recently, several broker-dealers and other financial institutions have experienced extreme financial difficulty, sometimes resulting in bankruptcy of the institution. There can be no assurance that the Fund's counterparties will not experience similar difficulties, possibly resulting in losses to the Fund. Losses resulting from the use of derivatives will reduce the Fund's NAV, and possibly income, and the losses may be significantly greater than if derivatives had not been used. When used, derivatives may increase the amount and affect the timing and character of taxes payable by shareholders.

EMERGING MARKETS RISK

Economic and Political Risks. Emerging market countries often experience instability in their political and economic structures and have less market depth, infrastructure, capitalization and regulatory oversight than more developed markets. Government actions could have a significant impact on the economic conditions in such countries, which in turn would affect the value and liquidity of the assets of a Fund invested in emerging market securities. Specific risks that could decrease a Fund's return include seizure of a company's assets, restrictions imposed on payments as a result of blockages on foreign currency exchanges and unanticipated social or political occurrences.

Companies trading in developing securities markets are generally smaller and have shorter operating histories than companies trading in developed markets. Foreign investors may be required to register the proceeds of sales. Settlement of securities transactions in emerging markets may be subject to risk of loss and may be delayed more often than transactions settled in the United States. Disruptions resulting from social and political factors may cause the securities markets to close. If extended closings were to occur, the liquidity and value of the Fund's assets invested in corporate debt obligations of emerging market companies would decline.

Investment Controls; Repatriation. Certain emerging market countries require government approval of investments by foreign persons, limit the amount of investments by foreign persons in a particular issuer, limit investments by foreign persons only to a specific class of securities of an issuer that may have less advantageous rights than the classes available for purchase by domiciliaries of the countries and/or impose additional taxes or controls on foreign investors or currency transactions. Certain emerging market countries may also restrict investment opportunities in issuers in industries deemed important to national interests.

Emerging market countries may require governmental approval for the repatriation of investment income, capital or proceeds of sale of securities by foreign investors. In addition, if a deterioration occurs in an emerging market country's balance of payments, the country could impose temporary restrictions on foreign capital remittances. A Fund could be adversely affected by delays in, or a refusal to grant, any required governmental approval for repatriation of capital, as well as by the application to a Fund of any restrictions on investments. Investing in local markets in emerging market countries may require a Fund to adopt special procedures, seek local governmental approvals or take other actions, each of which may involve additional costs to a Fund.

EQUITY SECURITIES RISK

The value of the Fund's investments in equity securities is subject to the risks of unpredictable declines in the value of individual securities and periods of below-average performance in individual securities, industries or in the equity market as a whole. The market value of a security can change daily due to political, economic and other events that affect the securities markets generally, as well as those that affect particular companies or governments. These price movements, sometimes called volatility, will vary depending on the types of securities the Fund owns and the markets in which they trade. Historically, the equity markets have moved in cycles, and the value of the Fund's equity securities may fluctuate drastically from day to day. Individual companies may report poor results or be negatively affected by industry and/or economic trends and developments. The prices of securities issued by such companies may suffer a decline in response to such trends and developments. In addition, the value of stock in the Fund's portfolio may decline for a number of reasons that relate directly to the issuer. Those reasons may include, among other things, management performance, the effects of financial leverage and reduced demand for a company's goods and services. Equity securities may take the form of stock in corporation, limited partnership interests, interests in limited liability companies, REITs or other trusts and other similar securities. Rule 144A securities may be less liquid than other equity securities. Equity securities may include common stock, preferred stocks, warrants, securities convertible into common and preferred stocks and other equity-like interests in an entity. In the event an issuer is liquidated or declares bankruptcy, the claims of owners of the issuer's bonds generally take precedence over the claims of those who own preferred stock or common stock.

FOREIGN SECURITIES RISK

This is the risk associated with investments in issuers that are located or do business in foreign countries. A Fund's investments in foreign securities may be less liquid and may experience more rapid and extreme changes in value than investments in securities of U.S. issuers.

The securities markets of many foreign countries are relatively small, with a limited number of issuers and a small number of securities. In addition, foreign companies often are not subject to the same degree of regulation as U.S. companies. Reporting, accounting and auditing standards of foreign countries differ, in some cases significantly, from U.S. standards. Among other things, nationalization, expropriation or confiscatory taxation, currency blockage, political changes or diplomatic developments can cause the value of a Fund's investments in a foreign country to decline. In the event of nationalization, expropriation or other confiscation, a Fund could lose its entire foreign investment. These risks also apply to securities of foreign issuers traded in the United States or through depositary receipt programs such as American Depositary Receipts.

Funds that invest in emerging markets may face greater foreign risk since emerging market countries may be more likely to experience political and economic instability. See "Emerging Markets Risk."

INVESTMENTS IN OTHER INVESTMENT COMPANIES RISK

This is the risk that the Fund will indirectly bear the management service and other fees of the other investment company in addition to its own expenses.

ISSUER RISK

The value of a Fund's investments may decline for a number of reasons that directly relate to an issuer, such as management performance, financial leverage and reduced demand for the issuer's goods and services.

LEVERAGE RISK

When a Fund borrows money or otherwise leverages its portfolio, the value of an investment in the Fund will be more volatile, and all other risks are generally compounded. Funds face this risk if they create leverage by using investments such as reverse repurchase agreements, inverse floating-rate instruments or derivatives, or by borrowing money. The use of leverage may lead to losses that are greater than if the Fund had not used leverage.

LIQUIDITY RISK

Liquidity risk exists when particular investments are difficult to purchase or sell, possibly preventing a Fund from selling these illiquid securities at the price or at the time desired. Liquidity issues could also make it difficult to value a Fund's investments, which could also negatively impact NAV. An unrated security may be less liquid than a comparable rated security and involves the risk that Loomis Sayles may not accurately evaluate the security's comparative credit rating. Derivatives and securities that involve substantial interest rate or credit risk tend to involve greater liquidity risk. In addition, liquidity risk tends to increase to the extent a Fund invests in securities whose sale may be restricted by law or by contract, such as Rule 144A securities. Investment in derivatives may be less liquid when compared to other investments, especially during periods of market stress.

MANAGEMENT RISK

Management risk is the risk that Loomis Sayles' investment techniques could fail to achieve a Fund's objective and could cause your investment in a Fund to lose value. Each Fund is subject to management risk because each Fund is actively managed by Loomis Sayles. Loomis Sayles will apply its investment techniques and risk analyses in making investment decisions for each Fund, but there can be no guarantee that Loomis Sayles' decisions will produce the desired results. For example, securities that Loomis Sayles expects may appreciate in value may in fact decline. Similarly, in some cases derivative and other investment techniques may be unavailable or Loomis Sayles may decide not to use them, even under market conditions where their use could have benefited a Fund.

MARKET RISK

This is the risk that the value of a Fund's investments will change as financial markets fluctuate and that prices overall may decline. The value of a company's securities may fall as a result of factors that directly relate to that company, such as decisions made by its management or lower demand for the company's products or services. A security's value also may fall because of factors affecting not just the issuer of a security, but companies in its industry or in a number of different industries, such as increases in production costs. The value of a company's securities also may be affected by changes in financial market or other economic conditions, such as changes in interest rates or currency exchange rates. In addition, a company's stock generally pays dividends only after the company makes required payments to holders of its bonds or other debt. For this reason, the value of the stock will usually react more strongly than bonds and other fixed-income securities to actual or perceived changes in the company's financial condition or prospects. Market risk tends to be greater when a Fund invests in fixed-income securities with longer maturities.

Market risk generally is greater for Funds that invest substantially in small- and medium-sized companies, since these companies tend to be more vulnerable to adverse developments than large companies. Initial public offering securities tend to involve greater market risk than other equity securities due, in part, to public perception and the lack of public information and trading history.

REITS RISK

REITs involve certain unique risks in addition to those risks associated with investing in the real estate industry in general (such as possible declines in the value of real estate, lack of availability of mortgage funds or extended vacancies of property). Equity REITs may be affected by changes in the value of the underlying property owned by the REITs, while mortgage REITs may be affected by the quality of any credit extended. REITs are dependent upon management skills, are not diversified and are subject to heavy cash flow dependency, risks of default or prepayment by borrowers and self-liquidation. REITs are also subject to the possibilities of failing to qualify for tax-free pass-through of income under the Internal Revenue Code of 1986 (the "Code"), and failing to maintain their exemptions from registration under the 1940 Act.

Furthermore, the real estate industry is particularly sensitive to economic downturns. Securities of companies in the real estate industry, including REITs, are sensitive to factors such as changes in real estate values, property taxes, interest rates, cash flow of underlying real estate assets, occupancy rates, government regulations affecting zoning, land use and rents and the management skill and creditworthiness of the issuer. Companies in the real estate industry may also be subject to liabilities under environmental and hazardous waste laws. In addition, the value of a REIT is affected by changes in the value of the properties owned by the REIT or securing mortgage loans held by the REIT. A Fund will indirectly bear its proportionate share of expenses, including management fees, paid by each REIT in which it invests in addition to the expenses of the Fund.

REITs may have limited financial resources, may trade less frequently and in a limited volume and may be subject to more abrupt or erratic price movements than more widely-held securities.

A Fund's investment in a REIT may require the Fund to accrue and distribute income not yet received or may result in the Fund making distributions that constitute a return of capital to Fund shareholders for U.S. federal income tax purposes. In addition, distributions by a Fund from REITs will not qualify for the corporate dividends-received deduction or, generally, for treatment as qualified dividend income.

SMALL-CAPITALIZATION COMPANIES RISK

The general risks associated with corporate income-producing securities are particularly pronounced for securities issued by companies with smaller market capitalizations. These companies may have limited product lines, markets or financial resources or they may depend on a few key employees. As a result, they may be subject to greater levels of credit, market and issuer risk. Securities of smaller companies may trade less frequently and in lesser volume than more widely-held securities and their values may fluctuate more sharply than other securities. Further, securities of smaller companies may perform differently in different cycles than securities of larger companies. Companies with medium-sized market capitalizations may have risks similar to those of smaller companies.

management

management

Investment Adviser

Loomis Sayles, located at One Financial Center, Boston, Massachusetts 02111, serves as the investment adviser to the Funds. Loomis Sayles is a subsidiary of Natixis US, which is part of Natixis Global Asset Management, an international asset management group based in Paris, France. Founded in 1926, Loomis Sayles is one of the oldest investment firms in the United States with over $199.8 billion in assets under management as of December 31, 2013. Loomis Sayles has an extensive internal research staff. Loomis Sayles is responsible for making investment decisions for each Fund.

The aggregate advisory fees paid by the Funds during the fiscal year ended September 30, 2013, as a percentage of each Fund's average daily net assets were:

Fund	Aggregate Advisory Fee
Loomis Sayles Small Cap Growth Fund	0.75%
Loomis Sayles Small Cap Value Fund	0.75%

A discussion of the factors considered by the Funds' Board of Trustees in approving the Funds' investment advisory contracts is available in the Funds' annual reports for the fiscal year ended September 30, 2013.

Portfolio Managers

The following persons have had primary responsibility for the day-to-day management of each indicated Fund's portfolio since the date stated below. Except where noted, each portfolio manager has been employed by Loomis Sayles for at least five years.

Mark F. Burns has served as portfolio manager of the Loomis Sayles Small Cap Growth Fund since 2005. Mr. Burns, Vice President of Loomis Sayles, began his investment career in 1993 and joined Loomis Sayles in 1999. Mr. Burns holds the designation of Chartered Financial Analyst. He earned a B.A. from Colby College and a M.B.A. from Cornell University and has over 19 years of investment experience.

Joseph R. Gatz has served as portfolio manager of the Loomis Sayles Small Cap Value Fund since 2000. Mr. Gatz, Vice President of Loomis Sayles, began his investment career in 1985 and joined Loomis Sayles in 1999. Mr. Gatz holds the designation of Chartered Financial Analyst. He earned a B.A. from Michigan State University and an M.B.A. from Indiana University and has over 28 years of investment experience.

Jeffrey Schwartz has served as a portfolio manager of the Loomis Sayles Small Cap Value Fund since 2012. Mr. Schwartz, Vice President of Loomis Sayles, began his investment career in 1992 and joined Loomis Sayles in 2012. He previously served as Vice President and Senior Portfolio Manager of Palisade Capital Management from 2004 until 2012. Mr. Schwartz holds the designation of Chartered Financial Analyst. He earned a B.A. from the State University of New York, Binghamton and an M.B.A. from the University of Michigan and has over 21 years of investment experience.

John J. Slavik has served as portfolio manager of the Loomis Sayles Small Cap Growth Fund since 2005. Mr. Slavik, Vice President of Loomis Sayles, began his investment career in 1991 and joined Loomis Sayles in 2005. Mr. Slavik holds the designation of Chartered Financial Analyst. He earned a B.A. from the University of Connecticut and has over 22 years of investment experience.

Please see the SAI for information regarding portfolio manager compensation, other accounts under management by the portfolio managers and the portfolio managers' ownership of securities in the Funds.

Distribution Plans and Administrative Services and Other Fees

For the Retail and Admin Classes of the Funds, the Funds offering those classes have adopted distribution plans under Rule 12b-1 of the 1940 Act that allow the Funds to pay fees for the sale and distribution of Retail and Admin Class shares and for services provided to shareholders. This 12b-1 fee currently is 0.25% of a Fund's average daily net assets attributable to the shares of a particular class. Because distribution and service (12b-1) fees are paid out of the Funds' assets on an ongoing basis, over time these fees will increase the cost of your investment and may cost you more than paying other types of sales charges and service fees.

Admin Class shares of Loomis Sayles Small Cap Value Fund are offered exclusively through intermediaries, who will be the record owners of the shares. Admin Class shares may pay an administrative services fee at an annual rate of up to 0.25% of the average daily net assets attributable to Admin Class shares to securities dealers or financial intermediaries for providing personal service and account maintenance for their customers who hold these shares.

NGAM Distribution, L.P. (the "Distributor"), on behalf of Loomis Sayles, may pay certain broker-dealers and financial intermediaries whose customers are existing shareholders of the Funds a continuing fee based on the value of Fund shares held for those customers' accounts, although this continuing fee is paid by the Distributor, on behalf of Loomis Sayles, out of Loomis Sayles' own resources and is not assessed against the Fund.

The Distributor, Loomis Sayles and their respective affiliates may, out of their own resources, make payments in addition to the payments described in this section to dealers and other financial intermediaries that satisfy certain criteria established from time to time by the Distributor. Payments may vary based on sales, the amount of assets a dealer's or intermediary's clients have invested in the Funds, and other factors. These payments may also take the form of sponsorship of seminars or informational meetings or payments for attendance by persons associated with a dealer or intermediary at informational meetings. The Distributor and its affiliates may also make payments for recordkeeping and other transfer agency-related services to dealers and intermediaries that sell Fund shares; Class N shares do not bear such expenses.

The payments described in this section, which may be significant to the dealers and the financial intermediaries, may create an incentive for a dealer or financial intermediary or their representatives to recommend or sell shares of a particular Fund or share class over other mutual funds or share classes. Additionally, these payments may result in the Funds receiving certain marketing or service advantages that are not generally available to mutual funds that do not make such payments, including placement on a sales list, including a preferred or select sales list, or in other sales programs. These payments may create potential conflicts of interest between an investor and a dealer or other financial intermediary who is recommending a particular mutual fund over other mutual funds. Before investing, you should consult with your financial representative and review carefully any disclosure by the dealer or other financial intermediary as to what monies it receives from mutual fund advisers and distributors, as well as how your financial representative is compensated. Please see the SAI for additional information about payments made by the Distributor and its affiliates to dealers and other financial intermediaries. Please also contact your dealer or financial intermediary for details about payments it may receive.

general information

general information

How Fund Shares Are Priced

NAV is the price of one share of a Fund without a sales charge, and is calculated each business day using this formula:

The NAV of Fund shares is determined pursuant to policies and procedures approved by the Board of Trustees, as summarized below:

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A share's NAV is determined at the close of regular trading on the New York Stock Exchange ("NYSE") on the days the NYSE is open for trading. This is normally 4:00 p.m., Eastern time. A Fund's shares will not be priced on the days on which the NYSE is closed for trading. In addition, a Fund's shares will not be priced on the holidays listed in the SAI. See the section "Net Asset Value" in the SAI for more details.

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The price you pay for purchasing, redeeming or exchanging a share will be based upon the NAV next calculated after your order is received by the transfer agent, Boston Financial Data Services, Inc., "in good order" (meaning that the order is complete and contains all necessary information).1

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Requests received by the Funds after the NYSE closes will be processed based upon the NAV determined at the close of regular trading on the next day that the NYSE is open. If the transfer agent receives the order in good order prior to market close (normally 4:00 p.m., Eastern time), the shareholder will receive that day's NAV. Under limited circumstances, the Distributor may enter into contractual agreements pursuant to which orders received by your investment dealer before a Fund determines its NAV and transmitted to the transfer agent prior to market open on the next business day are processed at the NAV determined on the day the order was received by your investment dealer. Please contact your investment dealer to determine whether it has entered into such a contractual agreement. If your investment dealer has not entered into such a contractual agreement, your order will be processed at the NAV next determined after your investment dealer submits the order to a Fund.

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If a Fund invests in foreign securities, it may have NAV changes on days when you cannot buy or sell its shares.

[1]	Please see the section "How to Purchase Shares," which provides additional information regarding who can receive a purchase order.

Generally, during times of substantial economic or market change, it may be difficult to place your order by phone. During these times, you may send your order by mail as described in the sections "How to Purchase Shares" and "How to Redeem Shares."

Fund securities and other investments for which market quotations are readily available, as outlined in the Funds' policies and procedures, are valued at market value. A Fund may use independent pricing services recommended by the Adviser and approved by the Board of Trustees to obtain market quotations. Generally, Fund securities and other investments are valued as follows:

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Equity securities (including closed-end investment companies and exchange-traded funds), exchange traded notes, rights, and warrants — last sale price quoted on the exchange or market where traded most extensively or, if there is no reported sale during the day, the closing bid quotation as reported by an independent pricing service. Securities traded on the NASDAQ Global Select Market, NASDAQ Global Market and NASDAQ Capital Market are valued at the NASDAQ Official Closing Price ("NOCP"), or if lacking an NOCP, at the most recent bid quotations on the applicable NASDAQ Market. In some foreign markets, an official close price and a last sale price may be available from the foreign exchange or market. In those cases, the official close price is used. Valuations from foreign markets are subject to the Funds' fair value policies described below. If a right is not traded on any exchange, its value is based on the market value of the underlying security, less the cost to subscribe to the underlying security (e.g., to exercise the right), adjusted for the subscription ratio. If a warrant is not traded on any exchange, a price is obtained from a broker-dealer.

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Debt Securities (other than short-term obligations purchased with an original or remaining maturity of sixty days or less) and unlisted equity securities —evaluated bids furnished to a Fund by an independent pricing service using market information, transactions for comparable securities and various relationships between securities, if available, or bid prices obtained from broker-dealers.

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Senior Loans — bid prices supplied by an independent pricing service, if available, or bid prices obtained from broker-dealers.

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Short-Term Obligations (purchased with an original or remaining maturity of 60 days or less) — amortized cost (which approximates market value).

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Bilateral Swaps — Bilateral credit default swaps are valued based on mid prices (between the bid price and the ask price) supplied by an independent pricing service. Bilateral interest rate swaps are valued based on prices supplied by an independent pricing service. If prices from an independent pricing service are not available, prices from a broker-dealer may be used.

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Centrally Cleared Swaps — settlement prices of the clearinghouse on which the contracts were traded or prices obtained from broker-dealers.

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Options — domestic exchange-traded single equity option contracts are valued at the mean of the National Best Bid and Offer quotations. Option contracts on indices shall be priced at the average of the closing bid and ask quotations as of the close of trading on the Chicago Board Options Exchange. Options on futures contracts are valued using the current settlement price on the exchange on which, over time, they are traded most extensively. Other exchange-traded options are valued at the average of the closing bid and ask quotations on the exchange on which, over time, they are traded most extensively. Over-the-counter ("OTC") currency options and swaptions are valued at mid prices (between the bid and the ask price) supplied by an independent pricing service, if available. Other OTC option contracts (including currency options and swaptions not priced through an independent pricing service) are valued based on prices obtained from broker-dealers.

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Futures — current settlement price on the exchange on which the Adviser believes that, over time, they are traded most extensively.

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Forward Foreign Currency Contracts — interpolated rates determined based on information provided by an independent pricing service.

Foreign denominated assets and liabilities are translated into U.S. dollars based upon foreign exchange rates supplied by an independent pricing service. Fund securities and other investments for which market quotations are not readily available are valued at fair value as determined in good faith by the Adviser pursuant to procedures approved by the Board of Trustees. A Fund may also value securities and other investments at fair value in other circumstances such as when extraordinary events occur after the close of a foreign market but prior to the close of the NYSE. This may include situations relating to a single issuer (such as a declaration of bankruptcy or a delisting of the issuer's security from the primary market on which it has traded) as well as events affecting the securities markets in general (such as market disruptions or closings and significant fluctuations in U.S. and/or foreign markets). When fair valuing its securities or other investments, each Fund may, among other things, use modeling tools or other processes that may take into account factors such as securities or other market activity and/or significant events that occur after the close of the foreign market and before the time a Fund's NAV is calculated. Fair value pricing may require subjective determinations about the value of a security, and fair values used to determine a Fund's NAV may differ from quoted or published prices, or from prices that are used by others, for the same securities. In addition, the use of fair value pricing may not always result in adjustments to the prices of securities held by a Fund.

Trading in some of the portfolio securities or other investments of some of the Funds takes place in various markets outside the United States on days and at times other than when the NYSE is open for trading. Therefore, the calculation of these Funds' NAV does not take place at the same time as the prices of many of its portfolio securities or other investments are determined, and the value of these Funds' portfolios may change on days when these Funds are not open for business and their shares may not be purchased or redeemed.

Accessing Your Account Information

(Excludes Class N shares)

Loomis Sayles Funds Website. You can access our website at www.loomissayles.com to perform transactions (purchases, redemptions or exchanges), review your account information and Fund net asset values, change your address, order duplicate statements or tax forms or obtain a prospectus, an SAI, an application or periodic reports.

Loomis Sayles Automated Voice Response System. You have access to your account 24 hours a day by calling Loomis Sayles' automated voice response system at 800-633-3330, option 1. Using this customer service option you may review your account balance and Fund net asset values, order duplicate statements, order duplicate tax forms, obtain distribution and performance information and obtain wiring instructions.

How To Purchase Shares

Each Fund is generally available for purchase in the United States, Puerto Rico, Guam and the U.S. Virgin Islands. Except to the extent otherwise permitted by the Distributor, each Fund will only accept investments from U.S. citizens with a U.S. address (including APO/FPO) or resident aliens with a U.S. address (including APO/FPO) and a U.S. taxpayer identification number. Class N and Admin Class shares are offered exclusively through intermediaries (who will be the record owner of such shares), are intended primarily for employer-sponsored retirement plans held in an omnibus fashion, and are not available for purchase by individual investors. Class N shares are not eligible to be purchased or exchanged through the website or through the Automated Voice Response System.

The Loomis Sayles Small Cap Value Fund and the Loomis Sayles Small Cap Growth Fund were closed to new investors effective September 15, 2008 and September 14, 2012, respectively. The Funds remain open to existing shareholders, including currently funded defined contribution, defined benefit and all other employee benefit plans and their participants. The Funds may not be added to any employee benefit platforms. Qualified plans that held shares in the Loomis Sayles Small Cap Value Fund prior to September 30, 2008 or held shares in the Loomis Sayles Small Cap Growth Fund prior to December 31, 2012. may continue to invest in the Fund. In its sole discretion, Loomis Sayles may permit an investor in another Loomis Sayles managed fund or product that follows the same investment strategy as either Fund to transfer assets from that fund or product into such Fund.
Independent investment advisers, as well as registered representatives using broker/dealers for existing accounts in the Funds, are allowed to add assets for their existing client accounts. Clients of independent investment advisers and registered representatives who did not have an existing account in the Loomis Sayles Small Cap Value Fund prior to September 15, 2008 are not permitted to open new accounts. Clients of independent investment advisers and registered representatives who did not have an existing account in the Loomis Sayles Small Cap Growth Fund prior to September 14, 2012 are not permitted to open new accounts.

The ability of the transfer agent to monitor new accounts in the Funds that are opened through omnibus or other nominee accounts is limited. In general, the Funds look to the financial intermediaries to prevent new accounts from being opened within omnibus accounts. There are no assurances that the financial intermediaries will properly monitor all new accounts.

You can buy shares of each Fund in several ways:

Through a financial adviser. Your financial adviser will be responsible for furnishing all necessary documents to Loomis Sayles Funds. Your financial adviser may charge you for these services. Your adviser must receive your request in proper form before the close of regular trading on the NYSE for you to receive that day's NAV.

Through a broker-dealer. You may purchase shares of the Funds through a broker-dealer that has been approved by the Distributor which can be contacted at 399 Boylston Street, Boston, MA 02116. Your broker-dealer may charge you a fee for effecting such transactions. Your broker-dealer must receive your request in proper form before the close of regular trading on the NYSE for you to receive that day's NAV.

Directly from the Fund. Loomis Sayles Funds' transfer agent must receive your purchase request in proper form before the close of regular trading on the NYSE in order for you to receive that day's NAV.

You can purchase shares directly from each Fund in several ways:

By mail. You can buy shares of each Fund by submitting a completed application form, which is available online at www.loomissayles.com or by calling Loomis Sayles Funds at 800-633-3330, along with a check payable to Loomis Sayles Funds for the amount of your purchase to:

Regular Mail	Overnight Mail
Loomis Sayles Funds P.O. Box 219594 Kansas City, MO 64121-9594	Loomis Sayles Funds 330 West 9th Street Kansas City, MO 64105-1514

After your account has been established, you may send subsequent investments directly to Loomis Sayles Funds at the above addresses. Please include either the investment slip from your account statement or a letter specifying the Fund name, your account number and your name, address and telephone number.

By wire. You also may wire subsequent investments by using the following wire instructions. Your bank may charge a fee for transmitting funds by wire.

State Street bank and Trust Company ABA No. 011000028 DDA 9904-622-9 (Your account number) (Your name) (Name of Fund)

By telephone. You can make subsequent investments by calling Loomis Sayles Funds at 800-633-3330.

By exchange. You may purchase shares of a Fund by exchange of shares of the same class of another Fund by sending a signed letter of instruction to Loomis Sayles Funds, by calling Loomis Sayles Funds at 800-633-3330 or by accessing your account online at www.loomissayles.com.

Through Automated Clearing House ("ACH"). You may purchase shares of a Fund through ACH by either calling Loomis Sayles Funds at 800-633-3330 or by accessing your account online at www.loomissayles.com.

By internet. If you have established a Personal Identification Number ("PIN") and you have established the electronic transfer privilege, you can make subsequent investments through your online account at www.loomissayles.com. If you have not established a PIN but you have established the electronic transfer privilege, go to www.loomissayles.com, click on "Client Login," under Mutual Funds Login, click on "Login to Mutual Funds," click on "Establish User ID," and follow the instructions.

Through systematic investing. You can make regular investments of $50 or more per month through automatic deductions from your bank checking or savings account. If you did not establish the electronic transfer privilege on your application, you may add the privilege by obtaining an Account Options Form through your financial adviser, by calling Loomis Sayles Funds at 800-633-3330 or by visiting www.loomissayles.com. A medallion signature guarantee may be required to add this option.

Each Fund sells its shares at the NAV next calculated after the Fund receives a properly completed investment order. The Fund generally must receive your properly completed order before the close of regular trading on the NYSE for your shares to be bought or sold at the Fund's NAV on that day.

Subject to the approval of a Fund, an investor may purchase Institutional Class shares of a Fund with liquid securities and other assets that are eligible for purchase by the Fund (consistent with the Fund's investment policies and restrictions) and that have a value that is readily ascertainable in accordance with the Fund's valuation policies. These transactions will be effected only if Loomis Sayles deems the security to be an appropriate investment for the Fund. Assets purchased by a Fund in such a transaction will be valued in accordance with procedures adopted by the Fund. The Funds reserve the right to amend or terminate this practice at any time.

All purchases made by check should be in U.S. dollars and made payable to Loomis Sayles Funds. Third party checks, starter checks and credit card convenience checks will not be accepted. Upon redemption of an investment by check or by periodic account investment, redemption proceeds may be withheld until the check has cleared or the shares have been in your account for 10 days.

A Fund may periodically close to new purchases of shares or refuse any order to buy shares if the Fund determines that doing so would be in the best interests of the Fund and its shareholders. See the section "Restrictions on Buying, Selling and Exchanging Shares."

Each Fund is required by federal regulations to obtain personal information from you and to use that information to verify your identity. A Fund may not be able to open your account if the requested information is not provided. Each Fund reserves the right to refuse to open an account, close an account and redeem your shares at the then current price or take other such steps that the Fund deems necessary to comply with federal regulations if your identity is not verified.

The following table shows the investment minimum for each class of shares of each Fund.

Minimum Initial Investment
Loomis Sayles Small Cap Growth Fund
Institutional Class	$100,000
Retail Class	$2,500
Class N	No Minimum
Loomis Sayles Small Cap Value Fund
Institutional Class	$100,000
Retail Class	$2,500
Admin Class	No Minimum
Class N	No Minimum

Institutional Class shares of the Funds are available to Fund trustees, former Fund trustees, employees of affiliates of the Natixis Funds and other individuals who are affiliated with any Natixis Fund (this also applies to any spouse, parents, children, siblings, grandparents, grandchildren and in-laws of those mentioned) with no initial or subsequent investment minimum.

Loomis Sayles or the Distributor, in its sole discretion, may lower investment minimums for accounts associated with wrap-fee programs sponsored by certain broker-dealers and investment advisers and for accounts associated with certain other defined contribution plans.

Each Fund's shares (except Class N and Admin Class shares) may be purchased by all types of tax-deferred retirement plans provided the plan meets the minimum requirements for a Fund. If you wish to open an individual retirement account with a Fund, you may obtain retirement plan forms online at www.loomissayles.com or by calling Loomis Sayles at 800-633-3330. Class N and Admin Class shares are intended primarily for employer-sponsored retirement plans held in an omnibus fashion and are not available for purchase by individual investors.

Each subsequent investment (except Class N and Admin Class shares) must be at least $50. Loomis Sayles reserves the right to waive these minimums in its sole discretion, including for certain retirement plans whose accounts are held on the books of the Funds' transfer agent in an omnibus fashion. At the discretion of Loomis Sayles, employees and clients of Loomis Sayles, and their respective family members, may purchase shares of the Funds offered through this prospectus below the stated minimums. In addition, at the discretion of NGAM Advisors, clients of NGAM Advisors may also purchase shares of the Funds below the stated minimums.

In our continuing effort to reduce your Fund's expenses and amount of mail that you receive from Loomis Sayles, we will mail only a single copy of prospectuses, proxy statements and financial reports to your household. Additional copies may be obtained by calling 800-633-3330.

This program will continue in effect unless you notify us that you do not want to participate in this combined mailing program. If you wish to receive separate mailings for each Fund you own in the future, please call us at the telephone number above or mail your written request to Loomis Sayles, P.O. Box 219594, Kansas City, MO 64121-9594 and we will resume separate mailings within 30 days.

Minimum Balance Policy (Excludes Class N and Admin Class Shares). In order to address the relatively higher costs of servicing smaller fund positions, on an annual basis each Fund may close an account and send the account holder the proceeds if the account falls below $50 for direct accounts and $500 for networked accounts. The valuation of account balances for this purpose and the liquidation itself generally occur during October of each calendar year, although they may occur at another date in the year.

Certain accounts such as those using the Loomis Sayles Funds' prototype document including IRAs, and accounts associated with wrap fee programs or defined contribution plans, are excepted from the liquidation. However, each Fund reserves the right to liquidate any account with a balance of one share or less regardless of the account type.

How To Redeem Shares

You can redeem shares of each Fund directly from the Fund on any day on which the NYSE is open for business. Shares purchased by check are redeemable, although each Fund may withhold payment until the purchase check has cleared. Redemption proceeds from shares purchased through check, telephone ACH or online ACH, may not be available immediately upon redemption and may be delayed until the shares have been in your account for 10 days. Class N shares are not eligible to be exchanged or redeemed through the website or through the Automated Voice Response System.

Because large redemptions are likely to require liquidation by a Fund of portfolio holdings, payment for large redemptions may be delayed for up to seven days to provide for orderly liquidation of such holdings. Under unusual circumstances, the Funds may suspend redemptions or postpone payment for more than seven days. Although most redemptions are made in cash, as described in the SAI, each Fund reserves the right to redeem shares in-kind. If a shareholder receives a distribution in-kind, the shareholder will bear the market risk associated with the distributed securities and would incur brokerage or other charges in converting the securities to cash.

Redemptions of more than $100,000 cannot be processed on the same day unless the proceeds of the redemption are sent via pre-established banking information on the account. Please see the section "STAMP2000 Medallion Signature Guarantee" for details.

Generally, a transaction fee will be charged for expedited payment of redemption proceeds of $5.50 for wire transfers, $50 for international wire transfers or $20.50 for overnight delivery. These fees are subject to change.

Redemptions through your financial adviser. Your adviser must receive your request in proper form before the close of regular trading on the NYSE for you to receive that day's NAV. Your adviser will be responsible for furnishing all necessary documents to Loomis Sayles Funds on a timely basis and may charge you for his or her services.

Redemptions through your broker-dealer. You may redeem shares of the Funds through a broker-dealer that has been approved by the Distributor, which can be contacted at 399 Boylston Street, Boston, MA 02116. Your broker-dealer may charge you a fee for effecting such transaction. Your broker-dealer must receive your request in proper form before the close of regular trading on the NYSE for you to receive that day's NAV. Your redemptions generally will be wired to your broker-dealer on the first business day after your request is received in good order.

Redemptions directly to the Funds. Loomis Sayles Funds' transfer agent must receive your redemption request in proper form before the close of regular trading on the NYSE in order for you to receive that day's NAV. Your redemptions generally will be sent to you via first class mail within three business days after your request is received in good order, although it may take longer.

You may make redemptions directly from each Fund in several ways:

By mail. Send a signed letter of instruction that includes the name of the Fund, the exact name(s) in which the shares are registered, any special capacity in which you are signing (such as trustee or custodian or on behalf of a partnership, corporation, or other entity), your address, telephone number, account number and the number of shares or dollar amount to be redeemed to the following address:

Regular Mail	Overnight Mail
Loomis Sayles Funds P.O. Box 219594 Kansas City, MO 64121-9594	Loomis Sayles Funds 330 West 9th Street Kansas City, MO 64105-1514

All owners of shares must sign the written request in the exact names in which the shares are registered. The owners should indicate any special capacity in which they are signing (such as trustee or custodian or on behalf of a partnership, corporation or other entity).

By exchange. You may sell some or all of your shares of a Fund and use the proceeds to buy shares of the same class of another Loomis Sayles Fund by sending a letter of instruction to Loomis Sayles Funds, calling Loomis Sayles Funds at 800-633-3330 or exchanging online at www.loomissayles.com.

By internet. If you have established a PIN and the electronic transfer privilege, you can redeem shares through your online account at www.loomissayles.com. If you have not established a PIN, but you have established the electronic transfer privilege, go to www.loomissayles.com, click on "Client Login," under Mutual Funds Login, click on "Login to Mutual Funds," click on "Establish User ID," and follow the instructions.

By telephone. You may redeem shares by calling Loomis Sayles Funds at 800-633-3330. Proceeds from telephone redemption requests (less any applicable fees) can be wired to your bank account, sent electronically by ACH to your bank account or sent by check in the name of the registered owner(s) to the address of record. A wire fee will be deducted from your proceeds. Your bank may charge you a fee to receive the wire.

Please call Loomis Sayles Funds at 800-633-3330 for an IRA Distribution Form, or download the form online at www.loomissayles.com.

The telephone redemption privilege may be modified or terminated by the Funds without notice. Certain of the telephone redemption procedures may be waived for holders of Institutional Class shares.

You may redeem by telephone to have a check sent to the address of record for the maximum value amount of $100,000. For your protection, telephone or internet redemption requests will not be permitted if Loomis Sayles Funds has been notified of an address change or bank account information change for your account within the preceding 30 days. Unless you indicate otherwise on your account application, Loomis Sayles Funds will be authorized to accept redemption and transfer instructions by telephone. If you prefer, you can decline telephone redemption and transfer privileges.

Systematic Withdrawal Plan. If the value of your account is $10,000 or more, you can have periodic redemptions automatically paid to you or to someone you designate. Please call 800-633-3330 for more information or to set up a systematic withdrawal plan or visit www.loomissayles.com to obtain an Account Options Form.

By wire. Before Loomis Sayles Funds can wire redemption proceeds (less any applicable fees) to your bank account, you must provide specific wire instructions to Loomis Sayles Funds in writing. A wire fee will be deducted from the proceeds of each wire.

By ACH. Before Loomis Sayles Funds can send redemptions through ACH, you must provide specific wiring instructions to Loomis Sayles Funds in writing. For ACH redemptions, proceeds will generally arrive at your bank within three business days.

STAMP2000 Medallion Signature Guarantee. You must have your signature guaranteed by a bank, broker-dealer or other financial institution that can issue a STAMP2000 Medallion Signature Guarantee for the following types of redemptions:

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If you are selling more than $100,000 and you are requesting the proceeds by check (this does not apply to IRA transfer of assets to new custodian).

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If you are requesting that the proceeds check (of any amount) be made out to someone other than the registered owner(s) or sent to an address other than the address of record.

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If the account registration or bank account information has changed within the past 30 days.

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If you are instructing us to send the proceeds by check, wire or in some circumstances ACH to a bank account whose owner(s) do not match the owner(s) of the fund account.

The Funds will only accept STAMP2000 Medallion Signature Guarantees bearing the STAMP2000 Medallion imprint. Please note that a notary public cannot provide a STAMP2000 Medallion Signature Guarantee. This signature guarantee requirement may be waived by Loomis Sayles Funds in certain cases.

How To Exchange Shares

You may exchange Retail Class shares of your Fund offered through this prospectus, subject to investment minimums, for Retail Class shares of any Loomis Sayles Fund that offers Retail Class shares, if any. You may exchange Admin Class shares of your Fund offered through this prospectus, subject to investment minimums, for Admin Class shares of any Loomis Sayles Fund or Natixis Fund that offers Admin Class shares. You may exchange Institutional Class shares of your Fund offered through this prospectus, subject to investment minimums, for Institutional Class shares of any Loomis Sayles Fund that offers Institutional Class shares, for Class Y shares of any Natixis Fund that offers Class Y shares. You may exchange Class N shares of your Fund offered through this prospectus for Class N shares of any Loomis Sayles Fund or Natixis Fund that offers Class N shares. Class N shares are not eligible to be exchanged through the website or through the Automated Voice Response System. All exchanges are subject to any restrictions described in the applicable Funds' prospectuses.

You may be unable to hold your shares through the same financial intermediary if you engage in certain share exchanges. You should contact your financial intermediary for further details.

The value of Fund shares that you wish to exchange must meet the investment minimum requirements of the new fund.

You may make an exchange by sending a signed letter of instruction, by telephone or through your online account at www.loomissayles.com.

Please remember that an exchange may be a taxable event for U.S. federal and/or state income tax purposes, so that you may realize a gain or loss that is subject to income tax.

Cost Basis Reporting

Upon the redemption or exchange of your shares in a Fund, the Fund or, if you purchased your shares through a broker-dealer or other financial intermediary, your financial intermediary will be required to provide you and the IRS with cost basis and certain other related tax information about the Fund shares you redeemed or exchanged. This cost basis reporting requirement is effective for shares purchased, including through dividend reinvestment, on or after January 1, 2012. Please consult the Fund at www.loomissayles.com or by calling Loomis Sayles Funds at 800-633-3330 or your financial intermediary, as appropriate, for more information regarding available methods for cost basis reporting and how to select a particular method. Please also consult your tax advisor to determine which available cost basis method is best for you.

Conversion Rights

In certain limited circumstances described below, you may convert Retail Class shares of your Fund to Institutional Class shares of the same Fund or convert Institutional Class shares of your Fund to Retail Class shares of the same Fund. Additionally, in certain limited circumstances described below, you may convert Admin Class, Institutional Class or Retail Class shares of your Fund to Class N shares of the same Fund. The value of shares that you wish to convert must meet at least the investment minimum requirements of the new class. The conversion from one class of shares to another will be based on the respective NAVs of the separate classes on the trade date for the conversion. You will not be charged any fees as a result of the exchange. A conversion between share classes of the same fund is a nontaxable event to the shareholder.

You may convert Retail Class shares of your Fund to Institutional Class shares of the same Fund if you have accumulated shares with a NAV greater than or equal to the minimum investment amount for Institutional Class shares of that same Fund. You may convert from Institutional Class shares to Retail Class shares only if the investment option or program through which you invest no longer permits the use of Institutional Class shares in that option or program or if you otherwise are no longer able to participate in Institutional Class shares. Admin Class, Institutional Class or Retail Class shares of your Fund that are held in an omnibus fashion by employer-sponsored retirement plans may be converted to Class N shares of the same Fund. A conversion into a class of shares is subject to the purchase restrictions of such class as described in the section "How to Purchase Shares".

In order to convert shares, you must complete the Cross Share Exchange Form and return it to Loomis Sayles Funds at the following address:

Regular Mail	Overnight Mail
Loomis Sayles Funds P.O. Box 219594 Kansas City, MO 64121-9594	Loomis Sayles Funds 330 West 9th Street Kansas City, MO 64105-1514

You can obtain the form by calling 800-633-3330 or by visiting the Funds' website at www.loomissayles.com. All requests for conversions (including requests for accounts traded through the National Securities Clearing Corporation) must follow the procedures set forth by the Distributor.

Dividends and Distributions

It is the policy of each Fund to pay its shareholders each year, as dividends, substantially all of its net investment income. Each Fund generally declares and pays such dividends annually. Each Fund expects to distribute substantially all of its net realized long- and short-term capital gains annually, after applying any available capital loss carryovers. To the extent permitted by law, the Board of Trustees may adopt a different schedule as long as payments are made at least annually.

Any capital gain distributions normally are made annually, but may be made more frequently as deemed advisable by the Funds and as permitted by applicable law. The trustees may change the frequency with which each Fund declares or pays dividends.

You may choose to:

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Participate in the Dividend Diversification Program, which allows you to have all dividends and distributions automatically invested in shares of the same class of another Loomis Sayles Fund registered in your name. Certain investment minimums and restrictions may apply.

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Receive distributions from dividends and interest in cash while reinvesting distributions from capital gains in additional shares of the same class of the Fund, or in the same class of another Loomis Sayles Fund.

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Receive all distributions in cash.

If a dividend or capital gain distribution check remains uncashed for six months and your account is still open, the Fund will reinvest the dividend or distribution in additional shares of the Fund promptly after making this determination and the check will be canceled. In addition, future dividends and capital gain distributions will be automatically reinvested in additional shares of the Fund unless you subsequently contact the Fund and request to receive distributions by check.

If you do not select an option when you open your account, all distributions will be reinvested.

If you earn more than $10 annually in taxable income from a Loomis Sayles Fund held in a non-retirement plan account, you will receive a Form 1099 to help you report the prior calendar year's distributions on your U.S. federal income tax return. This information will also be reported to the Internal Revenue Service ("IRS"). Be sure to keep this Form 1099 as a permanent record. A fee may be charged for any duplicate information requested.

Restrictions On Buying and Selling Shares

Frequent purchases and redemptions of Fund shares by shareholders may present certain risks for other shareholders in a Fund. This includes the risk of diluting the value of Fund shares held by long-term shareholders, interfering with the efficient management of a Fund's portfolio and increasing brokerage and administrative costs. Funds investing in securities that require special valuation processes (such as foreign securities, high-yield securities or small-cap securities) may also have increased exposure to these risks. Each Fund discourages excessive short-term trading that may be detrimental to the Fund and its shareholders. The Board of Trustees has adopted the following policies to address and discourage such trading.

The Funds reserve the right to suspend or change the terms of purchasing or exchanging shares. Each Fund and the Distributor reserve the right to reject any purchase or exchange order for any reason, including if the transaction is deemed not to be in the best interests of the Fund's other shareholders or possibly disruptive to the management of the Fund. A shareholder whose exchange order has been rejected may still redeem their shares by submitting a redemption request as described above in the section "How to Redeem Shares."

Limits on Frequent Trading. Excessive trading activity in a Fund is measured by the number of round trip transactions in a shareholder's account. A round trip is defined as (1) a purchase (including a purchase by exchange) into a Fund followed by a redemption (including a redemption by exchange) of any amount out of the same Fund; or (2) a redemption (including a redemption by exchange) out of a Fund followed by a purchase (including a purchase by exchange) of any amount into the same Fund. Two round trip transactions in a single Fund within a rolling 90-day period is considered to be excessive and will constitute a violation of the Fund's trading limitations. After the detection of a first violation, the Fund or the Distributor will issue the shareholder and his or her financial intermediary, if any, a written warning. After the detection of a second violation (i.e., two more roundtrip transactions in the Fund within a rolling 90-day period), the Fund or the Distributor will restrict the account from making subsequent purchases (including purchases by exchange) for 90 days. After the detection of a third violation, the Fund or the Distributor will permanently restrict the account and any other accounts under the shareholder's control in any Fund from making subsequent purchases (including purchases by exchange). The above limits are applicable whether a shareholder holds shares directly with a Fund or indirectly through a financial intermediary, such as a broker, bank, investment adviser, recordkeeper for retirement plan participants, or other third party. The preceding is not an exclusive description of activities that the Funds and the Distributor may consider to be excessive and, at its discretion, a Fund and the Distributor may restrict or prohibit transactions by such identified shareholders or intermediaries.

Notwithstanding the above, certain financial intermediaries, such as retirement plan administrators, may monitor and restrict the frequency of purchase and redemption transactions in a manner different from that described above. The policies of these intermediaries may be more or less restrictive than the generally applicable policies described above. A Fund may choose to rely on a financial intermediary's restrictions on frequent trading in place of the Fund's own restrictions if the Fund determines, in its discretion, that the financial intermediary's restrictions provide reasonable protection for the Fund from excessive short-term trading activity. Please contact your financial representative for additional information regarding their policies for limiting the frequent trading of Fund shares.

This policy also does not apply with respect to shares purchased by certain funds-of-funds or similar asset allocation programs that rebalance their investments only infrequently. To be eligible for this exemption, the fund-of-funds or asset allocation program must identify itself to and receive prior written approval from the Fund or the Distributor. A Fund and the Distributor may request additional information to enable them to determine that the fund-of-funds or asset allocation program is not designed to and/or is not serving as a vehicle for disruptive short-term trading, which may include requests for (i) written assurances from the sponsor or investment manager of the fund-of-funds or asset allocation program that it enforces the Fund's frequent trading policy on investors or another policy reasonably designed to deter disruptive short-term trading in Fund shares, and/or (ii) data regarding transactions by investors in the fund-of-funds or asset allocation program, for periods and on a frequency determined by the Fund and the Distributor, so that the Fund can monitor compliance by such investors with the trading limitations of the Fund or of the fund-of-funds or asset allocation program. Under certain circumstances, waivers to these conditions (including waivers to permit more frequent rebalancing) may be approved for programs that in the Fund's opinion are not vehicles for market timing and are not likely to engage in abusive trading.

Trade Activity Monitoring. Trading activity is monitored selectively on a daily basis in an effort to detect excessive short-term trading activities. If a Fund or the Distributor believes that a shareholder or financial intermediary has engaged in excessive, short-term trading activity, it may, in its discretion, request that the shareholder or financial intermediary stop such activities or refuse to process purchases or exchanges in the accounts. At its discretion, each Fund and the Distributor, as well as Loomis Sayles, may ban trading in an account if, in their judgment, a shareholder or financial intermediary has engaged in short-term transactions that, while not necessarily in violation of a Fund's stated policies on frequent trading, are harmful to a Fund or its shareholders. A Fund and the Distributor also reserve the right to notify financial intermediaries of the shareholder's trading activity.

Accounts Held by Financial Intermediaries. The ability of a Fund and the Distributor to monitor trades that are placed by omnibus or other nominee accounts is severely limited in those instances in which the financial intermediary maintains a record of a Fund's underlying beneficial owners. In general, each Fund and the Distributor will review trading activity at the omnibus account level. If a Fund and the Distributor detect suspicious activity, they may request and receive personal identifying information and transaction histories for some or all underlying shareholders (including plan participants) to determine whether such shareholders have engaged in excessive short-term trading activity. If a Fund believes that a shareholder has engaged in excessive short-term trading activity in violation of the Fund's policies through an omnibus account, the Fund will attempt to limit transactions by the underlying shareholder that engaged in such trading, although it may be unable to do so. A Fund may also limit or prohibit additional purchases of Fund shares by an intermediary. Investors should not assume a Fund will be able to detect or prevent all trading practices that may disadvantage a Fund.

Tax Consequences

Except where noted, the following discussion addresses only the U.S. federal income tax consequences of an investment in a Fund and does not address any non-U.S., state, or local tax consequences.

Each Fund intends to meet all requirements under Subchapter M of the Internal Revenue Code of 1986 necessary to qualify each year for treatment as a "regulated investment company," and thus does not expect to pay any federal income tax on income and capital gains that are timely distributed to shareholders.

Unless otherwise noted, the discussion below, to the extent it describes shareholder-level tax consequences, pertains solely to taxable shareholders. The Funds are not managed with a view toward minimizing taxes imposed on such shareholders.

Taxation of Fund Distributions. For federal income tax purposes, distributions of investment income are generally taxable to Fund shareholders as ordinary income. Taxes on distributions of capital gains are determined by how long a Fund owned the investments that generated them, rather than how long a shareholder has owned his or her shares. Distributions attributable to the excess of net long-term capital gains from the sale of investments a Fund owned for more than one year over net short-term capital losses and that are properly reported by a Fund as capital gain dividends ("Capital Gain Dividends") will generally be taxable to a shareholder receiving such distributions as long-term capital gain includible in net capital gain and taxed to individuals at reduced rates. Distributions attributable to the excess of net short-term capital gains from the sale of investments that a Fund owned for one year or less over net long-term capital losses will be taxable as ordinary income.

Distributions of investment income properly reported by a Fund as derived from "qualified dividend income" will be taxed in the hands of individuals at the reduced rates applicable to net capital gain, provided holding period and other requirements are met at both the shareholder and Fund levels. Income generated by investments in fixed-income securities, REITs and derivatives is generally not eligible for treatment as qualified dividend income.

A 3.8% Medicare contribution tax is imposed on the net investment income of individuals whose income exceeds certain threshold amounts, and of certain trusts and estates under similar rules. Net investment income generally includes for this purpose dividends, including any capital gain dividends, paid by a Fund, and net capital gains recognized on the sale, redemption or exchange of shares of the Fund.

Fund distributions are taxable whether shareholders receive them in cash or in additional shares. In addition, Fund distributions are taxable to shareholders even if they are paid from income or gains earned by a Fund before a shareholder's investment (and thus were included in the price the shareholder paid for his or her shares). Such distributions are likely to occur in respect of shares purchased at a time when a Fund's NAV reflects gains that are either unrealized or realized but not distributed.

Dividends and distributions declared by a Fund in October, November or December of one year and paid in January of the next year generally are taxable in the year in which the distributions are declared, rather than the year in which the distributions are received.

Distributions by a Fund to retirement plans and other investors that qualify for tax-exempt treatment under U.S. federal income tax laws will generally not be taxable. Special tax rules apply to investments through such retirement plans. If your investment is through such a plan, you should consult your tax adviser to determine the suitability of a Fund as an investment through your plan and the tax treatment of distributions to you (including distributions of amounts attributable to an investment in a Fund) from the plan.

Redemption, Sale or Exchange of Fund Shares. A redemption, sale or exchange of Fund shares (including an exchange of Fund shares for shares of another Natixis or Loomis Sayles Fund) is a taxable event and will generally result in recognition of gain or loss. Gain or loss, if any, recognized by a shareholder on a redemption, sale, exchange or other disposition of Fund shares will generally be taxed as long-term capital gain or loss if the shareholder held the shares for more than one year, and as short-term capital gain or loss if the shareholder held the shares for one year or less, assuming in each case that the shareholder held the shares as capital assets. Short-term capital gains are generally taxed at the rates applicable to ordinary income. Any loss realized upon a disposition of shares held for six months or less will be treated as long-term, rather than short-term, capital loss to the extent of any Capital Gain Dividends received by the shareholder with respect to the shares. The deductibility of capital losses is subject to limitations. See "Cost Basis Reporting" above for information about certain cost basis reporting obligations.

Taxation of Certain Fund Investments. A Fund's investments in foreign securities may be subject to foreign withholding and other taxes. In that case, the Fund's yield on those securities would be decreased. The Funds generally do not expect that shareholders will be entitled to claim a credit or deduction with respect to foreign taxes incurred by a Fund. In addition, a Fund's investments in foreign securities and foreign currencies may be subject to special tax rules that have the effect of increasing or accelerating the Fund's recognition of ordinary income and may affect the timing or amount of the Fund's distributions.

A Fund's investments in certain debt obligations, derivatives and REITs may cause the Fund to recognize taxable income in excess of the cash generated by such investments. Thus, a Fund could be required to liquidate investments, including at times when it may not be advantageous to do so, in order to satisfy its distribution requirements.

Backup Withholding. Each Fund is required in certain circumstances to apply backup withholding on taxable dividends, redemption proceeds and certain other payments that are paid to any shareholder (including a shareholder who is neither a citizen nor a resident of the United States) if the shareholder does not furnish the Fund with certain information and certifications or the shareholder is otherwise subject to backup withholding. The backup withholding tax rate is currently 28%.

Please see the SAI for additional information on the U.S. federal income tax consequences of an investment in a Fund.

You should consult your tax adviser for more information on your own situation, including possible U.S. federal, state, local, foreign or other applicable taxes.

financial highlights

The financial highlights tables are intended to help you understand each Fund's financial performance for the last five years (or, if shorter, the period of the Fund's operations). Certain information reflects financial results for a single Fund share. The total returns in the table represent the return that an investor would have earned (or lost) on an investment in a Fund (assuming reinvestment of all dividends and distributions). This information has been audited by PricewaterhouseCoopers LLP, an independent registered public accounting firm, whose report, along with each Fund's financial statements, is included in the Funds' annual report to shareholders. The annual report is incorporated by reference into the SAI, both of which are available free of charge upon request from the Distributor.

financial highlights

For a share outstanding throughout each period.

		Income (Loss) from Investment Operations:					Less Distributions:							Ratios to Average Net Assets:
	Net asset value, beginning of the period	Net investment loss(a)		Net realized and unrealized gain (loss)		Total from investment operations	Dividends from net investment income	Distributions from net realized capital gains	Total distributions	Net asset value, end of the period	Total return (%)(b)		Net assets, end of the period (000’s)	Net expenses (%)(c)(d)		Gross expenses (%)(d)		Net investment loss (%)(d)		Portfolio turnover rate (%)
Small Cap Growth Fund
Institutional Class
9/30/2013	$19.17	$(0.15	)(e)	$7.33		$7.18	$—	$—	$—	$26.35	37.45	(e)	$914,000	0.94		0.94		(0.70	)(e)	56
9/30/2012	15.06	(0.14)		4.25		4.11	—	—	—	19.17	27.29		599,469	0.95		0.95		(0.79)		77
9/30/2011	14.03	(0.13)		1.16	(f)	1.03	—	—	—	15.06	7.34		154,313	0.98	(g)	0.98	(g)	(0.78)		76
9/30/2010	11.58	(0.11	)(h)	2.56		2.45	—	—	—	14.03	21.16		52,501	1.00		1.06		(0.85	)(h)	69
9/30/2009	13.07	(0.07)		(1.42)		(1.49)	—	—	—	11.58	(11.40)		45,557	1.00		1.01		(0.68)		107
Retail Class
9/30/2013	18.41	(0.20	)(e)	7.02		6.82	—	—	—	25.23	37.05	(e)	211,724	1.25	(i)	1.25	(i)	(0.99	)(e)	56
9/30/2012	14.52	(0.19)		4.08		3.89	—	—	—	18.41	26.79		229,822	1.25		1.28		(1.09)		77
9/30/2011	13.55	(0.18)		1.15	(f)	0.97	—	—	—	14.52	7.16		113,110	1.25		1.27		(1.07)		76
9/30/2010	11.21	(0.13	)(h)	2.47		2.34	—	—	—	13.55	20.87		75,344	1.25		1.39		(1.10	)(h)	69
9/30/2009	12.69	(0.09)		(1.39)		(1.48)	—	—	—	11.21	(11.66)		75,478	1.25		1.43		(0.93)		107
Class N
9/30/2013*	20.22	(0.11)		6.25		6.14	—	—	—	26.36	30.37		7,580	0.83		0.83		(0.63)		56
*	From commencement of Class operations on February 1, 2013 through September 30, 2013.
(a)	Per share net investment loss has been calculated using the average shares outstanding during the period.
(b)	Had certain expenses not been waived/reimbursed during the period, if applicable, total returns would have been lower. Periods less than one year, if applicable, are not annualized.
(c)	The investment adviser and/or administrator agreed to waive its fees and/or reimburse a portion of the Fund’s expenses during the period, if applicable. Without this waiver/reimbursement, expenses would have been higher.
(d)	Computed on an annualized basis for periods less than one year, if applicable.
(e)	Includes non-recurring dividends. Without these dividends, net investment loss per share would have been $(0.16) and $(0.21) for Institutional Class and Retail Class, respectively, total return would have been 37.40% and 36.99% for Institutional Class and Retail Class, respectively, and the ratio of net investment loss to average net assets would have been (0.75)% and (1.05)% for Institutional Class and Retail Class, respectively.
(f)	The amount shown for a share outstanding does not correspond with the aggregate realized and unrealized gain (loss) on investments for the period due to the timing of sales and redemptions of fund shares in relation to fluctuating market values of investments of the Fund.
(g)	Includes fee/expense recovery of 0.03%.
(h)	Includes a non-recurring dividend. Without this dividend, net investment loss per share would have been $(0.12) and $(0.14) for Institutional Class and Retail Class, respectively, and the ratio of net investment loss to average net assets would have been (0.92)% and (1.17)% for Institutional Class and Retail Class, respectively.
(i)	Includes fee/expense recovery of 0.01%.

financial highlights

For a share outstanding throughout each period.

		Income (Loss) from Investment Operations:				Less Distributions:								Ratios to Average Net Assets:
	Net asset value, beginning of the period	Net investment income (loss)(a)(b)		Net realized and unrealized gain (loss)	Total from investment operations	Dividends from net investment income(b)	Distributions from net realized capital gains	Total distributions	Redemption fees(b)(c)	Net asset value, end of the period	Total return (%)(d)		Net assets, end of the period (000’s)	Net expenses (%)(e)(f)		Gross expenses (%)(f)		Net investment income (loss) (%)(f)		Portfolio turnover rate (%)
Small Cap Value Fund
Institutional Class
9/30/2013	$29.14	$0.20		$8.41	$8.61	$(0.30)	$(0.03)	$(0.33)	$—	$37.42	29.82		$733,512	0.90		0.91		0.61		22
9/30/2012	22.36	0.21		6.62	6.83	(0.05)	—	(0.05)	—	29.14	30.59		572,776	0.90	(g)	0.90	(g)	0.76		19
9/30/2011	22.93	0.09	(h)	(0.50)	(0.41)	(0.16)	—	(0.16)	—	22.36	(1.88	)(h)	431,761	0.90		0.93		0.33	(h)	42
9/30/2010	20.66	0.11		2.23	2.34	(0.07)	—	(0.07)	—	22.93	11.39		454,853	0.90		0.94		0.50		52
9/30/2009	22.01	0.09		(1.32)	(1.23)	(0.11)	(0.01)	(0.12)	0.00	20.66	(5.42)		506,324	0.90		0.94		0.52		55
Retail Class
9/30/2013	28.84	0.12		8.32	8.44	(0.22)	(0.03)	(0.25)	—	37.03	29.48		403,475	1.15		1.22		0.37		22
9/30/2012	22.14	0.13		6.57	6.70	—	—	—	—	28.84	30.26		343,480	1.15		1.22		0.49		19
9/30/2011	22.71	0.02	(h)	(0.48)	(0.46)	(0.11)	—	(0.11)	—	22.14	(2.12	)(h)	347,759	1.15		1.22		0.08	(h)	42
9/30/2010	20.47	0.06		2.21	2.27	(0.03)	—	(0.03)	—	22.71	11.10		383,934	1.15		1.24		0.26		52
9/30/2009	21.79	0.04		(1.30)	(1.26)	(0.05)	(0.01)	(0.06)	0.00	20.47	(5.66)		387,383	1.15		1.31		0.26		55
Admin Class
9/30/2013	28.22	0.04		8.15	8.19	(0.14)	(0.03)	(0.17)	—	36.24	29.17		74,892	1.40		1.52		0.11		22
9/30/2012	21.72	0.06		6.44	6.50	—	—	—	—	28.22	29.93		67,853	1.40		1.52		0.24		19
9/30/2011	22.30	(0.04	)(h)	(0.49)	(0.53)	(0.05)	—	(0.05)	—	21.72	(2.40	)(h)	65,500	1.40		1.52		(0.17	)(h)	42
9/30/2010	20.11	0.00		2.19	2.19	—	—	—	—	22.30	10.89		73,443	1.40		1.56		0.02		52
9/30/2009	21.40	0.00		(1.28)	(1.28)	(0.00)	(0.01)	(0.01)	0.00	20.11	(5.93)		74,195	1.40		1.77		0.02		55
Class N
9/30/2013*	32.08	0.06		5.30	5.36	—	—	—	—	37.44	16.71		1	0.85		14.45		0.27		22
*	From commencement of Class operations on February 1, 2013 through September 30, 2013.
(a)	Per share net investment income (loss) has been calculated using the average shares outstanding during the period.
(b)	Amount rounds to less than $0.01 per share, if applicable.
(c)	Effective June 1, 2009, redemption fees were eliminated.
(d)	Had certain expenses not been waived/reimbursed during the period, if applicable, total returns would have been lower. Periods less than one year, if applicable, are not annualized.
(e)	The investment adviser and/or administrator agreed to waive its fees and/or reimburse a portion of the Fund’s expenses during the period, if applicable. Without this waiver/reimbursement, expenses would have been higher.
(f)	Computed on an annualized basis for periods less than one year, if applicable.
(g)	Includes fee/expense recovery of less than 0.01%.
(h)	Includes a non-recurring dividend. Without this dividend, net investment income (loss) per share would have been $0.07, $0.01 and $(0.06) for Institutional Class, Retail Class and Admin Class, respectively, total return would have been (1.93)%, (2.16)% and (2.44)% for Institutional Class, Retail Class and Admin Class, respectively, and the ratio of net investment income (loss) to average net assets would have been 0.28%, 0.03% and (0.22)% for Institutional Class, Retail Class and Admin Class, respectively.

If you would like more information about the Funds, the following documents are available free upon request:

ANNUAL AND SEMIANNUAL REPORTS

Provide additional information about each Fund's investments. Each report includes a discussion of the market conditions and investment strategies that significantly affected the Funds' performance during the last fiscal year.

STATEMENT OF ADDITIONAL INFORMATION (SAI)

Provides more detailed information about the Funds and their investment limitations and policies. The SAI has been filed with the SEC and is incorporated into this prospectus by reference.

To order a free copy of the Funds' annual or semiannual reports or their SAI, or to make shareholder inquiries generally, contact your financial representative, or Loomis Sayles at 800-633-3330. The Funds' annual and semiannual reports and SAI are available on the Funds' website at www.loomissayles.com.

Information about the Funds, including their reports and SAI, can be reviewed and copied at the Public Reference Room of the SEC in Washington, D.C. Text-only copies of the Funds' reports and SAI are available free from the EDGAR Database on the SEC's Internet site at: www.sec.gov. Copies of this information may also be obtained, after paying a duplicating fee, by electronic request at the following E-mail address: publicinfo@sec.gov, or by writing to the SEC's Public Reference Section, Washington, D.C. 20549-1520.

Information on the operation of the Public Reference Room may be obtained by calling the SEC at 1-202-551-8090.

Loomis Sayles Funds I File No. 811-08282 Loomis Sayles Funds II File No. 811-06241	M-LSEF51-0214

Prospectus February 1, 2014

Institutional Class
Looms Sayles Fixed Income Fund	LSFIX
Loomis Sayles Institutional High Income Fund	LSHIX
Loomis Sayles Investment Grade Fixed Income Fund	LSIGX

The Securities and Exchange Commission has not approved or disapproved any Fund's shares or determined whether this Prospectus is truthful or complete. Any representation to the contrary is a crime.

Fund shares are not bank deposits and are not guaranteed, endorsed or insured by the Federal Deposit Insurance Corporation or any other government agency, and are subject to investment risks, including possible loss of the principal invested.

fund summary
Loomis Sayles Fixed Income Fund
Loomis Sayles Institutional High Income Fund
Loomis Sayles Investment Grade Fixed Income Fund

more information about investment strategies
Loomis Sayles Fixed Income Fund
Loomis Sayles Institutional High Income Fund
Loomis Sayles Investment Grade Fixed Income Fund

more about risk

management
Investment Adviser
Portfolio Managers
Other Fees

general information
How Fund Shares Are Priced
Accessing Your Account Information
How To Purchase Shares
How To Redeem Shares
How To Exchange Shares
Cost Basis Reporting
Dividends and Distributions
Restrictions On Buying and Selling Shares
Tax Consequences

financial highlights

fund summary

Loomis Sayles Fixed Income Fund

INVESTMENT OBJECTIVE

The Fund's investment objective is high total investment return through a combination of current income and capital appreciation.

FUND FEES & EXPENSES

The following table describes the fees and expenses that you may pay if you buy and hold shares of the Fund.

The Fund does not impose a sales charge, a redemption fee or an exchange fee.

Annual Fund Operating Expenses

(expenses that you pay each year as a percentage of the value of your investment)	Institutional Class
Management fees	0.50%
Distribution and/or service (12b-1) fees	0.00%
Other expenses	0.07%
Total annual fund operating expenses	0.57%
Fee waiver and/or expense reimbursement[1]	0.00%
Total annual fund operating expenses after fee waiver and/or expense reimbursement	0.57%
[1]

Loomis, Sayles & Company, L.P. ("Loomis Sayles" or the "Adviser") has given a binding contractual undertaking to the Fund to limit the amount of the Fund's total annual fund operating expenses to 0.65% of the Fund's average daily net assets, exclusive of brokerage expenses, interest expense, taxes, acquired fund fees and expenses, organizational and extraordinary expenses, such as litigation and indemnification expenses. This undertaking is in effect through January 31, 2015 and may be terminated before then only with the consent of the Fund's Board of Trustees. The Adviser will be permitted to recover, on a class-by-class basis, management fees waived and/or expenses reimbursed to the extent that expenses in later periods fall below 0.65% of the Fund's average daily net assets. The Fund will not be obligated to repay any such waived/reimbursed fees and expenses more than one year after the end of the fiscal year in which the fees or expenses were waived/reimbursed.

Example

The example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. The example assumes that you invest $10,000 in the Fund for the time periods indicated and then redeem all of your shares at the end of those periods. The example also assumes that your investment has a 5% return each year and the Fund's operating expenses remain the same.  Although your actual costs may be higher or lower, based on these assumptions your costs would be:

	1 year	3 years	5 years	10 years
Institutional Class	$58	$183	$318	$714

Portfolio Turnover

The Fund pays transaction costs, such as commissions, when it buys and sells securities (or "turns over" its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes for you if your Fund shares are held in a taxable account. These costs, which are not reflected in annual fund operating expenses or in the example, affect the Fund's performance. During its most recently ended fiscal year, the Fund's portfolio turnover rate was 18% of the average value of its portfolio.

INVESTMENTS, RISKS AND PERFORMANCE

Principal Investment Strategies

Under normal circumstances, the Fund will invest at least 80% of its net assets (plus any borrowings made for investment purposes) in fixed-income securities. The Fund may invest up to 35% of its assets in below investment-grade fixed-income securities (commonly known as "junk bonds") and up to 20% of its assets in equity securities, such as common stocks and preferred stocks (with up to 10% of its assets in common stocks). Below investment-grade fixed-income securities are rated below investment-grade quality (i.e., none of the three major ratings agencies (Moody's Investors Service, Inc., Fitch Investor Services, Inc. or Standard & Poor's Ratings Group) have rated the securities in one of their respective top four ratings categories). The Fund's fixed-income securities investments may include unrated securities (securities that are not rated by a rating agency) if Loomis Sayles determines that the securities are of comparable quality to rated securities that the Fund may purchase. The Fund may invest in fixed-income securities of any maturity.

In deciding which securities to buy and sell, Loomis Sayles may consider a number of factors related to the bond issue and the current bond market, including, for example, the stability and volatility of a country's bond markets, the financial strength of the issuer, current interest rates, current valuations, Loomis Sayles' expectations regarding general trends in interest rates and currency considerations. Loomis Sayles will also consider how purchasing or selling a bond would impact the overall portfolio's risk profile (for example, its sensitivity to currency risk, interest rate risk and sector-specific risk) and potential return (income and capital gains).

Three themes typically drive the Fund's investment approach. First, Loomis Sayles generally seeks fixed-income securities of issuers whose credit profiles it believes are improving. Loomis Sayles' credit research team provides deep fundamental and quantitative analysis as well as ratings on over 1,000 issuers worldwide. The broad coverage combined with the objective of identifying attractive investment opportunities makes this an important component of the investment approach. Second, the Fund may invest significantly in securities the prices of which Loomis Sayles believes are more sensitive to events related to the underlying issuer than to changes in general interest rates or overall market default rates. These securities may not have a direct correlation with changes in interest rates, thus helping to manage interest rate risk and to offer diversified sources for return. Third, Loomis Sayles analyzes different sectors of the economy and differences in the yields ("spreads") of various fixed-income securities (U.S. governments, investment-grade corporates, securitized assets, high-yield corporates, emerging markets, non-U.S. sovereigns and credits, convertibles, bank loans and municipals) in an effort to find securities that it believes may produce attractive returns for the Fund in comparison to their risk.

In deciding which equity securities to buy and sell, Loomis Sayles intends to emphasize dividend-paying stocks issued by companies with strong fundamentals and relatively limited anticipated volatility to supplement its fixed-income holdings. These securities will be selected with the same bottom-up investment process that is the foundation of the Fund's overall strategy.

The Fund may invest any portion of its assets in securities of Canadian issuers and up to 20% of its assets in other foreign securities, including emerging market securities. The Fund may invest without limit in obligations of supranational entities (e.g., the World Bank).

The fixed-income securities in which the Fund may invest include, among other things, corporate bonds and other debt securities (including junior and senior bonds), U.S. government securities, commercial paper, zero-coupon securities, mortgage-backed securities, stripped mortgage-backed securities, collateralized mortgage obligations and other asset-backed securities, including mortgage dollar rolls, when-issued securities, real estate investment trusts ("REITs"), securities issued pursuant to Rule 144A under the Securities Act of 1933 ("Rule 144A securities"), repurchase agreements and convertible securities. The Fund may also engage in options and futures transactions, foreign currency transactions and swap transactions (including credit default swaps, in which one party agrees to make periodic payments to a counterparty in exchange for the right to receive a payment in the event of a default of the underlying reference security).

Principal Risks

The principal risks of investing in the Fund are summarized below. The Fund does not represent a complete investment program. You may lose money by investing in the Fund.

Below Investment-Grade Fixed-Income Securities Risk is the risk that the Fund's investments in below investment-grade fixed-income securities may be subject to greater risks than other fixed-income securities, including being subject to greater levels of interest rate risk, credit risk (including a greater risk of default) and liquidity risk. The ability of the issuer to make principal and interest payments is predominantly speculative for below investment-grade fixed-income securities.

Credit Risk is the risk that the issuer or guarantor of a fixed-income security in which the Fund invests, or the counterparty to a derivatives or other transaction will fail financially or otherwise be unwilling or unable to meet their obligations to the Fund.

Currency Risk is the risk that the value of the Fund's investments will fall as a result of changes in exchange rates. Loomis Sayles may elect not to hedge currency risk or may hedge imperfectly, which may cause the Fund to incur losses that would not have been incurred had the risk been hedged.

Derivatives Risk is the risk that the value of the Fund's derivative investments such as forward currency contracts, options and futures transactions and swap transactions will fall, for example, because of changes in the value of the underlying reference instruments, pricing difficulties or lack of correlation with the underlying investments. The use of derivatives for other than hedging purposes may be considered a speculative activity, and involves greater risks than are involved in hedging. There is also the risk that the Fund may be unable to terminate or sell a derivatives position at an advantageous time or price.  The Fund's derivative counterparties may experience financial difficulties or otherwise be unwilling or unable to honor their obligations, possibly resulting in losses to the Fund.  This risk is greater for forward currency contracts, swaps and other over-the-counter traded derivatives. Investing in derivatives gives rise to other risks, such as leverage risk, liquidity risk, credit risk, counterparty risk, interest rate risk and market risk. The use of derivatives may cause the Fund to incur losses greater than those which would have occurred had derivatives not been used.

Emerging Markets Risk is the risk that the Fund's investments may face greater foreign securities risk. Emerging markets investments are subject to greater risks arising from political or economic instability, nationalization or confiscatory taxation, currency exchange restrictions and an issuer's unwillingness or inability to make principal or interest payments on its obligations. Emerging markets companies may be smaller and have shorter operating histories than companies in developed markets.

Extension Risk is the risk that an unexpected rise in interest rates will extend the life of a mortgage- or asset-backed security beyond the expected prepayment time, typically reducing the security's value.

Foreign Securities Risk is the risk that the value of the Fund's foreign investments will fall as a result of foreign political, social, economic, environmental, credit, informational or currency changes or other issues relating to foreign investing generally. Foreign securities may be subject to higher volatility than U.S. securities, varying degrees of regulation and limited liquidity. The Fund's investments in foreign securities may be subject to foreign withholding taxes, which would decrease the yield on those securities.

Inflation/Deflation Risk is the risk that the value of assets or income from investments will be worth less in the future as inflation decreases the present value of future payments. Deflation risk is the risk that prices throughout the economy decline over time - the opposite of inflation. Deflation may have an adverse effect on the creditworthiness of issuers and may make issuer default more likely, which may result in a decline in the value of the Fund's portfolio.

Interest Rate Risk is the risk that the value of the Fund's investments will fall if interest rates rise. Generally, the value of fixed-income securities rises when prevailing interest rates fall and falls when interest rates rise.  Interest rate risk generally is greater for funds that invest in fixed-income securities with relatively longer durations than for funds that invest in fixed-income securities with shorter durations. The value of zero-coupon securities and securities with longer maturities are generally more sensitive to fluctuations in interest rates than other fixed-income securities. In addition, an economic downturn or period of rising interest rates could adversely affect the market of these securities and reduce the Fund's ability to sell them. A period of rising interest rates could negatively impact the performance of the Fund.

Issuer Risk is the risk that the value of securities may decline due to a number of reasons relating to the issuer, such as management performance, financial leverage and reduced demand for the issuer's goods and services.

Leverage Risk is the risk associated with securities or practices (e.g., borrowing and the use of certain derivatives) and investment in certain types of derivatives that multiply small index, market or asset price movements into larger changes in value. Use of derivative instruments may involve leverage. When a derivative is used as a hedge against an offsetting position that the Fund also holds, any loss generated by the derivative should be substantially offset by gains on the hedged instrument, and vice versa. To the extent that the Fund uses a derivative for purposes other than as a hedge, or if the Fund hedges imperfectly, the Fund is directly exposed to the risks of that derivative and any loss generated by the derivative will not be offset by a gain. Futures and forward currency contracts are derivatives and may be subject to this type of risk.

Liquidity Risk is the risk that the Fund may be unable to find a buyer for its investments when it seeks to sell them or to receive the price it expects. Securities acquired in a private placement, such as Rule 144A securities, generally are subject to strict restrictions on resale and there may be no liquid secondary market or ready purchaser for such securities. Therefore, the Fund may be unable to dispose of such securities when it desires to do so, or at the most advantageous time or price. Liquidity issues may also make it difficult to value the Fund's investments.

Management Risk is the risk that Loomis Sayles' investment techniques will be unsuccessful and cause the Fund to incur losses.

Market Risk is the risk that the market value of a security will move up and down, sometimes rapidly and unpredictably, based upon a change in an issuer's financial condition, as well as overall market and economic conditions.

Mortgage-Related and Asset-Backed Securities Risk is the risk that the securities may be prepaid and result in the reinvestment of the prepaid amounts in securities with lower yields than the prepaid obligations. Conversely, there is a risk that an unexpected rise in interest rates will extend the life of a mortgage-related or asset-backed security beyond the expected prepayment time, typically reducing the security's value. The Fund may also incur a loss when there is a prepayment of securities that were purchased at a premium. It also includes risks associated with investing in the mortgages underlying the mortgage-backed securities. The market for mortgage-backed securities (and other asset-backed securities) has experienced high volatility and a lack of liquidity. As a result, the value of many of these securities has significantly declined. The Fund's investments in other asset-backed securities are subject to risks similar to those associated with mortgage-related securities, as well as additional risks associated with the nature of the assets and the servicing of those assets.

REITs Risk is the risk that the value of the Fund's investments in REITs will fall as a result of changes in underlying real estate values, rising interest rates, limited diversification of holdings, higher costs and prepayment risk associated with related mortgages, as well as other risks particular to investments in real estate. Many REITs are highly leveraged, increasing their risk. The Fund will indirectly bear its proportionate share of expenses, including management fees, paid by each REIT in which it invests in addition to the expenses of the Fund.

Risk/Return Bar Chart and Table

The following bar chart and table give an indication of the risks of investing in the Fund by showing changes in the Fund's performance from year to year and by showing how the Fund's average annual returns for the one-year, five-year and ten-year periods compare to those of a broad measure of market performance. The Fund's past performance (before and after taxes) does not necessarily indicate how the Fund will perform in the future. Updated performance information is available online at www.loomissayles.com and/or by calling the Fund toll-free at 800-633-3330.

Total Returns for Institutional Class Shares

Highest Quarterly Return: Second Quarter 2009, 15.08% Lowest Quarterly Return: Third Quarter 2008, -10.46%

Average Annual Total Returns
(for the periods ended December 31, 2013)	Past 1 Year	Past 5 Years	Past 10 Years
Institutional Class - Return Before Taxes	6.88%	14.52%	8.62%
Return After Taxes on Distributions	4.26%	12.16%	5.98%
Return After Taxes on Distributions and Sale of Fund Shares	4.19%	10.70%	5.73%
Barclays U.S. Government/Credit Bond Index	-2.35%	4.40%	4.52%

After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on an investor's tax situation and may differ from those shown. After-tax returns shown are not relevant to investors who hold their shares through tax-deferred arrangements, such as 401(k) plans, qualified plans, education savings accounts, such as 529 plans, or individual retirement accounts.  Index performance reflects no deduction for fees, expenses or taxes.

MANAGEMENT

Investment Adviser

Loomis, Sayles & Company, L.P.

Portfolio Managers

Matthew J. Eagan, CFA, Vice President of Loomis Sayles, has served as a portfolio manager of the Fund since 2012 and was an associate portfolio manager of the Fund from 2007 to 2012.

Daniel J. Fuss, CFA, CIC, Vice Chairman, Director and Managing Partner of Loomis Sayles, has served as a portfolio manager of the Fund since 1995.

Elaine M. Stokes, Vice President of Loomis Sayles, has served as a portfolio manager of the Fund since 2012 and was an associate portfolio manager of the Fund from 2007 to 2012.

PURCHASE AND SALE OF FUND SHARES

The following chart shows the investment minimum for the Fund:

	Minimum Initial Investment	Minimum Subsequent Investment
Institutional Class	$3,000,000	$50,000

The Fund's shares are available for purchase (and are redeemable on any business day) directly from the Fund by writing to the Fund at Loomis Sayles Funds, P.O. Box 219594, Kansas City, MO 64121-9594, by exchange, by wire, by internet at www.loomissayles.com, by telephone at 800-633-3330, through the Automated Clearing House system, or, in the case of redemptions, by the Systematic Withdrawal Plan.

TAX INFORMATION

Fund distributions are generally taxable to you as ordinary income or capital gain, except for distributions to retirement plans and other investors that qualify for tax-exempt treatment under U.S. federal income tax law generally. Investments in such tax-advantaged plans will generally be taxed only upon withdrawal of monies from the tax-exempt arrangement.

PAYMENTS TO BROKER-DEALERS AND OTHER FINANCIAL INTERMEDIARIES

If you purchase the Fund through a broker-dealer or other financial intermediary (such as a bank), the Fund and its related companies may pay the intermediary for the sale of the Fund shares and related services. These payments may create a conflict of interest by influencing the broker-dealer or other intermediary and your salesperson to recommend the Fund over another investment. Ask your salesperson or visit your financial intermediary's website for more information.

fund summary

Loomis Sayles Institutional High Income Fund

INVESTMENT OBJECTIVE

The Fund's investment objective is high total investment return through a combination of current income and capitalappreciation.

FUND FEES & EXPENSES

The following table describes the fees and expenses that you may pay if you buy and hold shares of the Fund.

The Fund does not impose a sales charge, a redemption fee or an exchange fee.

Annual Fund Operating Expenses

(expenses that you pay each year as a percentage of the value of your investment)	Institutional Class
Management fees	0.60%
Distribution and/or service (12b-1) fees	0.00%
Other expenses	0.08%
Total annual fund operating expenses	0.68%
Fee waiver and/or expense reimbursement[1]	0.00%
Total annual fund operating expenses after fee waiver and/or expense reimbursement	0.68%
[1]

Loomis, Sayles & Company, L.P. ("Loomis Sayles" or the "Adviser") has given a binding contractual undertaking to the Fund to limit the amount of the Fund's total annual fund operating expenses to 0.75% of the Fund's average daily net assets, exclusive of brokerage expenses, interest expense, taxes, acquired fund fees and expenses, organizational and extraordinary expenses, such as litigation and indemnification expenses. This undertaking is in effect through January 31, 2015 and may be terminated before then only with the consent of the Fund's Board of Trustees. The Adviser will be permitted to recover, on a class-by-class basis, management fees waived and/or expenses reimbursed to the extent that expenses in later periods fall below 0.75% of the Fund's average daily net assets. The Fund will not be obligated to repay any such waived/reimbursed fees and expenses more than one year after the end of the fiscal year in which the fees or expenses were waived/reimbursed.

Example

The example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. The example assumes that you invest $10,000 in the Fund for the time periods indicated and then redeem all of your shares at the end of those periods. The example also assumes that your investment has a 5% return each year and the Fund's operating expenses remain the same.  Although your actual costs may be higher or lower, based on these assumptions your costs would be:

	1 year	3 years	5 years	10 years
Institutional Class	$69	$218	$379	$847

Portfolio Turnover

The Fund pays transaction costs, such as commissions, when it buys and sells securities (or "turns over" its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes for you if your Fund shares are held in a taxable account. These costs, which are not reflected in annual fund operating expenses or in the example, affect the Fund's performance. During its most recently ended fiscal year, the Fund's portfolio turnover rate was 28% of the average value of its portfolio.

INVESTMENTS, RISKS AND PERFORMANCE

Principal Investment Strategies

The Fund will invest primarily in below investment-grade fixed-income securities (commonly known as "junk bonds") and other securities that are expected to produce a relatively high level of income (including income-producing preferred stocks and common stocks). Below investment-grade fixed-income securities are rated below investment-grade quality (i.e., none of the three major ratings agencies (Moody's Investors Service, Inc., Fitch Investor Services, Inc. or Standard & Poor's Ratings Group) have rated the securities in one of their respective top four ratings categories). The Fund's fixed-income securities investments may include unrated securities (securities that are not rated by a rating agency) if Loomis Sayles determines that the securities are of comparable quality to rated securities that the Fund may purchase. The Fund may invest in fixed-income securities of any maturity.

In deciding which securities to buy and sell, Loomis Sayles may consider a number of factors related to the bond issue and the current bond market, for example, the stability and volatility of a country's bond markets, the financial strength of the issuer, current interest rates, current valuations, Loomis Sayles' expectations regarding general trends in interest rates, currency considerations. Loomis Sayles will also consider how purchasing or selling a bond would impact the overall portfolio's risk profile (for example, its sensitivity to currency risk, interest rate risk and sector-specific risk) and potential return (income and capital gains).

Three themes typically drive the Fund's investment approach. First, Loomis Sayles generally seeks fixed-income securities of issuers whose credit profiles it believes are improving. Loomis Sayles' credit research team provides deep fundamental and quantitative analysis as well as ratings on over 1,000 issuers worldwide. The broad coverage combined with the objective of identifying attractive investment opportunities makes this an important component of the investment approach. Second, the Fund may invest significantly in securities the prices of which Loomis Sayles believes are more sensitive to events related to the underlying issuer than to changes in general interest rates or overall market default rates. These securities may not have a direct correlation with changes in interest rates, thus helping to manage interest rate risk and to offer diversified sources for return. Third, Loomis Sayles analyzes different sectors of the economy and differences in the yields ("spreads") of various fixed-income securities (U.S. governments, investment-grade corporates, securitized assets, high-yield corporates, emerging markets, non-U.S. sovereigns and credits, convertibles, bank loans and municipals) in an effort to find securities that it believes may produce attractive returns for the Fund in comparison to their risk.

The Fund may invest any portion of its assets in Canadian securities and up to 50% of its assets in other foreign securities, including emerging market securities. The Fund may invest without limit in obligations of supranational entities (e.g., the World Bank).

The fixed-income securities in which the Fund may invest include, among other things, corporate bonds and other debt securities (including junior and senior loans), U.S. government securities, commercial paper, zero-coupon securities, mortgage-backed securities, including mortgage dollar rolls, stripped mortgage-backed securities, collateralized mortgage obligations, asset-backed securities, when-issued securities, real estate investment trusts ("REITs"), securities issued pursuant to Rule 144A under the Securities Act of 1933 ("Rule 144A securities"), repurchase agreements and convertible securities. The Fund may also engage in options and futures transactions, foreign currency transactions and swap transactions (including credit default swaps, in which one party agrees to make periodic payments to a counterparty in exchange for the right to receive a payment in the event of a default of the underlying reference security).

Principal Risks

The principal risks of investing in the Fund are summarized below. The Fund does not represent a complete investment program. You may lose money by investing in the Fund.

Below Investment-Grade Fixed-Income Securities Risk is the risk that the Fund's investments in below investment-grade fixed-income securities may be subject to greater risks than other fixed-income securities, including being subject to greater levels of interest rate risk, credit risk (including a greater risk of default) and liquidity risk. The ability of the issuer to make principal and interest payments is predominantly speculative for below investment-grade fixed-income securities.

Credit Risk is the risk that the issuer or guarantor of a fixed-income security in which the Fund invests, or the counterparty to a derivatives or other transaction will fail financially or otherwise be unwilling or unable to meet their obligations to the Fund.

Currency Risk is the risk that the value of the Fund's investments will fall as a result of changes in exchange rates. Loomis Sayles may elect not to hedge currency risk or may hedge imperfectly, which may cause the Fund to incur losses that would not have been incurred had the risk been hedged.

Derivatives Risk is the risk that the value of the Fund's derivative investments such as forward currency contracts, options and futures transactions and swap transactions will fall, for example, because of changes in the value of the underlying reference instruments, pricing difficulties or lack of correlation with the underlying investments. The use of derivatives for other than hedging purposes may be considered a speculative activity, and involves greater risks than are involved in hedging. There is also the risk that the Fund may be unable to terminate or sell a derivatives position at an advantageous time or price.  The Fund's derivative counterparties may experience financial difficulties or otherwise be unwilling or unable to honor their obligations, possibly resulting in losses to the Fund.  This risk is greater for forward currency contracts, swaps and other over-the-counter traded derivatives. Investing in derivatives gives rise to other risks, such as leverage risk, liquidity risk, credit risk, counterparty risk, interest rate risk and market risk. The use of derivatives may cause the Fund to incur losses greater than those which would have occurred had derivatives not been used.

Emerging Markets Risk is the risk that the Fund's investments may face greater foreign securities risk. Emerging markets investments are subject to greater risks arising from political or economic instability, nationalization or confiscatory taxation, currency exchange restrictions and an issuer's unwillingness or inability to make principal or interest payments on its obligations. Emerging markets companies may be smaller and have shorter operating histories than companies in developed markets.

Extension Risk is the risk that an unexpected rise in interest rates will extend the life of a mortgage- or asset-backed security beyond the expected prepayment time, typically reducing the security's value.

Foreign Securities Risk is the risk that the value of the Fund's foreign investments will fall as a result of foreign political, social, economic, environmental, credit, informational or currency changes or other issues relating to foreign investing generally. Foreign securities may be subject to higher volatility than U.S. securities, varying degrees of regulation and limited liquidity. The Fund's investments in foreign securities may be subject to foreign withholding taxes, which would decrease the yield on those securities.

Interest Rate Risk is the risk that the value of the Fund's investments will fall if interest rates rise. Generally, the value of fixed-income securities rises when prevailing interest rates fall and falls when interest rates rise.  Interest rate risk generally is greater for funds that invest in fixed-income securities with relatively longer durations than for funds that invest in fixed-income securities with shorter durations. The value of zero-coupon securities and securities with longer maturities are generally more sensitive to fluctuations in interest rates than other fixed-income securities. In addition, an economic downturn or period of rising interest rates could adversely affect the market of these securities and reduce the Fund's ability to sell them. A period of rising interest rates could negatively impact the performance of the Fund.

Issuer Risk is the risk that the value of securities may decline due to a number of reasons relating to the issuer, such as management performance, financial leverage and reduced demand for the issuer's goods and services.

Leverage Risk is the risk associated with securities or practices (e.g., borrowing and the use of certain derivatives) and investment in certain types of derivatives that multiply small index, market or asset price movements into larger changes in value. Use of derivative instruments may involve leverage. When a derivative is used as a hedge against an offsetting position that the Fund also holds, any loss generated by the derivative should be substantially offset by gains on the hedged instrument, and vice versa. To the extent that the Fund uses a derivative for purposes other than as a hedge, or if the Fund hedges imperfectly, the Fund is directly exposed to the risks of that derivative and any loss generated by the derivative will not be offset by a gain. Futures and forward currency contracts are derivatives and may be subject to this type of risk.

Liquidity Risk is the risk that the Fund may be unable to find a buyer for its investments when it seeks to sell them or to receive the price it expects. Securities acquired in a private placement, such as Rule 144A securities, generally are subject to strict restrictions on resale and there may be no liquid secondary market or ready purchaser for such securities. Therefore, the Fund may be unable to dispose of such securities when it desires to do so, or at the most advantageous time or price. Liquidity issues may also make it difficult to value the Fund's investments.

Management Risk is the risk that Loomis Sayles' investment techniques will be unsuccessful and cause the Fund to incur losses.

Market Risk is the risk that the market value of a security will move up and down, sometimes rapidly and unpredictably, based upon a change in an issuer's financial condition, as well as overall market and economic conditions.

Mortgage-Related and Asset-Backed Securities Risk is the risk that the securities may be prepaid and result in the reinvestment of the prepaid amounts in securities with lower yields than the prepaid obligations. Conversely, there is a risk that an unexpected rise in interest rates will extend the life of a mortgage-related or asset-backed security beyond the expected prepayment time, typically reducing the security's value. The Fund may also incur a loss when there is a prepayment of securities that were purchased at a premium. It also includes risks associated with investing in the mortgages underlying the mortgage-backed securities. The market for mortgage-backed securities (and other asset-backed securities) has experienced high volatility and a lack of liquidity. As a result, the value of many of these securities has significantly declined. The Fund's investments in other asset-backed securities are subject to risks similar to those associated with mortgage-related securities, as well as additional risks associated with the nature of the assets and the servicing of those assets.

REITs Risk is the risk that the value of the Fund's investments in REITs will fall as a result of changes in underlying real estate values, rising interest rates, limited diversification of holdings, higher costs and prepayment risk associated with related mortgages, as well as other risks particular to investments in real estate. Many REITs are highly leveraged, increasing their risk. The Fund will indirectly bear its proportionate share of expenses, including management fees, paid by each REIT in which it invests in addition to the expenses of the Fund.

Risk/Return Bar Chart and Table

The following bar chart and table give an indication of the risks of investing in the Fund by showing changes in the Fund's performance from year to year and by showing how the Fund's average annual returns for the one-year, five-year and ten-year periods compare to those of a broad measure of market performance. The Fund's past performance (before and after taxes) does not necessarily indicate how the Fund will perform in the future. Updated performance information is available online at www.loomissayles.com and/or by calling the Fund toll-free at 800-633-3330.

Total Returns for Institutional Class Shares

Highest Quarterly Return: Second Quarter 2009, 20.00% Lowest Quarterly Return: Fourth Quarter 2008, -16.57%

Average Annual Total Returns
(for the periods ended December 31, 2013)	Past 1 Year	Past 5 Years	Past 10 Years
Institutional Class - Return Before Taxes	15.07%	18.93%	10.03%
Return After Taxes on Distributions	10.75%	15.44%	6.97%
Return After Taxes on Distributions and Sale of Fund Shares	9.67%	14.00%	6.77%
Barclays U.S. Corporate High-Yield Bond Index	7.44%	18.93%	8.62%

After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on an investor's tax situation and may differ from those shown. After-tax returns shown are not relevant to investors who hold their shares through tax-deferred arrangements, such as 401(k) plans, qualified plans, education savings accounts, such as 529 plans, or individual retirement accounts.  Index performance reflects no deduction for fees, expenses or taxes.

MANAGEMENT

Investment Adviser

Loomis, Sayles & Company, L.P.

Portfolio Managers

Matthew J. Eagan, CFA, Vice President of Loomis Sayles, has served as a portfolio manager of the Fund since 2012 and was an associate portfolio manager of the Fund from 2007 to 2012.

Daniel J. Fuss, CFA, CIC, Vice Chairman, Director and Managing Partner of Loomis Sayles, has served as a portfolio manager of the Fund since 1996.

Elaine M. Stokes, Vice President of Loomis Sayles, has served as a portfolio manager of the Fund since 2012 and was an associate portfolio manager of the Fund from 2007 to 2012.

PURCHASE AND SALE OF FUND SHARES

The following chart shows the investment minimum for the Fund:

	Minimum Initial Investment	Minimum Subsequent Investment
Institutional Class	$3,000,000	$50,000

The Fund's shares are available for purchase (and are redeemable on any business day) directly from the Fund by writing to the Fund at Loomis Sayles Funds, P.O. Box 219594, Kansas City, MO 64121-9594, by exchange, by wire, by internet at www.loomissayles.com, by telephone at 800-633-3330, through the Automated Clearing House system, or, in the case of redemptions, by the Systematic Withdrawal Plan.

TAX INFORMATION

Fund distributions are generally taxable to you as ordinary income or capital gain, except for distributions to retirement plans and other investors that qualify for tax-exempt treatment under U.S. federal income tax law generally. Investments in such tax-advantaged plans will generally be taxed only upon withdrawal of monies from the tax-exempt arrangement.

PAYMENTS TO BROKER-DEALERS AND OTHER FINANCIAL INTERMEDIARIES

If you purchase the Fund through a broker-dealer or other financial intermediary (such as a bank), the Fund and its related companies may pay the intermediary for the sale of the Fund shares and related services. These payments may create a conflict of interest by influencing the broker-dealer or other intermediary and your salesperson to recommend the Fund over another investment. Ask your salesperson or visit your financial intermediary's website for more information.

fund summary

Loomis Sayles Investment Grade Fixed Income Fund

INVESTMENT OBJECTIVE

The Fund's investment objective is above-average total investment return through a combination of current income and capital appreciation.

FUND FEES & EXPENSES

The following table describes the fees and expenses that you may pay if you buy and hold shares of the Fund.

The Fund does not impose a sales charge, a redemption fee or an exchange fee.

Annual Fund Operating Expenses

(expenses that you pay each year as a percentage of the value of your investment)	Institutional Class
Management fees	0.40%
Distribution and/or service (12b-1) fees	0.00%
Other expenses	0.07%
Total annual fund operating expenses	0.47%
Fee waiver and/or expense reimbursement[1]	0.00%
Total annual fund operating expenses after fee waiver and/or expense reimbursement	0.47%
[1]

Loomis, Sayles & Company, L.P. ("Loomis Sayles" or the "Adviser") has given a binding contractual undertaking to the Fund to limit the amount of the Fund's total annual fund operating expenses to 0.55% of the Fund's average daily net assets, exclusive of brokerage expenses, interest expense, taxes, acquired fund fees and expenses, organizational and extraordinary expenses, such as litigation and indemnification expenses. This undertaking is in effect through January 31, 2015 and may be terminated before then only with the consent of the Fund's Board of Trustees. The Adviser will be permitted to recover, on a class-by-class basis, management fees waived and/or expenses reimbursed to the extent that expenses in later periods fall below 0.55% of the Fund's average daily net assets. The Fund will not be obligated to repay any such waived/reimbursed fees and expenses more than one year after the end of the fiscal year in which the fees or expenses were waived/reimbursed.

Example

The example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. The example assumes that you invest $10,000 in the Fund for the time periods indicated and then redeem all of your shares at the end of those periods. The example also assumes that your investment has a 5% return each year and the Fund's operating expenses remain the same.  Although your actual costs may be higher or lower, based on these assumptions your costs would be:

	1 year	3 years	5 years	10 years
Institutional Class	$48	$151	$263	$591

Portfolio Turnover

The Fund pays transaction costs, such as commissions, when it buys and sells securities (or "turns over" its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes for you if your Fund shares are held in a taxable account. These costs, which are not reflected in annual fund operating expenses or in the example, affect the Fund's performance. During its most recently ended fiscal year, the Fund's portfolio turnover rate was 25% of the average value of its portfolio.

INVESTMENTS, RISKS AND PERFORMANCE

Principal Investment Strategies

Under normal circumstances, the Fund will invest at least 80% of its net assets (plus any borrowings made for investment purposes) in investment-grade fixed-income securities. The Fund may invest up to 10% of its assets in below investment-grade fixed-income securities ("junk bonds") and up to 10% of its assets in equity securities (including preferred stocks and common stocks). Below investment-grade fixed-income securities are rated below investment-grade quality (i.e., none of the three major ratings agencies (Moody's Investors Service, Inc., Fitch Investor Services, Inc. or Standard & Poor's Ratings Group) have rated the securities in one of their respective top four ratings categories). The Fund's fixed-income securities investments may include unrated securities (securities that are not rated by a rating agency) if Loomis Sayles determines that the securities are of comparable quality to rated securities that the Fund may purchase. The Fund may invest in fixed-income securities of any maturity.

In deciding which securities to buy and sell, Loomis Sayles may consider a number of factors related to the bond issue and the current bond market, including, for example, the stability and volatility of a country's bond markets, the financial strength of the issuer, current interest rates, current valuations, Loomis Sayles' expectations regarding general trends in interest rates and currency considerations. Loomis Sayles will also consider how purchasing or selling a bond would impact the overall portfolio's risk profile (for example, its sensitivity to currency risk, interest rate risk and sector-specific risk) and potential return (income and capital gains).

Three themes typically drive the Fund's investment approach. First, Loomis Sayles generally seeks fixed-income securities of issuers whose credit profiles it believes are improving. Loomis Sayles' credit research team provides deep fundamental and quantitative analysis as well as ratings on over 1,000 issuers worldwide. The broad coverage combined with the objective of identifying attractive investment opportunities makes this an important component of the investment approach. Second, the Fund may invest significantly in securities the prices of which Loomis Sayles believes are more sensitive to events related to the underlying issuer than to changes in general interest rates or overall market default rates. These securities may not have a direct correlation with changes in interest rates, thus helping to manage interest rate risk and to offer diversified sources for return. Third, Loomis Sayles analyzes different sectors of the economy and differences in the yields ("spreads") of various fixed-income securities (U.S. governments, investment-grade corporates, securitized assets, high-yield corporates, emerging markets, non-U.S. sovereigns and credits, convertibles, bank loans and municipals) in an effort to find securities that it believes may produce attractive returns for the Fund in comparison to their risk.

In deciding which equity securities to buy and sell, Loomis Sayles intends to emphasize dividend-paying stocks issued by companies with strong fundamentals and relatively limited anticipated volatility to supplement its fixed-income holdings. These securities will be selected with the same bottom-up investment process that is the foundation of the Fund's overall strategy.

The Fund may invest any portion of its assets in securities of Canadian issuers and up to 20% of its assets in securities of other foreign issuers, including emerging market securities and may invest, without limit, in obligations of supranational entities (e.g., the World Bank). The Fund may also invest in mortgage-related securities, including mortgage dollar rolls. The Fund may engage in futures transactions and swaps (including credit default swaps, in which one party agrees to make periodic payments to a counterparty in exchange for the right to receive a payment in the event of a default of the underlying reference security).

The fixed-income securities in which the Fund may invest include corporate securities, U.S. government securities, zero-coupon securities, mortgage-backed securities, collateralized mortgage obligations, when-issued securities, REITs, securities issued pursuant to Rule 144A under the Securities Act of 1933 ("Rule 144A securities") and structured notes, among others.

Principal Risks

The principal risks of investing in the Fund are summarized below. The Fund does not represent a complete investment program. You may lose money by investing in the Fund.

Below Investment-Grade Fixed-Income Securities Risk is the risk that the Fund's investments in below investment-grade fixed-income securities may be subject to greater risks than other fixed-income securities, including being subject to greater levels of interest rate risk, credit risk (including a greater risk of default) and liquidity risk. The ability of the issuer to make principal and interest payments is predominantly speculative for below investment-grade fixed-income securities.

Credit Risk is the risk that the issuer or guarantor of a fixed-income security in which the Fund invests, or the counterparty to a derivatives or other transaction will fail financially or otherwise be unwilling or unable to meet their obligations to the Fund.

Currency Risk is the risk that the value of the Fund's investments will fall as a result of changes in exchange rates. Loomis Sayles may elect not to hedge currency risk or may hedge imperfectly, which may cause the Fund to incur losses that would not have been incurred had the risk been hedged.

Derivatives Risk is the risk that the value of the Fund's derivative investments such as structured notes, futures transactions and swap transactions will fall, for example, because of changes in the value of the underlying reference instruments, pricing difficulties or lack of correlation with the underlying investments. The use of derivatives for other than hedging purposes may be considered a speculative activity, and involves greater risks than are involved in hedging. There is also the risk that the Fund may be unable to terminate or sell a derivatives position at an advantageous time or price.  The Fund's derivative counterparties may experience financial difficulties or otherwise be unwilling or unable to honor their obligations, possibly resulting in losses to the Fund.  This risk is greater for swaps and other over-the-counter traded derivatives. Investing in derivatives gives rise to other risks, such as leverage risk, liquidity risk, credit risk, counterparty risk, interest rate risk and market risk. The use of derivatives may cause the Fund to incur losses greater than those which would have occurred had derivatives not been used.

Emerging Markets Risk is the risk that the Fund's investments may face greater foreign securities risk. Emerging markets investments are subject to greater risks arising from political or economic instability, nationalization or confiscatory taxation, currency exchange restrictions and an issuer's unwillingness or inability to make principal or interest payments on its obligations. Emerging markets companies may be smaller and have shorter operating histories than companies in developed markets.

Extension Risk is the risk that an unexpected rise in interest rates will extend the life of a mortgage- or asset-backed security beyond the expected prepayment time, typically reducing the security's value.

Foreign Securities Risk is the risk that the value of the Fund's foreign investments will fall as a result of foreign political, social, economic, environmental, credit, informational or currency changes or other issues relating to foreign investing generally. Foreign securities may be subject to higher volatility than U.S. securities, varying degrees of regulation and limited liquidity. The Fund's investments in foreign securities may be subject to foreign withholding taxes, which would decrease the yield on those securities.

Inflation/Deflation Risk is the risk that the value of assets or income from investments will be worth less in the future as inflation decreases the present value of future payments. Deflation risk is the risk that prices throughout the economy decline over time - the opposite of inflation. Deflation may have an adverse effect on the creditworthiness of issuers and may make issuer default more likely, which may result in a decline in the value of the Fund's portfolio.

Interest Rate Risk is the risk that the value of the Fund's investments will fall if interest rates rise. Generally, the value of fixed-income securities rises when prevailing interest rates fall and falls when interest rates rise.  Interest rate risk generally is greater for funds that invest in fixed-income securities with relatively longer durations than for funds that invest in fixed-income securities with shorter durations. The value of zero-coupon securities and securities with longer maturities are generally more sensitive to fluctuations in interest rates than other fixed-income securities. In addition, an economic downturn or period of rising interest rates could adversely affect the market of these securities and reduce the Fund's ability to sell them. A period of rising interest rates could negatively impact the performance of the Fund.

Issuer Risk is the risk that the value of securities may decline due to a number of reasons relating to the issuer, such as management performance, financial leverage and reduced demand for the issuer's goods and services.

Leverage Risk is the risk associated with securities or practices (e.g., borrowing and the use of certain derivatives) and investment in certain types of derivatives that multiply small index, market or asset price movements into larger changes in value. Use of derivative instruments may involve leverage. When a derivative is used as a hedge against an offsetting position that the Fund also holds, any loss generated by the derivative should be substantially offset by gains on the hedged instrument, and vice versa. To the extent that the Fund uses a derivative for purposes other than as a hedge, or if the Fund hedges imperfectly, the Fund is directly exposed to the risks of that derivative and any loss generated by the derivative will not be offset by a gain. Futures are derivatives and may be subject to this type of risk.

Liquidity Risk is the risk that the Fund may be unable to find a buyer for its investments when it seeks to sell them or to receive the price it expects. Securities acquired in a private placement, such as Rule 144A securities, generally are subject to strict restrictions on resale and there may be no liquid secondary market or ready purchaser for such securities. Therefore, the Fund may be unable to dispose of such securities when it desires to do so, or at the most advantageous time or price. Liquidity issues may also make it difficult to value the Fund's investments.

Management Risk is the risk that Loomis Sayles' investment techniques will be unsuccessful and cause the Fund to incur losses.

Market Risk is the risk that the market value of a security will move up and down, sometimes rapidly and unpredictably, based upon a change in an issuer's financial condition, as well as overall market and economic conditions.

Mortgage-Related and Asset-Backed Securities Risk is the risk that the securities may be prepaid and result in the reinvestment of the prepaid amounts in securities with lower yields than the prepaid obligations. Conversely, there is a risk that an unexpected rise in interest rates will extend the life of a mortgage-related or asset-backed security beyond the expected prepayment time, typically reducing the security's value. The Fund may also incur a loss when there is a prepayment of securities that were purchased at a premium. It also includes risks associated with investing in the mortgages underlying the mortgage-backed securities. The market for mortgage-backed securities (and other asset-backed securities) has experienced high volatility and a lack of liquidity. As a result, the value of many of these securities has significantly declined. The Fund's investments in other asset-backed securities are subject to risks similar to those associated with mortgage-related securities, as well as additional risks associated with the nature of the assets and the servicing of those assets.

REITs Risk is the risk that the value of the Fund's investments in REITs will fall as a result of changes in underlying real estate values, rising interest rates, limited diversification of holdings, higher costs and prepayment risk associated with related mortgages, as well as other risks particular to investments in real estate. Many REITs are highly leveraged, increasing their risk. The Fund will indirectly bear its proportionate share of expenses, including management fees, paid by each REIT in which it invests in addition to the expenses of the Fund.

Risk/Return Bar Chart and Table

The following bar chart and table give an indication of the risks of investing in the Fund by showing changes in the Fund's performance from year to year and by showing how the Fund's average annual returns for the one-year, five-year and ten-year periods compare to those of a broad measure of market performance. The Fund's past performance (before and after taxes) does not necessarily indicate how the Fund will perform in the future. Updated performance information is available online at www.loomissayles.com and/or by calling the Fund toll-free at 800-633-3330.

Total Returns for Institutional Class Shares

Highest Quarterly Return: Second Quarter 2009, 11.36% Lowest Quarterly Return: Third Quarter 2008, -7.61%

Average Annual Total Returns
(for the periods ended December 31, 2013)	Past 1 Year	Past 5 Years	Past 10 Years
Institutional Class - Return Before Taxes	1.46%	11.46%	7.49%
Return After Taxes on Distributions	-0.65%	9.00%	4.87%
Return After Taxes on Distributions and Sale of Fund Shares	1.08%	8.25%	4.94%
Barclays U.S. Government/Credit Bond Index	-2.35%	4.40%	4.52%

After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on an investor's tax situation and may differ from those shown. After-tax returns shown are not relevant to investors who hold their shares through tax-deferred arrangements, such as 401(k) plans, qualified plans, education savings accounts, such as 529 plans, or individual retirement accounts.  Index performance reflects no deduction for fees, expenses or taxes.

MANAGEMENT

Investment Adviser

Loomis, Sayles & Company, L.P.

Portfolio Managers

Matthew J. Eagan, CFA, Vice President of Loomis Sayles, has served as a portfolio manager of the Fund since 2012 and was an associate portfolio manager of the Fund from 2006 to 2012.

Daniel J. Fuss, CFA, CIC, Vice Chairman, Director and Managing Partner of Loomis Sayles, has served as a portfolio manager of the Fund since 1994.

Brian P. Kennedy, Vice President of Loomis Sayles, has served as a portfolio manager of the Fund since 2013.

Elaine M. Stokes, Vice President of Loomis Sayles, has served as a portfolio manager of the Fund since 2012 and was an associate portfolio manager of the Fund from 2006 to 2012.

PURCHASE AND SALE OF FUND SHARES

The following chart shows the investment minimum for the Fund:

	Minimum Initial Investment	Minimum Subsequent Investment
Institutional Class	$3,000,000	$50,000

The Fund's shares are available for purchase (and are redeemable on any business day) directly from the Fund by writing to the Fund at Loomis Sayles Funds, P.O. Box 219594, Kansas City, MO 64121-9594, by exchange, by wire, by internet at www.loomissayles.com, by telephone at 800-633-3330, through the Automated Clearing House system, or, in the case of redemptions, by the Systematic Withdrawal Plan.

TAX INFORMATION

Fund distributions are generally taxable to you as ordinary income or capital gain, except for distributions to retirement plans and other investors that qualify for tax-exempt treatment under U.S. federal income tax law generally. Investments in such tax-advantaged plans will generally be taxed only upon withdrawal of monies from the tax-exempt arrangement.

PAYMENTS TO BROKER-DEALERS AND OTHER FINANCIAL INTERMEDIARIES

If you purchase the Fund through a broker-dealer or other financial intermediary (such as a bank), the Fund and its related companies may pay the intermediary for the sale of the Fund shares and related services. These payments may create a conflict of interest by influencing the broker-dealer or other intermediary and your salesperson to recommend the Fund over another investment. Ask your salesperson or visit your financial intermediary's website for more information.

more information about investment strategies

more information about investment strategies

Loomis Sayles Fixed Income Fund

Investment Objective

The Fund's investment objective is high total investment return through a combination of current income and capital appreciation. The Fund's investment objective may be changed without shareholder approval. The Fund will provide prior written notice to shareholders before changing the investment objective.

Principal Investment Strategies

Under normal circumstances, the Fund will invest at least 80% of its net assets (plus any borrowings made for investment purposes) in fixed-income securities. The Fund may invest up to 35% of its assets in below investment-grade fixed-income securities (commonly known as "junk bonds") and up to 20% of its assets in equity securities, such as common stocks and preferred stocks (with up to 10% of its assets in common stocks). Below investment-grade fixed-income securities are rated below investment-grade quality (i.e., none of the three major ratings agencies (Moody's Investors Service, Inc., Fitch Investor Services, Inc. or Standard & Poor's Ratings Group) have rated the securities in one of their respective top four ratings categories). The Fund's fixed-income securities investments may include unrated securities (securities that are not rated by a rating agency) if Loomis Sayles determines that the securities are of comparable quality to rated securities that the Fund may purchase. The Fund may invest in fixed-income securities of any maturity.

In deciding which securities to buy and sell, Loomis Sayles may consider a number of factors related to the bond issue and the current bond market, including, for example, the stability and volatility of a country's bond markets, the financial strength of the issuer, current interest rates, current valuations, Loomis Sayles' expectations regarding general trends in interest rates and currency considerations. Loomis Sayles will also consider how purchasing or selling a bond would impact the overall portfolio's risk profile (for example, its sensitivity to currency risk, interest rate risk and sector-specific risk) and potential return (income and capital gains).

Three themes typically drive the Fund's investment approach. First, Loomis Sayles generally seeks fixed-income securities of issuers whose credit profiles it believes are improving. Loomis Sayles' credit research team provides deep fundamental and quantitative analysis as well as ratings on over 1,000 issuers worldwide. The broad coverage combined with the objective of identifying attractive investment opportunities makes this an important component of the investment approach. Second, the Fund may invest significantly in securities the prices of which Loomis Sayles believes are more sensitive to events related to the underlying issuer than to changes in general interest rates or overall market default rates. These securities may not have a direct correlation with changes in interest rates, thus helping to manage interest rate risk and to offer diversified sources for return. Third, Loomis Sayles analyzes different sectors of the economy and differences in the yields ("spreads") of various fixed-income securities (U.S. governments, investment-grade corporates, securitized assets, high-yield corporates, emerging markets, non-U.S. sovereigns and credits, convertibles, bank loans and municipals) in an effort to find securities that it believes may produce attractive returns for the Fund in comparison to their risk.

In deciding which equity securities to buy and sell, Loomis Sayles intends to emphasize dividend-paying stocks issued by companies with strong fundamentals and relatively limited anticipated volatility to supplement its fixed-income holdings. These securities will be selected with the same bottom-up investment process that is the foundation of the Fund's overall strategy.

The Fund may invest any portion of its assets in securities of Canadian issuers and up to 20% of its assets in other foreign securities, including emerging market securities. The Fund may invest without limit in obligations of supranational entities (e.g., the World Bank).

The fixed-income securities in which the Fund may invest include, among other things, corporate bonds and other debt securities (including junior and senior bonds), U.S. government securities, commercial paper, zero-coupon securities, mortgage-backed securities, stripped mortgage-backed securities, collateralized mortgage obligations and other asset-backed securities, including mortgage dollar rolls, when-issued securities, real estate investment trusts ("REITs"), securities issued pursuant to Rule 144A under the Securities Act of 1933 ("Rule 144A securities"), repurchase agreements and convertible securities. The Fund may also engage in options and futures transactions, foreign currency transactions and swap transactions (including credit default swaps, in which one party agrees to make periodic payments to a counterparty in exchange for the right to receive a payment in the event of a default of the underlying reference security).

In accordance with applicable Securities and Exchange Commission requirements, the Fund will notify shareholders prior to any change to the 80% policy discussed above taking effect.

Loomis Sayles Institutional High Income Fund

Investment Objective

The Fund's investment objective is high total investment return through a combination of current income and capital appreciation. The Fund's investment objective may be changed without shareholder approval. The Fund will provide prior written notice to shareholders before changing the investment objective.

Principal Investment Strategies

The Fund will invest primarily in below investment-grade fixed-income securities (commonly known as "junk bonds") and other securities that are expected to produce a relatively high level of income (including income-producing preferred stocks and common stocks). Below investment-grade fixed-income securities are rated below investment-grade quality (i.e., none of the three major ratings agencies (Moody's Investors Service, Inc., Fitch Investor Services, Inc. or Standard & Poor's Ratings Group) have rated the securities in one of their respective top four ratings categories). The Fund's fixed-income securities investments may include unrated securities (securities that are not rated by a rating agency) if Loomis Sayles determines that the securities are of comparable quality to rated securities that the Fund may purchase. The Fund may invest in fixed-income securities of any maturity.

In deciding which securities to buy and sell, Loomis Sayles may consider a number of factors related to the bond issue and the current bond market, for example, the stability and volatility of a country's bond markets, the financial strength of the issuer, current interest rates, current valuations, Loomis Sayles' expectations regarding general trends in interest rates, currency considerations. Loomis Sayles will also consider how purchasing or selling a bond would impact the overall portfolio's risk profile (for example, its sensitivity to currency risk, interest rate risk and sector-specific risk) and potential return (income and capital gains).

Three themes typically drive the Fund's investment approach. First, Loomis Sayles generally seeks fixed-income securities of issuers whose credit profiles it believes are improving. Loomis Sayles' credit research team provides deep fundamental and quantitative analysis as well as ratings on over 1,000 issuers worldwide. The broad coverage combined with the objective of identifying attractive investment opportunities makes this an important component of the investment approach. Second, the Fund may invest significantly in securities the prices of which Loomis Sayles believes are more sensitive to events related to the underlying issuer than to changes in general interest rates or overall market default rates. These securities may not have a direct correlation with changes in interest rates, thus helping to manage interest rate risk and to offer diversified sources for return. Third, Loomis Sayles analyzes different sectors of the economy and differences in the yields ("spreads") of various fixed-income securities (U.S. governments, investment-grade corporates, securitized assets, high-yield corporates, emerging markets, non-U.S. sovereigns and credits, convertibles, bank loans and municipals) in an effort to find securities that it believes may produce attractive returns for the Fund in comparison to their risk.

The Fund may invest any portion of its assets in Canadian securities and up to 50% of its assets in other foreign securities, including emerging market securities. The Fund may invest without limit in obligations of supranational entities (e.g., the World Bank).

The fixed-income securities in which the Fund may invest include, among other things, corporate bonds and other debt securities (including junior and senior loans), U.S. government securities, commercial paper, zero-coupon securities, mortgage-backed securities, including mortgage dollar rolls, stripped mortgage-backed securities, collateralized mortgage obligations, asset-backed securities, when-issued securities, real estate investment trusts ("REITs"), securities issued pursuant to Rule 144A under the Securities Act of 1933 ("Rule 144A securities"), repurchase agreements and convertible securities. The Fund may also engage in options and futures transactions, foreign currency transactions and swap transactions (including credit default swaps, in which one party agrees to make periodic payments to a counterparty in exchange for the right to receive a payment in the event of a default of the underlying reference security).

The Fund will notify shareholders prior to any change to its policy to invest primarily in below investment-grade fixed-income securities and other securities that are expected to produce a relatively high level of income taking effect.

Loomis Sayles Investment Grade Fixed Income Fund

Investment Objective

The Fund's investment objective is above-average total investment return through a combination of current income and capital appreciation. The Fund's investment objective may be changed without shareholder approval. The Fund will provide prior written notice to shareholders before changing the investment objective.

Principal Investment Strategies

Under normal circumstances, the Fund will invest at least 80% of its net assets (plus any borrowings made for investment purposes) in investment-grade fixed-income securities. The Fund may invest up to 10% of its assets in below investment-grade fixed-income securities ("junk bonds") and up to 10% of its assets in equity securities (including preferred stocks and common stocks). Below investment-grade fixed-income securities are rated below investment-grade quality (i.e., none of the three major ratings agencies (Moody's Investors Service, Inc., Fitch Investor Services, Inc. or Standard & Poor's Ratings Group) have rated the securities in one of their respective top four ratings categories). The Fund's fixed-income securities investments may include unrated securities (securities that are not rated by a rating agency) if Loomis Sayles determines that the securities are of comparable quality to rated securities that the Fund may purchase. The Fund may invest in fixed-income securities of any maturity.

In deciding which securities to buy and sell, Loomis Sayles may consider a number of factors related to the bond issue and the current bond market, including, for example, the stability and volatility of a country's bond markets, the financial strength of the issuer, current interest rates, current valuations, Loomis Sayles' expectations regarding general trends in interest rates and currency considerations. Loomis Sayles will also consider how purchasing or selling a bond would impact the overall portfolio's risk profile (for example, its sensitivity to currency risk, interest rate risk and sector-specific risk) and potential return (income and capital gains).

Three themes typically drive the Fund's investment approach. First, Loomis Sayles generally seeks fixed-income securities of issuers whose credit profiles it believes are improving. Loomis Sayles' credit research team provides deep fundamental and quantitative analysis as well as ratings on over 1,000 issuers worldwide. The broad coverage combined with the objective of identifying attractive investment opportunities makes this an important component of the investment approach. Second, the Fund may invest significantly in securities the prices of which Loomis Sayles believes are more sensitive to events related to the underlying issuer than to changes in general interest rates or overall market default rates. These securities may not have a direct correlation with changes in interest rates, thus helping to manage interest rate risk and to offer diversified sources for return. Third, Loomis Sayles analyzes different sectors of the economy and differences in the yields ("spreads") of various fixed-income securities (U.S. governments, investment-grade corporates, securitized assets, high-yield corporates, emerging markets, non-U.S. sovereigns and credits, convertibles, bank loans and municipals) in an effort to find securities that it believes may produce attractive returns for the Fund in comparison to their risk.

In deciding which equity securities to buy and sell, Loomis Sayles intends to emphasize dividend-paying stocks issued by companies with strong fundamentals and relatively limited anticipated volatility to supplement its fixed-income holdings. These securities will be selected with the same bottom-up investment process that is the foundation of the Fund's overall strategy.

The Fund may invest any portion of its assets in securities of Canadian issuers and up to 20% of its assets in securities of other foreign issuers, including emerging market securities and may invest, without limit, in obligations of supranational entities (e.g., the World Bank). The Fund may also invest in mortgage-related securities, including mortgage dollar rolls. The Fund may engage in futures transactions and swaps (including credit default swaps, in which one party agrees to make periodic payments to a counterparty in exchange for the right to receive a payment in the event of a default of the underlying reference security).

The fixed-income securities in which the Fund may invest include corporate securities, U.S. government securities, zero-coupon securities, mortgage-backed securities, collateralized mortgage obligations, when-issued securities, REITs, securities issued pursuant to Rule 144A under the Securities Act of 1933 ("Rule 144A securities") and structured notes, among others.

In accordance with applicable Securities and Exchange Commission requirements, the Fund will notify shareholders prior to any change to the 80% policy discussed above taking effect.

TEMPORARY DEFENSIVE MEASURES

Each Fund may hold any portion of its assets in cash (U.S. dollars, foreign currencies or multinational currency units) and/or invest in money market instruments or high-quality debt securities as Loomis Sayles deems appropriate. A Fund may miss certain investment opportunities if it uses defensive strategies and thus may not achieve its investment objective.

DERIVATIVES TRANSACTIONS

Each Fund may use derivatives, which are financial contracts whose value depends upon or is derived from the value of an underlying asset, reference rate or index. Examples of derivatives include options, futures and swap transactions (including credit default swaps), forward transactions and foreign currency transactions. The Funds may (but are not required to) use derivatives as part of a strategy designed to reduce exposure to other risks, such as risks associated with changes in interest rates or currency risk ("hedging"). When a derivative is used as a hedge against an offsetting position that a Fund also holds, any loss generated by the derivative security should be substantially offset by a gain on the hedged instrument, and vice versa. To the extent that the Fund uses a derivative for purposes other than as a hedge, or if the Fund hedges imperfectly, the Fund is directly exposed to the risks of that derivative and any loss generated by the derivative will not be offset by a gain. The Funds may also use derivatives for leverage, which increases opportunities for gain, to earn income, enhance yield or broaden the Fund's diversification by gaining exposure to issuers, indices, sectors, currencies and/or geographic regions.

REPURCHASE AGREEMENTS

Under a repurchase agreement, a Fund purchases a security and obtains a simultaneous commitment from the seller (a bank or, to the extent permitted by the Investment Company Act of 1940, (the "1940 Act"), a recognized securities dealer) to repurchase the security at an agreed-upon price and date (usually seven days or less from the date of original purchase). The resale price is in excess of the purchase price and reflects an agreed-upon market rate of interest unrelated to the coupon rate on the purchased security. Such transactions afford the Fund the opportunity to earn a return on its cash at what is expected to be minimal market risk. The Fund may invest in a repurchase agreement that does not produce a positive return to the Fund if Loomis Sayles believes it is appropriate to do so under the circumstances (for example, to help protect the Fund's uninvested cash against the risk of loss during periods of market turmoil). There is a risk that the seller may fail to repurchase the underlying security. In such event, the Fund would attempt to exercise rights with respect to the underlying security, including possible disposition in the market. However, the Fund may be subject to various delays and risks of loss, including possible declines in the value of the underlying security, possible reduced levels of income, inability to enforce rights and expenses involved in attempted enforcement. Repurchase agreements maturing in more than seven days may be considered illiquid securities.

SECURITIES LENDING

Each Fund may lend a portion of its portfolio securities to brokers, dealers and other financial institutions, provided that a number of conditions are satisfied, including that the loan is fully collateralized. Please see the section "Investment Strategies" in the Statement of Additional Information ("SAI") for details. When a Fund lends portfolio securities, its investment performance will continue to reflect changes in the value of the securities loaned, and the Fund will also receive a fee or interest on the collateral. These fees or interest are income to a Fund, although the Fund often must share the income with the securities lending agent and/or the borrower. Securities lending involves, among other risks, the risk of loss of rights in the collateral or delay in recovery of the collateral if the borrower fails to return the security loaned or becomes insolvent. The Funds may pay lending fees to the party arranging the loan. In addition, any investment of cash is generally at the sole risk of a Fund. Any income or gains and losses from investing and reinvesting any cash collateral delivered by a borrower pursuant to a loan are generally at the Fund's risk, and to the extent any such losses reduce the amount of cash below the amount required to be returned to the borrower upon the termination of any loan, the Fund may be required by the securities lending agent to pay or cause to be paid to such borrower an amount equal to such shortfall in cash, possibly requiring it to liquidate other portfolio securities to satisfy its obligations. Each Fund's securities lending activities are implemented pursuant to policies and procedures approved by the Board of Trustees and are subject to Board oversight.

TRANSACTIONS WITH OTHER INVESTMENT COMPANIES

Pursuant to the Securities and Exchange Commission (the "SEC") exemptive relief, each Fund may be permitted to invest its daily cash balances in shares of money market and short-term bond funds advised by NGAM Advisors, L.P. ("NGAM Advisors")(an affiliate of Loomis Sayles) or its affiliates ("Central Funds"). The Central Funds currently include one money market fund: the Daily Income Fund. The Daily Income Fund is advised by Reich & Tang Asset Management, LLC ("Reich & Tang"). Because Loomis Sayles, NGAM Advisors and Reich & Tang are subsidiaries of Natixis Global Asset Management, L.P. ("Natixis US"), the Funds and the Central Funds may be considered to be related companies comprising a "group of investment companies" under the 1940 Act.

Pursuant to such exemptive relief, the Funds may also borrow and lend money for temporary or emergency purposes directly to and from other funds through an interfund credit facility. In addition to the Funds and the Central Funds, series of the following mutual fund groups may also be able to participate in the facility: Natixis Funds Trust I (except the CGM Advisor Targeted Equity Fund series), Natixis Funds Trust II (except the Loomis Sayles Senior Floating Rate and Fixed Income Fund), Natixis Funds Trust IV, Harris Associates Investment Trust, Loomis Sayles Funds I, Loomis Sayles Funds II and Gateway Trust. The advisers and subadvisers to these mutual funds currently include AEW Capital Management, L.P., AlphaSimplex Group, LLC, Gateway Investment Advisers, LLC, Hansberger Global Investors, Inc., Harris Associates, L.P., Loomis Sayles, McDonnell Investment Management, LLC, NGAM Advisors, Reich & Tang, Vaughan Nelson Investment Management, L.P. and Westpeak Global Advisors, LLC ("Westpeak"). Each of these advisers and subadvisers (except Westpeak) are subsidiaries of Natixis US and are thus "affiliated persons" under the 1940 Act by reason of being under common control by Natixis US. In addition, because the Funds, and other funds, are advised by firms that are affiliated with one another, they may be considered to be related companies comprising a "group of investment companies" under the 1940 Act. The Daily Income Fund will participate in the credit facility only as a lender. Participation in such an interfund lending program would be voluntary for both borrowing and lending funds, and a Fund would participate in an interfund lending program only if the Fund's Board of Trustees determined that doing so would benefit a Fund. Should a Fund participate in such an interfund lending program, the Fund's Board of Trustees would establish procedures for the operation of the program by the advisers or an affiliate. The Funds may engage in the transactions described above without further notice to shareholders. The Funds may also make investments in related investment companies to the extent permitted by SEC regulations.

PERCENTAGE INVESTMENT LIMITATIONS

Except as set forth in the SAI, the percentage limitations set forth in this prospectus and the SAI apply at the time an investment is made and shall not be considered violated unless an excess or deficiency occurs or exists immediately after and as a result of such investment.

PORTFOLIO HOLDINGS

A description of the Funds' policies and procedures with respect to the disclosure of each Fund's portfolio securities is available in the Funds' SAI.

A "snapshot" of each Fund's investments may be found in each Fund's annual and semiannual reports. In addition, a list of each Fund's full portfolio holdings, which is updated monthly after an aging period of at least 30 days, is available on the Funds' website at www.loomissayles.com (click on "Mutual Funds" and then "Holdings"). These holdings will remain accessible on the website until each Fund files its Form N-CSR or Form N-Q with the SEC for the period that includes the date of the information. In addition, a list of each Fund's top 10 holdings as of the month-end is generally available within 7 business days after the month-end on the Funds' website at www.loomissayles.com (click on "Mutual Funds" and then "Holdings"). Please see the back cover of this prospectus for more information on obtaining a copy of a Fund's current annual or semiannual report.

more about risk

more about risk

This section provides more information on certain principal risks that may affect a Fund's portfolio, as well as information on additional risks a Fund may be subject to because of its investments or practices. In seeking to achieve their investment goals, the Funds may also invest in various types of securities and engage in various investment practices which are not a principal focus of the Funds and therefore are not described in this prospectus. These securities and investment practices and their associated risks are discussed in the Funds' SAI, which is available without charge upon request (see back cover).

BELOW INVESTMENT-GRADE FIXED-INCOME SECURITIES RISK

Below investment-grade fixed-income securities, also known as "junk bonds," are rated below investment-grade quality and may be considered speculative with respect to the issuer's continuing ability to make principal and interest payments. To be considered rated below investment-grade quality, none of the three major rating agencies (Moody's Investors Service, Inc., Fitch Investor Services, Inc. or Standard & Poor's Ratings Group) must have rated the security in one of their respective top four rating categories at the time a Fund acquires the security or, if the security is unrated, the portfolio managers must have determined it to be of comparable quality. Analysis of the creditworthiness of issuers of below investment-grade securities may be more complex than for issuers of higher-quality debt securities, and the Fund's ability to achieve its investment objectives may, to the extent the Fund invests in below investment-grade securities, be more dependent upon the portfolio managers' credit analysis than would be the case if the Fund were investing in higher-quality securities. The issuers of these securities may be in default or have a currently identifiable vulnerability to default on their payments of principal and interest, or may otherwise present elements of danger with respect to payments of principal or interest. However, a Fund will not invest in securities that are in default as to payment of principal and interest at the time of purchase, but may continue to hold securities that go into default after purchase.

Below investment-grade securities may be more susceptible to real or perceived adverse economic and competitive industry conditions than higher-grade securities. Yields on below investment-grade securities will fluctuate. If the issuer of below investment-grade securities defaults, a Fund may incur additional expenses to seek recovery.

The secondary markets in which below investment-grade securities are traded may be less liquid than the market for higher-grade securities. A lack of liquidity in the secondary trading markets could adversely affect the price at which the Fund could sell a particular below investment-grade security when necessary to meet liquidity needs or in response to a specific economic event, such as a deterioration in the creditworthiness of the issuer, and could adversely affect and cause large fluctuations in the net asset value ("NAV") of a Fund's shares. Adverse publicity and investor perceptions may decrease the values and liquidity of high yield securities generally.

It is reasonable to expect that any adverse economic conditions could disrupt the market for below investment-grade securities, have an adverse impact on the value of such securities and adversely affect the ability of the issuers of such securities to repay principal and pay interest thereon. New laws and proposed new laws may adversely impact the market for below investment-grade fixed-income securities.

CREDIT RISK

This is the risk that the issuer or the guarantor of a fixed-income security, the issuer or guarantor of a security backing the asset-backed securities in which a Fund invests, or the counterparty to a derivatives or an over-the-counter transaction will be unable or unwilling to make timely payments of interest or principal or to otherwise honor its obligations. Each Fund will be subject to credit risk to the extent that it invests in fixed-income securities or is a party to derivatives or over-the-counter transactions.

Funds that invest in below investment-grade fixed-income securities are subject to greater credit risk (because such securities are subject to a greater risk of default) and market risk than funds that invest in higher quality fixed-income securities. Below investment-grade fixed-income securities are considered predominantly speculative with respect to the ability of the issuer to make timely principal and interest payments.

The Funds' investments in securities issued by U.S. government agencies are subject to credit risk. Agencies of the U.S. government are guaranteed as to the payment of principal and interest of the relevant entity but are not backed by the full faith and credit of the U.S. government. An event affecting the guaranteeing entity could adversely affect the payment of principal or interest or both on the security, and therefore, these types of securities should be considered to be riskier than U.S. government securities.

Funds that invest in fixed-income securities issued in connection with corporate restructurings by highly leveraged issuers or in fixed-income securities that are not current in the payment of interest or principal (i.e., in default) will be subject to greater credit risk.

Funds that invest in foreign securities are subject to increased credit risk, because, for example, of the difficulties of requiring foreign entities to honor their contractual commitments and because a financial reporting and other standards are often less robust in foreign countries.

CURRENCY RISK

This is the risk that fluctuations in exchange rates between the U.S. dollar and foreign currencies or between two or more foreign currencies may cause the value of a Fund's investments to decline. Funds that may invest in securities or other instruments denominated in, or receive revenues in, foreign currency are subject to currency risk. Loomis Sayles may elect not to hedge currency risk or may hedge imperfectly, which may cause the Fund to incur losses that would not have been incurred had the risk been hedged. The market for some (or all) currencies may from time to time have low trading volume and become illiquid, which may prevent a Fund from effecting positions or from promptly liquidating unfavorable positions in such markets, thus subjecting the Fund to substantial losses.

DERIVATIVES RISK

As described herein and in the SAI, the use of derivatives involves special risks. To the extent that a Fund uses a derivative security for purposes other than as a hedge, or if a Fund hedges imperfectly, a Fund is directly exposed to the risks of that derivative security and any loss generated by the derivative security will not be offset by a gain. A Fund may also use derivatives for leverage, which increases opportunities for gain but also involves greater risk of loss due to leverage risk, and to earn income, enhance yield or broaden the Fund's diversification by gaining exposure to issuers, indices, sectors, currencies and/or geographic regions. The use of derivatives for these purposes entails greater risk than using derivatives solely for hedging purposes.

Funds that use derivatives also face additional risks, such as liquidity risk, market risk, management risk, the credit and counterparty risk relating to a broker, futures commodity market or other party to a derivative contract (which is greater for forward currency contracts, swaps and other over-the-counter derivatives), the risk of difficulties in pricing and valuation, the risk of ambiguous documentation and the risk that changes in the value of a derivative may not correlate perfectly with relevant assets, rates or indices. This could, for example, cause a derivative transaction to imperfectly hedge the risk which it was intended to hedge. A Fund's use of derivative instruments may involve risks greater than the risks associated with investing directly in securities and other traditional investments, may cause the Fund to lose more than the principal amount invested and may subject a Fund to the potential for unlimited loss. A Fund may be required to sell other securities at inopportune times to meet collateral requirements on its derivatives transactions. In addition, a Fund's use of derivatives may increase or accelerate the amount of taxes payable by shareholders. Also, suitable derivative transactions may not be available in all circumstances and there can be no assurance that a Fund will engage in these transactions to reduce exposure to other risks when that would be beneficial or that, if used, such strategies will be successful.

Recently, several broker-dealers and other financial institutions have experienced extreme financial difficulty, sometimes resulting in bankruptcy of the institution. There can be no assurance that the Fund's counterparties will not experience similar difficulties, possibly resulting in losses to the Fund. Losses resulting from the use of derivatives will reduce the Fund's NAV, and possibly income, and the losses may be significantly greater than if derivatives had not been used. When used, derivatives may increase the amount and affect the timing and character of taxes payable by shareholders.

EMERGING MARKETS RISK

Economic and Political Risks. Emerging market countries often experience instability in their political and economic structures and have less market depth, infrastructure, capitalization and regulatory oversight than more developed markets. Government actions could have a significant impact on the economic conditions in such countries, which in turn would affect the value and liquidity of the assets of a Fund invested in emerging market securities. Specific risks that could decrease a Fund's return include seizure of a company's assets, restrictions imposed on payments as a result of blockages on foreign currency exchanges and unanticipated social or political occurrences.

The ability of the government of an emerging market country to make timely payments on its debt obligations will depend on many factors, including the extent of its reserves, fluctuations in interest rates and access to international credit and investments. A country that has non-diversified exports or relies on certain key imports will be subject to greater fluctuations in the pricing of those commodities. Failure to generate sufficient earnings from foreign trade will make it difficult for an emerging market country to service its foreign debt.

Companies trading in developing securities markets are generally smaller and have shorter operating histories than companies trading in developed markets. Foreign investors may be required to register the proceeds of sales. Settlement of securities transactions in emerging markets may be subject to risk of loss and may be delayed more often than transactions settled in the United States. Disruptions resulting from social and political factors may cause the securities markets to close. If extended closings were to occur, the liquidity and value of the Fund's assets invested in corporate debt obligations of emerging market companies would decline.

Investment Controls; Repatriation. Foreign investment in emerging market country debt securities is restricted or controlled to varying degrees. These restrictions may at times limit or preclude foreign investment in certain emerging market country debt securities. Certain emerging market countries require government approval of investments by foreign persons, limit the amount of investments by foreign persons in a particular issuer, limit investments by foreign persons only to a specific class of securities of an issuer that may have less advantageous rights than the classes available for purchase by domiciliaries of the countries and/or impose additional taxes or controls on foreign investors or currency transactions. Certain emerging market countries may also restrict investment opportunities in issuers in industries deemed important to national interests.

Emerging market countries may require governmental approval for the repatriation of investment income, capital or proceeds of sale of securities by foreign investors. In addition, if a deterioration occurs in an emerging market country's balance of payments, the country could impose temporary restrictions on foreign capital remittances. A Fund could be adversely affected by delays in, or a refusal to grant, any required governmental approval for repatriation of capital, as well as by the application to a Fund of any restrictions on investments. Investing in local markets in emerging market countries may require a Fund to adopt special procedures, seek local governmental approvals or take other actions, each of which may involve additional costs to a Fund.

EXTENSION RISK

This is the risk that an unexpected rise in interest rates will extend the life of a mortgage- or asset-backed security beyond the expected prepayment time, typically reducing the security's value.

FOREIGN SECURITIES RISK

This is the risk associated with investments in issuers that are located or do business in foreign countries. A Fund's investments in foreign securities may be less liquid and may experience more rapid and extreme changes in value than investments in securities of U.S. issuers.

The securities markets of many foreign countries are relatively small, with a limited number of issuers and a small number of securities. In addition, foreign companies often are not subject to the same degree of regulation as U.S. companies. Reporting, accounting and auditing standards of foreign countries differ, in some cases significantly, from U.S. standards. Among other things, nationalization, expropriation or confiscatory taxation, currency blockage, political changes or diplomatic developments can cause the value of a Fund's investments in a foreign country to decline. In the event of nationalization, expropriation or other confiscation, a Fund could lose its entire foreign investment. These risks also apply to securities of foreign issuers traded in the United States or through depositary receipt programs such as American Depositary Receipts.

Funds that invest in emerging markets may face greater foreign risk since emerging market countries may be more likely to experience political and economic instability. See "Emerging Markets Risk."

INFLATION/DEFLATION RISK

Inflation risk is the risk that the value of assets or income from investments will be worth less in the future as inflation decreases the present value of future payments. Deflation risk is the risk that prices throughout the economy decline over time (the opposite of inflation). Deflation may have an adverse effect on the creditworthiness of issuers and may make issuer default more likely, which may result in a decline in the value of a Fund's portfolio.

INTEREST RATE RISK

This is the risk that changes in interest rates will affect the value of a Fund's investments in fixed-income securities, such as bonds, notes, asset-backed securities and other income-producing securities and derivatives. Fixed-income securities are obligations of the issuer to make payments of principal and/or interest on future dates. Generally, the value of fixed-income securities rises when prevailing interest rates fall and falls when interest rates rise.  Changes in interest rates may cause the value of a Fund's investments to decline.

Even Funds that generally invest a significant portion of their assets in high quality fixed-income securities are subject to interest rate risk. Interest rate risk is greater for funds that generally invest a significant portion of their assets in below investment-grade fixed-income securities (commonly known as "junk bonds") or comparable unrated securities. Interest rate risk also is greater for funds that generally invest in fixed-income securities with longer maturities or durations than for funds that invest in fixed-income securities with shorter maturities or durations.

Interest rate risk is compounded for Funds when they invest a significant portion of their assets in mortgage-related or asset-backed securities because the value of mortgage-related and asset-backed securities generally is more sensitive to changes in interest rates than other types of fixed-income securities. In addition, these types of securities are subject to the risk of prepayment when interest rates fall, which generally results in lower returns because Funds that hold these types of securities must reinvest assets previously invested in these types of securities in fixed-income securities with lower interest rates.

Funds also face increased interest rate risk when they invest in fixed-income securities paying no current interest (such as zero-coupon securities and principal-only securities) interest-only securities and fixed-income securities paying non-cash interest in the form of other fixed-income securities because the prices of those types of securities tend to react more to changes in interest rates.

ISSUER RISK

The value of a Fund's investments may decline for a number of reasons that directly relate to an issuer, such as management performance, financial leverage and reduced demand for the issuer's goods and services.

LEVERAGE RISK

When a Fund borrows money or otherwise leverages its portfolio, the value of an investment in the Fund will be more volatile, and all other risks are generally compounded. Funds face this risk if they create leverage by using investments such as reverse repurchase agreements, inverse floating-rate instruments or derivatives, or by borrowing money. The use of leverage may lead to losses that are greater than if the Fund had not used leverage.

LIQUIDITY RISK

Liquidity risk exists when particular investments are difficult to purchase or sell, possibly preventing a Fund from selling these illiquid securities at the price or at the time desired. Liquidity issues could also make it difficult to value a Fund's investments, which could also negatively impact NAV. An unrated security may be less liquid than a comparable rated security and involves the risk that Loomis Sayles may not accurately evaluate the security's comparative credit rating. Derivatives and securities that involve substantial interest rate or credit risk tend to involve greater liquidity risk. In addition, liquidity risk tends to increase to the extent a Fund invests in securities whose sale may be restricted by law or by contract, such as Rule 144A securities. Investment in derivatives may be less liquid when compared to other investments, especially during periods of market stress.

MANAGEMENT RISK

Management risk is the risk that Loomis Sayles' investment techniques could fail to achieve a Fund's objective and could cause your investment in a Fund to lose value. Each Fund is subject to management risk because each Fund is actively managed by Loomis Sayles. Loomis Sayles will apply its investment techniques and risk analyses in making investment decisions for each Fund, but there can be no guarantee that Loomis Sayles' decisions will produce the desired results. For example, securities that Loomis Sayles expects may appreciate in value may in fact decline. Similarly, in some cases derivative and other investment techniques may be unavailable or Loomis Sayles may decide not to use them, even under market conditions where their use could have benefited a Fund.

MARKET RISK

This is the risk that the value of a Fund's investments will change as financial markets fluctuate and that prices overall may decline. The value of a company's securities may fall as a result of factors that directly relate to that company, such as decisions made by its management or lower demand for the company's products or services. A security's value also may fall because of factors affecting not just the issuer of a security, but companies in its industry or in a number of different industries, such as increases in production costs. The value of a company's securities also may be affected by changes in financial market or other economic conditions, such as changes in interest rates or currency exchange rates. In addition, a company's stock generally pays dividends only after the company makes required payments to holders of its bonds or other debt. For this reason, the value of the stock will usually react more strongly than bonds and other fixed-income securities to actual or perceived changes in the company's financial condition or prospects.

Market risk generally is greater for funds that invest substantially in small and medium-sized companies, since these companies tend to be more vulnerable to adverse developments than large companies. Furthermore, for funds that invest in fixed-income securities, market risk tends to be greater when a Fund invests in fixed-income securities with longer maturities.

MORTGAGE-RELATED AND ASSET-BACKED SECURITIES RISK

Mortgage-related securities, such as Government National Mortgage Association certificates or securities issued by the Federal National Mortgage Association, differ from traditional fixed-income securities. Among the major differences are that interest and principal payments are made more frequently, usually monthly, and that principal may be prepaid at any time because the underlying mortgage loans generally may be prepaid at any time. As a result, if a Fund purchases these assets (or other asset-backed securities) at a premium, a faster-than-expected prepayment rate will reduce yield to maturity, and a slower-than-expected prepayment rate will increase yield to maturity. If a Fund purchases mortgage-related securities (or other asset-backed securities) at a discount, faster-than-expected prepayments will increase, and slower-than-expected prepayments will reduce, yield to maturity. Prepayments, and resulting amounts available for reinvestment by the Fund, are likely to be greater during a period of declining interest rates and, as a result, are likely to be reinvested at lower interest rates. Accelerated prepayments on securities purchased at a premium may result in a loss of principal if the premium has not been fully amortized at the time of prepayment. These securities will decrease in value as a result of increases in interest rates generally, and they are likely to appreciate less than other fixed-income securities when interest rates decline because of the risk of prepayments. In addition, an increase in interest rates would give rise to extension risk by extending the life of a mortgage- or asset-backed security beyond the expected prepayment time, typically reducing the security's value. It would also increase the inherent volatility of the Fund by increasing the average life of the Fund's portfolio securities.

The value of some mortgage-backed and asset-backed securities in which a Fund invests may be particularly sensitive to changes in prevailing interest rates, and the ability of a Fund to successfully utilize these instruments may depend in part upon the ability of Loomis Sayles to forecast interest rates and other economic factors correctly. The risk of non-payment is greater for mortgage-related securities that are backed by mortgage pools that contain "subprime" or "Alt-A" loans (loans made to borrowers with weakened credit histories or with a lower capacity to make timely payments on their loans), but a level of risk exists for all loans. Market factors adversely affecting mortgage loan repayments may include a general economic turndown, high unemployment, a general slowdown in the real estate market, a drop in the market prices of real estate or an increase in interest rates resulting in higher mortgage payments by holders of adjustable-rate mortgages. The market for mortgage-backed securities (and other asset-backed securities) has in recent years experienced high volatility and a lack of liquidity. As a result, the value of many of these securities has significantly declined. There can be no assurance that these markets will become more liquid or less volatile, and it is possible that the value of these securities could decline further.

A mortgage dollar roll involves the sale of a security by a Fund and its agreement to repurchase the instrument at a specified time and price, and may be considered a form of borrowing for some purposes. A Fund will designate assets determined to be liquid in an amount sufficient to meet its obligations under the transactions. A dollar roll involves potential risks of loss that are different from those related to the securities underlying the transactions. A Fund may be required to purchase securities at a higher price than may otherwise be available on the open market. Since the counterparty in the transaction is required to deliver a similar, but not identical, security to a Fund, the security that a Fund is required to buy under the dollar roll may be worth less than an identical security. There is no assurance that a Fund's use of the cash that it receives from a dollar roll will provide a return that exceeds borrowing costs.

REITS RISK

REITs involve certain unique risks in addition to those risks associated with investing in the real estate industry in general (such as possible declines in the value of real estate, lack of availability of mortgage funds or extended vacancies of property). REITs are dependent upon management skills, are not diversified and are subject to heavy cash flow dependency, risks of default or prepayment by borrowers and self-liquidation. REITs are also subject to the possibilities of failing to qualify for tax-free pass-through of income under the Internal Revenue Code of 1986 (the "Code"), and failing to maintain their exemptions from registration under the 1940 Act.

Furthermore, the real estate industry is particularly sensitive to economic downturns. Securities of companies in the real estate industry, including REITs, are sensitive to factors such as changes in real estate values, property taxes, interest rates, cash flow of underlying real estate assets, occupancy rates, government regulations affecting zoning, land use and rents and the management skill and creditworthiness of the issuer. Companies in the real estate industry may also be subject to liabilities under environmental and hazardous waste laws. In addition, the value of a REIT is affected by changes in the value of the properties owned by the REIT or securing mortgage loans held by the REIT. A Fund will indirectly bear its proportionate share of expenses, including management fees, paid by each REIT in which it invests in addition to the expenses of the Fund.

REITs may have limited financial resources, may trade less frequently and in a limited volume and may be subject to more abrupt or erratic price movements than more widely-held securities.

A Fund's investment in a REIT may require the Fund to accrue and distribute income not yet received or may result in the Fund making distributions that constitute a return of capital to Fund shareholders for U.S. federal income tax purposes. In addition, distributions by a Fund from REITs will not qualify for the corporate dividends-received deduction or, generally, for treatment as qualified dividend income.

management

management

Investment Adviser

Loomis Sayles, located at One Financial Center, Boston, Massachusetts 02111, serves as the investment adviser to the Funds. Loomis Sayles is a subsidiary of Natixis US, which is part of Natixis Global Asset Management, an international asset management group based in Paris, France. Founded in 1926, Loomis Sayles is one of the oldest investment firms in the United States with over $199.8 billion in assets under management as of December 31, 2013. Loomis Sayles has an extensive internal research staff. Loomis Sayles is responsible for making investment decisions for each Fund.

The aggregate advisory fees paid by the Funds during the fiscal year ended September 30, 2013, as a percentage of each Fund's average daily net assets were:

Fund	Aggregate Advisory Fee
Loomis Sayles Fixed Income Fund	0.50%
Loomis Sayles Institutional High Income Fund	0.60%
Loomis Sayles Investment Grade Fixed Income Fund	0.40%

A discussion of the factors considered by the Funds' Board of Trustees in approving the Funds' investment advisory contracts is available in the Funds' annual reports for the fiscal year ended September 30, 2013.

Portfolio Managers

The following persons have had primary responsibility for the day-to-day management of each indicated Fund's portfolio since the date stated below. Associate portfolio managers are actively involved in formulating the overall strategy for the funds they manage but are not the primary decision-makers. Each portfolio manager has been employed by Loomis Sayles for at least five years.

Matthew J. Eagan has served as portfolio manager of the Loomis Sayles Investment Grade Fixed Income Fund, Loomis Sayles Fixed Income Fund and the Loomis Sayles Institutional High Income Fund since 2012. He served as an associate portfolio manager of the Loomis Sayles Investment Grade Fixed Income Fund from September 2006 until February 2012 and the Loomis Sayles Fixed Income Fund and the Loomis Sayles Institutional High Income Fund from February 2007 to February 2012. Mr. Eagan, Vice President of Loomis Sayles, began his investment career in 1989 and joined Loomis Sayles in 1997. He earned a B.A. from Northeastern University and an M.B.A. from Boston University. Mr. Eagan holds the designation of Chartered Financial Analyst and has over 24 years of investment experience.

Daniel J. Fuss has served as portfolio manager of the Loomis Sayles Fixed Income Fund, Loomis Sayles Institutional High Income Fund and the Loomis Sayles Investment Grade Fixed Income Fund since the inception of each Fund. Mr. Fuss is Vice Chairman, Director and Managing Partner of Loomis Sayles. He began his investment career in 1958 and has been at Loomis Sayles since 1976. Mr. Fuss holds the designation of Chartered Financial Analyst and Chartered Investment Counselor. He earned a B.S. and an M.B.A. from Marquette University and has over 55 years of investment experience.

Brian P. Kennedy has served as portfolio manager of the Loomis Sayles Investment Grade Fixed Income Fund since 2013. Mr. Kennedy is a vice president and portfolio manager of Loomis Sayles. He began his investment industry career in 1990 and joined Loomis Sayles in 1994 as a structured finance and government bond trader, then a credit trader in 2001 and a product manager in 2009. He earned a B.S. from Providence College and an M.B.A. from Babson College and has over 23 years of investment experience.

Elaine M. Stokes has served as portfolio manager of the Loomis Sayles Investment Grade Fixed Income Fund, Loomis Sayles Fixed Income Fund and the Loomis Sayles Institutional High Income Fund since 2012. She served as an associate portfolio manager of the Loomis Sayles Investment Grade Fixed Income Fund from September 2006 until February 2012 and the Loomis Sayles Fixed Income Fund and the Loomis Sayles Institutional High Income Fund from February 2007 to February 2012. Ms. Stokes, Vice President of Loomis Sayles, began her investment career in 1987 and joined Loomis Sayles in 1988. She earned a B.S. from St. Michael's College and has over 26 years of investment experience.

Please see the SAI for information regarding portfolio manager compensation, other accounts under management by the portfolio managers and the portfolio managers' ownership of securities in the Funds.

Other Fees

NGAM Distribution, L.P. (the "Distributor"), on behalf of Loomis Sayles, may pay certain broker-dealers and financial intermediaries whose customers are existing shareholders of the Funds a continuing fee at an annual rate of up to 0.35% of the value of Fund shares held for these customers' accounts, although this continuing fee is paid by the Distributor, on behalf of Loomis Sayles, out of Loomis Sayles' own resources and is not assessed against the Fund.

The Distributor may pay fees to third party broker-dealer firms for services provided by those firms. The fees vary by firm and are generally based on asset levels. Fees are paid by the Distributor (as distributor of the Funds) on behalf of Loomis Sayles, out of Loomis Sayles' own resources.

general information

general information

How Fund Shares Are Priced

NAV is the price of one share of a Fund without a sales charge, and is calculated each business day using this formula:

The NAV of Fund shares is determined pursuant to policies and procedures approved by the Board of Trustees, as summarized below:

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A share's NAV is determined at the close of regular trading on the New York Stock Exchange ("NYSE") on the days the NYSE is open for trading. This is normally 4:00 p.m., Eastern time. A Fund's shares will not be priced on the days on which the NYSE is closed for trading. In addition, a Fund's shares will not be priced on the holidays listed in the SAI. See the section "Net Asset Value" in the SAI for more details.

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The price you pay for purchasing, redeeming or exchanging a share will be based upon the NAV next calculated after your order is received by the transfer agent, Boston Financial Data Services, Inc., "in good order" (meaning that the order is complete and contains all necessary information).1

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Requests received by the Funds after the NYSE closes will be processed based upon the NAV determined at the close of regular trading on the next day that the NYSE is open. If the transfer agent receives the order in good order prior to market close (normally 4:00 p.m., Eastern time), the shareholder will receive that day's NAV. Under limited circumstances, the Distributor may enter into contractual agreements pursuant to which orders received by your investment dealer before a Fund determines its NAV and transmitted to the transfer agent prior to market open on the next business day are processed at the NAV determined on the day the order was received by your investment dealer. Please contact your investment dealer to determine whether it has entered into such a contractual agreement. If your investment dealer has not entered into such a contractual agreement, your order will be processed at the NAV next determined after your investment dealer submits the order to a Fund.

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If a Fund invests in foreign securities, it may have NAV changes on days when you cannot buy or sell its shares.

[1]	Please see the section "How to Purchase Shares," which provides additional information regarding who can receive a purchase order.

Generally, during times of substantial economic or market change, it may be difficult to place your order by phone. During these times, you may send your order by mail as described in the sections "How to Purchase Shares" and "How to Redeem Shares."

Fund securities and other investments for which market quotations are readily available, as outlined in the Funds' policies and procedures, are valued at market value. A Fund may use independent pricing services recommended by the Adviser and approved by the Board of Trustees to obtain market quotations. Generally, Fund securities and other investments are valued as follows:

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Equity securities (including closed-end investment companies and exchange-traded funds), exchange traded notes, rights, and warrants — last sale price quoted on the exchange or market where traded most extensively or, if there is no reported sale during the day, the closing bid quotation as reported by an independent pricing service. Securities traded on the NASDAQ Global Select Market, NASDAQ Global Market and NASDAQ Capital Market are valued at the NASDAQ Official Closing Price ("NOCP"), or if lacking an NOCP, at the most recent bid quotations on the applicable NASDAQ Market. In some foreign markets, an official close price and a last sale price may be available from the foreign exchange or market. In those cases, the official close price is used. Valuations from foreign markets are subject to the Funds' fair value policies described below. If a right is not traded on any exchange, its value is based on the market value of the underlying security, less the cost to subscribe to the underlying security (e.g., to exercise the right), adjusted for the subscription ratio. If a warrant is not traded on any exchange, a price is obtained from a broker-dealer.

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Debt Securities (other than short-term obligations purchased with an original or remaining maturity of sixty days or less) and unlisted equity securities —evaluated bids furnished to a Fund by an independent pricing service using market information, transactions for comparable securities and various relationships between securities, if available, or bid prices obtained from broker-dealers.

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Senior Loans — bid prices supplied by an independent pricing service, if available, or bid prices obtained from broker-dealers.

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Short-Term Obligations (purchased with an original or remaining maturity of 60 days or less) — amortized cost (which approximates market value).

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Bilateral Swaps — Bilateral credit default swaps are valued based on mid prices (between the bid price and the ask price) supplied by an independent pricing service. Bilateral interest rate swaps are valued based on prices supplied by an independent pricing service. If prices from an independent pricing service are not available, prices from a broker-dealer may be used.

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Centrally Cleared Swaps — settlement prices of the clearinghouse on which the contracts were traded or prices obtained from broker-dealers.

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Options — domestic exchange-traded single equity option contracts are valued at the mean of the National Best Bid and Offer quotations. Option contracts on indices shall be priced at the average of the closing bid and ask quotations as of the close of trading on the Chicago Board Options Exchange. Options on futures contracts are valued using the current settlement price on the exchange on which, over time, they are traded most extensively. Other exchange-traded options are valued at the average of the closing bid and ask quotations on the exchange on which, over time, they are traded most extensively. Over-the-counter ("OTC") currency options and swaptions are valued at mid prices (between the bid and the ask price) supplied by an independent pricing service, if available. Other OTC option contracts (including currency options and swaptions not priced through an independent pricing service) are valued based on prices obtained from broker-dealers.

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Futures — current settlement price on the exchange on which the Adviser believes that, over time, they are traded most extensively.

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Forward Foreign Currency Contracts — interpolated rates determined based on information provided by an independent pricing service.

Foreign denominated assets and liabilities are translated into U.S. dollars based upon foreign exchange rates supplied by an independent pricing service. Fund securities and other investments for which market quotations are not readily available are valued at fair value as determined in good faith by the Adviser pursuant to procedures approved by the Board of Trustees. A Fund may also value securities and other investments at fair value in other circumstances such as when extraordinary events occur after the close of a foreign market but prior to the close of the NYSE. This may include situations relating to a single issuer (such as a declaration of bankruptcy or a delisting of the issuer's security from the primary market on which it has traded) as well as events affecting the securities markets in general (such as market disruptions or closings and significant fluctuations in U.S. and/or foreign markets). When fair valuing its securities or other investments, each Fund may, among other things, use modeling tools or other processes that may take into account factors such as securities or other market activity and/or significant events that occur after the close of the foreign market and before the time a Fund's NAV is calculated. Fair value pricing may require subjective determinations about the value of a security, and fair values used to determine a Fund's NAV may differ from quoted or published prices, or from prices that are used by others, for the same securities. In addition, the use of fair value pricing may not always result in adjustments to the prices of securities held by a Fund.

Trading in some of the portfolio securities or other investments of some of the Funds takes place in various markets outside the United States on days and at times other than when the NYSE is open for trading. Therefore, the calculation of these Funds' NAV does not take place at the same time as the prices of many of its portfolio securities or other investments are determined, and the value of these Funds' portfolios may change on days when these Funds are not open for business and their shares may not be purchased or redeemed.

Accessing Your Account Information

Loomis Sayles Funds Website. You can access our website at www.loomissayles.com to perform transactions (purchases, redemptions or exchanges), review your account information and Fund net asset values, change your address, order duplicate statements or tax forms or obtain a prospectus, an SAI, an application or periodic reports.

Loomis Sayles Automated Voice Response System. You have access to your account 24 hours a day by calling Loomis Sayles' automated voice response system at 800-633-3330, option 1. Using this customer service option you may review your account balance and Fund net asset values, order duplicate statements, order duplicate tax forms, obtain distribution and performance information and obtain wiring instructions.

How To Purchase Shares

Each Fund is generally available for purchase in the United States, Puerto Rico, Guam and the U.S. Virgin Islands. Except to the extent otherwise permitted by the Distributor, each Fund will only accept investments from U.S. citizens with a U.S. address (including APO/FPO) or resident aliens with a U.S. address (including APO/FPO) and a U.S. taxpayer identification number.

Directly from the Fund. Loomis Sayles Funds' transfer agent must receive your purchase request in proper form before the close of regular trading on the NYSE in order for you to receive that day's NAV.

You can purchase shares directly from each Fund in several ways:

By mail. You can buy shares of each Fund by submitting a completed application form, which is available online at www.loomissayles.com or by calling Loomis Sayles Funds at 800-633-3330, along with a check payable to Loomis Sayles Funds for the amount of your purchase to:

Regular Mail	Overnight Mail
Loomis Sayles Funds P.O. Box 219594 Kansas City, MO 64121-9594	Loomis Sayles Funds 330 West 9th Street Kansas City, MO 64105-1514

After your account has been established, you may send subsequent investments directly to Loomis Sayles Funds at the above addresses. Please include either the investment slip from your account statement or a letter specifying the Fund name, your account number and your name, address and telephone number.

By wire. You also may wire subsequent investments by using the following wire instructions. Your bank may charge a fee for transmitting funds by wire.

State Street bank and Trust Company ABA No. 011000028 DDA 9904-622-9 (Your account number) (Your name) (Name of Fund)

By telephone. You can make subsequent investments by calling Loomis Sayles Funds at 800-633-3330.

By exchange. You may purchase shares of a Fund by exchange of shares of the same class of another Fund by sending a signed letter of instruction to Loomis Sayles Funds, by calling Loomis Sayles Funds at 800-633-3330 or by accessing your account online at www.loomissayles.com.

Through Automated Clearing House ("ACH"). You may purchase shares of a Fund through ACH by either calling Loomis Sayles Funds at 800-633-3330 or by accessing your account online at www.loomissayles.com.

By internet. If you have established a Personal Identification Number ("PIN") and you have established the electronic transfer privilege, you can make subsequent investments through your online account at www.loomissayles.com. If you have not established a PIN but you have established the electronic transfer privilege, go to www.loomissayles.com, click on "Client Login," under Mutual Funds Login, click on "Login to Mutual Funds," click on "Establish User ID," and follow the instructions.

Through systematic investing. You can make regular investments of $50,000 or more per month through automatic deductions from your bank checking or savings account. If you did not establish the electronic transfer privilege on your application, you may add the privilege by obtaining an Account Options Form through your financial adviser, by calling Loomis Sayles Funds at 800-633-3330 or by visiting www.loomissayles.com. A medallion signature guarantee may be required to add this option.

Each Fund sells its shares at the NAV next calculated after the Fund receives a properly completed investment order. A Fund generally must receive your properly completed order before the close of regular trading on the NYSE for your shares to be bought or sold at the Fund's NAV on that day.

Subject to the approval of a Fund, an investor may purchase Institutional Class shares of a Fund with liquid securities and other assets that are eligible for purchase by the Fund (consistent with the Fund's investment policies and restrictions) and that have a value that is readily ascertainable in accordance with the Fund's valuation policies. These transactions will be effected only if Loomis Sayles deems the security to be an appropriate investment for the Fund. Assets purchased by a Fund in such a transaction will be valued in accordance with procedures adopted by the Fund. The Funds reserve the right to amend or terminate this practice at any time.

All purchases made by check should be in U.S. dollars and made payable to Loomis Sayles Funds. Third party checks, starter checks and credit card convenience checks will not be accepted. Upon redemption of an investment by check or by periodic account investment, redemption proceeds may be withheld until the check has cleared or the shares have been in your account for 10 days.

A Fund may periodically close to new purchases of shares or refuse any order to buy shares if the Fund determines that doing so would be in the best interests of the Fund and its shareholders. See the section "Restrictions on Buying, Selling and Exchanging Shares."

Each Fund is required by federal regulations to obtain personal information from you and to use that information to verify your identity. A Fund may not be able to open your account if the requested information is not provided. Each Fund reserves the right to refuse to open an account, close an account and redeem your shares at the then current price or take other such steps that the Fund deems necessary to comply with federal regulations if your identity is not verified.

The following table shows the minimum initial investment for each Fund.

Minimum Initial Investment
Loomis Sayles Fixed Income Fund	$3,000,000
Loomis Sayles Institutional High Income Fund	$3,000,000
Loomis Sayles Investment Grade Fixed Income Fund	$3,000,000

Institutional Class shares of the Funds are available to Fund trustees, former Fund trustees, employees of affiliates of the Natixis Funds and other individuals who are affiliated with any Natixis Fund (this also applies to any spouse, parents, children, siblings, grandparents, grandchildren and in-laws of those mentioned) with no initial or subsequent investment minimum.

Each subsequent investment must be at least $50,000 . Loomis Sayles reserves the right to waive these minimums in its sole discretion, including for certain retirement plans whose accounts are held on the books of the Funds' transfer agent in an omnibus fashion. At the discretion of Loomis Sayles, employees and clients of Loomis Sayles, and their respective family members, may purchase shares of the Funds offered through this prospectus below the stated minimums. In addition, at the discretion of NGAM Advisors, clients of NGAM Advisors may also purchase shares of the Funds below the stated minimums.

In our continuing effort to reduce your Fund's expenses and amount of mail that you receive from Loomis Sayles, we will mail only a single copy of prospectuses, proxy statements and financial reports to your household. Additional copies may be obtained by calling 800-633-3330.

This program will continue in effect unless you notify us that you do not want to participate in this combined mailing program. If you wish to receive separate mailings for each Fund you own in the future, please call us at the telephone number above or mail your written request to Loomis Sayles, P.O. Box 219594, Kansas City, MO 64121-9594 and we will resume separate mailings within 30 days.

Minimum Balance Policy. In order to address the relatively higher costs of servicing smaller fund positions, on an annual basis each Fund may close an account and send the account holder the proceeds if the account falls below $50 for direct accounts and $500 for networked accounts. The valuation of account balances for this purpose and the liquidation itself generally occur during October of each calendar year, although they may occur at another date in the year.

Certain accounts such as those using the Loomis Sayles Funds' prototype document including IRAs, and accounts associated with wrap fee programs or defined contribution plans, are excepted from the liquidation. However, each Fund reserves the right to liquidate any account with a balance of one share or less regardless of the account type.

How To Redeem Shares

You can redeem shares of each Fund directly from the Fund on any day on which the NYSE is open for business. Shares purchased by check are redeemable, although each Fund may withhold payment until the purchase check has cleared. Redemption proceeds from shares purchased through check, telephone Automated Clearing House ("ACH") or online ACH, may not be available immediately upon redemption and may be delayed until the shares have been in your account for 10 days.

Because large redemptions are likely to require liquidation by a Fund of portfolio holdings, payment for large redemptions may be delayed for up to seven days to provide for orderly liquidation of such holdings. Under unusual circumstances, the Funds may suspend redemptions or postpone payment for more than seven days. Although most redemptions are made in cash, as described in the SAI, each Fund reserves the right to redeem shares in-kind. If a shareholder receives a distribution in-kind, the shareholder will bear the market risk associated with the distributed securities and would incur brokerage or other charges in converting the securities to cash.

Redemptions of more than $100,000 cannot be processed on the same day unless the proceeds of the redemption are sent via pre-established banking information on the account. Please see the section "STAMP2000 Medallion Signature Guarantee" for details.

Generally, a transaction fee will be charged for expedited payment of redemption proceeds of $5.50 for wire transfers, $50 for international wire transfers or $20.50 for overnight delivery. These fees are subject to change.

Redemptions directly to the Funds. Loomis Sayles Funds' transfer agent must receive your redemption request in proper form before the close of regular trading on the NYSE in order for you to receive that day's NAV. Your redemptions generally will be sent to you via first class mail within three business days after your request is received in good order, although it may take longer.

You may make redemptions directly from each Fund in several ways:

By mail. Send a signed letter of instruction that includes the name of the Fund, the exact name(s) in which the shares are registered, any special capacity in which you are signing (such as trustee or custodian or on behalf of a partnership, corporation, or other entity), your address, telephone number, account number and the number of shares or dollar amount to be redeemed to the following address:

Regular Mail	Overnight Mail
Loomis Sayles Funds P.O. Box 219594 Kansas City, MO 64121-9594	Loomis Sayles Funds 330 West 9th Street Kansas City, MO 64105-1514

All owners of shares must sign the written request in the exact names in which the shares are registered. The owners should indicate any special capacity in which they are signing (such as trustee or custodian or on behalf of a partnership, corporation or other entity).

By exchange. You may sell some or all of your shares of a Fund and use the proceeds to buy shares of the same class of another Loomis Sayles Fund by sending a letter of instruction to Loomis Sayles Funds, calling Loomis Sayles Funds at 800-633-3330 or exchanging online at www.loomissayles.com.

By internet. If you have established a PIN and the electronic transfer privilege, you can redeem shares through your online account at www.loomissayles.com. If you have not established a PIN, but you have established the electronic transfer privilege, go to www.loomissayles.com, click on "Client Login," under Mutual Funds Login, click on "Login to Mutual Funds," click on "Establish User ID," and follow the instructions.

By telephone. You may redeem shares by calling Loomis Sayles Funds at 800-633-3330. Proceeds from telephone redemption requests (less any applicable fees) can be wired to your bank account, sent electronically by ACH to your bank account or sent by check in the name of the registered owner(s) to the address of record. A wire fee will be deducted from your proceeds. Your bank may charge you a fee to receive the wire.

Please call Loomis Sayles Funds at 800-633-3330 for an IRA Distribution Form, or download the form online at www.loomissayles.com.

The telephone redemption privilege may be modified or terminated by the Funds without notice. Certain of the telephone redemption procedures may be waived for holders of Institutional Class shares.

You may redeem by telephone to have a check sent to the address of record for the maximum value amount of $100,000. For your protection, telephone or internet redemption requests will not be permitted if Loomis Sayles Funds has been notified of an address change or bank account information change for your account within the preceding 30 days. Unless you indicate otherwise on your account application, Loomis Sayles Funds will be authorized to accept redemption and transfer instructions by telephone. If you prefer, you can decline telephone redemption and transfer privileges.

Systematic Withdrawal Plan. If the value of your account is $10,000 or more, you can have periodic redemptions automatically paid to you or to someone you designate. Please call 800-633-3330 for more information or to set up a systematic withdrawal plan or visit www.loomissayles.com to obtain an Account Options Form.

By wire. Before Loomis Sayles Funds can wire redemption proceeds (less any applicable fees) to your bank account, you must provide specific wire instructions to Loomis Sayles Funds in writing. A wire fee will be deducted from the proceeds of each wire.

By ACH. Before Loomis Sayles Funds can send redemptions through ACH, you must provide specific wiring instructions to Loomis Sayles Funds in writing. For ACH redemptions, proceeds will generally arrive at your bank within three business days.

STAMP2000 Medallion Signature Guarantee. You must have your signature guaranteed by a bank, broker-dealer or other financial institution that can issue a STAMP2000 Medallion Signature Guarantee for the following types of redemptions:

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If you are selling more than $100,000 and you are requesting the proceeds by check (this does not apply to IRA transfer of assets to new custodian).

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If you are requesting that the proceeds check (of any amount) be made out to someone other than the registered owner(s) or sent to an address other than the address of record.

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If the account registration or bank account information has changed within the past 30 days.

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If you are instructing us to send the proceeds by check, wire or in some circumstances ACH to a bank account whose owner(s) do not match the owner(s) of the fund account.

The Funds will only accept STAMP2000 Medallion Signature Guarantees bearing the STAMP2000 Medallion imprint. Please note that a notary public cannot provide a STAMP2000 Medallion Signature Guarantee. This signature guarantee requirement may be waived by Loomis Sayles Funds in certain cases.

How To Exchange Shares

You may exchange the shares of your Fund, subject to investment minimums, for Institutional Class shares of any Loomis Sayles Fund that offers Institutional Class shares or for Class Y shares of any Natixis Fund that offers Class Y shares. All exchanges are subject to any restrictions described in the applicable Funds' prospectuses.

The value of Fund shares that you wish to exchange must meet the investment minimum of the new fund. Please call 800-633-3330 (option 3) prior to requesting this transaction.

You may make an exchange by sending a signed letter of instruction, by telephone or through your online account at www.loomissayles.com.

Please remember that an exchange may be a taxable event for U.S. federal and/or state income tax purposes, so that you may realize a gain or loss that is subject to income tax.

Cost Basis Reporting

Upon the redemption or exchange of your shares in a Fund, the Fund will be required to provide you and the IRS with cost basis and certain other related tax information about the Fund shares you redeemed or exchanged. This cost basis reporting requirement is effective for shares purchased, including through dividend reinvestment, on or after January 1, 2012. Please consult the Fund at www.loomissayles.com or by calling Loomis Sayles Funds at 800-633-3330, as appropriate, for more information regarding available methods for cost basis reporting and how to select a particular method. Please also consult your tax advisor to determine which available cost basis method is best for you.

Dividends and Distributions

It is the policy of each Fund to pay its shareholders each year, as dividends, substantially all of its net investment income. Each Fund expects to distribute substantially all of its net realized long- and short-term capital gains annually, after applying any available capital loss carryovers. To the extent permitted by law, the Board of Trustees may adopt a different schedule as long as payments are made at least annually.

The table below provides further information about each Fund's dividend policy.

Generally declares and pays dividends annually	Generally declares and pays dividends monthly
Loomis Sayles Fixed Income Fund	Loomis Sayles Investment Grade Fixed Income Fund
Loomis Sayles Institutional High Income Fund

You may choose to:

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Participate in the Dividend Diversification Program, which allows you to have all dividends and distributions automatically invested in shares of the same class of another Loomis Sayles Fund registered in your name. Certain investment minimums and restrictions may apply.

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Receive distributions from dividends and interest in cash while reinvesting distributions from capital gains in additional shares of the same class of the Fund, or in the same class of another Loomis Sayles Fund.

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Receive all distributions in cash.

If a dividend or capital gain distribution check remains uncashed for six months and your account is still open, the Fund will reinvest the dividend or distribution in additional shares of the Fund promptly after making this determination and the check will be canceled. In addition, future dividends and capital gain distributions will be automatically reinvested in additional shares of the Fund unless you subsequently contact the Fund and request to receive distributions by check.

If you do not select an option when you open your account, all distributions will be reinvested.

If you earn more than $10 annually in taxable income from a Loomis Sayles Fund held in a non-retirement plan account, you will receive a Form 1099 to help you report the prior calendar year's distributions on your U.S. federal income tax return. This information will also be reported to the Internal Revenue Service ("IRS"). Be sure to keep this Form 1099 as a permanent record. A fee may be charged for any duplicate information requested.

Restrictions On Buying and Selling Shares

Frequent purchases and redemptions of Fund shares by shareholders may present certain risks for other shareholders in a Fund. This includes the risk of diluting the value of Fund shares held by long-term shareholders, interfering with the efficient management of a Fund's portfolio and increasing brokerage and administrative costs. Funds investing in securities that require special valuation processes (such as foreign securities, high-yield securities or small-cap securities) may also have increased exposure to these risks. Each Fund discourages excessive short-term trading that may be detrimental to the Fund and its shareholders. The Board of Trustees has adopted the following policies to address and discourage such trading.

The Funds reserve the right to suspend or change the terms of purchasing or exchanging shares. Each Fund and the Distributor reserve the right to reject any purchase or exchange order for any reason, including if the transaction is deemed not to be in the best interests of the Fund's other shareholders or possibly disruptive to the management of the Fund. A shareholder whose exchange order has been rejected may still redeem their shares by submitting a redemption request as described above in the section "How to Redeem Shares."

Limits on Frequent Trading. Excessive trading activity in a Fund is measured by the number of round trip transactions in a shareholder's account. A round trip is defined as (1) a purchase (including a purchase by exchange) into a Fund followed by a redemption (including a redemption by exchange) of any amount out of the same Fund; or (2) a redemption (including a redemption by exchange) out of a Fund followed by a purchase (including a purchase by exchange) of any amount into the same Fund. Two round trip transactions in a single Fund within a rolling 90-day period is considered to be excessive and will constitute a violation of the Fund's trading limitations. After the detection of a first violation, the Fund or the Distributor will issue the shareholder and his or her financial intermediary, if any, a written warning. After the detection of a second violation (i.e., two more roundtrip transactions in the Fund within a rolling 90-day period), the Fund or the Distributor will restrict the account from making subsequent purchases (including purchases by exchange) for 90 days. After the detection of a third violation, the Fund or the Distributor will permanently restrict the account and any other accounts under the shareholder's control in any Fund from making subsequent purchases (including purchases by exchange). The above limits are applicable whether a shareholder holds shares directly with a Fund or indirectly through a financial intermediary, such as a broker, bank, investment adviser, recordkeeper for retirement plan participants, or other third party. The preceding is not an exclusive description of activities that the Funds and the Distributor may consider to be excessive and, at its discretion, a Fund and the Distributor may restrict or prohibit transactions by such identified shareholders or intermediaries.

Notwithstanding the above, certain financial intermediaries, such as retirement plan administrators, may monitor and restrict the frequency of purchase and redemption transactions in a manner different from that described above. The policies of these intermediaries may be more or less restrictive than the generally applicable policies described above. A Fund may choose to rely on a financial intermediary's restrictions on frequent trading in place of the Fund's own restrictions if the Fund determines, in its discretion, that the financial intermediary's restrictions provide reasonable protection for the Fund from excessive short-term trading activity. Please contact your financial representative for additional information regarding their policies for limiting the frequent trading of Fund shares.

This policy also does not apply with respect to shares purchased by certain funds-of-funds or similar asset allocation programs that rebalance their investments only infrequently. To be eligible for this exemption, the fund-of-funds or asset allocation program must identify itself to and receive prior written approval from the Fund or the Distributor. A Fund and the Distributor may request additional information to enable them to determine that the fund-of-funds or asset allocation program is not designed to and/or is not serving as a vehicle for disruptive short-term trading, which may include requests for (i) written assurances from the sponsor or investment manager of the fund-of-funds or asset allocation program that it enforces the Fund's frequent trading policy on investors or another policy reasonably designed to deter disruptive short-term trading in Fund shares, and/or (ii) data regarding transactions by investors in the fund-of-funds or asset allocation program, for periods and on a frequency determined by the Fund and the Distributor, so that the Fund can monitor compliance by such investors with the trading limitations of the Fund or of the fund-of-funds or asset allocation program. Under certain circumstances, waivers to these conditions (including waivers to permit more frequent rebalancing) may be approved for programs that in the Fund's opinion are not vehicles for market timing and are not likely to engage in abusive trading.

Trade Activity Monitoring. Trading activity is monitored selectively on a daily basis in an effort to detect excessive short-term trading activities. If a Fund or the Distributor believes that a shareholder or financial intermediary has engaged in excessive, short-term trading activity, it may, in its discretion, request that the shareholder or financial intermediary stop such activities or refuse to process purchases or exchanges in the accounts. At its discretion, each Fund and the Distributor, as well as Loomis Sayles, may ban trading in an account if, in their judgment, a shareholder or financial intermediary has engaged in short-term transactions that, while not necessarily in violation of a Fund's stated policies on frequent trading, are harmful to a Fund or its shareholders. A Fund and the Distributor also reserve the right to notify financial intermediaries of the shareholder's trading activity.

Accounts Held by Financial Intermediaries. The ability of a Fund and the Distributor to monitor trades that are placed by omnibus or other nominee accounts is severely limited in those instances in which the financial intermediary maintains a record of a Fund's underlying beneficial owners. In general, each Fund and the Distributor will review trading activity at the omnibus account level. If a Fund and the Distributor detect suspicious activity, they may request and receive personal identifying information and transaction histories for some or all underlying shareholders (including plan participants) to determine whether such shareholders have engaged in excessive short-term trading activity. If a Fund believes that a shareholder has engaged in excessive short-term trading activity in violation of the Fund's policies through an omnibus account, the Fund will attempt to limit transactions by the underlying shareholder that engaged in such trading, although it may be unable to do so. A Fund may also limit or prohibit additional purchases of Fund shares by an intermediary. Investors should not assume a Fund will be able to detect or prevent all trading practices that may disadvantage a Fund.

Tax Consequences

Except where noted, the following discussion addresses only the U.S. federal income tax consequences of an investment in a Fund and does not address any non-U.S., state, or local tax consequences.

Each Fund intends to meet all requirements under Subchapter M of the Internal Revenue Code of 1986 necessary to qualify each year for treatment as a "regulated investment company," and thus does not expect to pay any federal income tax on income and capital gains that are timely distributed to shareholders.

Unless otherwise noted, the discussion below, to the extent it describes shareholder-level tax consequences, pertains solely to taxable shareholders. The Funds are not managed with a view toward minimizing taxes imposed on such shareholders.

Taxation of Fund Distributions. For federal income tax purposes, distributions of investment income are generally taxable to Fund shareholders as ordinary income. Taxes on distributions of capital gains are determined by how long a Fund owned the investments that generated them, rather than how long a shareholder has owned his or her shares. Distributions attributable to the excess of net long-term capital gains from the sale of investments a Fund owned for more than one year over net short-term capital losses and that are properly reported by the Fund as capital gain dividends ("Capital Gain Dividends") will generally be taxable to a shareholder receiving such distributions as long-term capital gain includible in net capital gain and taxed to individuals at reduced rates. Distributions attributable to the excess of net short-term capital gains from the sale of investments that a Fund owned for one year or less over net long-term capital losses will be taxable as ordinary income.

Distributions of investment income properly designated by a Fund as derived from "qualified dividend income" will be taxed in the hands of individuals at the reduced rates applicable to net capital gain, provided holding period and other requirements are met at both the shareholder and Fund levels. The Funds do not expect a significant portion of their distributions to be derived from qualified dividend income.

A 3.8% Medicare contribution tax is imposed on the net investment income of individuals whose income exceeds certain threshold amounts, and of certain trusts and estates under similar rules. Net investment income generally includes for this purpose dividends, including any capital gain dividends, paid by a Fund, and net capital gains recognized on the sale, redemption or exchange of shares of the Fund.

Fund distributions are taxable whether shareholders receive them in cash or in additional shares. In addition, Fund distributions are taxable to shareholders even if they are paid from income or gains earned by a Fund before a shareholder's investment (and thus were included in the price the shareholder paid for his or her shares). Such distributions are likely to occur in respect of shares purchased at a time when a Fund's NAV reflects gains that are either unrealized or realized but not distributed.

Dividends and distributions declared by a Fund in October, November or December of one year and paid in January of the next year generally are taxable in the year in which the distributions are declared, rather than the year in which the distributions are received.

Dividends derived from interest on securities issued by the U.S. Government or its agencies or instrumentalities, if any, may be exempt from state and local income taxes. Each Fund advises shareholders of the proportion of the Fund's dividends that are derived from such interest.

Distributions by a Fund to retirement plans and other investors that qualify for tax-exempt treatment under U.S. federal income tax laws will generally not be taxable. Special rules apply to investments through such retirement plans. If your investment is through such a plan, you should consult your tax adviser to determine the suitability of a Fund as an investment through your plan and the tax treatment of distributions to you (including distributions of amounts attributable to an investment in a Fund) from the plan.

Redemption, Sale or Exchange of Fund Shares. A redemption, sale or exchange of Fund shares (including an exchange of Fund shares for shares of another Natixis or Loomis Sayles Fund) is a taxable event and will generally result in recognition of gain or loss. Gain or loss, if any, recognized by a shareholder on a redemption, sale, exchange or other disposition of Fund shares will generally be taxed as long-term capital gain or loss if the shareholder held the shares for more than one year, and as short-term capital gain or loss if the shareholder held the shares for one year or less, assuming in each case that the shareholder held the shares as capital assets. Short-term capital gains are generally taxed at the rates applicable to ordinary income. Any loss realized upon a disposition of shares held for six months or less will be treated as long-term, rather than short-term, capital loss to the extent of any Capital Gain Dividends received by the shareholder with respect to the shares. The deductibility of capital losses is subject to limitations. See "Cost Basis Reporting" above for information about certain cost basis reporting obligations.

Taxation of Certain Fund Investments. A Fund's investments in foreign securities may be subject to foreign withholding and other taxes. In that case, the Fund's yield on those securities would be decreased. The Funds generally do not expect that shareholders will be entitled to claim a credit or deduction with respect to foreign taxes incurred by a Fund. In addition, a Fund's investments in foreign securities and foreign currencies may be subject to special tax rules that have the effect of increasing or accelerating the Fund's recognition of ordinary income and may affect the timing or amount of the Fund's distributions.

A Fund's investments in certain debt obligations, mortgage-backed securities, asset-backed securities, derivatives and REITs may cause the Fund to recognize taxable income in excess of the cash generated by such investments. Thus, a Fund could be required to liquidate investments, including at times when it is not advantageous to do so, in order to satisfy its distribution requirements.

A Fund may at times purchase debt instruments at a discount from the price at which they were originally issued, especially during periods of rising interest rates. For federal income tax purposes, some or all of this market discount will, when recognized as income by a Fund, be included in such Fund's ordinary income, and will be taxable to shareholders as such when it is distributed.

Backup Withholding. Each Fund is required in certain circumstances to apply backup withholding on taxable dividends, redemption proceeds and certain other payments that are paid to any shareholder (including a shareholder who is neither a citizen nor a resident of the United States) if the shareholder does not furnish the Fund with certain information and certifications or the shareholder is otherwise subject to backup withholding. The backup withholding tax rate is currently 28%.

Please see the SAI for additional information on the U.S. federal income tax consequences of an investment in a Fund.

You should consult your tax adviser for more information on your own situation, including possible U.S. federal, state, local, foreign or other applicable taxes.

financial highlights

The financial highlights tables are intended to help you understand each Fund's financial performance for the last five years (or, if shorter, the period of the Fund's operations). Certain information reflects financial results for a single Fund share. The total returns in the table represent the return that an investor would have earned (or lost) on an investment in a Fund (assuming reinvestment of all dividends and distributions). This information has been audited by PricewaterhouseCoopers LLP, an independent registered public accounting firm, whose report, along with each Fund's financial statements, is included in the Funds' annual report to shareholders. The annual report is incorporated by reference into the SAI, both of which are available free of charge upon request from the Distributor.

financial highlights

For a share outstanding throughout each period.

		Income (Loss) from Investment Operations:			Less Distributions:						Ratios to Average Net Assets:
	Net asset value, beginning of the period	Net investment income(a)	Net realized and unrealized gain (loss)	Total from investment operations	Dividends from net investment income	Distributions from net realized capital gains	Total distributions	Net asset value, end of the period	Total return (%)(b)	Net assets, end of the period (000’s)	Net expenses (%)(c)(d)		Gross expenses (%)(d)		Net investment income (%)(d)	Portfolio turnover rate (%)
Bond Fund
Institutional Class
9/30/2013	$14.99	$0.69	$0.27	$0.96	$(0.86)	$—	$(0.86)	$15.09	6.51	$12,997,813	0.63		0.63		4.57	28
9/30/2012	13.88	0.72	1.24	1.96	(0.85)	—	(0.85)	14.99	14.52	12,971,639	0.63		0.63		4.99	20
9/30/2011	14.20	0.73	(0.25)	0.48	(0.80)	—	(0.80)	13.88	3.34	10,897,694	0.63		0.63		5.04	22
9/30/2010	12.99	0.78	1.24	2.02	(0.81)	—	(0.81)	14.20	16.00	11,194,527	0.64		0.64		5.76	27
9/30/2009	11.89	0.85	1.23	2.08	(0.87)	(0.11)	(0.98)	12.99	19.84	10,855,818	0.65		0.65		7.69	39
Retail Class
9/30/2013	14.93	0.65	0.25	0.90	(0.81)	—	(0.81)	15.02	6.15	8,282,010	0.92		0.92		4.28	28
9/30/2012	13.83	0.68	1.23	1.91	(0.81)	—	(0.81)	14.93	14.25	8,651,794	0.92		0.92		4.69	20
9/30/2011	14.15	0.69	(0.25)	0.44	(0.76)	—	(0.76)	13.83	2.97	7,907,178	0.92		0.92		4.75	22
9/30/2010	12.94	0.74	1.24	1.98	(0.77)	—	(0.77)	14.15	15.72	8,241,062	0.93	(e)	0.93	(e)	5.46	27
9/30/2009	11.85	0.82	1.22	2.04	(0.84)	(0.11)	(0.95)	12.94	19.46	7,646,591	0.95		0.96		7.44	39
Admin Class
9/30/2013	14.89	0.61	0.25	0.86	(0.77)	—	(0.77)	14.98	5.88	272,181	1.18		1.18		4.02	28
9/30/2012	13.80	0.63	1.23	1.86	(0.77)	—	(0.77)	14.89	13.91	302,018	1.20		1.20		4.42	20
9/30/2011	14.11	0.65	(0.25)	0.40	(0.71)	—	(0.71)	13.80	2.77	262,567	1.20	(f)	1.20	(f)	4.47	22
9/30/2010	12.91	0.70	1.23	1.93	(0.73)	—	(0.73)	14.11	15.37	266,215	1.20		1.21		5.20	27
9/30/2009	11.82	0.79	1.22	2.01	(0.81)	(0.11)	(0.92)	12.91	19.21	226,032	1.20		1.25		7.22	39
Class N
9/30/2013*	15.33	0.47	(0.25)	0.22	(0.48)	—	(0.48)	15.07	1.45	241	0.65		2.14		4.73	28
*	From commencement of Class operations on February 1, 2013 through September 30, 2013.
(a)	Per share net investment income has been calculated using the average shares outstanding during the period.
(b)	Had certain expenses not been waived/reimbursed during the period, if applicable, total returns would have been lower. Periods less than one year, if applicable, are not annualized.
(c)	The investment adviser and/or administrator agreed to waive its fees and/or reimburse a portion of the Fund’s expenses during the period, if applicable. Without this waiver/reimbursement, expenses would have been higher.
(d)	Computed on an annualized basis for periods less than one year, if applicable.
(e)	Includes fee/expense recovery of less than 0.01%.
(f)	Includes fee/expense recovery of 0.01%.

financial highlights

For a share outstanding throughout each period.

		Income (Loss) from Investment Operations:			Less Distributions:						Ratios to Average Net Assets:
	Net asset value, beginning of the period	Net investment income(a)	Net realized and unrealized gain (loss)	Total from investment operations	Dividends from net investment income	Distributions from net realized capital gains	Total distributions	Net asset value, end of the period	Total return (%)(b)	Net assets, end of the period (000’s)	Net expenses (%)(c)(d)		Gross expenses (%)(d)		Net investment income (%)(d)	Portfolio turnover rate (%)
Global Bond Fund
Institutional Class
9/30/2013	$17.36	$0.33	$(0.70)	$(0.37)	$(0.43)	$—	$(0.43)	$16.56	(2.14)	$1,669,103	0.75		0.78		1.96	185	(f)
9/30/2012	16.52	0.44	1.05	1.49	(0.65)	—	(0.65)	17.36	9.45	1,629,719	0.72		0.72		2.64	102
9/30/2011	16.99	0.53	(0.28)	0.25	(0.72)	—	(0.72)	16.52	1.23	1,353,993	0.67		0.67		3.15	84
9/30/2010	16.09	0.55	0.92	1.47	(0.57)	—	(0.57)	16.99	9.46	1,285,095	0.66		0.66		3.41	100
9/30/2009	14.42	0.67	1.89	2.56	(0.89)	—	(0.89)	16.09	19.19	1,032,465	0.68		0.68		4.76	75
Retail Class
9/30/2013	17.20	0.29	(0.70)	(0.41)	(0.39)	—	(0.39)	16.40	(2.39)	798,335	0.98		0.98		1.72	185	(f)
9/30/2012	16.37	0.40	1.04	1.44	(0.61)	—	(0.61)	17.20	9.20	995,211	0.97		0.97		2.43	102
9/30/2011	16.84	0.48	(0.28)	0.20	(0.67)	—	(0.67)	16.37	0.94	978,241	0.97		0.97		2.84	84
9/30/2010	15.96	0.49	0.91	1.40	(0.52)	—	(0.52)	16.84	9.05	1,026,809	1.00	(e)	1.00	(e)	3.08	100
9/30/2009	14.31	0.62	1.88	2.50	(0.85)	—	(0.85)	15.96	18.81	918,742	1.00		1.02		4.46	75
Class N*
9/30/2013	17.18	0.22	(0.56)	(0.34)	(0.28)	—	(0.28)	16.56	(1.97)	550	0.70		0.83		2.01	185
*	From commencement of Class operations on February 1, 2013 through September 30, 2013.
(a)	Per share net investment income has been calculated using the average shares outstanding during the period.
(b)	Had certain expenses not been waived/reimbursed during the period, if applicable, total returns would have been lower. Periods less than one year, if applicable, are not annualized.
(c)	The investment adviser and/or administrator agreed to waive its fees and/or reimburse a portion of the Fund’s expenses during the period, if applicable. Without this waiver/reimbursement, expenses would have been higher.
(d)	Computed on an annualized basis for periods less than one year, if applicable.
(e)	Includes fee/expense recovery of 0.01%.
(f)	The variation in the Fund’s turnover rate from 2012 to 2013 is due to an increase in TBA transactions.

financial highlights

For a share outstanding throughout each period.

		Income (Loss) from Investment Operations:				Less Distributions:						Ratios to Average Net Assets:
	Net asset value, beginning of the period	Net investment income (loss)(a)		Net realized and unrealized gain (loss)	Total from investment operations	Dividends from net investment income	Distributions from net realized capital gains	Total distributions	Net asset value, end of the period	Total return (%)(b)	Net assets, end of the period (000’s)	Net expense (%)(c)(d)	Gross expense (%)(d)	Net investment income (loss) (%)(d)		Portfolio turnover rate (%)
Inflation Protected Securities Fund
Institutional Class
9/30/2013	$12.18	$0.09		$(0.74)	$(0.65)	$(0.19)	$(0.70)	$(0.89)	$10.64	(5.70)	$18,434	0.40	0.91	0.75	(e)	56
9/30/2012	11.58	0.11	(e)	0.92	1.03	(0.28)	(0.15)	(0.43)	12.18	9.01	23,771	0.40	0.85	0.95	(e)	166	(g)
9/30/2011	11.10	0.46		0.55	1.01	(0.53)	—	(0.53)	11.58	9.36	33,880	0.40	1.08	4.04		20
9/30/2010	10.46	0.31		0.67	0.98	(0.34)	—	(0.34)	11.10	9.58	13,240	0.40	1.22	2.88		39
9/30/2009	9.86	0.09	(f)	0.61	0.70	(0.10)	—	(0.10)	10.46	7.21	13,976	0.40	1.11	0.88	(f)	12
Retail Class
9/30/2013	12.15	(0.05)		(0.64)	(0.69)	(0.15)	(0.70)	(0.85)	10.61	(6.04)	3,499	0.65	1.23	(0.44	)(e)	56
9/30/2012	11.56	0.04	(e)	0.96	1.00	(0.26)	(0.15)	(0.41)	12.15	8.71	3,169	0.65	1.23	0.35	(e)	166	(g)
9/30/2011	11.09	0.35		0.63	0.98	(0.51)	—	(0.51)	11.56	9.14	1,923	0.65	1.31	3.09		20
9/30/2010*	10.71	0.04		0.44	0.48	(0.10)	—	(0.10)	11.09	4.47	75	0.65	2.36	1.12		39
*	From commencement of Class operations on May 28, 2010 through September 30, 2010.
(a)	Per share net investment income (loss) has been calculated using the average shares outstanding during the period.
(b)	Had certain expenses not been waived/reimbursed during the period, if applicable, total returns would have been lower. Periods less than one year, if applicable, are not annualized.
(c)	The investment adviser and/or administrator agreed to waive its fees and/or reimburse a portion of the Fund’s expenses during the period, if applicable. Without this waiver/reimbursement, expenses would have been higher.
(d)	Computed on an annualized basis for periods less than one year, if applicable.
(e)	Net investment income is low relative to past years due to lower inflation and a low interest rate/yield environment.
(f)	Includes income reductions resulting from principal deflation adjustments during the period in the amount of $0.14 per share and 1.44% of average net assets.
(g)	The variation in the Fund’s turnover rate from 2011 to 2012 was primarily due to a change in the portfolio management team, as well as fluctuation in the level of fund assets due to shareholder flows.

financial highlights

For a share outstanding throughout each period.

		Income (Loss) from Investment Operations:			Less Distributions:						Ratios to Average Net Assets:
	Net asset value, beginning of the period	Net investment income(a)	Net realized and unrealized gain (loss)	Total from investment operations	Dividends from net investment income	Distributions from net realized capital gains	Total distributions	Net asset value, end of the period	Total return (%)(b)	Net assets, end of the period (000’s)	Net expenses (%)(c)(d)	Gross expenses (%)(d)	Net investment income (%)(d)	Portfolio turnover rate (%)
Intermediate Duration Bond Fund
Institutional Class
9/30/2013	$10.80	$0.21	$(0.24)	$(0.03)	$(0.27)	$(0.17)	$(0.44)	$10.33	(0.30)	$66,424	0.40	0.48	1.97	124
9/30/2012	10.54	0.22	0.40	0.62	(0.28)	(0.08)	(0.36)	10.80	6.06	75,588	0.40	0.51	2.12	82
9/30/2011	10.57	0.30	0.04	0.34	(0.37)	—	(0.37)	10.54	3.26	58,471	0.40	0.57	2.83	83
9/30/2010	9.95	0.38	0.66	1.04	(0.42)	—	(0.42)	10.57	10.67	36,959	0.40	0.73	3.75	43
9/30/2009	8.95	0.48	0.98	1.46	(0.46)	—	(0.46)	9.95	16.99	28,027	0.40	0.68	5.24	52
Retail Class
9/30/2013	10.80	0.18	(0.23)	(0.05)	(0.24)	(0.17)	(0.41)	10.34	(0.46)	5,601	0.65	0.79	1.71	124
9/30/2012	10.55	0.20	0.39	0.59	(0.26)	(0.08)	(0.34)	10.80	5.69	3,084	0.65	0.84	1.91	82
9/30/2011	10.58	0.27	0.04	0.31	(0.34)	—	(0.34)	10.55	3.00	1,704	0.65	0.94	2.60	83
9/30/2010*	10.21	0.09	0.41	0.50	(0.13)	—	(0.13)	10.58	4.89	82	0.65	1.61	2.66	43
*	From commencement of Class operations on May 28, 2010 through September 30, 2010.
(a)	Per share net investment income has been calculated using the average shares outstanding during the period.
(b)	Had certain expenses not been waived/reimbursed during the period, if applicable, total returns would have been lower. Periods less than one year, if applicable, are not annualized.
(c)	The investment adviser and/or administrator agreed to waive its fees and/or reimburse a portion of the Fund’s expenses during the period, if applicable. Without this waiver/reimbursement, expenses would have been higher.
(d)	Computed on an annualized basis for periods less than one year, if applicable.

If you would like more information about the Funds, the following documents are available free upon request:

ANNUAL AND SEMIANNUAL REPORTS

Provide additional information about each Fund's investments. Each report includes a discussion of the market conditions and investment strategies that significantly affected the Funds' performance during the last fiscal year.

STATEMENT OF ADDITIONAL INFORMATION (SAI)

Provides more detailed information about the Funds and their investment limitations and policies. The SAI has been filed with the SEC and is incorporated into this prospectus by reference.

To order a free copy of the Funds' annual or semiannual reports or their SAI, or to make shareholder inquiries generally, contact your financial representative, or Loomis Sayles at 800-633-3330. The Funds' annual and semiannual reports and SAI are available on the Funds' website at www.loomissayles.com.

Information about the Funds, including their reports and SAI, can be reviewed and copied at the Public Reference Room of the SEC in Washington, D.C. Text-only copies of the Funds' reports and SAI are available free from the EDGAR Database on the SEC's Internet site at: www.sec.gov. Copies of this information may also be obtained, after paying a duplicating fee, by electronic request at the following E-mail address: publicinfo@sec.gov, or by writing to the SEC's Public Reference Section, Washington, D.C. 20549-1520.

Information on the operation of the Public Reference Room may be obtained by calling the SEC at 1-202-551-8090.

Loomis Sayles Funds I File No. 811-08282	M-LS51-0214

Prospectus February 1, 2014

Institutional Class
Loomis Sayles High Income Opportunities Fund	LSIOX
Loomis Sayles Securitized Asset Fund	LSSAX

The Securities and Exchange Commission has not approved or disapproved any Fund's shares or determined whether this Prospectus is truthful or complete. Any representation to the contrary is a crime.

Fund shares are not bank deposits and are not guaranteed, endorsed or insured by the Federal Deposit Insurance Corporation or any other government agency, and are subject to investment risks, including possible loss of the principal invested.

fund summary
Loomis Sayles High Income Opportunities Fund
Loomis Sayles Securitized Asset Fund

more information about investment strategies
Loomis Sayles High Income Opportunities Fund
Loomis Sayles Securitized Asset Fund

more about risk

management
Investment Adviser
Portfolio Managers

general information
How Fund Shares Are Priced
How To Purchase Shares
How To Redeem Shares
Dividends and Distributions
Other Purchase And Redemption Information
Cost Basis Reporting
Restrictions On Buying and Selling Shares
Tax Consequences

financial highlights

fund summary

Loomis Sayles High Income Opportunities Fund

INVESTMENT OBJECTIVE

The Fund's investment objective is high current income. Capital appreciation is the Fund's secondary objective.

FUND FEES & EXPENSES

The following table describes the fees and expenses that you may pay if you buy and hold shares of the Fund.*

The Fund does not impose a sales charge, a redemption fee or an exchange fee.

Annual Fund Operating Expenses

(expenses that you pay each year as a percentage of the value of your investment)*	Institutional Class
Management fees[1]	0.41%
Distribution and/or service (12b-1) fees	0.00%
Other expenses[1]	0.24%
Total annual fund operating expenses	0.65%
Fee waiver and/or expense reimbursement	0.65%
Total annual fund operating expenses after fee waiver and/or expense reimbursement	0.00%
*

The table shows net fees and expenses of the Fund as 0%, reflecting the fact that the Fund does not pay any advisory, administration or distribution and service fees, and that Loomis, Sayles & Company, L.P. ("Loomis Sayles" or the "Adviser") has agreed to pay certain expenses of the Fund. You should be aware, however, that shares of the Fund are available only to institutional investment advisory clients of Loomis Sayles and NGAM Advisors, L.P. ("NGAM Advisors") and to participants in certain approved "wrap fee" programs sponsored by broker-dealers and investment advisers that may be affiliated or unaffiliated with the Fund, Loomis Sayles or NGAM Advisors. The institutional investment advisory clients of Loomis Sayles and NGAM Advisors pay Loomis Sayles or NGAM Advisors a fee for their investment advisory services, while participants in "wrap fee" programs pay a "wrap" fee to the program's sponsor. The "wrap fee" program sponsors in turn pay fees to NGAM Advisors. Participants in "wrap fee" programs should carefully read the wrap fee brochure provided to them by their program's sponsor. The brochure is required to include information about the fees charged by the "wrap fee" program sponsor and the fees paid by such sponsor to NGAM Advisors. Investors pay no additional fees or expenses to purchase shares of the Fund. Investors will, however, indirectly pay a proportionate share of those costs, such as brokerage commissions, taxes and extraordinary expenses that are borne by the Fund through a reduction in their net asset value. See the section "Management" in the Statutory Prospectus.

[1]

The amount under Management Fees reflects the approximate amount that would be required to compensate Loomis Sayles for providing investment advisory services to the Fund (not the advisory fees charged for the entire "wrap fee" program or for the investor's separate account with Loomis Sayles), and the amount under Other Expenses reflects the amount of operating expenses of the Fund which are paid for by Loomis Sayles or its affiliates. See Note (*) above.

Example

The example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. The example assumes that you invest $10,000 in the Fund for the time periods indicated and then redeem all of your shares at the end of those periods. The example also assumes that your investment has a 5% return each year and the Fund's operating expenses remain the same.  Although your actual costs may be higher or lower, based on these assumptions your costs would be:

	1 year	3 years	5 years	10 years
Institutional Class	$0	$0	$0	$0

Portfolio Turnover

The Fund pays transaction costs, such as commissions, when it buys and sells securities (or "turns over" its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes for you if your Fund shares are held in a taxable account. These costs, which are not reflected in annual fund operating expenses or in the example, affect the Fund's performance. During its most recently ended fiscal year, the Fund's portfolio turnover rate was 41% of the average value of its portfolio.

INVESTMENTS, RISKS AND PERFORMANCE

Principal Investment Strategies

Under normal market conditions, the Fund will invest substantially all of its assets, and may invest up to 100% of its assets, in high income securities ("High-Income Securities"). High-Income Securities are fixed-income securities that Loomis Sayles believes have the potential to generate relatively high levels of current income. High-Income Securities are often rated below investment-grade (below investment-grade securities are sometimes referred to as "high-yield securities" or "junk bonds"). Below investment-grade fixed-income securities are rated below investment-grade quality (i.e., none of the three major rating agencies (Moody's Investors Service, Inc., Fitch Investor Services, Inc. or Standard & Poor's Ratings Group) have rated the securities in one of their respective top four rating categories). The Fund's fixed-income securities investments may include unrated securities (securities that are not rated by a rating agency) if Loomis Sayles determines that the securities are of comparable quality to rated securities that the Fund may purchase. The Fund may invest approximately 20% of its assets in investment-grade fixed-income securities. The Fund may invest a portion of its assets in senior floating-rate loans made to U.S. and foreign borrowers. A significant portion of the securities purchased by the Fund may be issued by smaller-capitalization companies. There is no minimum rating for debt in which the Fund may invest.

Under normal market conditions, the Fund may invest up to 40% of its assets in debt obligations of foreign companies, foreign governments and their subdivisions, agencies, instrumentalities and sponsored entities ("Foreign Securities"), including emerging market securities. The Fund may invest without limit in obligations of supranational entities (e.g., the World Bank). The Fund may also invest in derivatives, including swaps (including credit default swaps, in which one party agrees to make periodic payments to a counterparty in exchange for the right to receive a payment in the event of a default of the underlying reference security), purchasing or selling options or futures contracts to hedge interest rate risk.

The Fund's investments may include, among other things, corporate debt securities, U.S. government obligations, U.S. dollar-denominated foreign securities, zero-coupon and pay-in-kind securities, loan assignments and participations, delayed funding loans and revolving credit facilities, commercial paper, mortgage-backed securities, collateralized mortgage obligations, mortgage dollar rolls, collateralized debt and loan obligations and other asset-backed securities, securities issued pursuant to Rule 144A under the Securities Act of 1933 ("Rule 144A securities"), when-issued securities, municipal bonds, repurchase agreements, debt-linked and equity-linked securities, convertible securities, preferred shares and illiquid securities.

In deciding which High-Income Securities to buy and sell, Loomis Sayles will consider, among other things, the financial strength of the issuer, yield, coupon rate, current interest rates, current valuations and comparisons of the level of risk associated with particular investments with Loomis Sayles' expectations concerning the potential return of those types of investments. As part of its investment approach, Loomis Sayles generally seeks fixed-income securities of issuers whose credit profiles Loomis Sayles believes have the potential to stabilize or improve. With respect to investments in foreign securities, Loomis Sayles will consider the global economic environment, and the economic environment of the relevant country, taking into account factors such as GDP growth, inflation and other economic conditions, monetary policy, fiscal policy, leadership and social stability.

Loomis Sayles may invest significantly in securities whose price Loomis Sayles believes is more sensitive to events related to the underlying issuer than to changes in general interest rates or overall market default rates.

Principal Risks

The principal risks of investing in the Fund are summarized below. The Fund does not represent a complete investment program. You may lose money by investing in the Fund.

Below Investment-Grade Fixed-Income Securities Risk is the risk that the Fund's investments in below investment-grade fixed-income securities may be subject to greater risks than other fixed-income securities, including being subject to greater levels of interest rate risk, credit risk (including a greater risk of default) and liquidity risk. The ability of the issuer to make principal and interest payments is predominantly speculative for below investment-grade fixed-income securities.

Credit Risk is the risk that the issuer or guarantor of a fixed-income security in which the Fund invests, or the counterparty to a derivatives or other transaction will fail financially or otherwise be unwilling or unable to meet their obligations to the Fund.

Currency Risk is the risk that the value of the Fund's investments will fall as a result of changes in exchange rates.

Derivatives Risk is the risk that the value of the Fund's derivative investments such as options and futures transactions and swap transactions will fall, for example, because of changes in the value of the underlying reference instruments, pricing difficulties or lack of correlation with the underlying investments. The use of derivatives for other than hedging purposes may be considered a speculative activity, and involves greater risks than are involved in hedging. There is also the risk that the Fund may be unable to terminate or sell a derivatives position at an advantageous time or price.  The Fund's derivative counterparties may experience financial difficulties or otherwise be unwilling or unable to honor their obligations, possibly resulting in losses to the Fund.  This risk is greater for swaps and other over-the-counter traded derivatives. Investing in derivatives gives rise to other risks, such as leverage risk, liquidity risk, credit risk, counterparty risk, interest rate risk and market risk. The use of derivatives may cause the Fund to incur losses greater than those which would have occurred had derivatives not been used.

Emerging Markets Risk is the risk that the Fund's investments may face greater foreign securities risk. Emerging markets investments are subject to greater risks arising from political or economic instability, nationalization or confiscatory taxation, currency exchange restrictions and an issuer's unwillingness or inability to make principal or interest payments on its obligations. Emerging markets companies may be smaller and have shorter operating histories than companies in developed markets.

Equity Securities Risk is the risk that the value of the Fund's investments in equity securities could be subject to unpredictable declines in the value of individual securities and periods of below-average performance in individual securities or in the equity market as a whole. In the event an issuer is liquidated or declares bankruptcy, the claims of owners of the issuer's bonds generally take precedence over the claims of those who own preferred stock or common stock.

Extension Risk is the risk that an unexpected rise in interest rates will extend the life of a mortgage- or asset-backed security beyond the expected prepayment time, typically reducing the security's value.

Foreign Securities Risk is the risk that the value of the Fund's foreign investments will fall as a result of foreign political, social, economic, environmental, credit, informational or currency changes or other issues relating to foreign investing generally. Foreign securities may be subject to higher volatility than U.S. securities, varying degrees of regulation and limited liquidity. The Fund's investments in foreign securities may be subject to foreign withholding taxes, which would decrease the yield on those securities.

Inflation/Deflation Risk is the risk that the value of assets or income from investments will be worth less in the future as inflation decreases the present value of future payments. Deflation risk is the risk that prices throughout the economy decline over time - the opposite of inflation. Deflation may have an adverse effect on the creditworthiness of issuers and may make issuer default more likely, which may result in a decline in the value of the Fund's portfolio.

Interest Rate Risk is the risk that the value of the Fund's investments will fall if interest rates rise. Generally, the value of fixed-income securities rises when prevailing interest rates fall and falls when interest rates rise.  Interest rate risk generally is greater for funds that invest in fixed-income securities with relatively longer durations than for funds that invest in fixed-income securities with shorter durations. The value of zero-coupon securities, pay-in-kind bonds and securities with longer maturities are generally more sensitive to fluctuations in interest rates than other fixed-income securities. In addition, an economic downturn or period of rising interest rates could adversely affect the market of these securities and reduce the Fund's ability to sell them. A period of rising interest rates could negatively impact the performance of the Fund. Senior loans typically have adjustable rates. As a result, it is expected that the values of senior loans held by the Fund will fluctuate less in response to interest rate changes than will fixed-rate debt securities; however, the interest rates paid by these loans will generally decrease if interest rates fall. Senior loans and other fixed-income securities are subject to the risk that borrowers pay off the debts sooner than expected.

Issuer Risk is the risk that the value of securities may decline due to a number of reasons relating to the issuer, such as management performance, financial leverage and reduced demand for the issuer's goods and services.

Large Investor Risk is the risk associated with ownership of shares of the Fund that may be concentrated in one or a few large investors. Such investors may redeem shares in large quantities or on a frequent basis. Redemptions by a large investor can affect the performance of the Fund, may increase realized capital gains, may accelerate the realization of taxable income to shareholders and may increase transaction costs. These transactions potentially limit the use of any capital loss carryforwards and certain other losses to offset future realized capital gains (if any). Such transactions may also increase the Fund's expenses.

Leverage Risk is the risk associated with securities or practices (e.g., borrowing and the use of certain derivatives) and investment in certain types of derivatives that multiply small index, market or asset price movements into larger changes in value. Use of derivative instruments may involve leverage. When a derivative is used as a hedge against an offsetting position that the Fund also holds, any loss generated by the derivative should be substantially offset by gains on the hedged instrument, and vice versa. To the extent that the Fund uses a derivative for purposes other than as a hedge, or if the Fund hedges imperfectly, the Fund is directly exposed to the risks of that derivative and any loss generated by the derivative will not be offset by a gain. Futures are derivatives and may be subject to this type of risk.

Liquidity Risk is the risk that the Fund may be unable to find a buyer for its investments when it seeks to sell them or to receive the price it expects. Securities acquired in a private placement, such as Rule 144A securities, generally are subject to strict restrictions on resale and there may be no liquid secondary market or ready purchaser for such securities. Therefore, the Fund may be unable to dispose of such securities when it desires to do so, or at the most advantageous time or price. Liquidity issues may also make it difficult to value the Fund's investments.

Management Risk is the risk that Loomis Sayles' investment techniques will be unsuccessful and cause the Fund to incur losses.

Market Risk is the risk that the market value of a security will move up and down, sometimes rapidly and unpredictably, based upon a change in an issuer's financial condition, as well as overall market and economic conditions.

Mortgage-Related and Asset-Backed Securities Risk is the risk that the securities may be prepaid and result in the reinvestment of the prepaid amounts in securities with lower yields than the prepaid obligations. Conversely, there is a risk that an unexpected rise in interest rates will extend the life of a mortgage-related or asset-backed security beyond the expected prepayment time, typically reducing the security's value. The Fund may also incur a loss when there is a prepayment of securities that were purchased at a premium. It also includes risks associated with investing in the mortgages underlying the mortgage-backed securities. The market for mortgage-backed securities (and other asset-backed securities) has experienced high volatility and a lack of liquidity. As a result, the value of many of these securities has significantly declined. The Fund's investments in other asset-backed securities are subject to risks similar to those associated with mortgage-related securities, as well as additional risks associated with the nature of the assets and the servicing of those assets.

Small-Capitalization Companies Risk is the risk that the Fund's investments may be subject to more abrupt price movements, limited markets, increased volatility and less liquidity than investments in larger, more established companies, which could adversely affect the value of the portfolio.

Risk/Return Bar Chart and Table

The following bar chart and table give an indication of the risks of investing in the Fund by showing changes in the Fund's performance from year to year and by showing how the Fund's average annual returns for the one-year, five-year and life-of-fund periods compare to those of a broad measure of market performance. The Fund's past performance (before and after taxes) does not necessarily indicate how the Fund will perform in the future. Updated performance information is available online at www.loomissayles.com and/or by calling the Fund toll-free at 800-633-3330.

Total Returns for Institutional Class Shares

Highest Quarterly Return: Second Quarter 2009, 24.41% Lowest Quarterly Return: Fourth Quarter 2008, -18.26%

Average Annual Total Returns
(for the periods ended December 31, 2013)	Past 1 Year	Past 5 Years	Life of Fund (4/12/04)
Institutional Class - Return Before Taxes	8.49%	19.84%	9.11%
Return After Taxes on Distributions	5.52%	16.48%	6.08%
Return After Taxes on Distributions and Sale of Fund Shares	4.81%	14.57%	5.87%
Barclays U.S. Corporate High-Yield Bond Index	7.44%	18.93%	8.61%

After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on an investor's tax situation and may differ from those shown. After-tax returns shown are not relevant to investors who hold their shares through tax-deferred arrangements, such as 401(k) plans, qualified plans, education savings accounts, such as 529 plans, or individual retirement accounts.  Index performance reflects no deduction for fees, expenses or taxes.

MANAGEMENT

Investment Adviser

Loomis, Sayles & Company, L.P.

Portfolio Managers

Matthew J. Eagan, CFA, Vice President of Loomis Sayles, has served as portfolio manager of the Fund since 2004.

Daniel J. Fuss, CFA, CIC, Vice Chairman, Director and Managing Partner of Loomis Sayles, has served as portfolio manager of the Fund since 2004.

Elaine M. Stokes, Vice President of Loomis Sayles, has served as portfolio manager of the Fund since 2004.

PURCHASE AND SALE OF FUND SHARES

The following chart shows the investment minimum for the Fund:

	Minimum Initial Investment	Minimum Subsequent Investment
Institutional Class	No Minimum	No Minimum

The Fund reserves the right to create investment minimums at its sole discretion.

Shares of the Fund are offered exclusively to investors in "wrap fee" programs approved by NGAM Advisors and/or Loomis Sayles and to institutional advisory clients of Loomis Sayles or NGAM Advisors that, in each case, meet the Fund's policies as established by Loomis Sayles.

Shares normally can be redeemed only through the shareholder's wrap program sponsor for shareholders owning shares through wrap accounts or, with respect to shareholders which are institutional advisory clients of Loomis Sayles or NGAM Advisors, by contacting Loomis Sayles by telephone at 800-633-3330 or by writing to Loomis Sayles Funds, P.O. Box 219594, Kansas City, MO 64121-9594.

TAX INFORMATION

Fund distributions are generally taxable to you as ordinary income or capital gain, except for distributions to retirement plans and other investors that qualify for tax-exempt treatment under U.S. federal income tax law generally. Investments in such tax-advantaged plans will generally be taxed only upon withdrawal of monies from the tax-exempt arrangement.

PAYMENTS TO BROKER-DEALERS AND OTHER FINANCIAL INTERMEDIARIES

If you purchase the Fund through a broker-dealer or other financial intermediary (such as a bank), the Fund and its related companies may pay the intermediary for the sale of the Fund shares and related services. These payments may create a conflict of interest by influencing the broker-dealer or other intermediary and your salesperson to recommend the Fund over another investment. Ask your salesperson or visit your financial intermediary's website for more information.

fund summary

Loomis Sayles Securitized Asset Fund

INVESTMENT OBJECTIVE

The Fund's investment objective is to seek a high level of current income consistent with capital preservation.

FUND FEES & EXPENSES

The following table describes the fees and expenses that you may pay if you buy and hold shares of the Fund.*

The Fund does not impose a sales charge, a redemption fee or an exchange fee.

Annual Fund Operating Expenses

(expenses that you pay each year as a percentage of the value of your investment)*	Institutional Class
Management fees[1]	0.21%
Distribution and/or service (12b-1) fees	0.00%
Other expenses[1]	0.07%
Total annual fund operating expenses	0.28%
Fee waiver and/or expense reimbursement	0.28%
Total annual fund operating expenses after fee waiver and/or expense reimbursement	0.00%
*

The table shows net fees and expenses of the Fund as 0%, reflecting the fact that the Fund does not pay any advisory, administration or distribution and service fees, and that Loomis, Sayles & Company, L.P. ("Loomis Sayles" or the "Adviser") has agreed to pay certain expenses of the Fund. You should be aware, however, that shares of the Fund are available only to institutional investment advisory clients of Loomis Sayles and NGAM Advisors, L.P. ("NGAM Advisors") and to participants in certain approved "wrap fee" programs sponsored by broker-dealers and investment advisers that may be affiliated or unaffiliated with the Fund, Loomis Sayles or NGAM Advisors. The institutional investment advisory clients of Loomis Sayles and NGAM Advisors pay Loomis Sayles or NGAM Advisors a fee for their investment advisory services, while participants in "wrap fee" programs pay a "wrap" fee to the program's sponsor. The "wrap fee" program sponsors in turn pay fees to NGAM Advisors. Participants in "wrap fee" programs should carefully read the wrap fee brochure provided to them by their program's sponsor. The brochure is required to include information about the fees charged by the "wrap fee" program sponsor and the fees paid by such sponsor to NGAM Advisors. Investors pay no additional fees or expenses to purchase shares of the Fund. Investors will, however, indirectly pay a proportionate share of those costs, such as brokerage commissions, taxes and extraordinary expenses that are borne by the Fund through a reduction in their net asset value. See the section "Management" in the Statutory Prospectus.

[1]

The amount under Management Fees reflects the approximate amount that would be required to compensate Loomis Sayles for providing investment advisory services to the Fund (not the advisory fees charged for the entire "wrap fee" program or for the investor's separate account with Loomis Sayles), and the amount under Other Expenses reflects the amount of operating expenses of the Fund which are paid for by Loomis Sayles or its affiliates. See Note (*) above.

Example

The example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. The example assumes that you invest $10,000 in the Fund for the time periods indicated and then redeem all of your shares at the end of those periods. The example also assumes that your investment has a 5% return each year and the Fund's operating expenses remain the same.  Although your actual costs may be higher or lower, based on these assumptions your costs would be:

	1 year	3 years	5 years	10 years
Institutional Class	$0	$0	$0	$0

Portfolio Turnover

The Fund pays transaction costs, such as commissions, when it buys and sells securities (or "turns over" its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes for you if your Fund shares are held in a taxable account. These costs, which are not reflected in annual fund operating expenses or in the example, affect the Fund's performance. During its most recently ended fiscal year, the Fund's portfolio turnover rate was 244% of the average value of its portfolio.

INVESTMENTS, RISKS AND PERFORMANCE

Principal Investment Strategies

Under normal market conditions, the Fund will invest at least 80% of its net assets (plus any borrowings made for investment purposes) in a diversified portfolio of securitized assets, such as mortgage-backed and other asset-backed securities. Although under normal circumstances the Fund's investments are expected to consist primarily of mortgage-backed and other asset-backed securities similar to those in the Barclays U.S. Securitized Bond Index (the "Index"), the Fund may invest in any type of asset-backed security. In addition to residential and commercial asset-backed securities, the Fund may invest in asset-backed securities related to automobiles, credit cards, home equity loans, manufactured housing, utilities, and other miscellaneous asset-backed securities. The Fund may only buy securities that are rated investment-grade at the time of purchase by at least one of the three major rating agencies (Moody's Investors Service, Inc., Fitch Investor Services, Inc. or Standard & Poor's Ratings Group) or, if unrated, are determined by Loomis Sayles to be of comparable quality. It is expected that a majority of the Fund's securities will be rated AAA or Aaa by at least one of the rating agencies at the time of purchase. The Fund may continue to hold securities that are downgraded in credit rating subsequent to their purchase if Loomis Sayles believes it would be advantageous to do so.

The Fund may, without limitation, seek to obtain market exposure to the securities in which it primarily invests by entering into a series of purchase and sale contracts (including on a "to be announced" basis) or by using investment techniques such as buybacks and dollar rolls.

Loomis Sayles uses a bottom-up, fundamental research process to select individual securities for the Fund. The decision to buy or sell a particular security is largely driven by Loomis Sayles' view of the fundamentals of the issue compared to the prevailing market valuation, which may be higher (suggesting a potential sell decision) or lower (suggesting a potential buy decision). Loomis Sayles also may seek to construct a portfolio with risk characteristics similar, but not identical to, certain of the securities in the Index. Examples of typical risk characteristics that Loomis Sayles might consider include average life, credit quality, effective duration, yield curve exposure and sector exposure. The portfolio will not necessarily exhibit similarities with the Index for some or all risk characteristics. It is currently anticipated that the Fund's effective duration will be within +/- 1 year of the effective duration of the Index.

In deciding which securities to buy and sell, Loomis Sayles will consider, among other things, the financial strength of the issuer, current interest rates, current valuations, Loomis Sayles' expectations regarding future changes in interest rates and comparisons of the level of risk associated with particular investments with Loomis Sayles' expectations concerning the potential return of those investments.

The Fund's investments may also include, among other things, the following: fixed and floating-rate instruments, mortgage pass-through securities issued or guaranteed by agencies or instrumentalities of the U.S. Government, collateralized mortgage obligations, commercial mortgage-backed securities, mortgage-related asset-backed securities, other collateralized asset-backed securities, U.S. government securities, corporate debt securities, zero-coupon securities, step coupon securities, commercial paper, structured notes, other mortgage-related securities (including adjustable rate mortgage securities, stripped mortgage-backed securities and mortgage dollar rolls), when-issued securities and repurchase agreements. The Fund may also invest in options, futures and swaps (including credit default swaps, in which one party agrees to make periodic payments to a counterparty in exchange for the right to receive a payment in the event of a default of the underlying reference security).

The Fund may also engage in active and frequent trading of securities. Frequent trading may produce a high level of taxable gains, as well as increased trading costs, which may lower the Fund's return.

Principal Risks

The principal risks of investing in the Fund are summarized below. The Fund does not represent a complete investment program. You may lose money by investing in the Fund.

Credit Risk is the risk that the issuer or guarantor of a fixed-income security in which the Fund invests, or the counterparty to a derivatives or other transaction will fail financially or otherwise be unwilling or unable to meet their obligations to the Fund.

Derivatives Risk is the risk that the value of the Fund's derivative investments such as structured notes, options and futures transactions and swap transactions will fall, for example, because of changes in the value of the underlying reference instruments, pricing difficulties or lack of correlation with the underlying investments. The use of derivatives for other than hedging purposes may be considered a speculative activity, and involves greater risks than are involved in hedging. There is also the risk that the Fund may be unable to terminate or sell a derivatives position at an advantageous time or price.  The Fund's derivative counterparties may experience financial difficulties or otherwise be unwilling or unable to honor their obligations, possibly resulting in losses to the Fund.  This risk is greater for swaps and other over-the-counter traded derivatives. Investing in derivatives gives rise to other risks, such as leverage risk, liquidity risk, credit risk, counterparty risk, interest rate risk and market risk. The use of derivatives may cause the Fund to incur losses greater than those which would have occurred had derivatives not been used.

Extension Risk is the risk that an unexpected rise in interest rates will extend the life of a mortgage- or asset-backed security beyond the expected prepayment time, typically reducing the security's value.

Inflation/Deflation Risk is the risk that the value of assets or income from investments will be worth less in the future as inflation decreases the present value of future payments. Deflation risk is the risk that prices throughout the economy decline over time - the opposite of inflation. Deflation may have an adverse effect on the creditworthiness of issuers and may make issuer default more likely, which may result in a decline in the value of the Fund's portfolio.

Interest Rate Risk is the risk that the value of the Fund's investments will fall if interest rates rise. Generally, the value of fixed-income securities rises when prevailing interest rates fall and falls when interest rates rise.  Interest rate risk generally is greater for funds that invest in fixed-income securities with relatively longer durations than for funds that invest in fixed-income securities with shorter durations. The value of zero-coupon securities and securities with longer maturities are generally more sensitive to fluctuations in interest rates than other fixed-income securities. In addition, an economic downturn or period of rising interest rates could adversely affect the market of these securities and reduce the Fund's ability to sell them. A period of rising interest rates could negatively impact the performance of the Fund.

Issuer Risk is the risk that the value of securities may decline due to a number of reasons relating to the issuer, such as management performance, financial leverage and reduced demand for the issuer's goods and services.

Leverage Risk is the risk associated with securities or practices (e.g., borrowing and the use of certain derivatives) and investment in certain types of derivatives that multiply small index, market or asset price movements into larger changes in value. Use of derivative instruments may involve leverage. When a derivative is used as a hedge against an offsetting position that the Fund also holds, any loss generated by the derivative should be substantially offset by gains on the hedged instrument, and vice versa. To the extent that the Fund uses a derivative for purposes other than as a hedge, or if the Fund hedges imperfectly, the Fund is directly exposed to the risks of that derivative and any loss generated by the derivative will not be offset by a gain. Futures are derivatives and may be subject to this type of risk.

Liquidity Risk is the risk that the Fund may be unable to find a buyer for its investments when it seeks to sell them or to receive the price it expects. Securities acquired in a private placement, such as Rule 144A securities, generally are subject to strict restrictions on resale and there may be no liquid secondary market or ready purchaser for such securities. Therefore, the Fund may be unable to dispose of such securities when it desires to do so, or at the most advantageous time or price. Liquidity issues may also make it difficult to value the Fund's investments.

Management Risk is the risk that Loomis Sayles' investment techniques will be unsuccessful and cause the Fund to incur losses.

Market Risk is the risk that the market value of a security will move up and down, sometimes rapidly and unpredictably, based upon a change in an issuer's financial condition, as well as overall market and economic conditions.

Mortgage-Related and Asset-Backed Securities Risk is the risk that the securities may be prepaid and result in the reinvestment of the prepaid amounts in securities with lower yields than the prepaid obligations. Conversely, there is a risk that an unexpected rise in interest rates will extend the life of a mortgage-related or asset-backed security beyond the expected prepayment time, typically reducing the security's value. The Fund may also incur a loss when there is a prepayment of securities that were purchased at a premium. It also includes risks associated with investing in the mortgages underlying the mortgage-backed securities. The market for mortgage-backed securities (and other asset-backed securities) has experienced high volatility and a lack of liquidity. As a result, the value of many of these securities has significantly declined. The Fund's investments in other asset-backed securities are subject to risks similar to those associated with mortgage-related securities, as well as additional risks associated with the nature of the assets and the servicing of those assets.

Risk/Return Bar Chart and Table

The following bar chart and table give an indication of the risks of investing in the Fund by showing changes in the Fund's performance from year to year and by showing how the Fund's average annual returns for the one-year, five-year and life-of-fund periods compare to those of a broad measure of market performance. The Fund's past performance (before and after taxes) does not necessarily indicate how the Fund will perform in the future.Updated performance information is available online at www.loomissayles.com and/or by calling the Fund toll-free at 800-633-3330.

Total Returns for Institutional Class Shares

Highest Quarterly Return: Third Quarter 2009, 8.33% Lowest Quarterly Return: Fourth Quarter 2008, -6.12%

Average Annual Total Returns
(for the periods ended December 31, 2013)	Past 1 Year	Past 5 Years	Life of Fund (3/2/06)
Institutional Class - Return Before Taxes	0.07%	10.14%	6.67%
Return After Taxes on Distributions	-2.32%	7.85%	4.53%
Return After Taxes on Distributions and Sale of Fund Shares	0.04%	7.13%	4.39%
Barclays U.S. Securitized Bond Index	-1.31%	4.39%	4.87%

After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on an investor's tax situation and may differ from those shown. After-tax returns shown are not relevant to investors who hold their shares through tax-deferred arrangements, such as 401(k) plans, qualified plans, education savings accounts, such as 529 plans, or individual retirement accounts.  Index performance reflects no deduction for fees, expenses or taxes.

MANAGEMENT

Investment Adviser

Loomis, Sayles & Company, L.P.

Portfolio Managers

Ian Anderson, Vice President of Loomis Sayles, has served as portfolio manager of the Fund since 2013.

Alessandro Pagani, CFA, Vice President of Loomis Sayles, has served as portfolio manager of the Fund since 2010.

Clifton V. Rowe, CFA, Vice President of Loomis Sayles, has served as portfolio manager of the Fund since 2006.

PURCHASE AND SALE OF FUND SHARES

The following chart shows the investment minimum for the Fund:

	Minimum Initial Investment	Minimum Subsequent Investment
Institutional Class	No Minimum	No Minimum

The Fund reserves the right to create investment minimums at its sole discretion.

Shares of the Fund are offered exclusively to investors in "wrap fee" programs approved by NGAM Advisors and/or Loomis Sayles and to institutional advisory clients of Loomis Sayles or NGAM Advisors that, in each case, meet the Fund's policies as established by Loomis Sayles.

Shares normally can be redeemed only through the shareholder's wrap program sponsor for shareholders owning shares through wrap accounts or, with respect to shareholders which are institutional advisory clients of Loomis Sayles or NGAM Advisors, by contacting Loomis Sayles by telephone at 800-633-3330 or by writing to Loomis Sayles Funds, P.O. Box 219594, Kansas City, MO 64121-9594.

TAX INFORMATION

Fund distributions are generally taxable to you as ordinary income or capital gain, except for distributions to retirement plans and other investors that qualify for tax-exempt treatment under U.S. federal income tax law generally. Investments in such tax-advantaged plans will generally be taxed only upon withdrawal of monies from the tax-exempt arrangement.

PAYMENTS TO BROKER-DEALERS AND OTHER FINANCIAL INTERMEDIARIES

If you purchase the Fund through a broker-dealer or other financial intermediary (such as a bank), the Fund and its related companies may pay the intermediary for the sale of the Fund shares and related services. These payments may create a conflict of interest by influencing the broker-dealer or other intermediary and your salesperson to recommend the Fund over another investment. Ask your salesperson or visit your financial intermediary's website for more information.

more information about investment strategies

more information about investment strategies

Loomis Sayles High Income Opportunities Fund

Investment Objective

The Fund's investment objective is high current income. Capital appreciation is the Fund's secondary objective. The Fund's investment objective may be changed without shareholder approval. The Fund will provide prior written notice to shareholders before changing the investment objective.

Principal Investment Strategies

Under normal market conditions, the Fund will invest substantially all of its assets, and may invest up to 100% of its assets, in high income securities ("High-Income Securities"). High-Income Securities are fixed-income securities that Loomis Sayles believes have the potential to generate relatively high levels of current income. High-Income Securities are often rated below investment-grade (below investment-grade securities are sometimes referred to as "high-yield securities" or "junk bonds"). Below investment-grade fixed-income securities are rated below investment-grade quality (i.e., none of the three major rating agencies (Moody's Investors Service, Inc., Fitch Investor Services, Inc. or Standard & Poor's Ratings Group) have rated the securities in one of their respective top four rating categories). The Fund's fixed-income securities investments may include unrated securities (securities that are not rated by a rating agency) if Loomis Sayles determines that the securities are of comparable quality to rated securities that the Fund may purchase. The Fund may invest approximately 20% of its assets in investment-grade fixed-income securities. The Fund may invest a portion of its assets in senior floating-rate loans made to U.S. and foreign borrowers. A significant portion of the securities purchased by the Fund may be issued by smaller-capitalization companies. There is no minimum rating for debt in which the Fund may invest.

Under normal market conditions, the Fund may invest up to 40% of its assets in debt obligations of foreign companies, foreign governments and their subdivisions, agencies, instrumentalities and sponsored entities ("Foreign Securities"), including emerging market securities. The Fund may invest without limit in obligations of supranational entities (e.g., the World Bank). The Fund may also invest in derivatives, including swaps (including credit default swaps, in which one party agrees to make periodic payments to a counterparty in exchange for the right to receive a payment in the event of a default of the underlying reference security), purchasing or selling options or futures contracts to hedge interest rate risk.

The Fund's investments may include, among other things, corporate debt securities, U.S. government obligations, U.S. dollar-denominated foreign securities, zero-coupon and pay-in-kind securities, loan assignments and participations, delayed funding loans and revolving credit facilities, commercial paper, mortgage-backed securities, collateralized mortgage obligations, mortgage dollar rolls, collateralized debt and loan obligations and other asset-backed securities, securities issued pursuant to Rule 144A under the Securities Act of 1933 ("Rule 144A securities"), when-issued securities, municipal bonds, repurchase agreements, debt-linked and equity-linked securities, convertible securities, preferred shares and illiquid securities.

In deciding which High-Income Securities to buy and sell, Loomis Sayles will consider, among other things, the financial strength of the issuer, yield, coupon rate, current interest rates, current valuations and comparisons of the level of risk associated with particular investments with Loomis Sayles' expectations concerning the potential return of those types of investments. As part of its investment approach, Loomis Sayles generally seeks fixed-income securities of issuers whose credit profiles Loomis Sayles believes have the potential to stabilize or improve. With respect to investments in foreign securities, Loomis Sayles will consider the global economic environment, and the economic environment of the relevant country, taking into account factors such as GDP growth, inflation and other economic conditions, monetary policy, fiscal policy, leadership and social stability.

Loomis Sayles may invest significantly in securities whose price Loomis Sayles believes is more sensitive to events related to the underlying issuer than to changes in general interest rates or overall market default rates.

Loomis Sayles Securitized Asset Fund

Investment Objective

The Fund's investment objective is to seek a high level of current income consistent with capital preservation. The Fund's investment objective may be changed without shareholder approval. The Fund will provide prior written notice to shareholders before changing the investment objective.

Principal Investment Strategies

Under normal market conditions, the Fund will invest at least 80% of its net assets (plus any borrowings made for investment purposes) in a diversified portfolio of securitized assets, such as mortgage-backed and other asset-backed securities. Although under normal circumstances the Fund's investments are expected to consist primarily of mortgage-backed and other asset-backed securities similar to those in the Barclays U.S. Securitized Bond Index (the "Index"), the Fund may invest in any type of asset-backed security. In addition to residential and commercial asset-backed securities, the Fund may invest in asset-backed securities related to automobiles, credit cards, home equity loans, manufactured housing, utilities, and other miscellaneous asset-backed securities. The Fund may only buy securities that are rated investment-grade at the time of purchase by at least one of the three major rating agencies (Moody's Investors Service, Inc., Fitch Investor Services, Inc. or Standard & Poor's Ratings Group) or, if unrated, are determined by Loomis Sayles to be of comparable quality. It is expected that a majority of the Fund's securities will be rated AAA or Aaa by at least one of the rating agencies at the time of purchase. The Fund may continue to hold securities that are downgraded in credit rating subsequent to their purchase if Loomis Sayles believes it would be advantageous to do so.

The Fund may, without limitation, seek to obtain market exposure to the securities in which it primarily invests by entering into a series of purchase and sale contracts (including on a "to be announced" basis) or by using investment techniques such as buybacks and dollar rolls.

Loomis Sayles uses a bottom-up, fundamental research process to select individual securities for the Fund. The decision to buy or sell a particular security is largely driven by Loomis Sayles' view of the fundamentals of the issue compared to the prevailing market valuation, which may be higher (suggesting a potential sell decision) or lower (suggesting a potential buy decision). Loomis Sayles also may seek to construct a portfolio with risk characteristics similar, but not identical to, certain of the securities in the Index. Examples of typical risk characteristics that Loomis Sayles might consider include average life, credit quality, effective duration, yield curve exposure and sector exposure. The portfolio will not necessarily exhibit similarities with the Index for some or all risk characteristics. It is currently anticipated that the Fund's effective duration will be within +/- 1 year of the effective duration of the Index.

In deciding which securities to buy and sell, Loomis Sayles will consider, among other things, the financial strength of the issuer, current interest rates, current valuations, Loomis Sayles' expectations regarding future changes in interest rates and comparisons of the level of risk associated with particular investments with Loomis Sayles' expectations concerning the potential return of those investments.

The Fund's investments may also include, among other things, the following: fixed and floating-rate instruments, mortgage pass-through securities issued or guaranteed by agencies or instrumentalities of the U.S. Government, collateralized mortgage obligations, commercial mortgage-backed securities, mortgage-related asset-backed securities, other collateralized asset-backed securities, U.S. government securities, corporate debt securities, zero-coupon securities, step coupon securities, commercial paper, structured notes, other mortgage-related securities (including adjustable rate mortgage securities, stripped mortgage-backed securities and mortgage dollar rolls), when-issued securities and repurchase agreements. The Fund may also invest in options, futures and swaps (including credit default swaps, in which one party agrees to make periodic payments to a counterparty in exchange for the right to receive a payment in the event of a default of the underlying reference security).

The Fund may also engage in active and frequent trading of securities. Frequent trading may produce a high level of taxable gains, as well as increased trading costs, which may lower the Fund's return.

In accordance with applicable Securities and Exchange Commission requirements, the Fund will notify shareholders prior to any change to the 80% policy discussed above taking effect.

Frequent Trading The Fund may also engage in active and frequent trading of securities. Frequent trading may produce a high level of taxable gains, as well as increased trading costs, which may lower the Fund's return.

TEMPORARY DEFENSIVE MEASURES

Each Fund may hold any portion of its assets in cash (U.S. dollars, foreign currencies or multinational currency units) and/or invest in money market instruments or high-quality debt securities as Loomis Sayles deems appropriate. A Fund may miss certain investment opportunities if it uses defensive strategies and thus may not achieve its investment objective.

DERIVATIVES TRANSACTIONS

Each Fund may use derivatives, which are financial contracts whose value depends upon or is derived from the value of an underlying asset, reference rate or index. Examples of derivatives include options, futures and swap transactions (including credit default swaps), forward transactions and foreign currency transactions. The Funds may (but are not required to) use derivatives as part of a strategy designed to reduce exposure to other risks, such as risks associated with changes in interest rates or currency risk ("hedging"). When a derivative is used as a hedge against an offsetting position that a Fund also holds, any loss generated by the derivative security should be substantially offset by a gain on the hedged instrument, and vice versa. To the extent that the Fund uses a derivative for purposes other than as a hedge, or if the Fund hedges imperfectly, the Fund is directly exposed to the risks of that derivative and any loss generated by the derivative will not be offset by a gain. The Funds may also use derivatives for leverage, which increases opportunities for gain, to earn income, enhance yield or broaden the Fund's diversification by gaining exposure to issuers, indices, sectors, currencies and/or geographic regions.

REPURCHASE AGREEMENTS

Under a repurchase agreement, a Fund purchases a security and obtains a simultaneous commitment from the seller (a bank or, to the extent permitted by the Investment Company Act of 1940, (the "1940 Act"), a recognized securities dealer) to repurchase the security at an agreed-upon price and date (usually seven days or less from the date of original purchase). The resale price is in excess of the purchase price and reflects an agreed-upon market rate of interest unrelated to the coupon rate on the purchased security. Such transactions afford the Fund the opportunity to earn a return on its cash at what is expected to be minimal market risk. The Fund may invest in a repurchase agreement that does not produce a positive return to the Fund if Loomis Sayles believes it is appropriate to do so under the circumstances (for example, to help protect the Fund's uninvested cash against the risk of loss during periods of market turmoil). There is a risk that the seller may fail to repurchase the underlying security. In such event, the Fund would attempt to exercise rights with respect to the underlying security, including possible disposition in the market. However, the Fund may be subject to various delays and risks of loss, including possible declines in the value of the underlying security, possible reduced levels of income, inability to enforce rights and expenses involved in attempted enforcement. Repurchase agreements maturing in more than seven days may be considered illiquid securities.

SECURITIES LENDING

Each Fund may lend a portion of its portfolio securities to brokers, dealers and other financial institutions, provided that a number of conditions are satisfied, including that the loan is fully collateralized. Please see the section "Investment Strategies" in the Statement of Additional Information (the "SAI") for details. When a Fund lends portfolio securities, its investment performance will continue to reflect changes in the value of the securities loaned, and the Fund will also receive a fee or interest on the collateral. These fees or interest are income to a Fund, although the Fund often must share the income with the securities lending agent and/or the borrower. Securities lending involves, among other risks, the risk of loss of rights in the collateral or delay in recovery of the collateral if the borrower fails to return the security loaned or becomes insolvent. The Funds may pay lending fees to the party arranging the loan. In addition, any investment of cash is generally at the sole risk of a Fund. Any income or gains and losses from investing and reinvesting any cash collateral delivered by a borrower pursuant to a loan are generally at the Fund's risk, and to the extent any such losses reduce the amount of cash below the amount required to be returned to the borrower upon the termination of any loan, the Fund may be required by the securities lending agent to pay or cause to be paid to such borrower an amount equal to such shortfall in cash, possibly requiring it to liquidate other portfolio securities to satisfy its obligations. Each Fund's securities lending activities are implemented pursuant to policies and procedures approved by the Board of Trustees and are subject to Board oversight.

TRANSACTIONS WITH OTHER INVESTMENT COMPANIES

Pursuant to the Securities and Exchange Commission (the "SEC") exemptive relief, each Fund may be permitted to invest its daily cash balances in shares of money market and short-term bond funds advised by NGAM Advisors, L.P. ("NGAM Advisors")(an affiliate of Loomis Sayles) or its affiliates ("Central Funds"). The Central Funds currently include one money market fund: the Daily Income Fund. The Daily Income Fund is advised by Reich & Tang Asset Management, LLC ("Reich & Tang"). Because Loomis Sayles, NGAM Advisors and Reich & Tang are subsidiaries of Natixis Global Asset Management, L.P. ("Natixis US"), the Funds and the Central Funds may be considered to be related companies comprising a "group of investment companies" under the 1940 Act.

Pursuant to such exemptive relief, the Funds may also borrow and lend money for temporary or emergency purposes directly to and from other funds through an interfund credit facility. In addition to the Funds and the Central Funds, series of the following mutual fund groups may also be able to participate in the facility: Natixis Funds Trust I (except the CGM Advisor Targeted Equity Fund series), Natixis Funds Trust II (except the Loomis Sayles Senior Floating Rate and Fixed Income Fund), Natixis Funds Trust IV, Harris Associates Investment Trust, Loomis Sayles Funds I, Loomis Sayles Funds II and Gateway Trust. The advisers and subadvisers to these mutual funds currently include AEW Capital Management, L.P., AlphaSimplex Group, LLC, Gateway Investment Advisers, LLC, Hansberger Global Investors, Inc., Harris Associates, L.P., Loomis Sayles, McDonnell Investment Management, LLC, NGAM Advisors, Reich & Tang, Vaughan Nelson Investment Management, L.P. and Westpeak Global Advisors, LLC ("Westpeak"). Each of these advisers and subadvisers (except Westpeak) are subsidiaries of Natixis US and are thus "affiliated persons" under the 1940 Act by reason of being under common control by Natixis US. In addition, because the Funds, and other funds, are advised by firms that are affiliated with one another, they may be considered to be related companies comprising a "group of investment companies" under the 1940 Act. The Daily Income Fund will participate in the credit facility only as a lender. Participation in such an interfund lending program would be voluntary for both borrowing and lending funds, and a Fund would participate in an interfund lending program only if the Fund's Board of Trustees determined that doing so would benefit a Fund. Should a Fund participate in such an interfund lending program, the Fund's Board of Trustees would establish procedures for the operation of the program by the advisers or an affiliate. The Funds may engage in the transactions described above without further notice to shareholders. The Funds may also make investments in related investment companies to the extent permitted by SEC regulations.

PERCENTAGE INVESTMENT LIMITATIONS

Except as set forth in the SAI, the percentage limitations set forth in this prospectus and the SAI apply at the time an investment is made and shall not be considered violated unless an excess or deficiency occurs or exists immediately after and as a result of such investment.

PORTFOLIO HOLDINGS

A description of the Funds' policies and procedures with respect to the disclosure of each Fund's portfolio securities is available in the Funds' SAI.

A "snapshot" of each Fund's investments may be found in each Fund's annual and semiannual reports. In addition, a list of each Fund's full portfolio holdings, which is updated monthly after an aging period of at least 30 days, is available on the Funds' website at www.loomissayles.com (click on "Mutual Funds" and then "Holdings"). These holdings will remain accessible on the website until each Fund files its Form N-CSR or Form N-Q with the SEC for the period that includes the date of the information. In addition, a list of each Fund's top 10 holdings as of the month-end is generally available within 7 business days after the month-end on the Funds' website at www.loomissayles.com (click on "Mutual Funds" and then "Holdings"). Please see the back cover of this prospectus for more information on obtaining a copy of a Fund's current annual or semiannual report.

more about risk

more about risk

This section provides more information on certain principal risks that may affect a Fund's portfolio, as well as information on additional risks a Fund may be subject to because of its investments or practices. In seeking to achieve their investment goals, the Funds may also invest in various types of securities and engage in various investment practices which are not a principal focus of the Funds and therefore are not described in this prospectus. These securities and investment practices and their associated risks are discussed in the Funds' SAI, which is available without charge upon request (see back cover).

BELOW INVESTMENT-GRADE FIXED-INCOME SECURITIES RISK

Below investment-grade fixed-income securities, also known as "junk bonds," are rated below investment-grade quality and may be considered speculative with respect to the issuer's continuing ability to make principal and interest payments. To be considered rated below investment-grade quality, none of the three major rating agencies (Moody's Investors Service, Inc., Fitch Investor Services, Inc. or Standard & Poor's Ratings Group) must have rated the security in one of their respective top four rating categories at the time a Fund acquires the security or, if the security is unrated, the portfolio managers must have determined it to be of comparable quality. Analysis of the creditworthiness of issuers of below investment-grade securities may be more complex than for issuers of higher-quality debt securities, and the Fund's ability to achieve its investment objectives may, to the extent the Fund invests in below investment-grade securities, be more dependent upon the portfolio managers' credit analysis than would be the case if the Fund were investing in higher-quality securities. The issuers of these securities may be in default or have a currently identifiable vulnerability to default on their payments of principal and interest, or may otherwise present elements of danger with respect to payments of principal or interest. However, a Fund will not invest in securities that are in default as to payment of principal and interest at the time of purchase, but may continue to hold securities that go into default after purchase.

Below investment-grade securities may be more susceptible to real or perceived adverse economic and competitive industry conditions than higher-grade securities. Yields on below investment-grade securities will fluctuate. If the issuer of below investment-grade securities defaults, a Fund may incur additional expenses to seek recovery.

The secondary markets in which below investment-grade securities are traded may be less liquid than the market for higher-grade securities. A lack of liquidity in the secondary trading markets could adversely affect the price at which the Fund could sell a particular below investment-grade security when necessary to meet liquidity needs or in response to a specific economic event, such as a deterioration in the creditworthiness of the issuer, and could adversely affect and cause large fluctuations in the net asset value ("NAV") of a Fund's shares. Adverse publicity and investor perceptions may decrease the values and liquidity of high yield securities generally.

It is reasonable to expect that any adverse economic conditions could disrupt the market for below investment-grade securities, have an adverse impact on the value of such securities and adversely affect the ability of the issuers of such securities to repay principal and pay interest thereon. New laws and proposed new laws may adversely impact the market for below investment-grade fixed-income securities.

CREDIT RISK

This is the risk that the issuer or the guarantor of a fixed-income security, the issuer or guarantor of a security backing the asset-backed securities in which a Fund invests, or the counterparty to a derivatives or an over-the-counter transaction will be unable or unwilling to make timely payments of interest or principal or to otherwise honor its obligations. Each Fund will be subject to credit risk to the extent that it invests in fixed-income securities or is a party to derivatives or over-the-counter transactions.

Funds that invest in below investment-grade fixed-income securities are subject to greater credit risk (because such securities are subject to a greater risk of default) and market risk than funds that invest in higher quality fixed-income securities. Below investment-grade fixed-income securities are considered predominantly speculative with respect to the ability of the issuer to make timely principal and interest payments.

The Funds' investments in securities issued by U.S. government agencies are subject to credit risk. Agencies of the U.S. government are guaranteed as to the payment of principal and interest of the relevant entity but are not backed by the full faith and credit of the U.S. government. An event affecting the guaranteeing entity could adversely affect the payment of principal or interest or both on the security, and therefore, these types of securities should be considered to be riskier than U.S. government securities.

Funds that invest in fixed-income securities issued in connection with corporate restructurings by highly leveraged issuers or in fixed-income securities that are not current in the payment of interest or principal (i.e., in default) will be subject to greater credit risk.

Funds that invest in foreign securities are subject to increased credit risk, because, for example, of the difficulties of requiring foreign entities to honor their contractual commitments and because a financial reporting and other standards are often less robust in foreign countries.

CURRENCY RISK

This is the risk that fluctuations in exchange rates between the U.S. dollar and foreign currencies or between two or more foreign currencies may cause the value of a Fund's investments to decline. Funds that may invest in securities or other instruments denominated in, or receive revenues in, foreign currency are subject to currency risk. Loomis Sayles may elect not to hedge currency risk or may hedge imperfectly, which may cause the Fund to incur losses that would not have been incurred had the risk been hedged. The market for some (or all) currencies may from time to time have low trading volume and become illiquid, which may prevent a Fund from effecting positions or from promptly liquidating unfavorable positions in such markets, thus subjecting the Fund to substantial losses.

DERIVATIVES RISK

As described herein and in the SAI, the use of derivatives involves special risks. To the extent that a Fund uses a derivative security for purposes other than as a hedge, or if a Fund hedges imperfectly, a Fund is directly exposed to the risks of that derivative security and any loss generated by the derivative security will not be offset by a gain. A Fund may also use derivatives for leverage, which increases opportunities for gain but also involves greater risk of loss due to leverage risk, and to earn income, enhance yield or broaden the Fund's diversification by gaining exposure to issuers, indices, sectors, currencies and/or geographic regions. The use of derivatives for these purposes entails greater risk than using derivatives solely for hedging purposes.

Funds that use derivatives also face additional risks, such as liquidity risk, market risk, management risk, the credit and counterparty risk relating to a broker, futures commodity market or other party to a derivative contract (which is greater for forward currency contracts, swaps and other over-the-counter derivatives), the risk of difficulties in pricing and valuation, the risk of ambiguous documentation and the risk that changes in the value of a derivative may not correlate perfectly with relevant assets, rates or indices. This could, for example, cause a derivative transaction to imperfectly hedge the risk which it was intended to hedge. A Fund's use of derivative instruments may involve risks greater than the risks associated with investing directly in securities and other traditional investments, may cause the Fund to lose more than the principal amount invested and may subject a Fund to the potential for unlimited loss. A Fund may be required to sell other securities at inopportune times to meet collateral requirements on its derivatives transactions. In addition, a Fund's use of derivatives may increase or accelerate the amount of taxes payable by shareholders. Also, suitable derivative transactions may not be available in all circumstances and there can be no assurance that a Fund will engage in these transactions to reduce exposure to other risks when that would be beneficial or that, if used, such strategies will be successful.

Recently, several broker-dealers and other financial institutions have experienced extreme financial difficulty, sometimes resulting in bankruptcy of the institution. There can be no assurance that the Fund's counterparties will not experience similar difficulties, possibly resulting in losses to the Fund. Losses resulting from the use of derivatives will reduce the Fund's NAV, and possibly income, and the losses may be significantly greater than if derivatives had not been used. When used, derivatives may increase the amount and affect the timing and character of taxes payable by shareholders.

EMERGING MARKETS RISK

Economic and Political Risks. Emerging market countries often experience instability in their political and economic structures and have less market depth, infrastructure, capitalization and regulatory oversight than more developed markets. Government actions could have a significant impact on the economic conditions in such countries, which in turn would affect the value and liquidity of the assets of a Fund invested in emerging market securities. Specific risks that could decrease a Fund's return include seizure of a company's assets, restrictions imposed on payments as a result of blockages on foreign currency exchanges and unanticipated social or political occurrences.

The ability of the government of an emerging market country to make timely payments on its debt obligations will depend on many factors, including the extent of its reserves, fluctuations in interest rates and access to international credit and investments. A country that has non-diversified exports or relies on certain key imports will be subject to greater fluctuations in the pricing of those commodities. Failure to generate sufficient earnings from foreign trade will make it difficult for an emerging market country to service its foreign debt.

Companies trading in developing securities markets are generally smaller and have shorter operating histories than companies trading in developed markets. Foreign investors may be required to register the proceeds of sales. Settlement of securities transactions in emerging markets may be subject to risk of loss and may be delayed more often than transactions settled in the United States. Disruptions resulting from social and political factors may cause the securities markets to close. If extended closings were to occur, the liquidity and value of the Fund's assets invested in corporate debt obligations of emerging market companies would decline.

Investment Controls; Repatriation. Foreign investment in emerging market country debt securities is restricted or controlled to varying degrees. These restrictions may at times limit or preclude foreign investment in certain emerging market country debt securities. Certain emerging market countries require government approval of investments by foreign persons, limit the amount of investments by foreign persons in a particular issuer, limit investments by foreign persons only to a specific class of securities of an issuer that may have less advantageous rights than the classes available for purchase by domiciliaries of the countries and/or impose additional taxes or controls on foreign investors or currency transactions. Certain emerging market countries may also restrict investment opportunities in issuers in industries deemed important to national interests.

Emerging market countries may require governmental approval for the repatriation of investment income, capital or proceeds of sale of securities by foreign investors. In addition, if a deterioration occurs in an emerging market country's balance of payments, the country could impose temporary restrictions on foreign capital remittances. A Fund could be adversely affected by delays in, or a refusal to grant, any required governmental approval for repatriation of capital, as well as by the application to a Fund of any restrictions on investments. Investing in local markets in emerging market countries may require a Fund to adopt special procedures, seek local governmental approvals or take other actions, each of which may involve additional costs to a Fund.

EQUITY SECURITIES RISK

The value of the Fund's investments in equity securities is subject to the risks of unpredictable declines in the value of individual securities and periods of below-average performance in individual securities, industries or in the equity market as a whole. The market value of a security can change daily due to political, economic and other events that affect the securities markets generally, as well as those that affect particular companies or governments. These price movements, sometimes called volatility, will vary depending on the types of securities the Fund owns and the markets in which they trade. Historically, the equity markets have moved in cycles, and the value of the Fund's equity securities may fluctuate drastically from day to day. Individual companies may report poor results or be negatively affected by industry and/or economic trends and developments. The prices of securities issued by such companies may suffer a decline in response to such trends and developments. In addition, the value of stock in the Fund's portfolio may decline for a number of reasons that relate directly to the issuer. Those reasons may include, among other things, management performance, the effects of financial leverage and reduced demand for a company's goods and services. Equity securities may take the form of stock in corporation, limited partnership interests, interests in limited liability companies, REITs or other trusts and other similar securities. Rule 144A securities may be less liquid than other equity securities. Equity securities may include common stock, preferred stocks, warrants, securities convertible into common and preferred stocks and other equity-like interests in an entity. In the event an issuer is liquidated or declares bankruptcy, the claims of owners of the issuer's bonds generally take precedence over the claims of those who own preferred stock or common stock.

EXTENSION RISK

This is the risk that an unexpected rise in interest rates will extend the life of a mortgage- or asset-backed security beyond the expected prepayment time, typically reducing the security's value.

FOREIGN SECURITIES RISK

This is the risk associated with investments in issuers that are located or do business in foreign countries. The Loomis Sayles High Income Opportunities Fund is subject to this risk because it may invest up to 40% of its assets in securities of non-U.S. issuers. A Fund's investments in foreign securities may be less liquid and may experience more rapid and extreme changes in value than investments in securities of U.S. issuers.

The securities markets of many foreign countries are relatively small, with a limited number of issuers and a small number of securities. In addition, foreign companies often are not subject to the same degree of regulation as U.S. companies. Reporting, accounting and auditing standards of foreign countries differ, in some cases significantly, from U.S. standards. Among other things, nationalization, expropriation or confiscatory taxation, currency blockage, political changes or diplomatic developments can cause the value of a Fund's investments in a foreign country to decline. In the event of nationalization, expropriation or other confiscation, a Fund could lose its entire foreign investment. These risks also apply to securities of foreign issuers traded in the United States or through depositary receipt programs such as American Depositary Receipts.

Funds that invest in emerging markets may face greater foreign risk since emerging market countries may be more likely to experience political and economic instability. See "Emerging Markets Risk."

Although the Funds will invest only in U.S. dollar-denominated securities, the value of these securities may be adversely affected by changes in currency exchange rates.

INFLATION/DEFLATION RISK

Inflation risk is the risk that the value of assets or income from investments will be worth less in the future as inflation decreases the present value of future payments. Deflation risk is the risk that prices throughout the economy decline over time (the opposite of inflation). Deflation may have an adverse effect on the creditworthiness of issuers and may make issuer default more likely, which may result in a decline in the value of a Fund's portfolio.

INTEREST RATE RISK

This is the risk that changes in interest rates will affect the value of a Fund's investments in fixed-income securities, such as bonds, notes, asset-backed securities and other income-producing securities and derivatives. Fixed-income securities are obligations of the issuer to make payments of principal and/or interest on future dates. Generally, the value of fixed-income securities rises when prevailing interest rates fall and falls when interest rates rise.  Changes in interest rates may cause the value of a Fund's investments to decline.

Even Funds that generally invest a significant portion of their assets in high quality fixed-income securities are subject to interest rate risk. Interest rate risk is greater for funds that generally invest a significant portion of their assets in below investment-grade fixed-income securities (commonly known as "junk bonds") or comparable unrated securities. Interest rate risk also is greater for funds that generally invest in fixed-income securities with longer maturities or durations than for funds that invest in fixed-income securities with shorter maturities or durations.

Interest rate risk is compounded for Funds when they invest a significant portion of their assets in mortgage-related or asset-backed securities because the value of mortgage-related and asset-backed securities generally is more sensitive to changes in interest rates than other types of fixed-income securities. In addition, these types of securities are subject to the risk of prepayment when interest rates fall, which generally results in lower returns because Funds that hold these types of securities must reinvest assets previously invested in these types of securities in fixed-income securities with lower interest rates.

Funds also face increased interest rate risk when they invest in fixed-income securities paying no current interest (such as zero-coupon securities and principal-only securities) interest-only securities and fixed-income securities paying non-cash interest in the form of other fixed-income securities because the prices of those types of securities tend to react more to changes in interest rates.

ISSUER RISK

The value of a Fund's investments may decline for a number of reasons that directly relate to an issuer, such as management performance, financial leverage and reduced demand for the issuer's goods and services. Because asset-backed securities are typically pools of other securities or assets, this risk also relates to the issuer of securities backing the asset-backed securities in which a Fund invests.

LARGE INVESTOR RISK

Ownership of shares of the Fund may be concentrated in one or a few large investors. Such investors may redeem shares in large quantities or on a frequent basis. Redemptions by a large investor can affect the performance of the Fund, may increase realized capital gains, may accelerate the realization of taxable income to shareholders and may increase transaction costs. These transactions potentially limit the use of any capital loss carryforwards and certain other losses to offset future realized capital gains (if any). Such transactions may also increase the Fund's expenses.

LEVERAGE RISK

When a Fund borrows money or otherwise leverages its portfolio, the value of an investment in the Fund will be more volatile, and all other risks are generally compounded. Funds face this risk if they create leverage by using investments such as reverse repurchase agreements, inverse floating-rate instruments or derivatives, or by borrowing money. The use of leverage may lead to losses that are greater than if the Fund had not used leverage.

LIQUIDITY RISK

Liquidity risk exists when particular investments are difficult to purchase or sell, possibly preventing a Fund from selling these illiquid securities at the price or at the time desired. Liquidity issues could also make it difficult to value a Fund's investments, which could also negatively impact NAV. An unrated security may be less liquid than a comparable rated security and involves the risk that Loomis Sayles may not accurately evaluate the security's comparative credit rating. Derivatives and securities that involve substantial interest rate or credit risk tend to involve greater liquidity risk. In addition, liquidity risk tends to increase to the extent a Fund invests in securities whose sale may be restricted by law or by contract, such as Rule 144A securities. Investment in derivatives may be less liquid when compared to other investments, especially during periods of market stress.

MANAGEMENT RISK

Management risk is the risk that Loomis Sayles' investment techniques could fail to achieve a Fund's objective and could cause your investment in a Fund to lose value. Each Fund is subject to management risk because each Fund is actively managed by Loomis Sayles. Loomis Sayles will apply its investment techniques and risk analyses in making investment decisions for each Fund, but there can be no guarantee that Loomis Sayles' decisions will produce the desired results. For example, securities that Loomis Sayles expects may appreciate in value may in fact decline. Similarly, in some cases derivative and other investment techniques may be unavailable or Loomis Sayles may decide not to use them, even under market conditions where their use could have benefited a Fund.

MARKET RISK

This is the risk that the value of a Fund's investments will change as financial markets fluctuate and that prices overall may decline. The value of a company's securities may fall as a result of factors that directly relate to that company, such as decisions made by its management or lower demand for the company's products or services. A security's value also may fall because of factors affecting not just the issuer of a security, but companies in its industry or in a number of different industries, such as increases in production costs. The value of a company's securities also may be affected by changes in financial market or other economic conditions, such as changes in interest rates or currency exchange rates. In addition, a company's stock generally pays dividends only after the company makes required payments to holders of its bonds or other debt. For this reason, the value of the stock will usually react more strongly than bonds and other fixed-income securities to actual or perceived changes in the company's financial condition or prospects. Market risk tends to be greater when a Fund invests in fixed-income securities with longer maturities.

Initial public offering securities tend to involve greater market risk than other equity securities due, in part, to public perception and the lack of public information and trading history. This may impact a Fund's performance and result in higher portfolio turnover, which may increase the tax liability to shareholders and the brokerage expenses incurred by the Fund.

MORTGAGE-RELATED AND ASSET-BACKED SECURITIES RISK

Mortgage-related securities, such as Government National Mortgage Association certificates or securities issued by the Federal National Mortgage Association, differ from traditional fixed-income securities. Among the major differences are that interest and principal payments are made more frequently, usually monthly, and that principal may be prepaid at any time because the underlying mortgage loans generally may be prepaid at any time. As a result, if a Fund purchases these assets (or other asset-backed securities) at a premium, a faster-than-expected prepayment rate will reduce yield to maturity, and a slower-than-expected prepayment rate will increase yield to maturity. If a Fund purchases mortgage-related securities (or other asset-backed securities) at a discount, faster-than-expected prepayments will increase, and slower-than-expected prepayments will reduce, yield to maturity. Prepayments, and resulting amounts available for reinvestment by the Fund, are likely to be greater during a period of declining interest rates and, as a result, are likely to be reinvested at lower interest rates. Accelerated prepayments on securities purchased at a premium may result in a loss of principal if the premium has not been fully amortized at the time of prepayment. These securities will decrease in value as a result of increases in interest rates generally, and they are likely to appreciate less than other fixed-income securities when interest rates decline because of the risk of prepayments. In addition, an increase in interest rates would give rise to extension risk by extending the life of a mortgage- or asset-backed security beyond the expected prepayment time, typically reducing the security's value. It would also increase the inherent volatility of the Fund by increasing the average life of the Fund's portfolio securities.

The value of some mortgage-backed and asset-backed securities in which a Fund invests may be particularly sensitive to changes in prevailing interest rates, and the ability of a Fund to successfully utilize these instruments may depend in part upon the ability of Loomis Sayles to forecast interest rates and other economic factors correctly. The risk of non-payment is greater for mortgage-related securities that are backed by mortgage pools that contain "subprime" or "Alt-A" loans (loans made to borrowers with weakened credit histories or with a lower capacity to make timely payments on their loans), but a level of risk exists for all loans. Market factors adversely affecting mortgage loan repayments may include a general economic turndown, high unemployment, a general slowdown in the real estate market, a drop in the market prices of real estate or an increase in interest rates resulting in higher mortgage payments by holders of adjustable-rate mortgages. The market for mortgage-backed securities (and other asset-backed securities) has in recent years experienced high volatility and a lack of liquidity. As a result, the value of many of these securities has significantly declined. There can be no assurance that these markets will become more liquid or less volatile, and it is possible that the value of these securities could decline further.

A mortgage dollar roll involves the sale of a security by a Fund and its agreement to repurchase the instrument at a specified time and price, and may be considered a form of borrowing for some purposes. A Fund will designate assets determined to be liquid in an amount sufficient to meet its obligations under the transactions. A dollar roll involves potential risks of loss that are different from those related to the securities underlying the transactions. A Fund may be required to purchase securities at a higher price than may otherwise be available on the open market. Since the counterparty in the transaction is required to deliver a similar, but not identical, security to a Fund, the security that a Fund is required to buy under the dollar roll may be worth less than an identical security. There is no assurance that a Fund's use of the cash that it receives from a dollar roll will provide a return that exceeds borrowing costs.

SMALL AND MID-CAPITALIZATION COMPANIES RISK

Compared to companies with large market capitalization, small and mid-capitalization companies are more likely to have limited product lines, markets or financial resources, or to depend on a small, inexperienced management group. Securities of these companies often trade less frequently and in limited volume and their prices may fluctuate more than stocks of large capitalization companies. Securities of small and mid-capitalization companies may therefore be more vulnerable to adverse developments than those of large-capitalization companies. As a result, it may be relatively more difficult for the Fund to buy and sell securities of small and mid-capitalization companies.

management

management

Investment Adviser

Loomis Sayles, located at One Financial Center, Boston, Massachusetts 02111, serves as the investment adviser to the Funds. Loomis Sayles is a subsidiary of Natixis US, which is part of Natixis Global Asset Management, an international asset management group based in Paris, France. Founded in 1926, Loomis Sayles is one of the oldest investment firms in the United States with over $199.8 billion in assets under management as of December 31, 2013. Loomis Sayles has an extensive internal research staff. Loomis Sayles is responsible for making investment decisions for each Fund.

As previously described in the "Fund Fees & Expenses" section of the Fund summaries, an investor will either pay a "wrap" fee to the program sponsor and such sponsor will pay a fee to NGAM Advisors, or the investor, such as an institutional client of Loomis Sayles or NGAM Advisors, will pay a fee to Loomis Sayles or NGAM Advisors under a separate client agreement for advisory services. The Funds do not pay Loomis Sayles a monthly investment advisory fee, also known as management fees, for investment advisory services and, except as described below, Loomis Sayles pays the other ordinary expenses of the Funds.

Each Fund is a series of Loomis Sayles Funds I (the "Trust"). The Trust and not Loomis Sayles or its affiliates, will pay the following expenses: taxes payable by the Trust to federal, state or other governmental agencies; extraordinary expenses as may arise, including expenses incurred in connection with litigation, proceedings, other claims and the legal obligations of the Trust or the Funds to indemnify its trustees, officers, employees, shareholders, distributors and agents with respect thereto; brokerage fees and commissions (including dealer markups) and transfer taxes chargeable to the Trust in connection with the purchase and sale of portfolio securities for the Funds; costs, including any interest expenses, of borrowing money; costs of hedging transactions; costs of lending portfolio securities; and any expenses indirectly incurred through investments in other pooled investment vehicles.

A discussion of the factors considered by the Funds' Board of Trustees in approving the Funds' investment advisory contracts is available in the Funds' annual reports for the fiscal year ended September 30, 2013.

Portfolio Managers

The following persons have had primary responsibility for the day-to-day management of each indicated Fund's portfolio since the date stated below. Except where noted, each portfolio manager has been employed by Loomis Sayles for at least five years.

Ian Anderson has served as portfolio manager of the Loomis Sayles Securitized Asset Fund since 2013. Mr. Anderson, Vice President of Loomis Sayles, has over 12 years of investment management experience and joined Loomis Sayles in 2011. Prior to joining Loomis Sayles, Mr. Anderson served as a senior portfolio manager and an agency CMO trader for Fannie Mae and a research analyst for the Federal Reserve Board of Governors. He earned a B.S. in economics from The University of Chicago and an M.S. in finance from The George Washington University.

Matthew J. Eagan has served as portfolio manager of the Loomis Sayles High Income Opportunities Fund since its inception. Mr. Eagan serves as Vice President and Portfolio Manager of Loomis Sayles. He has over 24 years of investment experience. Mr. Eagan joined Loomis Sayles in 1997. Mr. Eagan earned a B.A. from Northeastern University and an M.B.A. from Boston University and holds the designation of Chartered Financial Analyst.

Daniel J. Fuss has served as portfolio manager of the Loomis Sayles High Income Opportunities Fund since its inception. Mr. Fuss has been at Loomis Sayles since 1976 and is currently a Vice Chairman, Director and Managing Partner. He has over 55 years of investment experience. He earned a B.S. and an M.B.A from Marquette University and holds the designation of Chartered Financial Analyst and Chartered Investment Counselor.

Alessandro Pagani has served as portfolio manager of the Loomis Sayles Securitized Asset Fund since 2010. Mr. Pagani, Vice President of Loomis Sayles, has over 16 years of investment experience and joined Loomis Sayles in 2008. Prior to joining Loomis Sayles, Mr. Pagani served as co-head of global research and credit at Cambridge Place Investment Management and director of asset-backed securities research at Banc One Capital Markets. He earned a doctoral degree in economics and commerce from the University of Brescia in Italy and holds the designation of Chartered Financial Analyst.

Clifton V. Rowe has served as portfolio manager of the Loomis Sayles Securitized Asset Fund since its inception. Mr. Rowe joined Loomis Sayles in 1992 and has over 21 years of investment experience. Prior to serving as a portfolio manager, Mr. Rowe was a trader with Loomis Sayles. Mr. Rowe earned a B.B.A. from James Madison University and an M.B.A. from the University of Chicago. He holds the designation of Chartered Financial Analyst.

Elaine M. Stokes has served as portfolio manager of the Loomis Sayles High Income Opportunities Fund since its inception. Ms. Stokes serves as a Vice President and Portfolio Manager of Loomis Sayles. She has over 26 years of investment experience. Ms. Stokes joined Loomis Sayles in 1988. She earned a B.S. from St. Michael's College.

Please see the SAI for information regarding portfolio manager compensation, other accounts under management by the portfolio managers and the portfolio managers' ownership of securities in the Funds.

general information

general information

How Fund Shares Are Priced

NAV is the price of one share of a Fund without a sales charge, and is calculated each business day using this formula:

The NAV of Fund shares is determined pursuant to policies and procedures approved by the Board of Trustees, as summarized below:

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A share's NAV is determined at the close of regular trading on the New York Stock Exchange ("NYSE") on the days the NYSE is open for trading. This is normally 4:00 p.m., Eastern time. A Fund's shares will not be priced on the days on which the NYSE is closed for trading. In addition, a Fund's shares will not be priced on the holidays listed in the SAI. See the section "Net Asset Value" in the SAI for more details.

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The price you pay for purchasing, redeeming or exchanging a share will be based upon the NAV next calculated after your order is received by the transfer agent, Boston Financial Data Services, Inc., "in good order" (meaning that the order is complete and contains all necessary information).1

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Requests received by the Funds after the NYSE closes will be processed based upon the NAV determined at the close of regular trading on the next day that the NYSE is open. If the transfer agent receives the order in good order prior to market close (normally 4:00 p.m., Eastern time), the shareholder will receive that day's NAV. Under limited circumstances, NGAM Distribution, L.P. (the "Distributor") may enter into contractual agreements pursuant to which orders received by your investment dealer before a Fund determines its NAV and transmitted to the transfer agent prior to market open on the next business day are processed at the NAV determined on the day the order was received by your investment dealer. Please contact your investment dealer to determine whether it has entered into such a contractual agreement. If your investment dealer has not entered into such a contractual agreement, your order will be processed at the NAV next determined after your investment dealer submits the order to a Fund.

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If a Fund invests in foreign securities, it may have NAV changes on days when you cannot buy or sell its shares.

[1]	Please see the section "How to Purchase Shares," which provides additional information regarding who can receive a purchase order.

Fund securities and other investments for which market quotations are readily available, as outlined in the Funds' policies and procedures, are valued at market value. A Fund may use independent pricing services recommended by the Adviser and approved by the Board of Trustees to obtain market quotations. Generally, Fund securities and other investments are valued as follows:

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Equity securities (including closed-end investment companies and exchange-traded funds), exchange traded notes, rights, and warrants — last sale price quoted on the exchange or market where traded most extensively or, if there is no reported sale during the day, the closing bid quotation as reported by an independent pricing service. Securities traded on the NASDAQ Global Select Market, NASDAQ Global Market and NASDAQ Capital Market are valued at the NASDAQ Official Closing Price ("NOCP"), or if lacking an NOCP, at the most recent bid quotations on the applicable NASDAQ Market. In some foreign markets, an official close price and a last sale price may be available from the foreign exchange or market. In those cases, the official close price is used. Valuations from foreign markets are subject to the Funds' fair value policies described below. If a right is not traded on any exchange, its value is based on the market value of the underlying security, less the cost to subscribe to the underlying security (e.g., to exercise the right), adjusted for the subscription ratio. If a warrant is not traded on any exchange, a price is obtained from a broker-dealer.

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Debt Securities (other than short-term obligations purchased with an original or remaining maturity of sixty days or less) and unlisted equity securities —evaluated bids furnished to a Fund by an independent pricing service using market information, transactions for comparable securities and various relationships between securities, if available, or bid prices obtained from broker-dealers.

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Senior Loans — bid prices supplied by an independent pricing service, if available, or bid prices obtained from broker-dealers.

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Short-Term Obligations (purchased with an original or remaining maturity of 60 days or less) — amortized cost (which approximates market value).

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Bilateral Swaps — Bilateral credit default swaps are valued based on mid prices (between the bid price and the ask price) supplied by an independent pricing service. Bilateral interest rate swaps are valued based on prices supplied by an independent pricing service. If prices from an independent pricing service are not available, prices from a broker-dealer may be used.

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Centrally Cleared Swaps — settlement prices of the clearinghouse on which the contracts were traded or prices obtained from broker-dealers.

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Options — domestic exchange-traded single equity option contracts are valued at the mean of the National Best Bid and Offer quotations. Option contracts on indices shall be priced at the average of the closing bid and ask quotations as of the close of trading on the Chicago Board Options Exchange. Options on futures contracts are valued using the current settlement price on the exchange on which, over time, they are traded most extensively. Other exchange-traded options are valued at the average of the closing bid and ask quotations on the exchange on which, over time, they are traded most extensively. Over-the-counter ("OTC") currency options and swaptions are valued at mid prices (between the bid and the ask price) supplied by an independent pricing service, if available. Other OTC option contracts (including currency options and swaptions not priced through an independent pricing service) are valued based on prices obtained from broker-dealers.

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Futures — current settlement price on the exchange on which the Adviser believes that, over time, they are traded most extensively.

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Forward Foreign Currency Contracts — interpolated rates determined based on information provided by an independent pricing service.

Foreign denominated assets and liabilities are translated into U.S. dollars based upon foreign exchange rates supplied by an independent pricing service. Fund securities and other investments for which market quotations are not readily available are valued at fair value as determined in good faith by the Adviser pursuant to procedures approved by the Board of Trustees. A Fund may also value securities and other investments at fair value in other circumstances such as when extraordinary events occur after the close of a foreign market but prior to the close of the NYSE. This may include situations relating to a single issuer (such as a declaration of bankruptcy or a delisting of the issuer's security from the primary market on which it has traded) as well as events affecting the securities markets in general (such as market disruptions or closings and significant fluctuations in U.S. and/or foreign markets). When fair valuing its securities or other investments, each Fund may, among other things, use modeling tools or other processes that may take into account factors such as securities or other market activity and/or significant events that occur after the close of the foreign market and before the time a Fund's NAV is calculated. Fair value pricing may require subjective determinations about the value of a security, and fair values used to determine a Fund's NAV may differ from quoted or published prices, or from prices that are used by others, for the same securities. In addition, the use of fair value pricing may not always result in adjustments to the prices of securities held by a Fund.

Trading in some of the portfolio securities or other investments of some of the Funds takes place in various markets outside the United States on days and at times other than when the NYSE is open for trading. Therefore, the calculation of these Funds' NAV does not take place at the same time as the prices of many of its portfolio securities or other investments are determined, and the value of these Funds' portfolios may change on days when these Funds are not open for business and their shares may not be purchased or redeemed.

How To Purchase Shares

Each Fund is generally available for purchase in the United States, Puerto Rico, Guam and the U.S. Virgin Islands. Except to the extent otherwise permitted by the Distributor, the Funds will only accept investments from U.S. citizens with a U.S. address (including APO/FPO) or resident aliens with a U.S. address (including APO/FPO) and a U.S. taxpayer identification number.

Shares of the Funds are offered exclusively to investors in "wrap fee" programs approved by NGAM Advisors and/or Loomis Sayles and to institutional advisory clients of Loomis Sayles or NGAM Advisors that, in each case, meet the Funds' policies as established by Loomis Sayles.

A purchase order received by the transfer agent prior to the close of regular trading on the NYSE (normally 4:00 p.m., Eastern time), on a day the Funds are open for business, will be effected at that day's NAV. An order received after the close of regular trading on the NYSE will be effected at the NAV determined on the next business day. The Funds are "open for business" on each day the NYSE is open for trading. Purchase orders will be accepted only on days on which the Funds are open for business.

Additional shares can be purchased if authorized by NGAM Advisors or Loomis Sayles and payment must be wired in federal funds to the transfer agent except when shares are purchased in exchange for securities acceptable to the Fund. Certificates for shares will not be issued.

Subject to the approval of each Fund, an investor may purchase Institutional Class shares of the Fund with liquid securities and other assets that are eligible for purchase by the Fund (consistent with the Fund's investment policies and restrictions) and that have a value that is readily ascertainable in accordance with the Fund's valuation policies. These transactions will be effected only if Loomis Sayles deems the security to be an appropriate investment for a Fund. Assets purchased by a Fund in such a transaction will be valued in accordance with procedures adopted by the Fund. Each Fund reserves the right to amend or terminate this practice at any time.

Please see the section "Restrictions on Buying and Selling Shares" below for more information.

How To Redeem Shares

Shares normally can be redeemed only through the shareholder's wrap program sponsor for shareholders owning shares through wrap accounts or by contacting Loomis Sayles for non-wrap program shareholders.

Redemption requests for Fund shares are effected at the NAV per share next determined after receipt of a redemption request by the transfer agent in good order. A redemption request received by the transfer agent prior to the close of regular trading on the NYSE, on a day the Funds are open for business, is effected at that day's NAV. A redemption request received after that time is effected at the next business day's NAV per share. Redemption proceeds normally will be wired within one business day after the redemption request, but may be delayed for up to seven days to provide for orderly liquidation of such holdings. The Funds may suspend the right of redemption or postpone the payment date at times when the NYSE is closed, or during certain other periods as permitted under the federal securities laws.

The Funds and the Distributor reserve the right to redeem shares of any shareholder investing through a wrap program at the then-current value of such shares (which will be paid promptly to the shareholder) if the wrap sponsor is no longer approved by Loomis Sayles or NGAM Advisors. The sponsor will receive advance notice of any such mandatory redemption. Similarly, the Funds and the Distributor may redeem shares of any shareholder who no longer participates in an approved wrap program (for example, by withdrawing from the program). The Funds and the Distributor each reserve the right to redeem any shareholder for which Loomis Sayles or NGAM Advisors ceases to act as investment adviser. In addition, the Funds and the Distributor each reserve the right to redeem any shareholder if the shareholder's continued investment in the Funds becomes inconsistent with each Fund's policies, as established by Loomis Sayles.

It is highly unlikely that shares would ever be redeemed in-kind. However, in consideration of the best interests of the remaining investors, each Fund reserves the right to pay any redemption proceeds exceeding this amount in whole or in part by a distribution in-kind of securities held by the Funds in lieu of cash. When shares are redeemed in-kind, the redeeming registered investment adviser should expect to incur transaction costs upon the disposition of the securities received in the distribution. Each Fund agrees to redeem shares solely in cash up to the lesser of $250,000 or 1% of each Fund's net assets during any 90-day period for any one registered investment adviser.

Generally, a transaction fee will be charged for expedited payment of redemption proceeds of $5.50 for wire transfers or $50 for international wire transfers. These fees are subject to change.

Dividends and Distributions

The Funds generally distribute all or substantially all of their net investment income (other than capital gains) in the form of dividends. Each Fund declares and pays dividends monthly. Each Fund expects to distribute all or substantially all of its net realized long- and short-term capital gains annually, after applying any available capital loss carryovers. To the extent permitted by law, the Board of Trustees may adopt a different schedule for making distributions as long as payments are made at least annually.

All distributions will be reinvested in Fund shares.

Other Purchase And Redemption Information

Each Fund reserves the right to create investment minimums in its sole discretion.

The Funds are required by federal regulations to obtain certain personal information from an investor and to use that information to verify an investor's identity. A Fund may not be able to open an investor's account if the requested information is not provided to the Fund or its delegate. The Funds reserve the right to refuse to open an account, close an account and redeem your shares at the then current price or take other such steps that the Funds deem necessary to comply with federal regulations if an investor's identity is not verified.

Cost Basis Reporting

Upon the redemption or exchange of your shares in a Fund, the Fund or, if you purchased your shares in connection with a wrap program or through a broker-dealer or other financial intermediary, your wrap program sponsor or other financial intermediary will be required to provide you and the IRS with cost basis and certain other related tax information about the Fund shares you redeemed or exchanged. This cost basis reporting requirement is effective for shares purchased, including through dividend reinvestment, on or after January 1, 2012. Please consult the Fund at www.loomissayles.com or by calling Loomis Sayles Funds at 800-633-3330 or your wrap program sponsor or other financial intermediary, as appropriate, for more information regarding available methods for cost basis reporting and how to select a particular method. Please also consult your tax advisor to determine which available cost basis method is best for you.

Restrictions On Buying and Selling Shares

Frequent purchases and redemptions of Fund shares by shareholders may present certain risks for other shareholders in a Fund. This includes the risk of diluting the value of Fund shares held by long-term shareholders, interfering with the efficient management of a Fund's portfolio and increasing brokerage and administrative costs. Funds investing in securities that require special valuation processes (such as foreign securities, high-yield securities or small-cap securities) may also have increased exposure to these risks. Each Fund discourages excessive short-term trading that may be detrimental to the Fund and its shareholders. The Board of Trustees has adopted the following policies to address and discourage such trading.

The Funds reserve the right to suspend or change the terms of purchasing or exchanging shares. Each Fund and the Distributor reserve the right to reject any purchase or exchange order for any reason, including if the transaction is deemed not to be in the best interests of the Fund's other shareholders or possibly disruptive to the management of the Fund. A shareholder whose exchange order has been rejected may still redeem their shares by submitting a redemption request as described above in the section "How to Redeem Shares."

Limits on Frequent Trading. Excessive trading activity in a Fund is measured by the number of round trip transactions in a shareholder's account. A round trip is defined as (1) a purchase (including a purchase by exchange) into a Fund followed by a redemption (including a redemption by exchange) of any amount out of the same Fund; or (2) a redemption (including a redemption by exchange) out of a Fund followed by a purchase (including a purchase by exchange) of any amount into the same Fund. Two round trip transactions in a single Fund within a rolling 90-day period is considered to be excessive and will constitute a violation of the Fund's trading limitations. After the detection of a first violation, the Fund or the Distributor will issue the shareholder and his or her financial intermediary, if any, a written warning. After the detection of a second violation (i.e., two more roundtrip transactions in the Fund within a rolling 90-day period), the Fund or the Distributor will restrict the account from making subsequent purchases (including purchases by exchange) for 90 days. After the detection of a third violation, the Fund or the Distributor will permanently restrict the account and any other accounts under the shareholder's control in any Fund from making subsequent purchases (including purchases by exchange). The above limits are applicable whether a shareholder holds shares directly with a Fund or indirectly through a financial intermediary, such as a broker, bank, investment adviser, recordkeeper for retirement plan participants, or other third party. The preceding is not an exclusive description of activities that the Funds and the Distributor may consider to be excessive and, at its discretion, a Fund and the Distributor may restrict or prohibit transactions by such identified shareholders or intermediaries.

Notwithstanding the above, certain financial intermediaries, such as retirement plan administrators, may monitor and restrict the frequency of purchase and redemption transactions in a manner different from that described above. The policies of these intermediaries may be more or less restrictive than the generally applicable policies described above. A Fund may choose to rely on a financial intermediary's restrictions on frequent trading in place of the Fund's own restrictions if the Fund determines, in its discretion, that the financial intermediary's restrictions provide reasonable protection for the Fund from excessive short-term trading activity. Please contact your financial representative for additional information regarding their policies for limiting the frequent trading of Fund shares.

This policy also does not apply with respect to shares purchased by certain funds-of-funds or similar asset allocation programs that rebalance their investments only infrequently. To be eligible for this exemption, the fund-of-funds or asset allocation program must identify itself to and receive prior written approval from the Fund or the Distributor. A Fund and the Distributor may request additional information to enable them to determine that the fund-of-funds or asset allocation program is not designed to and/or is not serving as a vehicle for disruptive short-term trading, which may include requests for (i) written assurances from the sponsor or investment manager of the fund-of-funds or asset allocation program that it enforces the Fund's frequent trading policy on investors or another policy reasonably designed to deter disruptive short-term trading in Fund shares, and/or (ii) data regarding transactions by investors in the fund-of-funds or asset allocation program, for periods and on a frequency determined by the Fund and the Distributor, so that the Fund can monitor compliance by such investors with the trading limitations of the Fund or of the fund-of-funds or asset allocation program. Under certain circumstances, waivers to these conditions (including waivers to permit more frequent rebalancing) may be approved for programs that in the Fund's opinion are not vehicles for market timing and are not likely to engage in abusive trading.

Trade Activity Monitoring. Trading activity is monitored selectively on a daily basis in an effort to detect excessive short-term trading activities. If a Fund or the Distributor believes that a shareholder or financial intermediary has engaged in excessive, short-term trading activity, it may, in its discretion, request that the shareholder or financial intermediary stop such activities or refuse to process purchases or exchanges in the accounts. At its discretion, each Fund and the Distributor, as well as Loomis Sayles, may ban trading in an account if, in their judgment, a shareholder or financial intermediary has engaged in short-term transactions that, while not necessarily in violation of a Fund's stated policies on frequent trading, are harmful to a Fund or its shareholders. A Fund and the Distributor also reserve the right to notify financial intermediaries of the shareholder's trading activity.

Accounts Held by Financial Intermediaries. The ability of a Fund and the Distributor to monitor trades that are placed by omnibus or other nominee accounts is severely limited in those instances in which the financial intermediary maintains a record of a Fund's underlying beneficial owners. In general, each Fund and the Distributor will review trading activity at the omnibus account level. If a Fund and the Distributor detect suspicious activity, they may request and receive personal identifying information and transaction histories for some or all underlying shareholders (including plan participants) to determine whether such shareholders have engaged in excessive short-term trading activity. If a Fund believes that a shareholder has engaged in excessive short-term trading activity in violation of the Fund's policies through an omnibus account, the Fund will attempt to limit transactions by the underlying shareholder that engaged in such trading, although it may be unable to do so. A Fund may also limit or prohibit additional purchases of Fund shares by an intermediary. Investors should not assume a Fund will be able to detect or prevent all trading practices that may disadvantage a Fund.

Tax Consequences

Except where noted, the following discussion addresses only the U.S. federal income tax consequences of an investment in a Fund and does not address any non-U.S., state, or local tax consequences.

Each Fund intends to meet all requirements under Subchapter M of the Internal Revenue Code of 1986 necessary to qualify each year for treatment as a "regulated investment company," and thus does not expect to pay any federal income tax on income and capital gains that are timely distributed to shareholders.

Unless otherwise noted, the discussion below, to the extent it describes shareholder-level tax consequences, pertains solely to taxable shareholders. The Funds are not managed with a view toward minimizing taxes imposed on such shareholders.

Taxation of Fund Distributions. For federal income tax purposes, distributions of investment income are generally taxable to Fund shareholders as ordinary income. Taxes on distributions of capital gains are determined by how long a Fund owned the investments that generated them, rather than how long a shareholder has owned his or her shares. Distributions attributable to the excess of net long-term capital gains from the sale of investments a Fund owned for more than one year over net short-term capital losses and that are properly reported by a Fund as capital gain dividends ("Capital Gain Dividends") will generally be taxable to a shareholder receiving such distributions as long-term capital gain includible in net capital gain and taxed to individuals at reduced rates. Distributions attributable to the excess of net short-term capital gains from the sale of investments that a Fund owned for one year or less over net long-term capital losses will be taxable as ordinary income.

Distributions of investment income properly reported by a Fund as derived from "qualified dividend income" are taxed in the hands of individuals at the reduced rates applicable to net capital gain, provided holding period and other requirements are met at both the shareholder and Fund levels. The Funds do not expect a significant portion of their distributions to be derived from qualified dividend income.

A 3.8% Medicare contribution tax is imposed on the net investment income of individuals whose income exceeds certain threshold amounts, and of certain trusts and estates under similar rules. Net investment income generally includes for this purpose dividends, including any capital gain dividends, paid by a Fund, and net capital gains recognized on the sale, redemption or exchange of shares of the Fund.

Fund distributions are taxable whether shareholders receive them in cash or in additional shares. In addition, Fund distributions are taxable to shareholders even if they are paid from income or gains earned by a Fund before a shareholder's investment (and thus were included in the price the shareholder paid for his or her shares). Such distributions are likely to occur in respect of shares purchased at a time when a Fund's net asset value reflects gains that are either unrealized or realized but not distributed.

Dividends and distributions declared by a Fund in October, November or December of one year and paid in January of the next year generally are taxable in the year in which the distributions are declared, rather than the year in which the distributions are received.

Dividends derived from interest on securities issued by the U.S. Government or its agencies or instrumentalities, if any, may be exempt from state and local income taxes. Each Fund advises shareholders of the proportion of the Fund's dividends that are derived from such interest.

Distributions by a Fund to retirement plans and other investors that qualify for tax-exempt treatment under federal income tax laws generally will not be taxable. Special tax rules apply to investments through such retirement plans. If an investment is through such a plan, the investor should consult a tax adviser to determine the suitability of a Fund as an investment through such a plan and the tax treatment of distributions (including distributions of amounts attributable to an investment in a Fund) from the plan.

Redemption, Sale or Exchange of Fund Shares. A redemption, sale or exchange of Fund shares (including an exchange of Fund shares for shares of another Natixis or Loomis Sayles Fund) is a taxable event and will generally result in recognition of gain or loss. Gain or loss, if any, recognized by a shareholder on a redemption, sale, exchange or other disposition of Fund shares will generally be taxed as long-term capital gain or loss if the shareholder held the shares for more than one year, and as short-term capital gain or loss if the shareholder held the shares for one year or less, assuming in each case that the shareholder held the shares as capital assets. Short-term capital gains are generally taxed at the rates applicable to ordinary income. Any loss realized upon a disposition of shares held for six months or less will be treated as long-term, rather than short-term, capital loss to the extent of any Capital Gain Dividends received by the shareholder with respect to the shares. The deductibility of capital losses is subject to limitations. See "Cost Basis Reporting" above for information about certain cost basis reporting obligations.

Taxation of Certain Fund Investments. A Fund's investments in foreign securities may be subject to foreign withholding and other taxes. In that case, the Fund's yield on those securities would be decreased. The Funds generally do not expect that shareholders will be entitled to claim a credit or deduction with respect to foreign taxes incurred by a Fund. In addition, a Fund's investments in foreign securities and foreign currencies may be subject to special tax rules that have the effect of increasing or accelerating the Fund's recognition of ordinary income and may affect the timing or amount of the Fund's distributions.

A Fund's investments in certain debt obligations, mortgage-backed securities, asset-backed securities, derivatives and REITs may cause the Fund to recognize taxable income in excess of the cash generated by such investments. Thus, a Fund could be required to liquidate investments, including at times when it is not advantageous to do so, in order to satisfy its distribution requirements.

A Fund may at times purchase debt instruments at a discount from the price at which they were originally issued, especially during periods of rising interest rates. For federal income tax purposes, some or all of this market discount will, when recognized as income by a Fund, be included in such Fund's ordinary income, and will be taxable to shareholders as such when it is distributed.

Backup Withholding. Each Fund is required in certain circumstances to apply backup withholding on taxable dividends, redemption proceeds and certain other payments that are paid to any shareholder (including a shareholder who is neither a citizen nor a resident of the United States) if the shareholder does not furnish the Fund with certain information and certifications or the shareholder is otherwise subject to backup withholding. The backup withholding tax rate is currently 28%.

Please see the SAI for additional information on the U.S. federal income tax consequences of an investment in a Fund.

You should consult your tax adviser for more information on your own situation, including possible U.S. federal, state, local, foreign or other applicable taxes.

financial highlights

The financial highlights tables are intended to help you understand each Fund's financial performance for the last five years (or, if shorter, the period of the Fund's operations). Certain information reflects financial results for a single Fund share. The total returns in the table represent the return that an investor would have earned (or lost) on an investment in a Fund (assuming reinvestment of all dividends and distributions). This information has been audited by PricewaterhouseCoopers LLP, an independent registered public accounting firm, whose report, along with each Fund's financial statements, is included in the Funds' annual report to shareholders. The annual report is incorporated by reference into the SAI, both of which are available free of charge upon request from the Distributor.

financial highlights

For a share outstanding throughout each period.

		Income (Loss) from Investment Operations:			Less Distributions:						Ratios to Average Net Assets:
	Net asset value, beginning of the period	Net investment income(a)	Net realized and unrealized gain (loss)	Total from investment operations	Dividends from net investment income	Distributions from net realized capital gains	Total distributions	Net asset value, end of the period	Total return (%)(b)	Net assets, end of the period (000’s)	Net expenses (%)(c)	Gross expenses (%)(c)	Net investment income (%)(d)	Portfolio turnover rate (%)
High Income Opportunities Fund
Institutional Class
9/30/2013	$10.35	$0.67	$0.25	$0.92	$(0.74)	$—	$(0.74)	$10.53	9.19	$78,102	—	—	6.33	41
9/30/2012	9.36	0.72	1.01	1.73	(0.74)	—	(0.74)	10.35	19.24	74,121	—	—	7.28	30
9/30/2011	9.92	0.74	(0.52)	0.22	(0.78)	—	(0.78)	9.36	1.81	61,645	—	—	7.22	33
9/30/2010	9.07	0.78	0.86	1.64	(0.79)	—	(0.79)	9.92	18.88	65,560	—	—	8.21	26
9/30/2009	8.26	0.79	0.84	1.63	(0.81)	(0.01)	(0.82)	9.07	23.06	71,710	—	—	10.86	34
Securitized Asset Fund
Institutional Class
9/30/2013	$11.39	$0.41	$(0.33)	$0.08	$(0.62)	$(0.12)	$(0.74)	$10.73	0.75	$689,196	—	—	3.67	244
9/30/2012	11.13	0.45	0.55	1.00	(0.54)	(0.20)	(0.74)	11.39	9.42	713,366	—	—	4.08	230
9/30/2011	10.99	0.41	0.19	0.60	(0.46)	—	(0.46)	11.13	5.59	685,692	—	—	3.72	253
9/30/2010	10.16	0.41	1.08	1.49	(0.49)	(0.17)	(0.66)	10.99	15.24	653,299	—	—	3.89	251
9/30/2009	9.60	0.50	0.66	1.16	(0.57)	(0.03)	(0.60)	10.16	12.97	290,468	—	—	5.42	390
(a)	Per share investment income has been calculated using the average shares outstanding during the period.
(b)	Periods less than one year, if applicable, are not annualized.
(c)	Loomis Sayles has agreed to pay, without reimbursement from the Fund, all expenses associated with the operations of the Fund.
(d)	Computed on an annualized basis for periods less than one year, if applicable.

 If you would like more information about the Funds, the following documents are available free upon request:

ANNUAL AND SEMIANNUAL REPORTS

Provide additional information about each Fund's investments. Each report includes a discussion of the market conditions and investment strategies that significantly affected the Funds' performance during the last fiscal year.

STATEMENT OF ADDITIONAL INFORMATION (SAI)

Provides more detailed information about the Funds and their investment limitations and policies. The SAI has been filed with the SEC and is incorporated into this prospectus by reference.

To order a free copy of the Funds' annual or semiannual reports or their SAIs, or to make shareholder inquiries generally, contact your financial representative, or Loomis Sayles at 800-633-3330. The Funds' do not make their annual and semiannual reports and SAI available on the Funds' website due to the limited eligibility for purchasing Fund shares.

Information about the Funds, including their reports and SAIs, can be reviewed and copied at the Public Reference Room of the SEC in Washington, D.C. Text-only copies of the Funds' reports and SAIs are available free from the EDGAR Database on the SEC's Internet site at: www.sec.gov. Copies of this information may also be obtained, after paying a duplicating fee, by electronic request at the following E-mail address: publicinfo@sec.gov, or by writing to the SEC's Public Reference Section, Washington, D.C. 20549-1520.

Information on the operation of the Public Reference Room may be obtained by calling the SEC at 1-202-551-8090.

Loomis Sayles Funds I File No. 811-08282	M-LSHO51-0214

STATEMENT OF ADDITIONAL INFORMATION

February 1, 2014

LOOMIS SAYLES FUNDS I

Loomis Sayles Bond Fund

Institutional Class (LSBDX), Retail Class (LSBRX), Admin Class (LBFAX) and Class N (LSBNX)

Loomis Sayles Global Bond Fund

Institutional Class (LSGBX), Retail Class (LSGLX) and Class N (LSGNX)

Loomis Sayles Inflation Protected Securities Fund

Institutional Class (LSGSX) and Retail Class (LIPRX)

Loomis Sayles Intermediate Duration Bond Fund

Institutional Class (LSDIX) and Retail Class (LSDRX)

Loomis Sayles Small Cap Value Fund

Institutional Class (LSSCX), Retail Class (LSCRX), Admin Class (LSVAX) and Class N (LSCNX)

LOOMIS SAYLES FUNDS II

Loomis Sayles Small Cap Growth Fund

Institutional Class (LSSIX), Retail Class (LCGRX) and Class N (LSSNX)

This Statement of Additional Information (the “Statement”) contains information which may be useful to investors but which is not included in the Statutory Prospectuses of the series of Loomis Sayles Funds I or Loomis Sayles Funds II listed above (each, a “Trust” and together, the “Trusts,” with each series being known as a “Fund”). This Statement is not a prospectus and is authorized for distribution only when accompanied or preceded by the Loomis Sayles Retail Income Funds Statutory or Summary Prospectuses or Loomis Sayles Retail Equity Funds Statutory or Summary Prospectuses, each dated February 1, 2014, as may be revised and supplemented from time to time (the “Prospectus” or “Prospectuses”). This Statement should be read together with the Prospectuses. Investors may obtain the Prospectuses without charge from Loomis Sayles Funds, P.O. Box 219594, Kansas City, MO 61421-9594, by calling Loomis Sayles Funds at 800-633-3330 or by visiting the Funds’ website at www.loomissayles.com.

The Funds’ financial statements and accompanying notes that appear in the Funds’ annual reports are incorporated by reference into this Statement. Each Fund’s annual and semiannual reports contain additional performance information and are available upon request and without charge by calling Loomis Sayles Funds at 800-633-3330 or by visiting the Funds’ website at www.loomissayles.com.

M-LSLRSAI-0214

THE TRUSTS

Loomis Sayles Funds I and Loomis Sayles Funds II are each registered with the Securities and Exchange Commission (the “SEC”) as an open-end management investment company.

Loomis Sayles Funds I is organized as a Massachusetts business trust under the laws of Massachusetts by an Agreement and Declaration of Trust (a “Declaration of Trust”) dated December 23, 1993, as amended and restated on June 22, 2005, and is a “series” company as described in Section 18(f)(2) of the Investment Company Act of 1940, as amended (the “1940 Act”). Prior to July 1, 2003, Loomis Sayles Funds I was named “Loomis Sayles Investment Trust.” The Trust offers a total of ten series.

The Loomis Sayles Bond Fund, a diversified series of the Trust, was organized in Massachusetts and commenced operations on May 16, 1991. The Loomis Sayles Global Bond Fund, a diversified series of the Trust, was organized in Massachusetts and commenced operations on May 10, 1991. The Loomis Sayles Small Cap Value Fund, a diversified series of the Trust, was organized in Massachusetts and commenced operations on May 13, 1991. The Loomis Sayles Inflation Protected Securities Fund, a diversified series of the Trust, was organized in Massachusetts and commenced operations on May 21, 1991. The Loomis Sayles Intermediate Duration Bond Fund, a diversified series of the Trust, was organized in Massachusetts and commenced operations on January 28, 1998. The Loomis Sayles Bond Fund, Loomis Sayles Global Bond Fund and Loomis Sayles Small Cap Value Fund each reorganized into newly created series of Loomis Sayles Funds I and ceased to be series of Loomis Sayles Funds II on September 12, 2003.

Loomis Sayles Funds II is organized as a Massachusetts business trust under the laws of Massachusetts by a Declaration of Trust dated February 20, 1991, as amended and restated on July 21, 2005, and is a “series” company as described in Section 18(f)(2) of the 1940 Act. Prior to July 1, 2003, Loomis Sayles Funds II was named “Loomis Sayles Funds.” The Trust offers a total of ten series.

The Loomis Sayles Small Cap Growth Fund, a diversified series of the Trust, was organized in Massachusetts and commenced operations on January 2, 1997.

INVESTMENT RESTRICTIONS

The following is a description of restrictions on the investments to be made by the Funds. The restrictions marked with an asterisk (*) are fundamental policies that may not be changed without the vote of a majority of the outstanding voting securities of the Fund (as defined in the 1940 Act). The other restrictions set forth below are not fundamental policies and may be changed by each Trust’s Board of Trustees (the “Board”). Except in the case of restrictions marked with a dagger (†) below, the percentages set forth below and the percentage limitations set forth in the Prospectuses apply at the time an investment is made and shall not be considered violated unless an excess or deficiency occurs or exists immediately after and as a result of such investment.

The Loomis Sayles Bond Fund may not:

(1)	Invest in companies for the purpose of exercising control or management.

*(2)	Act as underwriter, except to the extent that, in connection with the disposition of portfolio securities, it may be deemed to be an underwriter under certain federal securities laws.

*(3)	Invest in oil, gas or other mineral leases, rights or royalty contracts or in real estate, commodities or commodity contracts. (This restriction does not prevent the Fund from engaging in transactions in futures contracts relating to securities indices, interest rates or financial instruments or options, or from investing in issuers that invest or deal in the foregoing types of assets or from purchasing securities that are secured by real estate.)

*(4)	Make loans, except that the Fund may lend its portfolio securities to the extent permitted under the 1940 Act. (For purposes of this investment restriction, neither (i) entering into repurchase agreements nor (ii) purchasing debt obligations in which the Fund may invest consistent with its investment policies is considered the making of a loan.)

(5)	With respect to 75% of its assets, purchase any security (other than U.S. government securities) if, as a result, more than 5% of the Fund’s assets (taken at current value) would then be invested in securities of a single issuer.

(6)	With respect to 75% of its assets, acquire more than 10% of the outstanding voting securities of an issuer.

*(7)	Purchase any security (other than U.S. government securities) if, as a result, more than 25% of the Fund’s assets (taken at current value) would be invested in any one industry (in the utilities category, gas, electric, water and telephone companies will be considered as being in separate industries).

*†(8)	Borrow money, except to the extent permitted under the 1940 Act.

(9)	Borrow money in excess of 20% of its net assets, nor borrow any money except as a temporary measure for extraordinary or emergency purposes.

(10)	Purchase securities on margin (except such short term credits as are necessary for clearance of transactions) or make short sales (except where, by virtue of ownership of other securities, it has the right to obtain, without payment of additional consideration, securities equivalent in kind and amount to those sold).

(11)	Participate on a joint or joint and several basis in any trading account in securities. (The “bunching” of orders for the purchase or sale of portfolio securities with Loomis, Sayles & Company, L.P. (“Loomis Sayles” or the “Adviser”) or accounts under its management to reduce brokerage commissions, to average prices among them or to facilitate such transactions is not considered a trading account in securities for purposes of this restriction.)

†(12)	Purchase any illiquid security, including any security that is not readily marketable, if, as a result, more than 15% of the Fund’s net assets (based on current value) would then be invested in such securities.

(13)	Write or purchase puts, calls, or combinations of both, except that the Fund may (i) acquire warrants or rights to subscribe to securities of companies issuing such warrants or rights, or of parents or subsidiaries of such companies, (ii) purchase and sell put and call options on securities, and (iii) write, purchase and sell put and call options on currencies and enter into currency forward contracts.

*(14)	Issue senior securities. (For purposes of this restriction, none of the following is deemed to be a senior security: any pledge or other encumbrance of assets permitted by restriction (16) below; any borrowing permitted by restrictions (8) and (9) above; any collateral arrangements with respect to options, futures contracts, and options on futures contracts and with respect to initial and variation margin; and the purchase or sale of options, forward contracts, futures contracts, or options on futures contracts.)

(15)	Invest, under normal circumstances, less than 80% of its net assets (plus any borrowings made for investment purposes) in fixed-income securities. Prior to any change to such policy adopted by the Board of the Fund, the Fund will provide notice to shareholders as required by Rule 35d-1 under the 1940 Act, as such Rule may be interpreted from time to by the staff of the SEC.

The Loomis Sayles Bond Fund may:

(16)	Pledge its assets to the maximum extent permitted by applicable law.

In restriction (15), the 80% policy is applied at the time of investment. However, if the Fund no longer meets the 80% policy (due to changes in the value of its portfolio holdings or other circumstances beyond its control), it must make future investments in a manner that would bring the Fund into compliance with the 80% requirement, but would not be required to sell portfolio holdings that have increased in value.

The Loomis Sayles Global Bond Fund may not:

(1)	Invest in companies for the purpose of exercising control or management.

*(2)	Act as underwriter, except to the extent that, in connection with the disposition of portfolio securities, it may be deemed to be an underwriter under certain federal securities laws.

*(3)	Invest in oil, gas or other mineral leases, rights or royalty contracts or in real estate, commodities or commodity contracts. (This restriction does not prevent the Fund from engaging in transactions in futures contracts relating to securities indices, interest rates or financial instruments or options, or from investing in issuers that invest or deal in the foregoing types of assets or from purchasing securities that are secured by real estate.)

*(4)	Make loans, except that the Fund may lend its portfolio securities to the extent permitted under the 1940 Act. (For purposes of this investment restriction, neither (i) entering into repurchase agreements nor (ii) purchasing debt obligations in which the Fund may invest consistent with its investment policies is considered the making of a loan.)

(5)	With respect to 75% of its assets, purchase any security (other than U.S. government securities) if, as a result, more than 5% of the Fund’s assets (taken at current value) would then be invested in securities of a single issuer.

(6)	With respect to 75% of its assets, acquire more than 10% of the outstanding voting securities of an issuer.

*(7)	Purchase any security (other than U.S. government securities) if, as a result, more than 25% of the Fund’s assets (taken at current value) would be invested in any one industry (in the utilities category, gas, electric, water and telephone companies will be considered as being in separate industries).

*†(8)	Borrow money, except to the extent permitted under the 1940 Act.

(9)	Borrow money in excess of 20% of its net assets, nor borrow any money except as a temporary measure for extraordinary or emergency purposes.

(10)	Purchase securities on margin (except such short-term credits as are necessary for clearance of transactions) or make short sales (except where, by virtue of ownership of other securities, it has the right to obtain, without payment of additional consideration, securities equivalent in kind and amount to those sold).

(11)	Participate on a joint or joint and several basis in any trading account in securities. (The “bunching” of orders for the purchase or sale of portfolio securities with Loomis Sayles or accounts under its management to reduce brokerage commissions, to average prices among them or to facilitate such transactions is not considered a trading account in securities for purposes of this restriction.)

†(12)	Purchase any illiquid security, including any security that is not readily marketable, if, as a result, more than 15% of the Fund’s net assets (based on current value) would then be invested in such securities.

(13)	Write or purchase puts, calls, or combinations of both, except that the Fund may (i) acquire warrants or rights to subscribe to securities of companies issuing such warrants or rights, or of parents or subsidiaries of such companies, (ii) purchase and sell put and call options on securities, and (iii) write, purchase and sell put and call options on currencies and enter into currency forward contracts.

*(14)	Issue senior securities. (For purposes of this restriction, none of the following is deemed to be a senior security: any pledge or other encumbrance of assets permitted by restriction (16) below; any borrowing permitted by restrictions (8) and (9) above; any collateral arrangements with respect to options, futures contracts, and options on futures contracts and with respect to initial and variation margin; and the purchase or sale of options, forward contracts, futures contracts, or options on futures contracts.)

(15)	Invest, under normal circumstances, less than 80% of its net assets (plus any borrowings made for investment purposes) in fixed-income securities. Prior to any change to such policy adopted by the Board of the Fund, the Fund will provide notice to shareholders as required by Rule 35d-1 under the 1940 Act, as such Rule may be interpreted from time to time by the staff of the SEC.

The Loomis Sayles Global Bond Fund may:

(16)	Pledge its assets to the maximum extent permitted by applicable law.

In restriction (15), the 80% policy is applied at the time of investment. However, if the Fund no longer meets the 80% policy (due to changes in the value of its portfolio holdings or other circumstances beyond its control), it must make future investments in a manner that would bring the Fund into compliance with the 80% requirements, but would not be required to sell portfolio holdings that have increased in value.

The Loomis Sayles Inflation Protected Securities Fund may not:

(1)	Invest in companies for the purpose of exercising control or management.

*(2)	Act as underwriter, except to the extent that, in connection with the disposition of portfolio securities, it may be deemed to be an underwriter under certain federal securities laws.

*(3)	Invest in oil, gas or other mineral leases, rights or royalty contracts or in real estate, commodities or commodity contracts. (This restriction does not prevent the Fund from engaging in transactions in futures contracts relating to securities indices, interest rates or financial instruments or options, or from investing in issuers that invest or deal in the foregoing types of assets or from purchasing securities that are secured by real estate.)

*(4)	Make loans, except that the Fund may lend its portfolio securities to the extent permitted under the 1940 Act. (For purposes of this investment restriction, neither (i) entering into repurchase agreements nor (ii) purchasing debt obligations in which the Fund may invest consistent with its investment policies is considered the making of a loan.)

(5)	With respect to 75% of its assets, purchase any security (other than U.S. government securities) if, as a result, more than 5% of the Fund’s assets (taken at current value) would then be invested in securities of a single issuer.

(6)	With respect to 75% of its assets, acquire more than 10% of the outstanding voting securities of an issuer.

*(7)	Purchase any security (other than U.S. government securities) if, as a result, more than 25% of the Fund’s assets (taken at current value) would be invested in any one industry (in the utilities category, gas, electric, water and telephone companies will be considered as being in separate industries).

*†(8)	Borrow money, except to the extent permitted under the 1940 Act.

(9)	Borrow money in excess of 20% of its net assets, nor borrow any money except as a temporary measure for extraordinary or emergency purposes.

(10)	Purchase securities on margin (except such short-term credits as are necessary for clearance of transactions) or make short sales (except where, by virtue of ownership of other securities, it has the right to obtain, without payment of additional consideration, securities equivalent in kind and amount to those sold).

(11)	Participate on a joint or joint and several basis in any trading account in securities. (The “bunching” of orders for the purchase or sale of portfolio securities with Loomis Sayles or accounts under its management to reduce brokerage commissions, to average prices among them or to facilitate such transactions is not considered a trading account in securities for purposes of this restriction.)

†(12)	Purchase any illiquid security, including any security that is not readily marketable, if, as a result, more than 15% of the Fund’s net assets (based on current value) would then be invested in such securities.

(13)	Write or purchase puts, calls, or combinations of both, except that the Fund may (i) acquire warrants or rights to subscribe to securities of companies issuing such warrants or rights, or of parents or subsidiaries of such companies, (ii) purchase and sell put and call options on securities, and (iii) write, purchase and sell put and call options on currencies and swaps and enter into currency forward contracts.

*(14)	Issue senior securities. (For purposes of this restriction, none of the following is deemed to be a senior security: any pledge or other encumbrance of assets permitted by restriction (17) below; any borrowing permitted by restrictions (8) and (9) above; any collateral arrangements with respect to options, futures contracts, and options on futures contracts and with respect to initial and variation margin; and the purchase or sale of options, forward contracts, futures contracts, or options on futures contracts.)

(15)	Invest more than 20% of its net assets (plus any borrowings made for investment purposes) in securities that are not backed by the full faith and credit of the U.S. government. Prior to implementation of any change to such policy adopted by the Board of the Fund, the Fund will provide notice to shareholders. In interpreting this restriction, the 20% policy is applied to current market value.

(16)	Invest, under normal circumstances, less than 80% of its net assets (plus any borrowings made for investment purposes) in inflation-protected securities. Prior to any change to such policy adopted by the Board of the Fund, the Fund will provide notice to shareholders as required by Rule 35d-1 under the 1940 Act, as such Rule may be interpreted from time to time by the staff of the SEC.

The Loomis Sayles Inflation Protected Securities Fund may:

(17)	Pledge its assets to the maximum extent permitted by applicable law.

In restriction (15), the 20% policy is applied to current market value. However, if the Fund no longer meets the 20% policy (due to changes in the value of its portfolio holdings or other circumstances beyond its control), it would be required to make future investments in a manner that would bring the Fund into compliance with the 20% requirement, but would not be required to sell portfolio holdings that have increased in value.

In restriction (16), the 80% policy is applied at the time of investment. However, if the Fund no longer meets the 80% policy (due to changes in the value of its portfolio holdings or other circumstances beyond its control), it must make future investments in a manner that would bring the Fund into compliance with the 80% requirements, but would not be required to sell portfolio holdings that have increased in value.

Loomis Sayles Intermediate Duration Bond Fund may not:

*(1)	Act as underwriter, except to the extent that, in connection with the disposition of portfolio securities, it may be deemed to be an underwriter under certain federal securities laws.

*(2)	Invest in oil, gas, or other mineral leases, rights, or royalty contracts, or in real estate, commodities, or commodity contracts. (This restriction does not prevent the Fund from engaging in transactions in futures contracts relating to securities indices, interest rates, or financial instruments or options, or from investing in issuers that invest or deal in the foregoing types of assets or from purchasing securities that are secured by real estate).

*(3)	Make loans, except to the extent permitted under the 1940 Act. (For purposes of this investment restriction, neither (i) entering into repurchase agreements nor (ii) purchasing debt obligations in which the Fund may invest consistent with its investment policies is considered the making of a loan.)

*(4)	Change its classification pursuant to Section 5(b) of the 1940 Act from a “diversified” to “non-diversified” management investment company.

*(5)	Purchase any security (other than U.S. government securities) if, as a result, more than 25% of the Fund’s assets (taken at current value) would be invested in any one industry (in the utilities category, gas, electric, water and telephone companies will be considered as being in separate industries.)

*(6)	Borrow money in excess of 10% of its assets (taken at cost) or 5% of its assets (taken at current value), whichever is lower, nor borrow any money except as a temporary measure for extraordinary or emergency purposes; however, the Fund’s use of reverse repurchase agreements and “dollar roll” arrangements shall not constitute borrowing by the Fund for purposes of this restriction.

*†(7)	Purchase any illiquid security, including any security that is not readily marketable, if, as a result, more than 15% of the Fund’s net assets (based on current value) would then be invested in such securities.

*(8)	Issue senior securities other than any borrowing permitted by restriction (6) above. (For the purposes of this restriction, none of the following is deemed to be a senior security: any pledge, mortgage, hypothecation, or other encumbrance of assets; any collateral arrangements with respect to options, futures contracts, and options on futures contracts and with respect to initial and variation margin; and the purchase or sale of or entry into options, forward contracts, futures contracts, options on futures contracts, swap contracts, or any other derivative investments to the extent that Loomis Sayles determines that the Fund is not required to treat such investments as senior securities pursuant to the pronouncements of the SEC.

(9)	Invest, under normal circumstances, less than 80% of its net assets (plus any borrowings made for investment purposes) in investment-grade fixed-income securities. Prior to any change in such policy adopted by the Board of the Fund, the Fund will provide notice to shareholders as required by Rule 35d-1 under the 1940 Act, as such rule may be interpreted from time to time by the staff of the SEC.

In restriction (9), the 80% policy is applied at the time of investment. However, if a Fund no longer meets the 80% policy (due to changes in the value of its portfolio holdings or other circumstances beyond its control), it must make future investments in a manner that would bring the fund into compliance with the 80% requirement, but would not be required to sell portfolio holdings that have increased in value.

The Loomis Sayles Small Cap Value Fund may not:

(1)	Invest in companies for the purpose of exercising control or management.

*(2)	Act as underwriter, except to the extent that, in connection with the disposition of portfolio securities, it may be deemed to be an underwriter under certain federal securities laws.

*(3)	Invest in oil, gas or other mineral leases, rights or royalty contracts or in real estate, commodities or commodity contracts. (This restriction does not prevent the Fund from engaging in transactions in futures contracts relating to securities indices, interest rates or financial instruments or options, or from investing in issuers that invest or deal in the foregoing types of assets or from purchasing securities that are secured by real estate.)

*(4)	Make loans, except that the Fund may lend its portfolio securities to the extent permitted under the 1940 Act. (For purposes of this investment restriction, neither (i) entering into repurchase agreements nor (ii) purchasing debt obligations in which the Fund may invest consistent with its investment policies is considered the making of a loan.)

(5)	With respect to 75% of its assets, purchase any security (other than U.S. government securities) if, as a result, more than 5% of the Fund’s assets (taken at current value) would then be invested in securities of a single issuer.

(6)	With respect to 75% of its assets, acquire more than 10% of the outstanding voting securities of an issuer.

*(7)	Purchase any security (other than U.S. government securities) if, as a result, more than 25% of the Fund’s assets (taken at current value) would be invested in any one industry (in the utilities category, gas, electric, water and telephone companies will be considered as being in separate industries).

*†(8)	Borrow money, except to the extent permitted under the 1940 Act.

(9)	Borrow money in excess of 20% of its net assets, nor borrow any money except as a temporary measure for extraordinary or emergency purposes.

(10)	Purchase securities on margin (except such short-term credits as are necessary for clearance of transactions) or make short sales (except where, by virtue of ownership of other securities, it has the right to obtain, without payment of additional consideration, securities equivalent in kind and amount to those sold).

(11)	Participate on a joint or joint and several basis in any trading account in securities. (The “bunching” of orders for the purchase or sale of portfolio securities with Loomis Sayles or accounts under its management to reduce brokerage commissions, to average prices among them or to facilitate such transactions is not considered a trading account in securities for purposes of this restriction.)

†(12)	Purchase any illiquid security, including any security that is not readily marketable, if, as a result, more than 15% of the Fund’s net assets (based on current value) would then be invested in such securities.

*(13)	Issue senior securities. (For purposes of this restriction, none of the following is deemed to be a senior security: any pledge or other encumbrance of assets permitted by restriction (15) below; any borrowing permitted by restrictions (8) and (9) above; any collateral arrangements with respect to options, futures contracts, and options on futures contracts and with respect to initial and variation margin; and the purchase or sale of options, forward contracts, futures contracts, or options on futures contracts.)

(14)	Invest, under normal circumstances, less than 80% of its net assets (plus any borrowings made for investment purposes) in the equity securities of small cap companies. Prior to any change to such policy adopted by the Board of the Fund, the Fund will provide notice to shareholders as required by Rule 35d-1 under the 1940 Act, as such rule may be interpreted from time to time by the staff of the SEC. Currently, the Fund defines a small cap company to be one whose market capitalization either falls within the capitalization range of the Russell 2000 Index, an index that tracks stocks of 2,000 of the smallest U.S. companies, or is $3 billion or less at the time of investment.

The Loomis Sayles Small Cap Value Fund may:

(15)	Pledge its assets to the maximum extent permitted by applicable law.

In restriction (14), the 80% policy is applied at the time of investment. However, if the Fund no longer meets the 80% policy (due to changes in the value of its portfolio holdings or other circumstances beyond its control), it must make future investments in a manner that would bring the Fund into compliance with the 80% requirements, but would not be required to sell portfolio holdings that have increased in value.

The Loomis Sayles Small Cap Growth Fund may not:

(1)	Invest in companies for the purpose of exercising control or management.

*(2)	Act as underwriter, except to the extent that, in connection with the disposition of portfolio securities, it may be deemed to be an underwriter under certain federal securities laws.

*(3)	Invest in oil, gas or other mineral leases, rights or royalty contracts or in real estate, commodities or commodity contracts. (This restriction does not prevent the Fund from engaging in transactions in futures contracts relating to securities indices, interest rates or financial instruments or options, or from investing in issuers that invest or deal in the foregoing types of assets or from purchasing securities that are secured by real estate.)

*(4)	Make loans, except that the Fund may lend its portfolio securities to the extent permitted under the 1940 Act. (For purposes of this investment restriction, neither (i) entering into repurchase agreements nor (ii) purchasing debt obligations in which the Fund may invest consistent with its investment policies is considered the making of a loan.)

(5)	With respect to 75% of its assets, purchase any security (other than U.S. government securities) if, as a result, more than 5% of the Fund’s assets (taken at current value) would then be invested in securities of a single issuer.

(6)	With respect to 75% of its assets, acquire more than 10% of the outstanding voting securities of an issuer.

*(7)	Purchase any security (other than U.S. government securities) if, as a result, more than 25% of the Fund’s assets (taken at current value) would be invested in any one industry (in the utilities category, gas, electric, water and telephone companies will be considered as being in separate industries).

*†(8)	Borrow money, except to the extent permitted under the 1940 Act.

(9)	Borrow money in excess of 20% of its net assets, nor borrow any money except as a temporary measure for extraordinary or emergency purposes.

(10)	Purchase securities on margin (except such short-term credits as are necessary for clearance of transactions) or make short sales (except where, by virtue of ownership of other securities, it has the right to obtain, without payment of additional consideration, securities equivalent in kind and amount to those sold).

(11)	Participate on a joint or joint and several basis in any trading account in securities. (The “bunching” of orders for the purchase or sale of portfolio securities with Loomis Sayles or accounts under its management to reduce brokerage commissions, to average prices among them or to facilitate such transactions is not considered a trading account in securities for purposes of this restriction.)

†(12)	Purchase any illiquid security, including any security that is not readily marketable, if, as a result, more than 15% of the Fund’s net assets (based on current value) would then be invested in such securities.

*(13)	Issue senior securities. (For purposes of this restriction, none of the following is deemed to be a senior security: any pledge or other encumbrance of assets permitted by restriction (15) below; any borrowing permitted by restrictions (8) and (9) above; any collateral arrangements with respect to options, futures contracts, and options on futures contracts and with respect to initial and variation margin; and the purchase or sale of options, forward contracts, futures contracts, or options on futures contracts.)

(14)	Invest, under normal circumstances, less than 80% of its net assets (plus any borrowings made for investment purposes) in the equity securities of small cap companies. Prior to any change to such policy adopted by the Board of the Fund, the Fund will provide notice to shareholders as required by Rule 35d-1 under the 1940 Act, as such rule may be interpreted from time to time by the staff of the SEC. Currently, the Fund defines a small cap company to be one whose market capitalization either falls within the capitalization range of the Russell 2000 Index, an index that tracks stocks of 2,000 of the smallest U.S. companies, or is $3 billion or less at the time of investment.

The Loomis Sayles Small Cap Growth Fund may:

(15)	Pledge its assets to the maximum extent permitted by applicable law.

In restriction (14), the 80% policy is applied at the time of investment. However, if the Fund no longer meets the 80% policy (due to changes in the value of its portfolio holdings or other circumstances beyond its control), it must make future investments in a manner that would bring the Fund into compliance with the 80% requirements, but would not be required to sell portfolio holdings that have increased in value.

General Notes on Investment Restrictions

In addition to temporary borrowing, and subject to any stricter restrictions on borrowing applicable to any particular fund, a Fund may borrow from any bank, provided that immediately after any such borrowing there is an asset coverage of at least 300% for all borrowings by a fund and provided further, that in the event that such asset coverage shall at any time fall below 300%, a Fund shall, within three days (not including Sundays and holidays) thereafter or such longer period as the SEC may prescribe by rules and regulations, reduce the amount of its borrowings to such an extent that the asset coverage of such borrowing shall be at least 300%. With respect to restrictions on borrowing, the 1940 Act limits a Fund’s ability to borrow money on a non-temporary basis if such borrowings constitute “senior securities.” The Funds may also borrow money or engage in economically similar transactions if those transactions do not constitute “senior securities” under the 1940 Act.

Under current pronouncements, certain positions (e.g., reverse repurchase agreements) are excluded from the definition of “senior security” so long as a Fund maintains adequate cover, segregation of assets or otherwise. Similarly, a short sale will not be considered a senior security if a Fund takes certain steps contemplated by SEC staff pronouncements, such as ensuring the short sale transaction is adequately covered.

A Fund may not purchase any illiquid security if, as a result, more than 15% of the Fund’s net assets (based on current value) would then be invested in such securities. This policy may be changed without a shareholder vote. The staff of the SEC is presently of the view that repurchase agreements maturing in more than seven days are subject to this restriction. Until that position is revised, modified or rescinded, the Fund will conduct its operations in a manner consistent with this view. This limitation on investment in illiquid securities does not apply to certain securities which might otherwise be considered illiquid, including securities issued pursuant to Rule 144A under the Securities Act of 1933 (the “Securities Act”) and certain commercial paper, which the Adviser has determined to be liquid under procedures approved by the Board.

For purposes of the foregoing restrictions, the Funds do not consider a swap or other derivative contract on one or more securities, indices, currencies or interest rates to be a commodity or a commodity contract.

INVESTMENT STRATEGIES

The following is a list of certain investment strategies, including particular types of securities or instruments or specific practices that may be used by Loomis Sayles in managing the Funds. Each Fund’s principal strategies are described in its Prospectus. This Statement describes some of the non-principal strategies the Funds may use, including related risks, in addition to providing additional information about their principal strategies. The list of securities or other instruments under each category below is not intended to be an exclusive list of securities, investments and practices for investments. Unless a strategy, practice or security is specifically prohibited by the investment restrictions listed in the applicable Prospectus, in the section “Investment Restrictions” in this Statement, or under applicable law, each Fund may engage in each of the strategies and invest in securities and instruments in addition to those listed below. Loomis Sayles may invest in a general category listed below and, where applicable, with particular emphasis on a certain type of security, but investment is not limited to the categories listed below or the securities specifically enumerated under each category. A Fund is not required to engage in a particular transaction or invest in any security or instrument, even if to do so might benefit the Fund. Loomis Sayles may invest in some securities under a given category as a primary strategy and in other securities under the same category as a secondary strategy. Loomis Sayles may invest in any security that falls under the specific category, including securities that are not listed below. The relevant Prospectus and/or this Statement will be updated if a Fund begins to engage in investment practices that are not described in a Prospectus and/or this Statement.

Fund	Securities	Practices
Bond Fund

Debt Securities (Asset-Backed Securities,

Collateralized Mortgage Obligations, Commercial

Paper, Corporate Securities, Investment-Grade Fixed-

Income Securities, Below Investment-Grade Fixed-

Income Securities, Mortgage-Related Securities,

REITs, Stripped Securities, Mortgage-Backed

Securities, U.S. Government Securities, When-Issued

Securities, Zero-Coupon Securities, 144A Securities,

Mortgage Dollar Rolls, Inflation-Linked Securities,

Bank Loans)

Foreign Securities (Foreign Currency Transactions,

Emerging Markets, Supranational Entities)

Repurchase Agreements, Swap Contracts, Illiquid Securities, Futures Contracts, Options, Temporary Defensive Strategies.

Global Bond Fund

Debt Securities (Investment-Grade Fixed-Income

Securities, Corporate Bonds, Convertible Securities,

World Government Securities, Below Investment-

Grade Fixed-Income Securities, Asset-Backed

Securities, Zero-Coupon Securities, 144A Securities,

Mortgage-Related Securities, REITs, Stripped

Securities, Mortgage-Backed Securities, When-Issued

Securities, Commercial Paper, Collateralized

Mortgage Obligations, Mortgage Dollar Rolls,

Inflation-Linked Securities, Bank Loans)

Equity Securities (Investment Companies)

Foreign Securities (Emerging Markets, Supranational

Entities, Foreign Currency Transactions)

Repurchase Agreements, Futures Contracts, Options, Swap Contracts, Temporary Defensive Strategies.

Inflation Protected Securities Fund	Debt Securities (U.S. Government Securities, Mortgage-Related Securities, Inflation-Linked Bonds) Equity Securities (Investment Companies)	Futures Contracts, Options, Swap Contracts, Temporary Defensive Strategies.

Fund	Securities	Practices
Intermediate Duration Bond Fund

Debt Securities (Investment-Grade Fixed-Income

Securities, Corporate Bonds, Convertible Securities,

U.S. Government Securities, Zero-Coupon Securities,

144A Securities, Mortgage-Related Securities, Asset-

Backed Securities, REITs, When-Issued Securities,

Mortgage Dollar Rolls, Structured Notes, Stripped

Securities, Inflation-Linked Securities)

Equity Securities (Investment Companies)

Foreign Securities (Emerging Markets, Supranational

Entities, Foreign Currency Transactions)

Futures Contracts, Options, Swap Contracts, Temporary Defensive, Strategies.

Small Cap Value Fund	Equity Securities (REITs, Investment Companies, Small Cap Companies) Foreign Securities (Emerging Markets, Foreign Currency Transactions)	144A Securities, Futures Contracts, Options, Securities Lending, Temporary Defensive Strategies.

Small Cap Growth Fund	Equity Securities (Small Cap Companies, Investment Companies) Foreign Securities (Emerging Markets, Foreign Currency Transactions)	144A Securities, Futures Contracts, Options, Securities Lending, Temporary Defensive Strategies.

TYPES OF SECURITIES

Adjustable Rate Mortgage Security (“ARM”)

Some Funds may invest in ARMs. An ARM, like a traditional mortgage security, is an interest in a pool of mortgage loans that provides investors with payments consisting of both principal and interest as mortgage loans in the underlying mortgage pool are paid off by the borrowers. ARMs have interest rates that are reset at periodic intervals, usually by reference to some interest rate index or market interest rate. Although the rate adjustment feature may act as a buffer to reduce sharp changes in the value of adjustable rate securities, these securities are still subject to changes in value based on changes in market interest rates or changes in the issuer’s creditworthiness. Because the interest rates are reset only periodically, changes in the interest rate on ARMs may lag behind changes in prevailing market interest rates. Also, some ARMs (or the underlying mortgages) are subject to caps or floors that limit the maximum change in interest rate during a specified period or over the life of the security. As a result, changes in the interest rate on an ARM may not fully reflect changes in prevailing market interest rates during certain periods. Because of the resetting of interest rates, ARMs are less likely than non-adjustable rate securities of comparable quality and maturity to increase significantly in value when market interest rates fall. In addition, a Fund will not benefit from increases in interest rates to the extent that interest rates rise to the point where they cause the current coupon of the underlying ARM to exceed a cap rate for a particular mortgage. See “Mortgage-Related Securities” for more information on the risks involved in ARMs.

Asset-Backed Securities

Certain Funds may invest in asset-backed securities, which are securities that represent a participation in, or are secured by and payable from, a stream of payments generated by particular assets, most often a pool or pools of similar assets (e.g., trade receivables). The credit quality of these securities depends primarily upon the quality of the underlying assets and the level of credit support and/or enhancement provided. Mortgage-backed securities are a type of asset-backed security. The securitization techniques used to develop mortgage securities are also being applied to a broad range of other assets. Through the use of trusts and special purpose vehicles, assets, such as automobile and credit card receivables, are being securitized in pass-through structures similar to mortgage pass-through structures or in a pay-through structure similar to a collateralized mortgage obligation (“CMO”) structure (described below). Generally, the issuers of asset-backed bonds, notes or pass-through certificates are special purpose entities and do not have any significant assets other than the receivables securing such obligations. In general, the collateral supporting asset-backed securities is of shorter maturity than mortgage loans. Instruments backed by pools of receivables are similar to mortgage-backed securities in that they are subject to unscheduled prepayments of principal prior to maturity. When the obligations are prepaid, a Fund will ordinarily reinvest the prepaid amounts in securities the yields of which reflect interest rates prevailing at the time. Therefore, a Fund’s ability to maintain a portfolio that includes high-yielding asset-backed securities will be adversely affected to the extent that prepayments of principal must be reinvested in securities that have lower yields than the prepaid obligations. Moreover, prepayments of securities purchased at a premium could result in a realized loss. The value of some mortgage-backed or asset-backed securities in which a Fund invests may be particularly sensitive to changes in prevailing interest rates, and the ability of a Fund to successfully utilize these instruments may depend in part upon the ability of the Fund’s Adviser to forecast interest rates and other economic factors correctly. These types of securities may also decline for reasons associated with the underlying collateral. Asset-backed securities involve risks similar to those described in the section “Mortgage-Related Securities.”

Some Funds may also gain exposure to asset-backed securities through entering into credit default swaps or other derivative instruments related to this asset class. For example, a Fund may enter into credit default swaps on ABX, which are indices made up of tranches of asset-backed securities, each with different credit ratings. Utilizing ABX, one can either gain synthetic risk exposure to a portfolio of such securities by “selling protection” or take a short position by “buying protection.” The protection buyer pays a monthly premium to the protection seller, and the seller agrees to cover any principal losses and interest shortfalls of the referenced underlying asset-backed securities. Credit default swaps and other derivative instruments related to asset-backed securities are subject to the risks associated with asset-backed securities generally, as well as the risks of derivative transactions. See the section “Derivative Instruments.”

Bank Loans

Some Funds may invest in bank loans, which include senior secured and unsecured floating rate loans made by banks and other financial institutions to corporate customers. Typically, these loans hold the most senior position in a borrower’s capital structure, may be secured by the borrower’s assets and have interest rates that reset frequently. These loans may not be rated investment-grade by the rating agencies. Economic downturns generally lead to higher non-payment and default rates and a senior loan could lose a substantial part of its value prior to a default. However, as compared to junk bonds, senior floating rate loans are typically senior in the capital structure and are often secured by collateral of the borrower. A Fund’s investments in loans are subject to credit risk, and even secured bank loans may not be adequately collateralized. The interest rates on many bank loans reset frequently, and therefore investors are subject to the risk that the return will be less than anticipated when the investment was first made. Most bank loans, like most investment-grade bonds, are not traded on any national securities exchange. Bank loans generally have less liquidity than investment-grade bonds and there may be less public information available about them.

A Fund may participate in the primary syndicate for a bank loan or it may also purchase loans from other lenders (sometimes referred to as loan assignments). A Fund may also acquire a participation interest in another lender’s portion of the senior loan. Large loans to corporations or governments may be shared or syndicated among several lenders, usually banks. A Fund may participate in such syndicates, or can buy part of a loan, becoming a direct lender. Participation interests involve special types of risk, including liquidity risk and the risks of being a lender. If a Fund purchases a participation interest, it may only be able to enforce its rights through the lender, and may assume the credit risk of the lender in addition to the credit risk of the borrower.

Collateralized Mortgage Obligations

Certain Funds may invest in CMOs, which are securities backed by a portfolio of mortgages or mortgage-backed securities held under an indenture. CMOs may be issued either by U.S. government instrumentalities or by non-governmental entities. CMOs are not direct obligations of the U.S. government. The issuer’s obligation to make interest and principal payments is secured by the underlying portfolio of mortgages or mortgage-backed securities. CMOs are issued with a number of classes or series which have different maturities and which may represent interests in some or all of the interest or principal on the underlying collateral or a combination thereof. CMOs of different classes are generally retired in sequence as the underlying mortgage loans in the mortgage pool are repaid. In the event of sufficient early prepayments on such mortgages, the class or series of CMOs first to mature generally will be retired prior to its maturity. This the early retirement of a particular class or series of CMO held by a Fund would have a similar effect to the prepayment of mortgages underlying a mortgage pass-through security. CMOs and other asset-backed and mortgage-backed securities may be considered derivative securities. CMOs involve risks similar to those described in the section “Mortgage-Related Securities.”

Common Stocks and Other Equity Securities

The Funds may invest in equity securities. Common stocks, preferred stocks, warrants, securities convertible into common or preferred stocks and similar securities, together called “equity securities,” are generally volatile and more risky than some other forms of investment. Equity securities of companies with relatively small market capitalizations may be more volatile than the securities of larger, more established companies and than the broad equity market indices generally. Common stock and other equity securities may take the form of stock in corporations, partnership interests, interests in limited liability companies and other direct or indirect interests in business organizations.

Equity securities are securities that represent an ownership interest (or the right to acquire such an interest) in a company and may include common and preferred stocks, securities exercisable for, or convertible into, common or preferred stocks, such as warrants, convertible debt securities and convertible preferred stock, and other equity-like interests in an entity. Equity securities may take the form of stock in a corporation, limited partnership interests, interests in limited liability companies, depositary receipts, real estate investment trusts (“REITs”) or other trusts and other similar securities. Common stocks represent an equity or ownership interest in an issuer. Preferred stocks represent an equity or ownership interest in an issuer that pays dividends at a specified rate and that has precedence over common stock in the payment of dividends. Shareholders may suffer a loss of value if dividends are not paid. The market prices of preferred stocks are subject to changes in interest rates and are more sensitive to changes in the issuer’s creditworthiness than are the prices of debt securities. Under normal circumstances, preferred stock does not carry voting rights. In the event that an issuer is liquidated or declares bankruptcy, the claims of owners of bonds and other debt securities generally take precedence over holders of preferred stock, whose claims take precedence over the claims of those who own common stock.

While offering greater potential for long-term growth, equity securities generally are more volatile and more risky than some other forms of investment, particularly debt securities. The value of your investment in a fund that invests in equity securities may decrease, potentially in a significant amount. A Fund may invest in equity securities of companies with relatively small market capitalizations. Securities of such companies may be more volatile than the securities of larger, more established companies and the broad equity market indices. See the section “Small Capitalization Companies.” A Fund’s investments may include securities traded “over-the-counter” (“OTC”) as well as those traded on a securities exchange. Some securities, particularly OTC securities, may be more difficult to sell under some market conditions.

Stocks of companies that Loomis Sayles believes have earnings that will grow faster than the economy as a whole are known as growth stocks. Growth stocks typically trade at higher multiples of current earnings than other stocks. As a result, the values of growth stocks may be more sensitive to changes in current or expected earnings than the values of other stocks. If Loomis Sayles’ assessment of the prospects for a company’s earnings growth is wrong, or if its judgment of how other investors will value the company’s earnings growth is wrong, then the price of that company’s stock may fall or may not approach the value that Loomis Sayles has placed on it.

Stocks of companies that are not expected to experience significant earnings growth, but whose stocks Loomis Sayles believes are undervalued compared to their true worth, are known as value stocks. These companies may have experienced adverse business developments or may be subject to special risks that have caused their stocks to be out of favor. If Loomis Sayles’ assessment of a company’s prospects is wrong, or if other investors do not eventually recognize the value of the company, then the price of the company’s stock may fall or may not approach the value that Loomis Sayles has placed on it. The Loomis Sayles Small Cap Value Fund generally invests a significant portion of its assets in value stocks.

Many stocks may have both “growth” and “value” characteristics, and for some stocks it may be unclear which category, if any, it fits into.

Convertible Securities

Some Funds may invest in convertible securities, including corporate bonds, notes or preferred stocks of U.S. or foreign issuers that can be converted into (exchanged for) common stocks or other equity securities. Convertible securities also include other securities, such as warrants, that provide an opportunity for equity participation. Since convertible securities may be converted into equity securities, their values will normally vary in some proportion with those of the underlying equity securities. Convertible securities usually provide a higher yield than the underlying equity, however, so that the price decline of a convertible security may sometimes be less substantial than that of the underlying equity security. Convertible securities are generally subject to the same risks as non-convertible fixed-income securities, but usually provide a lower yield than comparable fixed-income securities. Many convertible securities are relatively illiquid.

Debt Securities

Certain of the Funds may invest in debt securities. Debt securities are used by issuers to borrow money. The issuer usually pays a fixed, variable or floating rate of interest and must repay the amount borrowed at the maturity of the security. Some debt securities, such as zero-coupon securities, do not pay interest but are sold at a discount from their face values. Debt securities include corporate bonds, government securities and mortgage- and other asset-backed securities. Debt securities include a broad array of short-, medium- and long-term obligations issued by the U.S. or foreign governments, government or international agencies and instrumentalities, and corporate issuers of various types. Some debt securities represent uncollateralized obligations of their issuers; in other cases, the securities may be backed by specific assets (such as mortgages or other receivables) that have been set aside as collateral for the issuer’s obligation. Debt securities generally involve an obligation of the issuer to pay interest or dividends on either a current basis or at the maturity of the securities, as well as the obligation to repay the principal amount of the security at maturity.

Risks. Debt securities are subject to market risk and credit risk. Credit risk relates to the ability of the issuer to make payments of principal and interest and includes the risk of default. Sometimes, an issuer may make these payments from money raised through a variety of sources, including, with respect to issuers of municipal securities, (i) the issuer’s general taxing power, (ii) a specific type of tax, such as a property tax or (iii) a particular facility or project such as a highway. The ability of an issuer to make these payments could be affected by general economic conditions, issues specific to the issuer, litigation, legislation or other political events, the bankruptcy of the issuer, war, natural disasters, terrorism or other major events. U.S. government securities are not generally perceived to involve credit risks to the same extent as investments in other types of fixed-income securities; as a result, the yields available from U.S. government securities are generally lower than the yields available from corporate and municipal debt securities. Market risk is the risk that the value of the security will fall because of changes in market rates of interest. Generally, the value of debt securities falls when market rates of interest are rising. Some debt securities also involve prepayment or call risk. This is the risk that the issuer will repay a Fund the principal on the security before it is due, thus depriving the Fund of a favorable stream of future interest payments.

Because interest rates vary, it is impossible to predict the income of a Fund that invests in debt securities for any particular period. Fluctuations in the value of a Fund’s investments in debt securities will cause the Fund’s net asset value (“NAV”) to increase or decrease.

Depositary Receipts

Certain Funds may invest in foreign equity securities by purchasing “depositary receipts.” Depositary receipts are instruments issued by banks that represent an interest in equity securities held by arrangement with the bank. Depositary receipts can be either “sponsored” or “unsponsored.” Sponsored depositary receipts are issued by banks in cooperation with the issuer of the underlying equity securities. Unsponsored depositary receipts are arranged without involvement by the issuer of the underlying equity securities and, therefore, less information about the issuer of the underlying equity securities may be available and the price may be more volatile than in the case of sponsored depositary receipts. American Depositary Receipts (“ADRs”) are depositary receipts bought and sold in the United States that are typically issued by a U.S. bank or trust company and evidence ownership of underlying securities by a foreign corporation. All depositary receipts, including those denominated in U.S. dollars will be subject to foreign currency risk. European Depositary Receipts (“EDRs”) and Global Depositary Receipts (“GDRs”) are depositary receipts that are typically issued by foreign banks or trust companies and evidence ownership of underlying securities issued by either a foreign or U.S. corporation. All depositary receipts, including those denominated in U.S. dollars, will be subject to foreign currency risk.

The effect of changes in the dollar value of a foreign currency on the dollar value of a Fund’s assets and on the net investment income available for distribution may be favorable or unfavorable. A Fund may incur costs in connection with conversions between various currencies. In addition, a Fund may be required to liquidate portfolio assets, or may incur increased currency conversion costs, to compensate for a decline in the dollar value of a foreign currency occurring between the time when the Fund declares and pays a dividend, or between the time when the Fund accrues and pays an operating expense in U.S. dollars.

Because the Funds may invest in depositary receipts, changes in foreign economies and political climates are more likely to affect the Funds than a mutual fund that invests exclusively in U.S. companies. There may also be less government supervision of foreign markets, resulting in non-uniform accounting practices and less publicly available information. If a Fund’s portfolio is over-weighted in a certain geographic region, any negative development affecting that region will have a greater impact on the Fund than a fund that is not over-weighted in that region.

Derivative Instruments

Some Funds may, but are not required to, use a number of derivative instruments for risk management purposes or as part of their investment strategies. Generally, derivatives are financial contracts whose value depends upon, or is derived from, the value of an underlying asset, reference rate or index, and may relate to stocks, bonds, interest rates, currencies or currency exchange rates, commodities, related indices and other assets. For additional information about the use of derivatives in connection with foreign currency transactions, see the section “Foreign Currency Transactions.” The Adviser may decide not to employ any of these strategies and there is no assurance that any derivatives strategy used by a Fund will succeed. In addition, suitable derivative transactions may not be available in all circumstances and there can be no assurance that a Fund will engage in these transactions to reduce exposure to other risks when that would be beneficial. Examples of derivative instruments that a Fund may use include (but are not limited to) options and warrants, futures contracts, options on futures contracts, structured notes, zero-strike warrants and options, swap agreements, swaptions and debt-linked and equity-linked securities.

Derivatives involve special risks, including possible default by the other party to the transaction, illiquidity, difficulties in valuation, leverage risk and, to the extent the Adviser’s view as to certain market movements is incorrect, the risk that the use of derivatives could result in significantly greater losses or lower income or gains than if they had not been used. The Fund’s derivative counterparties may experience financial difficulties or otherwise be unwilling or unable to honor their obligations, possibly resulting in losses to the Fund. Losses resulting from the use of derivatives will reduce a Fund’s NAV, and possibly income, and the losses may be significantly greater than if derivatives had not been used. The degree of a Fund’s use of derivatives may be limited by certain provisions of the Internal Revenue Code of 1986, as amended, (“the Code”). When used, derivatives may increase the amount and affect the timing and character of taxes payable by shareholders. See the subsection “Certain Additional Risks of Derivative Instruments” below for additional information about the risks relating to derivative instruments.

Several types of derivative instruments in which a Fund may invest are described in more detail below. However, the Funds are not limited to investments in these instruments.

Asset Segregation and Coverage

A Fund will segregate with its custodian or otherwise designate on its records liquid assets in an amount the Fund believes to be adequate to ensure that it has sufficient liquid assets to meet its obligations under its derivatives contracts and similar transactions, or the Fund may engage in other measures to “cover” its obligations with respect to such transactions. The amounts that are segregated or designated may be based on the notional value of the derivative or on the daily mark-to-market obligation under the derivatives contract and may be reduced by amounts on deposit with the applicable broker or counterparty to the derivatives transaction. A Fund may segregate amounts in addition to the amounts described above. In certain circumstances, a Fund may enter into an offsetting position rather than segregating or designating liquid assets (e.g., a Fund may cover a written put option with a purchased put option with the same or higher exercise price). Although a Fund’s Adviser will attempt to ensure that the Fund has sufficient liquid assets to cover its obligations under its derivatives contracts, it is possible that the Fund’s liquid assets may be insufficient to support such obligations under its derivatives positions. A Fund may modify its asset segregation policies from time to time.

Futures Contracts

Futures transactions involve a Fund’s buying or selling futures contracts. A futures contract is an agreement between two parties to buy and sell a particular security, commodity, currency or other asset, or group or index of securities, commodities, currencies or other assets, for a specified price on a specified future date. A futures contract creates an obligation by the seller to deliver and the buyer to take delivery of the type of instrument or cash

(depending on whether the contract calls for physical delivery or cash settlement) at the time and in the amount specified in the contract. In the case of futures on an index, the seller and buyer agree to settle in cash, at a future date, based on the difference in value of the contract between the date it is opened and the settlement date. The value of each contract is equal to the value of the index from time to time multiplied by a specified dollar amount. For example, S&P 500® Index futures may trade in contracts with a value equal to $250 multiplied by the S&P 500® Index.

When a trader, such as a Fund, enters into a futures contract, it is required to deposit with (or for the benefit of) its broker as “initial margin” an amount of cash or short-term, high-quality/liquid securities (such as U.S. Treasury bills or high quality tax-exempt bonds acceptable to the broker) equal to approximately 2% to 5% of the delivery or settlement price of the contract (depending on applicable exchange rules). Initial margin is held to secure the performance of the holder of the futures contract. As the value of the contract changes, the value of futures contract positions increases or declines. At the end of each trading day, the amount of such increase and decline is received and paid respectively by and to the holders of these positions. The amount received or paid is known as “variation margin.” Gain or loss on a futures position is equal to the net variation margin received or paid over the time the position is held, plus or minus the amount received or paid when the position is closed, minus brokerage commissions and other transaction costs.

Although many futures contracts call for the delivery (or acceptance) of the specified instrument, futures are usually closed out before the settlement date through the purchase (or sale) of a comparable contract. If the price of the sale of the futures contract by a Fund is less than the price of the offsetting purchase, the Fund will realize a loss. A futures sale is closed by purchasing a futures contract for the same aggregate amount of the specific type of financial instrument or commodity and with the same delivery date. Similarly, a futures purchase is closed by the purchaser selling an offsetting futures contract.

Options

Options transactions may involve a Fund’s buying or writing (selling) options on securities, futures contracts, securities indices (including futures on securities indices) or currencies. A Fund may engage in these transactions either to enhance investment return or to hedge against changes in the value of other assets that it owns or intends to acquire. Options can generally be classified as either “call” or “put” options. There are two parties to a typical options transaction: the “writer” (seller) and the “buyer.” A call option gives the buyer the right to buy a security or other asset (such as an amount of currency or a futures contract) from, and a put option gives the buyer the right to sell a security or other asset to, the option writer at a specified price, on or before a specified date. The buyer of an option pays a premium when purchasing the option, which reduces the return on the underlying security or other asset if the option is exercised, and results in a loss if the option expires unexercised. The writer of an option receives a premium from writing an option, which may increase its return if the option expires or is closed out at a profit. An “American-style” option allows exercise of the option at any time during the term of the option. A “European-style” option allows an option to be exercised only at a specific time or times, such as the end of its term. Options may be traded on or off an established securities or options exchange.

If the holder (writer) of an option wishes to terminate its position, it may seek to effect a closing sale transaction by selling (buying) an option identical to the option previously purchased. The effect of the purchase is that the previous option position will be canceled. A Fund will realize a profit from closing out an option if the price received for selling the offsetting position is more than the premium paid to purchase the option; the Fund will realize a loss from closing out an option transaction if the price received for selling the offsetting option is less than the premium paid to purchase the option. Since premiums on options having an exercise price close to the value of the underlying securities or futures contracts usually have a time value component (i.e., a value that diminishes as the time within which the option can be exercised grows shorter), the value of an options contract may change as a result of the lapse of time even though the value of the futures contract or security underlying the option (and of the security or other asset deliverable under the futures contract) has not changed. As an alternative to purchasing call and put options on index futures, a Fund may purchase or sell call or put options on the underlying indices themselves. Such options would be used in a manner similar to the use of options on index futures.

Warrants and Rights

Certain Funds may invest in warrants and rights. A warrant is an instrument that gives the holder a right to purchase a given number of shares of a particular security at a specified price until a stated expiration date. Buying a warrant generally can provide a greater potential for profit or loss than an investment of equivalent amounts in the underlying common stock. The market value of a warrant does not necessarily move with the value of the underlying securities. If a holder does not sell the warrant, it risks the loss of its entire investment if the market price of the underlying security does not, before the expiration date, exceed the exercise price of the warrant. Investment in warrants is a speculative activity. Warrants pay no dividends and confer no rights (other than the right to purchase the underlying securities) with respect to the assets of the issuer. A right is a privilege granted to existing shareholders of a corporation to subscribe for shares of a new issue of common stock before it is issued. Rights normally have a short life, usually two to four weeks, are freely transferable and entitle the holder to buy the new common stock at a lower price than the public offering price.

Options on Indices

Some Funds may transact in options on indices (“index options”). Put and call index options are similar to puts and calls on securities or futures contracts except that all settlements are in cash and gain or loss at expiration depends on changes in the index in question rather than on price movements in individual securities or futures contracts. When a Fund writes an index call option, it receives a premium and undertakes the obligation that, prior to the expiration date (or, upon the expiration date for European-style options), the purchaser of the call, upon exercise of the call, will receive from the Fund an amount of cash if the exercise settlement value of the relevant index is greater than the exercise price of the call. The manner of determining “exercise settlement value” for a particular option series is fixed by the options market on which the series is traded. S&P 500® Index options, for example, have a settlement value that is calculated using the opening sales price in the primary market of each component security on the last business day (usually a Friday) before the expiration date. The amount of cash is equal to the difference between the exercise settlement value of the index and the exercise price of the call times a specified multiple (“multiplier”). When a Fund buys an index call option, it pays a premium and has the same rights as to such call as are indicated above. When a Fund buys an index put option, it pays a premium and has the right, prior to the expiration date (or, upon the expiration date for European-style options), to collect, upon the Fund’s exercise of the put, an amount of cash equal to the difference between the exercise price of the option and the exercise settlement value of the index, times a multiplier, similar to that described above for calls, if the exercise settlement value is less than the exercise price. When a Fund writes an index put option, it receives a premium and the purchaser of the put has the right, prior to the expiration date, to require the Fund to deliver to it an amount of cash equal to the difference between the exercise settlement value of the index and exercise price times the multiplier if the closing level is less than the exercise price.

Exchange-Traded and Over-the-Counter Options

Some Funds may purchase or write both exchange-traded and OTC options. OTC options differ from exchange-traded options in that they are two-party contracts, with price and other terms negotiated between buyer and seller, and generally do not have as much market liquidity as exchange-traded options.

An exchange-traded option may be closed out only on an exchange that generally provides a liquid secondary market for an option of the same series. If a liquid secondary market for an exchange-traded option does not exist, it might not be possible to effect a closing transaction with respect to a particular option, with the result that a Fund would have to exercise the option in order to consummate the transaction. Reasons for the absence of a liquid secondary market on an exchange include the following: (i) there may be insufficient trading interest in certain options; (ii) restrictions may be imposed by an exchange on opening transactions or closing transactions or both; (iii) trading halts, suspensions or other restrictions may be imposed with respect to particular classes or series of options or underlying securities; (iv) unusual or unforeseen circumstances may interrupt normal operations on an exchange; (v) the facilities of an exchange or the Options Clearing Corporation (“OCC”) or other clearing organization may not at all times be adequate to handle current trading volume; or (vi) one or more exchanges could, for economic or other reasons, decide or be compelled at some future date to discontinue the trading of options (or a particular class or series of options), in which event the secondary market on that exchange (or in that class or series of options) would cease to exist, although outstanding options on that exchange that had been issued by the OCC as a result of trades on that exchange would continue to be exercisable in accordance with their terms.

An OTC option (an option not traded on an established exchange) may be closed out only by agreement with the other party to the original option transaction. With OTC options, a Fund is at risk that the other party to the transaction will default on its obligations or will not permit the Fund to terminate the transaction before its scheduled maturity. While a Fund will seek to enter into OTC options only with dealers who agree to or are expected to be capable of entering into closing transactions with the Fund, there can be no assurance that the Fund will be able to liquidate an OTC option at a favorable price at any time prior to its expiration. OTC options are not subject to the protections afforded purchasers of listed options by the OCC or other clearing organizations.

Index Warrants

Some Funds may purchase put warrants and call warrants whose values vary depending on the change in the value of one or more specified securities indices (“index warrants”). Index warrants are generally issued by banks or other financial institutions and give the holder the right, at any time during the term of the warrant, to receive upon exercise of the warrant a cash payment from the issuer based on the value of the underlying index at the time of exercise. In general, if the value of the underlying index rises above the exercise price of the index warrant, the holder of a call warrant will be entitled to receive a cash payment from the issuer upon exercise based on the difference between the value of the index and the exercise price of the warrant; if the value of the underlying index falls, the holder of a put warrant will be entitled to receive a cash payment from the issuer upon exercise based on the difference between the exercise price of the warrant and the value of the index. The holder of a warrant would not be entitled to any payments from the issuer at a time when, in the case of a call warrant, the exercise price is more than the value of the underlying index, or in the case of a put warrant, the exercise price is less than the value of the underlying index. If a Fund were not to exercise an index warrant prior to its expiration, then the Fund would lose the amount of the purchase price paid by it for the warrant. A Fund will normally use index warrants in a manner similar to its use of options on securities indices.

Forward Contracts

Some Funds may invest in forward contracts. Forward contracts are transactions involving the Fund’s obligation to purchase or sell a specific currency or other asset at a future date at a specified price. For example, forward contracts may be used when the Adviser anticipates that particular foreign currencies will appreciate or depreciate in value or to take advantage of the expected relationships between various currencies, regardless of whether securities denominated in such currencies are held in a Fund’s investment portfolio. Forward contracts may also be used by a Fund for hedging purposes to protect against uncertainty in the level of future foreign currency exchange rates, such as when a Fund anticipates purchasing or selling a foreign security. This technique would allow a Fund to “lock in” the U.S. dollar price of the investment. Forward contracts also may be used to attempt to protect the value of a Fund’s existing holdings of foreign securities. There may be, however, imperfect correlation between a Fund’s foreign securities holdings and the forward contracts entered into with respect to such holdings. The cost to a Fund of engaging in forward contracts varies with factors such as the currency involved, the length of the contract period and the market conditions then prevailing.

Swap Transactions

Some Funds may enter into a variety of swap agreements, including, but not limited to, interest rate, index, commodity, equity-linked, credit default, credit-linked and currency exchange swaps. Depending on the structure of the swap agreement, a Fund may enter into swap transactions to preserve a return or spread on a particular investment or portion of its portfolio, to gain exposure to one or more securities, currencies, commodities or interest rates, to protect against or attempt to take advantage of currency fluctuations, to protect against any increase in the price of securities that a Fund anticipates purchasing at a later date, to efficiently gain exposure to certain markets to add economic leverage to the Fund’s portfolio or to shift the Fund’s investment exposure from one type of investment to another.

Swap agreements are two-party contracts entered into primarily by institutional investors for periods ranging from a few weeks to a number of years. Swap agreements are individually negotiated and structured to include exposure to a variety of types of investments or market factors. In a standard “swap” transaction, two parties agree to exchange the returns (or differentials in rates of return) earned or realized on particular predetermined investments or instruments, which may be adjusted for an interest factor. The gross returns to be exchanged or “swapped” between the parties generally are calculated with respect to a “notional amount,” such as the return on or increase in value of a particular dollar amount invested at a particular interest rate or in a “basket” of securities representing a particular index. In a typical interest rate swap, for example, one party agrees to make regular payments equal to a floating interest rate times a “notional principal amount,” in return for payments equal to a fixed rate times the same amount, for the term of the swap agreement. The “notional principal amount” of a swap transaction is the agreed-upon basis for calculating the payments that the parties agree to exchange, i.e., the return on or increase in value of a particular dollar amount invested at particular interest rate, in a particular foreign currency or commodity or in a “basket” of securities. Under most swap agreements, payments by the parties will be exchanged on a “net basis,” and a party will receive or pay, as the case may be, only the net amount of the two payments.

Swap agreements are sophisticated financial instruments that typically involve a small investment of cash relative to the magnitude of risks assumed. Swaps can be highly volatile and may have a considerable impact on a Fund’s performance, as the potential gain or loss on any swap transaction is not subject to any fixed limit. A Fund’s successful use of swap agreements will depend on the Adviser’s ability to predict correctly whether certain types of investments are likely to produce greater returns than other investments. Because swaps are two-party contracts that may be subject to contractual restrictions on transferability and termination and because they may have terms of greater than seven days, swap agreements may be considered to be illiquid. If a swap is not liquid, it may not be possible to initiate a transaction or liquidate a position at an advantageous time or price, which may result in significant losses. A Fund may also suffer losses if it is unable to terminate (or terminate at the time and price desired) outstanding swap agreements (either by assignment or other disposition) or reduce its exposure through offsetting transactions.

The Funds may also enter into options on swaps. A Fund may engage in swap options for hedging purposes or to manage and mitigate credit and interest rate risk. A Fund may write (sell) and purchase put and call swap options. The use of swap options involves risks, including, among others, (i) imperfect correlation between movements of the price of the swap options and the price of the securities, indices or other assets serving as reference instruments for the swap option, reducing the effectiveness of the instrument for hedging or investment purposes, (ii) the absence of a liquid market to sell a swap option, which could result in difficulty closing a position, (iii) the exacerbation of losses incurred due to changes in the market value of the securities to which they relate, and (iv) counterparty risk.

A Fund bears the risk of loss of the amount expected to be received under a swap agreement in the event of the default or bankruptcy of a swap agreement counterparty. When a counterparty’s obligations are not fully secured by collateral, then the Fund is essentially an unsecured creditor of the counterparty. If the counterparty defaults, the Fund will have contractual remedies, but there is no assurance that a counterparty will be able to meet its obligations pursuant to such contracts or that, in the event of default, the Fund will succeed in enforcing contractual remedies. Counterparty risk still exists even if a counterparty’s obligations are secured by collateral because the Fund’s interest in collateral may not be perfected or additional collateral may not be promptly posted as required. Counterparty risk also may be more pronounced if a counterparty’s obligations exceed the amount of collateral held by the Fund (if any), the Fund is unable to exercise its interest in collateral upon default by the counterparty, or the termination value of the instrument varies significantly from the marked-to-market value of the instrument.

Counterparty risk with respect to derivatives will be affected by new rules and regulations affecting the derivatives market. Some derivatives transactions are required to be centrally cleared, and a party to a cleared derivatives transaction is subject to the credit risk of the clearing house and the clearing member through which it holds its cleared position, rather than the credit risk of its original counterparty to the derivative transaction. Credit risk of market participants with respect to derivatives that are centrally cleared is concentrated in a few clearing houses, and it is not clear how an insolvency proceeding of a clearing house would be conducted and what impact an insolvency of a clearing house would have on the financial system. A clearing member is obligated by contract and by applicable regulation to segregate all funds received from customers with respect to cleared derivatives transactions from the clearing member’s proprietary assets. However, all funds and other property received by a clearing broker from its customers are generally held by the clearing broker on a commingled basis in an omnibus account, and the clearing member may invest those funds in certain instruments permitted under the applicable regulations. The assets of a Fund might not be fully protected in the event of the bankruptcy of a Fund’s clearing member, because the Fund would be limited to recovering only a pro rata share of all available funds segregated on behalf of the clearing broker’s customers for a relevant account class. Also, the clearing member is required to transfer to the clearing organization the amount of margin required by the clearing organization for cleared derivatives, which amounts are generally held in an omnibus account at the clearing organization for all customers of the clearing member. Regulations promulgated by the U.S. Commodity Futures Trading Commission (“CFTC”) require that the clearing member notify the clearing house of the amount of initial margin provided by the clearing member to the clearing organization that is attributable to each customer. However, if the clearing member does not provide accurate reporting, the Funds are subject to the risk that a clearing organization will use a Fund’s assets held in an omnibus account at the clearing organization to satisfy payment obligations of a defaulting customer of the clearing member to the clearing organization. In addition, clearing members generally provide to the clearing organization the net amount of variation margin required for cleared swaps for all of its customers in the aggregate, rather than the gross amount of each customer. The Funds are therefore subject to the risk that a clearing organization will not make variation margin payments owed to a Fund if another customer of the clearing member has suffered a loss and is in default, and the risk that a Fund will be required to provide additional variation margin to the clearing house before the clearing house will move the Fund’s cleared derivatives transactions to another clearing member. In addition, if a clearing member does not comply with the applicable regulations or its agreement with the Funds, or in the event of fraud or misappropriation of customer assets by a clearing member, a Fund could have only an unsecured creditor claim in an insolvency of the clearing member with respect to the margin held by the clearing member.

Title VII of the Dodd-Frank Wall Street Reform and Consumer Protection Act (the “Dodd-Frank Act”) established a framework for the regulation of OTC swap markets; the framework outlined the joint responsibility of the CFTC and the SEC in regulating swaps. The CFTC is responsible for the regulation of swaps, the SEC is responsible for the regulation of security-based swaps and jointly they are both responsible for the regulation of mixed swaps.

Credit Default Swaps

Some Funds may enter into credit default swap agreements, which may have as reference obligations one or more debt securities or an index of such securities. In a credit default swap, one party (the “protection buyer”) is obligated to pay the other party (the “protection seller”) a stream of payments over the term of the contract, provided that no credit event, such as a default or a downgrade in credit rating, occurs on the reference obligation. If a credit event occurs, the protection seller must generally pay the protection buyer the “par value” (the agreed-upon notional value) of the referenced debt obligation in exchange for an equal face amount of deliverable reference obligations or a specified amount of cash, depending upon the terms of the swap.

A Fund may be either the protection buyer or protection seller in a credit default swap. If a Fund is a protection buyer, such Fund would pay the counterparty a periodic stream of payments over the term of the contract and would not recover any of those payments if no credit event were to occur. However, if a credit event occurs, a Fund that is a protection buyer has the right to deliver the referenced debt obligations or a specified amount of cash, depending upon the terms of the swap, and receive the par value of such debt obligations from the counterparty protection seller. As a protection seller, a Fund would receive fixed payments throughout the term of the contract if no credit event occurs. If a credit event occurs, however, the value of the obligation received by a Fund (e.g., bonds which defaulted), plus the periodic payments previously received, may be less than the par value of the obligation, or cash received, resulting in a loss to the protection seller. Furthermore, a Fund that is a protection seller would effectively add leverage to its portfolio because such Fund will have investment exposure to the notional amount of the swap.

Credit default swap agreements are subject to greater risk than a direct investment in the reference obligation. Like all swap agreements, credit default swaps are subject to liquidity, credit and counterparty risks. In addition, collateral posting requirements are individually negotiated and there is no regulatory requirement that a counterparty post collateral to secure its obligations or a specified amount of cash, depending upon the terms of the swap, under a credit default swap. Furthermore, there is no requirement that a party be informed in advance when a credit default swap agreement is sold. Accordingly, a Fund may have difficulty identifying the party responsible for payment of its claims. The notional value of credit default swaps with respect to a particular investment is often larger than the total par value of such investment outstanding and, in event of a default, there may be difficulties in making the required deliveries of the reference investments, possibly delaying payments.

If a counterparty’s credit becomes significantly impaired, multiple requests for collateral posting in a short period of time could increase the risk that a Fund may not receive adequate collateral. There is no readily available market for trading credit default swaps. A Fund generally may exit its obligations under a credit default swap only by terminating the contract and paying applicable breakage fees, or by entering into an offsetting credit default swap position, which may cause the Fund to incur more losses.

Investment Pools of Swap Contracts

Some Funds may invest in publicly or privately issued interests in investment pools whose underlying assets are credit default, credit-linked, interest rate, currency exchange, equity-linked or other types of swap contracts and related underlying securities or securities loan agreements. The pools’ investment results may be designed to correspond generally to the performance of a specified securities index or “basket” of securities, or sometimes a single security. These types of pools are often used to gain exposure to multiple securities with less of an investment than would be required to invest directly in the individual securities. They may also be used to gain exposure to foreign securities markets without investing in the foreign securities themselves and/or the relevant foreign market. To the extent that a Fund invests in pools of swap contracts and related underlying securities or securities loan agreements whose performance corresponds to the performance of a foreign securities index or one or more foreign securities, investing in such pools will involve risks similar to the risks of investing in foreign securities. See “Foreign Securities” below. In addition to the risks associated with investing in swaps generally, an investing Fund bears the risks and costs generally associated with investing in pooled investment vehicles, such as paying the fees and expenses of the pool and the risk that the pool or the operator of the pool may default on its obligations to the holder of interests in the pool, such as a Fund. Interests in privately offered investment pools of swap contracts may be considered illiquid and, except to the extent that such interests are deemed liquid under the Funds’ policies, subject to a Fund’s restriction on investments in illiquid securities.

Certain Additional Risks of Derivative Instruments

The use of derivative instruments, including, but not limited to, the futures contracts, options and warrants, forward currency contracts and swap transactions described above, involves risks in addition to those described above or in the Prospectuses. Although the Adviser may seek to use these transactions to achieve a Fund’s investment goals, no assurance can be given that the use of these transactions will achieve this result. One risk arises because of the imperfect correlation between movements in the price of derivatives contracts and movements in the price of the securities, indices or other assets serving as reference instruments for the derivative. A Fund’s derivative strategies will not be fully effective unless the Fund can compensate for such imperfect correlation. There is no assurance that a Fund will be able to effect such compensation. For example, the correlation between the price movement of the derivatives contract and the hedged security may be distorted due to differences in the nature of the relevant markets. If the price of the futures contract moves more than the price of the hedged security, a Fund would experience either a loss or a gain on the derivative that is not completely offset by movements in the price of the hedged securities. For example, in an attempt to compensate for imperfect price movement correlations, a Fund may purchase or sell futures contracts in a greater dollar amount than the hedged securities if the price movement volatility of the hedged securities is historically greater than the volatility of the futures contract. The use of derivatives for other than hedging purposes may be considered a speculative activity, and involves greater risks than are involved in hedging. With respect to certain derivative transactions (e.g., short positions in which a Fund does not hold the instrument to which the short position relates), the potential risk of loss to a Fund is theoretically unlimited.

The price of index futures may not correlate perfectly with movement in the relevant index due to certain market distortions. One such distortion stems from the fact that all participants in the futures market are subject to margin deposit and maintenance requirements. Rather than meeting additional margin deposit requirements, investors may close futures contracts through offsetting transactions, which could distort the normal relationship between the index and futures markets. Another market distortion results from the deposit requirements in the futures market being less onerous than margin requirements in the securities market, and as a result the futures market may attract more speculators than does the securities market. A third distortion is caused by the fact that trading hours for stock index futures may not correspond perfectly to hours of trading on the exchange to which a particular stock index futures contract relates. This may result in a disparity between the price of index futures and the value of the relevant index due to the lack of continuous arbitrage between the index futures price and the value of the underlying index. Finally, hedging transactions using stock indices involve the risk that movements in the price of the index may not correlate with price movements of the particular portfolio securities being hedged.

Price movement correlation in derivative transactions also may be distorted by the illiquidity of the derivatives markets and the participation of speculators in such markets. If an insufficient number of contracts are traded, commercial users may not deal in derivatives because they do not want to assume the risk that they may not be able to close out their positions within a reasonable amount of time. In such instances, derivatives market prices may be driven by different forces than those driving the market in the underlying securities, and price spreads between these markets may widen. The participation of speculators in the market enhances its liquidity. Nonetheless, the presence of speculators may create temporary price distortions unrelated to the market in the underlying securities.

Positions in futures contracts and options on futures contracts may be established or closed out only on an exchange or board of trade. There is no assurance that a liquid market on an exchange or board of trade will exist for any particular contract or at any particular time. The liquidity of markets in futures contracts and options on futures contracts may be adversely affected by “daily price fluctuation limits” established by commodity exchanges that limit the amount of fluctuation in a futures or options price during a single trading day. Once the daily limit has been reached in a contract, no trades may be entered into at a price beyond the limit, which may prevent the liquidation of open futures or options positions. Prices have in the past exceeded the daily limit on a number of consecutive trading days. If there is not a liquid market at a particular time, it may not be possible to close a futures or options position at such time, and, in the event of adverse price movements, a Fund would continue to be required to make daily cash payments of variation margin. However, if futures or options are used to hedge portfolio securities, an increase in the price of the securities, if any, may partially or completely offset losses on the futures contract.

Income earned by a Fund from its options activities generally will be treated as capital gain and, if not offset by net recognized capital losses incurred by the Fund, will be distributed to shareholders in taxable distributions. Although gain from options transactions may hedge against a decline in the value of a Fund’s portfolio securities, that gain, to the extent not offset by losses, will be distributed in light of certain tax considerations and will constitute a distribution of that portion of the value preserved against decline.

The value of a Fund’s derivative instruments may fluctuate based on a variety of market and economic factors. In some cases, the fluctuations may offset (or be offset by) changes in the value of securities or derivatives held in the Fund’s portfolio. All transactions in derivatives involve the possible risk of loss to a Fund of all or a significant part of the value of its investment. In some cases, the risk of loss may exceed the amount of a Fund’s investment. For example, when a Fund writes a call option or sells a futures contract without holding the underlying securities, currencies or futures contracts, its potential loss is unlimited.

The risks of a Fund’s use of index warrants are generally similar to those relating to its use of index options. Unlike most index options, however, index warrants are issued in limited amounts and are not obligations of a regulated clearing agency, but are backed only by the credit of the bank or other institution which issues the warrant. Also, index warrants generally have longer terms than index options. Although a Fund will normally invest only in exchange-listed warrants, index warrants are not likely to be as liquid as certain index options backed by a recognized clearing agency. In addition, the terms of index warrants may limit a Fund’s ability to exercise the warrants at such time, or in such quantities, as the Fund would otherwise wish to do.

The successful use of derivatives will usually depend on the Adviser’s ability to forecast securities market, currency or other financial market movements correctly. For example, a Fund’s ability to hedge against adverse changes in the value of securities held in its portfolio through options and futures also depends on the degree of correlation between changes in the value of futures or options positions and changes in the values of the portfolio securities. The successful use of certain other derivatives also depends on the availability of a liquid secondary market to enable a Fund to close its positions on a timely basis. There can be no assurance that such a market will exist at any particular time. Furthermore, a Fund’s use of certain derivatives may in some cases involve forms of financial leverage, which involves risk and may increase the volatility of a Fund’s NAV. Leveraging may cause a Fund to liquidate portfolio positions to satisfy its obligations or to meet segregation requirements when it may not be advantageous to do so. To the extent a Fund is not able to close out a leveraged position because of market illiquidity, its liquidity may be impaired to the extent that it has a substantial portion of liquid assets segregated or earmarked to cover obligations.

In the case of options that are not traded on an exchange (OTC options), the Fund is at risk that the other party to the transaction will default on its obligations, or will not permit the Fund to terminate the transaction before its scheduled maturity.

The derivatives markets of foreign countries are small compared to those of the United States and consequently are characterized in most cases by less liquidity than U.S. markets. In addition, derivatives that are traded on foreign exchanges may not be regulated as effectively as similar transactions in the United States, may not involve a clearing mechanism and related guarantees, may be subject to less detailed reporting requirements, and are subject to the risk of governmental actions affecting trading in, or the prices of, foreign securities. The value of such positions also could be adversely affected by (i) other complex foreign political, legal and economic factors, (ii) lesser availability than in the United States of data on which to make trading decisions, (iii) delays in a Fund’s ability to act upon economic events occurring in foreign markets during non-business hours in the United States, (iv) the imposition of different exercise and settlement terms and procedures and margin requirements than in the United States, and (v) lesser trading volume. Furthermore, investments in derivatives markets outside of the United States are subject to many of the same risks as other foreign investments. See “Foreign Securities” below.

Forward contracts are subject to many of the same risks as options, warrants and futures contracts described above. As described in the section “Foreign Currency Transactions” below, forward contracts may give rise to ordinary income or loss to the extent such income or loss results from fluctuations in the value of the foreign currency concerned. In addition, the effect of changes in the dollar value of a foreign currency on the dollar value of a Fund’s assets and on the net investment income available for distribution may be favorable or unfavorable. A Fund may incur costs in connection with conversions between various currencies, and a Fund will be subject to increased illiquidity and counterparty risk because forward contracts are not traded on an exchange and often are not standardized. A Fund may also be required to liquidate portfolio assets, or may incur increased currency conversion costs, to compensate for a decline in the dollar value of a foreign currency occurring between the time when a Fund declares and pays a dividend, or between the time when a Fund accrues and pays an operating expense in U.S. dollars.

Risk of Potential Government Regulation of Derivatives

It is possible that government regulation of various types of derivative instruments, including futures and swap agreements, may limit or prevent a Fund from using such instruments as part of its investment strategy, and could ultimately prevent a Fund from being able to achieve its investment goals. It is impossible to fully predict the effects of legislation and regulation in this area, but the effects could be substantial and adverse. It is possible that legislative and regulatory activity could limit or completely restrict the ability of a Fund to use these instruments as a part of its investment strategy, increase the costs of using these instruments or make them less effective. Limits or restrictions applicable to the counterparties with which a Fund engages in derivative transactions could also prevent a Fund from using these instruments or affect the pricing or other factors relating to these instruments, or may change the availability of certain investments.

There is a possibility of future regulatory changes altering, perhaps to a material extent, the nature of an investment in the Funds or the ability of the Funds to continue to implement their investment strategies. In particular, the Dodd-Frank Act, which was signed into law on July 21, 2010, will change the way in which the U.S. financial system is supervised and regulated. Title VII of the Dodd-Frank Act sets forth a new legislative framework for over-the-counter (“OTC”) derivatives, such as swaps, in which some of the Funds may invest. Title VII of the Dodd-Frank Act makes broad changes to the OTC derivatives market, grants significant new authority to the SEC and the CFTC to regulate OTC derivatives and market participants, and will require clearing of many OTC derivatives transactions. The futures markets are subject to comprehensive statutes, regulations, and margin requirements. The SEC, the CFTC and the exchanges are authorized to take extraordinary actions in the event of a market emergency, including, for example, the implementation or reduction of speculative position limits, the implementation of higher margin requirements, the establishment of daily price limits and the suspension of trading.

Additional Risk Factors in Cleared Derivatives Transactions

Under recently adopted rules and regulations, transactions in some types of swaps (including interest rate swaps and credit default index swaps on North American and European indices) are required to be centrally cleared. In a cleared derivatives transaction, a Fund’s counterparty is a clearing house, rather than a bank or broker. Since the Funds are not members of clearing houses and only members of a clearing house can participate directly in the clearing house, the Funds will hold cleared derivatives through accounts at clearing members. In a cleared derivatives transactions, the Funds will make payments (including margin payments) to and receive payments from a clearing house through their accounts at clearing members. Clearing members guarantee performance of their clients’ obligations to the clearing house.

In many ways, centrally cleared derivative arrangements are less favorable to mutual funds than bilateral arrangements. For example, the Funds may be required to provide greater amounts of margin for cleared derivatives transactions than for bilateral derivatives transactions. Also, in contrast to bilateral derivatives transactions, following a period of notice to a Fund, a clearing member generally can require termination of existing cleared derivatives transactions at any time or increases in margin requirements above the margin that the clearing member required at the beginning of a transaction. Clearing houses also have broad rights to increase margin requirements for existing transactions or to terminate transactions at any time. Any increase in margin requirements or termination by the clearing member or the clearing house could interfere with the ability of a Fund to pursue its investment strategy. Further, any increase in margin requirements by a clearing member could also expose a Fund to greater credit risk to its clearing member, because margin for cleared derivatives transactions in excess of clearing house margin requirements typically is held by the clearing member. Also, a Fund is subject to risk if it enters into a derivatives transaction that is required to be cleared (or that the Adviser expects to be cleared), and no clearing member is willing or able to clear the transaction on the Fund’s behalf. While the documentation in place between the Funds and their clearing members generally provides that the clearing members will accept for clearing all transactions submitted for clearing that are within credit limits (specified in advance) for each Fund, the Funds are still subject to the risk that no clearing member will be willing or able to clear a transaction. In those cases, the transaction might have to be terminated, and the Fund could lose some or all of the benefit of the transaction, including loss of an increase in the value of the transaction and/or loss of hedging protection offered by the transaction. In addition, the documentation governing the relationship between the Funds and the clearing members is developed by the clearing members and generally is less favorable to the Funds than typical bilateral derivatives documentation. For example, this documentation generally includes a one-way indemnity by the Funds in favor of the clearing member, indemnifying the clearing member against losses it incurs in connection with acting as the Funds’ clearing member, and the documentation typically does not give the Funds any rights to exercise remedies if the clearing member defaults or becomes insolvent.

These and other new rules and regulations could, among other things, further restrict a Fund’s ability to engage in, or increase the cost to the Fund of, derivatives transactions, for example, by making some types of derivatives no longer available to the Fund, increasing margin or capital requirements, or otherwise limiting liquidity or increasing transaction costs. These regulations are new and evolving, so their potential impact on the Funds and the financial system are not yet known. While the new regulations and the central clearing of some derivatives transactions are designed to reduce systemic risk (i.e., the risk that the interdependence of large derivatives dealers could cause a number of those dealers to suffer liquidity, solvency or other challenges simultaneously), there is no assurance that the new clearing mechanisms will achieve that result, and in the meantime, as noted above, central clearing will expose the Funds to new kinds of risks and costs.

Other Derivatives; Future Developments

The above discussion relates to the Funds’ proposed use of certain types of derivatives currently available. However, the Funds are not limited to the transactions described above. In addition, the relevant markets and related regulations are constantly changing and, in the future, the Funds may use derivatives not currently available or widely in use.

CFTC Regulation

The Loomis Sayles Inflation Protected Securities Fund is registered as a commodity pool (the “Pool”) under the Commodity Exchange Act (the “CEA”) and Loomis Sayles is registered as a commodity pool operator (a “CPO”) under the CEA with respect to the Pool. The Adviser and the Pool are subject to dual regulation by the SEC and CFTC. Compliance with the CFTC’s new regulatory requirements could increase Fund expenses, adversely affecting a Fund’s total return. Each Fund and the Adviser continue to analyze the effect that these rules, including the CFTC’s recent harmonization of overlapping disclosure, reporting and recordkeeping requirements, may have on the Funds.

As of the date of this Statement, the Loomis Sayles Bond Fund, Loomis Sayles Global Bond Fund, Loomis Sayles Intermediate Duration Bond Fund, Loomis Sayles Small Cap Value Fund and Loomis Sayles Small Cap Growth Fund (the “Excluded Funds”) are operated by a person who has claimed an exclusion with respect to the Excluded Funds from the definition of the term CPO under the CEA pursuant to Rule 4.5 under the CEA (the “exclusion”) promulgated by the CFTC. Accordingly, neither the Excluded Funds nor the Adviser (with respect to the Excluded Funds) is subject to registration or regulation as a CPO under the CEA. To remain eligible for the exclusion, each of the Excluded Funds will be limited in its ability to use certain financial instruments regulated under the CEA (“commodity interests”), including futures and options on futures and certain swaps transactions. In the event that an Excluded Fund’s investments in commodity interests are not within the thresholds set forth in the exclusion, the Adviser may be required to register as a CPO and/or as a “commodity trading advisor” with the CFTC with respect to that Fund. The Adviser’s eligibility to claim the exclusion with respect to a Fund will be based upon, among other things, the level and scope of a Fund’s investment in commodity interests, the purposes of such investments and the manner in which the Fund holds out its use of commodity interests. Each Excluded Fund’s ability to invest in commodity interests (including, but not limited to, futures and swaps on broad-based securities indexes and interest rates) is limited by the Adviser’s intention to operate the Excluded Fund in a manner that would permit the Adviser to continue to claim the exclusion under Rule 4.5, which may adversely affect such Fund’s total return. In the event the Adviser becomes unable to rely on the exclusion in Rule 4.5 and is required to register with the CFTC as a CPO with respect to an Excluded Fund, such Fund’s expenses may increase, adversely affecting that Fund’s total return.

Emerging Markets

Investments in foreign securities may include investments in emerging or developing countries, whose economies or securities markets are not yet highly developed. The same or similar risks are seen in investments in companies that are located in developed markets but derive substantial revenues from emerging markets. As noted in the section “Foreign Securities” herein, the risks associated with investing in foreign securities are often heightened for investments in emerging market countries. These heightened risks include (i) greater risks of expropriation, confiscatory taxation, nationalization, and less social, political and economic stability; (ii) the small size of the markets for securities of emerging market issuers and the oftentimes low or nonexistent volume of trading, resulting in lack of liquidity and in price volatility; (iii) certain national policies which may restrict a Fund’s investment opportunities, including restrictions on investing in issuers or industries deemed sensitive to relevant national interests or currency transfer restrictions; (iv) an economy’s dependence on revenues from particular commodities or on international aid or development assistance and (v) the absence of developed legal structures governing private or foreign investment and private property and/or less developed custodial and deposit systems and delays and disruptions in securities settlement procedures. A Fund’s purchase and sale of portfolio securities in certain emerging market countries may be constrained by limitations as to daily changes in the prices of listed securities, periodic trading or settlement volume and/or limitations on aggregate holdings of foreign investors. In certain cases, such limitations may be computed based upon the aggregate trading by or holdings of a Fund, its Adviser and its affiliates, and its respective clients and other service providers. A Fund may not be able to sell securities in circumstances where price, trading or settlement volume limitations have been reached. These limitations may have a negative impact on a Fund’s performance and may adversely affect the liquidity of a Fund’s investment to the extent that it invests in certain emerging market countries. In addition, some emerging market countries may have fixed or managed currencies that are not free-floating against the U.S. dollar. Further, certain emerging market countries’ currencies may not be internationally traded. Certain of these currencies have experienced a steady devaluation relative to the U.S. dollar. If a Fund does not hedge the U.S. dollar value of securities it owns denominated in currencies that are devalued, the Fund’s NAV will be adversely affected. Many emerging market countries have experienced substantial, and in some periods extremely high, rates of inflation for many years. Inflation and rapid fluctuations in inflation rates have had and may continue to have adverse effects on the economies and securities markets of certain of these countries. In determining whether to invest in securities of foreign issuers, Loomis Sayles may consider the likely effects of foreign taxes on the net yield available to a Fund and its shareholders. Compliance with foreign tax laws may reduce a Fund’s net income available for distribution to shareholders.

Fixed-Income Securities

Some of the Funds may invest in fixed-income securities. Fixed-income securities pay a specified rate of interest or dividends, or a rate that is adjusted periodically by reference to some specified index or market rate. Fixed-income securities include securities issued by federal, state, local and foreign governments and related agencies, and by a wide range of private or corporate issuers. Fixed-income securities include, among others, bonds, debentures, notes, bills and commercial paper. Because interest rates vary, it is impossible to predict the income of a Fund for any particular period. In addition, the prices of fixed-income securities generally vary inversely with changes in interest rates. Prices of fixed-income securities may also be affected by items related to a particular issue or to the debt markets generally. The NAV of a Fund’s shares will vary as a result of changes in the value of the securities in the Fund’s portfolio.

Investment-Grade Fixed-Income Securities. To be considered investment-grade quality, at least one of the three major rating agencies (Fitch Investor Services, Inc. (“Fitch”), Moody’s Investors Service, Inc. (“Moody’s”) or Standard & Poor’s Ratings Group (“S&P”)) must have rated the security in one of its respective top four rating categories at the time a Fund acquires the security or, if the security is unrated, Loomis Sayles must have determined it to be of comparable quality.

Below Investment-Grade Fixed-Income Securities. Below investment-grade fixed-income securities (commonly referred to as “junk bonds”) are rated below investment-grade quality. To be considered below investment-grade quality, none of the three major rating agencies (Fitch, Moody’s or S&P) must have rated the security in one of its respective top four rating categories at the time a Fund acquires the security or, if the security is unrated, Loomis Sayles must have determined it to be of comparable quality.

Below investment-grade fixed-income securities are subject to greater credit risk and market risk than higher-quality fixed-income securities. Below investment-grade fixed-income securities are considered predominantly speculative with respect to the ability of the issuer to make timely principal and interest payments. If a Fund invests in below investment-grade fixed-income securities, a Fund’s achievement of its objective may be more dependent on Loomis Sayles’ own credit analysis than is the case with funds that invest in higher-quality fixed-income securities. The market for below investment-grade fixed-income securities may be more severely affected than some other financial markets by economic recession or substantial interest rate increases, by changing public perceptions of this market, or by legislation that limits the ability of certain categories of financial institutions to invest in these securities. In addition, the secondary market may be less liquid for below investment-grade fixed-income securities. This lack of liquidity at certain times may affect the values of these securities and may make the evaluation and sale of these securities more difficult. Below investment-grade fixed-income securities may be in poor standing or in default and typically have speculative characteristics.

For more information about the ratings services’ descriptions of the various ratings categories, see Appendix A. A Fund may continue to hold fixed-income securities that are downgraded in quality subsequent to their purchase if Loomis Sayles believes it would be advantageous to do so.

Foreign Currency Transactions

Some Funds may engage in foreign currency transactions for both hedging and investment purposes. Many foreign securities in a Fund’s portfolio will be denominated in foreign currencies or traded in securities markets in which settlements are made in foreign currencies. Any income on such investments is generally paid to the Fund in foreign currencies. The value of these foreign currencies relative to the U.S. dollar varies continually, causing changes in the dollar value of a Fund’s portfolio investments (even if the local market price of the investments is unchanged) and changes in the dollar value of a Fund’s income available for distribution to its shareholders. The effect of changes in the dollar value of a foreign currency on the dollar value of a Fund’s assets and on the net investment income available for distribution may be favorable or unfavorable.

To protect against a change in the foreign currency exchange rate between the date on which a Fund contracts to purchase or sell a security and the settlement date for the purchase or sale, to gain exposure to one or more foreign currencies or to “lock in” the equivalent of a dividend or interest payment in another currency, a Fund might purchase or sell a foreign currency on a spot (i.e., cash) basis at the prevailing spot rate or may enter into futures contracts on an exchange. If conditions warrant, a Fund may also enter into contracts with banks or broker-dealers to purchase or sell foreign currencies at a future date (“forward contracts”). Forward contracts are subject to many of the same risks as derivatives described in the section “Derivative Instruments” above. Forward contracts may give rise to ordinary income or loss to the extent such income or loss results from fluctuations in the value of the foreign currency concerned. In addition, the effect of changes in the dollar value of a foreign currency on the dollar value of a Fund’s assets and on the net investment income available for distribution may be favorable or unfavorable. A Fund may incur costs in connection with conversions between various currencies, and the Fund will be subject to increased illiquidity and counterparty risk because forward contracts are not traded on an exchange and often are not standardized. A Fund may also be required to liquidate portfolio assets or may incur increased currency conversion costs to compensate for a decline in the dollar value of a foreign currency occurring between the time when the Fund declares and pays a dividend, or between the time when the Fund accrues and pays an operating expense in U.S. dollars.

In addition, some Funds may buy and write options on foreign currencies in a manner similar to that in which futures or forward contracts on foreign currencies will be utilized. A Fund may use options on foreign currencies to hedge against adverse changes in foreign currency conversion rates. For example, a decline in the U.S. dollar value of a foreign currency in which portfolio securities are denominated will reduce the U.S. dollar value of such securities, even if their value in the foreign currency remains constant. In order to protect against such diminutions in the value of the portfolio securities, a Fund may buy put options on the foreign currency. If the value of the currency declines, a Fund will have the right to sell such currency for a fixed amount in U.S. dollars, thereby offsetting, in whole or in part, the adverse effect on its portfolio.

Conversely, when a rise in the U.S. dollar value of a currency in which securities to be acquired are denominated is projected, thereby increasing the cost of such securities, a Fund may buy call options on the foreign currency. The purchase of such options could offset, at least partially, the effects of the adverse movements in exchange rates. As in the case of other types of options, however, the benefit to a Fund from purchases of foreign currency options will be reduced by the amount of the premium and related transaction costs. In addition, if currency exchange rates do not move in the direction or to the extent desired, a Fund could sustain losses or lesser gains on transactions in foreign currency options that would require the Fund to forego a portion or all of the benefits of advantageous changes in those rates.

A Fund may also write options on foreign currencies. For example, to hedge against a potential decline in the U.S. dollar due to adverse fluctuations in exchange rates, a Fund could, instead of purchasing a put option, write a call option on the relevant currency. If the decline expected by a Fund occurs, the option will most likely not be exercised and the diminution in value of portfolio securities be offset at least in part by the amount of the premium received. Similarly, instead of purchasing a call option to hedge against a potential increase in the U.S. dollar cost of securities to be acquired, a Fund could write a put option on the relevant currency which, if rates move in the manner projected by the Fund, will expire unexercised and allow the Fund to hedge the increased cost up to the amount of the premium. If exchange rates do not move in the expected direction, the option may be exercised and the Fund would be required to buy or sell the underlying currency at a loss, which may not be fully offset by the amount of the premium. Through the writing of options on foreign currencies, a Fund also may lose all or a portion of the benefits that might otherwise have been obtained from favorable movements in exchange rates.

The Adviser may decide not to engage in currency transactions, and there is no assurance that any currency strategy used by a Fund will succeed. In addition, suitable currency transactions may not be available in all circumstances and there can be no assurance that a Fund will engage in these transactions when they would be beneficial. The foreign currency transactions in which a Fund may engage involve risks similar to those described in the section “Derivative Instruments.”

A Fund’s use of currency transactions may be limited by tax considerations. Transactions in foreign currencies, foreign currency denominated debt and certain foreign currency options, futures contracts and forward contracts (and similar instruments) may give rise to ordinary income or loss to the extent such income or loss results from fluctuations in the value of the foreign currency concerned and may affect the timing or amount of distributions to shareholders.

Transactions in non-U.S. currencies are also subject to many of the risks of investing in non-U.S. securities described in the section “Foreign Securities.” Because a Fund may invest in foreign securities and foreign currencies, changes in foreign economies and political climates are more likely to affect such a Fund than a mutual fund that invests exclusively in U.S. companies. There may also be less government supervision of foreign markets, resulting in non-uniform accounting practices and less publicly available information. If a Fund’s portfolio is over-weighted in a certain geographic region, any negative development affecting the region will have a greater impact on a Fund than a fund that is not over-weighted in that region.

Foreign Securities

The Funds may invest in foreign securities. Foreign securities may include, among other things, securities of issuers organized or headquartered outside the U.S. as well as obligations of supranational entities. In addition to the risks associated with investing in securities generally, such investments present additional risks not typically associated with investments in comparable securities of U.S. issuers. Investments in emerging markets may be subject to these risks to a greater extent than those in more developed markets, as described more fully under “Emerging Markets” above. The non-U.S. securities in which a Fund may invest, all or a portion of which may be non-U.S. dollar-denominated, may include, among other investments: (a) debt obligations issued or guaranteed by non-U.S. national, provincial, state, municipal or other governments or by their agencies or instrumentalities, including “Brady Bonds”; (b) debt obligations of supranational entities; (c) debt obligations of the U.S. government issued in non-dollar securities; (d) debt obligations and other fixed-income securities of foreign corporate issuers; (e) non-U.S. dollar-denominated securities of U.S. corporate issuers; and (f) equity securities issued by foreign corporations or other business organizations.

There may be less information publicly available about a foreign corporate or government issuer than about a U.S. issuer, and foreign corporate issuers are not generally subject to accounting, auditing and financial reporting standards and practices comparable to those in the U.S. The securities of some foreign issuers are less liquid and, at times, more volatile than securities of comparable U.S. issuers. Foreign brokerage commissions and securities custody costs are often higher than those in the U.S., and judgments against foreign entities may be more difficult to obtain and enforce. With respect to certain foreign countries, there is a possibility of governmental expropriation of assets, confiscatory taxation, political or financial instability and diplomatic developments that could affect the value of investments in those countries. If a Fund’s portfolio is over-weighted in a certain geographic region, any negative development affecting that region will have a greater impact on a Fund than a fund that is not over-weighted in that region. The receipt of interest on foreign government securities may depend on the availability of tax or other revenues to satisfy the issuer’s obligations.

Since most foreign securities are denominated in foreign currencies or traded primarily in securities markets in which settlements are made in foreign currencies, the value of these investments and the net investment income available for distribution to shareholders of a Fund may be affected favorably or unfavorably by changes in currency exchange rates or exchange control regulations. To the extent a Fund may purchase securities denominated in foreign currencies, a change in the value of any such currency against the U.S. dollar will result in a change in the U.S. dollar value of the Fund’s assets and the Fund’s income available for distribution. The recent global economic crisis has caused many European countries to experience serious fiscal difficulties, including bankruptcy, public budget deficits, recession, sovereign default, restructuring of government debt, credit rating downgrades and an overall weakening of the banking and financial sectors. In addition, some European economies may depend on others for assistance, and the inability of such economies to achieve the reforms or objectives upon which that assistance is conditioned may result in a deeper and/or longer global financial downturn. These recent events in the eurozone have called into question the long-term viability of the euro as a shared currency among the eurozone nations. Moreover, the strict fiscal and monetary controls of the European Economic and Monetary Union as well as any new requirements it may impose on member countries may significantly impact such countries and limit them from implementing their own economic policies to some degree. As the result of economic, political, regulatory or other actions taken in response to this crisis, including any discontinuation of the euro as the shared currency among the eurozone nations or the implementation of capital controls or the restructuring of financial institutions, a Fund’s euro-denominated investments may become difficult to value a Fund may be unable to dispose of investments or repatriate investment proceeds, a Fund’s ability to operate its strategy in connection with euro-denominated securities may be significantly impaired and the value of the Fund’s euro-denominated investments may decline significantly and unpredictably.

Although a Fund’s income may be received or realized in foreign currencies, the Fund will be required to compute and distribute its income in U.S. dollars. Therefore, if the value of a currency relative to the U.S. dollar declines after a Fund’s income has been earned in that currency, translated into U.S. dollars and declared as a dividend, but before payment of such dividend, the Fund could be required to liquidate portfolio securities to pay such dividend. Similarly, if the value of a currency relative to the U.S. dollar declines between the time a Fund incurs expenses or other obligations in U.S. dollars and the time such expenses or obligations are paid, the amount of such currency required to be converted into U.S. dollars in order to pay such expenses in U.S. dollars will be greater than the equivalent amount in such currency of such expenses at the time they were incurred. Compliance with foreign tax law may reduce a Fund’s net income available for distribution to shareholders.

In addition, because the Fund may invest in foreign securities traded primarily on markets that close prior to the time each Fund determines its NAV, the risks posed by frequent trading may have a greater potential to dilute the value of Fund shares held by long-term shareholders than a fund investing in U.S. securities. In instances where a significant event that affects the value of one or more foreign securities held by a Fund takes place after the close of the primary foreign market, but before the time that a Fund determines its NAV, certain investors may seek to take advantage of the fact that there will be a delay in the adjustment of the market price for a security caused by this event until the foreign market reopens (sometimes referred to as “price” or “time zone” arbitrage). Shareholders who attempt this type of arbitrage may dilute the value of a Fund’s shares by virtue of their transaction, if those prices reflect the fair value of the foreign securities. Although a Fund has procedures designed to determine the fair value of foreign securities for purposes of calculating its NAV when such an event has occurred, fair value pricing, because it involves judgments which are inherently subjective, may not always eliminate the risk of price arbitrage. The Funds’ securities may change in price in days on which the U.S. markets are closed and the Funds do not calculate their NAVs or sell or redeem their shares. For more information on how each Fund uses fair value pricing, see the section “Net Asset Value.”

Foreign withholding or other taxes imposed on a Fund’s investments in foreign securities will reduce the Fund’s return on those securities. In certain circumstances, a Fund may be able to elect to permit shareholders to claim a credit or deduction on their income tax returns with respect to foreign taxes paid by the Fund. See the section “Taxes.”

Canadian Investments

Some of the Funds may invest in securities of Canadian issuers to a significant extent. The Canadian and U.S. economies are closely integrated, and U.S. market conditions, including consumer spending, can have a significant impact on the Canadian economy such that an investment in Canadian securities may not have the same diversifying affect as investments in other countries. In addition, Canada is a major producer of commodities, such as forest products, metals, agricultural products and energy-related products like oil, gas and hydroelectricity. As a result, the Canadian economy is very dependent on the demand for, and supply and price of, natural resources and the Canadian market is relatively concentrated in issuers involved in the production and distribution of natural resources. Canada’s economic growth may be significantly affected by fluctuations in currency and global demand for such commodities. Investments in Canadian securities may be in Canadian dollars; see the section “Foreign Currency Transactions” for more information.

Illiquid Securities

Certain Funds may purchase illiquid securities. Illiquid securities are those that are not readily resalable. Securities whose disposition is restricted by federal securities laws may be considered illiquid. Securities will generally be considered “illiquid” if such securities cannot be disposed of within seven days in the ordinary course of business at approximately the price at which a Fund has valued the securities. Investment in illiquid securities involves the risk that a Fund may be unable to sell such a security at the desired time or at the price at which the Fund values the security. Also, a Fund may incur expenses, losses or delays in the process of registering restricted securities prior to resale.

Rule 144A securities and Section 4(2) commercial paper are treated as illiquid, unless the Adviser has determined, pursuant to guidelines established by the Board, that the particular issue is liquid. See the section “Rule 144A Securities and Section 4(2) Commercial Paper” for additional information on these instruments.

Inflation-Linked and Inflation-Indexed Securities

Certain Funds may invest in inflation-linked securities. Inflation-linked securities are fixed-income securities whose principal value is adjusted periodically according to the rate of inflation. Some Funds, particularly Loomis Sayles Global Bond Fund, may invest in inflation-linked securities issued by the Japanese government. These securities generally have maturities of ten or thirty years and interest is payable semiannually. The principal amount of these securities increases with increases in the price index used as a reference value for the securities. In addition, the amounts payable as coupon interest payments increase when the price index increases because the interest amount is calculated by multiplying the principal amount (as adjusted) by a fixed coupon rate.

Although inflation-linked securities protect their holders from long-term inflationary trends, short-term increases in inflation may result in a decline in value. The values of inflation-linked securities generally fluctuate in response to changes to real interest rates, which are in turn tied to the relationship between nominal interest rates and the rate of inflation. If inflation were to rise at a rate faster than nominal interest rates, real interest rates might decline, leading to an increase in value of the inflation-linked securities. In contrast, if nominal interest rates increased at a faster rate than inflation, real interest rates might rise, leading to a decrease in the value of inflation-linked securities. If inflation is lower than expected during a period in which a Fund holds inflation-linked securities, the Fund may earn less on such securities than on a conventional security. If interest rates rise due to reasons other than inflation (for example, due to changes in currency exchange rates), investors in inflation-linked securities may not be protected to the extent that the increase is not reflected in the price index used as a reference for the securities. There can be no assurance that the price index used for an inflation-linked security will accurately measure the real rate of inflation in the prices of goods and services. Inflation-linked securities issued by the Japanese government will be subject to the risks described in the section “Foreign Securities.” Inflation-linked and inflation-indexed securities include Treasury Inflation-Protected Securities issued by the U.S. government (see the section “U.S. Government Securities” for additional information) but also may include securities issued by state, local and non-U.S. governments and corporations and supranational entities.

A Fund’s investments in inflation-indexed securities can cause the Fund to accrue income for U.S. federal income tax purposes without a corresponding receipt of cash; the Fund may be required to dispose of portfolio securities (including when not otherwise advantageous to do so) in order to obtain sufficient cash to meet its distribution requirements for qualification as a regulated investment company (“RIC”) under the Code.

Initial Public Offerings

Certain Funds may purchase securities of companies that are offered pursuant to an initial public offering (“IPO”). An IPO is a company’s first offering of stock to the public in the primary market, typically to raise additional capital. A Fund may purchase a “hot” IPO (also known as a “hot issue”), which is an IPO that is oversubscribed and, as a result, is an investment opportunity of limited availability. As a consequence, the price at which these IPO shares open in the secondary market may be significantly higher than the original IPO price. IPO securities tend to involve greater risk due, in part, to public perception and the lack of publicly available information and trading history. There is the possibility of losses resulting from the difference between the issue price and potential diminished value of the stock once traded in the secondary market. A Fund’s investment in IPO securities may have a significant impact on the Fund’s performance and may result in significant capital gains. The availability of IPOs may be limited so that a Fund does not get the full allocation desired.

Investment Companies

Certain Funds may invest in other investment companies. Investment companies, including exchange-traded funds such as “iShares,” “SPDRs” and “VIPERs,” are essentially pools of securities. Investing in other investment companies involves substantially the same risks as investing directly in the underlying securities, but may involve additional expenses at the investment company level, such as investment advisory fees and operating expenses. In some cases, investing in an investment company may involve the payment of a premium over the value of the assets held in that investment company’s portfolio. In other circumstances, the market value of an investment company’s shares may be less than the NAV per share of the investment company. As an investor in another investment company, a Fund will bear its ratable share of the investment company’s expenses, including advisory fees, and the Fund’s shareholders will bear such expenses indirectly, in addition to similar fees and expenses of the Fund.

Despite the possibility of greater fees and expenses, investment in other investment companies may be attractive nonetheless for several reasons, especially in connection with foreign investments. Because of restrictions on direct investment by U.S. entities in certain countries, investing indirectly in such countries (by purchasing shares of another fund that is permitted to invest in such countries) may be the most practical and efficient way for a Fund to invest in such countries. In other cases, when a Fund’s Adviser desires to make only a relatively small investment in a particular country, investing through another fund that holds a diversified portfolio in that country may be more effective than investing directly in issuers in that country. In addition, it may be efficient for a Fund to gain exposure to particular market segments by investing in shares of one or more investment companies.

Exchange-Traded Funds

Some of the Funds may invest in shares of exchange-traded funds (“ETFs”). An ETF is an investment company that is generally registered under the 1940 Act that holds a portfolio of securities designed to track the performance of a particular index. The index may be actively managed. ETFs sell and redeem their shares at NAV in large blocks (typically 50,000 of its shares or more) called “creation units.” Shares representing fractional interests in these creation units are listed for trading on national securities exchanges and can be purchased and sold in the secondary market in lots of any size at any time during the trading day. ETFs sometimes also refer to entities that are not registered under the 1940 Act that invest directly in commodities or other assets (e.g., gold bullion). Investments in ETFs involve certain inherent risks generally associated with investments in a broadly-based portfolio of securities, including risks that the general level of stock prices may decline, thereby adversely affecting the value of each unit of the ETF or other instrument. In addition, an ETF may not fully replicate the performance of its benchmark index because of the temporary unavailability of certain index securities in the secondary market or discrepancies between the ETF and the index with respect to the weighting of securities or number of stocks held.

Money Market Instruments

Each Fund may invest in money market instruments. Money market instruments are high-quality, short-term securities. A Fund’s money market investments at the time of purchase (other than U.S. government securities (defined below) and repurchase agreements relating thereto) generally will be rated at the time of purchase in the two highest short-term rating categories as rated by a major credit agency or, if unrated, will be of comparable quality as determined by the Adviser. A Fund may invest in instruments of lesser quality and does not have any minimum credit quality restriction. Money market instruments maturing in less than one year may yield less than obligations of comparable quality having longer maturities.

Although changes in interest rates can change the market value of a security, the Funds expect those changes to be minimal with respect to these securities, which may be purchased by a Fund for defensive purposes. A Fund’s money market investments may be issued by U.S. banks, foreign banks (including their U.S. branches) or foreign branches and subsidiaries of U.S. banks. Obligations of foreign banks may be subject to foreign economic, political and legal risks. Such risks include foreign economic and political developments, foreign governmental restrictions that may adversely affect payment of principal and interest on the obligations, foreign withholding and other taxes on interest income, difficulties in obtaining and enforcing a judgment against a foreign obligor, exchange control regulations (including currency blockage) and the expropriation or nationalization of assets or deposits. Foreign branches of U.S. banks and foreign banks are not necessarily subject to the same or similar regulatory requirements that apply to domestic banks. For instance, such branches and banks may not be subject to the types of requirements imposed on domestic banks with respect to mandatory reserves, loan limitations, examinations, accounting, auditing, record keeping and the public availability of information. Obligations of such branches or banks will be purchased only when the Adviser believes the risks are minimal. In addition, recently, many money market instruments previously thought to be highly liquid have become illiquid. If a Fund’s money market instruments become illiquid, the Fund may be unable to satisfy certain of its obligations or may only be able to do so by selling other securities at prices or times that may be disadvantageous to do so.

Mortgage Dollar Rolls

Certain Funds may enter into mortgage dollar rolls. A dollar roll involves the sale of a security by a Fund and its agreement to repurchase the instrument at a specified time and price, and may be considered a form of borrowing for some purposes. A Fund will designate on its records or segregate with its custodian bank assets determined to be liquid in an amount sufficient to meet its obligations under the transactions. A dollar roll involves potential risks of loss that are different from those related to the securities underlying the transactions. A Fund may be required to purchase securities at a higher price than may otherwise be available on the open market. Since the counterparty in the transaction is required to deliver a similar, but not identical, security to the Fund, the security that the Fund is required to buy under the dollar roll may be worth less than an identical security. There is no assurance that a Fund’s use of the cash that it receives from a dollar roll will provide a return that exceeds borrowing costs.

Mortgage-Related Securities

Certain Funds may invest in mortgage-related securities, such as Government National Mortgage Association (“GNMA”) or Federal National Mortgage Association (“FNMA”) certificates, which differ from traditional fixed-income securities. Among the major differences are that interest and principal payments are made more frequently, usually monthly, and that principal may be prepaid at any time because the underlying mortgage loans generally may be prepaid at any time. As a result, if a Fund purchases these assets at a premium, a faster-than-expected prepayment rate will tend to reduce yield to maturity, and a slower-than-expected prepayment rate may have the opposite effect of increasing yield to maturity. If a Fund purchases mortgage-related securities at a discount, faster-than-expected prepayments will tend to increase, and slower-than-expected prepayments will tend to reduce, yield to maturity. Prepayments, and resulting amounts available for reinvestment by a Fund, are likely to be greater during a period of declining interest rates and, as a result, are likely to be reinvested at lower interest rates. Accelerated prepayments on securities purchased at a premium may result in a loss of principal if the premium has not been fully amortized at the time of prepayment. Although these securities will decrease in value as a result of increases in interest rates generally, they are likely to appreciate less than other fixed-income securities when interest rates decline because of the risk of prepayments. In addition, an increase in interest rates would increase the inherent volatility of a Fund by increasing the average life of the Fund’s portfolio securities.

The value of some mortgage-backed or asset-backed securities in which a Fund invests may be particularly sensitive to changes in prevailing interest rates, and the ability of a Fund to successfully utilize these instruments may depend in part upon the ability of the Fund’s Adviser to forecast interest rates and other economic factors correctly. These types of securities may also decline for reasons associated with the underlying collateral. The risk of non-payment is greater for mortgage-related securities that are backed by mortgage pools that contain “subprime” or “Alt-A” loans (loans made to borrowers with weakened credit histories, less documentation or with a lower capacity to make timely payments on their loans), but a level of risk exists for all loans. Market factors adversely affecting mortgage loan repayments may include a general economic downturn, high unemployment, a general slowdown in the real estate market, a drop in the market prices of real estate or an increase in interest rates resulting in higher mortgage payments by holders of adjustable-rate mortgages.

Securities issued by the GNMA and the FNMA and similar issuers also may be exposed to risks described in the section “U.S. Government Securities.”

Some Funds also may gain exposure to mortgage-related securities through entering into credit default swaps or other derivative instruments related to this asset class. For example, a Fund may enter into credit default swaps on CMBX, which are indices made up of tranches of commercial mortgage-backed securities, each with different credit ratings. Utilizing CMBX, one can either gain synthetic risk exposure to a portfolio of such securities by “selling protection” or take a short position by “buying protection.” The protection buyer pays a monthly premium to the protection seller, and the seller agrees to cover any principal losses and interest shortfalls of the referenced underlying mortgage-backed securities. Credit default swaps and other derivative instruments related to mortgage-related securities are subject to the risks associated with mortgage-related securities generally, as well as the risks of derivative transactions. See the section “Derivative Instruments” above.

Pay-in-Kind Securities

Certain Funds may invest in pay-in-kind securities. Pay-in-kind securities pay dividends or interest in the form of additional securities of the issuer, rather than in cash. These securities are usually issued and traded at a discount from their face amounts. The amount of the discount varies depending on various factors, such as the time remaining until maturity of the securities, prevailing interest rates, the liquidity of the security and the perceived credit quality of the issuer. The market prices of pay-in-kind securities generally are more volatile than the market prices of securities that pay interest periodically and are likely to respond to changes in interest rates to a greater degree than are other types of securities having similar maturities and credit quality. A Fund would be required to distribute the income on these instruments as it accrues, even though the Fund would not receive the income on a current basis or in cash. Thus, a Fund may have to sell other investments, including when it may not be advisable to do so, to make income distributions to its shareholders.

Private Placements

The Funds may invest in securities that are purchased in private placements. While private placements may offer opportunities for investment that are not otherwise available on the open market, these securities may be subject to restrictions on resale as a matter of contract or under federal securities laws. Because there may be relatively few potential purchasers for these securities, especially under adverse market or economic conditions or in the event of adverse changes in the financial condition of the issuer, a Fund could find it more difficult or impossible to sell the securities when its Adviser believes that it is advisable to do so or may be able to sell the securities only at prices lower than if the securities were more widely held. At times, it also may be more difficult to determine the fair value of the securities for purposes of computing a Fund’s NAV.

The absence of a trading market can make it difficult to ascertain a market value for illiquid investments such as private placements. Disposing of illiquid investments may involve time-consuming negotiation and legal expenses, and it may be difficult or impossible for a Fund to sell the illiquid securities promptly at an acceptable price. A Fund may have to bear the extra expense of registering the securities for resale and the risk of substantial delay in effecting the registration. In addition, market quotations are typically less readily available (if available at all) for these securities. The judgment of the Funds’ Adviser may at times play a greater role in valuing these securities than in the case of unrestricted securities.

A Fund may be deemed to be an underwriter for purposes of the Securities Act when reselling privately issued securities to the public. As such, the Fund may be liable to purchasers of the securities if the registration statement prepared by the issuer, or the prospectus forming a part of the registration statement, is materially inaccurate or misleading.

Privatizations

Certain Funds may participate in privatizations. In a number of countries around the world, governments have undertaken to sell to investors interests in enterprises that the governments have historically owned or controlled. These transactions are known as “privatizations” and may in some cases represent opportunities for significant capital appreciation. In some cases, the ability of U.S. investors, such as the Funds, to participate in privatizations may be limited by local law, and the terms of participation for U.S. investors may be less advantageous than those for local investors. Also, there is no assurance that privatized enterprises will be successful, or that an investment in such an enterprise will retain its value or appreciate in value.

REITs

Certain Funds may invest in REITs. REITs are pooled investment vehicles that invest primarily in either real estate or real estate-related loans. REITs involve certain unique risks in addition to those risks associated with investing in the real estate industry in general (such as possible declines in the value of real estate, lack of availability of mortgage funds or extended vacancies of property). Equity REITs may be affected by changes in the value of the underlying property owned by the REITs, while mortgage REITs may be affected by the quality of any credit extended and changes in interest rates. REITs whose underlying assets are concentrated in properties used by a particular industry, such as health care, are also subject to risks associated with such industry. REITs are dependent upon management skills, are not diversified and are subject to heavy cash flow dependency, risks of default by borrowers and self-liquidation. REITs are also subject to the possibilities of failing to qualify for tax-free pass-through of income under the Code and failing to maintain their exemptions from registration under the 1940 Act.

REITs (especially mortgage REITs) are also subject to interest rate risks, including prepayment risk. When interest rates decline, the value of a REIT’s investment in fixed rate obligations can be expected to rise. Conversely, when interest rates rise, the value of a REIT’s investment in fixed rate obligations can be expected to decline. If the REIT invests in adjustable rate mortgage loans the interest rates on which are reset periodically, yields on a REIT’s investments in such loans will gradually align themselves to reflect changes in market interest rates. This causes the value of such investments to fluctuate less dramatically in response to interest rate fluctuations than would investments in fixed rate obligations. REITs may have limited financial resources, may trade less frequently and in a limited volume and may be subject to more abrupt or erratic price movements than more widely held securities.

A Fund’s investment in a REIT may result in the Fund making distributions that constitute a return of capital to Fund shareholders for U.S. federal income tax purposes or may require the Fund to accrue and distribute income not yet received. In addition, distributions by a Fund from REITs will not qualify for the corporate dividends-received deduction, or, generally, for treatment as qualified dividend income.

Repurchase Agreements

A Fund may enter into repurchase agreements. Under a repurchase agreement, a Fund purchases a security and obtains a simultaneous commitment from the seller (a bank or, to the extent permitted by the 1940 Act, a recognized securities dealer) to repurchase the security at an agreed-upon price and date (usually seven days or less from the date of the original purchase). The resale price is in excess of the purchase price and reflects an agreed-upon market interest rate unrelated to the coupon rate on the purchased security. Repurchase agreements are economically similar to collateralized loans by a Fund. Such transactions afford a Fund the opportunity to earn a return on temporarily available cash at relatively low market risk. The Funds do not have percentage limitations on how much of their total assets may be invested in repurchase agreements. The Funds may use repurchase agreements for cash management and temporary defensive purposes. A Fund may invest in a repurchase agreement that does not produce a positive return to the Fund if the Adviser believes it is appropriate to do so under the circumstances (for example, to help protect the Fund’s uninvested cash against the risk of loss during periods of market turmoil). While the underlying security may be a bill, certificate of indebtedness, note or bond issued by an agency, authority or instrumentality of the U.S. government, the obligation of the seller is not guaranteed by the U.S. government and there is a risk that the seller may fail to repurchase the underlying security. In such event, a Fund would attempt to exercise rights with respect to the underlying security, including possible disposition in the market. However, a Fund may be subject to various delays and risks of loss, including (a) possible declines in the value of the underlying security during the period while the Fund seeks to enforce its rights thereto, (b) possible reduced levels of income and lack of access to income during this period and (c) inability to enforce rights and the expenses involved in the attempted enforcement, for example, against a counterparty undergoing financial distress.

Rule 144A Securities and Section 4(2) Commercial Paper

Rule 144A securities are privately offered securities that can be resold only to certain qualified institutional buyers pursuant to Rule 144A under the Securities Act. A Fund may also purchase commercial paper issued under Section 4(2) of the Securities Act or similar debt obligations. Commercial paper is generally considered to be short-term unsecured debt of corporations. Investing in Rule 144A securities and Section 4(2) commercial paper could have the effect of increasing the level of a Fund’s illiquidity to the extent that qualified institutional buyers become, for a time, uninterested in purchasing these securities. Rule 144A securities and Section 4(2) commercial paper are treated as illiquid, unless the Adviser has determined, under guidelines established by each Board, that the particular issue is liquid. Under the guidelines, the Adviser considers such factors as: (1) the frequency of trades and quotes for a security; (2) the number of dealers willing to purchase or sell the security and the number of other potential purchasers; (3) dealer undertakings to make a market in the security; and (4) the nature of the security and the nature of the marketplace trades in the security.

Securities Lending

The Funds may lend their portfolio securities to brokers, dealers or other financial institutions under contracts calling for the deposit by the borrower with the Funds’ custodian of collateral equal to at least the market value of the securities loaned, marked to market on a daily basis. The Funds will continue to benefit from payments in lieu of interest or dividends on the securities loaned (although the payment characteristics may change) and may also earn a return from the collateral, which may include shares of a money market fund, subject to any investment restrictions listed in this Statement. Under some securities lending arrangements a Fund may receive a set fee for keeping its securities available for lending. Any voting rights, or rights to consent, relating to securities loaned pass to the borrower. However, if a material event (as determined by the Adviser) affecting the investment occurs, the Fund may seek to recall the securities, so that the securities may be voted by the Fund, although the Adviser may not know of such event in time to recall the securities or may be unable to recall the securities in time to vote them. The Funds pay various fees in connection with such loans, including fees to the party arranging the loans, shipping fees and custodian and placement fees approved by the Board or persons acting pursuant to the direction of the Board.

Securities loans must be fully collateralized at all times, but involve some credit risk to the Fund if the borrower or the party (if any) guaranteeing the loan defaults on its obligation and the Fund is delayed in or prevented from recovering the collateral. In addition, any investment of cash collateral is generally at the sole risk of the Funds. Any income or gains and losses from investing and reinvesting any cash collateral delivered by a borrower pursuant to a loan are generally at the Fund’s risk, and to the extent any such losses reduce the amount of cash below the amount required to be returned to the borrower upon the termination of any loan, the Fund may be required by the securities lending agent to pay or cause to be paid to such borrower an amount equal to such shortfall in cash.

Short-Term Trading

The Funds may, consistent with their investment objectives, engage in portfolio trading in anticipation of, or in response to, changing economic or market conditions and trends. These policies may result in higher turnover rates in the Fund’s portfolio, which may produce higher transaction costs and a higher level of taxable capital gains. Portfolio turnover considerations will not limit Loomis Sayles’ investment discretion in managing a Fund’s assets. Each Fund anticipates that its portfolio turnover rate will vary significantly from time to time depending on the volatility of economic and market conditions.

Small Capitalization Companies

The Funds may invest in companies with relatively small market capitalizations. Such investments may involve greater risk than is usually associated with more established companies. These companies often have sales and earnings growth rates that exceed those of companies with larger market capitalization. Such growth rates may in turn be reflected in more rapid share price appreciation. However, companies with smaller market capitalization often have limited product lines, markets, or financial resources, and may be dependent upon a relatively small management group. Their securities may have limited marketability and may be subject to more abrupt or erratic movements in price than securities of companies with larger capitalizations or market averages in general. To the extent that a Fund invests in companies with relatively small market capitalizations, the value of its stock portfolio may fluctuate more widely than market averages.

Step-Coupon Securities

Certain Funds may invest in step-coupon securities. Step-coupon securities trade at a discount from their face value and pay coupon interest. The coupon rate is low for an initial period and then increases to a higher coupon rate thereafter. Market values of these types of securities generally fluctuate in response to changes in interest rates to a greater degree than conventional interest-paying securities of comparable term and quality. Under many market conditions, investments in such securities may be illiquid, making it difficult for a Fund to dispose of them or determine their current value.

“Stripped” Securities

Certain Funds may invest in stripped securities, which are usually structured with two or more classes that receive different proportions of the interest and principal distribution on a pool of U.S. government, or foreign government securities or mortgage assets. In some cases, one class will receive all of the interest (the interest-only or “IO” class), while the other class will receive all of the principal (the principal-only or “PO” class). Stripped securities commonly have greater market volatility than other types of fixed-income securities. In the case of stripped mortgage securities, if the underlying mortgage assets experience greater than anticipated prepayments of principal, a Fund may fail to recoup fully its investments in IOs. Stripped securities may be illiquid. Stripped securities may be considered derivative securities, discussed in the section “Derivative Instruments.”

Structured Notes

Certain Funds may invest in a broad category of instruments known as “structured notes.” These instruments are debt obligations issued by industrial corporations, financial institutions or governmental or international agencies. Traditional debt obligations typically obligate the issuer to repay the principal plus a specified rate of interest. Structured notes, by contrast, obligate the issuer to pay amounts of principal or interest that are determined by reference to changes in some external factor or factors, or the principal and interest rate may vary from the stated rate because of changes in these factors. For example, the issuer’s obligations could be determined by reference to changes in the value of a commodity (such as gold or oil) or commodity index, a foreign currency, an index of securities (such as the S&P 500® Index) or an interest rate (such as the U.S. Treasury bill rate). In some cases, the issuer’s obligations are determined by reference to changes over time in the difference (or “spread”) between two or more external factors (such as the U.S. prime lending rate and the total return of the stock market in a particular country, as measured by a stock index). In some cases, the issuer’s obligations may fluctuate inversely with changes in an external factor or factors (for example, if the U.S. prime lending rate goes up, the issuer’s interest payment obligations are reduced). In some cases, the issuer’s obligations may be determined by some multiple of the change in an external factor or factors (for example, three times the change in the U.S. Treasury bill rate). In some cases, the issuer’s obligations remain fixed (as with a traditional debt instrument) so long as an external factor or factors do not change by more than the specified amount (for example, if the value of a stock index does not exceed some specified maximum), but if the external factor or factors change by more than the specified amount, the issuer’s obligations may be sharply reduced.

Structured notes can serve many different purposes in the management of a Fund. For example, they can be used to increase a Fund’s exposure to changes in the value of assets that the Fund would not ordinarily purchase directly (such as commodities or stocks traded in a market that is not open to U.S. investors). They can also be used to hedge the risks associated with other investments a Fund holds. For example, if a structured note has an interest rate that fluctuates inversely with general changes in a country’s stock market index, the value of the structured note would generally move in the opposite direction to the value of holdings of stocks in that market, thus moderating the effect of stock market movements on the value of a Fund’s portfolio as a whole.

Risks. Structured notes involve special risks. As with any debt obligation, structured notes involve the risk that the issuer will become insolvent or otherwise default on its payment obligations. This risk is in addition to the risk that the issuer’s obligations (and thus the value of a Fund’s investment) will be reduced because of adverse changes in the external factor or factors to which the obligations are linked. The value of structured notes will in many cases be more volatile (that is, will change more rapidly or severely) than the value of traditional debt instruments. Volatility will be especially high if the issuer’s obligations are determined by reference to some multiple of the change in the external factor or factors. Many structured notes have limited or no liquidity, so that a Fund would be unable to dispose of the investment prior to maturity. As with all investments, successful use of structured notes depends in significant part on the accuracy of the Adviser’s analysis of the issuer’s creditworthiness and financial prospects, and of the Adviser’s forecast as to changes in relevant economic and financial market conditions and factors. In instances where the issuer of a structured note is a foreign entity, the usual risks associated with investments in foreign securities (described above) apply. Structured notes may be considered derivative securities.

Supranational Entities

Certain Funds may invest in securities issued by supranational entities, such as the International Bank for Reconstruction and Development (commonly called the “World Bank”), the Asian Development Bank and the Inter-American Development Bank. The governmental members of these supranational entities are “stockholders” that typically make capital contributions to support or promote such entities’ economic reconstruction or development activities and may be committed to make additional capital contributions if the entity is unable to repay its borrowings. A supranational entity’s lending activities may be limited to a percentage of its total capital, reserves and net income. There can be no assurance that the constituent governments will be able or willing to honor their commitments to those entities, with the result that the entity may be unable to pay interest or repay principal on its debt securities, and a Fund may lose money on such investments. Obligations of supranational entities that are denominated in foreign currencies will also be subject to the risks associated with investments in foreign currencies, as described in the sections “Foreign Securities” and “Foreign Currency Transactions.”

Tax-Exempt Securities

The Funds may invest in tax-exempt securities (“Tax-Exempt Securities”), which term refers to debt securities the interest from which is, in the opinion of bond counsel to the issuer (or on the basis of other authority believed by the Fund’s portfolio manager to be reliable), exempt from U.S. federal income tax. Tax-Exempt Securities include debt obligations issued by or on behalf of states, territories and possessions of the United States and their political subdivisions (for example, counties, cities, towns, villages and school districts) and authorities to obtain funds for various public purposes, including the construction of a wide range of public facilities such as airports, bridges, highways, housing, hospitals, mass transportation, schools, streets and water and sewer works. Other public purposes for which certain Tax-Exempt Securities may be issued include the refunding of outstanding obligations, obtaining funds for federal operating expenses or obtaining funds to lend to public or private institutions for the construction of facilities such as educational, hospital and housing facilities. In addition, certain types of private activity bonds have been or may be issued by public authorities or on behalf of state or local governmental units to finance privately operated housing facilities, sports facilities, convention or trade facilities, air or water pollution control facilities and certain local facilities for water supply, gas, electricity or sewage or solid waste disposal. Such obligations are included within the term “Tax-Exempt Securities” if the interest paid thereon, is, in the opinion of bond counsel to the issuer (or on the basis of other authority believed by the Fund’s portfolio manager to be reliable), exempt from U.S. federal income taxation. The Funds do not expect to qualify to pass through to shareholders the tax-exempt character of interest paid on Tax-Exempt Securities.

Funds that invest in certain tax-exempt bonds or certain private activity bonds may not be a desirable investment for “substantial users” of facilities financed by such obligations or bonds or for “related persons” of substantial users. You should contact your financial adviser or attorney for more information if you think you may be a “substantial user” or a “related person” of a substantial user.

There are variations in the quality of Tax-Exempt Securities, both within a particular classification and between classifications, depending on numerous factors (see Appendix A for a description of securities ratings).

The two principal classifications of tax-exempt bonds are general obligation bonds and limited obligation (or revenue) bonds. General obligation bonds are obligations involving the credit of an issuer possessing taxing power and are payable from the issuer’s general unrestricted revenues and not from any particular fund or source. The characteristics and method of enforcement of general obligation bonds vary according to the law applicable to the particular issuer, and payment may be dependent upon an appropriation by the issuer’s legislative body. Limited obligation bonds are payable only from the revenues derived from a particular facility or class of facilities, or in some cases from the proceeds of a special excise or other specific revenue source such as the user of the facility. Tax-exempt private activity bonds are in most cases revenue bonds and generally are not payable from the unrestricted revenues of the issuer. The credit and quality of such bonds are usually directly related to the credit standing of the corporate user of the facilities. Principal and interest on such bonds are the responsibilities of the corporate user (and any guarantor).

The yields on Tax-Exempt Securities are dependent on a variety of factors, including general money market conditions, the financial condition of the issuer, general conditions of the Tax-Exempt Securities market, the size of a particular offering, the maturity of the obligation and the rating of the issue. Further, information about the financial condition of an issuer of tax-exempt bonds may not be as extensive as that made available by corporations whose securities are publicly traded. The ratings of Moody’s, S&P and Fitch represent their opinions as to the quality of the Tax-Exempt Securities, which they undertake to rate. It should be emphasized, however, that ratings are general and are not absolute standards of quality. Consequently, Tax-Exempt Securities with the same maturity, interest rate and rating may have different yields while Tax-Exempt Securities of the same maturity and interest rates with different ratings may have the same yield. Subsequent to its purchase by a Fund, an issue of Tax-Exempt

Securities or other investments may cease to be rated or the rating may be reduced below the minimum rating required for purchase by a Fund. Neither event will require the elimination of an investment from a Fund’s portfolio, but a Fund’s Adviser will consider such an event as part of its normal, ongoing review of all a Fund’s portfolio securities.

The Funds do not currently intend to invest in so-called “moral obligation” bonds, in which repayment is backed by a moral commitment of an entity other than the issuer, unless the credit of the issuer itself, without regard to the “moral obligation,” meets the investment criteria established for investments by such a Fund.

Tax-Exempt Securities are subject to the provisions of bankruptcy, insolvency and other laws affecting the rights and remedies of creditors, such as the federal Bankruptcy Code, and laws, if any, which may be enacted by Congress or the state legislatures extending the time for payment of principal or interest, or both, or imposing other constraints upon enforcement of such obligations. There is also the possibility that as a result of litigation or other conditions the power or ability of issuers to meet their obligations for the payment of interest and principal on their Tax-Exempt Securities may be materially affected or that their obligations may be found to be invalid and unenforceable. Such litigation or conditions may from time to time have the effect of introducing uncertainties in the market for tax-exempt bonds or certain segments thereof, or materially affecting the credit risk with respect to particular bonds. Adverse economic, legal or political developments might affect all or a substantial portion of a Fund’s Tax-Exempt Securities in the same manner.

From time to time, proposals have been introduced before Congress for the purpose of restricting or eliminating the U.S. federal income tax exemption for interest on debt obligations issued by states and their political subdivisions and similar proposals may well be introduced in the future. If such a proposal were enacted, the availability of Tax-Exempt Securities for investment by the Funds and the value of a Fund’s portfolios could be materially affected, in which event such a Fund would reevaluate its investment objectives and policies and consider changes in their structure or dissolution.

All debt securities, including tax-exempt bonds, are subject to credit and market risk. Generally, for any given change in the level of interest rates, prices for longer maturity issues tend to fluctuate more than prices for shorter maturity issues.

U.S. Government Securities

The Funds may invest in some or all of the following U.S. government securities:

U.S. Treasury Bills—Direct obligations of the U.S. Treasury that are issued in maturities of one year or less. No interest is paid on Treasury bills; instead, they are issued at a discount and repaid at full face value when they mature. They are backed by the full faith and credit of the U.S. government.

U.S. Treasury Notes and Bonds—Direct obligations of the U.S. Treasury issued in maturities that vary between one and thirty years, with interest normally payable every six months. These obligations are backed by the full faith and credit of the U.S. government.

Treasury Inflation-Protected Securities (“TIPS”)—Fixed-income securities whose principal value is periodically adjusted according to the rate of inflation. The interest rate on TIPS is fixed at issuance, but over the life of the bond this interest may be paid on an increasing or decreasing principal value that has been adjusted for inflation. Although repayment of the original bond principal upon maturity is guaranteed, the market value of TIPS is not guaranteed, and will fluctuate.

“Ginnie Maes”—Debt securities issued by a mortgage banker or other mortgagee that represent an interest in a pool of mortgages insured by the Federal Housing Administration or the Rural Housing Service or guaranteed by the Veterans Administration. The GNMA guarantees the timely payment of principal and interest when such payments are due, whether or not these amounts are collected by the issuer of these certificates on the underlying mortgages. It is generally understood that a guarantee by GNMA is backed by the full faith and credit of the United States. Mortgages included in single family or multi-family residential mortgage pools backing an issue of Ginnie Maes have a maximum maturity of 30 years. Scheduled payments of principal and interest are made to the registered holders of Ginnie Maes (such as the Funds) each month. Unscheduled prepayments may be made by homeowners, or as a result of a default. Prepayments are passed through to the registered holder (such as the Funds, which reinvest any prepayments) of Ginnie Maes along with regular monthly payments of principal and interest.

“Fannie Maes”—The FNMA is a government-sponsored corporation owned entirely by private stockholders that purchases residential mortgages from a list of approved seller/servicers, including state and federally chartered savings and loan associations, mutual funds savings banks, commercial banks, credit unions and mortgage banks. Fannie Maes are pass-through securities issued by FNMA that are guaranteed as to timely payment of principal and interest by FNMA, but these obligations are not backed by the full faith and credit of the U.S. government.

“Freddie Macs”—The Federal Home Loan Mortgage Corporation (“FHLMC”) is a corporate instrumentality of the U.S. government. Freddie Macs are participation certificates issued by FHLMC that represent an interest in residential mortgages from FHLMC’s National Portfolio. FHLMC guarantees the timely payment of interest and ultimate collection of principal, but these obligations are not backed by the full faith and credit of the U.S. government.

Risks. U.S. government securities generally do not involve the credit risks associated with investments in other types of fixed-income securities, although, as a result, the yields available from U.S. government securities are generally lower than the yields available from corporate fixed-income securities. Like other debt securities, however, the values of U.S. government securities change as interest rates fluctuate. Fluctuations in the value of portfolio securities will not affect interest income on existing portfolio securities but will be reflected in a Fund’s NAV. Because the magnitude of these fluctuations will generally be greater at times when a Fund’s average maturity is longer, under certain market conditions a Fund may, for temporary defensive purposes, accept lower current income from short-term investments rather than investing in higher yielding long-term securities. Securities such as those issued by Fannie Mae and Freddie Mac are guaranteed as to the payment of principal and interest by the relevant entity (e.g., FNMA or FHLMC) but have not been backed by the full faith and credit of the U.S. government. Instead, they have been supported only by the discretionary authority of the U.S. government to purchase the agency’s obligations. An event affecting the guaranteeing entity could adversely affect the payment of principal or interest or both on the security, and therefore, these types of securities should be considered to be riskier than U.S. government securities.

S&P downgraded its long-term sovereign credit rating on the United States from “AAA” to “AA+” on August 5, 2011. The downgrade by S&P and other possible downgrades in the future may result in increased volatility or liquidity risk, higher interest rates and lower prices for U.S. government securities and increased costs for all kinds of debt. The value of the Funds’ shares may be adversely affected by S&P’s downgrade or any future downgrades of the U.S. government’s credit rating given that the Funds may invest in U.S. government securities.

In September 2008, the U.S. Treasury Department placed FNMA and FHLMC into conservatorship. The companies remain in conservatorship, and the effect that this conservatorship will have on the companies’ debt and equity securities is unclear. Although the U.S. government has recently provided financial support to FNMA and FHLMC, there can be no assurance that it will support these or other government-sponsored enterprises in the future. In addition, any such government support may benefit the holders of only certain classes of an issuer’s securities.

The values of TIPS generally fluctuate in response to changes in real interest rates, which are in turn tied to the relationship between nominal interest rates and the rate of inflation. If inflation were to rise at a faster rate than nominal interest rates, real interest rates might decline, leading to an increase in value of TIPS. In contrast, if nominal interest rates increased at a faster rate than inflation, real interest rates might rise, leading to a decrease in value of TIPS. If inflation is lower than expected during the period a Fund holds TIPS, the Fund may earn less on the TIPS than on a conventional bond. If interest rates rise due to reasons other than inflation (for example, due to changes in currency exchange rates), investors in TIPS may not be protected to the extent that the increase is not reflected in the bonds’ inflation measure. There can be no assurance that the inflation index for TIPS will accurately measure the real rate of inflation in the prices of goods and services.

See the section “Mortgage-Related Securities” for additional information on these securities.

When-Issued Securities

A when-issued security involves a Fund entering into a commitment to buy a security before the security has been issued. A Fund’s payment obligation and the interest rate on the security are determined when the Fund enters into the commitment. The security is typically delivered to the Fund 15 to 120 days later. No interest accrues on the security between the time the Fund enters into the commitment and the time the security is delivered. If the value of the security being purchased falls between the time a Fund commits to buy it and the payment date, the Fund may sustain a loss. The risk of this loss is in addition to the Fund’s risk of loss on the securities actually in its portfolio at the time. In addition, when the Fund buys a security on a when-issued basis, it is subject to the risk that market rates of interest will increase before the time the security is delivered, with the result that the yield on the security delivered to the Fund may be lower than the yield available on other, comparable securities at the time of delivery. If a Fund has outstanding obligations to buy when-issued securities, it will either designate on the Fund’s records or segregate at its custodian bank liquid assets in an amount sufficient to satisfy these obligations.

Zero-Coupon Securities

Some Funds may invest in zero-coupon securities. Zero-coupon securities are debt obligations that do not entitle the holder to any periodic payments of interest either for the entire life of the obligation or for an initial period after the issuance of the obligation; the holder generally is entitled to receive the par value of the security at maturity. Such securities are issued and traded at a discount from their face amounts. The amount of the discount varies depending on such factors as the time remaining until maturity of the securities, prevailing interest rates, the liquidity of the security and the perceived credit quality of the issuer. The market prices of zero-coupon securities generally are more volatile than the market prices of securities that pay interest periodically and are likely to respond to changes in interest rates to a greater degree than are other types of securities having similar maturities and credit quality. A Fund’s investment in zero coupon securities will require the Fund to accrue income without a corresponding receipt of cash. The Fund may be required to dispose of portfolio securities (including when not otherwise advantageous to do so) in order to obtain sufficient cash to meet its distribution requirements for treatment as a RIC under the Code.

TEMPORARY DEFENSIVE POSITIONS

Each Fund has the flexibility to respond promptly to changes in market and economic conditions. In the interest of preserving shareholders’ capital, Loomis Sayles may employ a temporary defensive strategy if it determines such a strategy to be warranted. Pursuant to such a defensive strategy, a Fund may temporarily hold cash (U.S. dollars, foreign currencies or multinational currency units) or invest up to 100% of its assets in cash, high-quality debt securities or money market instruments of U.S. or foreign issuers. It is impossible to predict whether, when or for how long a Fund will employ temporary defensive strategies. The use of temporary defensive strategies may prevent a Fund from achieving its goal.

In addition, pending investment of proceeds from new sales of Fund shares or to meet ordinary daily cash needs, a Fund may temporarily hold cash (U.S. dollars, foreign currencies or multinational currency units) and may invest any portion of its assets in money market or other short-term high quality debt instruments.

PORTFOLIO TURNOVER

A Fund’s portfolio turnover rate for a fiscal year is calculated by dividing the lesser of purchases or sales of portfolio securities for the fiscal year by the monthly average of the value of the portfolio securities owned by the Fund during the fiscal year, in each case excluding securities having maturity dates at acquisition of one year or less. High portfolio turnover involves correspondingly greater brokerage commissions and other transaction costs, which will be borne directly by the Fund, thereby decreasing the Fund’s total return. High portfolio turnover also may give rise to additional taxable income for the Fund’s shareholders, including through the realization of short term capital gains which are typically taxed to shareholders at ordinary income tax rates, and therefore can result in higher taxes for shareholders that hold their shares in taxable accounts. It is impossible to predict with certainty whether future portfolio turnover rates will be higher or lower than those experienced during past periods. Each Fund anticipates that its portfolio turnover rate will vary significantly from time to time depending on the volatility of economic, market and other conditions. The rate of portfolio turnover will not be a limiting factor when the Adviser believes that portfolio changes are appropriate.

For the fiscal years ended September 30, 2012 and September 30, 2013 the portfolio turnover rates for the Inflation Protected Securities Fund were 166% and 56%, respectively. The variation in the Fund’s turnover rate from 2012 to 2013 was due to fluctuations in the level of fund assets due to shareholder flows and a change in the portfolio management team.

PORTFOLIO HOLDINGS INFORMATION

Each Trust’s Board has adopted policies to limit the disclosure of portfolio holdings information and to ensure equal access to such information, except in certain circumstances as approved by the Board. These policies are summarized below. Generally, portfolio holdings information will not be disclosed until it is first posted on the Funds’ website at www.loomissayles.com. Generally, full portfolio holdings information will not be posted until it has aged at least 30 days (60 days for Loomis Sayles Small Cap Value Fund). A list of the Funds’ top 10 holdings will generally be available on a monthly basis within 7 business days after month end. Any holdings information that is released must clearly indicate the date of the information, and must state that due to active management, the Funds may or may not still invest in the securities listed. Portfolio characteristics, such as industry/sector breakdown, current yield, quality breakdown, duration, average price-earnings ratio and other similar information may be provided on a current basis. However, portfolio characteristics do not include references to specific portfolio holdings.

The Board has approved exceptions to the general policy on the sharing of portfolio holdings information as in the best interests of the Funds, as follows:

(1)	Disclosure of portfolio holdings posted on the Funds’ website, provided that the information is shared no sooner than the next day following the day on which the information is posted;

(2)	Disclosure to firms offering industry-wide services, provided that the firm has agreed in writing to maintain the confidentiality of the Funds’ portfolio holdings. Entities that receive information pursuant to this exception include Lipper (monthly disclosure of full portfolio holdings, provided 6 days after month-end) and FactSet (daily disclosure of full portfolio holdings, provided the next business day);

(3)	Disclosure (subject to a written confidentiality provision) to Broadridge Financial Solutions, Inc. as part of the proxy voting recordkeeping services provided to the Funds, and to Institutional Shareholder Services Inc. and Glass Lewis & Co., LLC, as part of the proxy voting administration and research services, respectively, provided to the Funds’ Adviser (votable portfolio holdings of issuers as of record date for shareholder meetings);

(4)	Disclosure to employees of the Funds’ Adviser, principal underwriter, administrator, custodian, financial printer, Fund accounting agent, independent registered public accounting firm, Fund counsel and Independent Trustees’ counsel, as well as to broker-dealers executing portfolio transactions for the Funds, provided that such disclosure is made for bona fide business purposes; and

(5)	Other disclosures made for non-investment purposes, but only if approved in writing in advance by an officer of the Funds. Such exceptions will be reported to the Board.

With respect to items (2) through (4) above, disclosure is made pursuant to procedures that have been approved by the Board, and may be made by employees of each Fund’s Adviser, administrator or custodian. With respect to (5) above, approval will be granted only when the officer determines that the Funds have a legitimate business reason for sharing the portfolio holdings information and the recipients are subject to a duty of confidentiality, including a duty not to trade on the information. As of the date of this Statement, the only entities that receive information pursuant to this exception are RR Donnelley (quarterly, or more frequently as needed, disclosure of full portfolio holdings) for the purpose of performing certain functions related to the production of the Funds’ semiannual financial statements, quarterly Form N-Q filing and other related items, Electra Information Systems, Inc. (daily disclosure of full portfolio holdings) for the purpose of performing certain electronic reconciliations of portfolio holdings of the Funds, Bloomberg (daily disclosure of full portfolio holdings, provided next business day), Barclays Capital (periodic disclosure of full portfolio holdings), Yield Book (periodic disclosure of full portfolio holdings) for the purpose of performing certain portfolio analytics for the Adviser, Securities Class Action Services, LLC (daily disclosure of full portfolio holdings, provided the next business day) for the purpose of monitoring and processing any applicable class action lawsuits filed, and Ernst & Young LLP (annually, or more frequently as needed, disclosure of foreign equity securities) for the purpose of performing certain functions related to the production of the Funds’ U.S. federal income and excise tax returns. Although each Trust may enter into written confidentiality agreements, in other circumstances, such as those described in (4) above, the obligation to keep information confidential may be based on common law, professional or statutory duties of confidentiality. Common law, professional or statutory duties of confidentiality, including the duty not to trade on the information, may not be as clearly delineated and may be more difficult to enforce than contractual duties. Each Fund’s officers determine on a case by case basis whether it is appropriate for the Funds to rely on such common law, professional or statutory duties. The Board exercises oversight of the disclosure of portfolio holdings by, among other things, receiving and reviewing reports from each Fund’s chief compliance officer regarding any material issues concerning the Fund’s disclosure of portfolio holdings or from officers of the Fund in connection with proposed new exceptions or new disclosures pursuant to item (5) above. Notwithstanding the above, there is no assurance that the Funds’ policies on the sharing of portfolio holdings information will protect the Funds from the potential misuse of holdings by individuals or firms in possession of that information.

Other registered investment companies that are advised or sub-advised by each Fund’s Adviser may be subject to different portfolio holdings disclosure policies, and neither the Adviser nor the Board of each Trust exercises control over such policies or disclosure. In addition, separate account clients of the Adviser have access to their portfolio holdings and are not subject to each Fund’s portfolio holdings disclosure policies. Some of the Funds that are advised or sub-advised by the Adviser and some of the separate accounts managed by the Adviser have investment objectives and strategies that are substantially similar or identical to the Funds’, and therefore potentially substantially similar, and in certain cases nearly identical, portfolio holdings as certain Funds.

In addition, any disclosures of portfolio holdings information by a Fund or its Adviser must be consistent with the anti-fraud provisions of the federal securities laws, each Fund’s and the Adviser’s fiduciary duty to shareholders, and each Fund’s code of ethics. Each Fund’s policies expressly prohibit the sharing of portfolio holdings information if the Fund, its Adviser, or any other affiliated party receives compensation or other consideration in connection with such arrangement. The term “consideration” includes any agreement to maintain assets in a Fund or in other funds or accounts managed by each Fund’s Adviser or by any affiliated person of the Adviser.

MANAGEMENT OF THE TRUSTS

Each Trust is governed by a Board, which is responsible for generally overseeing the conduct of Fund business and for protecting the interests of shareholders. The trustees meet periodically throughout the year to oversee the Funds’ activities, review contractual arrangements with companies that provide services to the Funds and review the Funds’ performance.

Trustees and Officers

The table below provides certain information regarding the trustees and officers of the Trusts. For purposes of this table and for purposes of this Statement, the term “Independent Trustee” means those trustees who are not “interested persons,” as defined in the 1940 Act, of the Trusts. In certain circumstances, trustees are also required to have no direct or indirect financial interest in the approval of a matter being voted on in order to be considered “independent” for the purposes of the requisite approval. For purposes of this Statement, the term “Interested Trustee” means those trustees who are “interested persons”, as defined by the 1940 Act, of the relevant Trust.

The following table provides information about the members of the Board including information about their principal occupations during the past five years, information about other directorships held at public companies, and a summary of the experience, qualifications, attributes or skills that led to the conclusion that the trustee should serve as such. Unless otherwise indicated, the address of all persons below is 399 Boylston Street, Boston, MA 02116.

Name and Year of Birth	Position(s) Held with the Trusts, Length of Time Served and Term of Office[1]	Principal Occupation(s) During Past 5 Years	Number of Portfolios in Fund Complex Overseen[2] and Other Directorships Held During Past 5 Years	Experience, Qualifications, Attributes, Skills for Board Membership
INDEPENDENT TRUSTEES

Daniel M. Cain (1945)	Trustee Since 2003 for Loomis Sayles Funds I and Loomis Sayles Funds II Chairman of the Contract Review and Governance Committee	Chairman (formerly, President and Chief Executive Officer) of Cain Brothers & Company, Incorporated (investment banking)	41 Director, Sheridan Healthcare Inc. (physician practice management)	Significant experience on the Board and on the board of other business organizations (including at a health care organization); experience in the financial industry (including roles as chairman and former chief executive officer of an investment banking firm)

Kenneth A. Drucker (1945)	Trustee Since 2008 for Loomis Sayles Funds I and Loomis Sayles Funds II Chairman of the Audit Committee	Retired	41	Significant experience on the Board and on the board of other business organizations (including at investment companies); executive experience (including as treasurer of an aerospace, automotive, and metal manufacturing corporation)

Name and Year of Birth	Position(s) Held with the Trusts, Length of Time Served and Term of Office[1]	Principal Occupation(s) During Past 5 Years	Number of Portfolios in Fund Complex Overseen[2] and Other Directorships Held During Past 5 Years	Experience, Qualifications, Attributes, Skills for Board Membership
Edmond J. English (1953)	Trustee Since 2013 for Loomis Sayles Funds I and Loomis Sayles Funds II Contract Review and Governance Committee Member	Chief Executive Officer of Bob’s Discount Furniture (retail)	41 Formerly, Director, BJ’s Wholesale Club (retail); formerly, Director, Citizens Financial Group (bank)	Significant experience on the board of other business organizations (including at a retail company and a bank); executive experience (including at a retail company)

Wendell J. Knox (1948)	Trustee Since 2009 for Loomis Sayles Funds I and Loomis Sayles Funds II Audit Committee Member	Director (formerly, President and Chief Executive Officer) of Abt Associates Inc. (research and consulting)	41 Director, Eastern Bank (bank); Director, The Hanover Insurance Group (property and casualty insurance)	Significant experience on the Board and on the board of other business organizations (including at a bank and at a property and casualty insurance firm); executive experience (including roles as president and chief executive officer of a consulting company)

Martin T. Meehan (1956)	Trustee Since 2012 for Loomis Sayles Funds I and Loomis Sayles Funds II Contract Review and Governance Committee Member	Chancellor and faculty member, University of Massachusetts Lowell	41 None	Experience as Chancellor of the University of Massachusetts Lowell; experience on the board of other business organizations; government experience (including as a member of the U.S. House of Representatives); academic experience

Name and Year of Birth	Position(s) Held with the Trusts, Length of Time Served and Term of Office[1]	Principal Occupation(s) During Past 5 Years	Number of Portfolios in Fund Complex Overseen[2] and Other Directorships Held During Past 5 Years	Experience, Qualifications, Attributes, Skills for Board Membership
Sandra O. Moose (1942)

Chairperson of the Board since November 2005

Trustee

Since 2003 for Loomis Sayles Funds I and Loomis Sayles Funds II

Ex officio member of the Audit Committee and Contract Review and Governance Committee

		President, Strategic Advisory Services (management consulting)	41 Director, Verizon Communications (telecommunications company); Director, AES Corporation (international power company); formerly, Director, Rohm and Haas Company (specialty chemicals)	Significant experience on the Board and on the board of other business organizations (including at a telecommunications company, an international power company and a specialty chemicals corporation); executive experience (including at a management consulting company)

Erik R. Sirri (1958)	Trustee Since 2009 for Loomis Sayles Funds I and Loomis Sayles Funds II Audit Committee Member	Professor of Finance at Babson College; formerly, Director of the Division of Trading and Markets at the Securities and Exchange Commission	41 None	Significant experience on the Board; experience as Director of the Division of Trading and Markets at the Securities and Exchange Commission; academic experience; training as an economist

Peter J. Smail (1952)	Trustee Since 2009 for Loomis Sayles Funds I and Loomis Sayles Funds II Audit Committee Member	Retired	41 None	Significant experience on the Board; mutual fund industry and executive experience (including roles as president and chief executive officer for an investment adviser)

Name and Year of Birth	Position(s) Held with the Trusts, Length of Time Served and Term of Office[1]	Principal Occupation(s) During Past 5 Years	Number of Portfolios in Fund Complex Overseen[2] and Other Directorships Held During Past 5 Years	Experience, Qualifications, Attributes, Skills for Board Membership
Cynthia L. Walker (1956)	Trustee Since 2005 for Loomis Sayles Funds I and Loomis Sayles Funds II Contract Review and Governance Committee Member	Deputy Dean for Finance and Administration, Yale University School of Medicine	41 None	Significant experience on the Board; executive experience in a variety of academic organizations (including roles as dean for finance and administration)

INTERESTED TRUSTEES

Robert J. Blanding[3] (1947) 555 California Street San Francisco, CA 94104

Trustee

Since 2002 for Loomis Sayles Funds I and Loomis Sayles Funds II

President and Chief Executive Officer of Loomis Sayles Funds I since 2002

Chief Executive Officer of Loomis Sayles Funds II since 2002

		President, Chairman, Director and Chief Executive Officer, Loomis, Sayles & Company, L.P.	41 None	Significant experience on the Board; continuing service as President, Chairman, and Chief Executive Officer of Loomis, Sayles & Company, L.P.

David L. Giunta[4] (1965)	Trustee Since 2011 for Loomis Sayles Funds I and Loomis Sayles Funds II President of Loomis Sayles Funds II and Executive Vice President of Loomis Sayles Funds I since 2008	President and Chief Executive Officer, NGAM Distribution Corporation, NGAM Advisors, L.P. and NGAM Distribution, L.P.	41 None	Significant experience on the Board; continuing experience as President and Chief Executive Officer of NGAM Advisors, L.P. and NGAM Distribution, L.P.

John T. Hailer[5] (1960)	Trustee Since 2003 for Loomis Sayles Funds I and Loomis Sayles Funds II	President and Chief Executive Officer-U.S. and Asia, Natixis Global Asset Management, L.P	41 None	Significant experience on the Board; continuing experience as President and Chief Executive Officer-U.S. and Asia, Natixis Global Asset Management, L.P.

[1]	Each trustee serves until retirement, resignation or removal from the Board. The current retirement age is 75. The position of Chairperson of the Board is appointed for a three-year term. Ms. Moose was appointed to serve an additional three year term as the Chairperson of the Board on December 13, 2013.
[2]	The trustees of the Trusts serve as trustees of a fund complex that includes all series of the Natixis Funds Trust I, Natixis Funds Trust II, Natixis Funds Trust IV and Gateway Trust (collectively, the “Natixis Funds Trusts”), Loomis Sayles Funds I and Loomis Sayles Funds II (collectively, the “Loomis Sayles Funds Trusts”), and Hansberger International Series (collectively, the “Fund Complex”).
[3]	Mr. Blanding is deemed an “interested person” of the Trusts because he holds the following positions with an affiliated person of the Trusts: President, Chairman, Director and Chief Executive Officer of Loomis, Sayles & Company, L.P. and Director of Loomis Sayles Investment Asia Pte., Ltd.
[4]	Mr. Giunta is deemed an “interested person” of the Trusts because he holds the following positions with an affiliated person of the Trusts: President and Chief Executive Officer of NGAM Distribution Corporation, NGAM Advisors, L.P. and NGAM Distribution, L.P.
[5]	Mr. Hailer is deemed an “interested person” of the Trusts because he holds the following positions with an affiliated person of the Trusts: President and Chief Executive Officer – U.S. and Asia, Natixis Global Asset Management, L.P.

Name and Year of Birth	Position(s) Held with the Trusts	Term of Office[1] and Length of Time Served	Principal Occupation During Past 5 Years[2]
OFFICERS OF THE TRUST

Coleen Downs Dinneen (1960)	Secretary, Clerk and Chief Legal Officer	Since September 2004	Executive Vice President, General Counsel, Secretary and, NGAM Distribution Corporation, NGAM Advisors, L.P. and NGAM Distribution, L.P.

Daniel J. Fuss (1933) One Financial Center Boston, MA 02111	Executive Vice President of Loomis Sayles Funds I and Loomis Sayles Funds II	Since June 2003	Vice Chairman and Director, Loomis, Sayles & Company, L.P.

Russell L. Kane (1969)	Chief Compliance Officer, Assistant Secretary and Anti-Money Laundering Officer	Chief Compliance Officer, since May 2006; Assistant Secretary since June 2004; and Anti-Money Laundering Officer since April 2007	Chief Compliance Officer for Mutual Funds, Senior Vice President, Deputy General Counsel, Assistant Secretary and Assistant Clerk, NGAM Distribution Corporation, NGAM Advisors, L.P. and NGAM Distribution, L.P.

Michael C. Kardok (1959)	Treasurer, Principal Financial and Accounting Officer	Since October 2004	Senior Vice President, NGAM Advisors, L.P. and NGAM Distribution, L.P.
[1]	Each officer of the Trusts serves for an indefinite term in accordance with the Trusts’ current by-laws until the date his or her successor is elected and qualified, or until he or she sooner dies, retires, is removed or becomes disqualified.
[2]	Each person listed above, except as noted, holds the same position(s) with the Fund Complex. Mr. Fuss is not an officer of the Natixis Funds Trusts or the Hansberger International Series. Previous positions during the past five years with NGAM Distribution, L.P., NGAM Advisors, L.P. or Loomis, Sayles & Company, L.P. are omitted, if not materially different from a trustee’s or officer’s current position with such entity.

Qualifications of Trustees

The preceding tables provide an overview of the considerations that led the Board to conclude that each individual serving as a trustee of the Trusts should so serve. The current members of the Board have joined the Board at different points in time. Generally, no one factor was determinative in the original selection of an individual to join the Board. Among the factors the Board considered when concluding that an individual should serve on the Board were the following: (i) the individual’s knowledge in matters relating to the mutual fund industry; (ii) any experience possessed by the individual as a director or senior officer of other public companies; (iii) the individual’s educational background; (iv) the individual’s reputation for high ethical standards and personal and professional integrity; (v) any specific financial, technical or other expertise possessed by the individual, and the extent to which such expertise would complement the Board’s existing mix of skills and qualifications; (vi) the individual’s perceived ability to contribute to the ongoing functions of the Board, including the individual’s ability and commitment to attend meetings regularly and work collaboratively with other members of the Board; (vii) the individual’s ability to qualify as an Independent Trustee for purposes of applicable regulations; and (viii) such other factors as the Board determined to be relevant in light of the existing composition of the Board and any anticipated vacancies or other transitions. Each trustee’s professional experience and additional considerations that contributed to the Board’s conclusion that an individual should serve on the Board are summarized in the tables above.

Leadership and Structure of the Board

The Board is led by the Chairperson of the Board, who is an Independent Trustee. The Board of Trustees currently consists of twelve trustees, nine of whom are Independent Trustees. The trustees have delegated significant oversight authority to the two standing committees of each Trust, the Audit Committee and Contract Review and Governance Committee, both of which consist of Independent Trustees. These committees meet separately and at times jointly, with the joint meetings intended to educate and involve all Independent Trustees in significant committee-level topics. As well as handling matters directly, the committees raise matters to the Board for consideration. In addition to the oversight performed by the committees and the Board, the Chairperson of the Board and the chairpersons of each committee interact frequently with management regarding topics to be considered at Board and committee meetings as well as items arising between meetings. At least once a year the Board reviews its governance structure. The Board believes its leadership structure is appropriate and effective in that it allows for oversight at the committee or board level, as the case may be, while facilitating communications among the trustees and between the Board and Fund management.

The Contract Review and Governance Committee of each Trust considers matters relating to advisory, subadvisory and distribution arrangements, potential conflicts of interest between a Fund’s Adviser and each Trust, and governance matters relating to each Trust. During the fiscal year ended September 30, 2013, this committee held five meetings. The Contract Review and Governance Committee also makes nominations for Independent Trustee membership on the Board when necessary and considers recommendations from shareholders of the Funds that are submitted in accordance with the procedures by which shareholders may communicate with the Board. Pursuant to those procedures, shareholders must submit a recommendation for nomination in a signed writing addressed to the attention of the Board of Trustees, c/o Secretary of the Funds, NGAM Advisors, L.P. (“NGAM Advisors”), 399 Boylston Street, 12th Floor, Boston, MA 02116. This written communication must (i) be signed by the shareholder, (ii) include the name and address of the shareholder, (iii) identify the Fund(s) to which the communication relates, and (iv) identify the account number, class and number of shares held by the shareholder as of a recent date or the intermediary through which the shares are held. The recommendation must be received in a timely manner (and in any event no later than the date specified for receipt of shareholder proposals in any applicable proxy statement with respect to the Fund). A recommendation for trustee nomination shall be kept on file and considered by the Board for six (6) months from the date of receipt, after which the recommendation shall be considered stale and discarded. The recommendation must contain sufficient background information concerning the trustee candidate to enable a proper judgment to be made as to the candidate’s qualifications.

The Contract Review and Governance Committee has not established specific, minimum qualifications that must be met by an individual to be recommended for nomination as an Independent Trustee. When identifying an individual to potentially fill a vacancy on the Funds’ Board, the Contract Review and Governance Committee may seek referrals from a variety of sources, including current trustees, management of the Trust, Fund counsel, and counsel to the trustees, as well as shareholders of a Fund in accordance with the procedures described above. In evaluating candidates for a position on the Board, the Contract Review and Governance Committee may consider a variety of factors, including (i) the nominee’s knowledge of the mutual fund industry; (ii) any experience possessed by the nominee as a director or senior officer of a financial services company or a public company; (iii) the nominee’s educational background; (iv) the nominee’s reputation for high ethical standards and personal and professional integrity; (v) any specific financial, technical or other expertise possessed by the nominee, and the extent to which such expertise would complement the Board’s existing mix of skills and qualifications; (vi) the nominee’s perceived ability to contribute to the ongoing functions of the Board, including the nominee’s ability and commitment to attend meetings regularly and work collaboratively with other members of the Board; (vii) the nominee’s ability to qualify as an Independent Trustee for purposes of applicable regulations; and (viii) such other factors as the Committee may request in light of the existing composition of the Board and any anticipated vacancies or other transitions.

The Audit Committee of each Trust consists solely of Independent Trustees and considers matters relating to the scope and results of the Trusts’ audits and serves as a forum in which the independent registered public accounting firm can raise any issues or problems identified in an audit with the Board. This Committee also reviews and monitors compliance with stated investment objectives and policies, SEC regulations as well as operational issues relating to the transfer agent, administrator, sub-administrator and custodian. In addition, the Audit Committee implements procedures for receipt, retention and treatment of complaints received by a Fund regarding its accounting, internal accounting controls and the confidential, anonymous submission by officers of a Fund or employees of certain service providers of concerns related to such matters. During the fiscal year ended September 30, 2013, this Committee held four meetings.

The current membership of each committee is as follows:

Audit Committee	Contract Review and Governance Committee
Kenneth A. Drucker—Chairman	Daniel M. Cain—Chairman
Wendell J. Knox	Edmond J. English
Erik R. Sirri	Martin T. Meehan
Peter J. Smail	Cynthia L. Walker

As chairperson of the Board, Ms. Moose is an ex officio member of both Committees.

Board’s Role in Risk Oversight of the Funds

The Board’s role is one of oversight of the practices and processes of the Funds and their service providers, rather than active management of the Trusts, including in matters relating to risk management. The Board seeks to understand the key risks facing the Funds, including those involving conflicts of interest; how Fund management identifies and monitors these risks on an ongoing basis; how Fund management develops and implements controls to mitigate these risks; and how Fund management tests the effectiveness of those controls. The Board cannot foresee, know, or guard against all risks, nor are the trustees guarantors against risk.

Periodically, Fund officers provide the full Board with an overview of the enterprise risk assessment program in place at Loomis Sayles and NGAM Distribution, L.P. (the “Distributor”), which serve as the administrator of and principal underwriter to the Funds, respectively. Fund officers on a quarterly and annual basis also provide the Board (or one of its standing committees) with written and oral reports on regulatory and compliance matters, operational and service provider matters, organizational developments, product proposals, Fund and internal audit results, and insurance and fidelity bond coverage, along with a discussion of the risks and controls associated with these matters, and periodically make presentations to management on risk issues and industry best practices. Fund service providers, including advisers, sub-advisers, transfer agents and the custodian, periodically provide Fund management and/or the Board with information about their risk assessment programs and/or the risks arising out of their activities. The scope and frequency of these reports vary. Fund officers also communicate with the trustees between meetings regarding material exceptions and other items germane to the Board’s risk oversight function.

Pursuant to Rule 38a-1 under the 1940 Act, the Board has appointed a Chief Compliance Officer (“CCO”) who is responsible for administering the Funds’ compliance program, including monitoring and enforcing compliance by the Funds and their service providers with the federal securities laws. The CCO has an active role in daily Fund operations and maintains a working relationship with all relevant advisory, compliance, operations and administration personnel for the Funds’ service providers. On at least a quarterly basis, the CCO reports to the Independent Trustees on significant compliance program developments, including material compliance matters, and on an annual basis, the CCO provides the full Board with a written report that summarizes his review and assessment of the adequacy of the compliance programs of the Funds and their service providers. The CCO also periodically communicates with the Audit Committee members between its scheduled meetings.

Fund Securities Owned by the Trustees

As of December 31, 2013, the Trustees had the following ownership in the Funds:

Interested Trustees:

Dollar Range of Fund Shares*	Robert J. Blanding	David L. Giunta	John T. Hailer
Loomis Sayles Bond Fund	E	A	A
Loomis Sayles Global Bond Fund	A	A	A
Loomis Sayles Inflation Protected Securities Fund	A	A	A
Loomis Sayles Intermediate Duration Bond Fund	A	A	A
Loomis Sayles Small Cap Growth Fund	E	D	D
Loomis Sayles Small Cap Value Fund	E	A	E
Aggregate Dollar Range of Fund Shares in All Funds Overseen by Trustee in the Fund Complex	E	E	E

*	A. None

B. $1 - 10,000

C. $10,001 - $50,000

D. $50,001 - $100,000

E. over $100,000

Independent Trustees:

Dollar Range of Fund Shares*	Daniel M. Cain**	Kenneth A. Drucker	Edmond J. English	Wendell J. Knox**	Martin T. Meehan	Sandra O. Moose	Erik R. Sirri	Peter J. Smail	Cynthia L. Walker**
Loomis Sayles Bond Fund	A	A	A	E	A	E	A	A	A
Loomis Sayles Global Bond Fund	A	A	A	A	A	A	A	A	A
Loomis Sayles Inflation Protected Securities Fund	A	A	A	A	A	A	A	A	A
Loomis Sayles Intermediate Duration Bond Fund	A	A	A	A	A	A	A	E	A
Loomis Sayles Small Cap Growth Fund	A	A	A	E	A	A	A	A	A
Loomis Sayles Small Cap Value Fund	A	A	A	A	A	A	A	A	A
Aggregate Dollar Range of Fund Shares in All Funds Overseen by Trustee in the Fund Complex	E	E	E	E	E	E	E	E	E

*	A. None

B. $1 - 10,000

C. $10,001 - $50,000

D. $50,001 - $100,000

E. over $100,000

**	Amounts include economic value of notional investments held through the deferred compensation plan.

Trustee Fees

The Trusts pay no compensation to their officers or to Trustees who are employees, officers or directors of NGAM Advisors, the Distributor or their affiliates.

Effective January 1, 2014, the Chairperson of the Board receives a retainer fee at the annual rate of $300,000. The Chairperson does not receive any meeting attendance fees for Board of Trustees meetings or committee meetings that she attends. Each Trustee who is not an employee, officer or director of NGAM Advisors, the Distributor or their affiliates (other than the Chairperson) receives, in the aggregate, a retainer fee at the annual rate of $130,000. Each Trustee who is not an employee, officer or director of NGAM Advisors, the Distributor or their affiliates also receives a meeting attendance fee of $10,000 for each meeting of the Board of Trustees that he or she attends in person and $5,000 for each meeting of the Board of Trustees that he or she attends telephonically. In addition, each committee chairman receives an additional retainer fee at the annual rate of $17,500. Each Contract Review and Governance Committee and Audit Committee member is compensated $6,000 for each Committee meeting that he or she attends in person and $3,000 for each committee meeting that he or she attends telephonically. These fees are allocated among the mutual fund portfolios in the Natixis Funds Trusts, Loomis Sayles Funds Trusts, Hansberger International Series and Gateway Trust based on a formula that takes into account, among other factors, the relative net assets of each mutual fund portfolio.

The table below shows the amounts received by the trustees for serving as Trustees of the Trusts and for also serving as Trustees of Natixis Funds Trusts and Hansberger International Series during the fiscal year ended September 30, 2013. The table also sets forth, as applicable, pension or retirement benefits accrued as part of Fund expenses, as well as estimated annual retirement benefits:

Compensation Table

For the Fiscal Year Ended September 30, 2013

	Aggregate Compensation from Loomis Sayles Funds I1	Aggregate Compensation from Loomis Sayles Funds II2	Pension or Retirement Benefits Accrued as Part of Fund Expenses	Estimated Annual Benefits Upon Retirement	Total Compensation from the Fund Complex[3]
INDEPENDENT TRUSTEES
Graham T. Allison, Jr.[4]	$12,924	$13,607	$0	$0	$39,750
Charles D. Baker[5]	$58,311	$61,577	$0	$0	$180,000
Daniel M. Cain	$63,152	$66,735	$0	$0	$193,875
Kenneth A. Drucker	$64,776	$68,385	$0	$0	$200,375
Edmond J. English[6]	$46,523	$49,107	$0	$0	$145,250
Wendell J. Knox	$59,935	$63,227	$0	$0	$186,500
Martin T. Meehan	$59,447	$62,713	$0	$0	$185,000
Sandra O. Moose	$107,150	$115,379	$0	$0	$280,000
Erik R. Sirri	$59,447	$62,713	$0	$0	$185,000
Peter J. Smail	$59,447	$62,713	$0	$0	$185,000
Cynthia L. Walker	$59,935	$63,227	$0	$0	$186,500
INTERESTED TRUSTEES
Robert J. Blanding	$0	$0	$0	$0	$0
David L. Giunta	$0	$0	$0	$0	$0
John T. Hailer	$0	$0	$0	$0	$0

[1]	Amounts include payments deferred by trustees for the fiscal year ended September 30, 2013, with respect to Loomis Sayles Funds I. The total amount of deferred compensation accrued for Loomis Sayles Funds I as of September 30, 2013 for the trustees is as follows: Allison $452,703, Cain $388,989, English $47,609, Knox $312,661, Meehan $39,448, Sirri $240,521 and Walker $486,254.
[2]	Amounts include payments deferred by trustees for the fiscal year ended September 30, 2013, with respect to Loomis Sayles Funds II. The total amount of deferred compensation accrued for Loomis Sayles Funds Trust II as of September 30, 2013 for the trustees is as follows: Allison $852,447, Cain $419,219, English $50,250, Knox $323,472, Meehan $41,502, Sirri $249,217 and Walker $476,598.
[3]	Total Compensation represents amounts paid during the fiscal year ended September 30, 2013 to a Trustee for serving on the Board of seven (7) trusts with a total of forty-three (43) funds as of September 30, 2013.
[4]	Mr. Allison retired from the Board effective December 31, 2012.
[5]	Mr. Baker resigned from the Board effective December 31, 2013.
[6]	Mr. English was appointed as a trustee effective January 1, 2013.

The Natixis Funds Trusts, Loomis Sayles Funds Trusts and Hansberger International Series do not provide pension or retirement benefits to trustees, but have adopted a deferred payment arrangement under which each Trustee may elect not to receive fees from the Funds on a current basis but to receive in a subsequent period an amount equal to the value that such fees would have been if they had been invested in a Fund or Funds selected by the Trustee on the normal payment date of such fees.

Code of Ethics. The Trusts, Loomis Sayles and the Distributor each have adopted a code of ethics under Rule 17j-1 of the 1940 Act. These codes of ethics permit the personnel of these entities to invest in securities, including securities that the Funds may purchase or hold. The codes of ethics are on public file with, and are available from, the SEC.

Proxy Voting Policies. The Board of the Funds has adopted the Proxy Voting Policy and Procedures (the “Procedures”) for the voting of proxies for securities held by the Funds. Under the Procedures, the responsibility for voting proxies generally is delegated to Loomis Sayles, the investment adviser. Decisions regarding the voting of proxies shall be made solely in the interest of the Funds and their shareholders. The Adviser shall exercise its fiduciary responsibilities to vote proxies with respect to a Fund’s investments that are managed by that Adviser in a prudent manner in accordance with the Guidelines and the proxy voting policies of the Adviser. Proposals that, in the opinion of the Adviser, are in the best interests of shareholders are generally voted “for” and proposals that, in the judgment of the Adviser, are not in the best interests of shareholders are generally voted “against.” The Adviser is responsible for maintaining certain records and reporting to the Audit Committee of the Trusts in connection with the voting of proxies. Upon request for reasonable periodic review as well as annual reporting to the SEC, the Adviser shall make available to each Fund, or NGAM Advisors, each Fund’s administrator, the records and information maintained by the Adviser under the Procedures.

Loomis Sayles uses the services of third parties (“Proxy Voting Service(s)”), to research and administer the vote on proxies for those accounts and funds for which Loomis Sayles has voting authority. One of Loomis Sayles’ Proxy Voting Services, Glass, Lewis & Company (“Glass Lewis”) provides vote recommendations and/or analysis to Loomis Sayles based on Glass Lewis’ own research. Loomis Sayles will generally follow its express policy with input from Glass Lewis unless Loomis Sayles Proxy Committee (the “Proxy Committee”) determines that the client’s best interests are served by voting otherwise.

All issues presented for shareholder vote will be considered under the oversight of the Proxy Committee. All non-routine issues will be directly considered by the Proxy Committee and, when necessary, the equity analyst following the company and/or the portfolio manager of a Fund holding the security, and will be voted in the best investment interests of the Fund. All routine issues will be voted according to Loomis Sayles’ policy approved by the Proxy Committee unless special factors require that they be considered by the Proxy Committee and, when necessary, the equity analyst following the company and/or the portfolio manager of a Fund holding the security. Loomis Sayles’ Proxy Committee has established these routine policies in what it believes are the best investment interests of Loomis Sayles’ clients.

The specific responsibilities of the Proxy Committee include (1) developing, authorizing, implementing and updating the Procedures, including an annual review of the Procedures, existing voting guidelines and the proxy voting process in general, (2) oversight of the proxy voting process including oversight of the vote on proposals according to the predetermined policies in the voting guidelines, directing the vote on proposals where there is reason not to vote according to the predetermined policies in the voting guidelines or where proposals require special consideration, and consultation with the portfolio managers and analysts for the Fund(s) holding the security when necessary or appropriate and, (3) engagement and oversight of third-party vendors, including Proxy Voting Services.

Loomis Sayles has established several policies to ensure that proxy votes are voted in its clients’ best interest and are not affected by any possible conflicts of interest. First, except in certain limited instances, Loomis Sayles votes in accordance with its pre-determined policies set forth in the Procedures. Second, where these Procedures allow for discretion, Loomis Sayles will generally consider the recommendations of Glass Lewis in making its voting decisions. However, if the Proxy Committee determines that Glass Lewis’ recommendation is not in the best interest of its clients, then the Proxy Committee may use its discretion to vote against Glass Lewis’ recommendation, but only after taking the following steps: (1) conducting a review for any material conflict of interest Loomis Sayles may have and, (2) if any material conflict is found to exist, excluding anyone at Loomis Sayles who is subject to that conflict of interest from participating in the voting decision in any way. However, if deemed necessary or appropriate by the Proxy Committee after full prior disclosure of any conflict, that person may provide information, opinions or recommendations on any proposal to the Proxy Committee. In such event the Proxy Committee will make reasonable efforts to obtain and consider, prior to directing any vote information, opinions or recommendations from or about the opposing position on any proposal.

Information regarding how the Funds voted proxies related to their respective portfolio securities during the 12-month period ended June 30, 2013 is available without charge (i) through the Funds’ website, www.loomissayles.com and (ii) on the SEC’s website at www.sec.gov.

OWNERSHIP OF FUND SHARES

The following table provides information on the principal holders of each Fund. A principal holder is a person who owns of record or beneficially 5% or more of any class of a Fund’s outstanding securities. Information provided in this table is as of January 3, 2014.*

To the extent that any shareholder listed below beneficially owns more than 25% of a Fund, it may be deemed to “control” such Fund within the meaning of the 1940 Act. The effect of such control may be to reduce the ability of other shareholders of the Fund to take actions requiring the affirmative vote of holders of a plurality or majority of the Fund’s shares without the approval of the controlling shareholder.

Fund	Shareholder and Address	Percentage of Shares Held
Loomis Sayles Bond Fund[1]
(Institutional Class Shares)	Charles Schwab & Co. Inc.	34.71%
	San Francisco, CA 94104-4151
	National Financial Services Corp.	15.72%
	Jersey City, NJ 07310-2010
	Morgan Stanley Smith Barney	6.87%
	Jersey City, NJ 07311
	TD Ameritrade Inc.	5.50%
	Omaha, NE 68103-2226
	Merrill Lynch Pierce Fenner & Smith Inc.	5.09%
	Jacksonville, FL 32246-6484
	Pershing LLC	5.02%
	Jersey City, NJ 07399-0001

(Retail Class Shares)	Charles Schwab & Co. Inc.	37.07%
	San Francisco, CA 94104-4151
	National Financial Services Corp.	23.81%
	Jersey City, NJ 07310-2010
	Pershing LLC	12.83%
	Jersey City, NJ 07399-0001
	UBS WM USA	5.34%
	Jersey City, NJ 07310-2055

(Admin Class Shares)	Nationwide Trust Co.	16.90%
	Columbus, OH 43218-2029
	Hartford Life Insurance Co.	13.26%
	Weatogue, CT 06089-9793
	National Financial Services Corp.	11.34%
	Jersey City, NJ 07310-2010
	Reliance Trust Company	7.47%
	Greenwood Village, CO 8011-5002
	Merrill Lynch Pierce Fenner & Smith Inc.	6.21%
	Jacksonville, FL 32246-6484
	Supplemental Income Plan Trust	6.09%
	Boston, MA 02266-8338

Fund	Shareholder and Address	Percentage of Shares Held
(Class N Shares)	New York Life Trust Company	44.43%
	Parsippany, NJ 07054-1007
	ING Life Insurance Company	43.71%
	Hartford, CT 06456-0001
	Great West Trust Company LLC	8.44%
	Greenwood Village, CO 80111-5002

Loomis Sayles Global Bond Fund[2]
(Institutional Class Shares)	Edward D. Jones & Co.	22.93%
	St. Louis, MO 63131-3729
	National Financial Services Corp.	21.81%
	Jersey City, NJ 07310-2010
	Charles Schwab & Co. Inc.	19.88%
	San Francisco, CA 94104-4151
	The Elevator Constructors Annuity & 401K Retirement Plan	5.34%
	Boston, MA 02116-5021

(Retail Class Shares)	Charles Schwab & Co. Inc.	39.18%
	San Francisco, CA 94104-4151
	National Financial Services Corp.	23.78%
	Jersey City, NJ 07310-2010
	Pershing LLC	11.57%
	Jersey City, NJ 07399-0001
(Class N Shares)	NFS LLC	97.41%
	Quincy, MA 02169-0938

Loomis Sayles Small Cap Value Fund
(Institutional Class Shares)	Charles Schwab & Co. Inc.	20.09%
	San Francisco, CA 94104-4151
	Fidelity Investment Institutional Operations Co. Inc.	18.67%
	Covington, KY 41015-1999
	Wells Fargo Bank	8.11%
	Charlotte, NC 28288-1076
	National Financial Services Corp.	5.43%
	Jersey City, NJ 07310-2010

(Admin Class Shares)	Reliance Trust Company	33.67%
	Greenwood Village, CO 80111-5002
	Merrill Lynch Pierce Fenner & Smith Inc.	22.92%
	Jacksonville, FL 32246-6484

Fund	Shareholder and Address	Percentage of Shares Held
(Retail Class Shares)	Charles Schwab & Co. Inc.	32.16%
	San Francisco, CA 94104-4151
	Fidelity Investment Institutional Operations Co. Inc.	21.72%
	Covington, KY 41015-1999
	ING Life Insurance Company	13.03%
	Hartford, CT 06156-0001
	National Financial Services Corp.	12.08%
	Jersey City, NJ 07310-2010
(Class N Shares)	NGAM Advisors, L.P.	100.00%
	Boston, MA 02116-3305

Loomis Sayles Inflation Protected Securities Fund[3]
(Institutional Class Shares)	Charles Schwab & Co. Inc.	34.56%
	San Francisco, CA 94104-4151
	Saxon & Co.	21.35%
	Philadelphia, PA 19182-0001
	Fidelity Investment Institutional Operations Co. Inc.	12.84%
	Covington, KY 41015-1999
	Loomis Sayles Distributors LP	7.20%
	Boston, MA 02111-2647
	Loomis Sayles Trust Co. LLC	5.77%
	Boston, MA 02111-2647
(Retail Class Shares)	National Financial Services Corp.	29.57%
	Jersey City, NJ 07310-2010

Loomis Sayles Intermediate Duration Bond Fund[4]
(Institutional Class Shares)	Curry College	31.48%
	Milton, MA 02186-2395
	TD Ameritrade Inc.	15.07%
	Omaha, NE 68103-2226
	Northern Trust Co.	10.40%
	Chicago, IL 60675-0001
	Charles Schwab & Co. Inc.	9.77%
	San Francisco, CA 94104-4151
	Saxon & Co.	5.35%
	Philadelphia, PA 19182-0001
	Carey & Co.	5.26%
	Columbus, OH 43219-6010
	Youngstown Area Jewish Federation	5.21%
	Youngstown, OH 44504-1314

Fund	Shareholder and Address	Percentage of Shares Held
	Woodlawn Cemetery Permanent Care Fund	5.13%
	Syracuse, NY 13203-1101

(Retail Class Shares)	Churchhill School	39.42%
	New York, NY 10016-8301
	Churchhill School	19.67%
	New York, NY 10016-8301
	National Financial Services Corp.	12.47%
	Jersey City, NJ 07310-2010
	Charles Schwab & Co. Inc.	9.87%
	San Francisco, CA 94104-4151
	Raymond James	7.13%
	St. Petersburg, FL 33716-1100

Loomis Sayles Small Cap Growth Fund[5]
(Institutional Class Shares)	Fidelity Investment Institutional Operations Co. Inc.	25.51%
	Covington, KY 41015-1999
	Charles Schwab & Co. Inc.	22.78%
	San Francisco, CA 94104-4151
	National Financial Services Corp.	10.53%
	Jersey City, NJ 07310-2010

(Retail Class Shares)	Fidelity Investment Institutional Operations Co. Inc.	27.83%
	Covington, KY 41015-1999
	Charles Schwab & Co. Inc.	15.06%
	San Francisco, CA 94104-4151
	National Financial Services Corp.	10.47%
	Jersey City, NJ 07310-2010
	Wilmington Trust	5.73%
	Phoenix, AZ 85072-2129

(Class N Shares)	Fidelity Investments Institutional Operations Co. Inc.	97.86%
	Covington, KY 41015-1999

[1]	As of January 3, 2014, Charles Schwab & Company Inc., San Francisco, CA 94104-4151 owned 37.61% of the Loomis Sayles Bond Fund and therefore may be presumed to “control” the Fund, as that term is defined in the 1940 Act. However, such ownership may be beneficially held by individuals or entities other than Charles Schwab & Company Inc. Charles Schwab & Company Inc. is organized under the laws of California and is wholly-owned by Schwab Holdings, Inc.
[2]	As of January 3, 2014, Charles Schwab & Company Inc., San Francisco, CA 94104-4151 owned 25.80% of the Loomis Sayles Global Bond Fund and therefore may be presumed to “control” the Fund, as that term is defined in the 1940 Act. However, such ownership may be beneficially held by individuals or entities other than Charles Schwab & Company Inc. Charles Schwab & Company Inc. is organized under the laws of California and is wholly-owned by Schwab Holdings, Inc.

[3]	As of January 3, 2014, Charles Schwab & Company Inc., San Francisco, CA 94104-4151 owned 34.56% of the Loomis Sayles Inflation Protected Securities Fund and therefore may be presumed to “control” the Fund, as that term is defined in the 1940 Act. However, such ownership may be beneficially held by individuals or entities other than Charles Schwab & Company Inc. Charles Schwab & Company Inc. is organized under the laws of California and is wholly-owned by Schwab Holdings, Inc.
[4]	As of January 3, 2014, Curry College Milton MA 02186-2395 owned 28.34% of the Loomis Sayles Intermediate Duration Bond Fund and therefore may be presumed to “control” the Fund, as that term is defined in the 1940 Act.
[5]	As of January 3, 2014, Fidelity Investment Institutional Operations Co. Inc., Covington, KY41015-1999 owned 37.16% of the Loomis Sayles Small Cap Growth Fund and therefore may be presumed to “control” the Fund, as that term is defined in the 1940 Act. However, such ownership may be beneficially held by individuals or entities other than Fidelity Investment Institutional Co. Inc.
*	Such ownership may be beneficially held by individuals or entities other than the owner listed. To the extent that any listed shareholder beneficially owns more than 25% of a Fund, it may be deemed to “control” such Fund within the meaning of the 1940 Act. The effect of such control may be to reduce the ability of other shareholders of the Fund to take actions requiring the affirmative vote of holders of a plurality or majority of the Fund’s shares without the approval of the controlling shareholder.

A Fund may experience large redemptions or investments due to transactions in Fund shares by funds of funds, other large shareholders or similarly managed accounts. While it is impossible to predict the overall effect of these transactions over time, there could be an adverse impact on a Fund’s performance. In the event of such redemptions or investments, a Fund could be required to sell securities or to invest cash at a time when it may not otherwise desire to do so. Such transactions may increase a Fund’s brokerage and/or other transaction costs. In addition, when funds of funds or other investors own a substantial portion of a Fund’s shares, a large redemption by a fund of funds could cause actual expenses to increase, or could result in the Fund’s current expenses being allocated over a smaller asset base, leading to an increase in the Fund’s expense ratio. Redemptions of fund shares could also accelerate the realization of taxable capital gains in the Fund if sales of securities result in capital gains. The impact of these transactions is likely to be greater when a fund of funds or other significant investor purchases, redeems, or owns a substantial portion of the Fund’s shares. When possible, a Fund’s Adviser will consider how to minimize these potential adverse effects, and may take such actions as it deems appropriate to address potential adverse effects, including redemption of shares in-kind rather than in cash or carrying out the transactions over a period of time, although there can be no assurance that such actions will be successful.

Management Ownership

As of record on January 3, 2014, the officers and trustees of the Trusts collectively owned less than 1% of the then outstanding shares of the Funds. The amounts include shares held by the Loomis Sayles Employees’ Profit Sharing Plan (the “Profit Sharing Plan”) or the Loomis Sayles Funded Pension Plan (the “Pension Plan”).

As of January 3, 2014, the Profit Sharing Plan owned the following percentages of the outstanding Institutional Class shares of the indicated Funds: 12.00% of the Loomis Sayles Inflation Protected Securities Fund, 1.93% of Loomis Sayles Intermediate Duration Bond Fund, 1.39% of the Loomis Sayles Small Cap Growth Fund, and 3.35% of the Loomis Sayles Small Cap Value Fund.

As of January 3, 2014, the Pension Plan owned the following percentages of the outstanding Institutional Class shares of the indicated Funds: 0.11% of the Loomis Sayles Bond Fund, 0.89% of the Loomis Sayles Small Cap Growth Fund and 1.88% of the Loomis Sayles Small Cap Value Fund.

The trustee of the Pension Plan and Profit Sharing Plan is Charles Schwab Trust Company. The Pension Plan’s Advisory Committee, which is composed of the same individuals listed below as trustees of the Profit Sharing Plan, has the sole voting and investment power with respect to the Pension Plan’s shares. The trustees of the Profit Sharing Plan are John DeBeer, Stephanie Lord, Richard Skaggs, Timothy Hunt, Greg O’Hara, Tom Fahey, John McGraw, Paul Sherba, John Russell, Michael Giles and Kurt Wagner. Except for Timothy Hunt, John DeBeer and John McGraw, each member of the Advisory Committee is an officer and employee of Loomis Sayles. Plan participants are entitled to exercise investment and voting power over shares owned of record by the Profit Sharing Plan. Shares not voted by participants are voted in the same proportion as the shares voted by the voting participants. The address for the Profit Sharing Plan and the Pension Plan is One Financial Center, Boston, MA 02111.

INVESTMENT ADVISORY AND OTHER SERVICES

NGAM Advisors, formed in 1995, is a limited partnership owned by Natixis Global Asset Management, L.P. (“Natixis US”).

Loomis Sayles, located at One Financial Center, Boston, MA 02111, serves as Adviser to the Funds. Loomis Sayles is a subsidiary of Natixis US, which is part of Natixis Global Asset Management. Founded in 1926, Loomis Sayles is one of the oldest investment advisory firms in the United States with over $199.8 billion in assets under management as of December 31, 2013. Loomis Sayles has an extensive internal research staff. Loomis Sayles makes investment decisions for each Fund.

Natixis US is part of Natixis Global Asset Management, an international asset management group based in Paris, France, that is in turn owned by Natixis, a French investment banking and financial services firm. Natixis is owned by BPCE, France’s second largest banking group. BPCE is owned by banks comprising two autonomous and complementary retail banking networks consisting of the Caisse d’Epargne regional savings banks and the Banque Populaire regional cooperative banks. An affiliate of the French government is an investor in non-voting securities of BPCE and has limited, non-controlling representation on the supervisory board of BPCE as well as the right to convert certain shares into common equity of BPCE at a future time. The registered address of Natixis is 30, avenue Pierre Mendès France, 75013 Paris, France. The registered address of BPCE is 50, avenue Pierre Mendès France, 75013 Paris, France.

The 13 principal subsidiary or affiliated asset management firms of Natixis US collectively had over $419 billion in assets under management or administration as of December 31, 2013.

Advisory Agreements. Each Fund’s advisory agreement with Loomis Sayles provides that the Adviser will furnish or pay the expenses of the applicable Fund for office space, facilities and equipment, services of executive and other personnel of the Trusts and certain administrative services. The Adviser is responsible for obtaining and evaluating such economic, statistical and financial data and information and performing such additional research as is necessary to manage each Fund’s assets in accordance with its investment objectives and policies. For these services, the advisory agreements provide that each Fund shall pay Loomis Sayles a monthly investment advisory fee at the following annual percentage rates of the particular Fund’s average daily net assets:

Fund	Rate
Loomis Sayles Bond Fund	0.60% 0.50% 0.49%	of the first $3 billion of the next $12 billion thereafter
Loomis Sayles Global Bond Fund	0.60% 0.50% 0.48% 0.45% 0.40%	of the first $1 billion of the next $1 billion of the next $3 billion of the next $5 billion thereafter
Loomis Sayles Inflation Protected Securities Fund	0.25%
Loomis Sayles Intermediate Duration Bond Fund	0.25%
Loomis Sayles Small Cap Growth Fund	0.75%
Loomis Sayles Small Cap Value Fund	0.75%

Each Fund pays all expenses not borne by the Adviser including, but not limited to, the charges and expenses of the Funds’ custodian and transfer agent, independent registered public accounting firm, legal counsel for the Funds, legal counsel for the Trusts’ Independent Trustees, 12b-1 fees, all brokerage commissions and transfer taxes in connection with portfolio transactions, all taxes and filing fees, litigation and other extraordinary expenses, the fees and expenses for registration or qualification of its shares under federal and state securities laws, all expenses of shareholders’ and trustees’ meetings, cost of preparing, printing and mailing reports to shareholders, and the compensation of trustees who are not directors, officers or employees of the Funds’ Adviser, or its affiliates, other than affiliated registered investment companies. (See the section “Description of the Trusts.”)

Each advisory agreement provides that it will continue in effect for two years from its date of execution and thereafter from year to year if its continuance is approved at least annually (i) by the Board of the relevant Trust or by vote of a majority of the outstanding voting securities of the Fund and (ii) by vote of a majority of the Independent Trustees, cast in person at a meeting called for the purpose of voting on such approval.

Each advisory agreement may be terminated without penalty by vote of the Board of the relevant Trust or by vote of a majority of the outstanding voting securities of the Fund, upon 60 days’ written notice, or by the Funds’ Adviser upon 90 days’ written notice, and each terminates automatically in the event of its assignment (as defined in the 1940 Act).

Each advisory agreement provides that Loomis Sayles shall not be subject to any liability in connection with the performance of its services thereunder in the absence of willful misfeasance, bad faith, gross negligence or reckless disregard of its obligations and duties.

During the periods shown below, pursuant to the advisory agreements described above, Loomis Sayles received the following amounts of investment advisory fees from each Fund (before fee waivers and expense assumptions) and bore the following amounts of fee waivers for each Fund.

	Fiscal Year Ended 9/30/11		Fiscal Year Ended 9/30/12		Fiscal Year Ended 9/30/13
	Advisory Fees	Fee Waivers	Advisory Fees	Fee Waivers	Advisory Fees	Fee Waivers
Loomis Sayles Bond Fund	$102,796,662	—	$105,569,390	—	$113,962,927	—	*
Loomis Sayles Global Bond Fund	$12,693,632	—	$12,559,060	—	$13,742,112	—	*

	Fiscal Year Ended 9/30/11			Fiscal Year Ended 9/30/12			Fiscal Year Ended 9/30/13
	Advisory Fees	Fee Waivers		Advisory Fees	Fee Waivers		Advisory Fees	Fee Waivers
Loomis Sayles Inflation Protected Securities Fund	$46,037	$46,037	*	$69,777	$69,777	*	$61,735	$61,735	*
Loomis Sayles Intermediate Duration Bond Fund	$138,561	$90,920	*	$181,648	$71,950	*	$206,687	$59,916	*
Loomis Sayles Small Cap Growth Fund	$1,692,500	—	*	$4,191,200	—	*	$6,846,564	—
Loomis Sayles Small Cap Value Fund	$7,809,927	—	*	$7,351,125	—	*	$8,140,092	—	*

*	In addition to the waiver of management fees, class level and other expenses have been reimbursed as indicated below.

The table below shows expenses of the Funds that were reimbursed for the fiscal years ended September 30, 2011, September 30, 2012 and September 30, 2013.

Fund	Fiscal Year Ended 9/30/11	Fiscal Year Ended 9/30/12	Fiscal Year Ended 9/30/13
Loomis Sayles Bond Fund	—	—	$132
Loomis Sayles Global Bond Fund	—	—	$495,527
Loomis Sayles Inflation Protected Securities Fund	$78,804	$58,946	$66,732
Loomis Sayles Intermediate Duration Bond Fund	$4,253	$7,884	$8,519
Loomis Sayles Small Cap Growth Fund	$27,094	$60,902	—
Loomis Sayles Small Cap Value Fund	$551,088	$329,939	$373,920

Loomis Sayles has given a binding contractual undertaking (for all classes of the Funds in the table below) to waive the advisory fees and, if necessary, to reimburse certain expenses related to operating the Funds in order to limit their expenses, exclusive of acquired fund fees and expenses, brokerage expenses, interest expense, taxes and organizational and extraordinary expenses, such as litigation and indemnification expenses, to the annual rates indicated below. The undertaking is in effect through January 31, 2015 and will be reevaluated on an annual basis, thereafter, subject to the obligation of each applicable Fund to repay such waived/reimbursed fees or expenses in later periods to the extent that a class’s expenses fall below the expense limit. Loomis Sayles will be permitted to recover, on a class-by-class basis, expenses it has borne to the extent that the Funds’ expenses in later periods fall below the annual rates set forth in the undertaking. However, Loomis Sayles will not be entitled to recover any such waived/reimbursed fees more than one year after the end of the fiscal year in which the fee/expense was waived/reimbursed.

Fund	Expense Limit	Date of Undertaking
Loomis Sayles Bond Fund		February 1, 2014
Institutional Class	0.70%
Retail Class	0.95%
Admin Class	1.20%
Class N	0.65%
Loomis Sayles Global Bond Fund		February 1, 2014
Institutional Class	0.75%
Retail Class	1.00%
Class N	0.70%
Loomis Sayles Inflation Protected Securities Fund		February 1, 2014
Institutional Class	0.40%
Retail Class	0.65%
Loomis Sayles Intermediate Duration Bond Fund		February 1, 2014
Institutional Class	0.40%
Retail Class	0.65%
Loomis Sayles Small Cap Growth Fund		February 1, 2014
Institutional Class	1.00%
Retail Class	1.25%
Class N	0.95%
Loomis Sayles Small Cap Value Fund		February 1, 2014
Institutional Class	0.90%
Retail Class	1.15%
Admin Class	1.40%
Class N	0.85%

In addition to serving as investment adviser to each series of the Trusts, Loomis Sayles also acts as investment adviser to certain series of Natixis Funds Trust I and Natixis Funds Trust II, each a registered open-end management investment company. Loomis Sayles also serves as subadviser to a number of other open-end management companies and provides investment advice to numerous other corporate and fiduciary clients.

Distribution Agreements and Rule 12b-1 Plans. Under separate agreements with the Funds, the Distributor serves as the principal distributor of each class of shares of the Funds. The Distributor’s principal business address is 399 Boylston Street, Boston, MA 02116. Under these agreements (each a “Distribution Agreement”) the Distributor conducts a continuous offering and is not obligated to sell a specific number of shares. The Distributor bears the cost of making information about the Funds available through advertising and other means and the cost of printing and mailing Prospectuses to persons other than shareholders. Each Fund pays the cost of registering and qualifying its shares under state and federal securities laws and distributing the Prospectuses to existing shareholders. The Distributor currently is paid a fee for serving as Distributor for the Loomis Sayles Bond Fund, Loomis Sayles Global Bond Fund, Loomis Sayles Inflation Protected Securities Fund, Loomis Sayles Intermediate Duration Bond Fund, Loomis Sayles Small Cap Growth Fund and Loomis Sayles Small Cap Value Fund.

The Distributor is paid by each Fund the service and distribution fees described in the applicable Prospectus. The SEC is of the view that dealers receiving all or substantially all of the sales charge may be deemed underwriters of a fund’s shares.

As described in their Prospectuses, the Loomis Sayles Bond Fund, Loomis Sayles Global Bond Fund, Loomis Sayles Inflation Protected Securities Fund, Loomis Sayles Intermediate Duration Bond Fund, Loomis Sayles Small Cap Growth Fund and Loomis Sayles Small Cap Value Fund have adopted Rule 12b-1 plans (“Plans”) for their Retail Class shares and with respect to the Loomis Sayles Bond Fund and Loomis Sayles Small Cap Value Fund, their Admin Class shares. Class N shares have no such plans. The Plans, among other things, permit the Retail and Admin Classes to pay the Distributor monthly fees, at annual rates not exceeding 0.25% of the assets of the Retail Class and Admin Class as compensation for its services as principal underwriter of the shares of such class. Some Funds’ classes may pay the Distributor monthly fees of less than 0.25% of the relevant Class’s assets.

Pursuant to Rule 12b-1 under the 1940 Act, each Plan (together with the Distribution Agreements) was approved by the relevant Trust’s Board, including a majority of the trustees who are not interested persons of the Trusts (as defined in the 1940 Act) and who have no direct or indirect financial interest in the operations of the Plan or the Distribution Agreements. Under these Plans, intermediaries providing shareholder servicing and/or account maintenance services for the benefit of retirement plan record keeping investors and/or “no transaction fee” or wrap program investors may be eligible to receive Admin Class share payments. Payments under these Plans also may be made for activities such as advertising, printing, and mailing the Prospectuses to persons who are not current shareholders, compensation to underwriters, compensation to broker-dealers, compensation to sales personnel, and interest, carrying, or other financing charges.

Each Plan may be terminated by vote of a majority of the Independent Trustees, or by vote of a majority of the outstanding voting securities of the relevant class of shares of the relevant Fund. Each Plan may be amended by vote of the relevant trustees, including a majority of the relevant Independent Trustees, cast in person at a meeting called for that purpose. Any change in any Plan that would materially increase the fees payable thereunder by the relevant Class of shares of the relevant Fund requires approval by a vote of the holders of a majority of such shares outstanding. The Trusts’ trustees review quarterly a written report of such costs and the purposes for which such costs have been incurred. For so long as a Plan is in effect, selection and nomination of those trustees who are Independent Trustees of the relevant Trust shall be committed to the discretion of such Trustees.

The Distribution Agreements and the Plans will continue in effect for successive one-year periods, provided that each such continuance is specifically approved (i) by the vote of a majority of the Independent Trustees and (ii) by the vote of a majority of the entire Board cast in person at a meeting called for that purpose or by a vote of a majority of the outstanding securities of a Fund (or the relevant class, in the case of the Plans).

The following table provides information on the amount of fees paid by each of the Funds under these Plans during the past three fiscal years:

Fund	Fiscal Year Ended 9/30/11	Fiscal Year Ended 9/30/12	Fiscal Year Ended 9/30/13
Loomis Sayles Bond Fund
Retail Class	$20,842,085	$20,973,786	$21,925,292
Admin Class	$1,343,762	$1,411,644	$1,445,538
TOTAL	$22,185,847	$22,385,430	$23,370,830
Loomis Sayles Global Bond Fund
Retail Class	$2,510,114	$2,433,025	$2,298,941
TOTAL	$2,510,114	$2,433,025	$2,298,941
Loomis Sayles Inflation Protected Securities Fund
Retail Class	$1,506	$5,943	$8,234
TOTAL	$1,506	$5,943	$8,234
Loomis Sayles Intermediate Duration Bond Fund
Retail Class	$3,358	$8,945	$15,385
TOTAL	$3,358	$8,945	$15,385
Loomis Sayles Small Cap Growth Fund
Retail Class	$284,823	$465,283	$518,764
TOTAL	$284,823	$465,283	$518,764
Loomis Sayles Small Cap Value Fund
Retail Class	$1,073,681	$913,805	$925,527
Admin Class	$410,942	$356,254	$349,184
TOTAL	$1,484,623	$1,270,059	$1,274,711

During the fiscal year ended September 30, 2013, the Distributor used the Rule 12b-1 fees paid by the Funds under the Plans as follows:

Fund	Compensation to Broker- Dealers	Retained by the Distributor	Total
Loomis Sayles Bond Fund	$23,370,852	$22	$23,370,830
Loomis Sayles Global Bond Fund	$2,298,940	$0	$2,298,940
Loomis Sayles Inflation Protected Securities Fund	$8,234	$0	$8,234
Loomis Sayles Intermediate Duration Bond Fund	$15,385	$0	$15,385
Loomis Sayles Small Cap Growth Fund	$518,764	$0	$518,764
Loomis Sayles Small Cap Value Fund	$1,274,711	$0	$1,274,711

The Funds may pay fees to intermediaries such as banks, broker-dealers, financial advisers or other financial institutions for sub-administration, sub-transfer agency and other services, including, but not limited to, recordkeeping, shareholder or participant reporting or shareholder or participant recordkeeping (“recordkeeping and processing-related services”) associated with shareholders whose shares are held of record in omnibus, other group accounts (for example, 401(k) plans) or accounts traded through registered securities clearing agents. These fees are paid directly or indirectly by the Funds (with the exception of Class N shares, which do not bear such expenses) in light of the fact that other costs may be avoided by the Funds where the intermediary, not the Funds’ service providers, provides shareholder services to Fund shareholders. The intermediary may impose other account or service charges directly on account holders or participants. In addition, depending on the arrangements, the Funds’ advisers and/or Distributor or their affiliates may, out of their own resources, compensate such financial intermediaries or their agents directly or indirectly for such recordkeeping and processing-related services. Such payments will not be made with respect to Class N shares. The services provided and related payments vary from firm to firm.

The Adviser and its affiliates may, out of their own resources, make additional payments to financial intermediaries who sell shares of the Funds. Such payments and compensation are in addition to any fees paid or reimbursed by the Funds. These payments may include: (i) additional compensation with respect to the sale and/or servicing of Institutional Class and Retail Class shares, (ii) payments based upon various factors described below and (iii) financial assistance programs to firms who sell or arrange for the sale of Fund shares including, but not limited to, remuneration for: the firm’s internal sales contests and incentive programs, marketing and sales fees, expenses related to advertising or promotional activity and events and shareholder record keeping or miscellaneous administrative services. From its own profits and resources, the Adviser may, from time to time, make payments to qualified wholesalers, registered financial institutions and third-party marketers for marketing support services and/or retention of assets. Among others, the Adviser has agreed to make such payments for marketing support services to AXA Advisors, LLC. In addition to marketing and/or financial support payments described above, payment for travel, lodging and related expenses may be provided for attendance at Fund seminars and conferences, e.g., due diligence meetings held for training and educational purposes. The Adviser intends that the payment of these concessions and any other compensation offered will conform with state and federal laws and the rules of any self-regulatory organization, such as the Financial Industry Regulatory Authority (“FINRA”). The participation of such firms in financial assistance programs is at the discretion of the firm and the Adviser. The payments described in (iii) above may be based on sales (generally 0.10% of gross sales) or the amount of assets a financial intermediary’s clients have invested in the Funds (at annual rates generally ranging from 0.03% to 0.35% of the value of the clients’ shares). The actual payment rates to a financial intermediary will depend upon how the particular arrangement is structured (e.g., solely asset-based fees, solely sales-based fees or a combination of both) and other factors such as the length of time assets have remained invested in the Funds, redemption rates and the willingness of the financial intermediary to provide access to its representatives for educational and marketing purposes. The payments to financial intermediaries described in this section and elsewhere in this Statement, which may be significant to the financial intermediaries, may create an incentive for a financial intermediary or its representatives to recommend or sell shares of a particular Fund or shares class over other mutual funds or share classes. Additionally, these payments may result in the Fund’s inclusion on a sales list, including a preferred or select sales list, or in other sales programs. Investors should contact their financial representative for details about the payment the financial intermediaries may receive.

Other Services. NGAM Advisors performs certain accounting and administrative services for the Funds, pursuant to an Administrative Services Agreement dated January 1, 2005, as amended from time to time (the “Administrative Agreement”). Under the Administrative Agreement, NGAM Advisors provides the following services to the Funds: (i) personnel that perform bookkeeping, accounting, internal auditing and financial reporting functions and clerical functions relating to the Funds, (ii) services required in connection with the preparation of registration statements and prospectuses, registration of shares in various states, shareholder reports and notices, proxy solicitation material furnished to shareholders of the Funds or regulatory authorities and reports and questionnaires for SEC compliance, and (iii) the various registrations and filings required by various regulatory authorities.

For the fiscal years ended September 30, 2011, September 30, 2012 and September 30, 2013, pursuant to the Administrative Agreement between NGAM Advisors and the Trusts, NGAM Advisors received the following fees from the Funds for administrative services:

	Fiscal Year Ended September 30, 2011	Fiscal Year Ended September 30, 2012	Fiscal Year Ended September 30, 2013
Fund	Fee	Fee	Fee
Loomis Sayles Bond Fund	$9,320,327	$9,397,085	$9,882,130
Loomis Sayles Global Bond Fund	$1,093,055	$1,059,316	$1,137,540
Loomis Sayles Inflation Protected Securities Fund	$8,545	$12,742	$10,926
Loomis Sayles Intermediate Duration Bond Fund	$25,743	$33,105	$36,572
Loomis Sayles Small Cap Growth Fund	$104,735	$253,968	$403,822
Loomis Sayles Small Cap Value Fund	$483,829	$446,654	$480,091

Custodial Arrangements. State Street Bank and Trust Company (“State Street Bank”), One Lincoln Street, Boston, MA 02111, serves as the custodian for the Trusts. As such, State Street Bank holds in safekeeping certificated securities and cash belonging to each Fund and, in such capacity, is the registered owner of securities in book-entry form belonging to each Fund. Upon instruction, State Street Bank receives and delivers cash and securities of each Fund in connection with Fund transactions and collects all dividends and other distributions made with respect to Fund portfolio securities. State Street Bank also maintains certain accounts and records of the Trusts and calculates the total NAV, total net income and NAV per share of each Fund on a daily basis.

Transfer Agency Services. Pursuant to contracts between the Trusts, on behalf of each Fund, and Boston Financial Data Services, Inc. (“Boston Financial”), whose principal business address is 2000 Crown Colony Drive, Quincy, MA 02169, Boston Financial acts as shareholder servicing and transfer agent for the Funds and is responsible for services in connection with the establishment, maintenance and recording of shareholder accounts, including all related tax and other reporting requirements and the implementation of investment and redemption arrangements offered in connection with the sale of the Funds’ shares.

Independent Registered Public Accounting Firm. The Trusts’ independent registered public accounting firm is PricewaterhouseCoopers, LLP, 125 High Street, Boston, Massachusetts 02110. The independent registered public accounting firm conducts an annual audit of each Fund’s financial statements, assists in the review of federal and state income tax returns and consults with the Trusts as to matters of accounting and federal and state income taxation. The financial highlights in the Prospectuses for the Funds, and the financial statements contained in the Funds’ annual reports for the year ended September 30, 2013 and incorporated by reference into this Statement, have been so included in reliance on the reports of the Trusts’ independent registered public accounting firm, given on the authority of said firm as experts in auditing and accounting.

Counsel to the Funds. Ropes & Gray LLP, located at Prudential Tower, 800 Boylston Street, Boston, MA 02199, serves as counsel to the Funds.

PORTFOLIO MANAGEMENT INFORMATION

Portfolio Managers’ Management of Other Accounts

As of September 30, 2013, the portfolio managers of the Funds managed other accounts in addition to managing one or more of the Funds. The following table provides information on the other accounts managed by each portfolio manager.

	Registered Investment Companies				Other Pooled Investment Vehicles				Other Accounts
	Other Accounts Managed		Advisory Fee is Based on Performance		Other Accounts Managed		Advisory Fee is Based on Performance		Other Accounts Managed		Advisory Fee is Based on Performance
Name of Portfolio Manager	# of Accts	Total Assets	# of Accts	Total Assets	# of Accts	Total Assets	# of Accts	Total Assets	# of Accts	Total Assets	# of Accts	Total Assets
Kenneth M. Buntrock	3	$2.5 billion	0	$0	28	$7.0 billion	1	$299.1 million	80	$22.8 billion	9	$2.6 billion
Mark F. Burns	3	$1.8 billion	0	$0	2	$22.2 million	0	$0	27	$453.6 million	0	$0
Matthew J. Eagan	17	$53.4 billion	0	$0	20	$9.7 billion	1	$1.0 billion	160	$21.0 billion	5	$696.8 million
Daniel J. Fuss	15	$53.8 billion	0	$0	4	$2.4 billion	0	$0	160	$20.9 billion	2	$372.9 million
Joseph R. Gatz	4	$1.9 billion	0	$0	2	$140.3 million	1	$35.5 million	66	$2.2 billion	0	$0
Christopher T. Harms	2	$758.3 million	0	$0	3	$359.0 million	0	$0	141	$8.9 billion	0	$0
Elaine Kan	2	$38.6 million	0	$0	1	$3.1 million	0	$0	4	$8.1 million	0	$0
Kevin P. Kearns	7	$1.8 billion	0	$0	7	$1.9 billion	3	$1.0 billion	39	$7.8 billion	3	$324.1 million
Maura T. Murphy	3	$61.7 million	0	$0	1	$32.1 million	0	$0	11	$8.9 million	0	$0
David W. Rolley	5	$2.9 billion	0	$0	37	$7.5 billion	1	$299.1 million	84	$22.8 billion	9	$2.6 billion
Clifton V. Rowe	4	$1.8 billion	0	$0	4	$538.2 million	0	$0	136	$9.1 billion	0	$0
Jeffrey Schwartz	4	$1.9 billion	0	$0	2	$140.3 million	1	$35.5 million	73	$2.2 billion	0	$0

	Registered Investment Companies				Other Pooled Investment Vehicles				Other Accounts
	Other Accounts Managed		Advisory Fee is Based on Performance		Other Accounts Managed		Advisory Fee is Based on Performance		Other Accounts Managed		Advisory Fee is Based on Performance
Name of Portfolio Manager	# of Accts	Total Assets	# of Accts	Total Assets	# of Accts	Total Assets	# of Accts	Total Assets	# of Accts	Total Assets	# of Accts	Total Assets
Lynda L. Schweitzer	3	$2.5 billion	0	$0	28	$7.0 billion	1	$299.1 million	76	$22.8 billion	9	$2.6 billion
John J. Slavik	3	$1.8 billion	0	$0	2	$22.2 million	0	$0	26	$453.0 million	0	$0
Elaine M. Stokes	13	$51.7 billion	0	$0	15	$7.3 billion	0	$0	157	$20.9 billion	2	$372.9 million
Kurt L. Wagner	3	$1.2 billion	0	$0	5	$418.3 million	0	$0	152	$10.1 billion	2	$5.0 billion

Material Conflicts of Interest

Conflicts of interest may arise in the allocation of investment opportunities and the allocation of aggregated orders among the Funds and other accounts managed by the portfolio managers. A portfolio manager potentially could give favorable treatment to some accounts for a variety of reasons, including favoring larger accounts, accounts that pay higher fees, accounts that pay performance-based fees, accounts of affiliated companies and accounts in which the portfolio manager has an interest. Such favorable treatment could lead to more favorable investment opportunities or allocations for some accounts. Loomis Sayles makes investment decisions for all accounts (including institutional accounts, mutual funds, hedge funds and affiliated accounts) based on each account’s availability of other comparable investment opportunities and Loomis Sayles’ desire to treat all accounts fairly and equitably over time. Loomis Sayles maintains trade allocation and aggregation policies and procedures to address these potential conflicts. Conflicts of interest also may arise to the extent a portfolio manager short sells a stock in one client account but holds that stock long in other accounts, including the Funds, or sells a stock for some accounts while buying the stock for others, and through the use of “soft dollar arrangements,” which are discussed in the section “Portfolio Transactions and Brokerage.”

Portfolio Managers’ Compensation

The following describes the structure of, and the method used to determine, the compensation of each of the above-listed portfolio managers as of September 30, 2013.

Loomis Sayles believes that portfolio manager compensation should be driven primarily by the delivery of consistent and superior long-term performance for its clients. Portfolio manager compensation is made up primarily of three main components: base salary, variable compensation and a long-term incentive program. Although portfolio manager compensation is not directly tied to assets under management, a portfolio manager’s base salary and/or variable compensation potential may reflect the amount of assets for which the manager is responsible relative to other portfolio managers. Loomis Sayles also offers a profit sharing plan. Base salary is a fixed amount based on a combination of factors, including industry experience, firm experience, job performance and market considerations. Variable compensation is an incentive-based component and generally represents a significant multiple of base salary. Variable compensation is based on four factors: investment performance, profit growth of the firm, profit growth of the manager’s business unit and team commitment. Investment performance is the primary component of total variable compensation and generally represents at least 60% of the total for fixed income managers and 70% for equity managers. The other three factors are used to determine the remainder of variable compensation, subject to the discretion of the Chief Investment Officer (“CIO”) and senior management. The CIO and senior management evaluate these other factors annually.

Equity Managers

While mutual fund performance and asset size do not directly contribute to the compensation calculation, investment performance for equity managers is measured by comparing the performance of Loomis Sayles’ institutional composites to the performance of the applicable Morningstar peer group and/or the Lipper universe. Generally speaking the performance of the respective product’s fund is compared against the applicable Morningstar peer group and/or the Lipper universe. If the majority of the assets in the product are contained in the mutual fund that comparison will drive compensation. To the extent the majority of assets managed in the fund strategy are for institutional separate accounts, the Evestment Alliance institutional peer group will also be used as an additional comparison. In situations where substantially all of the assets for the strategy are institutional, the institutional peer group will be used as the primary method of comparison. A manager’s performance relative to the peer group for the 1, 3 and 5 year periods (or since the start of the manager’s tenure, if shorter) is used to calculate the amount of variable compensation payable due to performance. The 1 year may be eliminated for some products. Longer-term performance (3 and 5 years or since the start of the manager’s tenure, if shorter) combined is weighted more than shorter-term performance (1 year). In addition, effective 2013, the performance measurement for equity compensation will incorporate a consistency metric using longer term (3, 5, etc.) rolling excess return compared to peer group over a sustained measurement period (5, 7, etc. years). The exact method may be adjusted to a product’s particular style. If a manager is responsible for more than one product, the rankings of each product are weighted based on either relative revenue or asset size of accounts represented in each product. An external benchmark is used as a secondary comparison. The external benchmark used for the investment style utilized for each equity fund is noted in the table below:

FUND	MANAGER BENCHMARK
Loomis Sayles Small Cap Value Fund	Russell 2000 Value Index

Loomis Sayles Small Cap Growth Fund	Russell 2000 Growth Index

Loomis Sayles also uses either institutional peer groups as a point of comparison for equity manager performance Morningstar universe and/or the Lipper universe. In cases where the institutional peer groups are used, Loomis Sayles believes they represent the most competitive product universe while closely matching the investment styles offered by the Loomis Sayles fund.

Fixed-Income Managers

While mutual fund performance and asset size do not directly contribute to the compensation calculation, investment performance for fixed-income managers is measured by comparing the performance of Loomis Sayles’ institutional composite (pre-tax and net of fees) in the manager’s style to the performance of an external benchmark and a customized peer group. The external benchmark used for the investment style utilized by each fixed-income fund is noted in the table below:

FUND	MANAGER BENCHMARK
Loomis Sayles Bond Fund	Barclays U.S. Government/Credit Index

Loomis Sayles Global Bond Fund	Barclays Global Aggregate Bond Index

Loomis Sayles Inflation Protected Securities Fund	Barclays U.S. TIPs Index

Loomis Sayles Intermediate Duration Bond Fund	Barclays U.S. Intermediate Government/Credit Bond Index

The customized peer group is created by Loomis Sayles and is made up of institutional managers in the particular investment style. A manager’s relative performance for the past five years, or seven years for some products, is used to calculate the amount of variable compensation payable due to performance. To ensure consistency, Loomis Sayles analyzes the five or seven year performance on a rolling three year basis. If a manager is responsible for more than one product, the rankings of each product are weighted based on relative revenue size of accounts represented in each product.

Loomis Sayles uses both an external benchmark and a customized peer group as a point of comparison for fixed-income manager performance because it believes they represent an appropriate combination of the competitive fixed-income product universe and the investment styles offered by Loomis Sayles.

Mr. Fuss’s compensation is also based on his overall contributions to Loomis Sayles in his various roles as Senior Portfolio Manager, Vice Chairman and Director. As a result of these factors, the contribution of investment performance to Mr. Fuss’ total variable compensation may be significantly lower than the percentage reflected above.

Messrs. Eagan and Kearns also serve as portfolio managers to certain private investment funds managed by Loomis Sayles, and may receive additional compensation based on his investment activities for each of those funds.

General

Mutual funds are not included in Loomis Sayles’ composites, so unlike other managed accounts, fund performance and asset size do not directly contribute to this calculation. However, each fund managed by Loomis Sayles employs strategies endorsed by Loomis Sayles and fits into the product category for the relevant investment style. Loomis Sayles may adjust compensation if there is significant dispersion among the returns of the composite and accounts not included in the composite.

Loomis Sayles has developed and implemented two distinct long-term incentive plans to attract and retain investment talent. The plans supplement existing compensation. The first plan has several important components distinguishing it from traditional equity ownership plans:

•	the plan grants units that entitle participants to an annual payment based on a percentage of company earnings above an established threshold;

•	upon retirement, a participant will receive a multi-year payout for his or her vested units; and

•	participation is contingent upon signing an award agreement, which includes a non-compete covenant.

The second plan is similarly constructed although the participants’ annual participation in company earnings is deferred for two years from the time of award and is only payable if the portfolio manager remains at Loomis Sayles. In this plan, there is no post-retirement payments or non-compete covenants.

Senior management expects that the variable compensation portion of overall compensation will continue to remain the largest source of income for those investment professionals included in the plan. The plan is initially offered to portfolio managers and over time the scope of eligibility is likely to widen. Management has full discretion on what units are issued and to whom.

Portfolio managers also participate in the Loomis Sayles profit sharing plan, in which Loomis Sayles makes a contribution to the retirement plan of each employee based on a percentage of base salary (up to a maximum amount). The portfolio managers also participate in the Loomis Sayles defined benefit pension plan, which applies to all Loomis Sayles employees who joined the firm prior to May 3, 2003. The defined benefit is based on years of service and base compensation (up to a maximum amount).

Portfolio Managers’ Ownership of Fund Shares

As of September 30, 2013, the portfolio managers had the following ownership in the Funds:

Name of Portfolio Manager	Fund(s) Managed	Dollar Range of Equity Securities Invested*
Kenneth M. Buntrock	Loomis Sayles Global Bond Fund	E

Mark F. Burns	Loomis Sayles Small Cap Growth Fund	F

Matthew J. Eagan	Loomis Sayles Bond Fund	F

Daniel J. Fuss	Loomis Sayles Bond Fund	G

Joseph R. Gatz	Loomis Sayles Small Cap Value Fund	F

Christopher T. Harms	Loomis Sayles Intermediate Duration Bond Fund	C

Elaine Kan	Loomis Sayles Inflation Protected Securities Fund	D

Kevin P. Kearns	Loomis Sayles Inflation Protected Securities Fund	A

Maura T. Murphy	Loomis Sayles Inflation Protected Securities Fund	A

David W. Rolley	Loomis Sayles Global Bond Fund	F

Clifton V. Rowe	Loomis Sayles Intermediate Duration Bond Fund	E

Jeffrey Schwartz	Loomis Sayles Small Cap Value Fund	C

Lynda L. Schweitzer	Loomis Sayles Global Bond Fund	E

John J. Slavik	Loomis Sayles Small Cap Growth Fund	E

Elaine M. Stokes	Loomis Sayles Bond Fund	G

Kurt L. Wagner	Loomis Sayles Intermediate Duration Bond Fund	C

* A. None	E. $100,001 - $500,000
B. $1 - 10,000	F. $500,001 - $1,000,000
C. $10,001 - $50,000	G. over $1,000,000
D. $50,001 - $100,000

There are various reasons why a portfolio manager may not own shares of the Fund he or she manages. One reason is that the Fund’s investment objectives and strategies may not match those of the portfolio manager. Administrative reasons (such as facilitating compliance with an adviser’s code of ethics) also may explain why a portfolio manager has chosen not to invest in the Funds.

Allocation of Investment Opportunity among Natixis Funds Trust and Loomis Sayles Funds Trusts and Other Investors Managed by the Adviser; Cross Relationships of Officers and Trustees

Loomis Sayles has organized its business into two investment groups: the Fixed-Income Group and the Equity Group. The Fixed-Income Group and the Equity Group make investment decisions for the funds managed by Loomis Sayles. The groups make investment decisions independently of one another. These groups also have responsibility for the management of other client portfolios. The other investment companies and clients served by Loomis Sayles’ investment platforms sometimes invest in securities in which the funds (or segments thereof) advised or subadvised by Loomis Sayles also invest. If one of these funds and such other clients advised or subadvised by the same investment group of Loomis Sayles desire to buy or sell the same portfolio securities at or about the same time, the respective group allocates purchases and sales, to the extent practicable, on a pro rata basis in proportion to the amount desired to be purchased or sold for each fund or client advised or subadvised by that investment group. It is recognized that in some cases the practices described in this paragraph could have a detrimental effect on the price or amount of the securities which each of the funds purchases or sells. In other cases, however, it is believed that these practices may benefit the relevant Fund.

PORTFOLIO TRANSACTIONS AND BROKERAGE

In placing orders for the purchase and sale of equity securities, Loomis Sayles selects only brokers that it believes are financially responsible, will provide efficient and effective services in executing, clearing and settling an order and will charge commission rates that, when combined with the quality of the foregoing services, will produce the best price and execution for the transaction. This does not necessarily mean that the lowest available brokerage commission will be paid. However, the commissions are believed to be competitive with generally prevailing rates. Loomis Sayles will use its best efforts to obtain information as to the general level of commission rates being charged by the brokerage community from time to time and will evaluate the overall reasonableness of brokerage commissions paid on transactions by reference to such data. In making such evaluation, all factors affecting liquidity and execution of the order, as well as the amount of the capital commitment by the broker in connection with the order, are taken into account. Loomis Sayles may place orders for the Funds which, combined with orders for its other clients, may impact the price of the relevant security. This could cause the Funds to obtain a worse price on the transaction than would otherwise be the case if the orders were placed in smaller amounts or spread out over a longer period of time.

Subject to the overriding objective of obtaining the best possible execution of orders, the Adviser may allocate brokerage transactions to affiliated brokers. Any such transactions will comply with Rule 17e-1 under the 1940 Act. In order for the affiliated broker to effect portfolio transactions for the Funds, the commissions, fees or other remuneration received by the affiliated broker must be reasonable and fair compared to the commissions, fees and other remuneration paid to other brokers in connection with comparable transactions involving similar securities being purchased or sold on a securities exchange during a comparable period. Furthermore, each Trust’s Board, including a majority of the Independent Trustees, have adopted procedures that are reasonably designed to provide that any commissions, fees or other remuneration paid to an affiliated broker are consistent with the foregoing standard.

Generally, Loomis Sayles seeks to obtain quality executions at favorable security prices and at competitive commission rates, where applicable, through brokers and dealers who, in Loomis Sayles’ opinion, can provide the best overall net results for its clients. Transactions in equity securities are frequently executed through a primary market maker but may also be executed on an Electronic Communication Network (“ECN”), Alternative Trading System (“ATS”), or other execution system. Fixed-income securities are generally purchased from the issuer or a primary market maker acting as principal on a net basis with no brokerage commission paid by the client. Such securities, as well as equity securities, may also be purchased from underwriters at prices which include underwriting fees.

Commissions and Other Factors in Broker or Dealer Selection

Loomis Sayles uses its best efforts to obtain information as to the general level of commission rates being charged by the brokerage community from time to time and to evaluate the overall reasonableness of brokerage commissions paid on client portfolio transactions by reference to such data. In making this evaluation, all factors affecting liquidity and execution of the order, as well as the amount of the capital commitment by the broker or dealer, are taken into account. Other relevant factors may include, without limitation: (a) the execution capabilities of the brokers and/or dealers, (b) research and other products or services (as described in the section “Soft Dollars”) provided by such brokers and/or dealers which are expected to enhance Loomis Sayles’ general portfolio management capabilities, (c) the size of the transaction, (d) the difficulty of execution, (e) the operations facilities of the brokers and/or dealers involved, (f) the risk in positioning a block of securities, and (g) the quality of the overall brokerage and research services provided by the broker and/or dealer.

Soft Dollars

Loomis Sayles’ receipt of brokerage and research products or services is a factor in Loomis Sayles’ selection of a broker-dealer to execute transactions for a Fund where Loomis Sayles believes that the broker or dealer will provide best execution of the transactions. Such brokerage and research products or services may be paid for with Loomis Sayles’ own assets or may, in connection with transactions in equity securities effected for client accounts for which Loomis Sayles exercises investment discretion, be paid for with client commissions (i.e., “soft dollars”).

Loomis Sayles will only acquire research and brokerage products and services that are deemed to qualify as eligible products and services under the safe harbor of Section 28(e) of the Securities Exchange Act of 1934 (the “1934 Act”). Eligible research services and products that may be acquired by Loomis Sayles are those products and services that provide advice, analysis or reports that will aid Loomis Sayles in carrying out its investment decision-making responsibilities. Eligible research must reflect the expression of reasoning or knowledge (having inherently intangible and non-physical attributes) and may include the following research items: traditional research reports; discussions with research analysts and corporate executives; seminars or conferences; financial and economic publications that are not targeted to a wide public audience; software that provides analysis of securities portfolios; market research including pre-trade and post-trade analytics; and market data. Eligible brokerage services and products that may be acquired by Loomis Sayles are those services or products that (i) are required to effect securities transactions; (ii) perform functions incidental to securities transactions; or (iii) are required by an applicable self-regulatory organization or SEC rule(s). The brokerage and research products or services provided to Loomis Sayles by a particular broker or dealer may include both (a) products and services created by such broker or dealer and (b) products and services created by a third party.

If Loomis Sayles receives a particular product or service that both aids it in carrying out its investment decision-making responsibilities (i.e., a “research use”) and provides non-research related uses, Loomis Sayles will make a good faith determination as to the allocation of the cost of such “mixed-use item” between the research and non-research uses and will only use soft dollars to pay for the portion of the cost relating to its research use.

In connection with Loomis Sayles’ use of soft dollars, a Fund may pay a broker-dealer an amount of commission for effecting a transaction for the Fund in excess of the amount of commission another broker-dealer would have charged for effecting that transaction if Loomis Sayles determines in good faith that the amount of commission is reasonable in relation to the value of the brokerage and research products or services received, either in terms of the particular transaction or Loomis Sayles’ overall responsibility to discretionary accounts.

Loomis Sayles may use soft dollars to acquire brokerage or research products and services that have potential application to all client accounts, including the Funds, or to acquire brokerage or research products and services that will be applied in the management of a certain group of client accounts and, in some cases, may not be used with respect to the Funds. The products or services may not be used in connection with the management of some of the accounts, including the Funds, that paid commissions to the broker or dealer providing the products or services and may be used in connection with the management of other accounts.

Loomis Sayles’ use of soft dollars to acquire brokerage and research products and services benefits Loomis Sayles by allowing it to obtain such products and services without having to purchase them with its own assets. Loomis Sayles believes that its use of soft dollars also benefits the Funds as described above. However, conflicts may arise between a Fund’s interest in paying the lowest commission rates available and Loomis Sayles’ interest in receiving brokerage and research products and services from particular brokers and dealers without having to purchase such products and services with Loomis Sayles’ own assets.

For purposes of this soft dollars discussion, the term “commission” may include (to the extent applicable) both commissions paid to brokers in connection with transactions effected on an agency basis and markups, markdowns, commission equivalents or other fees paid to dealers in connection with certain transactions to the extent consistent with relevant SEC interpretations. Loomis Sayles does not generate “soft dollars” on fixed-income transactions.

Client Commission Arrangements

Loomis Sayles has entered into client commission arrangements (“CCAs”) (also known as commission sharing arrangements) with some of its key broker-dealer relationships. At the same time, Loomis Sayles has significantly reduced the number of brokers with which it will trade. In a CCA, subject to best execution, Loomis Sayles will allocate a higher portion of its clients’ equity trading with broker-dealers who have agreed to unbundle their commission rates in order to enable Loomis Sayles to separately negotiate rates for execution and research and research services. The execution rates Loomis Sayles has negotiated with such firms vary depending on the difficulty of the orders Loomis Sayles has asked the CCAs to execute.

Pursuant to the CCAs Loomis Sayles has with these broker-dealers, each firm will pool the research commissions accumulated during a calendar quarter and then, at the direction of Loomis Sayles, pay various broker-dealers from this pool for the research and research services such firms have provided to Loomis Sayles.

The CCAs enable Loomis Sayles to: strengthen its relationships with its key broker-dealers, and limit the broker-dealers with whom it trades to those with whom it has an electronic interface, while still maintaining the research relationships with broker-dealers that provide Loomis Sayles with research and research services. In addition, the ability to unbundle the execution and research components of commissions enables Loomis Sayles to manage commissions more efficiently and to provide greater transparency to its clients in their commission reports.

These CCAs are deemed to be soft dollar arrangements, and Loomis Sayles and each CCA intends to comply with the applicable requirements of Section 28 (e) of the 1934 Act well as the Commission Guidance Regarding Client Commission Practices under Section 28(e) in the SEC Release No. 34-54165 dated July 18, 2006.

In addition to trading with the CCA broker-dealers discussed above, Loomis Sayles continues to trade with full service broker-dealers and ECNs and ATSs.

Brokerage Commissions

The following tables set forth, for each of the last three fiscal years, (1) the aggregate dollar amount of brokerage commissions paid on portfolio transactions during such year, (2) the dollar amount of transactions on which brokerage commissions were paid during such year that were directed to brokers providing research services (“directed transactions”) and (3) the dollar amount of commissions paid on directed transactions during such year. Funds not listed in a table did not pay brokerage commissions during the relevant year. Amounts in the tables include amounts paid by the Funds’ predecessors, where applicable. The information in the tables includes transactions that were directed to broker-dealers based on the internal “broker vote” allocation policy of Loomis Sayles as well as transactions that were allocated under arrangements with brokers providing research services. The “broker vote” is an internal voting process whereby Loomis Sayles’ equity portfolio managers and research analysts vote on various aspects of a broker-dealer’s qualitative services, which include without limitation: research and other services, idea generation, discussions with research analysts and corporate executives, seminars and conferences. This internal voting process is performed on a quarterly basis, and Loomis Sayles uses the results of this internal vote to determine, in good faith, the value of the research and research services it receives from the broker-dealers that provide such services, and it will pay such broker-dealers for these services through its CCAs and/or through trading directly with the broker-dealers.

FISCAL YEAR ENDED SEPTEMBER 30, 2011

Fund	Aggregate Brokerage Commission	Directed Transactions	Commissions Directed Transactions
Loomis Sayles Bond Fund	$451,310	$320,917,579	$189,576
Loomis Sayles Global Bond Fund	$12,375	$—	$—
Loomis Sayles Inflation Protected Fund	$—	$—	$—
Loomis Sayles Intermediate Duration Bond Fund	$62	$—	$—
Loomis Sayles Small Cap Growth Fund	$521,597	$285,514,455	$213,554
Loomis Sayles Small Cap Value Fund	$1,741,285	$802,970,128	$787,244

FISCAL YEAR ENDED SEPTEMBER 30, 2012

Fund	Aggregate Brokerage Commission	Directed Transactions	Commissions Directed Transactions
Loomis Sayles Bond Fund*	$15,503	$297,041	$598
Loomis Sayles Global Bond Fund	$18,514	$—	$—
Loomis Sayles Inflation Protected Fund	$64	$—	$—
Loomis Sayles Intermediate Duration Bond Fund	$—	$—	$—
Loomis Sayles Small Cap Growth Fund*	$1,319,989	$684,430,012	$527,516
Loomis Sayles Small Cap Value Fund*	$771,902	$401,122,033	$368,342

*	The aggregate brokerage commissions paid changed significantly from 2011 to 2012 as a result of increased or decreased trading volume in the Fund’s Portfolio.

FISCAL YEAR ENDED SEPTEMBER 30, 2013

Fund	Aggregate Brokerage Commission	Directed Transactions	Commissions Directed Transactions
Loomis Sayles Bond Fund	$152,058	$200,180,676	$99,143
Loomis Sayles Global Bond Fund	$18,811	$—	$—
Loomis Sayles Inflation Protected Fund	$73	$—	$—
Loomis Sayles Intermediate Duration Bond Fund	$—	$—	$—
Loomis Sayles Small Cap Growth Fund	$1,099,680	$778,889,485	$514,978
Loomis Sayles Small Cap Value Fund	$733,326	$454,524,608	$369,146

Regular Broker-Dealers

The table below presents information regarding the securities of the Funds’ regular broker-dealers* (or the parent of the regular broker-dealers) that were held by each Fund, if any, as of the fiscal year ending September 30, 2013.

Fund	Regular Broker-Dealer	Aggregate Value of Securities of Each Regular Broker or Dealer (or its Parent) Held by Fund
Loomis Sayles Bond Fund
	Bank of America/Merrill Lynch Citigroup Global Markets, Inc. JP Morgan Chase Securities Barclays Bank PLC Goldman Sachs & Co. Wells Fargo Securities, LLC	$ $ $ $ $ $	162,598,016 151,267,531 103,599,220 103,549,153 80,812,645 33,498,097
Loomis Sayles Global Bond Fund
	JP Morgan Chase Securities Bank of America/Merrill Lynch Goldman Sachs & Co. Citigroup Global Markets, Inc. Barclays Bank PLC Wells Fargo Securities, LLC	$ $ $ $ $ $	26,755,103 25,457,361 21,227,635 20,470,661 7,972,748 7,585,082
Loomis Sayles Intermediate Duration Bond Fund
	Wells Fargo Securities, LLC Goldman Sachs & Co. JP Morgan Chase Securities Bank of America/Merrill Lynch Credit Suisse Securities (USA) LLC Citigroup Global Markets, Inc.	$ $ $ $ $ $	3,072,818 2,401,022 1,930,881 1,322,770 762,297 235,118

*	“Regular Broker-Dealers” are defined by the SEC as: (a) one of the 10 brokers or dealers that received the greatest dollar amount of brokerage commissions by virtue of direct or indirect participation in the company’s portfolio transactions during the company’s most recent fiscal year; (b) one of the 10 brokers or dealers that engaged as principal in the largest dollar amount of portfolio transactions of the investment company during the company’s most recent fiscal year; or (c) one of the 10 brokers or dealers that sold the largest dollar amount of securities of the investment company during the company’s most recent fiscal year.

General

Subject to procedures adopted by the Board of each Trust, the Funds’ brokerage transactions may be executed by brokers that are affiliated with Natixis US or Loomis Sayles. Any such transactions will comply with Rule 17e-1 under the 1940 Act, or other applicable restrictions as permitted by the SEC pursuant to exemptive relief or otherwise.

Under the 1940 Act, persons affiliated with each Trust are prohibited from dealing with each Trust’s funds as a principal in the purchase and sale of securities. Since transactions in the OTC market usually involve transactions with dealers acting as principals for their own accounts, affiliated persons of the Trusts may not serve as the Funds’ dealer in connection with such transactions.

To the extent permitted by applicable law, and in all instances subject to the foregoing policy of best execution, the Adviser may allocate brokerage transactions to broker-dealers (including affiliates of the Distributor) that have entered into arrangements in which the broker-dealer allocates a portion of the commissions paid by a Fund toward the reduction of that Fund’s expenses.

It is expected that the portfolio transactions in fixed-income securities will generally be with issuers or dealers on a net basis without a stated commission. Securities firms may receive brokerage commissions on transactions involving options, futures and options on futures and the purchase and sale of underlying securities upon exercise of options. The brokerage commissions associated with buying and selling options may be proportionately higher than those associated with general securities transactions.

DESCRIPTION OF THE TRUSTS

The Declarations of Trust of Loomis Sayles Funds I and Loomis Sayles Funds II permit each Trust’s Board to issue an unlimited number of full and fractional shares of each series. Each share of each Fund represents an equal proportionate interest in such Fund with each other share of that Fund and is entitled to a proportionate interest in the dividends and distributions from that Fund. The Declarations of Trust further permit each Trust’s Board to divide the shares of each series into any number of separate classes, each having such rights and preferences relative to other classes of the same series as each Trust’s Board may determine. When you invest in a Fund, you acquire freely transferable shares of beneficial interest that entitle you to receive dividends as determined by each Trust’s Board and to cast a vote for each share you own at shareholder meetings. The shares of each Fund do not have any preemptive rights. Upon termination of any Fund, whether pursuant to liquidation of the Trust or otherwise, shareholders of each class of that Fund are entitled to share pro rata in the net assets attributable to that class of shares of that Fund available for distribution to shareholders. Each Declaration of Trust also permits the applicable Board to charge shareholders directly for custodial, transfer agency, servicing and other expenses.

Shares of each Fund are divided into at least two classes, designated Retail Class and Institutional Class shares. The Loomis Sayles Bond Fund and Loomis Sayles Small Cap Value Fund offer a third class of shares designated Admin Class shares. The Loomis Sayles Bond Fund, Loomis Sayles Global Bond Fund, Loomis Sayles Small Cap Growth Fund and Loomis Sayles Small Cap Value Fund offer an additional class of shares designated Class N shares.

The assets received by each class of a Fund for the issue or sale of its shares and all income, earnings, profits, losses and proceeds therefrom, subject only to the rights of creditors, are allocated to, and constitute the underlying assets of, that class of the Fund. The underlying assets of each class of a Fund are segregated and are charged with the expenses with respect to that class of the Fund and with a share of the general expenses of the relevant Fund and Trust. Any general expenses of a Trust that are not readily identifiable as belonging to a particular class of a Fund are allocated by or under the direction of the trustees in such manner as the trustees determine to be fair and equitable. While the expenses of each Trust are allocated to the separate books of account of each Fund, certain expenses may be legally chargeable against the assets of all of the Funds in a Trust.

Each Declaration of Trust also permits the Trusts’ Board, without shareholder approval, to subdivide any Fund or series or class of shares into various sub-series or sub-classes with such dividend preferences and other rights as the trustees may designate. Each Trust’s Board may also, without shareholder approval (except to the extent such approval is required by law), establish one or more additional series or classes or merge two or more existing series or classes without shareholder approval. Shareholders’ investments in such an additional or merged series would be evidenced by a separate series of shares (i.e., a new “fund”).

Each Declaration of Trust provides for the perpetual existence of the Trusts. Each Trust, however, may be terminated at any time by vote of at least two-thirds of the outstanding shares of each series of the relevant Trusts entitled to vote. In addition, each Fund may be terminated at any time by vote of at least two-thirds of the outstanding shares of such Fund. Similarly, any class within a Fund may be terminated by vote of at least two-thirds of the outstanding shares of such class. Each Declaration of Trust further provides that the Board may also, without shareholder approval, terminate the relevant Trust or Fund upon written notice to its shareholders.

Voting Rights

Shareholders of each Fund are entitled to one vote for each full share held (with fractional votes for each fractional share held) and may vote (to the extent provided in the relevant Declaration of Trust) on the election of trustees and the termination of a Trust and on other matters submitted to the vote of shareholders.

All classes of shares of the Funds have identical voting rights except that each class of shares has exclusive voting rights on any matter submitted to shareholders that relates solely to that class, and has separate voting rights on any matter submitted to shareholders in which the interests of one class differ from the interests of any other class. On any matters submitted to a vote of shareholders, all shares of a Trust then entitled to vote shall, except as otherwise provided in the by-laws, be voted in the aggregate as a single class without regard to series or class of shares, except (1) when required by the 1940 Act, or when the Trustees shall have determined that the matter affects one or more series or class of shares materially differently, shares shall be voted by individual series or class and (2) when the matter affects only the interest of one or more series or classes, only shareholders of such series or class shall be entitled to vote thereon. Consistent with the current position of the SEC, shareholders of all series and classes vote together, irrespective of series or class, on the election of trustees and the selection of the Trusts’ independent registered public accounting firm, but shareholders of each series vote separately on most other matters requiring shareholder approval, such as certain changes in investment policies of that series or the approval of the investment advisory and subadvisory agreement relating to that series, and shareholders of each class within a series vote separately as to the Rule 12b-1 plan (if any) relating to that class.

There will normally be no meetings of shareholders for the purpose of electing trustees, except that, in accordance with the 1940 Act, (i) a Trust will hold a shareholders’ meeting for the election of trustees at such time as less than a majority of the trustees holding office have been elected by shareholders, and (ii) if there is a vacancy on a Board, such vacancy may be filled only by a vote of the shareholders unless, after filling such vacancy by other means, at least two-thirds of the trustees holding office shall have been elected by the shareholders. In addition, trustees may be removed from office by a written consent signed by the holders of two-thirds of the outstanding shares and filed with a Trust’s custodian or by a vote of the holders of two-thirds of the outstanding shares at a meeting duly called for that purpose.

Upon written request by a minimum of ten holders of shares having held their shares for a minimum of six months and having a NAV of at least $25,000 or constituting at least 1% of the outstanding shares, whichever is less, stating that such shareholders wish to communicate with the other shareholders for the purpose of obtaining the signatures necessary to demand a meeting to consider removal of a trustee, the Trusts have undertaken to provide a list of shareholders or to disseminate appropriate materials (at the expense of the requesting shareholders).

Except as set forth above, the trustees shall continue to hold office and may appoint successor trustees. Shareholder voting rights are not cumulative.

The affirmative vote of a majority of shares of the Trusts voted (assuming a quorum is present in person or by proxy) is required to amend the Declaration of Trust if such amendment (1) affects the power of shareholders to vote, (2) amends the section of the relevant Declaration of Trust governing amendments, (3) is one for which a vote is required by law or by the Trusts’ registration statement or (4) is submitted to the shareholders by the trustees. If one or more new series of a Trust is established and designated by the trustees, the shareholders having beneficial interests in the Funds shall not be entitled to vote on matters exclusively affecting such new series, such matters including, without limitation, the adoption of or any change in the investment objectives, policies or restrictions of the new series and the approval of the investment advisory contracts of the new series. Similarly, the shareholders of the new series shall not be entitled to vote on any such matters as they affect the other funds.

Shareholder and Trustee Liability

Under Massachusetts law, shareholders could, under certain circumstances, be held personally liable for the obligations of the Trusts. However, each Declaration of Trust disclaims shareholder liability for acts or obligations of each Trust and requires that notice of such disclaimer be given in each agreement, obligation or instrument entered into or executed by a Trust or the trustees. Each Declaration of Trust provides for indemnification out of each Fund’s property for all loss and expense of any shareholder held personally liable for the obligations of the Fund by reason of owning shares of such Fund. Thus, the risk of a shareholder incurring financial loss on account of shareholder liability is considered remote since it is limited to circumstances in which the disclaimer is inoperative and a Fund itself would be unable to meet its obligations.

Each Declaration of Trust further provides that the Board will not be liable for errors of judgment or mistakes of fact or law. However, nothing in the Declarations of Trust protects a trustee against any liability to which the trustee would otherwise be subject by reason of willful misfeasance, bad faith, gross negligence or reckless disregard of the duties involved in the conduct of his or her office. The by-laws of each Trust provide for indemnification by the Trusts of trustees and officers of the Trusts, except with respect to any matter as to which any such person did not act in good faith in the reasonable belief that his or her action was in the best interests of the Trust. Such persons may not be indemnified against any liability to the Trusts or the Trusts’ shareholders to whom he or she would otherwise be subject by reason of willful misfeasance, bad faith, gross negligence or reckless disregard of the duties involved in the conduct of his or her office. Each Trust offers only its own Funds’ shares for sale, but it is possible that a Trust might become liable for any misstatements in a prospectus that relate to another Trust. The trustees of the Trusts have considered this possible liability and approved the use of a combined prospectus for Funds of the Trusts.

HOW TO BUY SHARES

The procedures for purchasing shares of each Fund are summarized in its Prospectus. All purchases made by check should be in U.S. dollars and made payable to Loomis Sayles Funds or the Funds’ custodian bank.

Shares may also be purchased either in writing, by phone, by wire, by electronic funds transfer using Automated Clearing House (“ACH”) or by exchange, as described in the Prospectuses, or through firms that are members of the Financial Industry Regulatory Authority (“FINRA”) and that have selling agreements with the Distributor. For purchase of Fund shares by mail, the trade date is the day of receipt of the check in good order by the transfer agent so long as it is received by the close of regular trading of the New York Stock Exchange (the “NYSE”) on a day when the NYSE is open. For purchases through the ACH system, the shareholder’s bank or credit union must be a member of the ACH system and the shareholder must have approved banking information on file. With respect to shares purchased by wire or through the ACH system, shareholders should bear in mind that the transactions may take two or more days to complete. Banks may charge a fee for transmitting funds by wire.

Shareholders, other than Class N shareholders, may also go to www.loomissayles.com to purchase fund shares if you have established the electronic transfer privilege. Class N shares may be purchased only by employer-sponsored retirement accounts, which include 401(k) plans, 457 plans, 401(a) plans (including profit-sharing and money purchase pension plans), 403(b) and 403(b)(7) plans, defined benefit plans, non-qualified deferred compensation plans, Taft Hartley multi-employer plans and retiree health benefit plans. Such shares are not eligible to be purchased, exchanged or redeemed through the website or through the Automated Voice Response System.

Shareholders of the Funds may be permitted to open an account without an initial investment and then wire funds into the account once established. These shareholders will still be subject to the investment minimums as detailed in the Prospectus of each Fund.

REDEMPTIONS

The Funds will only accept medallion signature guarantees bearing the STAMP 2000 Medallion imprint. However, a medallion signature guarantee may not be required if the proceeds of the redemption do not exceed $100,000 and the proceeds check is made payable to the registered owner(s) and mailed to the record address or if the proceeds are going to a bank on file. Please contact the Funds at 800-633-3330 with any questions regarding when a medallion signature guarantee is required.

If you select the telephone redemption service in the manner described in the next paragraph, shares of the Funds may be redeemed by calling toll free 800-633-3330. As noted above, Class N shares are not eligible to be redeemed through the website or through the Automated Voice Response System. A wire fee may be deducted from the proceeds if you elect to receive the funds wired to your bank on record. Telephone redemption requests must be received by the close of regular trading on the NYSE. Requests made after that time or on a day when the NYSE is closed for business will receive the next business day’s closing price. The proceeds of a telephone withdrawal will normally be sent within three business days following receipt of a proper redemption request, although it may take longer.

A shareholder automatically receives access to the ability to redeem shares by telephone following the completion of the Fund application, which is available at www.loomissayles.com or from your investment dealer. When selecting the service, a shareholder may have their withdrawal proceeds sent to his or her bank, in which case the shareholder must designate a bank account on his or her application or Account Options Form to which the redemption proceeds should be sent as well as provide a check marked “VOID” and/or a deposit slip that includes the routing number of his or her bank. Any change in the bank account so designated may be made by furnishing to Boston Financial or your investment dealer a completed Account Options Form, which may require a medallion signature guarantee. Telephone redemptions by ACH or wire may only be made if the designated bank is a member of the Federal Reserve System or has a correspondent bank that is a member of the System. If the account is with a savings bank, it must have only one correspondent bank that is a member of the System. The Funds, the Distributor, the transfer agent and State Street Bank (the Funds’ custodian) are not responsible for the authenticity of withdrawal instructions received by telephone, although they will apply established verification procedures. Boston Financial (the Funds’ transfer agent), as agreed to with the Funds, will employ reasonable procedures to confirm that your telephone instructions are genuine, and if it does not, it may be liable for any losses due to unauthorized or fraudulent instructions. Such verification procedures include, but are not limited to, requiring a form of personal identification prior to acting on an investor’s telephone instructions and recording an investor’s instructions.

Shares purchased by check or through ACH may not be available immediately for redemption to the extent that the check or ACH transaction has not cleared. The Funds may withhold redemption proceeds for 15 days when redemptions are made within 15 calendar days of purchase by check or through ACH.

The redemption price will be the NAV per share next determined after the redemption request and any necessary special documentation are received by State Street Bank or your investment dealer in proper form. Payment normally will be made by State Street Bank on behalf of a Fund within seven days thereafter. However, in the event of a request to redeem shares for which a Fund has not yet received good payment, the Funds reserve the right to withhold payments of redemption proceeds if the purchase of shares was made by a check which was deposited within fifteen calendar days prior to the redemption request (unless the Fund is aware that the check has cleared).

Each Fund will normally redeem shares for cash; however, each Fund reserves the right to pay the redemption price wholly or partly in kind, if NGAM Advisors determines it to be advisable and in the interest of the remaining shareholders of a Fund. The redemptions in kind will be selected by the Fund’s Adviser in light of the Fund’s objective and will not generally represent a pro rata distribution of each security held in the Fund’s portfolio. If portfolio securities are distributed in lieu of cash, the shareholder will normally incur brokerage commissions upon subsequent disposition of any such securities. However, the Funds have elected to be governed by Rule 18f-1 under the 1940 Act, pursuant to which each Fund is obligated to redeem shares solely in cash for any shareholder during any 90-day period up to the lesser of $250,000 or 1% of the total NAV of each Fund at the beginning of such period.

The Funds reserve the right to suspend account services or refuse transaction requests if a Fund receives notice of a dispute between registered owners or of the death of a registered owner or a Fund suspects a fraudulent act. If a Fund refuses a transaction request because it receives notice of a dispute, the transaction will be processed at the NAV next determined after a Fund receives notice that the dispute has been settled or a court order has been entered adjudicating the dispute. If a Fund determines that its suspicion of fraud or belief that a dispute existed was mistaken, the transaction will be processed as of the NAV next determined after the transaction request was first received in good order.

Other

The Funds have authorized one or more brokers to accept on their behalf purchase and redemption orders; such brokers are authorized to designate intermediaries to accept purchase and redemption orders on the Funds’ behalf. The Funds will be deemed to have received a purchase or redemption order when an authorized broker or, if applicable, a broker’s authorized designee accepts the order. The broker’s customers will receive the Funds’ NAV next computed after an order is accepted by an authorized broker or the broker’s authorized designee.

SHAREHOLDER SERVICES

Class N and Admin Class shares are offered exclusively through intermediaries (who will be the record owner of such shares), are intended primarily for employer-sponsored retirement plans held in an omnibus fashion, and are not available for purchase by individual investors. Class N shares are not eligible to be purchased, exchanged or sold through the website or through the Automated Voice Response System.

Open Accounts

A shareholder’s investment is automatically credited to an open account maintained for the shareholder by Boston Financial. Following each additional investment or redemption from the account initiated by an investor (with the exception of systematic investment plans), a shareholder will receive a confirmation statement disclosing the current balance of shares owned and the details of recent transactions in the account. After the close of each calendar year, the Funds will send each shareholder a statement providing account information which may include federal tax information on dividends and distributions paid to the shareholder during the year. This statement should be retained as a permanent record.

The open account system provides for full and fractional shares expressed to three decimal places and, by making the issuance and delivery of stock certificates unnecessary, eliminates problems of handling and safekeeping, and the cost and inconvenience of replacing lost, stolen, mutilated or destroyed certificates. Certificates will not be issued for any class of shares.

The costs of maintaining the open account system are paid by the Funds, and no direct charges are made to shareholders. Although the Funds have no present intention of making such direct charges to shareholders, they each reserve the right to do so. Shareholders will receive prior notice before any such charges are made.

Systematic Withdrawal Plan

A Systematic Withdrawal Plan, referred to in the Prospectuses in the section “General Information—How to Redeem Shares,” provides for monthly, quarterly, semiannual or annual withdrawal payments of $50 or more from the account of an eligible shareholder, as provided in the Prospectuses, provided that the account has a value of at least $25,000 at the time the plan is established.

Payments will be made either to the shareholder or to any other person designated by the shareholder. If payments are issued to an individual other than the registered owner(s), a medallion signature guarantee will be required on the Plan application. All shares in an account that is subject to a Systematic Withdrawal Plan must be held in an open account rather than in certificated form. Income dividends and capital gain distributions will be reinvested based upon the NAV determined as of the close of regular trading on the NYSE on the ex-dividend date for the dividend or distribution.

Since withdrawal payments represent proceeds from the liquidation of shares, withdrawals may reduce and possibly exhaust the value of the account, particularly in the event of a decline in NAV. Accordingly, a shareholder should consider whether a Plan and the specified amounts to be withdrawn are appropriate under the circumstances. The Funds and the Distributor make no recommendations or representations in this regard. It may be appropriate for a shareholder to consult a tax adviser before establishing such a plan. See the section “Taxes” for certain information as to U.S. federal income taxes.

Exchange Privilege

Institutional Class shares of the Funds are available to Fund trustees, former Fund trustees, employees of affiliates of the Natixis Funds and other individuals who are affiliated with any Natixis Fund (this also applies to any spouse, parents, siblings, grandparents, grandchildren and in-laws of those mentioned) with no initial or subsequent investment minimum. Retail shares of a Fund currently held by these individuals can be exchanged to Institutional shares of the same Fund. An exchange of shares for shares of a different class in the same fund generally should not be a taxable event for the exchanging shareholder.

Retail Class shares of the Funds may be exchanged, subject to investment minimums, for Retail Class shares of any other series of the Trusts that offers Retail Class shares. Admin Class shares of the Funds may be exchanged for Admin Class shares of any other series of the Trusts that offers Admin Class shares. Institutional Class shares of the Funds or Loomis Sayles Funds may be exchanged, subject to investment minimums, for Institutional Class shares of any other series of the Trusts that offers Institutional Class shares or for any Natixis Fund that offers Class Y shares. Class N shares of a Fund may be exchanged for Class N shares of any other series of the Trusts that offers Class N shares. Additionally, Admin Class, Institutional Class or Retail Class shares of your Fund that are held in omnibus fashion by employer-sponsored retirement plans may be converted to Class N shares of the same Fund but must be held in omnibus position in Class N. See the section “How to Buy Shares.”

Exchanges may be effected by (1) making a telephone request by calling 800-633-3330, (2) sending a written exchange request to Loomis Sayles Funds accompanied by an account application for the appropriate fund or (3) visiting our website at www.loomissayles.com (except Class N shares). The Trusts reserve the right to modify this exchange privilege without prior notice. An exchange generally constitutes a sale of shares for U.S. federal income tax purposes on which the investor may realize a capital gain or loss.

All exchanges are subject to the eligibility requirements of the fund into which you are exchanging and any other limits on sales of or exchanges into that fund. The exchange privilege may be exercised only in those states where shares of such funds may be legally sold. Each Fund reserves the right to suspend or change the terms of exchanging shares. Each Fund and the Distributor reserve the right to refuse or limit any exchange order for any reason, including if the transaction is deemed not to be in the best interests of the Fund’s other shareholders or possibly disruptive to the management of the Fund.

As stated in each Fund’s Prospectus, the Funds and the Distributor reserve the right to reject any purchase or exchange order for any reason. When a purchase or exchange order is rejected, the Fund or the Distributor will send notice to the prospective investor or the investor’s financial intermediary promptly after receipt of the rejected order.

Individual Retirement Accounts (“IRAs”)

IRAs may be established under a prototype plan made available by Loomis Sayles. These plans may be funded with shares of any Fund. All income dividends and capital gain distributions of plan participants must be reinvested. Plan documents and further information can be obtained from Loomis Sayles.

Check with your financial or tax adviser as to the suitability of Fund shares for your retirement plan.

Transcript Requests

Transcripts of account transactions will be provided, free of charge, at the shareholder’s request.

NET ASSET VALUE

The method for determining the public offering price and NAV per share is summarized in the Prospectuses.

The total NAV of each class of shares of a Fund (the excess of the assets of such Fund attributable to such class over the liabilities attributable to such class) is determined at the close of regular trading (normally 4:00 p.m., Eastern Time) on each day that the NYSE is open for trading. Each Fund will not price its shares on the following holidays: New Year’s Day, Martin Luther King Day, Presidents’ Day, Good Friday, Memorial Day, Independence Day, Labor Day, Thanksgiving Day and Christmas Day. Fund securities and other investments for which market quotations are readily available, as outlined in the Funds’ policies and procedures, are valued at market value. A Fund may use independent pricing services recommended by the Adviser and approved by the Board of Trustees to obtain market quotations. Generally, Fund securities and other investments are valued as follows:

•	Equity securities (including closed-end investment companies and exchange-traded funds), exchange traded notes, rights, and warrants — last sale price quoted on the exchange or market where traded most extensively or, if there is no reported sale during the day, the closing bid quotation as reported by an independent pricing service. Securities traded on the NASDAQ Global Select Market, NASDAQ Global Market and NASDAQ Capital Market are valued at the NASDAQ Official Closing Price (“NOCP”), or if lacking an NOCP, at the most recent bid quotations on the applicable NASDAQ Market. In some foreign markets, an official close price and a last sale price may be available from the foreign exchange or market. In those cases, the official close price is used. Valuations from foreign markets are subject to the Funds’ fair value policies described below. If a right is not traded on any exchange, its value is based on the market value of the underlying security, less the cost to subscribe to the underlying security (e.g., to exercise the right), adjusted for the subscription ratio. If a warrant is not traded on any exchange, a price is obtained from a broker-dealer.

•	Debt Securities (other than short-term obligations purchased with an original or remaining maturity of sixty days or less) and unlisted equity securities — evaluated bids furnished to a Fund by an independent pricing service using market information, transactions for comparable securities and various relationships between securities, if available, or bid prices obtained from broker-dealers.

•	Senior Loans — bid prices supplied by an independent pricing service, if available, or bid prices obtained from broker-dealers.

•	Short-Term Obligations (purchased with an original or remaining maturity of 60 days or less) — amortized cost (which approximates market value).

•	Bilateral Swaps — Bilateral credit default swaps are valued based on mid prices (between the bid price and the ask price) supplied by an independent pricing service. Bilateral interest rate swaps are valued based on prices supplied by an independent pricing service. If prices from an independent pricing service are not available, prices from a broker-dealer may be used.

•	Centrally Cleared Swaps – settlement prices of the clearinghouse on which the contracts were traded or prices obtained from broker-dealers.

•	Options — domestic exchange-traded single equity option contracts are valued at the mean of the National Best Bid and Offer quotations. Option contracts on indices shall be priced at the average of the closing bid and ask quotations as of the close of trading on the Chicago Board Options Exchange. Options on futures contracts are valued using the current settlement price on the exchange on which, over time, they are traded most extensively. Other exchange-traded options are valued at the average of the closing bid and ask quotations on the exchange on which, over time, they are traded most extensively. Over-the-counter (“OTC”) currency options and swaptions are valued at mid prices (between the bid and the ask price) supplied by an independent pricing service, if available. Other OTC option contracts (including currency options and swaptions not priced through an independent pricing service) are valued based on prices obtained from broker-dealers.

•	Futures — current settlement price on the exchange on which the Adviser believes that, over time, they are traded most extensively.

•	Forward Foreign Currency Contracts — interpolated rates determined based on information provided by an independent pricing service.

Foreign denominated assets and liabilities are translated into U.S. dollars based upon foreign exchange rates supplied by an independent pricing service. Fund securities and other investments for which market quotations are not readily available are valued at fair value as determined in good faith by the Adviser pursuant to procedures approved by the Board of Trustees. A Fund may also value securities and other investments at fair value in other circumstances such as when extraordinary events occur after the close of a foreign market but prior to the close of the NYSE. This may include situations relating to a single issuer (such as a declaration of bankruptcy or a delisting of the issuer’s security from the primary market on which it has traded) as well as events affecting the securities markets in general (such as market disruptions or closings and significant fluctuations in U.S. and/or foreign markets). When fair valuing its securities or other investments, each Fund may, among other things, use modeling tools or other processes that may take into account factors such as securities or other market activity and/or significant events that occur after the close of the foreign market and before the time a Fund’s NAV is calculated. Fair value pricing may require subjective determinations about the value of a security, and fair values used to determine a Fund’s NAV may differ from quoted or published prices, or from prices that are used by others, for the same securities. In addition, the use of fair value pricing may not always result in adjustments to the prices of securities held by a Fund.

Trading in some of the portfolio securities or other investments of some of the Funds takes place in various markets outside the United States on days and at times other than when the NYSE is open for trading. Therefore, the calculation of these Funds’ NAV does not take place at the same time as the prices of many of its portfolio securities or other investments are determined, and the value of these Funds’ portfolios may change on days when these Funds are not open for business and their shares may not be purchased or redeemed.

The per share NAV of a class of each Fund’s shares is computed by dividing the number of shares outstanding into the total NAV attributable to such class.

DISTRIBUTIONS

As described in the Prospectuses, it is the policy of each Fund to pay to its shareholders, as dividends, all or substantially all of its net investment income and to distribute annually all or substantially all of its net realized capital gains, if any, after offsetting any capital loss carryovers.

Ordinary income dividends and capital gain distributions will be reinvested based upon the NAV determined as of the close of the NYSE on the ex-dividend date for each dividend or distribution. Shareholders, however, may elect to receive their ordinary income dividends or capital gain distributions, or both, in cash. The election may be made at any time by submitting a written request directly to Natixis Funds. In order for a change to be in effect for any dividend or distribution, it must be received by Natixis Funds on or before the record date for such dividend or distribution.

If you elect to receive your dividends in cash and the dividend checks sent to you are returned as “undeliverable” to the Funds or remain uncashed for six months, your cash election will automatically be changed and your future dividends will be reinvested. No interest will accrue on amounts represented by uncashed dividend or redemption checks.

As required by federal law, U.S. federal tax information regarding Fund distributions will be furnished to each shareholder for each calendar year early in the succeeding year.

TAXES

The following discussion of certain U.S. federal income tax consequences of an investment in a Fund is based on the Code, U.S. Treasury regulations, and other applicable authorities, all as of the date of this Statement. These authorities are subject to change by legislative or administrative action, possibly with retroactive effect. The following discussion is only a summary of some of the important U.S. federal tax considerations generally applicable to an investment in a Fund. There may be other tax considerations applicable to particular shareholders. Shareholders should consult their own tax advisors regarding their particular situations and the possible application of foreign, state and local tax laws.

Each Fund has elected to be treated and intends to qualify and be eligible to be treated each year as a RIC under Subchapter M of the Code. In order to qualify for the special tax treatment accorded RICs under the Code, each Fund must, among other things: (i) derive at least 90% of its gross income in each taxable year from (a) dividends, interest, payments with respect to certain securities loans, gains from the sale or other disposition of stock, securities or foreign currencies, or other income (including, but not limited to, gains from options, futures or forward contracts) derived with respect to its business of investing in such stock, securities or currencies and (b) net income derived from interests in qualified publicly traded partnerships (“QPTPs”); (ii) diversify its holdings so that at the end of each quarter of a Fund’s taxable year (a) at least 50% of the value of the Fund’s total assets consists of cash and cash items, U.S. government securities, securities of other RICs, and other securities limited generally, with respect to any one issuer, to no more than 5% of the market value of the Fund’s total assets and 10% of the outstanding voting securities of such issuer, and (b) not more than 25% of the value of the Fund’s total assets is invested in the securities (other than those of the U.S. government or other RICs) of any one issuer or of two or more issuers that the Fund controls and that are engaged in the same, similar or related trades or businesses, or in the securities of one or more QPTPs; and (iii) distribute with respect to each taxable year at least 90% of the sum of its investment company taxable income (as that term is defined in the Code without regard to the deduction for dividends paid—generally taxable ordinary income and the excess, if any, of net short-term capital gains over net long-term capital losses) and net tax-exempt income, if any, for such year.

In general, for purposes of the 90% gross income requirement described in (i) above, income derived by a Fund from a partnership will be treated as qualifying income only to the extent such income is attributable to items of income of the partnership that would be qualifying income if realized directly by the Fund. However, 100% of the net income derived by the Fund from an interest in a QPTP (a partnership (x) the interests in which are traded on an established securities market or are readily tradable on a secondary market or the substantial equivalent thereof, and (y) that derives less than 90% of its income from the qualifying income described in (i)(a) above) will be treated as qualifying income. In general, such entities will be treated as partnerships for federal income tax purposes because they meet the passive income requirement under Code section 7704(c)(2). In addition, although in general the passive loss rules of the Code do not apply to RICs, such rules do apply to a RIC with respect to items attributable to an interest in a qualified publicly traded partnership.

For purposes of the diversification requirements described in (ii) above, outstanding voting securities of an issuer include the equity securities of a QPTP. Also for purposes of the diversification requirements described in (ii) above, identification of the issuer (or, in some cases, issuers) of a particular Fund investment can depend on the terms and conditions of that investment. In some cases, identification of the issuer (or issuers) is uncertain under current law, and an adverse determination or future guidance by the Internal Revenue Service (the “IRS”) with respect to identification of the issuer for a particular type of investment may adversely affect a Fund’s ability to satisfy the diversification requirements in (ii) above.

Assuming that it qualifies for treatment as a RIC, a Fund will not be subject to U.S. federal income tax on income that is distributed to its shareholders in a timely manner in the form of dividends (including Capital Gain Dividends, as defined below). If a Fund were to fail to meet the income, diversification or distribution requirements described above, the Fund could in some cases cure such failure, including by paying a fund-level tax or interest, disposing of certain assets or making additional distributions. If a Fund were ineligible to or did not cure such a failure for any year, or if the Fund otherwise were to fail to qualify as a RIC accorded special tax treatment for such year, the Fund would be subject to tax on its taxable income at corporate rates, and all distributions from earnings and profits, including any distributions of net long-term capital gain, would be taxable to shareholders as dividend income. Some portions of such distributions may be eligible for the dividends received deduction in the case of corporate shareholders and may be eligible to be treated as “qualified dividend income” in the case of shareholders taxed as individuals, provided in both cases that the shareholder meets certain holding period and other requirements in respect of a Fund’s shares (as described below). In addition, a Fund could be required to recognize unrealized gains, pay substantial taxes and interest and make substantial distributions before requalifying as a RIC that is accorded special tax treatment.

Each Fund intends to distribute at least annually to its shareholders all or substantially all of its investment company taxable income (computed without regard to the dividends-paid deduction). If a Fund retains any investment company taxable income, the Fund will be subject to tax at regular corporate rates on the amount retained. Each Fund also intends to distribute annually all or substantially all of its net capital gain. If a Fund retains any net capital gain, it will be subject to tax at regular corporate rates on the amounts retained, but may designate the retained amount as undistributed capital gains in a notice to its shareholders, who in turn (i) will be required to include in income for U.S. federal income tax purposes, as long-term capital gains, their shares of such undistributed amount, and (ii) will be entitled to credit their proportionate shares of the tax paid by the Fund on such undistributed amount against their U.S. federal income tax liabilities, if any, and to claim refunds on properly filed U.S. federal income tax returns to the extent the credit exceeds such liabilities. If a Fund makes this designation, for U.S. federal income tax purposes, the tax basis of shares owned by a shareholder of a Fund will be increased by an amount equal to the difference between the amount of undistributed capital gains included in the shareholder’s gross income under clause (i) of the preceding sentence and the tax deemed paid by the shareholder under clause (ii) of the preceding sentence. The Funds are not required to, and there can be no assurance that a Fund will, make this designation if a Fund retains all or a portion of its net capital gain in a taxable year.

In determining its net capital gain, including in connection with determining the amount available to support a Capital Gain Dividend, its taxable income and its earnings and profits, a RIC may elect to treat any post October-capital loss (defined as the greatest of the net capital loss, net long-term capital loss, or net short-term capital loss, in each case attributable to the portion of the taxable year after October 31) and certain late-year ordinary losses (generally, (i) net ordinary losses from the sale, exchange or other taxable disposition of property attributable to the portion of the taxable year after October 31, plus (ii) other net ordinary losses attributable to the portion of the taxable year, if any, after December 31) as if incurred in the succeeding taxable year.

Capital losses in excess of capital gains (“net capital losses”) are not permitted to be deducted against a Fund’s net investment income. Instead, potentially subject to certain limitations, a Fund may carry net capital losses from any taxable year forward to subsequent taxable years to offset capital gains, if any, realized during such subsequent taxable years. Distributions from capital gains are generally made after applying any available capital loss carryforwards. Capital loss carryforwards are reduced to the extent they offset current-year net realized capital gains, whether a Fund retains or distributes such gains. If a Fund incurs or has incurred net capital losses in taxable years beginning after December 22, 2010 (“post-2010 losses”), those losses will be carried forward to one or more subsequent taxable years without expiration to offset capital gains realized during such subsequent taxable years; any such carryforward losses will retain their character as short-term or long-term. If a Fund incurred net capital losses in a taxable year beginning on or before December 22, 2010 (“pre-2011 losses”), the Fund is permitted to carry such losses forward for eight taxable years; in the year to which they are carried forward, such losses are treated as short-term capital losses that first offset any short-term capital gains, and then offset any long-term capital gains. A Fund must use any post-2010 losses, which will not expire, before it uses any pre-2011 losses. This increases the likelihood that pre-2011 losses will expire unused at the conclusion of the eight-year carryforward period. A Fund’s annual shareholder report will describe its available capital loss carryovers (if any).

A nondeductible excise tax at a rate of 4% will be imposed on the excess, if any, of each Fund’s “required distribution” over its actual distributions in any calendar year. Generally, the required distribution is 98% of a Fund’s ordinary income for the calendar year plus 98.2% of its capital gain net income recognized during the one-year period ending on October 31 plus undistributed amounts from prior years. For purposes of the required excise tax distribution, ordinary gains and losses from the sale, exchange or other taxable disposition of property that would be taken into account after October 31 are treated as arising on January 1 of the following calendar year. Also for purposes of the excise tax, each Fund will be treated as having distributed any amount on which it is subject to income tax for its taxable year ending within the calendar year. Each Fund generally intends to make distributions sufficient to avoid imposition of the 4% excise tax, although there can be no assurance that it will be able to do so.

Taxation of Fund Distributions

For U.S. federal income tax purposes, distributions of investment income are generally taxable as ordinary income to the extent of a Fund’s earnings and profits. Taxes on distributions of capital gains are determined by how long a Fund owned the investments that generated them, rather than how long a shareholder has owned his or her shares. In general, a Fund will recognize long-term capital gain or loss on the disposition of assets it has owned (or is deemed to have owned) for more than one year, and short-term capital gain or loss on the disposition of investments it has owned (or is deemed to have owned) for one year or less. Distributions of net capital gain (that is, the excess of net long-term capital gain over net short-term capital loss) that are properly reported by the Fund as capital gain dividends (“Capital Gain Dividends”) generally will be taxable to a shareholder receiving such distributions as long-term capital gain includible in net capital gain and taxed to individuals at reduced rates. Distributions of the excess of net short-term capital gain over net long-term capital loss will generally be taxable to a shareholder receiving such distributions as ordinary income. Distributions from capital gains generally are made after applying any available capital loss carryovers.

Distributions of investment income properly reported by a Fund as derived from qualified dividend income will be taxed in the hands of individuals at the rates applicable to long-term capital gain. In order for some portion of the dividends received by a Fund shareholder to be qualified dividend income, the Fund must meet holding period and other requirements with respect to some portion of the dividend-paying stocks in its portfolio and the shareholder must meet holding period and other requirements with respect to the Fund’s shares. A dividend will not be treated as qualified dividend income (at either the Fund or the shareholder level) (1) if the dividend is received with respect to any share of stock held for fewer than 61 days during the 121-day period beginning on the date which is 60 days before the date on which such share becomes ex-dividend with respect to such dividend (or, in the case of certain preferred stock, 91 days during the 181-day period beginning 90 days before such date), (2) to the extent that the recipient is under an obligation (whether pursuant to a short sale or otherwise) to make related payments with respect to positions in substantially similar or related property, (3) if the recipient elects to have the dividend income treated as investment income for purposes of the limitation on deductibility of investment interest, or (4) if the dividend is received from a foreign corporation that is (a) not eligible for the benefits of a comprehensive income tax treaty with the United States (with the exception of dividends paid on stock of such a foreign corporation that is readily tradable on an established securities market in the United States) or (b) treated as a passive foreign investment company (as defined below). Income derived from investments in fixed-income securities, REITs and derivatives generally is not eligible for treatment as qualified dividend income. The Loomis Sayles Bond Fund, Loomis Sayles Global Bond Fund, Loomis Sayles Inflation Protected Securities Fund and Loomis Sayles Intermediate Duration Bond Fund do not expect a significant portion of their distributions to qualify for treatment as qualified dividend income.

In general, distributions of investment income properly reported by a Fund as derived from qualified dividend income will be treated as qualified dividend income in the hands of a shareholder taxed as an individual provided the shareholder meets the holding period and other requirements described above with respect to such Fund’s shares. If the aggregate qualified dividends received by a Fund during any taxable year are 95% or more of its gross income, excluding net long-term capital gain over net short-term capital loss, then 100% of the Fund’s dividends (other than dividends properly reported as Capital Gain Dividends) will be eligible to be treated as qualified dividend income.

Properly reported dividends of net investment income received by corporate shareholders of a Fund will qualify for the 70% dividends received deduction generally available to corporations to the extent of the amount of eligible dividends received by the Fund from domestic corporations for the taxable year. A dividend received by a Fund will not be treated as an eligible dividend (1) if it has been received with respect to any share of stock that the Fund has held for less than 46 days (91 days in the case of certain preferred stock) during the 91-day period beginning on the date which is 45 days before the date on which such share becomes ex-dividend with respect to such dividend (during the 181-day period beginning 90 days before such date in the case of certain preferred stock) or (2) to the extent that the Fund is under an obligation (pursuant to a short sale or otherwise) to make related payments with respect to positions in substantially similar or related property. Moreover, the dividends received deduction may be disallowed or reduced (1) if the corporate shareholder fails to satisfy the foregoing requirements with respect to its shares of the Fund or (2) otherwise by application of the Code (for instance, the dividends received deduction is reduced in the case of a dividend received on debt-financed portfolio stock — generally, stock acquired with borrowed funds). The Loomis Sayles Bond Fund, Loomis Sayles Global Bond Fund, Loomis Sayles Inflation Protected Securities Fund and Loomis Sayles Intermediate Duration Bond Fund do not expect a significant portion of their distributions to be eligible for the dividends received deduction.

Any distribution of income that is attributable to (i) income received by a Fund in lieu of dividends with respect to securities on loan pursuant to a securities lending transaction, or (ii) dividend income received by a Fund on securities it temporarily purchased from a counterparty pursuant to a repurchase agreement that is treated for U.S. federal income tax purposes as a loan by the Fund, may not constitute qualified dividend income to individual shareholders and may not be eligible for the dividends-received deduction for corporate shareholders.

Section 1411 of the Code generally imposes a 3.8% tax on the net investment income of certain individuals whose income exceeds certain threshold amounts, and of certain trusts and estates under similar rules. The details of the implementation of this tax and of the calculation of net investment income, among other issues, are currently unclear and remain subject to future guidance. For these purposes, “net investment income” generally includes, among other things, (i) distributions paid by a Fund of net investment income and capital gains as described above, and (ii) any net gain from the sale, exchange or other taxable disposition of Fund shares. Shareholders are advised to consult their tax advisors regarding the possible implications of this additional tax on their investment in a Fund.

Distributions are taxable to shareholders even if they are paid from income or gains earned by a Fund before a shareholder’s investment (and thus were included in the price the shareholder paid for his or her shares). Distributions are taxable whether shareholders receive them in cash or in additional shares.

Distributions declared and payable by a Fund during October, November or December to shareholders of record on a date in any such month and paid by the Fund during the following January generally will be treated for U.S. federal income tax purposes as paid by the Fund and received by shareholders on December 31 of the year in which the distributions are declared rather than the calendar year in which they are received.

If a Fund makes a distribution in excess of its current and accumulated “earnings and profits” in any taxable year, the excess distribution will be treated as a return of capital to the extent of a shareholder’s tax basis in his or her shares, and thereafter as capital gain. A return of capital generally is not taxable, but it reduces a shareholder’s basis in his or her shares, thus reducing any loss or increasing any gain on a subsequent taxable disposition by the shareholder of such shares.

Sale, Exchange or Redemption of Shares

A sale, exchange or redemption of Fund shares will generally give rise to a gain or loss. In general, any gain or loss realized upon a taxable disposition of shares will be treated as long-term capital gain or loss if the shares have been held for more than 12 months. Otherwise, gain or loss on the taxable disposition of Fund shares will generally be treated as short-term capital gain or loss. However, any loss realized upon a taxable disposition of Fund shares held by a shareholder for six months or less will be treated as long-term, rather than short-term, to the extent of any Capital Gain Dividends received (or deemed received) by the shareholder with respect to the shares. All or a portion of any loss realized upon a taxable disposition of Fund shares will be disallowed under the Code’s “wash sale” rules if other substantially identical shares are purchased within 30 days before or after the disposition. In such a case, the basis of the newly purchased shares will be adjusted to reflect the disallowed loss.

Upon the redemption or exchange of Fund shares, the Fund or, in the case of shares purchased through a financial intermediary, the financial intermediary may be required to provide you and the IRS with cost basis and certain other related tax information about the Fund shares you redeemed or exchanged. See the Funds’ Prospectus for more information.

Certain Fixed-Income and Other Instruments

Some debt obligations with a fixed maturity date of more than one year from the date of issuance (and zero-coupon debt obligations with a fixed maturity date of more than one year from the date of issuance) that are acquired by a Fund will be treated as debt obligations that are issued originally at a discount. Generally, the amount of the OID is treated as interest income and is included in a Fund’s income (and required to be distributed by the Fund) over the term of the debt security, even though payment of that amount is not received until a later time, upon partial or full repayment or disposition of the debt security. In addition, payment-in-kind securities will give rise to income that is required to be distributed and is taxable even though the Fund holding the security receives no interest payment in cash on the security during the year.

Some debt obligations with a fixed maturity date of more than one year from the date of issuance that are acquired by a Fund in the secondary market may be treated as having “market discount.” Very generally, market discount is the excess of the stated redemption price of a debt obligation (or in the case of an obligation issued with OID, its “revised issue price”) over the purchase price of such obligation. Generally, any gain recognized on the disposition of, and any partial payment of principal on, a debt security having market discount is treated as ordinary income to the extent the gain, or principal payment, does not exceed the “accrued market discount” on such debt security. Alternatively, a Fund may elect to accrue market discount currently, in which case the Fund will be required to include the accrued market discount in the Fund’s income (as ordinary income) and thus distribute it over the term of the debt security, even though payment of that amount is not received until a later time, upon partial or full repayment or disposition of the debt security. The rate at which the market discount accrues, and thus is included in the Fund’s income, will depend upon which of the permitted accrual methods the Fund elects.

Some debt obligations with a fixed maturity date of one year or less from the date of issuance that are acquired by a Fund may be treated as having OID or, in certain cases, “acquisition discount” (very generally, the excess of the stated redemption price over the purchase price). The Fund will be required to include the OID or acquisition discount in income (as ordinary income) and thus distribute it over the term of the debt security, even though payment of that amount is not received until a later time, upon partial or full repayment or disposition of the debt security. The rate at which OID or acquisition discount accrues, and thus is included in the Fund’s income, will depend upon which of the permitted accrual methods the Fund elects.

If a Fund holds the foregoing kinds of securities, it may be required to pay out as an income distribution each year an amount that is greater than the total amount of cash interest the Fund actually received. Such distributions may be made from the cash assets of the Fund or, if necessary, by disposition of portfolio securities including at a time when it may not be advantageous to do so. These dispositions may cause a Fund to realize higher amounts of short-term capital gains (generally taxed to shareholders at ordinary income tax rates) and, in the event the Fund realizes net capital gains from such transactions, its shareholders may receive a larger Capital Gain Dividend than if the Fund had not held such securities.

Securities Purchased at a Premium

Very generally, where a Fund purchases a bond at a price that exceeds the redemption price at maturity (i.e., a premium), the premium is amortizable over the remaining term of the bond. In the case of a taxable bond, if a Fund makes an election applicable to all such bonds it purchases, which election is irrevocable without consent of the IRS, the Fund reduces the current taxable income from the bond by the amortized premium and reduces its tax basis in the bond by the amount of such offset; upon the disposition or maturity of such bonds acquired on or after January 4, 2013, the Fund is permitted to deduct, any remaining premium allocable to a prior period. In the case of a tax-exempt bond, tax rules require a Fund to reduce its tax basis by the amount of amortized premium.

Certain Higher-Risk and High Yield Securities

A Fund may invest in lower-quality debt obligations or debt obligations that are unrated, including debt obligations of issuers not currently paying interest or who are in default. Investments in debt obligations that are at risk of default, or are in default, present special tax issues for a Fund. Tax rules are not entirely clear about issues such as whether a Fund should recognize market discount on a debt obligation and, if so, the amount of market discount the Fund should recognize, when a Fund may cease to accrue interest, original issue discount or market discount, when and to what extent a Fund may take deductions for bad debts or worthless securities and how a Fund should allocate payments received on obligations in default should be allocated between principal and interest. These and other related issues will be addressed by each Fund when as and if it invests in such securities, in order to seek to ensure that it distributes sufficient income to preserve its status as a RIC and does not become subject to U.S. federal income or excise tax.

A portion of the interest paid or accrued on certain high yield discount obligations in which a Fund may invest may be treated as a dividend for purposes of the corporate dividends received deduction. In such cases, if the issuer of the high yield discount obligations is a domestic corporation, dividend payments by the Fund to corporate shareholders may be eligible for the dividends received deduction to the extent of the deemed dividend portion of such accrued interest.

Passive Foreign Investment Companies

Funds that invest in foreign securities may own shares (or be treated as owning shares) in certain foreign entities that are treated as “passive foreign investment companies” (each a “PFIC”), which could potentially subject such a Fund to U.S. federal income tax (including interest charges) on distributions received from the PFIC or on gains from a disposition of shares in the PFIC. This tax cannot be eliminated by making distributions to Fund shareholders. However, the Fund may make certain elections to avoid the imposition of that tax. For example, a Fund may make an election to mark the gains (and to a limited extent losses) in a PFIC “to the market” as though the Fund had sold and repurchased its holdings in the PFIC on the last day of each taxable year of the Fund. Such gains and losses are treated as ordinary income and loss. Each Fund may also in certain cases elect to treat a PFIC as a “qualified electing fund” (i.e., make a “QEF election”), in which case the Fund would be required to include in its income annually its share of the PFIC’s income and net capital gains, regardless of whether it receives any distributions from the PFIC. The mark-to-market and QEF elections may accelerate the recognition of income (without the receipt of cash) and increase the amount required to be distributed by a Fund to avoid taxation. Making either of these elections therefore may require a Fund to liquidate other investments (including when it is not advantageous to do so) to meet its distribution requirements, which also may accelerate the recognition of gain and affect the Fund’s total return. Dividends paid by PFICs will not be eligible to be treated as qualified dividend income.

Because it is not always possible to identify a foreign corporation as a PFIC, a Fund may incur the tax and interest charges described above in some instances.

Foreign Taxes

Funds that invest in foreign securities, such as the Loomis Sayles Global Bond Fund, may be liable to foreign governments for taxes relating to investment income on or transactions in foreign securities in the Fund’s portfolio, and may be subject to foreign withholding and other taxes. Tax treaties between certain countries and the U.S. may reduce or eliminate such taxes. The Funds generally do not expect that shareholders will be entitled to claim a credit or deduction with respect to such foreign taxes incurred by the Funds.

Foreign Currency Transactions

Transactions in foreign currencies, foreign-currency denominated debt obligations and certain foreign currency options, futures contracts, and forward contracts (and similar instruments) may give rise to ordinary income or loss to the extent such income or loss results from fluctuations in the value of the foreign currency concerned. Any such net gains could require a larger dividend toward the end of the calendar year. Any such net losses will generally reduce and potentially require the recharacterization of prior ordinary income distributions. Such ordinary income treatment may accelerate Fund distributions to shareholders and increase the distributions taxed to shareholders as ordinary income. Any net ordinary losses so created cannot be carried forward by a Fund to offset income or gains earned in subsequent taxable years.

Financial Products

A Fund’s investments in options, futures contracts, hedging transactions, forward contracts, swaps, structured notes, securities loans and certain other transactions may be subject to one or more special tax rules (including mark-to-market, constructive sale, straddle, notional principal contract, wash sale, short sale and other rules). These rules may affect whether gains and losses recognized by the Fund are treated as ordinary or capital or as short-term or long-term, accelerate the recognition of income or gains to the Fund, defer losses to the Fund, or cause adjustments in the holding periods of Fund securities. These rules could therefore affect the amount, timing and/or character of distributions to Fund shareholders.

Because these and other tax rules applicable to these types of transactions are in some cases uncertain under current law, an adverse determination or future guidance by the IRS with respect to these rules (which determination or guidance could be retroactive) may affect whether a Fund has made sufficient distributions, and otherwise satisfied the relevant requirements, to maintain its qualification as a RIC and avoid a Fund-level tax.

A Fund’s use of certain commodity-linked instruments and commodity-linked structured notes can be limited by the Fund’s intention to qualify as a RIC, and can bear on the Fund’s ability to so qualify. The tax treatment of certain commodity-linked instruments including structured notes in which a Fund might invest is not certain, in particular with respect to whether income or gains from such instruments constitute qualifying income to a RIC. If a Fund were to treat income or gain from a particular instrument as qualifying income and the income or gain were later determined not to constitute qualifying income and, together with any other nonqualifying income, caused the Fund’s nonqualifying income to exceed 10% of its gross income in any taxable year, the Fund would fail to qualify as a RIC unless it is eligible to and does pay a tax at the Fund level.

Certain of a Fund’s investments in derivative instruments, foreign currency denominated instruments, and any of the Fund’s transactions in foreign currencies and hedging activities, may result in a difference between the Fund’s book income and taxable income. This difference may cause a portion of a Fund’s distributions to constitute a return of capital or capital gain for tax purposes or require the Fund to make distributions exceeding book income to qualify as a RIC accorded special tax treatment and to avoid a fund-level tax.

REITs, REMICs and TMPs

Investments in REIT equity securities may require a Fund to accrue and distribute income not yet received. To generate sufficient cash to make the requisite distributions, a Fund may be required to sell securities in its portfolio that it otherwise would have continued to hold (including when it is not advantageous to do so). A Fund’s investments in REIT equity securities may at other times result in the Fund’s receipt of cash in excess of the REIT’s earnings; if the Fund distributes these amounts, such distributions could constitute a return of capital to Fund shareholders for U.S. federal income tax purposes.

A Fund may invest directly or indirectly (including through REITs) in residual interests in real estate mortgage investment conduits (“REMICs”) (including by investing in residual interests in CMOs with respect to which an election to be treated as a REMIC is in effect) or equity interests in taxable mortgage pools (“TMPs”). Under a notice issued by the IRS in October 2006 and Treasury regulations that have yet to be issued but may apply retroactively, a portion of a Fund’s income (including income allocated to the Fund from a REIT or other pass-through entity) that is attributable to a residual interest in a REMIC or an equity interest in a TMP (referred to in the Code as an “excess inclusion”) will be subject to U.S. federal income tax in all events. This notice also provides, and the regulations are expected to provide, that excess inclusion income of a RIC will generally be allocated to shareholders of the RIC in proportion to the dividends received by such shareholders, with the same consequences as if the shareholders held the related interest directly. As a result, a Fund investing in such interests may not be a suitable investment for charitable remainder trusts (“CRTs”), as noted below. Each Fund does not intend to invest in REITs in which a substantial portion of the assets will consist of residual interests in REMICs.

In general, excess inclusion income allocated to shareholders (i) cannot be offset by net operating losses (subject to a limited exception for certain thrift institutions) and (ii) will constitute unrelated business taxable income (“UBTI”) to entities (including a qualified pension plan, an individual retirement account, a 401(k) plan, a Keogh plan or other tax-exempt entity) subject to tax on UBTI, thereby potentially requiring such an entity that is allocated excess inclusion income, and otherwise might not be required to file a tax return, to file a tax return and pay tax on such income. A shareholder will be subject to U.S. federal income tax on such inclusions notwithstanding any exemption from such income tax otherwise available under the Code. See also the section “Tax-Exempt Shareholders” below for a discussion of the special tax consequences that may result where a tax-exempt entity invests in a RIC that recognizes excess inclusion income.

Tax-Exempt Shareholders

Income of a RIC that would be UBTI if earned directly by a tax-exempt entity will not generally be attributed as UBTI to a tax-exempt shareholder of the RIC. Notwithstanding this “blocking effect”, a tax-exempt shareholder could realize UBTI by virtue of its investments in a Fund if shares in the Fund constitute debt-financed property in the hands of the tax-exempt shareholder within the meaning of Section 514(b) of the Code.

A tax-exempt shareholder may also recognize UBTI if a Fund recognizes excess inclusion income derived from direct or indirect investments in residual interests in REMICs or equity interests in TMPs, as described above, if the amount of such income recognized by the Fund exceeds the Fund’s investment company taxable income (after taking into account deductions for dividends paid by the Fund). Furthermore, any investment in residual interests of a CMO that has elected to be treated as a REMIC can create complex tax consequences, especially if a Fund has state or local governments or other tax-exempt organizations as shareholders.

In addition, special tax consequences apply when CRTs invest in RICs that invest directly or indirectly in residual interests in REMICs or equity interests in TMPs. Under legislation enacted in December 2006, if a CRT (as defined in section 664 of the Code) realizes any UBTI for a taxable year, a 100% excise tax is imposed on such UBTI. Under IRS guidance issued in October 2006, a CRT will not recognize UBTI as a result of investing in a fund that recognizes excess inclusion income. Rather, if at any time during any taxable year, a CRT (or one of certain other tax-exempt shareholders, such as the United States, a state or political subdivision, or an agency or instrumentality thereof, and certain energy cooperatives) is a record holder of a share in a Fund that recognizes excess inclusion income, then the Fund will be subject to a tax on that portion of its excess inclusion income for the taxable year that is allocable to such shareholders at the highest U.S. federal corporate income tax rate. The extent to which this IRS guidance remains applicable in light of the December 2006 legislation is unclear. To the extent permitted under the 1940 Act, each Fund may elect to specially allocate any such tax to the applicable CRT (or other shareholder), and thus reduce such shareholder’s distributions for the year by the amount of the tax that relates to such shareholder’s interest in the Fund. The extent to which this IRS guidance remains applicable in light of the December 2006 legislation is unclear. CRTs and other tax-exempt investors are urged to consult their tax advisors concerning the consequences of investing in a Fund.

Backup Withholding

Each Fund generally is required to withhold and remit to the U.S. Treasury a percentage of the distributions and redemption proceeds paid to any individual shareholder who fails to properly furnish a Fund with a correct taxpayer identification number, who has under-reported dividend or interest income, or who fails to certify to a Fund that he or she is not subject to such withholding. The backup withholding tax rate is 28%.

Backup withholding is not an additional tax. Any amounts withheld may be credited against the shareholder’s U.S. federal income tax liability, provided the appropriate information is furnished to the IRS.

Non-U.S. Shareholders

Capital Gain Dividends generally will not be subject to withholding of U.S. federal income tax. Dividends (other than Capital Gain Dividends) paid by a Fund to a shareholder that is not a “United States person” within the meaning of the Code (a “Foreign Person”) generally are subject to withholding of U.S. federal income tax at a rate of 30% (or lower applicable treaty rate) even if the dividends are funded by income or gains (such as portfolio interest, short-term capital gains, or foreign-source dividend and interest income) that, if paid to a Foreign Person directly, would not be subject to withholding.

Effective for distributions with respect to taxable years of each Fund beginning before January 1, 2014, in general and subject to certain limitations, a Fund is not required to withhold any amounts (i) with respect to distributions attributable to U.S.-source interest income of types similar to those that would not be subject to U.S. federal income tax if earned directly by an individual Foreign Person, to the extent such distributions are properly reported by the Fund as “interest-related dividends,” and (ii) with respect to distributions of net short-term capital gains in excess of net long-term capital losses, to the extent such distributions are properly reported by the Fund as “short-term capital gain dividends.” The Funds, however, do not intend to make such designations. These exemptions have expired for distributions with respect to taxable years of a Fund beginning on or after January 1, 2014. It is currently unclear whether Congress will extend these exemptions for distributions with respect to taxable years of the Funds beginning on or after January 1, 2014, and what the terms of such an extension would be, including whether such extension would have retroactive effect.

In the case of shares held through an intermediary, the intermediary may withhold even if the Fund makes a designation with respect to a payment. Foreign Persons should contact their intermediaries regarding the application of these rules to their accounts.

If a beneficial holder of Fund shares who or which is a Foreign Person has a trade or business in the United States, and Fund dividends received by such holder are effectively connected with the conduct of such trade or business, the dividends generally will be subject to U.S. federal net income taxation at regular income tax rates.

A beneficial holder of shares who is a Foreign Person is not, in general, subject to U.S. federal income tax on gains (and is not allowed a deduction for losses) realized on a sale or redemption of shares of a Fund or on Capital Gain Dividends unless (i) such gain or Capital Gain Dividend is effectively connected with the conduct of a trade or business carried on by such holder within the United States, (ii) in the case of an individual holder, the holder is present in the United States for a period or periods aggregating 183 days or more during the year of the sale, redemption or Capital Gain Dividend and certain other conditions are met or (iii) the special rules relating to gain attributable to the sale or exchange of “U.S. real property interests” (“USRPIs”) apply to the foreign shareholder’s sale of shares of the Fund or to the Capital Gain Dividend the foreign shareholder received (as described below).

Special rules would apply if a Fund were either a “U.S. real property holding corporation” (“USRPHC”) or would be a USRPHC but for the operation of certain exceptions to the definition thereof. Very generally, a USRPHC is a domestic corporation that holds USRPIs the fair market value of which equals or exceeds 50% of the sum of the fair market values of the corporation’s USRPIs, interests in real property located outside the United States, and other trade or business assets. USRPIs are generally defined as any interest in U.S. real property and any interest (other than solely as a creditor) in a USRPHC or former USRPHC.

If a Fund were a USRPHC or would be a USRPHC but for the exceptions referred to above, any distributions by the Fund to a Foreign Person (including, in certain cases, distributions made by the Fund in redemption of its shares) attributable directly or indirectly to distributions received by the Fund from a lower-tier REIT that the Fund is required to treat as USRPI gain in its hands, generally would be subject to U.S. tax withholding. In addition, such distributions could result in the Foreign Person being required to file a U.S. tax return and pay tax on the distributions at regular U.S. federal income tax rates. The consequences to a Foreign Person, including the rate of such withholding and character of such distributions (e.g., as ordinary income or USRPI gain), would vary depending upon the extent of the Foreign Person’s current and past ownership of the Fund. Prior to January 1, 2014, the “look-through” USRPI treatment described above for distributions by a Fund to a Foreign Person also applied to distributions attributable to (i) gains realized on the disposition of USRPIs by the Fund and (ii) distributions received by the Fund from a lower-tier RIC that the Fund was required to treat as USRPI gain in its hands. It is currently unclear whether Congress will extend these former “look-through” provisions to distributions made on or after January 1, 2014, and what the terms of any such extension would be, including whether any such extension would have retroactive effect.

In addition, if a Fund were a USRPHC or former USRPHC, it could be required to withhold U.S. tax on the proceeds of a share redemption by a greater-than-5% shareholder that is a Foreign Person, in which case such Foreign Person generally would also be required to file U.S. tax returns and pay any additional taxes due in connection with the redemption. Prior to January 1, 2014, withholding generally was not required with respect to amounts paid in redemption of shares of a Fund if the Fund was a USRPHC that was considered to be “domestically controlled” or, in certain limited cases, if the Fund (whether or not domestically controlled) held substantial investments in RICs that were domestically controlled USRPHCs. This exemption from withholding for redemptions has expired and such withholding is required, without regard to whether the Fund or any RIC in which it invests is domestically controlled. It is currently unclear whether Congress will extend this exemption for redemptions made on or after January 1, 2014, and what the terms of any such extension would be, including whether any such extension would have retroactive effect.

The Funds generally do not expect that they will be USRPHCs or would be USRPHCs but for the operation of certain of the special exceptions referred to above.

Foreign Persons should consult their tax advisors concerning the tax consequences of owning shares of the Funds, including the certification and filing requirements imposed on foreign investors in order to qualify for exemption from the backup withholding tax rates described above or a reduced rate of withholding provided by treaty.

Certain Additional Reporting and Withholding Requirements

The Foreign Account Tax Compliance Act (“FATCA”) generally requires a Fund to obtain information sufficient to identify the status of each of its shareholders under FATCA as described more fully below. If a shareholder fails to provide this information or otherwise fails to comply with FATCA, a Fund may be required to withhold under FATCA at a rate of 30% with respect to that shareholder on dividends, including Capital Gain Dividends, and the proceeds of the sale, redemption or exchange of Fund shares. If a payment by a Fund is subject to FATCA withholding, the Fund is required to withhold even if such payment would otherwise be exempt from withholding under the rules applicable to Foreign Persons described above (e.g., Capital Gain Dividends and short-term capital gain and interest-related dividends), beginning as early as July 1, 2014.

Each prospective investor is urged to consult its tax adviser regarding the applicability of FATCA and any other reporting requirements with respect to the prospective investor’s own situation, including investments through an intermediary.

Other Tax Matters

Special tax rules apply to investments through defined contribution plans and other tax-qualified plans. Shareholders should consult their tax advisors to determine the suitability of shares of a Fund as an investment through such plans and the precise effect of such an investment in their particular tax situations.

Fund dividends and distributions, and gains from the sale of Fund shares may be subject to state, local and foreign taxes. Shareholders are urged to consult their tax advisers regarding specific questions as to federal, state, local, and where applicable, foreign taxes.

If a shareholder recognizes a loss with respect to a Fund’s shares of $2 million or more for an individual shareholder or $10 million or more for a corporate shareholder, the shareholder must file with the IRS a disclosure statement on Form 8886. Direct shareholders of portfolio securities are in many cases excepted from this reporting requirement, but under current guidance, shareholders of a RIC are not excepted. Future guidance may extend the current exception from this reporting requirement to shareholders of most or all RICs. The fact that a loss is reportable under these regulations does not affect the legal determination of whether the taxpayer’s treatment of the loss is proper. Shareholders should consult their tax advisors to determine the applicability of these regulations in light of their individual circumstances.

PERFORMANCE INFORMATION

Yield and Total Return

Each Fund may from time to time include its yield and total return information in advertisements or in information furnished to present or prospective shareholders.

Each Fund’s yield and total return will vary from time to time depending upon market conditions, the composition of its portfolios and operating expenses of the Trusts allocated to each Fund. These factors, possible differences in the methods used in calculating yield and total return, and the tax-exempt status of distributions, should be considered when comparing a Fund’s yield and total return to yields and total return published for other investment companies and other investment vehicles. Yield and total return should also be considered relative to changes in the value of the Fund’s shares and to the relative risks associated with the investment objectives and policies of the Fund.

At any time in the future, yields and total return may be higher or lower than past yields and there can be no assurance that any historical results will continue.

Investors in the Funds are specifically advised that share prices, expressed as the NAVs per share, will vary just as yield will vary. An investor’s focus on the yield of a Fund to the exclusion of the consideration of the share price of that Fund may result in the investor’s misunderstanding the total return he or she may derive from the Fund.

THIRD-PARTY INFORMATION

The Prospectuses and this Statement may contain references to third party copyrights, indexes, and trademarks, each of which is the property of its respective owner. Such owner is not affiliated with Natixis Global Asset Management or any of its related or affiliated companies (collectively “NGAM”) and does not sponsor, endorse or participate in the provision of any NGAM services, funds or other financial products.

The index information contained in the Prospectuses and this Statement is derived from third parties and is provided on an “as is” basis. The user of this information assumes the entire risk of use of this information. Each of the third party entities involved in compiling, computing or creating index information, disclaims all warranties (including, without limitation, any warranties of originality, accuracy, completeness, timeliness, non-infringement, merchantability and fitness for a particular purpose) with respect to such information.

FINANCIAL STATEMENTS

The financial statements, financial highlights and the reports of the Independent Registered Public Accounting Firm included in the Funds’ annual reports dated September 30, 2013 are incorporated herein by reference to such reports. The Funds’ annual and semiannual reports are available upon request and without charge. Each Fund will send a single copy of its annual and semiannual report to an address at which more than one shareholder of record with the same last name has indicated that mail is to be delivered. Shareholders may request additional copies of any annual or semiannual report by telephone at 800-633-3330, by writing Loomis Sayles Funds, P.O. Box 219594, Kansas City, MO 61421-9594 or by visiting the Funds’ website at www.loomissayles.com. The annual and semiannual reports are also available online at the SEC’s website at www.sec.gov.

APPENDIX A

DESCRIPTION OF SECURITIES RATINGS

Some of the Funds make use of average portfolio credit quality standards to assist institutional investors whose own investment guidelines limit their investments accordingly. In determining a Fund’s overall dollar-weighted average quality, unrated securities are treated as if rated, based on the Adviser’s view of their comparability to rated securities. A Fund’s use of average quality criteria is intended to be a guide for those investors whose investment guidelines require that assets be invested according to comparable criteria. Reference to an overall average quality rating for a Fund does not mean that all securities held by the Fund will be rated in that category or higher. A Fund’s investments may range in quality from securities rated in the lowest category in which the Fund is permitted to invest to securities rated in the highest category (as rated by S&P, Moody’s or Fitch or, if unrated, determined by the adviser to be of comparable quality). The percentage of a Fund’s assets invested in securities in a particular rating category will vary. Following is a description of S&P’s, Moody’s, and Fitch ratings applicable to fixed-income securities.

Standard & Poor’s—A brief description of the applicable rating symbols of Standard & Poor’s and their meanings (as published by Standard & Poor’s) follows:

Issue Credit Rating Definitions

A Standard & Poor’s issue credit rating is a forward-looking opinion about the creditworthiness of an obligor with respect to a specific financial obligation, a specific class of financial obligations, or a specific financial program (including ratings on medium-term note programs and commercial paper programs). It takes into consideration the creditworthiness of guarantors, insurers, or other forms of credit enhancement on the obligation and takes into account the currency in which the obligation is denominated. The opinion reflects Standard & Poor’s view of the obligor’s capacity and willingness to meet its financial commitments as they come due, and may assess terms, such as collateral security and subordination, which could affect ultimate payment in the event of default.

Issue credit ratings can be either long-term or short-term. Short-term ratings are generally assigned to those obligations considered short-term in the relevant market. In the U.S., for example, that means obligations with an original maturity of no more than 365 days — including commercial paper. Short-term ratings are also used to indicate the creditworthiness of an obligor with respect to put features on long-term obligations. Medium-term notes are assigned long-term ratings.

Long-Term Issue Credit Ratings

Issue credit ratings are based, in varying degrees, on Standard & Poor’s analysis of the following considerations:

•	Likelihood of payment—capacity and willingness of the obligor to meet its financial commitment on an obligation in accordance with the terms of the obligation;

•	Nature of and provisions of the obligation and the promise we impute;

•	Protection afforded by, and relative position of, the obligation in the event of bankruptcy, reorganization, or other arrangement under the laws of bankruptcy and other laws affecting creditors’ rights.

Issue ratings are an assessment of default risk, but may incorporate an assessment of relative seniority or ultimate recovery in the event of default. Junior obligations are typically rated lower than senior obligations, to reflect the lower priority in bankruptcy, as noted above. (Such differentiation may apply when an entity has both senior and subordinated obligations, secured and unsecured obligations, or operating company and holding company obligations.)

A-1

AAA

An obligation rated ’AAA‘ has the highest rating assigned by Standard & Poor’s. The obligor’s capacity to meet its financial commitment on the obligation is extremely strong.

AA

An obligation rated ’AA‘ differs from the highest-rated obligations only to a small degree. The obligor’s capacity to meet its financial commitment on the obligation is very strong.

A

An obligation rated ’A‘ is somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions than obligations in higher-rated categories. However, the obligor’s capacity to meet its financial commitment on the obligation is still strong.

BBB

An obligation rated ’BBB‘ exhibits adequate protection parameters. However, adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity of the obligor to meet its financial commitment on the obligation.

BB, B, CCC, CC, and C

Obligations rated ’BB‘, ’B‘, ’CCC‘, ’CC‘, and ’C‘ are regarded as having significant speculative characteristics. ’BB‘ indicates the least degree of speculation and ’C‘ the highest. While such obligations will likely have some quality and protective characteristics, these may be outweighed by large uncertainties or major exposures to adverse conditions.

BB

An obligation rated ’BB‘ is less vulnerable to nonpayment than other speculative issues. However, it faces major ongoing uncertainties or exposure to adverse business, financial, or economic conditions which could lead to the obligor’s inadequate capacity to meet its financial commitment on the obligation.

B

An obligation rated ’B‘ is more vulnerable to nonpayment than obligations rated ’BB‘, but the obligor currently has the capacity to meet its financial commitment on the obligation. Adverse business, financial, or economic conditions will likely impair the obligor’s capacity or willingness to meet its financial commitment on the obligation.

CCC

An obligation rated ’CCC‘ is currently vulnerable to nonpayment, and is dependent upon favorable business, financial, and economic conditions for the obligor to meet its financial commitment on the obligation. In the event of adverse business, financial, or economic conditions, the obligor is not likely to have the capacity to meet its financial commitment on the obligation.

CC

An obligation rated ’CC‘ is currently highly vulnerable to nonpayment. The ‘CC’ rating is used when a default has not yet occurred, but Standard & Poor’s expects default to be a virtual certainty, regardless of the anticipated time to default.

A-2

C

An obligation rated ’C‘ is currently highly vulnerable to nonpayment, and the obligation is expected to have lower relative seniority or lower ultimate recovery compared to obligations that are rated higher.

D

An obligation rated ’D‘ is in payment default or in breach of an imputed promise. For non-hybrid capital instruments, the ‘D’ rating category is used when payments on an obligation are not made on the date due, unless Standard & Poor’s believes that such payments will be made within five business days in the absence of a stated grace period or within the earlier of the stated grace period or 30 calendar days. The ‘D’ rating also will be used upon the filing of a bankruptcy petition or the taking of similar action and where default on an obligation is a virtual certainty, for example due to automatic stay provisions. An obligation’s rating is lowered to ‘D’ if it is subject to a distressed exchange offer.

Plus (+) or minus (–)

The ratings from ’AA‘ to ’CCC‘ may be modified by the addition of a plus (+) or minus (–) sign to show relative standing within the major rating categories.

NR

This indicates that no rating has been requested, that there is insufficient information on which to base a rating, or that Standard & Poor’s does not rate a particular obligation as a matter of policy.

Short-Term Issue Credit Ratings

A-1

A short-term obligation rated ’A-1‘ is rated in the highest category by Standard & Poor’s. The obligor’s capacity to meet its financial commitment on the obligation is strong. Within this category, certain obligations are designated with a plus sign (+). This indicates that the obligor’s capacity to meet its financial commitment on these obligations is extremely strong.

A-2

A short-term obligation rated ’A-2‘ is somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions than obligations in higher rating categories. However, the obligor’s capacity to meet its financial commitment on the obligation is satisfactory.

A-3

A short-term obligation rated ’A-3‘ exhibits adequate protection parameters. However, adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity of the obligor to meet its financial commitment on the obligation.

B

A short-term obligation rated ’B‘ is regarded as vulnerable and has significant speculative characteristics. The obligor currently has the capacity to meet its financial commitments; however, it faces major ongoing uncertainties which could lead to the obligor’s inadequate capacity to meet its financial commitment on the obligation.

A-3

C

A short-term obligation rated ’C‘ is currently vulnerable to nonpayment and is dependent upon favorable business, financial, and economic conditions for the obligor to meet its financial commitment on the obligation.

D

A short-term obligation rated ‘D’ is in default or in breach of an imputed promise. For non-hybrid capital instruments, the ‘D’ rating category is used when payments on an obligation are not made on the date due, unless Standard & Poor’s believes that such payments will be made within any stated grace period. However, any stated grace period longer than five business days will be treated as five business days. The ‘D’ rating also will be used upon the filing of a bankruptcy petition or the taking of a similar action and where default on an obligation is a virtual certainty, for example due to automatic stay provisions. An obligation’s rating is lowered to ‘D’ if it is subject to a distressed exchange offer.

SPUR (Standard & Poor’s Underlying Rating)

A SPUR rating is an opinion about the stand-alone capacity of an obligor to pay debt service on a credit-enhanced debt issue, without giving effect to the enhancement that applies to it. These ratings are published only at the request of the debt issuer/obligor with the designation SPUR to distinguish them from the credit-enhanced rating that applies to the debt issue. Standard & Poor’s maintains surveillance of an issue with a published SPUR.

Municipal Short-Term Note Ratings Definitions

A Standard & Poor’s U.S. municipal note rating reflects Standard & Poor’s opinion about the liquidity factors and market access risks unique to the notes. Notes due in three years or less will likely receive a note rating. Notes with an original maturity of more than three years will most likely receive a long-term debt rating. In determining which type of rating, if any, to assign, Standard & Poor’s analysis will review the following considerations:

•	Amortization schedule—the larger the final maturity relative to other maturities, the more likely it will be treated as a note; and

•	Source of payment—the more dependent the issue is on the market for its refinancing, the more likely it will be treated as a note.

Note rating symbols are as follows:

SP-1

Strong capacity to pay principal and interest. An issue determined to possess a very strong capacity to pay debt service is given a plus (+) designation.

SP-2

Satisfactory capacity to pay principal and interest, with some vulnerability to adverse financial and economic changes over the term of the notes.

SP-3

Speculative capacity to pay principal and interest.

A-4

Dual Ratings

Dual ratings may be assigned to debt issues that have a put option or demand feature. The first component of the rating addresses the likelihood of repayment of principal and interest as due, and the second component of the rating addresses only the demand feature. The first component of the rating can relate to either a short-term or long-term transaction and accordingly use either short-term or long-term rating symbols. The second component of the rating relates to the put option and is assigned a short-term rating symbol (for example, ‘AAA/A-1+’ or ‘A-1+/A-1’). With U.S. municipal short-term demand debt, the U.S. municipal short-term note rating symbols are used for the first component of the rating (for example ‘SP-1+/A-1+’).

The analyses, including ratings, and of Standard & Poor’s and its affiliates (together, Standard & Poor’s) are statements of opinion as of the date they are expressed and not statements of fact or recommendations to purchase, hold, or sell any securities or make any investment decisions. Standard & Poor’s assumes no obligation to update any information following publication. Users of ratings or other analyses should not rely on them in making any investment decision. Standard & Poor’s opinions and analyses do not address the suitability of any security. Standard & Poor’s does not act as a fiduciary or an investment advisor except where registered as such. While Standard & Poor’s has obtained information from sources it believes to be reliable, Standard & Poor’s does not perform an audit and undertakes no duty of due diligence or independent verification of any information it receives. Ratings and other opinions may be changed, suspended, or withdrawn at any time.

Active Qualifiers (Currently applied and/or outstanding)

Federal deposit insurances limit: ‘L’ qualifier

Ratings qualified with ‘L’ apply only to amounts invested up to federal deposit insurance limits.

Principal: ‘p’ qualifier

This suffix is used for issues in which the credit factors, the terms, or both, that determine the likelihood of receipt of payment of principal are different from the credit factors, terms or both that determine the likelihood of receipt of interest on the obligation. The ‘p’ suffix indicates that the rating addresses the principal portion of the obligation only and that the interest is not rated.

Public Information Ratings: ‘pi’ qualifier

Ratings with a ‘pi’ suffix are based on an analysis of an issuer’s published financial information, as well as additional information in the public domain. They do not, however, reflect in-depth meetings with an issuer’s management and therefore may be based on less comprehensive information than ratings without a ‘pi’ sufix. Ratings with a ‘pi’ suffix are reviewed annually based on a new year’s financial statements, but may be reviewed on an interim basis if a major event occurs that may affect the issuer’s credit quality.

Preliminary Ratings: ‘prelim’ qualifier

Preliminary ratings, with the ‘prelim’ suffix, may be assigned to obligors or obligations, including financial programs, in the circumstances described below. Assignment of a final rating is conditional on the receipt by Standard & Poor’s of appropriate documentation. Standard & Poor’s reserves the right not to issue a final rating. Moreover, if a final rating is issued, it may differ from the preliminary rating.

•	Preliminary ratings may be assigned to obligations, most commonly structured and project finance issues, pending receipt of final documentation and legal opinions.

•	Preliminary ratings are assigned to Rule 415 Shelf Registrations. As specific issues, with defined terms, are offered from the master registration, a final rating may be assigned to them in accordance with Standard & Poor’s policies.

A-5

•	Preliminary ratings may be assigned to obligations that will likely be issued upon the obligor’s emergence from bankruptcy or similar reorganization, based on late-stage reorganization plans, documentation and discussions with the obligor. Preliminary ratings may also be assigned to the obligors. These ratings consider the anticipated general credit quality of the reorganized or postbankruptcy issuer as well as attributes of the anticipated obligation(s).

•	Preliminary ratings may be assigned to entities that are being formed or that are in the process of being independently established when, in Standard & Poor’s opinion, documentation is close to final. Preliminary ratings may also be assigned to these entities’ obligations.

•	Preliminary ratings may be assigned when a previously unrated entity is undergoing a well-formulated restructuring, recapitalization, significant financing or other transformative event, generally at the point that investor or lender commitments are invited. The preliminary rating may be assigned to the entity and to its proposed obligation(s). These preliminary ratings consider the anticipated general credit quality of the obligor, as well as attributes of the anticipated obligation(s), assuming successful completion of the transformative event. Should the transformative event not occur, Standard & Poor’s would likely withdraw these preliminary ratings.

•	A preliminary recovery rating may be assigned to an obligation that has a preliminary issue credit rating.

Termination Structures: ‘t’ qualifier

This symbol indicates termination structures that are designed to honor their contracts to full maturity or, should certain events occur, to terminate and cash settle all their contracts before their final maturity date.

Inactive Qualifiers (No longer applied or outstanding)

Contingent upon final documentation: ‘*’ inactive qualifier

This symbol that indicated that the rating was contingent upon Standard & Poor’s receipt of an executed copy of the escrow agreement or closing documentation confirming investments and cash flows. Discontinued use in August 1998.

Termination of obligation to tender: ‘c’ inactive qualifier

This qualifier was used to provide additional information to investors that the bank may terminate its obligation to purchase tendered bonds if the long-term credit rating of the issuer is below an investment-grade level and/or the issuer’s bonds were deemed taxable. Discontinued use in January 2001.

U.S. direct government securities: ‘G’ inactive qualifier

The letter ‘G’ followed the rating symbol when a fund’s portfolio consisted primarily of direct U.S. government securities.

Provisional Ratings: ‘pr’ inactive qualifier

The letters ‘pr’ indicate that the rating is provisional. A provisional rating assumes the successful completion of a project financed by the debt being rated and indicates that payment of debt service requirements was largely or entirely dependent upon the successful, timely completion of the project. This rating, however, while addressing credit quality subsequent to completion of the project, made no comment on the likelihood of or the risk of default upon failure of such completion.

A-6

Quantitative Analysis of public information: ‘q’ inactive qualifier

A ‘q’ subscript indicates that the rating is based solely on quantitative analysis of publicly available information. Discontinued use in April 2001.

Extraordinary risks: ‘r’ inactive qualifier

The ‘r’ modifier was assigned to securities containing extraordinary risks, particularly market risks, which are not covered in the credit rating. The absence of an ‘r’ modifier should not be taken as an indication that an obligation will not exhibit extraordinary non-credit related risks. Standard & Poor’s discontinued the use of the ‘r’ modifier for most obligations in June 2000 and for the balance of obligations (mainly structured finance transactions) in November 2002.

Local Currency and Foreign Currency Risks

Country risk considerations are a standard part of Standard & Poor’s analysis for credit ratings on any issuer or issue. Currency of repayment is a key factor in this analysis. An obligor’s capacity to repay foreign currency obligations may be lower than its capacity to repay obligations in its local currency due to the sovereign government’s own relatively lower capacity to repay external versus domestic debt. These sovereign risk considerations are incorporated in the debt ratings assigned to specific issues. Foreign currency issuer ratings are also distinguished from local currency issuer ratings to identify those instances where sovereign risks make them different for the same issuer.

Moody’s Investors Service, Inc.—A brief description of the applicable Moody’s Investors Service, Inc. rating symbols and their meanings (as published by Moody’s) follows:

Long-Term Obligation Ratings

Moody’s long-term ratings are assigned to issuers or obligations with an original maturity of one year or more and reflect both on the likelihood of a default on contractually promised payments and the expected financial loss suffered in the event of default.

Moody’s Long-Term Rating Definitions:

Aaa

Obligations rated Aaa are judged to be of the highest quality, subject to the lowest level of credit risk.

Aa

Obligations rated Aa are judged to be of high quality and are subject to very low credit risk.

A

Obligations rated A are judged to be upper-medium grade and are subject to low credit risk.

A-7

Baa

Obligations rated Baa are judged to be medium-grade and subject to moderate credit risk and as such may possess certain speculative characteristics.

Ba

Obligations rated Ba are judged to be speculative and are subject to substantial credit risk.

B

Obligations rated B are considered speculative and are subject to high credit risk.

Caa

Obligations rated Caa are judged to be speculative of poor standing and are subject to very high credit risk.

Ca

Obligations rated Ca are highly speculative and are likely in, or very near, default, with some prospect of recovery of principal and interest.

C

Obligations rated C are the lowest rated and are typically in default, with little prospect for recovery of principal or interest.

Note: Moody’s appends numerical modifiers 1, 2, and 3 to each generic rating classification from Aa through Caa. The modifier 1 indicates that the obligation ranks in the higher end of its generic rating category; the modifier 2 indicates a mid-range ranking; and the modifier 3 indicates a ranking in the lower end of that generic rating category. Additionally, a “(hyb)” indicator is appended to all ratings of hybrid securities issued by banks, insurers, finance companies, and securities firms.

Long-Term Issuer Ratings

Long-Term Issuer Ratings are opinions of the ability of entities to honor long-term senior unsecured financial obligations and contracts. Moody’s expresses Long-Term Issuer Ratings on its long-term global scale.

Medium-Term Note Program Ratings

Moody’s assigns provisional ratings to medium-term note (MTN) programs and definitive ratings to the individual debt securities issued from them (referred to as drawdowns or notes). These ratings may be expressed on Moody’s general long-term or short-term rating scale, depending upon the intended tenor of the notes to be issued under the program.

MTN program ratings are intended to reflect the ratings likely to be assigned to drawdowns issued from the program with the specified priority of claim (e.g. senior or subordinated). To capture the contingent nature of a program rating, Moody’s assigns provisional ratings to MTN programs. A provisional rating is denoted by a (P) in front of the rating and is defined elsewhere in this document.

A-8

The rating assigned to a drawdown from a rated MTN or bank/deposit note program is definitive in nature, and may differ from the program rating if the drawdown is exposed to additional credit risks besides the issuer’s default, such as links to the defaults of other issuers, or has other structural features that warrant a different thing. In some circumstances, no rating may be assigned to a drawdown.

Moody’s encourages market participants to contact Moody’s Ratings Desks or visit www.moodys.com directly if they have questions regarding ratings for specific notes issued under a medium-term note program. Unrated notes issued under an MTN program may be assigned an NR (not rated) symbol.

Short-Term Obligation Ratings

Moody’s short-term ratings are assigned to obligations with an original maturity of thirteen months or less and reflect the likelihood of a default on contractually promised payments. Moody’s employs the following designations to indicate the relative repayment ability of rated issuers:

P-1

Issuers (or supporting institutions) rated Prime-1 have a superior ability to repay short-term debt obligations.

P-2

Issuers (or supporting institutions) rated Prime-2 have a strong ability to repay short-term debt obligations.

P-3

Issuers (or supporting institutions) rated Prime-3 have an acceptable ability to repay short-term obligations.

NP

Issuers (or supporting institutions) rated Not Prime do not fall within any of the Prime rating categories.

Note: Canadian issuers rated P-1 or P-2 have their short-term ratings enhanced by the senior most long-term rating of the issuer, its guarantor or support-provider.

Short-Term Issuer Ratings

Short-Term Issuer Ratings are opinions of the ability of entities to honor short-term senior unsecured financial obligations and contracts. Moody’s expresses Short-Term Issuer Ratings on its short-term obligations ratings scale.

Fitch Investor Services, Inc. – A brief description of the applicable rating symbols of Fitch Investor Services, Inc. and their meanings (as published by Fitch) follows:

Credit Ratings

Fitch Ratings’ credit ratings provide an opinion on the relative ability of an entity to meet financial commitments, such as interest, preferred dividends, repayment of principal, insurance claims or counterparty obligations. Credit ratings are used by investors as indications of the likelihood of receiving the money owed to them in accordance with the terms on which they invested. The agency’s credit ratings cover the global spectrum of corporate, sovereign (including supranational and sub-national), financial, bank, insurance, municipal and other public finance entities and the securities or other obligations they issue, as well as structured finance securities backed by receivables or other financial assets.

A-9

The terms “investment grade” and “speculative grade” have established themselves over time as shorthand to describe the categories ‘AAA’ to ‘BBB’ (investment grade) and ‘BB’ to ‘D’ (speculative grade). The terms “investment grade” and “speculative grade” are market conventions, and do not imply any recommendation or endorsement of a specific security for investment purposes. “Investment grade” categories indicate relatively low to moderate credit risk, while ratings in the “speculative” categories either signal a higher level of credit risk or that a default has already occurred.

A designation of “Not Rated” or “NR” is used to denote securities not rated by Fitch where Fitch has rated some, but not all, securities comprising an issuance capital structure.

Credit ratings express risk in relative rank order, which is to say they are ordinal measures of credit risk and are not predictive of a specific frequency of default or loss.

Fitch Ratings’ credit ratings do not directly address any risk other than credit risk. In particular, ratings do not deal with the risk of a market value loss on a rated security due to changes in interest rates, liquidity and other market considerations. However, in terms of payment obligation on the rated liability, market risk may be considered to the extent that it influences the ability of an issuer to pay upon a commitment. Ratings nonetheless do not reflect market risk to the extent that they influence the size or other conditionality of the obligation to pay upon a commitment (for example, in the case of index-linked bonds).

In the default components of ratings assigned to individual obligations or instruments, the agency typically rates to the likelihood of non-payment or default in accordance with the terms of that instrument’s documentation. In limited cases, Fitch Ratings may include additional considerations (i.e. rate to a higher or lower standard than that implied in the obligation’s documentation). In such cases, the agency will make clear the assumptions underlying the agency’s opinion in the accompanying rating commentary.

Long-Term Credit Rating Scales

Issuer Credit Rating Scales

Rated entities in a number of sectors, including financial and non-financial corporations, sovereigns and insurance companies, are generally assigned Issuer Default Ratings (IDRs). IDRs opine on an entity’s relative vulnerability to default on financial obligations. The “threshold” default risk addressed by the IDR is generally that of the financial obligations whose non-payment would best reflect the uncured failure of that entity. As such, IDRs also address relative vulnerability to bankruptcy, administrative receivership or similar concepts, although the agency recognizes that issuers may also make pre-emptive and therefore voluntary use of such mechanisms.

In aggregate, IDRs provide an ordinal ranking of issuers based on the agency’s view of their relative vulnerability to default, rather than a prediction of a specific percentage likelihood of default. For historical information on the default experience of Fitch-rated issuers, please consult the transition and default performance studies available from the Fitch Ratings website.

AAA

Highest credit quality. ‘AAA’ ratings denote the lowest expectation of default risk. They are assigned only in cases of exceptionally strong capacity for payment of financial commitments. This capacity is highly unlikely to be adversely affected by foreseeable events.

AA

Very high credit quality. ‘AA’ ratings denote expectations of very low default risk. They indicate very strong capacity for payment of financial commitments. This capacity is not significantly vulnerable to foreseeable events.

A-10

A

High credit quality. ‘A’ ratings denote expectations of low default risk. The capacity for payment of financial commitments is considered strong. This capacity may, nevertheless, be more vulnerable to adverse business or economic conditions than is the case for higher ratings.

BBB

Good credit quality. ‘BBB’ ratings indicate that expectations of default risk are currently low. The capacity for payment of financial commitments is considered adequate but adverse business or economic conditions are more likely to impair this capacity.

BB

Speculative. ‘BB’ ratings indicate an elevated vulnerability to default risk, particularly in the event of adverse changes in business or economic conditions over time; however, business or financial flexibility exists which supports the servicing of financial commitments.

B

Highly speculative. ‘B’ ratings indicate that material default risk is present, but a limited margin of safety remains. Financial commitments are currently being met; however, capacity for continued payment is vulnerable to deterioration in the business and economic environment.

CCC

Substantial credit risk. Default is a real possibility.

CC

Very high levels of credit risk. Default of some kind appears probable.

C

Exceptionally high levels of credit risk. Default is imminent or inevitable, or the issuer is in stand still. Conditions that are indicative of a ‘C’ category rating for an issuer include:

a.	the issuer has entered into a grace or cure period following non-payment of a material financial obligation;

b.	the issuer has entered into a temporary negotiated waiver or standstill agreement following a payment default on a material financial obligation; or

c.	Fitch Ratings otherwise believes a condition of ‘RD’ or ‘D’ to be imminent or inevitable, including through the formal announcement of a distressed debt exchange.

RD

Restricted default. ‘RD’ ratings indicate an issuer that in Fitch Ratings’ opinion has experienced an uncured payment default on a bond, loan or other material financial obligation but which has not entered into bankruptcy filings, administration, receivership, liquidation or other formal winding-up procedure, and which has not otherwise ceased operating. This would include:

a.	the selective payment default on a specific class or currency of debt;

A-11

b.	the uncured expiry of any applicable grace period, cure period or default forbearance period following a payment default on a bank loan, capital markets security or other material financial obligation;

c.	the extension of multiple waivers or forbearance periods upon a payment default on one or more material financial obligations, either in series or in parallel; or

d.	execution of a distressed debt exchange on one or more material financial obligations.

D

Default. ‘D’ ratings indicate an issuer that in Fitch Ratings’ opinion has entered into bankruptcy filings, administration, receivership, liquidation or other formal winding-up procedure, or which has otherwise ceased business.

Default ratings are not assigned prospectively to entities or their obligations; within this context, non-payment on an instrument that contains a deferral feature or grace period will generally not be considered a default until after the expiration of the deferral or grace period, unless a default is otherwise driven by bankruptcy or other similar circumstance, or by a distressed debt exchange.

“Imminent” default typically refers to the occasion where a payment default has been intimated by the issuer, and is all but inevitable. This may, for example, be where an issuer has missed a scheduled payment, but (as is typical) has a grace period during which it may cure the payment default. Another alternative would be where an issuer has formally announced a distressed debt exchange, but the date of the exchange still lies several days or weeks in the immediate future.

In all cases, the assignment of a default rating reflects the agency’s opinion as to the most appropriate rating category consistent with the rest of its universe of ratings, and may differ from the definition of default under the terms of an issuer’s financial obligations or local commercial practice.

Note:

The modifiers “+” or ”-” may be appended to a rating to denote relative status within major rating categories. Such suffixes are not added to the ‘AAA’ Long-Term IDR category, or to Long-Term IDR categories below ‘B’.

Limitations of the Issuer Credit Rating Scale

Specific limitations relevant to the issuer credit rating scale include:

•	The ratings do not predict a specific percentage of default likelihood over any given time period.

•	The ratings do not opine on the market value of any issuer’s securities or stock, or the likelihood that this value may change.

•	The ratings do not opine on the liquidity of the issuer’s securities or stock.

•	The ratings do not opine on the possible loss severity on an obligation should an issuer default.

•	The ratings do not opine on the suitability of an issuer as counterparty to trade credit.

•	The ratings do not opine on any quality related to an issuer’s business, operational or financial profile other than the agency’s opinion on its relative vulnerability to default.

Ratings assigned by Fitch Ratings articulate an opinion on discrete and specific areas of risk. The above list is not exhaustive, and is provided for the reader’s convenience. Readers are requested to review the section Understanding Credit Ratings—Limitations and Usage for further information on the limitations of the agency’s ratings.

A-12

Short-Term Credit Ratings

Short-Term Ratings Assigned to Issuers or Obligations in Corporate, Public and Structured Finance

A short-term issuer or obligation rating is based in all cases on the short-term vulnerability to default of the rated entity or security stream, and relates to the capacity to meet financial obligations in accordance with the documentation governing the relevant obligation. Short-Term Ratings are assigned to obligations whose initial maturity is viewed as “short term” based on market convention. Typically, this means up to 13 months for corporate, sovereign and structured obligations, and up to 36 months for obligations in U.S. public finance markets.

F1

Highest short-term credit quality. Indicates the strongest intrinsic capacity for timely payment of financial commitments; may have an added “+” to denote any exceptionally strong credit feature.

F2

Good short-term credit quality. Good intrinsic capacity for timely payment of financial commitments.

F3

Fair short-term credit quality. The intrinsic capacity for timely payment of financial commitments is adequate.

B

Speculative short-term credit quality. Minimal capacity for timely payment of financial commitments, plus heightened vulnerability to near term adverse changes in financial and economic conditions.

C

High short-term default risk. Default is a real possibility.

RD

Restricted default. Indicates an entity that has defaulted on one or more of its financial commitments, although it continues to meet other financial obligations. Applicable to entity ratings only.

D

Default. Indicates a broad-based default event for an entity, or the default of a short-term obligation.

Limitations of the Short-Term Ratings Scale

Specific limitations relevant to the Short-Term Ratings scale include:

•	The ratings do not predict a specific percentage of default likelihood over any given time period.

•	The ratings do not opine on the market value of any issuer’s securities or stock, or the likelihood that this value may change.

•	The ratings do not opine on the liquidity of the issuer’s securities or stock.

•	The ratings do not opine on the possible loss severity on an obligation should an obligation default.

•	The ratings do not opine on any quality related to an issuer or transaction’s profile other than the agency’s opinion on the relative vulnerability to default of the rated issuer or obligation.

A-13

Ratings assigned by Fitch Ratings articulate an opinion on discrete and specific areas of risk. The above list is not exhaustive, and is provided for the reader’s convenience. Readers are requested to review the section Understanding Credit Ratings—Limitations and Usage for further information on the limitations of the agency’s ratings.

Standard Rating Actions

Affirmed*

The rating has been reviewed with no change in rating. Ratings affirmations may also include an affirmation of, or change to Outlook when an Outlook is used.

Confirmed

Action taken in response to an external request or change in terms. Rating has been reviewed in either context, and no rating change has been deemed necessary. For servicer ratings, action taken in response to change in financial condition or IDR of servicer where servicer rating is reviewed in that context exclusively, and no rating action has been deemed necessary.

Downgrade*

The rating has been lowered in the scale.

Matured*/Paid-In-Full

a. ‘Matured’ – This action is used when an issue has reached the end of its repayment term and rating coverage is discontinued. Denoted as ‘NR’.

b. ‘Paid-In-Full’ – This action indicates that the issue has been paid in full. As the issue no longer exists, it is therefore no longer rated. Denoted as ‘PIF.’

New Rating*

Rating has been assigned to a previously unrated issue primarily used in cases of shelf issues such as MTNs or similar program.

Prerefunded*

Assigned to long-term US Public Finance issues after Fitch assesses refunding escrow.

Publish*

Initial public announcement of rating on the agency’s website, although not necessarily the first rating assigned. This action denotes when a previously private rating is published.

Upgrade*

The rating has been raised in the scale.

Withdrawn*

The rating has been withdrawn and the issue or issuer is no longer rated by Fitch Ratings. Indicated in rating databases with the symbol ‘WD’.

*	A rating action must be recorded for each rating in a required cycle to be considered compliant with Fitch policy concerning aging of ratings. Not all Ratings or Data Actions, or changes in rating modifiers, will meet this requirement. Actions that meet this requirement are noted with an * in the above definitions.

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STATEMENT OF ADDITIONAL INFORMATION

February 1, 2014

LOOMIS SAYLES FUNDS I

•	Loomis Sayles Fixed Income Fund

Institutional Class (LSFIX)

•	Loomis Sayles Institutional High Income Fund

Institutional Class (LSHIX)

•	Loomis Sayles Investment Grade Fixed Income Fund

Institutional Class (LSIGX)

This Statement of Additional Information (the “Statement”) contains information which may be useful to investors but which is not included in the Statutory Prospectus of the series of Loomis Sayles Funds I listed above (collectively the “Funds,” with each series being known as a “Fund”). This Statement is not a prospectus and is authorized for distribution only when accompanied or preceded by the Loomis Sayles Institutional Funds Summary or Statutory Prospectuses dated February 1, 2014, as may be revised and supplemented from time to time (collectively, the “Prospectus”). This Statement should be read together with the Prospectus. Investors may obtain the Prospectus without charge from Loomis Sayles Funds, P.O. Box 219594, Kansas City, MO 64121-9594, by calling Loomis Sayles Funds at 800-633-3330 or by visiting the Funds’ website at www.loomissayles.com.

The Funds’ financial statements and accompanying notes that appear in the Funds’ annual reports are incorporated by reference into this Statement. Each Fund’s annual and semiannual reports contain additional performance information and are available upon request and without charge by calling Loomis Sayles Funds at 800-633-3330 or by visiting the Funds’ website at www.loomissayles.com.

M-LSLISAI-0214

THE TRUST

Loomis Sayles Funds I (the “Trust”) is registered with the Securities and Exchange Commission (the “SEC”) as an open-end management investment company and is organized as a Massachusetts business trust under the laws of Massachusetts by an Agreement and Declaration of Trust (a “Declaration of Trust”) dated December 23, 1993, as amended and restated on June 22, 2005, and is a “series” company as described in Section 18(f)(2) of the Investment Company Act of 1940, as amended (the “1940 Act”). Prior to July 1, 2003, Loomis Sayles Funds I was named “Loomis Sayles Investment Trust.” The Trust offers a total of ten series.

The Loomis Sayles Fixed Income Fund, a diversified series of the Trust, was organized in Massachusetts and commenced operations on January 17, 1995. The Loomis Sayles Institutional High Income Fund, a diversified series of the Trust, was organized in Massachusetts and commenced operations on June 5, 1996. The Loomis Sayles Investment Grade Fixed Income Fund, a diversified series of the Trust, was organized in Massachusetts and commenced operations on July 1, 1994.

INVESTMENT STRATEGIES AND RISKS

The investment policies of each Fund set forth in its Prospectus and in this Statement may be changed by the Trust’s Board of Trustees (the “Board”) without shareholder approval, except that (1) the investment objective of each Fund as set forth in its Prospectus and (2) any policy of a Fund explicitly identified as “fundamental” may not be changed without the approval of the holders of a majority of the outstanding shares of the relevant Fund (which in the Prospectus and this Statement means the lesser of (i) 67% of the shares of that Fund present at a meeting at which more than 50% of the Fund’s outstanding shares are present or represented by proxy or (ii) more than 50% of the Fund’s outstanding shares). Except in the case of restrictions marked with a dagger (†) below, the percentage limitations set forth below and in the Prospectus will apply at the time a security is purchased and will not be considered violated unless an excess or deficiency occurs or exists immediately after and as a result of such purchase.

INVESTMENT RESTRICTIONS

In addition to the investment objective and policies set forth in the Prospectus, the following investment restrictions are policies of each Fund. The investment restrictions marked with an asterisk are fundamental policies.

Each Fund may not:

*(1) Act as underwriter, except to the extent that, in connection with the disposition of portfolio securities, it may be deemed to be an underwriter under certain federal securities laws.

*(2) Invest in oil, gas, or other mineral leases, rights, or royalty contracts, or in real estate, commodities, or commodity contracts. (This restriction does not prevent any Fund from engaging in transactions in futures contracts relating to securities indices, interest rates, or financial instruments or options, or from investing in issuers that invest or deal in the foregoing types of assets or from purchasing securities that are secured by real estate).

*(3) Make loans, except to the extent permitted under the 1940 Act. (For purposes of this investment restriction, neither (i) entering into repurchase agreements nor (ii) purchasing debt obligations in which a Fund may invest consistent with its investment policies is considered the making of a loan.)

*(4) Change its classification pursuant to Section 5(b) of the 1940 Act from a “diversified” to “non-diversified” management investment company.

*(5) Purchase any security (other than U.S. government securities) if, as a result, more than 25% of the Fund’s assets (taken at current value) would be invested in any one industry (in the utilities category, gas, electric, water and telephone companies will be considered as being in separate industries.)

*(6) Borrow money in excess of 10% of its assets (taken at cost) or 5% of its assets (taken at current value), whichever is lower, nor borrow any money except as a temporary measure for extraordinary or emergency purposes; however, the Fund’s use of reverse repurchase agreements and “dollar roll” arrangements shall not constitute borrowing by the Fund for purposes of this restriction.

†(7) Purchase any illiquid security, including any security that is not readily marketable, if, as a result, more than 15% of the Fund’s net assets (based on current value) would then be invested in such securities.

*(8) Issue senior securities other than any borrowing permitted by restriction (6) above. (For the purposes of this restriction, none of the following is deemed to be a senior security: any pledge, mortgage, hypothecation, or other encumbrance of assets; any collateral arrangements with respect to options, futures contracts, and options on futures contracts and with respect to initial and variation margin; and the purchase or sale of or entry into options, forward contracts, futures contracts, options on futures contracts, swap contracts, or any other derivative investments to the extent that Loomis Sayles & Company, L.P. (“Loomis Sayles” or the “Adviser”) determines that the Fund is not required to treat such investments as senior securities pursuant to the pronouncements of the SEC.

Some Funds have other non-fundamental investment parameters, as listed below. It is a non-fundamental policy that the investment parameters listed below not be changed without providing 60 days’ notice to shareholders of the relevant Fund in accordance with Rule 35d-1 under the 1940 Act.

Loomis Sayles Fixed Income Fund

Under normal circumstances, the Fund will invest at least 80% of its net assets (plus any borrowings made for investment purposes) in fixed-income securities.

Loomis Sayles Investment Grade Fixed Income Fund

Under normal circumstances, the Fund will invest at least 80% of its net assets (plus any borrowings made for investment purposes) in investment-grade fixed-income securities.

General Notes on Investment Restrictions

In addition to temporary borrowing, and subject to any stricter restrictions on borrowing applicable to any particular Fund, a Fund may borrow from any bank, provided that immediately after any such borrowing there is an asset coverage of at least 300% for all borrowings by a Fund and provided further, that in the event that such asset coverage shall at any time fall below 300%, a fund shall, within three days (not including Sundays and holidays) thereafter or such longer period as the SEC may prescribe by rules and regulations, reduce the amount of its borrowings to such an extent that the asset coverage of such borrowing shall be at least 300%. With respect to restrictions on borrowing, the 1940 Act limits a fund’s ability to borrow money on a non-temporary basis if such borrowings constitute “senior securities.” The Funds may also borrow money or engage in economically similar transactions if those transactions do no constitute “senior securities” under the 1940 Act.

Under current pronouncements, certain positions (e.g., reverse repurchase agreements) are excluded from the definition of “senior security” so long as a Fund maintains adequate cover, segregation of assets or otherwise. Similarly, a short sale will not be considered a senior security if a Fund takes certain steps contemplated by SEC staff pronouncements, such as ensuring the short sale transaction is adequately covered.

A Fund may not purchase any illiquid security if, as a result, more than 15% of the Fund’s net assets (based on current value) would then be invested in such securities. This policy may be changed without a shareholder vote. The staff of the SEC is presently of the view that repurchase agreements maturing in more than seven days are subject to this restriction. Until that position is revised, modified or rescinded, the Fund will conduct its operations in a manner consistent with this view. This limitation on investment in illiquid securities does not apply to certain securities which might otherwise be considered illiquid, including securities issued pursuant to Rule 144A under the Securities Act of 1933 (the “Securities Act”) and certain commercial paper, which the Adviser has determined to be liquid under procedures approved by the Board.

For purposes of the foregoing restrictions, the Funds do not consider a swap or other derivative contract on one or more securities, indices, currencies or interest rates to be a commodity or a commodity contract.

INVESTMENT STRATEGIES

The following is a list of certain investment strategies, including particular types of securities or instruments or specific practices that may be used by Loomis Sayles in managing the Funds. Each Fund’s principal strategies are described in its Prospectus. This Statement describes some of the non-principal strategies the Funds may use, including related risks, in addition to providing additional information about their principal strategies. The list of securities or other instruments under each category below is not intended to be an exclusive list of securities, investments and practices for investments. Unless a strategy, practice or security is specifically prohibited by the investment restrictions listed in the applicable Prospectus, in the section “Investment Restrictions” in this Statement, or under applicable law, each Fund may engage in each of the strategies and invest in securities and instruments in addition to those listed below. Loomis Sayles may invest in a general category listed below and, where applicable, with particular emphasis on a certain type of security, but investment is not limited to the categories listed below or the securities specifically enumerated under each category. A Fund is not required to engage in a particular transaction or invest in any security or instrument, even if to do so might benefit the Fund. Loomis Sayles may invest in some securities under a given category as a primary strategy and in other securities under the same category as a secondary strategy. Loomis Sayles may invest in any security that falls under the specific category, including securities that are not listed below. The relevant Prospectus and/or this Statement will be updated if a Fund begins to engage in investment practices that are not described in a Prospectus and/or this Statement.

Fund	Securities	Practices
Fixed Income Fund	Debt Securities (Investment-Grade Fixed-Income Securities, Corporate Securities, Convertible Securities, U.S. Government Securities, Below Investment-Grade Fixed-Income Securities, Zero- Coupon Securities, Rule 144A Securities, Mortgage-Backed Securities, Stripped Securities, Asset-Backed Securities, Real Estate Investment Trusts, When-Issued Securities, Commercial Paper, Collateralized Mortgage Obligations, Mortgage-Related Securities (including Dollar Rolls, Structured Notes, Inflation-Linked Securities), Bank Loans) Equity Securities (Common Stocks, Preferred Stocks, Investment Companies) Foreign Securities (Emerging Markets, Foreign Currency Transactions, Supranational Entities)	Temporary Defensive Strategies, Repurchase Agreements, Swap Contracts, Illiquid Securities, Futures Contracts, Options

Fund	Securities	Practices
Institutional High Income Fund	Debt Securities (Below Investment-Grade Fixed-Income Securities,
Corporate Securities, Convertible Securities, U.S. Government
Securities, Zero-Coupon Securities, Rule 144A Securities, Securities,
Stripped Mortgage-Backed Securities, Asset-Backed Securities, Real
Estate Investment Trusts, When-Issued Securities, Commercial Paper,
Collateralized Mortgage Obligations, Mortgage-Related Securities
(including Dollar Rolls, Structured Notes, Inflation-Linked Securities),
Bank Loans) Equity Securities (Investment Companies) Foreign
Securities (Emerging Markets, Foreign Currency Transactions,
	Supranational Entities)	Temporary Defensive Strategies, Repurchase Agreements, Swap Contracts, Illiquid Securities, Futures Contracts, Options

Investment Grade Fixed Income Fund	Debt Securities (Investment-Grade Fixed-Income Securities, Corporate Bonds, U.S. Government Securities, Below Investment-Grade Fixed-Income Securities, Zero-Coupon Securities, Rule 144A Securities, Mortgage-Backed Securities, Stripped Securities, Real Estate Investment Trusts, When-Issued Securities, Collateralized Mortgage Obligations, Mortgage-Related Securities (including Dollar Rolls, Structured Notes, Inflation-linked Securities), Bank Loans) Equity Securities (Common Stocks, Preferred Stocks, Investment Companies) Foreign Securities (Emerging Markets, Supranational Entities, Foreign Currency Transactions)	Temporary Defensive Strategies, Futures Contracts, Options, Swap Contracts

TYPES OF SECURITIES

Adjustable Rate Mortgage Security (“ARM”)

Some Funds may invest in ARMs. An ARM, like a traditional mortgage security, is an interest in a pool of mortgage loans that provides investors with payments consisting of both principal and interest as mortgage loans in the underlying mortgage pool are paid off by the borrowers. ARMs have interest rates that are reset at periodic intervals, usually by reference to some interest rate index or market interest rate. Although the rate adjustment feature may act as a buffer to reduce sharp changes in the value of adjustable rate securities, these securities are still subject to changes in value based on changes in market interest rates or changes in the issuer’s creditworthiness. Since the interest rates are reset only periodically, changes in the interest rate on ARMs may lag behind changes in prevailing market interest rates. In addition, some ARMs (or the underlying mortgages) are subject to caps or floors that limit the maximum change in interest rate during a specified period or over the life of the security. As a result, changes in the interest rate on an ARM may not fully reflect changes in prevailing market interest rates during certain periods. Because of the resetting of interest rates, ARMs are less likely than non-adjustable rate securities of comparable quality and maturity to increase significantly in value when market interest rates fall. In addition, a Fund will not benefit from increases in interest rates to the extent that interest rates rise to the point where they cause the current coupon of the underlying ARM to exceed a cap rate for a particular mortgage. See “Mortgage-Related Securities” for more information on the risks involved in ARMs.

Asset-Backed Securities

Certain Funds may invest in asset-backed securities, which are securities that represent a participation in, or are secured by and payable from, a stream of payments generated by particular assets, most often a pool or pools of similar assets (e.g., trade receivables). The credit quality of these securities depends primarily upon the quality of the underlying assets and the level of credit support and/or enhancement provided. Mortgage-backed securities are a type of asset-backed security. The securitization techniques used to develop mortgage securities are being applied to a broad range of other assets. Through the use of trusts and special purpose vehicles, assets, such as automobile and credit card receivables, are being securitized in pass-through structures similar to mortgage pass-through structures or in a pay-through structure similar to a collateralized mortgage obligation (“CMO”) structure (described below). Generally, the issuers of asset-backed bonds, notes or pass-through certificates are special purpose entities and do not have any significant assets other than the receivables securing such obligations. In general, the collateral supporting asset-backed securities is of shorter maturity than mortgage loans. Instruments backed by pools of receivables are similar to mortgage-backed securities in that they are subject to unscheduled prepayments of principal prior to maturity. When the obligations are prepaid, a Fund will ordinarily reinvest the prepaid amounts in securities the yields of which reflect interest rates prevailing at the time. Therefore, a Fund’s ability to maintain a portfolio that includes high-yielding asset-backed securities will be adversely affected to the extent that prepayments of principal must be reinvested in securities that have lower yields than the prepaid obligations. Moreover, prepayments of securities purchased at a premium could result in a realized loss. In addition, the value of some mortgage-backed or asset-backed securities in which a Fund invests may be particularly sensitive to changes in prevailing interest rates, and the ability of a Fund to successfully utilize these instruments may depend in part upon the ability of the Fund’s Adviser to forecast interest rates and other economic factors correctly. The market for mortgage-back and asset-backed securities is characterized by high volatility and a lack of liquidity. As a result, the value of these securities may significantly decline. There can be no assurance that these markets will become more liquid or less volatile, and it is possible that the value of these securities could decline precipitously. Asset-backed securities involve risks similar to those described in the section “Mortgage-Related Securities.”

Some Funds may also gain exposure to asset-backed securities through entering into credit default swaps or other derivative instruments related to this asset class. For example, a Fund may enter into credit default swaps on ABX, which are indices made up of tranches of asset-backed securities, each with different credit ratings. Utilizing ABX, one can either gain synthetic risk exposure to a portfolio of such securities by “selling protection” or take a short position by “buying protection.” The protection buyer pays a monthly premium to the protection seller, and the seller agrees to cover any principal losses and interest shortfalls of the referenced underlying asset-backed securities. Credit default swaps and other derivative instruments related to asset-backed securities are subject to the risks associated with asset-backed securities generally, as well as the risks of derivative transactions. See the section “Derivative Instruments” below.

Bank Loans

Some Funds may invest in bank loans, which include senior secured and unsecured floating rate loans made by banks and other financial institutions to corporate customers. Typically, these loans hold the most senior position in a borrower’s capital structure, may be secured by the borrower’s assets and have interest rates that reset frequently. These loans may not be rated investment-grade by the rating agencies. Economic downturns generally lead to higher non-payment and default rates and a senior loan could lose a substantial part of its value prior to a default. However, as compared to junk bonds, senior floating rate loans are typically senior in the capital structure and are often secured by collateral of the borrower. A Fund’s investments in loans are subject to credit risk, and even secured bank loans may not be adequately collateralized. The interest rates on many bank loans reset frequently, and therefore investors are subject to the risk that the return will be less than anticipated when the investment was first made. Most bank loans, like most investment-grade bonds, are not traded on any national securities exchange. Bank loans generally have less liquidity than investment-grade bonds and there may be less public information available about them.

A Fund may participate in the primary syndicate for a bank loan or it may also purchase loans from other lenders (sometimes referred to as loan assignments). A Fund may also acquire a participation interest in another lender’s portion of the senior loan. Large loans to corporations or governments may be shared or syndicated among several lenders, usually banks. A Fund may participate in such syndicates, or can buy part of a loan, becoming a direct lender. Participation interests involve special types of risk, including liquidity risk and the risks of being a lender. If a Fund purchases a participation interest, it may only be able to enforce its rights through the lender, and may assume the credit risk of the lender in addition to the credit risk of the borrower.

Collateralized Mortgage Obligations

Certain Funds may invest in CMOs, which are securities backed by a portfolio of mortgages or mortgage-backed securities held under indentures. CMOs may be issued either by U.S. government instrumentalities or by non-governmental entities. CMOs are not direct obligations of the U.S. government. The issuer’s obligation to make interest and principal payments is secured by the underlying portfolio of mortgages or mortgage-backed securities. CMOs are issued with a number of classes or series which have different maturities and which may represent interests in some or all of the interest or principal on the underlying collateral or a combination thereof. CMOs of different classes are generally retired in sequence as the underlying mortgage loans in the mortgage pool are repaid. In the event of sufficient early prepayments on such mortgages, the class or series of CMOs first to mature generally will be retired prior to its maturity. Thus, the early retirement of a particular class or series of CMO held by a Fund would have a similar effect to the prepayment of mortgages underlying a mortgage pass-through security. CMOs and other asset-backed and mortgage-backed securities may be considered derivative securities. CMOs involve risks similar to those described in the section “Mortgage-Related Securities.”

Common Stocks and Other Equity Securities

The Funds may invest in equity securities. Common stocks, preferred stocks, warrants, securities convertible into common or preferred stocks and similar securities, together called “equity securities,” are generally volatile and more risky than some other forms of investment. Equity securities of companies with relatively small market capitalizations may be more volatile than the securities of larger, more established companies and than the broad equity market indices generally. Common stock and other equity securities may take the form of stock in corporations, partnership interests, interests in limited liability companies and other direct or indirect interests in business organizations.

Equity securities are securities that represent an ownership interest (or the right to acquire such an interest) in a company and may include common and preferred stocks, securities exercisable for, or convertible into, common or preferred stocks, such as warrants, convertible debt securities and convertible preferred stock, and other equity-like interests in an entity. Equity securities may take the form of stock in a corporation, limited partnership interests, interests in limited liability companies, depositary receipts, real estate investment trusts (“REITs”) or other trusts and other similar securities. Common stocks represent an equity or ownership interest in an issuer. Preferred stocks represent an equity or ownership interest in an issuer that pays dividends at a specified rate and that has precedence over common stock in the payment of dividends. Shareholders may suffer a loss of value if dividends are not paid. The market prices of preferred stocks are subject to changes in interest rates and are more sensitive to changes in the issuer’s creditworthiness than are the prices of debt securities. Under normal circumstances, preferred stock does not carry voting rights. In the event that an issuer is liquidated or declares bankruptcy, the claims of owners of bonds and other debt securities generally take precedence over holders of preferred stock, whose claims take precedence over the claims of those who own common stock.

While offering greater potential for long-term growth, equity securities generally are more volatile and more risky than some other forms of investment, particularly debt securities. The value of your investment in a fund that invests in equity securities may decrease, potentially by a significant amount. A Fund may invest in equity securities of companies with relatively small market capitalizations. Securities of such companies may be more volatile than the securities of larger, more established companies and the broad equity market indices. See the section “Small Capitalization Companies.” A Fund’s investments may include securities traded “over-the-counter” (“OTC”) as well as those traded on a securities exchange. Some securities, particularly OTC securities, may be more difficult to sell under some market conditions.

Stocks of companies that Loomis Sayles believes have earnings that will grow faster than the economy as a whole are known as growth stocks. Growth stocks typically trade at higher multiples of current earnings than other stocks. As a result, the values of growth stocks may be more sensitive to changes in current or expected earnings than the values of other stocks. If Loomis Sayles’ assessment of the prospects for a company’s earnings growth is wrong, or if its judgment of how other investors will value the company’s earnings growth is wrong, then the price of that company’s stock may fall or may not approach the value that Loomis Sayles has placed on it.

Stocks of companies that are not expected to experience significant earnings growth, but whose stocks Loomis Sayles believes are undervalued compared to their true worth, are known as value stocks. These companies may have experienced adverse business developments or may be subject to special risks that have caused their stocks to be out of favor. If Loomis Sayles’ assessment of a company’s prospects is wrong, or if other investors do not eventually recognize the value of the company, then the price of the company’s stock may fall or may not approach the value that Loomis Sayles has placed on it. The Loomis Sayles Small Cap Value Fund generally invests a significant portion of its assets in value stocks.

Many stocks may have both “growth” and “value” characteristics, and for some stocks it may be unclear which category, if any, it fits into.

Convertible Securities

Some Funds may invest in convertible securities, including corporate bonds, notes or preferred stocks of U.S. or foreign issuers that can be converted into (exchanged for) common stocks or other equity securities. Convertible securities also include other securities, such as warrants, that provide an opportunity for equity participation. Since convertible securities may be converted into equity securities, their values will normally vary in some proportion with those of the underlying equity securities. Convertible securities usually provide a higher yield than the underlying equity, however, so that the price decline of a convertible security may sometimes be less substantial than that of the underlying equity security. Convertible securities are generally subject to the same risks as non-convertible fixed-income securities, but usually provide a lower yield than comparable fixed-income securities. Many convertible securities are relatively illiquid.

Debt Securities

Certain of the Funds may invest in debt securities. Debt securities are used by issuers to borrow money. The issuer usually pays a fixed, variable or floating rate of interest and must repay the amount borrowed at the maturity of the security. Some debt securities, such as zero-coupon securities, do not pay interest but are sold at a discount from their face values. Debt securities include corporate bonds, government securities and mortgage- and other asset-backed securities. Debt securities include a broad array of short-, medium- and long-term obligations issued by the U.S. or foreign governments, government or international agencies and instrumentalities, and corporate issuers of various types. Some debt securities represent uncollateralized obligations of their issuers; in other cases, the securities may be backed by specific assets (such as mortgages or other receivables) that have been set aside as collateral for the issuer’s obligation. Debt securities generally involve an obligation of the issuer to pay interest or dividends on either a current basis or at the maturity of the securities, as well as the obligation to repay the principal amount of the security at maturity.

Risks. Debt securities are subject to market risk and credit risk. Credit risk relates to the ability of the issuer to make payments of principal and interest and includes the risk of default. Sometimes, an issuer may make these payments from money raised through a variety of sources, including, with respect to issuers of municipal securities, (i) the issuer’s general taxing power, (ii) a specific type of tax, such as a property tax or (iii) a particular facility or project such as a highway. The ability of an issuer to make these payments could be affected by general economic conditions, issues specific to the issuer, litigation, legislation or other political events, the bankruptcy of the issuer, war, natural disasters, terrorism or other major events. U.S. government securities are not generally perceived to involve credit risks to the same extent as investments in other types of fixed-income securities; as a result, the yields available from U.S. government securities are generally lower than the yields available from corporate and municipal debt securities. Market risk is the risk that the value of the security will fall because of changes in market rates of interest. Generally, the value of debt securities falls when market rates of interest are rising. Some debt securities also involve prepayment or call risk. This is the risk that the issuer will repay a Fund the principal on the security before it is due, thus depriving the Fund of a favorable stream of future interest payments.

Because interest rates vary, it is impossible to predict the income of a Fund that invests in debt securities for any particular period. Fluctuations in the value of a Fund’s investments in debt securities will cause the Fund’s net asset value (“NAV”) to increase or decrease.

Depositary Receipts

Certain Funds may invest in foreign equity securities by purchasing “depositary receipts.” Depositary receipts are instruments issued by banks that represent an interest in equity securities held by arrangement with the bank. Depositary receipts can be either “sponsored” or “unsponsored.” Sponsored depositary receipts are issued by banks in cooperation with the issuer of the underlying equity securities. Unsponsored depositary receipts are arranged without involvement by the issuer of the underlying equity securities and, therefore, less information about the issuer of the underlying equity securities may be available and the price may be more volatile than in the case of sponsored depositary receipts. American Depositary Receipts (“ADRs”) are depositary receipts that are bought and sold in the United States and are typically issued by a U.S. bank or trust company that evidence ownership of underlying securities by a foreign corporation. All depositary receipts, including those denominated in U.S. dollars will be subject to foreign currency risk. European Depositary Receipts (“EDRs”) and Global Depositary Receipts (“GDRs”) are depositary receipts that are typically issued by foreign banks or trust companies that evidence ownership of underlying securities issued by either a foreign or U.S. corporation. All depositary receipts, including those denominated in U.S. dollars, will be subject to foreign currency risk.

The effect of changes in the dollar value of a foreign currency on the dollar value of a Fund’s assets and on the net investment income available for distribution may be favorable or unfavorable. A Fund may incur costs in connection with conversions between various currencies. In addition, a Fund may be required to liquidate portfolio assets, or may incur increased currency conversion costs, to compensate for a decline in the dollar value of a foreign currency occurring between the time when the Fund declares and pays a dividend, or between the time when the Fund accrues and pays an operating expense in U.S. dollars.

Because the Funds may invest in depositary receipts, changes in foreign economies and political climates are more likely to affect the Funds than a mutual fund that invests exclusively in U.S. companies. There may also be less government supervision of foreign markets, resulting in non-uniform accounting practices and less publicly available information. If a Fund’s portfolio is over-weighted in a certain geographic region, any negative development affecting that region will have a greater impact on the Fund than a fund that is not over-weighted in that region.

Derivative Instruments

Some Funds may, but are not required to, use a number of derivative instruments for risk management purposes or as part of their investment strategies. Generally, derivatives are financial contracts whose value depends upon, or is derived from, the value of an underlying asset, reference rate or index, and may relate to stocks, bonds, interest rates, currencies or currency exchange rates, commodities, related indices and other assets. For additional information about the use of derivatives in connection with foreign currency transactions, see the section “Foreign Currency Transactions.” The Adviser may decide not to employ any of these strategies and there is no assurance that any derivatives strategy used by a Fund will succeed. In addition, suitable derivative transactions may not be available in all circumstances and there can be no assurance that a Fund will engage in these transactions to reduce exposure to other risks when that would be beneficial. Examples of derivative instruments that a Fund may use include (but are not limited to) options and warrants, futures contracts, options on futures contracts, structured notes, zero-strike warrants and options, swap agreements, swaptions and debt-linked and equity-linked securities.

Derivatives involve special risks, including possible default by the other party to the transaction, illiquidity, difficulties in valuation, leverage risk and, to the extent the Adviser’s view as to certain market movements is incorrect, the risk that the use of derivatives could result in significantly greater losses or lower income or gains than if they had not been used. The Fund’s derivative counterparties may experience financial difficulties or otherwise be unwilling or unable to honor their obligations, possibly resulting in losses to the Fund. Losses resulting from the use of derivatives will reduce a Fund’s NAV, and possibly income, and the losses may be significantly greater than if derivatives had not been used. The degree of a Fund’s use of derivatives may be limited by certain provisions of the Internal Revenue Code of 1986, as amended, (“the Code”). When used, derivatives may increase the amount and affect the timing and character of taxes payable by shareholders. See the subsection “Certain Additional Risks of Derivative Instruments” below for additional information about the risks relating to derivative instruments.

Several types of derivative instruments in which a Fund may invest are described in more detail below. However, the Funds are not limited to investments in these instruments.

Asset Segregation and Coverage

A Fund will segregate with its custodian or otherwise designate on its records liquid assets in an amount the Fund believes to be adequate to ensure that it has sufficient liquid assets to meet its obligations under its derivatives contracts and similar transactions, or the Fund may engage in other measures to “cover” its obligations with respect to such transactions. The amounts that are segregated or designated may be based on the notional value of the derivative or on the daily mark-to-market obligation under the derivatives contract and may be reduced by amounts on deposit with the applicable broker or counterparty to the derivatives transaction. A Fund may segregate amounts in addition to the amounts described above. In certain circumstances, a Fund may enter into an offsetting position rather than segregating or designating liquid assets (e.g., a Fund may cover a written put option with a purchased put option with the same or higher exercise price). Although a Fund’s Adviser will attempt to ensure that the Fund has sufficient liquid assets to cover its obligations under its derivatives contracts, it is possible that the Fund’s liquid assets may be insufficient to support such obligations under its derivatives positions. A Fund may modify its asset segregation policies from time to time.

Futures Contracts

Futures transactions involve a Fund’s buying or selling futures contracts. A futures contract is an agreement between two parties to buy and sell a particular security, commodity, currency or other asset, or group or index of securities, commodities, currencies or other assets, for a specified price on a specified future date. A futures contract creates an obligation by the seller to deliver and the buyer to take delivery of the type of instrument or cash (depending on whether the contract calls for physical delivery or cash settlement) at the time and in the amount specified in the contract. In the case of futures on an index, the seller and buyer agree to settle in cash, at a future date, based on the difference in value of the contract between the date it is opened and the settlement date. The value of each contract is equal to the value of the index from time to time multiplied by a specified dollar amount. For example, S&P 500® Index futures may trade in contracts with a value equal to $250 multiplied by the S&P 500® Index.

When a trader, such as a Fund, enters into a futures contract, it is required to deposit with (or for the benefit of) its broker as “initial margin” an amount of cash or short-term, high-quality/liquid securities (such as U.S. Treasury bills or high quality tax-exempt bonds acceptable to the broker) equal to approximately 2% to 5% of the delivery or settlement price of the contract (depending on applicable exchange rules). Initial margin is held to secure the performance of the holder of the futures contract. As the value of the contract changes, the value of futures contract positions increases or declines. At the end of each trading day, the amount of such increase and decline is received and paid respectively by and to the holders of these positions. The amount received or paid is known as “variation margin.” Gain or loss on a futures position is equal to the net variation margin received or paid over the time the position is held, plus or minus the amount received or paid when the position is closed, minus brokerage commissions and other transaction costs.

Although many futures contracts call for the delivery (or acceptance) of the specified instrument, futures are usually closed out before the settlement date through the purchase (or sale) of a comparable contract. If the price of the sale of the futures contract by a Fund is less than the price of the offsetting purchase, the Fund will realize a loss. A futures sale is closed by purchasing a futures contract for the same aggregate amount of the specific type of financial instrument or commodity and with the same delivery date. Similarly, a futures purchase is closed by the purchaser selling an offsetting futures contract.

Options and Warrants

Options transactions may involve a Fund’s buying or writing (selling) options on securities, futures contracts, securities indices (including futures on securities indices) or currencies. A Fund may engage in these transactions either to enhance investment return or to hedge against changes in the value of other assets that it owns or intends to acquire. Options can generally be classified as either “call” or “put” options. There are two parties to a typical options transaction: the “writer” (seller) and the “buyer.” A call option gives the buyer the right to buy a security or other asset (such as an amount of currency or a futures contract) from, and a put option gives the buyer the right to sell a security or other asset to, the option writer at a specified price, on or before a specified date. The buyer of an option pays a premium when purchasing the option, which reduces the return on the underlying security or other asset if the option is exercised, and results in a loss if the option expires unexercised. The writer of an option receives a premium from writing an option, which may increase its return if the option expires or is closed out at a profit. An “American-style” option allows exercise of the option at any time during the term of the option. A “European-style” option allows an option to be exercised only at a specific time or times, such as the end of its term. Options may be traded on or off an established securities or options exchange.

If the holder (writer) of an option wishes to terminate its position, it may seek to effect a closing sale transaction by selling (buying) an option identical to the option previously purchased. The effect of the purchase is that the previous option position will be canceled. A Fund will realize a profit from closing out an option if the price received for selling the offsetting position is more than the premium paid to purchase the option; the Fund will realize a loss from closing out an option transaction if the price received for selling the offsetting option is less than the premium paid to purchase the option. Since premiums on options having an exercise price close to the value of the underlying securities or futures contracts usually have a time value component (i.e., a value that diminishes as the time within which the option can be exercised grows shorter), the value of an options contract may change as a result of the lapse of time even though the value of the futures contract or security underlying the option (and of the security or other asset deliverable under the futures contract) has not changed. As an alternative to purchasing call and put options on index futures, a Fund may purchase or sell call or put options on the underlying indices themselves. Such options would be used in a manner similar to the use of options on index futures.

Warrants and Rights

Certain Funds may invest in warrants and rights. A warrant is an instrument that gives the holder a right to purchase a given number of shares of a particular security at a specified price until a stated expiration date. Buying a warrant generally can provide a greater potential for profit or loss than an investment of equivalent amounts in the underlying common stock. The market value of a warrant does not necessarily move with the value of the underlying securities. If a holder does not sell the warrant, it risks the loss of its entire investment if the market price of the underlying security does not, before the expiration date, exceed the exercise price of the warrant. Investment in warrants is a speculative activity. Warrants pay no dividends and confer no rights (other than the right to purchase the underlying securities) with respect to the assets of the issuer. A right is a privilege granted to existing shareholders of a corporation to subscribe for shares of a new issue of common stock before it is issued. Rights normally have a short life, usually two to four weeks, are freely transferable and entitle the holder to buy the new common stock at a lower price than the public offering price.

Options on Indices

Some Funds may transact in options on indices (“index options”). Put and call index options are similar to puts and calls on securities or futures contracts except that all settlements are in cash and gain or loss at expiration depends on changes in the index in question rather than on price movements in individual securities or futures contracts. When a Fund writes an index call option, it receives a premium and undertakes the obligation that, prior to the expiration date (or, upon the expiration date for European-style options), the purchaser of the call, upon exercise of the call, will receive from the Fund an amount of cash if the exercise settlement value of the relevant index is greater than the exercise price of the call. The manner of determining “exercise settlement value” for a particular option series is fixed by the options market on which the series is traded. S&P 500® Index options, for example, have a settlement value that is calculated using the opening sales price in the primary market of each component security on the last business day (usually a Friday) before the expiration date. The amount of cash is equal to the difference between the exercise settlement value of the index and the exercise price of the call times a specified multiple (“multiplier”). When a Fund buys an index call option, it pays a premium and has the same rights as to such call as are indicated above. When a Fund buys an index put option, it pays a premium and has the right, prior to the expiration date (or, upon the expiration date for European-style options), to collect, upon the Fund’s exercise of the put, an amount of cash equal to the difference between the exercise price of the option and the exercise settlement value of the index, times a multiplier, similar to that described above for calls, if the exercise settlement value is less than the exercise price. When a Fund writes an index put option, it receives a premium and the purchaser of the put has the right, prior to the expiration date, to require the Fund to deliver to it an amount of cash equal to the difference between the exercise settlement value of the index and exercise price times the multiplier if the closing level is less than the exercise price.

Exchange-Traded and Over-the-Counter Options

Some Funds may purchase or write both exchange-traded and OTC options. OTC options differ from exchange-traded options in that they are two-party contracts, with price and other terms negotiated between buyer and seller, and generally do not have as much market liquidity as exchange-traded options.

An exchange-traded option may be closed out only on an exchange that generally provides a liquid secondary market for an option of the same series. If a liquid secondary market for an exchange-traded option does not exist, it might not be possible to effect a closing transaction with respect to a particular option, with the result that a Fund would have to exercise the option in order to consummate the transaction. Reasons for the absence of a liquid secondary market on an exchange include the following: (i) there may be insufficient trading interest in certain options; (ii) restrictions may be imposed by an exchange on opening transactions or closing transactions or both; (iii) trading halts, suspensions or other restrictions may be imposed with respect to particular classes or series of options or underlying securities; (iv) unusual or unforeseen circumstances may interrupt normal operations on an exchange; (v) the facilities of an exchange or the Options Clearing Corporation or other clearing organization may not at all times be adequate to handle current trading volume; or (vi) one or more exchanges could, for economic or other reasons, decide or be compelled at some future date to discontinue the trading of options (or a particular class or series of options), in which event the secondary market on that exchange (or in that class or series of options) would cease to exist, although outstanding options on that exchange that had been issued by the Options Clearing Corporation as a result of trades on that exchange would continue to be exercisable in accordance with their terms.

An OTC option (an option not traded on an established exchange) may be closed out only by agreement with the other party to the original option transaction. With OTC options, a Fund is at risk that the other party to the transaction will default on its obligations or will not permit the Fund to terminate the transaction before its scheduled maturity. While a Fund will seek to enter into OTC options only with dealers who agree to or are expected to be capable of entering into closing transactions with the Fund, there can be no assurance that the Fund will be able to liquidate an OTC option at a favorable price at any time prior to its expiration. OTC options are not subject to the protections afforded purchasers of listed options by the Options Clearing Corporation or other clearing organizations.

Index Warrants

Some Funds may purchase put warrants and call warrants whose values vary depending on the change in the value of one or more specified securities indices (“index warrants”). Index warrants are generally issued by banks or other financial institutions and give the holder the right, at any time during the term of the warrant, to receive upon exercise of the warrant a cash payment from the issuer based on the value of the underlying index at the time of exercise. In general, if the value of the underlying index rises above the exercise price of the index warrant, the holder of a call warrant will be entitled to receive a cash payment from the issuer upon exercise based on the difference between the value of the index and the exercise price of the warrant; if the value of the underlying index falls, the holder of a put warrant will be entitled to receive a cash payment from the issuer upon exercise based on the difference between the exercise price of the warrant and the value of the index. The holder of a warrant would not be entitled to any payments from the issuer at a time when, in the case of a call warrant, the exercise price is more than the value of the underlying index, or in the case of a put warrant, the exercise price is less than the value of the underlying index. If a Fund were not to exercise an index warrant prior to its expiration, then the Fund would lose the amount of the purchase price paid by it for the warrant. A Fund will normally use index warrants in a manner similar to its use of options on securities indices.

Forward Contracts

Some Funds may invest in forward contracts. Forward contracts are transactions involving the Fund’s obligation to purchase or sell a specific currency or other asset at a future date at a specified price. For example, forward contracts may be used when the Adviser anticipates that particular foreign currencies will appreciate or depreciate in value or to take advantage of the expected relationships between various currencies, regardless of whether securities denominated in such currencies are held in a Fund’s investment portfolio. Forward contracts may also be used by a Fund for hedging purposes to protect against uncertainty in the level of future foreign currency exchange rates, such as when a Fund anticipates purchasing or selling a foreign security. This technique would allow a Fund to “lock in” the U.S. dollar price of the investment. Forward contracts also may be used to attempt to protect the value of a Fund’s existing holdings of foreign securities. There may be, however, imperfect correlation between a Fund’s foreign securities holdings and the forward contracts entered into with respect to such holdings. The cost to a Fund of engaging in forward contracts varies with factors such as the currency involved, the length of the contract period and the market conditions then prevailing.

Swap Transactions

Some Funds may enter into a variety of swap agreements, including, but not limited to, interest rate, index, commodity, equity-linked, credit default, credit-linked and currency exchange swaps. Depending on the structure of the swap agreement, a Fund may enter into swap transactions to preserve a return or spread on a particular investment or portion of its portfolio, to gain exposure to one or more securities, currencies, commodities or interest rates, to protect against or attempt to take advantage of currency fluctuations, to protect against any increase in the price of securities that a Fund anticipates purchasing at a later date, to efficiently gain exposure to certain markets to add economic leverage to the Fund’s portfolio or to shift the Fund’s investment exposure from one type of investment to another.

Swap agreements are two-party contracts entered into primarily by institutional investors for periods ranging from a few weeks to a number of years. Swap agreements are individually negotiated and structured to include exposure to a variety of types of investments or market factors. In a standard “swap” transaction, two parties agree to exchange the returns (or differentials in rates of return) earned or realized on particular predetermined investments or instruments, which may be adjusted for an interest factor. The gross returns to be exchanged or “swapped” between the parties generally are calculated with respect to a “notional amount,” such as the return on or increase in value of a particular dollar amount invested at a particular interest rate or in a “basket” of securities representing a particular index. In a typical interest rate swap, for example, one party agrees to make regular payments equal to a floating interest rate times a “notional principal amount,” in return for payments equal to a fixed rate times the same amount, for the term of the swap agreement. The “notional principal amount” of a swap transaction is the agreed-upon basis for calculating the payments that the parties agree to exchange, i.e., the return on or increase in value of a particular dollar amount invested at particular interest rate, in a particular foreign currency or commodity or in a “basket” of securities. Under most swap agreements, payments by the parties will be exchanged on a “net basis,” and a party will receive or pay, as the case may be, only the net amount of the two payments.

Swap agreements are sophisticated financial instruments that typically involve a small investment of cash relative to the magnitude of risks assumed. Swaps can be highly volatile and may have a considerable impact on a Fund’s performance, as the potential gain or loss on any swap transaction is not subject to any fixed limit. A Fund’s successful use of swap agreements will depend on the Adviser’s ability to predict correctly whether certain types of investments are likely to produce greater returns than other investments. Because swaps are two-party contracts that may be subject to contractual restrictions on transferability and termination and because they may have terms of greater than seven days, swap agreements may be considered to be illiquid. If a swap is not liquid, it may not be possible to initiate a transaction or liquidate a position at an advantageous time or price, which may result in significant losses. A Fund may also suffer losses if it is unable to terminate (or terminate at the time and price desired) outstanding swap agreements (either by assignment or other disposition) or reduce its exposure through offsetting transactions.

The Funds may also enter into options on swaps. A Fund may engage in swap options for hedging purposes or to manage and mitigate credit and interest rate risk. A Fund may write (sell) and purchase put and call swap options. The use of swap options involves risks, including, among others, (i) imperfect correlation between movements of the price of the swap options and the price of the securities, indices or other assets serving as reference instruments for the swap option, reducing the effectiveness of the instrument for hedging or investment purposes, (ii) the absence of a liquid market to sell a swap option, which could result in difficulty closing a position, (iii) the exacerbation of losses incurred due to changes in the market value of the securities to which they relate, and (iv) counterparty risk.

Moreover, a Fund bears the risk of loss of the amount expected to be received under a swap agreement in the event of the default or bankruptcy of a swap agreement counterparty. When a counterparty’s obligations are not fully secured by collateral, then the Fund is essentially an unsecured creditor of the counterparty. If the counterparty defaults, the Fund will have contractual remedies, but there is no assurance that a counterparty will be able to meet its obligations pursuant to such contracts or that, in the event of default, the Fund will succeed in enforcing contractual remedies. Counterparty risk still exists even if a counterparty’s obligations are secured by collateral because the Fund’s interest in collateral may not be perfected or additional collateral may not be promptly posted as required. Counterparty risk also may be more pronounced if a counterparty’s obligations exceed the amount of collateral held by the Fund (if any), the Fund is unable to exercise its interest in collateral upon default by the counterparty, or the termination value of the instrument varies significantly from the marked-to-market value of the instrument.

Counterparty risk with respect to derivatives will be affected by new rules and regulations affecting the derivatives market. Some derivatives transactions are required to be centrally cleared, and a party to a cleared derivatives transaction is subject to the credit risk of the clearing house and the clearing member through which it holds its cleared position, rather than the credit risk of its original counterparty to the derivative transaction. Credit risk of market participants with respect to derivatives that are centrally cleared is concentrated in a few clearing houses, and it is not clear how an insolvency proceeding of a clearing house would be conducted and what impact an insolvency of a clearing house would have on the financial system. A clearing member is obligated by contract and by applicable regulation to segregate all funds received from customers with respect to cleared derivatives transactions from the clearing member’s proprietary assets. However, all funds and other property received by a clearing broker from its customers are generally held by the clearing broker on a commingled basis in an omnibus account, and the clearing member may invest those funds in certain instruments permitted under the applicable regulations. The assets of a Fund might not be fully protected in the event of the bankruptcy of a Fund’s clearing member, because the Fund would be limited to recovering only a pro rata share of all available funds segregated on behalf of the clearing broker’s customers for a relevant account class. Also, the clearing member is required to transfer to the clearing organization the amount of margin required by the clearing organization for cleared derivatives, which amounts are generally held in an omnibus account at the clearing organization for all customers of the clearing member. Regulations promulgated by the U.S. Commodity Futures Trading Commission (“CFTC”) require that the clearing member notify the clearing house of the amount of initial margin provided by the clearing member to the clearing organization that is attributable to each customer. However, if the clearing member does not provide accurate reporting, the Funds are subject to the risk that a clearing organization will use a Fund’s assets held in an omnibus account at the clearing organization to satisfy payment obligations of a defaulting customer of the clearing member to the clearing organization. In addition, clearing members generally provide to the clearing organization the net amount of variation margin required for cleared swaps for all of its customers in the aggregate, rather than the gross amount of each customer. The Funds are therefore subject to the risk that a clearing organization will not make variation margin payments owed to a Fund if another customer of the clearing member has suffered a loss and is in default, and the risk that a Fund will be required to provide additional variation margin to the clearing house before the clearing house will move the Fund’s cleared derivatives transactions to another clearing member. In addition, if a clearing member does not comply with the applicable regulations or its agreement with the Funds, or in the event of fraud or misappropriation of customer assets by a clearing member, a Fund could have only an unsecured creditor claim in an insolvency of the clearing member with respect to the margin held by the clearing member.

Title VII of the Dodd-Frank Wall Street Reform and Consumer Protection Act (the “Dodd-Frank Act”) established a framework for the regulation of OTC swap markets; the framework outlined the joint responsibility of the CFTC and the SEC in regulating swaps. The CFTC is responsible for the regulation of swaps, the SEC is responsible for the regulation of security-based swaps and jointly they are both responsible for the regulation of mixed swaps.

Credit Default Swaps

Some Funds may enter into credit default swap agreements, which may have as reference obligations one or more debt securities or an index of such securities. In a credit default swap, one party (the “protection buyer”) is obligated to pay the other party (the “protection seller”) a stream of payments over the term of the contract, provided that no credit event, such as a default or a downgrade in credit rating, occurs on the reference obligation. If a credit event occurs, the protection seller must generally pay the protection buyer the “par value” (the agreed-upon notional value) of the referenced debt obligation in exchange for an equal face amount of deliverable reference obligations or a specified amount of cash, depending upon the terms of the swap.

A Fund may be either the protection buyer or protection seller in a credit default swap. If a Fund is a protection buyer, such Fund would pay the counterparty a periodic stream of payments over the term of the contract and would not recover any of those payments if no credit event were to occur. However, if a credit event occurs, a Fund that is a protection buyer has the right to deliver the referenced debt obligations or a specified amount of cash, depending upon the terms of the swap, and receive the par value of such debt obligations from the counterparty protection seller. As a protection seller, a Fund would receive fixed payments throughout the term of the contract if no credit event occurs. If a credit event occurs, however, the value of the obligation received by a Fund (e.g., bonds which defaulted), plus the periodic payments previously received, may be less than the par value of the obligation, or cash received, resulting in a loss to the protection seller. Furthermore, a Fund that is a protection seller would effectively add leverage to its portfolio because such Fund will have investment exposure to the notional amount of the swap.

Credit default swap agreements are subject to greater risk than a direct investment in the reference obligation. Like all swap agreements, credit default swaps are subject to liquidity, credit and counterparty risks. In addition, collateral posting requirements are individually negotiated and there is no regulatory requirement that a counterparty post collateral to secure its obligations or a specified amount of cash, depending upon the terms of the swap, under a credit default swap. Furthermore, there is no requirement that a party be informed in advance when a credit default swap agreement is sold. Accordingly, a Fund may have difficulty identifying the party responsible for payment of its claims. The notional value of credit default swaps with respect to a particular investment is often larger than the total par value of such investment outstanding and, in event of a default, there may be difficulties in making the required deliveries of the reference investments, possibly delaying payments.

If a counterparty’s credit becomes significantly impaired, multiple requests for collateral posting in a short period of time could increase the risk that a Fund may not receive adequate collateral. There is no readily available market for trading credit default swaps. A Fund generally may exit its obligations under a credit default swap only by terminating the contract and paying applicable breakage fees, or by entering into an offsetting credit default swap position, which may cause the Fund to incur more losses.

Investment Pools of Swap Contracts

Some Funds may invest in publicly or privately issued interests in investment pools whose underlying assets are credit default, credit-linked, interest rate, currency exchange, equity-linked or other types of swap contracts and related underlying securities or securities loan agreements. The pools’ investment results may be designed to correspond generally to the performance of a specified securities index or “basket” of securities, or sometimes a single security. These types of pools are often used to gain exposure to multiple securities with less of an investment than would be required to invest directly in the individual securities. They may also be used to gain exposure to foreign securities markets without investing in the foreign securities themselves and/or the relevant foreign market. To the extent that a Fund invests in pools of swap contracts and related underlying securities or securities loan agreements whose performance corresponds to the performance of a foreign securities index or one or more foreign securities, investing in such pools will involve risks similar to the risks of investing in foreign securities. See “Foreign Securities” below. In addition to the risks associated with investing in swaps generally, an investing Fund bears the risks and costs generally associated with investing in pooled investment vehicles, such as paying the fees and expenses of the pool and the risk that the pool or the operator of the pool may default on its obligations to the holder of interests in the pool, such as a Fund. Interests in privately offered investment pools of swap contracts may be considered illiquid and, except to the extent that such interests are deemed liquid under the Funds’ policies, subject to a Fund’s restriction on investments in illiquid securities.

Certain Additional Risks of Derivative Instruments

The use of derivative instruments, including, but not limited to, the futures contracts, options and warrants, forward currency contracts and swap transactions described above, involves risks in addition to those described above or in the Prospectus. Although an adviser may seek to use these transactions to achieve a Fund’s investment goals, no assurance can be given that the use of these transactions will achieve this result. One risk arises because of the imperfect correlation between movements in the price of derivatives contracts and movements in the price of the securities, indices or other assets serving as reference instruments for the derivative. A Fund’s derivative strategies will not be fully effective unless the Fund can compensate for such imperfect correlation. There is no assurance that a Fund will be able to effect such compensation. For example, the correlation between the price movement of the derivatives contract and the hedged security may be distorted due to differences in the nature of the relevant markets. If the price of the futures contract moves more than the price of the hedged security, a Fund would experience either a loss or a gain on the derivative that is not completely offset by movements in the price of the hedged securities. For example, in an attempt to compensate for imperfect price movement correlations, a Fund may purchase or sell futures contracts in a greater dollar amount than the hedged securities if the price movement volatility of the hedged securities is historically greater than the volatility of the futures contract. The use of derivatives for other than hedging purposes may be considered a speculative activity, and involves greater risks than are involved in hedging. With respect to certain derivative transactions (e.g. short positions in which a Fund does not hold the instrument to which the short position relates), the potential risk of loss to a Fund is theoretically unlimited.

The price of index futures may not correlate perfectly with movement in the relevant index due to certain market distortions. One such distortion stems from the fact that all participants in the futures market are subject to margin deposit and maintenance requirements. Rather than meeting additional margin deposit requirements, investors may close futures contracts through offsetting transactions, which could distort the normal relationship between the index and futures markets. Another market distortion results from the deposit requirements in the futures market being less onerous than margin requirements in the securities market, and as a result the futures market may attract more speculators than does the securities market. A third distortion is caused by the fact that trading hours for stock index futures may not correspond perfectly to hours of trading on the exchange to which a particular stock index futures contract relates. This may result in a disparity between the price of index futures and the value of the relevant index due to the lack of continuous arbitrage between the index futures price and the value of the underlying index. Finally, hedging transactions using stock indices involve the risk that movements in the price of the index may not correlate with price movements of the particular portfolio securities being hedged.

Price movement correlation in derivative transactions also may be distorted by the illiquidity of the derivatives markets and the participation of speculators in such markets. If an insufficient number of contracts are traded, commercial users may not deal in derivatives because they do not want to assume the risk that they may not be able to close out their positions within a reasonable amount of time. In such instances, derivatives market prices may be driven by different forces than those driving the market in the underlying securities, and price spreads between these markets may widen. The participation of speculators in the market enhances its liquidity. Nonetheless, the presence of speculators may create temporary price distortions unrelated to the market in the underlying securities.

Positions in futures contracts and options on futures contracts may be established or closed out only on an exchange or board of trade. There is no assurance that a liquid market on an exchange or board of trade will exist for any particular contract or at any particular time. The liquidity of markets in futures contracts and options on futures contracts may be adversely affected by “daily price fluctuation limits” established by commodity exchanges that limit the amount of fluctuation in a futures or options price during a single trading day. Once the daily limit has been reached in a contract, no trades may be entered into at a price beyond the limit, which may prevent the liquidation of open futures or options positions. Prices have in the past exceeded the daily limit on a number of consecutive trading days. If there is not a liquid market at a particular time, it may not be possible to close a futures or options position at such time, and, in the event of adverse price movements, a Fund would continue to be required to make daily cash payments of variation margin. However, if futures or options are used to hedge portfolio securities, an increase in the price of the securities, if any, may partially or completely offset losses on the futures contract.

Income earned by a Fund from its options activities generally will be treated as capital gain and, if not offset by net recognized capital losses incurred by the Fund, will be distributed to shareholders in taxable distributions. Although gain from options transactions may hedge against a decline in the value of a Fund’s portfolio securities, that gain, to the extent not offset by losses, will be distributed in light of certain tax considerations and will constitute a distribution of that portion of the value preserved against decline.

The value of a Fund’s derivative instruments may fluctuate based on a variety of market and economic factors. In some cases, the fluctuations may offset (or be offset by) changes in the value of securities or derivatives held in the Fund’s portfolio. All transactions in derivatives involve the possible risk of loss to a Fund of all or a significant part of the value of its investment. In some cases, the risk of loss may exceed the amount of a Fund’s investment. For example, when a Fund writes a call option or sells a futures contract without holding the underlying securities, currencies or futures contracts, its potential loss is unlimited.

The risks of a Fund’s use of index warrants are generally similar to those relating to its use of index options. Unlike most index options, however, index warrants are issued in limited amounts and are not obligations of a regulated clearing agency, but are backed only by the credit of the bank or other institution which issues the warrant. Also, index warrants generally have longer terms than index options. Although a Fund will normally invest only in exchange-listed warrants, index warrants are not likely to be as liquid as certain index options backed by a recognized clearing agency. In addition, the terms of index warrants may limit a Fund’s ability to exercise the warrants at such time, or in such quantities, as the Fund would otherwise wish to do.

The successful use of derivatives will usually depend on the Adviser’s ability to forecast securities market, currency or other financial market movements correctly. For example, a Fund’s ability to hedge against adverse changes in the value of securities held in its portfolio through options and futures also depends on the degree of correlation between changes in the value of futures or options positions and changes in the values of the portfolio securities. The successful use of certain other derivatives also depends on the availability of a liquid secondary market to enable a Fund to close its positions on a timely basis. There can be no assurance that such a market will exist at any particular time. Furthermore, a Fund’s use of certain derivatives may in some cases involve forms of financial leverage, which involves risk and may increase the volatility of a Fund’s NAV. Leveraging may cause a Fund to liquidate portfolio positions to satisfy its obligations or to meet segregation requirements when it may not be advantageous to do so. To the extent a Fund is not able to close out a leveraged position because of market illiquidity, its liquidity may be impaired to the extent that it has a substantial portion of liquid assets segregated or earmarked to cover obligations.

In the case of options that are not traded on an exchange (OTC options), the Fund is at risk that the other party to the transaction will default on its obligations, or will not permit the Fund to terminate the transaction before its scheduled maturity.

The derivatives markets of foreign countries are small compared to those of the United States and consequently are characterized in most cases by less liquidity than U.S. markets. In addition, derivatives that are traded on foreign exchanges may not be regulated as effectively as similar transactions in the United States, may not involve a clearing mechanism and related guarantees, may be subject to less detailed reporting requirements, and are subject to the risk of governmental actions affecting trading in, or the prices of, foreign securities. The value of such positions also could be adversely affected by (i) other complex foreign political, legal and economic factors, (ii) lesser availability than in the United States of data on which to make trading decisions, (iii) delays in a Fund’s ability to act upon economic events occurring in foreign markets during non-business hours in the United States, (iv) the imposition of different exercise and settlement terms and procedures and margin requirements than in the United States, and (v) lesser trading volume. Furthermore, investments in derivatives markets outside of the United States are subject to many of the same risks as other foreign investments. See “Foreign Securities” below.

Forward contracts are subject to many of the same risks as options, warrants and futures contracts described above. As described in the section “Foreign Currency Transactions” below, forward contracts may give rise to ordinary income or loss to the extent such income or loss results from fluctuations in the value of the foreign currency concerned. In addition, the effect of changes in the dollar value of a foreign currency on the dollar value of a Fund’s assets and on the net investment income available for distribution may be favorable or unfavorable. A Fund may incur costs in connection with conversions between various currencies, and a Fund will be subject to increased illiquidity and counterparty risk because forward contracts are not traded on an exchange and often are not standardized. A Fund may also be required to liquidate portfolio assets, or may incur increased currency conversion costs, to compensate for a decline in the dollar value of a foreign currency occurring between the time when a Fund declares and pays a dividend, or between the time when a Fund accrues and pays an operating expense in U.S. dollars.

Risk of Potential Government Regulation of Derivatives

It is possible that government regulation of various types of derivative instruments, including futures and swap agreements, may limit or prevent a Fund from using such instruments as part of its investment strategy, and could ultimately prevent a Fund from being able to achieve its investment goals. It is impossible to fully predict the effects of legislation and regulation in this area, but the effects could be substantial and adverse. It is possible that legislative and regulatory activity could limit or completely restrict the ability of a Fund to use these instruments as a part of its investment strategy, increase the costs of using these instruments or make them less effective. Limits or restrictions applicable to the counterparties with which a Fund engages in derivative transactions could also prevent a Fund from using these instruments or affect the pricing or other factors relating to these instruments, or may change availability of certain investments.

There is a possibility of future regulatory changes altering, perhaps to a material extent, the nature of an investment in the Funds or the ability of the Funds to continue to implement their investment strategies. In particular, the Dodd-Frank Act was signed into law on July 21, 2010. The Dodd-Frank Act will change the way in which the U.S. financial system is supervised and regulated. Title VII of the Dodd-Frank Act sets forth a new legislative framework for over-the-counter (“OTC”) derivatives, such as swaps, in which the Funds may invest. Title VII of the Dodd-Frank Act makes broad changes to the OTC derivatives market, grants significant new authority to the SEC and the CFTC to regulate OTC derivatives and market participants, and will require clearing of many OTC derivatives transactions. The futures markets are subject to comprehensive statutes, regulations and margin requirements. The SEC, CFTC and the exchanges are authorized to take extraordinary actions in the event of a market emergency, including, for example, the implementation or reduction of speculative position limits, the implementation of higher margin requirements, the establishment of daily price limits and the suspension of trading.

Additional Risk Factors in Cleared Derivatives Transactions

Under recently adopted rules and regulations, transactions in some types of swaps (including interest rate swaps and credit default index swaps on North American and European indices) are required to be centrally cleared. In a cleared derivatives transaction, a Fund’s counterparty is a clearing house, rather than a bank or broker. Since the Funds are not members of a clearing house and only members of a clearing house can participate directly in the clearing house, a Fund will hold cleared derivatives through accounts at its clearing member. In a cleared derivatives transactions, a Fund will make payments (including margin payments) to and receive payments from a clearing house through accounts at its clearing members. Clearing members guarantee performance of their clients’ obligations to the clearing house.

In many ways, centrally cleared derivative arrangements are less favorable to mutual funds than bilateral arrangements. For example, a Fund may be required to provide greater amounts of margin for cleared derivatives transactions than for bilateral derivatives transactions. Also, in contrast to bilateral derivatives transactions, following a period of notice to a Fund, a clearing member generally can require termination of existing cleared derivatives transactions at any time or increases in margin requirements above the margin that the clearing member required at the beginning of a transaction. Clearing houses also have broad rights to increase margin requirements for existing transactions or to terminate transactions at any time. Any increase in margin requirements or termination by the clearing member or the clearing house could interfere with the ability of a Fund to pursue its investment strategy. Further, any increase in margin requirements by a clearing member could also expose a Fund to greater credit risk to its clearing member, because margin for cleared derivatives transactions in excess of clearing house margin requirements typically is held by the clearing member. Also, a Fund is subject to risk if it enters into a derivatives transaction that is required to be cleared (or that Loomis Sayles expects to be cleared), and no clearing member is willing or able to clear the transaction on the Fund’s behalf. While the documentation in place between a Fund and its clearing member generally provides that the clearing members will accept for clearing all transactions submitted for clearing that are within credit limits (specified in advance) for a Fund, the Fund is still subject to the risk that no clearing member will be willing or able to clear a transaction. In those cases, the transaction might have to be terminated, and the Fund could lose some or all of the benefit of the transaction, including loss of an increase in the value of the transaction and/or loss of hedging protection offered by the transaction. In addition, the documentation governing the relationship between a Fund and the clearing member is developed by the clearing member and generally is less favorable to the Fund than typical bilateral derivatives documentation. For example, this documentation generally includes a one-way indemnity by a Fund in favor of the clearing member, indemnifying the clearing member against losses it incurs in connection with acting as a Fund’s clearing member, and the documentation typically does not give the Fund any rights to exercise remedies if the clearing member defaults or becomes insolvent.

These and other new rules and regulations could, among other things, further restrict a Fund’s ability to engage in, or increase the cost to a Fund of, derivatives transactions, for example, by making some types of derivatives no longer available to the Fund, increasing margin or capital requirements, or otherwise limiting liquidity or increasing transaction costs. These regulations are new and evolving, so their potential impact on the Fund and the financial system are not yet known. While the new regulations and the central clearing of some derivatives transactions are designed to reduce systemic risk (i.e., the risk that the interdependence of large derivatives dealers could cause a number of those dealers to suffer liquidity, solvency or other challenges simultaneously), there is no assurance that the new clearing mechanisms will achieve that result, and in the meantime, as noted above, central clearing will expose the Fund to new kinds of risks and costs.

Other Derivatives; Future Developments

The above discussion relates to the Funds’ proposed use of certain types of derivatives currently available. However, the Funds are not limited to the transactions described above. In addition, the relevant markets and related regulations are constantly changing and, in the future, the Funds may use derivatives not currently available or widely in use.

CFTC Regulation

As of the date of this Statement, each Fund has claimed an exclusion from the definition of “commodity pool operator” under the Commodity Exchange Act (the “CEA”) pursuant to Rule 4.5 under the CEA (the “exclusion”) promulgated by the CFTC. Accordingly, neither the Funds nor the adviser (with respect to the Funds) is subject to registration or regulation as a “commodity pool operator” (a “CPO”) under the CEA. To remain eligible for the exclusion, each of the Funds will be limited in its ability to use certain financial instruments regulated under the CEA (“commodity interests”), including futures and options on futures and certain swaps transactions. In the event that a Fund’s investments in commodity interests are not within the thresholds set forth in the exclusion, the Adviser may be required to register as a CPO and/or “commodity trading advisor” with the CFTC with respect to that Fund. The Adviser’s eligibility to claim the exclusion with respect to a Fund will be based upon, among other things, the level and scope of a Fund’s investment in commodity interests, the purposes of such investments and the manner in which the Fund holds out its use of commodity interests. Each Fund’s ability to invest in commodity interests (including, but not limited to, futures and swaps on broad-based securities indexes and interest rates) is limited by the Adviser’s intention to operate the Fund in a manner that would permit the Adviser to continue to claim the exclusion under Rule 4.5, which may adversely affect such Fund’s total return. In the event the Adviser becomes unable to rely on the exclusion in Rule 4.5 and is required to register with the CFTC as a CPO with respect to a Fund, such Fund’s expenses may increase, adversely affecting that Fund’s total return.

Emerging Markets

Investments in foreign securities may include investments in emerging or developing countries, whose economies or securities markets are not yet highly developed. The same or similar risks are seen in investments in companies that are located in developed markets but derive substantial revenues from emerging markets. As noted in the section “Foreign Securities” herein, the risks associated with investing in foreign securities are often heightened for investments in emerging market countries. These heightened risks include (i) greater risks of expropriation, confiscatory taxation, nationalization, and less social, political and economic stability; (ii) the small size of the markets for securities of emerging market issuers and the oftentimes low or nonexistent volume of trading, resulting in lack of liquidity and in price volatility; (iii) certain national policies which may restrict a Fund’s investment opportunities, including restrictions on investing in issuers or industries deemed sensitive to relevant national interests or currency transfer restrictions; (iv) an economy’s dependence on revenues from particular commodities or on international aid or development assistance and (v) the absence of developed legal structures governing private or foreign investment and private property and/or less developed custodial and deposit systems and delays and disruptions in securities settlement procedures. A Fund’s purchase and sale of portfolio securities in certain emerging market countries may be constrained by limitations as to daily changes in the prices of listed securities, periodic trading or settlement volume and/or limitations on aggregate holdings of foreign investors. In certain cases, such limitations may be computed based upon the aggregate trading by or holdings of a Fund, its Adviser and its affiliates, and its respective clients and other service providers. A Fund may not be able to sell securities in circumstances where price, trading or settlement volume limitations have been reached. These limitations may have a negative impact on a Fund’s performance and may adversely affect the liquidity of a Fund’s investment to the extent that it invests in certain emerging market countries. In addition, some emerging market countries may have fixed or managed currencies that are not free-floating against the U.S. dollar. Further, certain emerging market countries’ currencies may not be internationally traded. Certain of these currencies have experienced a steady devaluation relative to the U.S. dollar. If a Fund does not hedge the U.S. dollar value of securities it owns denominated in currencies that are devalued, the Fund’s NAV will be adversely affected. Many emerging market countries have experienced substantial, and in some periods extremely high, rates of inflation for many years. Inflation and rapid fluctuations in inflation rates have had and may continue to have adverse effects on the economies and securities markets of certain of these countries. In determining whether to invest in securities of foreign issuers, Loomis Sayles may consider the likely effects of foreign taxes on the net yield available to a Fund and its shareholders. Compliance with foreign tax laws may reduce a Fund’s net income available for distribution to shareholders.

Fixed-Income Securities

Some of the Funds may invest in fixed-income securities. Fixed-income securities pay a specified rate of interest or dividends, or a rate that is adjusted periodically by reference to some specified index or market rate. Fixed-income securities include securities issued by federal, state, local and foreign governments and related agencies, and by a wide range of private or corporate issuers. Fixed-income securities include, among others, bonds, debentures, notes, bills and commercial paper. Because interest rates vary, it is impossible to predict the income of a Fund for any particular period. In addition, the prices of fixed-income securities generally vary inversely with changes in interest rates. Prices of fixed-income securities may also be affected by items related to a particular issue or to the debt markets generally. The NAV of a Fund’s shares will vary as a result of changes in the value of the securities in the Fund’s portfolio.

Investment-Grade Fixed-Income Securities. To be considered investment-grade quality, at least one of the three major rating agencies (Fitch Investor Services, Inc. (“Fitch”), Moody’s Investors Service, Inc. (“Moody’s”) or Standard & Poor’s Ratings Group (“S&P”)) must have rated the security in one of its respective top four rating categories at the time a Fund acquires the security or, if the security is unrated, Loomis Sayles must have determined it to be of comparable quality.

Below Investment-Grade Fixed-Income Securities. Below investment-grade fixed-income securities (commonly referred to as “junk bonds”) are rated below investment-grade quality. To be considered below investment-grade quality, none of the three major rating agencies (Fitch, Moody’s or S&P) must have rated the security in one of its respective top four rating categories at the time a Fund acquires the security or, if the security is unrated, Loomis Sayles must have determined it to be of comparable quality.

Below investment-grade fixed-income securities are subject to greater credit risk and market risk than higher-quality fixed-income securities. Below investment-grade fixed-income securities are considered predominantly speculative with respect to the ability of the issuer to make timely principal and interest payments. If a Fund invests in below investment-grade fixed-income securities, a Fund’s achievement of its objective may be more dependent on Loomis Sayles’ own credit analysis than is the case with funds that invest in higher-quality fixed-income securities. The market for below investment-grade fixed-income securities may be more severely affected than some other financial markets by economic recession or substantial interest rate increases, by changing public perceptions of this market, or by legislation that limits the ability of certain categories of financial institutions to invest in these securities. In addition, the secondary market may be less liquid for below investment-grade fixed-income securities. This lack of liquidity at certain times may affect the values of these securities and may make the evaluation and sale of these securities more difficult. Below investment-grade fixed-income securities may be in poor standing or in default and typically have speculative characteristics.

For more information about the ratings services’ descriptions of the various ratings categories, see Appendix A. A Fund may continue to hold fixed-income securities that are downgraded in quality subsequent to their purchase if Loomis Sayles believes it would be advantageous to do so.

Foreign Currency Transactions

Some Funds may engage in foreign currency transactions for both hedging and investment purposes. Many foreign securities in a Fund’s portfolio will be denominated in foreign currencies or traded in securities markets in which settlements are made in foreign currencies. Any income on such securities is generally paid to the Fund in foreign currencies. The value of these foreign currencies relative to the U.S. dollar varies continually, causing changes in the dollar value of a Fund’s portfolio investments (even if the local market price of the investments is unchanged) and changes in the dollar value of a Fund’s income available for distribution to its shareholders. The effect of changes in the dollar value of a foreign currency on the dollar value of a Fund’s assets and on the net investment income available for distribution may be favorable or unfavorable.

To protect against a change in the foreign currency exchange rate between the date on which a Fund contracts to purchase or sell a security and the settlement date for the purchase or sale, to gain exposure to one or more foreign currencies or to “lock in” the equivalent of a dividend or interest payment in another currency, a Fund might purchase or sell a foreign currency on a spot (i.e., cash) basis at the prevailing spot rate or may enter into futures contracts on an exchange. If conditions warrant, a Fund may also enter into contracts with banks or broker-dealers to purchase or sell foreign currencies at a future date (“forward contracts”). Forward contracts are subject to many of the same risks as derivatives described in the section “Derivative Instruments” above. Forward contracts may give rise to ordinary income or loss to the extent such income or loss results from fluctuations in the value of the foreign currency concerned. In addition, the effect of changes in the dollar value of a foreign currency on the dollar value of a Fund’s assets and on the net investment income available for distribution may be favorable or unfavorable. A Fund may incur costs in connection with conversions between various currencies, and the Fund will be subject to increased illiquidity and counterparty risk because forward contracts are not traded on an exchange and often are not standardized. A Fund may also be required to liquidate portfolio assets or may incur increased currency conversion costs to compensate for a decline in the dollar value of a foreign currency occurring between the time when the Fund declares and pays a dividend, or between the time when the Fund accrues and pays an operating expense in U.S. dollars.

In addition, some Funds may buy and write options on foreign currencies in a manner similar to that in which futures or forward contracts on foreign currencies will be utilized. A Fund may use options on foreign currencies to hedge against adverse changes in foreign currency conversion rates. For example, a decline in the U.S. dollar value of a foreign currency in which portfolio securities are denominated will reduce the U.S. dollar value of such securities, even if their value in the foreign currency remains constant. In order to protect against such diminutions in the value of the portfolio securities, a Fund may buy put options on the foreign currency. If the value of the currency declines, a Fund will have the right to sell such currency for a fixed amount in U.S. dollars, thereby offsetting, in whole or in part, the adverse effect on its portfolio.

Conversely, when a rise in the U.S. dollar value of a currency in which securities to be acquired are denominated is projected, thereby increasing the cost of such securities, a Fund may buy call options on the foreign currency. The purchase of such options could offset, at least partially, the effects of the adverse movements in exchange rates. As in the case of other types of options, however, the benefit to a Fund from purchases of foreign currency options will be reduced by the amount of the premium and related transaction costs. In addition, if currency exchange rates do not move in the direction or to the extent desired, a Fund could sustain losses or lesser gains on transactions in foreign currency options that would require the Fund to forego a portion or all of the benefits of advantageous changes in those rates.

A Fund may also write options on foreign currencies. For example, to hedge against a potential decline in the U.S. dollar due to adverse fluctuations in exchange rates, a Fund could, instead of purchasing a put option, write a call option on the relevant currency. If the decline expected by a Fund occurs, the option will most likely not be exercised and the diminution in value of portfolio securities be offset at least in part by the amount of the premium received. Similarly, instead of purchasing a call option to hedge against a potential increase in the U.S. dollar cost of securities to be acquired, a Fund could write a put option on the relevant currency which, if rates move in the manner projected by the Fund, will expire unexercised and allow the Fund to hedge the increased cost up to the amount of the premium. If exchange rates do not move in the expected direction, the option may be exercised and the Fund would be required to buy or sell the underlying currency at a loss, which may not be fully offset by the amount of the premium. Through the writing of options on foreign currencies, a Fund also may lose all or a portion of the benefits that might otherwise have been obtained from favorable movements in exchange rates.

The Adviser may decide not to engage in currency transactions, and there is no assurance that any currency strategy used by a Fund will succeed. In addition, suitable currency transactions may not be available in all circumstances and there can be no assurance that a Fund will engage in these transactions when they would be beneficial. The foreign currency transactions in which a Fund may engage involve risks similar to those described in the section “Derivative Instruments.”

A Fund’s use of currency transactions may be limited by tax considerations. Transactions in foreign currencies, foreign currency denominated debt and certain foreign currency options, futures contracts and forward contracts (and similar instruments) may give rise to ordinary income or loss to the extent such income or loss results from fluctuations in the value of the foreign currency concerned and may affect the timing or amount of distributions to shareholders.

Transactions in non-U.S. currencies are also subject to many of the risks of investing in non-U.S. securities described in the section “Foreign Securities.” Because a Fund may invest in foreign securities and foreign currencies, changes in foreign economies and political climates are more likely to affect such a Fund than a mutual fund that invests exclusively in U.S. companies. There may also be less government supervision of foreign markets, resulting in non-uniform accounting practices and less publicly available information. If a Fund’s portfolio is over-weighted in a certain geographic region, any negative development affecting the region will have a greater impact on a Fund than a fund that is not over-weighted in that region.

Foreign Securities

The Funds may invest in foreign securities. Foreign securities may include, among other things, securities of issuers organized or headquartered outside the U.S. as well as obligations of supranational entities. In addition to the risks associated with investing in securities generally, such investments present additional risks not typically associated with investments in comparable securities of U.S. issuers. Investments in emerging markets may be subject to these risks to a greater extent than those in more developed markets, as described more fully under “Emerging Markets” above. The non-U.S. securities in which a Fund may invest, all or a portion of which may be non-U.S. dollar-denominated, may include, among other investments: (a) debt obligations issued or guaranteed by non-U.S. national, provincial, state, municipal or other governments or by their agencies or instrumentalities, including “Brady Bonds”; (b) debt obligations of supranational entities; (c) debt obligations of the U.S. government issued in non-dollar securities; (d) debt obligations and other fixed-income securities of foreign corporate issuers; (e) non-U.S. dollar-denominated securities of U.S. corporate issuers; and (f) equity securities issued by foreign corporations or other business organizations.

There may be less information publicly available about a foreign corporate or government issuer than about a U.S. issuer, and foreign corporate issuers are not generally subject to accounting, auditing and financial reporting standards and practices comparable to those in the U.S. The securities of some foreign issuers are less liquid and, at times, more volatile than securities of comparable U.S. issuers. Foreign brokerage commissions and securities custody costs are often higher than those in the U.S., and judgments against foreign entities may be more difficult to obtain and enforce. With respect to certain foreign countries, there is a possibility of governmental expropriation of assets, confiscatory taxation, political or financial instability and diplomatic developments that could affect the value of investments in those countries. If a Fund’s portfolio is over-weighted in a certain geographic region, any negative development affecting that region will have a greater impact on a Fund than a fund that is not over-weighted in that region. The receipt of interest on foreign government securities may depend on the availability of tax or other revenues to satisfy the issuer’s obligations.

Since most foreign securities are denominated in foreign currencies or traded primarily in securities markets in which settlements are made in foreign currencies, the value of these investments and the net investment income available for distribution to shareholders of a Fund may be affected favorably or unfavorably by changes in currency exchange rates or exchange control regulations. To the extent a Fund may purchase securities denominated in foreign currencies, a change in the value of any such currency against the U.S. dollar will result in a change in the U.S. dollar value of the Fund’s assets and the Fund’s income available for distribution. The recent global economic crisis has caused many European countries to experience serious fiscal difficulties, including bankruptcy, public budget deficits, recession, sovereign default, restructuring of government debt, credit rating downgrades and an overall weakening of the banking and financial sectors. In addition, some European economies may depend on others for assistance, and the inability of such economies to achieve the reforms or objectives upon which that assistance is conditioned may result in a deeper and/or longer global financial downturn. These recent events in the eurozone have called into question the long-term viability of the euro as a shared currency among the eurozone nations. Moreover, the strict fiscal and monetary controls of the European Economic and Monetary Union as well as any new requirements it may impose on member countries may significantly impact such countries and limit them from implementing their own economic policies to some degree. As the result of economic, political, regulatory or other actions taken in response to this crisis, including any discontinuation of the euro as the shared currency among the eurozone nations or the implementation of capital controls or the restructuring of financial institutions, a Fund’s euro-denominated investments may become difficult to value, a Fund may be unable to dispose of investments or repatriate investment proceeds, a Fund’s ability to operate its strategy in connection with euro-denominated securities may be significantly impaired and the value of the Fund’s euro-denominated investments may decline significantly and unpredictably.

Although a Fund’s income may be received or realized in foreign currencies, the Fund will be required to compute and distribute its income in U.S. dollars. Therefore, if the value of a currency relative to the U.S. dollar declines after a Fund’s income has been earned in that currency, translated into U.S. dollars and declared as a dividend, but before payment of such dividend, the Fund could be required to liquidate portfolio securities to pay such dividend. Similarly, if the value of a currency relative to the U.S. dollar declines between the time a Fund incurs expenses or other obligations in U.S. dollars and the time such expenses or obligations are paid, the amount of such currency required to be converted into U.S. dollars in order to pay such expenses in U.S. dollars will be greater than the equivalent amount in such currency of such expenses at the time they were incurred. Compliance with foreign tax law may reduce a Fund’s net income available for distribution to shareholders.

In addition, because the Funds may invest in foreign securities traded primarily on markets that close prior to the time each Fund determines its NAV, the risks posed by frequent trading may have a greater potential to dilute the value of Fund shares held by long-term shareholders than a fund investing in U.S. securities. In instances where a significant event that affects the value of one or more foreign securities held by a Fund takes place after the close of the primary foreign market, but before the time that a Fund determines its NAV, certain investors may seek to take advantage of the fact that there will be a delay in the adjustment of the market price for a security caused by this event until the foreign market reopens (sometimes referred to as “price” or “time zone” arbitrage). Shareholders who attempt this type of arbitrage may dilute the value of a Fund’s shares by virtue of their transaction, if those prices reflect the fair value of the foreign securities. Although a Fund has procedures designed to determine the fair value of foreign securities for purposes of calculating its NAV when such an event has occurred, fair value pricing, because it involves judgments which are inherently subjective, may not always eliminate the risk of price arbitrage. The Funds’ securities may change in price in days on which the U.S. markets are closed and the Funds do not calculate their NAVs or sell or redeem their shares. For more information on how each Fund uses fair value pricing, see the section “Net Asset Value.”

Foreign withholding or other taxes imposed on a Fund’s investments in foreign securities will reduce the Fund’s return on those securities. In certain circumstances, a Fund may be able to elect to permit shareholders to claim a credit or deduction on their income tax returns with respect to foreign taxes paid by the Fund. See the section “Taxes.”

Canadian Investments

Some of the Funds may invest in securities of Canadian issuers to a significant extent. The Canadian and U.S. economies are closely integrated, and U.S. market conditions, including consumer spending, can have a significant impact on the Canadian economy such that an investment in Canadian securities may not have the same diversifying affect as investments in other countries. In addition, Canada is a major producer of commodities, such as forest products, metals, agricultural products and energy-related products like oil, gas and hydroelectricity. As a result, the Canadian economy is very dependent on the demand for, and supply and price of, natural resources and the Canadian market is relatively concentrated in issuers involved in the production and distribution of natural resources. Canada’s economic growth may be significantly affected by fluctuations in currency and global demand for such commodities. Investments in Canadian securities may be in Canadian dollars; see the section “Foreign Currency Transactions” for more information.

Illiquid Securities

Certain Funds may purchase illiquid securities. Illiquid securities are those that are not readily resalable. , Securities whose disposition is restricted by federal securities laws may be considered illiquid. Securities will generally be considered “illiquid” if such securities cannot be disposed of within seven days in the ordinary course of business at approximately the price at which a Fund has valued the securities. Investment in illiquid securities involves the risk that a Fund may be unable to sell such a security at the desired time or at the price at which the Fund values the security. Also, a Fund may incur expenses, losses or delays in the process of registering restricted securities prior to resale.

Rule 144A securities and Section 4(2) commercial paper are treated as illiquid, unless the Adviser has determined, pursuant to guidelines established by the Board, that the particular issue is liquid. See the section “Rule 144A Securities and Section 4(2) Commercial Paper” for additional information on these instruments.

Inflation-Linked and Inflation-Indexed Securities

Certain Funds may invest in inflation-linked securities. Inflation-linked securities are fixed-income securities the principal values of which are adjusted periodically according to the rate of inflation. Some Funds may invest in inflation-linked securities issued by the Japanese government. These securities generally have maturities of ten or thirty years and interest is payable semiannually. The principal amount of these securities increases with increases in the price index used as a reference value for the securities. In addition, the amounts payable as coupon interest payments increase when the price index increases because the interest amount is calculated by multiplying the principal amount (as adjusted) by a fixed coupon rate.

Although inflation-linked securities protect their holders from long-term inflationary trends, short-term increases in inflation may result in a decline in value. The values of inflation-linked securities generally fluctuate in response to changes to real interest rates, which are in turn tied to the relationship between nominal interest rates and the rate of inflation. If inflation were to rise at a rate faster than nominal interest rates, real interest rates might decline, leading to an increase in value of the inflation-linked securities. In contrast, if nominal interest rates increased at a faster rate than inflation, real interest rates might rise, leading to a decrease in the value of inflation-linked securities. If inflation is lower than expected during a period a Fund holds inflation-linked securities, the Fund may earn less on such securities than on a conventional security. If interest rates rise due to reasons other than inflation (for example, due to changes in currency exchange rates), investors in inflation-linked securities may not be protected to the extent that the increase is not reflected in the price index used as a reference for the securities. There can be no assurance that the price index used for an inflation-linked security will accurately measure the real rate of inflation in the prices of goods and services. Inflation-linked securities issued by the Japanese government will be subject to the risks described in the section “Foreign Securities.” Inflation-linked and inflation-indexed securities include Treasury Inflation-Protected Securities issued by the U.S. government (see the section “U.S. Government Securities” for additional information) but also may include securities issued by state, local and non-U.S. governments and corporations and supranational entities.

A Fund’s investments in inflation-indexed securities can cause the Fund to accrue income for U.S. federal income tax purposes without a corresponding receipt of cash; the Fund may be required to dispose of portfolio securities (including when not otherwise advantageous to do so) in order to obtain sufficient cash to meet its distribution requirements for qualification as a regulated investment company (“RIC”) under the Code.

Initial Public Offerings

Certain Funds may purchase securities of companies that are offered pursuant to an initial public offering (“IPO”). An IPO is a company’s first offering of stock to the public in the primary market, typically to raise additional capital. A Fund may purchase a “hot” IPO (also known as a “hot issue”), which is an IPO that is oversubscribed and, as a result, is an investment opportunity of limited availability. As a consequence, the price at which these IPO shares open in the secondary market may be significantly higher than the original IPO price. IPO securities tend to involve greater risk due, in part, to public perception and the lack of publicly available information and trading history. There is the possibility of losses resulting from the difference between the issue price and potential diminished value of the stock once traded in the secondary market. A Fund’s investment in IPO securities may have a significant impact on the Fund’s performance and may result in significant capital gains. The availability of IPOs may be limited so that a Fund does not get the full allocation desired.

Investment Companies

Certain Funds may invest in other investment companies. Investment companies, including exchange-traded funds such as “iShares,” “SPDRs” and “VIPERs,” are essentially pools of securities. Investing in other investment companies involves substantially the same risks as investing directly in the underlying securities, but may involve additional expenses at the investment company level, such as investment advisory fees and operating expenses. In some cases, investing in an investment company may involve the payment of a premium over the value of the assets held in that investment company’s portfolio. In other circumstances, the market value of an investment company’s shares may be less than the NAV per share of the investment company. As an investor in another investment company, a Fund will bear its ratable share of the investment company’s expenses, including advisory fees, and the Fund’s shareholders will bear such expenses indirectly, in addition to similar fees and expenses of the Fund.

Despite the possibility of greater fees and expenses, investment in other investment companies may be attractive nonetheless for several reasons, especially in connection with foreign investments. Because of restrictions on direct investment by U.S. entities in certain countries, investing indirectly in such countries (by purchasing shares of another fund that is permitted to invest in such countries) may be the most practical and efficient way for a Fund to invest in such countries. In other cases, when a Fund’s Adviser desires to make only a relatively small investment in a particular country, investing through another fund that holds a diversified portfolio in that country may be more effective than investing directly in issuers in that country. In addition, it may be efficient for a Fund to gain exposure to particular market segments by investing in shares of one or more investment companies.

Exchange-Traded Funds

Some of the Funds may invest in shares of exchange-traded funds (“ETFs”). An ETF is an investment company that is generally registered under the 1940 Act that holds a portfolio of securities designed to track the performance of a particular index. The index may be actively managed. ETFs sell and redeem their shares at NAV in large blocks (typically 50,000 of its shares or more) called “creation units.” Shares representing fractional interests in these creation units are listed for trading on national securities exchanges and can be purchased and sold in the secondary market in lots of any size at any time during the trading day. ETFs sometimes also refer to entities that are not registered under the 1940 Act that invest directly in commodities or other assets (e.g., gold bullion). Investments in ETFs involve certain inherent risks generally associated with investments in a broadly-based portfolio of securities, including risks that the general level of stock prices may decline, thereby adversely affecting the value of each unit of the ETF or other instrument. In addition, an ETF may not fully replicate the performance of its benchmark index because of the temporary unavailability of certain index securities in the secondary market or discrepancies between the ETF and the index with respect to the weighting of securities or number of stocks held.

Money Market Instruments

Each Fund may invest in money market instruments. Money market instruments are high-quality, short-term securities. A Fund’s money market investments at the time of purchase (other than U.S. government securities (defined below) and repurchase agreements relating thereto) generally will be rated at the time of purchase in the two highest short-term ratings categories as rated by a major credit agency or, if unrated, will be of comparable quality as determined by the adviser. A Fund may invest in instruments of lesser quality and does not have any minimum credit quality restriction. Money market instruments maturing in less than one year may yield less than obligations of comparable quality having longer maturities.

Although changes in interest rates can change the market value of a security, the Funds expect those changes to be minimal with respect to these securities, which may be purchased by a Fund for defensive purposes. A Fund’s money market investments may be issued by U.S. banks, foreign banks (including their U.S. branches) or foreign branches and subsidiaries of U.S. banks. Obligations of foreign banks may be subject to foreign economic, political and legal risks. Such risks include foreign economic and political developments, foreign governmental restrictions that may adversely affect payment of principal and interest on the obligations, foreign withholding and other taxes on interest income, difficulties in obtaining and enforcing a judgment against a foreign obligor, exchange control regulations (including currency blockage) and the expropriation or nationalization of assets or deposits. Foreign branches of U.S. banks and foreign banks are not necessarily subject to the same or similar regulatory requirements that apply to domestic banks. For instance, such branches and banks may not be subject to the types of requirements imposed on domestic banks with respect to mandatory reserves, loan limitations, examinations, accounting, auditing, record keeping and the public availability of information. Obligations of such branches or banks will be purchased only when the adviser believes the risks are minimal. In addition, recently, many money market instruments previously thought to be highly liquid have become illiquid. If a Fund’s money market instruments become illiquid, the Fund may be unable to satisfy certain of its obligations or may only be able to do so by selling other securities at prices or times that may be disadvantageous to do so.

Mortgage Dollar Rolls

Certain Funds may enter into mortgage dollar rolls. A dollar roll involves the sale of a security by a Fund and its agreement to repurchase the instrument at a specified time and price, and may be considered a form of borrowing for some purposes. A Fund will designate on its records or segregate with its custodian bank assets determined to be liquid in an amount sufficient to meet its obligations under the transactions. A dollar roll involves potential risks of loss that are different from those related to the securities underlying the transactions. A Fund may be required to purchase securities at a higher price than may otherwise be available on the open market. Since the counterparty in the transaction is required to deliver a similar, but not identical, security to the Fund, the security that the Fund is required to buy under the dollar roll may be worth less than an identical security. There is no assurance that a Fund’s use of the cash that it receives from a dollar roll will provide a return that exceeds borrowing costs.

Mortgage-Related Securities

Certain Funds may invest in mortgage-related securities, such as Government National Mortgage Association (“GNMA”) or Federal National Mortgage Association (“FNMA”) certificates, which differ from traditional fixed-income securities. Among the major differences are that interest and principal payments are made more frequently, usually monthly, and that principal may be prepaid at any time because the underlying mortgage loans generally may be prepaid at any time. As a result, if a Fund purchases these assets at a premium, a faster-than-expected prepayment rate will tend to reduce yield to maturity, and a slower-than-expected prepayment rate may have the opposite effect of increasing yield to maturity. If a Fund purchases mortgage-related securities at a discount, faster-than-expected prepayments will tend to increase and slower-than-expected prepayments will tend to reduce, yield to maturity. Prepayments, and resulting amounts available for reinvestment by a Fund, are likely to be greater during a period of declining interest rates and, as a result, are likely to be reinvested at lower interest rates. Accelerated prepayments on securities purchased at a premium may result in a loss of principal if the premium has not been fully amortized at the time of prepayment. Although these securities will decrease in value as a result of increases in interest rates generally, they are likely to appreciate less than other fixed-income securities when interest rates decline because of the risk of prepayments. In addition, an increase in interest rates would increase the inherent volatility of a Fund by increasing the average life of the Fund’s portfolio securities.

The value of some mortgage-backed or asset-backed securities in which a Fund invests may be particularly sensitive to changes in prevailing interest rates, and the ability of a Fund to successfully utilize these instruments may depend in part upon the ability of the Fund’s Adviser to forecast interest rates and other economic factors correctly. These types of securities may also decline for reasons associated with the underlying collateral. The risk of non-payment is greater for mortgage-related securities that are backed by mortgage pools that contain “subprime” or “Alt-A” loans (loans made to borrowers with weakened credit histories, less documentation or with a lower capacity to make timely payments on their loans), but a level of risk exists for all loans. Market factors adversely affecting mortgage loan repayments may include a general economic downturn, high unemployment, a general slowdown in the real estate market, a drop in the market prices of real estate or an increase in interest rates resulting in higher mortgage payments by holders of adjustable-rate mortgages.

Securities issued by the GNMA and the FNMA and similar issuers also may be exposed to risks described in the section “U.S. Government Securities.”

Some Funds also may gain exposure to mortgage-related securities through entering into credit default swaps or other derivative instruments related to this asset class. For example, a Fund may enter into credit default swaps on CMBX, which are indices made up of tranches of commercial mortgage-backed securities, each with different credit ratings. Utilizing CMBX, one can either gain synthetic risk exposure to a portfolio of such securities by “selling protection” or take a short position by “buying protection.” The protection buyer pays a monthly premium to the protection seller, and the seller agrees to cover any principal losses and interest shortfalls of the referenced underlying mortgage-backed securities. Credit default swaps and other derivative instruments related to mortgage-related securities are subject to the risks associated with mortgage-related securities generally, as well as the risks of derivative transactions. See the section “Derivative Instruments” above.

Pay-in-Kind Securities

Certain Funds may invest in pay-in-kind securities. Pay-in-kind securities pay dividends or interest in the form of additional securities of the issuer, rather than in cash. These securities are usually issued and traded at a discount from their face amounts. The amount of the discount varies depending on various factors, such as the time remaining until maturity of the securities, prevailing interest rates, the liquidity of the security and the perceived credit quality of the issuer. The market prices of pay-in-kind securities generally are more volatile than the market prices of securities that pay interest periodically and are likely to respond to changes in interest rates to a greater degree than are other types of securities having similar maturities and credit quality. A Fund would be required to distribute the income on these instruments as it accrues, even though the Fund would not receive the income on a current basis or in cash. Thus, a Fund may have to sell other investments, including when it may not be advisable to do so, to make income distributions to its shareholders. A Fund would be required to distribute income on these instruments as they accrue, even though the Fund will not receive the income on a current basis or in cash. Thus, a Fund may have to sell other investments, including when it may not be advisable to do so, to make income distributions to its shareholders.

Private Placements

The Funds may invest in securities that are purchased in private placements. While private placements may offer opportunities for investment that are not otherwise available on the open market, these securities may be subject to restrictions on resale as a matter of contract or under federal securities laws. Because there may be relatively few potential purchasers for these securities, especially under adverse market or economic conditions or in the event of adverse changes in the financial condition of the issuer, a Fund could find it more difficult or impossible to sell the securities when its Adviser believes that it is advisable to do so or may be able to sell the securities only at prices lower than if the securities were more widely held. At times, it also may be more difficult to determine the fair value of the securities for purposes of computing a Fund’s NAV.

The absence of a trading market can make it difficult to ascertain a market value for illiquid investments such as private placements. Disposing of illiquid investments may involve time-consuming negotiation and legal expenses, and it may be difficult or impossible for a Fund to sell the illiquid securities promptly at an acceptable price. A Fund may have to bear the extra expense of registering the securities for resale and the risk of substantial delay in effecting the registration. In addition, market quotations are typically less readily available (if available at all) for these securities. The judgment of the Funds’ Adviser may at times play a greater role in valuing these securities than in the case of unrestricted securities.

A Fund may be deemed to be an underwriter for purposes of the Securities Act when reselling privately issued securities to the public. As such, the Fund may be liable to purchasers of the securities if the registration statement prepared by the issuer, or the prospectus forming a part of the registration statement, is materially inaccurate or misleading.

Privatizations

Certain Funds may participate in privatizations. In a number of countries around the world, governments have undertaken to sell to investors interests in enterprises that the government has historically owned or controlled. These transactions are known as “privatizations” and may in some cases represent opportunities for significant capital appreciation. In some cases, the ability of U.S. investors, such as the Funds, to participate in privatizations may be limited by local law, and the terms of participation for U.S. investors may be less advantageous than those for local investors. Also, there is no assurance that privatized enterprises will be successful, or that an investment in such an enterprise will retain its value or appreciate in value.

REITs

Certain Funds may invest in REITs. REITs are pooled investment vehicles that invest primarily in either real estate or real estate-related loans. REITs involve certain unique risks in addition to those risks associated with investing in the real estate industry in general (such as possible declines in the value of real estate, lack of availability of mortgage funds or extended vacancies of property). Equity REITs may be affected by changes in the value of the underlying property owned by the REITs, while mortgage REITs may be affected by the quality of any credit extended and changes in interest rates. REITs whose underlying assets are concentrated in properties used by a particular industry, such as health care, are also subject to risks associated with such industry. REITs are dependent upon management skills, are not diversified and are subject to heavy cash flow dependency, risks of default by borrowers and self-liquidation. REITs are also subject to the possibilities of failing to qualify for tax-free pass-through of income under the Code and failing to maintain their exemptions from registration under the 1940 Act.

REITs (especially mortgage REITs) are also subject to interest rate risks, including prepayment risk. When interest rates decline, the value of a REIT’s investment in fixed rate obligations can be expected to rise. Conversely, when interest rates rise, the value of a REIT’s investment in fixed rate obligations can be expected to decline. If the REIT invests in adjustable rate mortgage loans the interest rates on which are reset periodically, yields on a REIT’s investments in such loans will gradually align themselves to reflect changes in market interest rates. This causes the value of such investments to fluctuate less dramatically in response to interest rate fluctuations than would investments in fixed rate obligations. REITs may have limited financial resources, may trade less frequently and in a limited volume and may be subject to more abrupt or erratic price movements than more widely held securities.

A Fund’s investment in a REIT may result in the Fund making distributions that constitute a return of capital to Fund shareholders for U.S. federal income tax purposes or require the Fund to accrue and distribute income not yet received. In addition, distributions by a Fund from REITs will not qualify for the corporate dividends-received deduction, or, generally, for treatment as qualified dividend income.

Repurchase Agreements

A Fund may enter into repurchase agreements. Under a repurchase agreement, a Fund purchases a security and obtains a simultaneous commitment from the seller (a bank or, to the extent permitted by the 1940 Act, a recognized securities dealer) to repurchase the security at an agreed-upon price and date (usually seven days or less from the date of the original purchase). The resale price is in excess of the purchase price and reflects an agreed-upon market interest rate unrelated to the coupon rate on the purchased security. Repurchase agreements are economically similar to collateralized loans by a Fund. Such transactions afford a Fund the opportunity to earn a return on temporarily available cash at relatively low market risk. The Funds do not have percentage limitations on how much of their total assets may be invested in repurchase agreements. The Funds may use repurchase agreements for cash management and temporary defensive purposes. A Fund may invest in a repurchase agreement that does not produce a positive return to the Fund if the Adviser believes it is appropriate to do so under the circumstances (for example, to help protect the Fund’s uninvested cash against the risk of loss during periods of market turmoil). While the underlying security may be a bill, certificate of indebtedness, note or bond issued by an agency, authority or instrumentality of the U.S. government, the obligation of the seller is not guaranteed by the U.S. government and there is a risk that the seller may fail to repurchase the underlying security. In such event, a Fund would attempt to exercise rights with respect to the underlying security, including possible disposition in the market. However, a Fund may be subject to various delays and risks of loss, including (a) possible declines in the value of the underlying security during the period while the Fund seeks to enforce its rights thereto, (b) possible reduced levels of income and lack of access to income during this period and (c) inability to enforce rights and the expenses involved in the attempted enforcement, for example, against a counterparty undergoing financial distress.

Rule 144A Securities and Section 4(2) Commercial Paper

Rule 144A securities are privately offered securities that can be resold only to certain qualified institutional buyers pursuant to Rule 144A under the Securities Act. A Fund may also purchase commercial paper issued under Section 4(2) of the Securities Act. Commercial paper is generally considered to be short-term unsecured debt of corporations. Investing in Rule 144A securities and Section 4(2) commercial paper could have the effect of increasing the level of a Fund’s illiquidity to the extent that qualified institutional buyers become, for a time, uninterested in purchasing these securities. As noted above, Rule 144A securities and Section 4(2) commercial paper are treated as illiquid, unless the Adviser has determined, under guidelines established by the Board, that the particular issue is liquid. Under the guidelines, the Adviser considers such factors as: (1) the frequency of trades and quotes for a security; (2) the number of dealers willing to purchase or sell the security and the number of other potential purchasers; (3) dealer undertakings to make a market in the security; and (4) the nature of the security and the nature of the marketplace trades in the security.

Securities Lending

The Funds may lend their portfolio securities to brokers, dealers or other financial institutions under contracts calling for the deposit by the borrower with the Funds’ custodian of collateral equal to at least the market value of the securities loaned, marked to market on a daily basis. The Funds will continue to benefit from interest or dividends on the securities loaned (although the payment characteristics may change) and may also earn a return from the collateral, which may include shares of a money market fund, subject to any investment restrictions listed in this Statement. Under some securities lending arrangements a Fund may receive a set fee for keeping its securities available for lending. Any voting rights, or rights to consent, relating to securities loaned pass to the borrower. However, if a material event (as determined by the Adviser) affecting the investment occurs, the Fund may seek to recall the securities, so that the securities may be voted by the Fund, although the Adviser may not know of such event in time to recall the securities or may be unable to recall the securities in time to vote them. The Funds pay various fees in connection with such loans, including fees to the party arranging the loans, shipping fees and custodian and placement fees approved by the Board or persons acting pursuant to the direction of the Board.

Securities loans must be fully collateralized at all times, but involve some credit risk to the Fund if the borrower or the party (if any) guaranteeing the loan should default on its obligation and the Fund is delayed in or prevented from recovering the collateral. In addition, any investment of cash collateral is generally at the sole risk of the Funds. Any income or gains and losses from investing and reinvesting any cash collateral delivered by a borrower pursuant to a loan are generally at the Fund’s risk, and to the extent any such losses reduce the amount of cash below the amount required to be returned to the borrower upon the termination of any loan, the Fund may be required by the securities lending agent to pay or cause to be paid to such borrower an amount equal to such shortfall in cash.

Short-Term Trading

The Funds may, consistent with their investment objectives, engage in portfolio trading in anticipation of, or in response to, changing economic or market conditions and trends. These policies may result in higher turnover rates in the Fund’s portfolio, which may produce higher transaction costs and a higher level of taxable capital gains. Portfolio turnover considerations will not limit Loomis Sayles’ investment discretion in managing a Fund’s assets. Each Fund anticipates that its portfolio turnover rate will vary significantly from time to time depending on the volatility of economic and market conditions.

Small Capitalization Companies

The Funds may invest in companies with relatively small market capitalizations. Such investments may involve greater risk than is usually associated with more established companies. These companies often have sales and earnings growth rates that exceed those of companies with larger market capitalization. Such growth rates may in turn be reflected in more rapid share price appreciation. However, companies with smaller market capitalization often have limited product lines, markets or financial resources, and may be dependent upon a relatively small management group. Their securities may have limited marketability and may be subject to more abrupt or erratic movements in price than securities of companies with larger capitalizations or market averages in general. To the extent that a Fund invests in companies with relatively small market capitalizations, the value of its stock portfolio may fluctuate more widely than market averages.

Step-Coupon Securities

Certain Funds may invest in step-coupon securities. Step-coupon securities trade at a discount from their face value and pay coupon interest. The coupon rate is low for an initial period and then increases to a higher coupon rate thereafter. Market values of these types of securities generally fluctuate in response to changes in interest rates to a greater degree than conventional interest-paying securities of comparable term and quality. Under many market conditions, investments in such securities may be illiquid, making it difficult for a Fund to dispose of them or determine their current value.

“Stripped” Securities

Certain Funds may invest in stripped securities, which are usually structured with two or more classes that receive different proportions of the interest and principal distribution on a pool of U.S. government, or foreign government securities or mortgage assets. In some cases, one class will receive all of the interest (the interest-only or “IO” class), while the other class will receive all of the principal (the principal-only or “PO” class). Stripped securities commonly have greater market volatility than other types of fixed-income securities. In the case of stripped mortgage securities, if the underlying mortgage assets experience greater than anticipated prepayments of principal, a Fund may fail to recoup fully its investments in IOs. Stripped securities may be illiquid. Stripped securities may be considered derivative securities, discussed in the section “Derivative Instruments.”

Structured Notes

Certain Funds may invest in a broad category of instruments known as “structured notes.” These instruments are debt obligations issued by industrial corporations, financial institutions or governmental or international agencies. Traditional debt obligations typically obligate the issuer to repay the principal plus a specified rate of interest. Structured notes, by contrast, obligate the issuer to pay amounts of principal or interest that are determined by reference to changes in some external factor or factors, or the principal and interest rate may vary from the stated rate because of changes in these factors. For example, the issuer’s obligations could be determined by reference to changes in the value of a commodity (such as gold or oil) or commodity index, a foreign currency, an index of securities (such as the S&P 500 Index) or an interest rate (such as the U.S. Treasury bill rate). In some cases, the issuer’s obligations are determined by reference to changes over time in the difference (or “spread”) between two or more external factors (such as the U.S. prime lending rate and the total return of the stock market in a particular country, as measured by a stock index). In some cases, the issuer’s obligations may fluctuate inversely with changes in an external factor or factors (for example, if the U.S. prime lending rate goes up, the issuer’s interest payment obligations are reduced). In some cases, the issuer’s obligations may be determined by some multiple of the change in an external factor or factors (for example, three times the change in the U.S. Treasury bill rate). In some cases, the issuer’s obligations remain fixed (as with a traditional debt instrument) so long as an external factor or factors do not change by more than the specified amount (for example, if the value of a stock index does not exceed some specified maximum), but if the external factor or factors change by more than the specified amount, the issuer’s obligations may be sharply reduced.

Structured notes can serve many different purposes in the management of a Fund. For example, they can be used to increase a Fund’s exposure to changes in the value of assets that the Fund would not ordinarily purchase directly (such as commodities or stocks traded in a market that is not open to U.S. investors). They can also be used to hedge the risks associated with other investments a Fund holds. For example, if a structured note has an interest rate that fluctuates inversely with general changes in a country’s stock market index, the value of the structured note would generally move in the opposite direction to the value of holdings of stocks in that market, thus moderating the effect of stock market movements on the value of a Fund’s portfolio as a whole.

Risks. Structured notes involve special risks. As with any debt obligation, structured notes involve the risk that the issuer will become insolvent or otherwise default on its payment obligations. This risk is in addition to the risk that the issuer’s obligations (and thus the value of a Fund’s investment) will be reduced because of adverse changes in the external factor or factors to which the obligations are linked. The value of structured notes will in many cases be more volatile (that is, will change more rapidly or severely) than the value of traditional debt instruments. Volatility will be especially high if the issuer’s obligations are determined by reference to some multiple of the change in the external factor or factors. Many structured notes have limited or no liquidity, so that a Fund would be unable to dispose of the investment prior to maturity. As with all investments, successful use of structured notes depends in significant part on the accuracy of the Adviser’s analysis of the issuer’s creditworthiness and financial prospects, and of the Adviser’s forecast as to changes in relevant economic and financial market conditions and factors. In instances where the issuer of a structured note is a foreign entity, the usual risks associated with investments in foreign securities (described above) apply. Structured notes may be considered derivative securities.

Supranational Entities

Certain Funds may invest in securities issued by supranational entities, such as the International Bank for Reconstruction and Development (commonly called the “World Bank”), the Asian Development Bank and the Inter-American Development Bank. The governmental members of these supranational entities are “stockholders” that typically make capital contributions to support or promote such entities’ economic reconstruction or development activities and may be committed to make additional capital contributions if the entity is unable to repay its borrowings. A supranational entity’s lending activities may be limited to a percentage of its total capital, reserves and net income. There can be no assurance that the constituent governments will be able or willing to honor their commitments to those entities, with the result that the entity may be unable to pay interest or repay principal on its debt securities, and a Fund may lose money on such investments. Obligations of supranational entities that are denominated in foreign currencies will also be subject to the risks associated with investments in foreign currencies, as described in the sections “Foreign Securities” and “Foreign Currency Transactions.”

Tax-Exempt Securities

The Funds may invest in tax-exempt securities (“Tax-Exempt Securities”), which term refers to debt securities the interest from which is, in the opinion of bond counsel to the issuer (or on the basis of other authority believed by the Fund’s portfolio manager to be reliable), exempt from U.S. federal income tax. Tax-Exempt Securities include debt obligations issued by or on behalf of states, territories and possessions of the United States and their political subdivisions (for example, counties, cities, towns, villages and school districts) and authorities to obtain funds for various public purposes, including the construction of a wide range of public facilities such as airports, bridges, highways, housing, hospitals, mass transportation, schools, streets and water and sewer works. Other public purposes for which certain Tax-Exempt Securities may be issued include the refunding of outstanding obligations, obtaining funds for federal operating expenses or obtaining funds to lend to public or private institutions for the construction of facilities such as educational, hospital and housing facilities. In addition, certain types of private activity bonds have been or may be issued by public authorities or on behalf of state or local governmental units to finance privately operated housing facilities, sports facilities, convention or trade facilities, air or water pollution control facilities and certain local facilities for water supply, gas, electricity or sewage or solid waste disposal. Such obligations are included within the term “Tax-Exempt Securities” if the interest paid thereon, is, in the opinion of bond counsel to the issuer (or on the basis of other authority believed by the Fund’s portfolio manager to be reliable), exempt from U.S. federal income taxation. The Funds do not expect to qualify to pass through to shareholders the tax-exempt character of interest paid on Tax-Exempt Securities.

Funds that invest in certain tax-exempt bonds or certain private activity bonds may not be a desirable investment for “substantial users” of facilities financed by such obligations or bonds or for “related persons” of substantial users. You should contact your financial adviser or attorney for more information if you think you may be a “substantial user” or a “related person” of a substantial user.

There are variations in the quality of Tax-Exempt Securities, both within a particular classification and between classifications, depending on numerous factors (see Appendix A for a description of securities ratings).

The two principal classifications of tax-exempt bonds are general obligation bonds and limited obligation (or revenue) bonds. General obligation bonds are obligations involving the credit of an issuer possessing taxing power and are payable from the issuer’s general unrestricted revenues and not from any particular fund or source. The characteristics and method of enforcement of general obligation bonds vary according to the law applicable to the particular issuer, and payment may be dependent upon an appropriation by the issuer’s legislative body. Limited obligation bonds are payable only from the revenues derived from a particular facility or class of facilities, or in some cases from the proceeds of a special excise or other specific revenue source such as the user of the facility. Tax-exempt private activity bonds are in most cases revenue bonds and generally are not payable from the unrestricted revenues of the issuer. The credit and quality of such bonds are usually directly related to the credit standing of the corporate user of the facilities. Principal and interest on such bonds are the responsibilities of the corporate user (and any guarantor).

The yields on Tax-Exempt Securities are dependent on a variety of factors, including general money market conditions, the financial condition of the issuer, general conditions of the Tax-Exempt Securities market, the size of a particular offering, the maturity of the obligation and the rating of the issue. Further, information about the financial condition of an issuer of tax-exempt bonds may not be as extensive as that made available by corporations whose securities are publicly traded. The ratings of Moody’s, S&P and Fitch represent their opinions as to the quality of the Tax-Exempt Securities, which they undertake to rate. It should be emphasized, however, that ratings are general and are not absolute standards of quality. Consequently, Tax-Exempt Securities with the same maturity, interest rate and rating may have different yields while Tax-Exempt Securities of the same maturity and interest rates with different ratings may have the same yield. Subsequent to its purchase by a Fund, an issue of Tax-Exempt Securities or other investments may cease to be rated or the rating may be reduced below the minimum rating required for purchase by a Fund. Neither event will require the elimination of an investment from a Fund’s portfolio, but a Fund’s Adviser will consider such an event as part of its normal, ongoing review of all a Fund’s portfolio securities.

The Funds do not currently intend to invest in so-called “moral obligation” bonds, in which repayment is backed by a moral commitment of an entity other than the issuer, unless the credit of the issuer itself, without regard to the “moral obligation,” meets the investment criteria established for investments by such a Fund.

Tax-Exempt Securities are subject to the provisions of bankruptcy, insolvency and other laws affecting the rights and remedies of creditors, such as the federal Bankruptcy Code, and laws, if any, which may be enacted by Congress or the state legislatures extending the time for payment of principal or interest, or both, or imposing other constraints upon enforcement of such obligations. There is also the possibility that as a result of litigation or other conditions the power or ability of issuers to meet their obligations for the payment of interest and principal on their Tax-Exempt Securities may be materially affected or that their obligations may be found to be invalid and unenforceable. Such litigation or conditions may from time to time have the effect of introducing uncertainties in the market for tax-exempt bonds or certain segments thereof, or materially affecting the credit risk with respect to particular bonds. Adverse economic, legal or political developments might affect all or a substantial portion of a Fund’s Tax-Exempt Securities in the same manner.

From time to time, proposals have been introduced before Congress for the purpose of restricting or eliminating the U.S. federal income tax exemption for interest on debt obligations issued by states and their political subdivisions and similar proposals may well be introduced in the future. If such a proposal were enacted, the availability of Tax-Exempt Securities for investment by the Funds and the value of a Fund’s portfolios could be materially affected, in which event such a Fund would reevaluate its investment objectives and policies and consider changes in their structure or dissolution.

All debt securities, including tax-exempt bonds, are subject to credit and market risk. Generally, for any given change in the level of interest rates, prices for longer maturity issues tend to fluctuate more than prices for shorter maturity issues.

U.S. Government Securities

The Funds may invest in some or all of the following U.S. government securities:

U.S. Treasury Bills—Direct obligations of the U.S. Treasury that are issued in maturities of one year or less. No interest is paid on Treasury bills; instead, they are issued at a discount and repaid at full face value when they mature. They are backed by the full faith and credit of the U.S. government.

U.S. Treasury Notes and Bonds—Direct obligations of the U.S. Treasury issued in maturities that vary between one and thirty years, with interest normally payable every six months. These obligations are backed by the full faith and credit of the U.S. government.

Treasury Inflation-Protected Securities (“TIPS”) – Fixed-income securities whose principal value is periodically adjusted according to the rate of inflation. The interest rate on TIPS is fixed at issuance, but over the life of the bond this interest may be paid on an increasing or decreasing principal value that has been adjusted for inflation. Although repayment of the original bond principal upon maturity is guaranteed, the market value of TIPS is not guaranteed, and will fluctuate.

“Ginnie Maes”—Debt securities issued by a mortgage banker or other mortgagee that represent an interest in a pool of mortgages insured by the Federal Housing Administration or the Rural Housing Service or guaranteed by the Veterans Administration. The GNMA guarantees the timely payment of principal and interest when such payments are due, whether or not these amounts are collected by the issuer of these certificates on the underlying mortgages. It is generally understood that a guarantee by GNMA is backed by the full faith and credit of the United States. Mortgages included in single family or multi-family residential mortgage pools backing an issue of Ginnie Maes have a maximum maturity of 30 years. Scheduled payments of principal and interest are made to the registered holders of Ginnie Maes (such as the Funds) each month. Unscheduled prepayments may be made by homeowners, or as a result of a default. Prepayments are passed through to the registered holder (such as the Funds, which reinvest any prepayments) of Ginnie Maes along with regular monthly payments of principal and interest.

“Fannie Maes”—The FNMA is a government-sponsored corporation owned entirely by private stockholders that purchases residential mortgages from a list of approved seller/servicers, including state and federally chartered savings and loan associations, mutual funds savings banks, commercial banks, credit unions and mortgage banks. Fannie Maes are pass-through securities issued by FNMA that are guaranteed as to timely payment of principal and interest by FNMA, but these obligations are not backed by the full faith and credit of the U.S. government.

“Freddie Macs”—The Federal Home Loan Mortgage Corporation (“FHLMC”) is a corporate instrumentality of the U.S. government. Freddie Macs are participation certificates issued by FHLMC that represent an interest in residential mortgages from FHLMC’s National Portfolio. FHLMC guarantees the timely payment of interest and ultimate collection of principal, but these obligations are not backed by the full faith and credit of the U.S. government.

Risks. U.S. government securities generally do not involve the credit risks associated with investments in other types of fixed-income securities, although, as a result, the yields available from U.S. government securities are generally lower than the yields available from corporate fixed-income securities. Like other debt securities, however, the values of U.S. government securities change as interest rates fluctuate. Fluctuations in the value of portfolio securities will not affect interest income on existing portfolio securities but will be reflected in a Fund’s NAV. Because the magnitude of these fluctuations will generally be greater at times when a Fund’s average maturity is longer, under certain market conditions a Fund may, for temporary defensive purposes, accept lower current income from short-term investments rather than investing in higher yielding long-term securities. Securities such as those issued by Fannie Mae and Freddie Mac are guaranteed as to the payment of principal and interest by the relevant entity (e.g., FNMA or FHLMC) but have not been backed by the full faith and credit of the U.S. government. Instead, they have been supported only by the discretionary authority of the U.S. government to purchase the agency’s obligations. An event affecting the guaranteeing entity could adversely affect the payment of principal or interest or both on the security, and therefore, these types of securities should be considered to be riskier than U.S. government securities.

S&P downgraded its long-term sovereign credit rating on the United States from “AAA” to “AA+” on August 5, 2011. The downgrade by S&P and other possible downgrades in the future may result in increased volatility or liquidity risk, higher interest rates and lower prices for U.S. government securities and increased costs for all kinds of debt. Further, the value of the Funds’ shares may be adversely affected by S&P’s downgrade or any future downgrades of the U.S. government’s credit rating given that the Funds may invest in U.S. government securities.

In September 2008, the U.S. Treasury Department placed FNMA and FHLMC into conservatorship. The companies remain in conservatorship, and the effect that this conservatorship will have on the companies’ debt and equity securities is unclear. Although the U.S. government has recently provided financial support to FNMA and FHLMC, there can be no assurance that it will support these or other government-sponsored enterprises in the future. In addition, any such government support may benefit the holders of only certain classes of an issuer’s securities.

The values of TIPS generally fluctuate in response to changes in real interest rates, which are in turn tied to the relationship between nominal interest rates and the rate of inflation. If inflation were to rise at a faster rate than nominal interest rates, real interest rates might decline, leading to an increase in value of TIPS. In contrast, if nominal interest rates increased at a faster rate than inflation, real interest rates might rise, leading to a decrease in value of TIPS. If inflation is lower than expected during the period a Fund holds TIPS, the Fund may earn less on the TIPS than on a conventional bond. If interest rates rise due to reasons other than inflation (for example, due to changes in currency exchange rates), investors in TIPS may not be protected to the extent that the increase is not reflected in the bonds’ inflation measure. There can be no assurance that the inflation index for TIPS will accurately measure the real rate of inflation in the prices of goods and services.

See the section “Mortgage-Related Securities” for additional information on these securities.

When-Issued Securities

“When-issued” securities are traded on a price basis prior to actual issuance. Such purchases will only be made to achieve a Fund’s investment objective and not for leverage. The when-issued trading period generally lasts from a few days to months, or a year or more; during this period dividends on equity securities are not payable. No dividend income accrues to a Fund prior to the time it takes delivery. A frequent form of when-issued trading occurs when corporate securities to be created by a merger of companies are traded prior to the actual consummation of the merger. When-issued securities may involve a risk of loss if the value of the securities falls below the price committed to prior to actual issuance. A Fund will either designate on its records or cause its custodian to establish a segregated account for the Fund when it purchases securities on a when-issued basis consisting of cash or liquid securities equal to the amount of the when-issued commitments. Securities transactions involving delayed deliveries or forward commitments are frequently characterized as when-issued transactions and are similarly treated by each Fund.

Zero-Coupon Securities

Some Funds may invest in zero-coupon securities. Zero-coupon securities are debt obligations that do not entitle the holder to any periodic payments of interest either for the entire life of the obligation or for an initial period after the issuance of the obligation; the holder generally is entitled to receive the par value of the security at maturity. Such securities are issued and traded at a discount from their face amounts. The amount of the discount varies depending on such factors as the time remaining until maturity of the securities, prevailing interest rates, the liquidity of the security and the perceived credit quality of the issuer. The market prices of zero-coupon securities generally are more volatile than the market prices of securities that pay interest periodically and are likely to respond to changes in interest rates to a greater degree than are other types of securities having similar maturities and credit quality. A Fund’s investment in zero-coupon securities will require the Fund to accrue income without a corresponding receipt of cash; the Fund may be required to dispose of portfolio securities (including when not otherwise advantageous to do so) in order to obtain sufficient cash to meet its distribution requirements for treatment as a RIC under the Code.

TEMPORARY DEFENSIVE POSITIONS

Each Fund has the flexibility to respond promptly to changes in market and economic conditions. In the interest of preserving shareholders’ capital, Loomis Sayles may employ a temporary defensive strategy if it determines such a strategy to be warranted. Pursuant to such a defensive strategy, a Fund may temporarily hold cash (U.S. dollars, foreign currencies or multinational currency units) or invest up to 100% of its assets in cash, high-quality debt securities or money market instruments of U.S. or foreign issuers. It is impossible to predict whether, when or for how long a Fund will employ temporary defensive strategies. The use of temporary defensive strategies may prevent a Fund from achieving its goal.

In addition, pending investment of proceeds from new sales of Fund shares or to meet ordinary daily cash needs, a Fund may temporarily hold cash (U.S. dollars, foreign currencies or multinational currency units) and may invest any portion of its assets in money market or other short-term high quality debt instruments.

PORTFOLIO TURNOVER

A Fund’s portfolio turnover rate for a fiscal year is calculated by dividing the lesser of purchases or sales of portfolio securities for the fiscal year by the monthly average of the value of the portfolio securities owned by the Fund during the fiscal year, in each case excluding securities having maturity dates at acquisition of one year or less. High portfolio turnover involves correspondingly greater brokerage commissions and other transaction costs, which will be borne directly by the Fund, thereby decreasing the Fund’s total return. High portfolio turnover also may give rise to additional taxable income for the Fund’s shareholders, including through the realization of short term capital gains which are typically taxed to shareholders at ordinary income tax rates, and therefore can result in higher taxes for shareholders that hold their shares in taxable accounts. It is impossible to predict with certainty whether future portfolio turnover rates will be higher or lower than those experienced during past periods. Each Fund anticipates that its portfolio turnover rate will vary significantly from time to time depending on the volatility of economic, market and other conditions. The rate of portfolio turnover will not be a limiting factor when the Adviser believes that portfolio changes are appropriate.

PORTFOLIO HOLDINGS INFORMATION

The Trust’s Board has adopted policies to limit the disclosure of portfolio holdings information and to ensure equal access to such information, except in certain circumstances as approved by the Board. These policies are summarized below. Generally, portfolio holdings information will not be disclosed until it is first posted on the Funds’ website at www.loomissayles.com. Generally, full portfolio holdings information will not be posted until it has aged at least 30 days. A list of the Funds’ top 10 holdings will generally be available on a monthly basis within 7 business days after month end. Any holdings information that is released must clearly indicate the date of the information, and must state that due to active management, the Funds may or may not still invest in the securities listed. Portfolio characteristics, such as industry/sector breakdown, current yield, quality breakdown, duration, average price-earnings ratio and other similar information may be provided on a current basis. However, portfolio characteristics do not include references to specific portfolio holdings.

The Board has approved exceptions to the general policy on the sharing of portfolio holdings information as in the best interests of the Funds, as follows:

(1)	Disclosure of portfolio holdings posted on the Funds’ website, provided that the information is shared no sooner than the next day following the day on which the information is posted;

(2)	Disclosure to firms offering industry-wide services, provided that the firm has agreed in writing to maintain the confidentiality of the Funds’ portfolio holdings. Entities that receive information pursuant to this exception include Lipper (monthly disclosure of full portfolio holdings, provided 6 days after month-end) and FactSet (daily disclosure of full portfolio holdings, provided the next business day);

(3)	Disclosure (subject to a written confidentiality provision) to Broadridge Financial Solutions, Inc. as part of the proxy voting recordkeeping services provided to the Funds, and to Institutional Shareholder Services Inc. and Glass Lewis & Co., LLC, as part of the proxy voting administration and research services, respectively, provided to the Funds’ Adviser (votable portfolio holdings of issuers as of record date for shareholder meetings);

(4)	Disclosure to employees of the Funds’ Adviser, principal underwriter, administrator, custodian, financial printer, Fund accounting agent, independent registered public accounting firm, Fund counsel and Independent Trustees’ counsel, as well as to broker-dealers executing portfolio transactions for the Funds, provided that such disclosure is made for bona fide business purposes; and

(5)	Other disclosures made for non-investment purposes, but only if approved in writing in advance by an officer of the Funds. Such exceptions will be reported to the Board.

With respect to items (2) through (4) above, disclosure is made pursuant to procedures that have been approved by the Board, and may be made by employees of each Fund’s Adviser, administrator or custodian. With respect to (5) above, approval will be granted only when the officer determines that the Funds have a legitimate business reason for sharing the portfolio holdings information and the recipients are subject to a duty of confidentiality, including a duty not to trade on the information. As of the date of this Statement, the only entities that receive information pursuant to this exception are RR Donnelley (quarterly, or more frequently as needed, disclosure of full portfolio holdings) for the purpose of performing certain functions related to the production of the Funds’ semiannual financial statements, quarterly Form N-Q filing and other related items, Electra Information Systems, Inc. (daily disclosure of full portfolio holdings) for the purpose of performing certain electronic reconciliations of portfolio holdings of the Funds, Bloomberg (daily disclosure of full portfolio holdings, provided next business day), Barclays Capital (periodic disclosure of full portfolio holdings), Yield Book (periodic disclosure of full portfolio holdings) for the purpose of performing certain portfolio analytics for the Adviser, Securities Class Action Services, LLC (daily disclosure of full portfolio holdings, provided the next business day) for the purpose of monitoring and processing any applicable class action lawsuits filed, and Ernst & Young LLP (annually, or more frequently as needed, disclosure of foreign equity securities) for the purpose of performing certain functions related to the production of the Funds’ U.S. federal income and excise tax returns. Although the Trust may enter into written confidentiality agreements, in other circumstances, such as those described in (4) above, the obligation to keep information confidential may be based on common law, professional or statutory duties of confidentiality. Common law, professional or statutory duties of confidentiality, including the duty not to trade on the information, may not be as clearly delineated and may be more difficult to enforce than contractual duties. Each Fund’s officers determine on a case by case basis whether it is appropriate for the Funds to rely on such common law, professional or statutory duties. The Board exercises oversight of the disclosure of portfolio holdings by, among other things, receiving and reviewing reports from each Fund’s chief compliance officer regarding any material issues concerning the Fund’s disclosure of portfolio holdings or from officers of the Fund in connection with proposed new exceptions or new disclosures pursuant to item (5) above. Notwithstanding the above, there is no assurance that the Funds’ policies on the sharing of portfolio holdings information will protect the Funds from the potential misuse of holdings by individuals or firms in possession of that information.

Other registered investment companies that are advised or sub-advised by each Fund’s Adviser may be subject to different portfolio holdings disclosure policies, and neither the Adviser nor the Board exercises control over such policies or disclosure. In addition, separate account clients of the Adviser have access to their portfolio holdings and are not subject to each Fund’s portfolio holdings disclosure policies. Some of the Funds that are advised or sub-advised by the Adviser and some of the separate accounts managed by the Adviser have investment objectives and strategies that are substantially similar or identical to the Funds’, and therefore potentially substantially similar, and in certain cases nearly identical, portfolio holdings as certain Funds.

In addition, any disclosures of portfolio holdings information by a Fund or its Adviser must be consistent with the anti-fraud provisions of the federal securities laws, each Fund’s and the Adviser’s fiduciary duty to shareholders, and each Fund’s code of ethics. Each Fund’s policies expressly prohibit the sharing of portfolio holdings information if the Fund, its Adviser or any other affiliated party receives compensation or other consideration in connection with such arrangement. The term “consideration” includes any agreement to maintain assets in a Fund or in other funds or accounts managed by each Fund’s Adviser or by any affiliated person of the Adviser.

MANAGEMENT OF THE TRUST

The Trust is governed by a Board, which is responsible for generally overseeing the conduct of Fund business and for protecting the interests of shareholders. The trustees meet periodically throughout the year to oversee the Funds’ activities, review contractual arrangements with companies that provide services to the Funds and review the Funds’ performance.

Trustees and Officers

The table below provides certain information regarding the trustees and officers of the Trust. For purposes of this table and for purposes of this Statement, the term “Independent Trustee” means those trustees who are not “interested persons,” as defined in the 1940 Act, of the Trust. In certain circumstances, trustees are also required to have no direct or indirect financial interest in the approval of a matter being voted on in order to be considered “independent” for the purposes of the requisite approval. For purposes of this Statement, the term “Interested Trustee” means those trustees who are “interested persons,” as defined by the 1940 Act, of the Trust.

The following table provides information about the members of the Board including information about their principal occupations during the past five years, information about other directorships held at public companies, and a summary of the experience, qualifications, attributes or skills that led to the conclusion that the trustee should serve as such. Unless otherwise indicated, the address of all persons below is 399 Boylston Street, Boston, MA 02116.

Name and Year of Birth	Position(s) Held with the Trust, Length of Time Served and Term of Office[1]	Principal Occupation(s) During Past 5 Years	Number of Portfolios in Fund Complex Overseen[2] and Other Directorships Held During Past 5 Years	Experience, Qualifications, Attributes, Skills for Board Membership
INDEPENDENT TRUSTEES
Daniel M. Cain (1945)	Trustee Since 2003 Chairman of the Contract Review and Governance Committee	Chairman (formerly, President and Chief Executive Officer) of Cain Brothers & Company, Incorporated (investment banking)	41 Director, Sheridan Healthcare Inc. (physician practice management)	Significant experience on the Board and on the board of other business organizations (including at a health care organization); experience in the financial industry (including roles as chairman and former chief executive officer of an investment banking firm)

Kenneth A. Drucker (1945)	Trustee Since 2008 Chairman of the Audit Committee	Retired	41	Significant experience on the Board and on the board of other business organizations (including at investment companies); executive experience (including as treasurer of an aerospace, automotive, and metal manufacturing corporation)

Name and Year of Birth	Position(s) Held with the Trust, Length of Time Served and Term of Office[1]	Principal Occupation(s) During Past 5 Years	Number of Portfolios in Fund Complex Overseen[2] and Other Directorships Held During Past 5 Years	Experience, Qualifications, Attributes, Skills for Board Membership
Edmond J. English (1953)	Trustee Since 2013 Contract Review and Governance Committee Member	Chief Executive Officer of Bob’s Discount Furniture (retail)	41 Formerly, Director, BJ’s Wholesale Club (retail); formerly, Director, Citizens Financial Group (bank)	Significant experience on the board of other business organizations (including at a retail company and a bank); executive experience (including at a retail company)

Wendell J. Knox (1948)	Trustee Since 2009 Audit Committee Member	Director (formerly, President and Chief Executive Officer) of Abt Associates Inc. (research and consulting)	41 Director, Eastern Bank (bank); Director, The Hanover Insurance Group (property and casualty insurance)	Significant experience on the Board and on the board of other business organizations (including at a bank and at a property and casualty insurance firm); executive experience (including roles as president and chief executive officer of a consulting company)

Martin T. Meehan (1956)	Trustee Since 2012 Contract Review and Governance Committee Member	Chancellor and faculty member, University of Massachusetts Lowell	41 None	Experience as Chancellor of the University of Massachusetts Lowell; experience on the board of other business organizations; government experience (including as a member of the U.S. House of Representatives); academic experience

Name and Year of Birth	Position(s) Held with the Trust, Length of Time Served and Term of Office[1]	Principal Occupation(s) During Past 5 Years	Number of Portfolios in Fund Complex Overseen[2] and Other Directorships Held During Past 5 Years	Experience, Qualifications, Attributes, Skills for Board Membership
Sandra O. Moose (1942)	Chairperson of the Board since November 2005 Trustee Since 2003 Ex officio member of the Audit Committee and Contract Review and Governance Committee	President, Strategic Advisory Services (management consulting)	41 Director, Verizon Communications (telecommunications company); Director, AES Corporation (international power company); formerly, Director, Rohm and Haas Company (specialty chemicals)	Significant experience on the Board and on the board of other business organizations (including at a telecommunications company, an international power company and a specialty chemicals corporation); executive experience (including at a management consulting company)

Erik R. Sirri (1958)	Trustee Since 2009 Audit Committee Member	Professor of Finance at Babson College; formerly, Director of the Division of Trading and Markets at the Securities and Exchange Commission	41 None	Significant experience on the Board; experience as Director of the Division of Trading and Markets at the Securities and Exchange Commission; academic experience; training as an economist

Peter J. Smail (1952)	Trustee Since 2009 Audit Committee Member	Retired	41 None	Significant experience on the Board; mutual fund industry and executive experience (including roles as president and chief executive officer for an investment adviser)

Name and Year of Birth	Position(s) Held with the Trust, Length of Time Served and Term of Office[1]	Principal Occupation(s) During Past 5 Years	Number of Portfolios in Fund Complex Overseen[2] and Other Directorships Held During Past 5 Years	Experience, Qualifications, Attributes, Skills for Board Membership
Cynthia L. Walker (1956)	Trustee Since 2005 Contract Review and Governance Committee Member	Deputy Dean for Finance and Administration, Yale University School of Medicine	41 None	Significant experience on the Board; executive experience in a variety of academic organizations (including roles as dean for finance and administration)

INTERESTED TRUSTEES
Robert J. Blanding[3] (1947) 555 California Street San Francisco, CA 94104	Trustee Since 2002 President and Chief Executive Officer since 2002	President, Chairman, Director and Chief Executive Officer, Loomis, Sayles & Company, L.P.	41 None	Significant experience on the Board; continuing service as President, Chairman, and Chief Executive Officer of Loomis, Sayles & Company, L.P.

David L. Giunta[4] (1965)	Trustee Since 2011 Executive Vice President of Loomis Sayles Funds I since 2008	President and Chief Executive Officer, NGAM Distribution Corporation, NGAM Advisors, L.P. and NGAM Distribution, L.P	41 None	Significant experience on the Board; continuing experience as President and Chief Executive Officer of NGAM Advisors, L.P. and NGAM Distribution, L.P.

John T. Hailer[5] (1960)	Trustee Since 2003	President and Chief Executive Officer-U.S. and Asia, Natixis Global Asset Management, L.P	41 None	Significant experience on the Board; continuing experience as President and Chief Executive Officer-U.S. and Asia, Natixis Global Asset Management, L.P.

[1]	Each trustee serves until retirement, resignation or removal from the Board. The current retirement age is 75. The position of Chairperson of the Board is appointed for a three-year term. Ms. Moose was appointed to serve an additional three year term as the Chairperson of the Board on December 13, 2013.
[2]	The trustees of the Trust serve as trustees of a fund complex that includes all series of the Natixis Funds Trust I, Natixis Funds Trust II, Natixis Funds Trust IV and Gateway Trust (collectively, the “Natixis Funds Trusts”), Loomis Sayles Funds I and Loomis Sayles Funds II (collectively, the “Loomis Sayles Funds Trusts”), and Hansberger International Series (collectively, the “Fund Complex”).
[3]	Mr. Blanding is deemed an “interested person” of the Trust because he holds the following positions with an affiliated person of the Trust: President, Chairman, Director and Chief Executive Officer of Loomis Sayles and Director of Loomis Sayles Investment Asia Pte., Ltd.
[4]	Mr. Giunta is deemed an “interested person” of the Trust because he holds the following positions with an affiliated person of the Trust: President and Chief Executive Officer of NGAM Distribution Corporation, NGAM Advisors, L.P. and NGAM Distribution, L.P.
[5]	Mr. Hailer is deemed an “interested person” of the Trust because he holds the following positions with an affiliated person of the Trust: President and Chief Executive Officer – U.S. and Asia, Natixis Global Asset Management, L.P.

Name and Year of Birth	Position(s) Held with the Trust	Term of Office[1] and Length of Time Served	Principal Occupation During Past 5 Years[2]
OFFICERS OF THE TRUST
Coleen Downs Dinneen (1960)	Secretary, Clerk and Chief Legal Officer	Since September 2004	Executive Vice President, General Counsel, Secretary and Clerk, NGAM Distribution Corporation, NGAM Advisors, L.P. and NGAM Distribution, L.P.

Daniel J. Fuss (1933) One Financial Center Boston, MA 02111	Executive Vice President	Since June 2003	Vice Chairman and Director, Loomis, Sayles & Company, L.P.

Russell L. Kane (1969)	Chief Compliance Officer, Assistant Secretary and Anti-Money Laundering Officer	Chief Compliance Officer, since May 2006; Assistant Secretary since June 2004; and Anti-Money Laundering Officer since April 2007	Chief Compliance Officer for Mutual Funds, Senior Vice President, Deputy General Counsel, Assistant Secretary and Assistant Clerk, NGAM Distribution Corporation, NGAM Advisors, L.P. and NGAM Distribution, L.P.

Michael C. Kardok (1959)	Treasurer, Principal Financial and Accounting Officer	Since October 2004	Senior Vice President, NGAM Advisors, L.P. and NGAM Distribution, L.P.

[1]	Each officer of the Trust serves for an indefinite term in accordance with the Trust’s current by-laws until the date his or her successor is elected and qualified, or until he or she sooner dies, retires, is removed or becomes disqualified.
[2]	Each person listed above, except as noted, holds the same position(s) with the Fund Complex. Mr. Fuss is not an officer of the Natixis Funds Trusts or the Hansberger International Series. Previous positions during the past five years with NGAM Distribution, L.P., NGAM Advisors, L.P. or Loomis, Sayles & Company, L.P. are omitted, if not materially different from a trustee’s or officer’s current position with such entity.

Qualifications of Trustees

The preceding tables provide an overview of the considerations that led the Board to conclude that each individual serving as a trustee of the Trust should so serve. The current members of the Board have joined the Board at different points in time. Generally, no one factor was determinative in the original selection of an individual to join the Board. Among the factors the Board considered when concluding that an individual should serve on the Board were the following: (i) the individual’s knowledge in matters relating to the mutual fund industry; (ii) any experience possessed by the individual as a director or senior officer of other public companies; (iii) the individual’s educational background; (iv) the individual’s reputation for high ethical standards and personal and professional integrity; (v) any specific financial, technical or other expertise possessed by the individual, and the extent to which such expertise would complement the Board’s existing mix of skills and qualifications; (vi) the individual’s perceived ability to contribute to the ongoing functions of the Board, including the individual’s ability and commitment to attend meetings regularly and work collaboratively with other members of the Board; (vii) the individual’s ability to qualify as an Independent Trustee for purposes of applicable regulations; and (viii) such other factors as the Board determined to be relevant in light of the existing composition of the Board and any anticipated vacancies or other transitions. Each trustee’s professional experience and additional considerations that contributed to the Board’s conclusion that an individual should serve on the Board are summarized in the tables above.

Leadership and Structure of the Board

The Board is led by the Chairperson of the Board, who is an Independent Trustee. The Board of Trustees currently consists of twelve trustees, nine of whom are Independent Trustees. The trustees have delegated significant oversight authority to the two standing committees of the Trust, the Audit Committee and Contract Review and Governance Committee, both of which consist solely of Independent Trustees. These committees meet separately and at times jointly, with the joint meetings intended to educate and involve all Independent Trustees in significant committee-level topics. As well as handling matters directly, the committees raise matters to the Board for consideration. In addition to the oversight performed by the committees and the Board, the Chairperson of the Board and the chairpersons of each committee interact frequently with management regarding topics to be considered at Board and committee meetings as well as items arising between meetings. At least once a year the Board reviews its governance structure. The Board believes its leadership structure is appropriate and effective in that it allows for oversight at the committee or board level, as the case may be, while facilitating communications among the trustees and between the Board and Fund management.

The Contract Review and Governance Committee of the Trust considers matters relating to advisory, subadvisory and distribution arrangements, potential conflicts of interest between a Fund’s Adviser and the Trust, and governance matters relating to the Trust. During the fiscal year ended September 30, 2013, this committee held five meetings. The Contract Review and Governance Committee also makes nominations for Independent Trustee membership on the Board when necessary and considers recommendations from shareholders of the Funds that are submitted in accordance with the procedures by which shareholders may communicate with the Board. Pursuant to those procedures, shareholders must submit a recommendation for nomination in a signed writing addressed to the attention of the Board of Trustees, c/o Secretary of the Funds, NGAM Advisors, L.P. (“NGAM Advisors”), 399 Boylston Street, 12th Floor, Boston, MA 02116. This written communication must (i) be signed by the shareholder, (ii) include the name and address of the shareholder, (iii) identify the Fund(s) to which the communication relates, and (iv) identify the account number, class and number of shares held by the shareholder as of a recent date or the intermediary through which the shares are held. The recommendation must be received in a timely manner (and in any event no later than the date specified for receipt of shareholder proposals in any applicable proxy statement with respect to the Fund). A recommendation for trustee nomination shall be kept on file and considered by the Board for six (6) months from the date of receipt, after which the recommendation shall be considered stale and discarded. The recommendation must contain sufficient background information concerning the trustee candidate to enable a proper judgment to be made as to the candidate’s qualifications.

The Contract Review and Governance Committee has not established specific, minimum qualifications that must be met by an individual to be recommended for nomination as an Independent Trustee. When identifying an individual to potentially fill a vacancy on the Funds’ Board, the Contract Review and Governance Committee may seek referrals from a variety of sources, including current trustees, management of the Trust, Fund counsel and counsel to the trustees, as well as shareholders of a Fund in accordance with the procedures described above. In evaluating candidates for a position on the Board, the Contract Review and Governance Committee may consider a variety of factors, including (i) the nominee’s knowledge of the mutual fund industry; (ii) any experience possessed by the nominee as a director or senior officer of a financial services company or a public company; (iii) the nominee’s educational background; (iv) the nominee’s reputation for high ethical standards and personal and professional integrity; (v) any specific financial, technical or other expertise possessed by the nominee, and the extent to which such expertise would complement the Board’s existing mix of skills and qualifications; (vi) the nominee’s perceived ability to contribute to the ongoing functions of the Board, including the nominee’s ability and commitment to attend meetings regularly and work collaboratively with other members of the Board; (vii) the nominee’s ability to qualify as an Independent Trustee for purposes of applicable regulations; and (viii) such other factors as the Committee may request in light of the existing composition of the Board and any anticipated vacancies or other transitions.

The Audit Committee of the Trust consists solely of Independent Trustees and considers matters relating to the scope and results of the Trust’s audits and serves as a forum in which the independent registered public accounting firm can raise any issues or problems identified in an audit with the Board. This Committee also reviews and monitors compliance with stated investment objectives and policies, SEC regulations as well as operational issues relating to the transfer agent, administrator, sub-administrator and custodian. In addition, the Audit Committee implements procedures for receipt, retention and treatment of complaints received by a Fund regarding its accounting, internal accounting controls and the confidential, anonymous submission by officers of a Fund or employees of certain service providers of concerns related to such matters. During the fiscal year ended September 30, 2013, this Committee held four meetings.

The current membership of each committee is as follows:

Audit Committee	Contract Review and Governance Committee
Kenneth A. Drucker — Chairman	Daniel M. Cain — Chairman
Wendell J. Knox	Edmond J. English
Erik R. Sirri Peter J. Smail	Martin T. Meehan Cynthia L. Walker

As chairperson of the Board, Ms. Moose is an ex officio member of both Committees.

Board’s Role in Risk Oversight of the Funds

The Board’s role is one of oversight of the practices and processes of the Funds and their service providers, rather than active management of the Trust, including in matters relating to risk management. The Board seeks to understand the key risks facing the Funds, including those involving conflicts of interest; how Fund management identifies and monitors these risks on an ongoing basis; how Fund management develops and implements controls to mitigate these risks; and how Fund management tests the effectiveness of those controls. The Board cannot foresee, know, or guard against all risks, nor are the trustees’ guarantors against risk.

Periodically, Fund officers provide the full Board with an overview of the enterprise risk assessment program in place at Loomis Sayles and NGAM Distribution, L.P. (the “Distributor”), which serve as the administrator of and principal underwriter to the Funds, respectively. Fund officers on a quarterly and annual basis also provide the Board (or one of its standing committees) with written and oral reports on regulatory and compliance matters, operational and service provider matters, organizational developments, product proposals, Fund and internal audit results, and insurance and fidelity bond coverage, along with a discussion of the risks and controls associated with these matters, and periodically make presentations to management on risk issues and industry best practices. Fund service providers, including advisers, sub-advisers, transfer agents and the custodian, periodically provide Fund management and/or the Board with information about their risk assessment programs and/or the risks arising out of their activities. The scope and frequency of these reports vary. Fund officers also communicate with the trustees between meetings regarding material exceptions and other items germane to the Board’s risk oversight function.

Pursuant to Rule 38a-1 under the 1940 Act, the Board has appointed a Chief Compliance Officer (“CCO”) who is responsible for administering the Funds’ compliance program, including monitoring and enforcing compliance by the Funds and their service providers with the federal securities laws. The CCO has an active role in daily Fund operations and maintains a working relationship with all relevant advisory, compliance, operations and administration personnel for the Funds’ service providers. On at least a quarterly basis, the CCO reports to the Independent Trustees on significant compliance program developments, including material compliance matters, and on an annual basis, the CCO provides the full Board with a written report that summarizes his review and assessment of the adequacy of the compliance programs of the Funds and their service providers. The CCO also periodically communicates with the Audit Committee members between its scheduled meetings.

Fund Securities Owned by the Trustees

As of December 31, 2013, the Trustees had the following ownership in the Funds:

Independent Trustees

Dollar Range of Fund Shares[1]	Daniel M. Cain[2]	Kenneth A. Drucker	Edmond J. English	Wendell J. Knox[2]	Martin T. Meehan
Loomis Sayles Fixed Income Fund	A	A	A	A	A

Loomis Sayles Institutional High Income Fund	A	A	A	A	A

Loomis Sayles Investment Grade Fixed Income Fund	A	A	A	A	A

Aggregate Dollar Range of Fund Shares in Funds in the Fund Complex Overseen by Trustee	E	E	E	E	E

Dollar Range of Fund Shares[1]	Sandra O. Moose[2]	Erik R. Sirri[2]	Peter J. Smail[2]	Cynthia L. Walker[2]
Loomis Sayles Fixed Income Fund	A	E	A	A
Loomis Sayles Institutional High Income Fund	A	A	A	A
Loomis Sayles Investment Grade Fixed Income Fund	A	E	A	A
Aggregate Dollar Range of Fund Shares in Funds in the Fund Complex Overseen by Trustee	E	E	E	E

[1]	A. None
B. $1 - 10,000
C. $10,001 - $50,000
D. $50,001 - $100,000
E. over $100,000
[2]	Amounts include economic value of notional investments held through the deferred compensation plan.

Interested Trustees

Dollar Range of Fund Shares[1]	Robert J. Blanding	David L. Giunta	John T. Hailer
Loomis Sayles Fixed Income Fund	A	A	A

Loomis Sayles Institutional High Income Fund	E	A	A

Loomis Sayles Investment Grade Fixed Income Fund	A	A	A

Aggregate Dollar Range of Fund Shares in Funds in the Fund Complex Overseen by Trustee	E	E	E

[1]	A. None
B. $1 - 10,000
C. $10,001 - $50,000
D. $50,001 - $100,000
E. over $100,000

Trustee Fees

The Trusts pay no compensation to their officers or to Trustees who are employees, officers or directors of NGAM Advisors, the Distributor or their affiliates.

Effective January 1, 2014, the Chairperson of the Board receives a retainer fee at the annual rate of $300,000. The Chairperson does not receive any meeting attendance fees for Board of Trustees meetings or committee meetings that she attends. Each Trustee who is not an employee, officer or director of NGAM Advisors, the Distributor or their affiliates (other than the Chairperson) receives, in the aggregate, a retainer fee at the annual rate of $130,000. Each Trustee who is not an employee, officer or director of NGAM Advisors, the Distributor or their affiliates also receives a meeting attendance fee of $10,000 for each meeting of the Board of Trustees that he or she attends in person and $5,000 for each meeting of the Board of Trustees that he or she attends telephonically. In addition, each committee chairman receives an additional retainer fee at the annual rate of $17,500. Each Contract Review and Governance Committee and Audit Committee member is compensated $6,000 for each Committee meeting that he or she attends in person and $3,000 for each committee meeting that he or she attends telephonically. These fees are allocated among the mutual fund portfolios in the Natixis Funds Trusts, Loomis Sayles Funds Trusts, Hansberger International Series and Gateway Trust based on a formula that takes into account, among other factors, the relative net assets of each mutual fund portfolio.

The table below shows the amounts received by the trustees for serving as Trustees of the Trust and for also serving as Trustees of Natixis Funds Trusts and Hansberger International Series during the fiscal year ended September 30, 2013. The table also sets forth, as applicable, pension or retirement benefits accrued as part of Fund expenses, as well as estimated annual retirement benefits:

Compensation Table

For the Fiscal Year Ended September 30, 2013

	Aggregate Compensation from Trust[1]	Pension or Retirement Benefits Accrued as Part of Trust Expenses	Estimated Annual Benefits Upon Retirement	Total Compensation From the Fund Complex Paid to Trustee[2]
INDEPENDENT TRUSTEES
Graham T. Allison, Jr.[3]	$12,924	$0	$0	$39,750
Charles D. Baker[4]	$58,311	$0	$0	$180,000
Daniel M. Cain	$63,152	$0	$0	$193,875
Kenneth A. Drucker	$64,776	$0	$0	$200,375
Edmond J. English[5]	$46,523	$0	$0	$145,250
Wendell J. Knox	$59,935	$0	$0	$186,500
Martin T. Meehan	$59,447	$0	$0	$185,000
Sandra O. Moose	$107,150	$0	$0	$280,000
Erik R. Sirri	$59,447	$0	$0	$185,000
Peter J. Smail	$59,447	$0	$0	$185,000
Cynthia L. Walker	$59,935	$0	$0	$186,500
INTERESTED TRUSTEES
Robert J. Blanding	$0	$0	$0	$0
David L. Giunta	$0	$0	$0	$0
John T. Hailer	$0	$0	$0	$0

[1]	Amounts include payments deferred by trustees for the fiscal year ended September 30, 2013, with respect to the Trust. The total amount of deferred compensation accrued for Loomis Sayles Funds I as of September 30, 2013 for the trustees is as follows: Allison $452,703, Cain $388,989, English $47,609, Knox $312,661, Meehan $39,448, Sirri $240,521 and Walker $486,254.
[2]	Total Compensation represents amounts paid during the fiscal year ended September 30, 2013 to a Trustee for serving on the Board of seven (7) trusts with a total of forty-three (43) funds as of September 30, 2013.
[3]	Mr. Allison retired from the Board of Trustees effective December 31, 2012.
[4]	Mr. Baker resigned from the Board of Trustees effective December 31, 2013.
[5]	Mr. English was appointed as a trustee effective January 1, 2013.

The Natixis Funds Trusts, Loomis Sayles Funds Trusts and Hansberger International Series do not provide pension or retirement benefits to trustees, but have adopted a deferred payment arrangement under which each Trustee may elect not to receive fees from the Funds on a current basis but to receive in a subsequent period an amount equal to the value that such fees would have been if they had been invested in a Fund or Funds selected by the Trustee on the normal payment date of such fees.

Code of Ethics. The Trust, Loomis Sayles and the Distributor each have adopted a code of ethics under Rule 17j-1 of the 1940 Act. These codes of ethics permit the personnel of these entities to invest in securities, including securities that the Funds may purchase or hold. The codes of ethics are on public file with, and are available from, the SEC.

Proxy Voting Policies. The Board of the Funds has adopted the Proxy Voting Policy and Procedures (the “Procedures”) for the voting of proxies for securities held by the Funds. Under the Procedures, the responsibility for voting proxies generally is delegated to Loomis Sayles, the investment adviser. Decisions regarding the voting of proxies shall be made solely in the interest of the Funds and their shareholders. The Adviser shall exercise its fiduciary responsibilities to vote proxies with respect to a Fund’s investments that are managed by that Adviser in a prudent manner in accordance with the Procedures and the proxy voting policies of the Adviser. Proposals that, in the opinion of the Adviser, are in the best interests of shareholders are generally voted “for” and proposals that, in the judgment of the Adviser, are not in the best interests of shareholders are generally voted “against.” The Adviser is responsible for maintaining certain records and reporting to the Audit Committee of the Trust in connection with the voting of proxies. Upon request for reasonable periodic review as well as annual reporting to the SEC, the Adviser shall make available to each Fund, or NGAM Advisors, each Fund’s administrator, the records and information maintained by the Adviser under the Procedures.

Loomis Sayles uses the services of third parties (“Proxy Voting Service(s)”), to research and administer the vote on proxies for those accounts and funds for which Loomis Sayles has voting authority. One of Loomis Sayles’ Proxy Voting Services, Glass, Lewis & Company (“Glass Lewis”) provides vote recommendations and/or analysis to Loomis Sayles based on Glass Lewis’ own research. Loomis Sayles will generally follow its express policy with input from Glass Lewis unless Loomis Sayles Proxy Committee (the “Proxy Committee”) determines that the client’s best interests are served by voting otherwise.

All issues presented for shareholder vote will be considered under the oversight of the Proxy Committee. All non-routine issues will be directly considered by the Proxy Committee and, when necessary, the equity analyst following the company and/or the portfolio manager of a Fund holding the security, and will be voted in the best investment interests of the Fund. All routine issues will be voted according to Loomis Sayles’ policy approved by the Proxy Committee unless special factors require that they be considered by the Proxy Committee and, when necessary, the equity analyst following the company and/or the portfolio manager of a Fund holding the security. Loomis Sayles’ Proxy Committee has established these routine policies in what it believes are the best investment interests of Loomis Sayles’ clients.

The specific responsibilities of the Proxy Committee include (1) developing, authorizing, implementing and updating the Procedures, including an annual review of the Procedures, existing voting guidelines and the proxy voting process in general, (2) oversight of the proxy voting process including oversight of the vote on proposals according to the predetermined policies in the voting guidelines, directing the vote on proposals where there is reason not to vote according to the predetermined policies in the voting guidelines or where proposals require special consideration, and consultation with the portfolio managers and analysts for the Fund(s) holding the security when necessary or appropriate and, (3) engagement and oversight of third-party vendors, including Proxy Voting Services.

Loomis Sayles has established several policies to ensure that proxy votes are voted in its clients’ best interest and are not affected by any possible conflicts of interest. First, except in certain limited instances, Loomis Sayles votes in accordance with its pre-determined policies set forth in the Procedures. Second, where these Procedures allow for discretion, Loomis Sayles will generally consider the recommendations of Glass Lewis in making its voting decisions. However, if the Proxy Committee determines that Glass Lewis’ recommendation is not in the best interest of its clients, then the Proxy Committee may use its discretion to vote against Glass Lewis’ recommendation, but only after taking the following steps: (1) conducting a review for any material conflict of interest Loomis Sayles may have and, (2) if any material conflict is found to exist, excluding anyone at Loomis Sayles who is subject to that conflict of interest from participating in the voting decision in any way. However, if deemed necessary or appropriate by the Proxy Committee after full prior disclosure of any conflict, that person may provide information, opinions or recommendations on any proposal to the Proxy Committee. In such event the Proxy Committee will make reasonable efforts to obtain and consider, prior to directing any vote information, opinions or recommendations from or about the opposing position on any proposal.

Information regarding how the Funds voted proxies related to their respective portfolio securities during the 12-month period ended June 30, 2013 is available without charge (i) through the Funds’ website, www.loomissayles.com and (ii) on the SEC’s website at www.sec.gov.

OWNERSHIP OF FUND SHARES

The following table provides information on the principal holders of each Fund. A principal holder is a person who owns of record or beneficially 5% or more of any class of a Fund’s outstanding securities. Information provided in this table is as of January 3, 2014.*

To the extent that any shareholder listed below beneficially owns more than 25% of a Fund, it may be deemed to “control” such Fund within the meaning of the 1940 Act. The effect of such control may be to reduce the ability of other shareholders of the Fund to take actions requiring the affirmative vote of holders of a plurality or majority of the Fund’s shares without the approval of the controlling shareholder.

Fund	Shareholder and Address	Percentage of Shares Held
LOOMIS SAYLES FIXED INCOME FUND
(Institutional Class)	Wells Fargo Bank NA	10.54%
	Minneapolis, MN 5548-1533
	Somerville Retirement System	5.74%
	Somerville, MA 02145-2819
	Massachusetts Water Resources Authority Retirement System	5.42%
	Chelsea, MA 02150-3334
LOOMIS SAYLES INSTITUTIONAL HIGH INCOME FUND
(Institutional Class)	Daniel J. Fuss & Rosemary B. Fuss	7.27%
	Wellesley, MA 02148-5221
	Brics & Co.	5.84%
	Westerville, OH 43081
	Brics & Co.	5.21%
	Westerville, OH 43081
LOOMIS SAYLES INVESTMENT GRADE FIXED INCOME FUND[2]
(Institutional Class)	Northern Trust Co.	9.85%
	Chicago, IL 60675-0001
	Braintree Contributory Retirement System	7.37%
	Braintree, MA 02184-5337
	Mac & Co.	6.28%
	Pittsburg, PA 15230-3798

*	Such ownership may be beneficially held by individuals or entities other than the owner listed. To the extent that any listed shareholder beneficially owns more than 25% of a Fund, it may be deemed to “control” such Fund within the meaning of the 1940 Act. The effect of such control may be to reduce the ability of other shareholders of the Fund to take actions requiring the affirmative vote of holders of a plurality or majority of the Fund’s shares without the approval of the controlling shareholder.

A Fund may experience large redemptions or investments due to transactions in Fund shares by funds of funds, other large shareholders or similarly managed accounts. While it is impossible to predict the overall effect of these transactions over time, there could be an adverse impact on a Fund’s performance. In the event of such redemptions or investments, a Fund could be required to sell securities or to invest cash at a time when it may not otherwise desire to do so. Such transactions may increase a Fund’s brokerage and/or other transaction costs. In addition, when funds of funds or other investors own a substantial portion of a Fund’s shares, a large redemption by a fund of funds could cause actual expenses to increase, or could result in the Fund’s current expenses being allocated over a smaller asset base, leading to an increase in the Fund’s expense ratio. Redemptions of fund shares could also accelerate the realization of taxable capital gains in the Fund if sales of securities result in capital gains. The impact of these transactions is likely to be greater when a fund of funds or other significant investor purchases, redeems, or owns a substantial portion of the Fund’s shares. When possible, a Fund’s Adviser will consider how to minimize these potential adverse effects, and may take such actions as it deems appropriate to address potential adverse effects, including redemption of shares in-kind rather than in cash or carrying out the transactions over a period of time, although there can be no assurance that such actions will be successful.

Management Ownership

As of record on January 3, 2014, the officers and trustees of the Trust collectively owned less than 1% of the then outstanding shares of the Funds. The amounts include shares held by the Loomis Sayles Employees’ Profit Sharing Plan (the “Profit Sharing Plan”) or the Loomis Sayles Funded Pension Plan (the “Pension Plan”).

As of January 3, 2014, the Profit Sharing Plan owned the following percentages of the outstanding Institutional Class shares of the indicated Fund: 2.12% of Loomis Sayles Institutional High Income.

As of January 3, 2014, the Pension Plan owned less than 1% of the outstanding Institutional Class shares of the Loomis Sayles Fixed Income Fund, Loomis Sayles Institutional High Income Fund and Loomis Sayles Investment Grade Fixed Income Fund.

The trustee of the Pension Plan and Profit Sharing Plan is Charles Schwab Trust Company. The Pension Plan’s Advisory Committee, which is composed of the same individuals listed below as trustees of the Profit Sharing Plan, has the sole voting and investment power with respect to the Pension Plan’s shares. The trustees of the Profit Sharing Plan are John DeBeer, Stephanie Lord, Tom Fahey, Richard Skaggs, Timothy Hunt, Greg O’Hara, John McGraw, Paul Sherba, John Russell, Michael Giles and Kurt Wagner. Except for Timothy Hunt, John DeBeer and John McGraw, each member of the Advisory Committee is an officer and employee of Loomis Sayles. Plan participants are entitled to exercise investment and voting power over shares owned of record by the Profit Sharing Plan. Shares not voted by participants are voted in the same proportion as the shares voted by the voting participants. The address for the Profit Sharing Plan and the Pension Plan is One Financial Center, Boston, MA 02111.

INVESTMENT ADVISORY AND OTHER SERVICES

NGAM Advisors, formed in 1995, is a limited partnership owned by Natixis Global Asset Management, L.P. (“Natixis US”).

Loomis Sayles, located at One Financial Center, Boston, MA 02111, serves as Adviser to the Funds. Loomis Sayles is a subsidiary of Natixis US, which is part of Natixis Global Asset Management. Founded in 1926, Loomis Sayles is one of the oldest investment advisory firms in the United States with over $199.8 billion in assets under management as of December 31, 2013. Loomis Sayles has an extensive internal research staff. Loomis Sayles makes investment decisions for each Fund.

Natixis US is part of Natixis Global Asset Management, an international asset management group based in Paris, France, that is in turn owned by Natixis, a French investment banking and financial services firm. Natixis is owned by BPCE, France’s second largest banking group. BPCE is owned by banks comprising two autonomous and complementary retail banking networks consisting of the Caisse d’Epargne regional savings banks and the Banque Populaire regional cooperative banks. An affiliate of the French government is an investor in non-voting securities of BPCE and has limited, non-controlling representation on the supervisory board of BPCE as well as the right to convert certain shares into common equity of BPCE at a future time. The registered address of Natixis is 30, avenue Pierre Mendès France, 75013 Paris, France. The registered address of BPCE is 50, avenue Pierre Mendès France, 75013 Paris, France.

The 13 principal subsidiary or affiliated asset management firms of Natixis US collectively had over $419 billion in assets under management or administration as of December 31, 2013.

Advisory Agreements. Each Fund’s advisory agreement with Loomis Sayles provides that the Adviser will furnish or pay the expenses of the applicable Fund for office space, facilities and equipment, services of executive and other personnel of the Trusts and certain administrative services. The Adviser is responsible for obtaining and evaluating such economic, statistical and financial data and information and performing such additional research as is necessary to manage each Fund’s assets in accordance with its investment objectives and policies. For these services, the advisory agreements provide that each Fund shall pay Loomis Sayles a monthly investment advisory fee at the following annual percentage rates of the particular Fund’s average daily net assets:

Fund	Rate
Loomis Sayles Fixed Income Fund	0.50%
Loomis Sayles Institutional High Income Fund	0.60%
Loomis Sayles Investment Grade Fixed Income Fund	0.40%

Each Fund pays all expenses not borne by the Adviser including, but not limited to, the charges and expenses of the Funds’ custodian and transfer agent, independent registered public accounting firm, legal counsel for the Funds, legal counsel for the Trust’s Independent Trustees, 12b-1 fees, all brokerage commissions and transfer taxes in connection with portfolio transactions, all taxes and filing fees, litigation and other extraordinary expenses, the fees and expenses for registration or qualification of its shares under federal and state securities laws, all expenses of shareholders’ and trustees’ meetings, cost of preparing, printing and mailing reports to shareholders, and the compensation of trustees who are not directors, officers or employees of the Funds’ Adviser, or its affiliates, other than affiliated registered investment companies. (See the section “Description of the Trusts.”)

Each advisory agreement provides that it will continue in effect for two years from its date of execution and thereafter from year to year if its continuance is approved at least annually (i) by the Board or by vote of a majority of the outstanding voting securities of the Fund and (ii) by vote of a majority of the Independent Trustees, cast in person at a meeting called for the purpose of voting on such approval.

Each advisory agreement may be terminated without penalty by vote of the Board or by vote of a majority of the outstanding voting securities of the Fund, upon 60 days’ written notice, or by the Fund’s Adviser upon 90 days’ written notice, and each terminates automatically in the event of its assignment (as defined in the 1940 Act).

Each advisory agreement provides that Loomis Sayles shall not be subject to any liability in connection with the performance of its services thereunder in the absence of willful misfeasance, bad faith, gross negligence or reckless disregard of its obligations and duties.

During the periods shown below, pursuant to the advisory agreements described above, Loomis Sayles received the following amounts of investment advisory fees from each Fund.

	Fiscal Year Ended 9/30/11		Fiscal Year Ended 9/30/12		Fiscal Year Ended 9/30/13
Fund	Advisory Fees	Fee Waivers	Advisory Fees	Fee Waivers	Advisory Fees	Fee Waivers
Loomis Sayles Fixed Income Fund	$4,311,908	$—	$5,032,244	$—	$5,894,291	$—
Loomis Sayles Institutional High Income Fund	$2,572,303	$—	$3,450,556	$—	$3,940,399	$—
Loomis Sayles Investment Grade Fixed Income Fund	$1,794,547	$—	$2,279,998	$—	$3,003,867	$—

Loomis Sayles has given a binding contractual undertaking (for all classes of the Funds in the table below) to waive the advisory fees and, if necessary, to reimburse certain expenses related to operating the Funds in order to limit their expenses, exclusive of acquired fund fees and expenses, brokerage expenses, interest expense, taxes and organizational and extraordinary expenses, such as litigation and indemnification expenses, to the annual rates indicated below. The undertaking is in effect through January 31, 2015 and will be reevaluated on an annual basis, thereafter, subject to the obligation of each applicable Fund to repay such waived/reimbursed fees or expenses in later periods to the extent that a class’s expenses fall below the expense limit. Loomis Sayles will be permitted to recover, on a class-by-class basis, expenses it has borne to the extent that the Funds’ expenses in later periods fall below the annual rates set forth in the undertaking.

However, Loomis Sayles will not be entitled to recover any such waived/reimbursed fees more than one year after the end of the fiscal year in which the fee/expense was waived/reimbursed.

Fund	Expense Limit	Date of Undertaking
Loomis Sayles Fixed Income Fund
Institutional Class	0.65%	February 1, 2014
Loomis Sayles Institutional High Income Fund
Institutional Class	0.75%	February 1, 2014
Loomis Sayles Investment Grade Fixed Income Fund
Institutional Class	0.55%	February 1, 2014

In addition to serving as investment adviser to each series of the Trust, Loomis Sayles also acts as investment adviser to certain series of Natixis Funds Trust I, Natixis Funds Trust II and Loomis Sayles Funds II, each a registered open-end management investment company. Loomis Sayles also serves as subadviser to a number of other open-end management companies and provides investment advice to numerous other corporate and fiduciary clients.

Distribution Agreement. Under separate agreements with the Trust (the “Distribution Agreements”), the Distributor serves as the general distributor of each class of shares of the Funds, a role it assumed on July 1, 2003. Previously, the Distributor served as principal underwriter of the Funds. Under the Distribution Agreements, the Distributor is not obligated to sell a specific number of shares. The Distributor bears the cost of making information about the Funds available through advertising and other means and the cost of printing and mailing the Prospectus to persons other than shareholders. The Funds pay the cost of registering and qualifying their shares under state and federal securities laws and the distribution of the Prospectus to existing shareholders.

Each Distribution Agreement may be terminated at any time with respect to the relevant Fund on 60 days’ written notice to the Distributor by vote of a majority of the outstanding voting securities of the Fund or by vote of a majority of the trustees who are not “interested persons” of the Trust, as that term is defined in the 1940 Act. Each Distribution Agreement also may be terminated by the Distributor on 90 days’ written notice to the Trust, and will automatically terminate in the event of its “assignment,” as that term is defined in the 1940 Act. In each such case, such termination will be without payment of any penalty.

The Distribution Agreement will continue in effect for successive one-year periods with respect to the relevant Fund, provided that each such continuance is specifically approved (i) by the vote of a majority of the entire Board or by vote of a majority of the outstanding voting securities of the Fund and (ii) by the vote of a majority of the trustees who are not “interested persons,” as that term is defined in the 1940 Act, of the Trust or the Distributor, in each case cast in person at a meeting called for that purpose.

The Funds may pay fees to intermediaries such as banks, broker-dealers, financial advisers or other financial institutions for sub-administration, sub-transfer agency and other services, including, but not limited to, recordkeeping, shareholder or participant reporting or shareholder or participant recordkeeping (“recordkeeping and processing-related services”) associated with shareholders whose shares are held of record in omnibus, other group accounts (for example, 401(k) plans) or accounts traded through registered securities clearing agents. These fees are paid directly or indirectly by the Funds in light of the fact that other costs may be avoided by the Funds where the intermediary, not the Funds’ service providers, provides shareholder services to Fund shareholders. The intermediary may impose other account or service charges directly on account holders or participants. In addition, depending on the arrangements, the Funds’ advisers and/or Distributor or their affiliates may, out of their own resources, compensate such financial intermediaries or their agents directly or indirectly for such recordkeeping and processing-related services. The services provided and related payments vary from firm to firm.

The Adviser and its affiliates may, out of their own resources, make additional payments to financial intermediaries who sell shares of the Funds. Such payments and compensation are in addition to any fees paid or reimbursed by the Funds. These payments may include: (i) additional compensation with respect to the sale and/or servicing of Institutional Class shares, (ii) payments based upon various factors described below and (iii) financial assistance programs to firms who sell or arrange for the sale of Fund shares including, but not limited to, remuneration for: the firm’s internal sales contests and incentive programs, marketing and sales fees, expenses related to advertising or promotional activity and events and shareholder record keeping or miscellaneous administrative services. From its own profits and resources, the Adviser may, from time to time, make payments to qualified wholesalers, registered financial institutions and third party marketers for marketing support services and/or retention of assets. Among others, the Adviser has agreed to make such payments for marketing support services to AXA Advisors, LLC. In addition to marketing and/or financial support payments described above, payment for travel, lodging and related expenses may be provided for attendance at Fund seminars and conferences, e.g., due diligence meetings held for training and educational purposes. The Adviser intends that the payment of these concessions and any other compensation offered will conform with state and federal laws and the rules of any self-regulatory organization, such as the Financial Industry Regulatory Authority (“FINRA”). The participation of such firms in financial assistance programs is at the discretion of the firm and the Adviser. The payments described in (iii) above may be based on sales (generally 0.10% of gross sales) or the amount of assets a financial intermediary’s clients have invested in the Funds (at annual rates generally ranging from 0.03% to 0.35% of the value of the clients’ shares). The actual payment rates to a financial intermediary will depend upon how the particular arrangement is structured (e.g., solely asset-based fees, solely sales-based fees or a combination of both) and other factors such as the length of time assets have remained invested in the Funds, redemption rates and the willingness of the financial intermediary to provide access to its representatives for educational and marketing purposes. The payments to financial intermediaries described in this section and elsewhere in this Statement, which may be significant to the financial intermediaries, may create an incentive for a dealer or its representatives to recommend or sell shares of a particular Fund or shares class over other mutual funds or share classes. Additionally, these payments may result in the Fund’s inclusion on a sales list, including a preferred or select sales list, or in other sales programs. Investors should contact their financial representative for details about the payment the financial intermediaries may receive.

Other Services. NGAM Advisors performs certain accounting and administrative services for the Funds, pursuant to an Administrative Services Agreement dated January 1, 2005, as amended from time to time (the “Administrative Agreement”). Under the Administrative Agreement, NGAM Advisors provides the following services to the Funds: (i) personnel that perform bookkeeping, accounting, internal auditing and financial reporting functions and clerical functions relating to the Funds, (ii) services required in connection with the preparation of registration statements and prospectuses, registration of shares in various states, shareholder reports and notices, proxy solicitation material furnished to shareholders of the Funds or regulatory authorities and reports and questionnaires for SEC compliance, and (iii) the various registrations and filings required by various regulatory authorities.

For the fiscal years ended September 30, 2011 and September 30, 2012 and September 30, 2013, pursuant to the Administrative Agreement between NGAM Advisors and the Trust, NGAM Advisors received the following fees from the Funds for administrative services:

Fund	Fiscal Year Ended September 30, 2011	Fiscal Year Ended September 30, 2012	Fiscal Year Ended September 30, 2013
Loomis Sayles Fixed Income Fund	$400,618	$458,381	$521,498
Loomis Sayles Institutional High Income Fund	$199,156	$261,786	$290,517
Loomis Sayles Investment Grade Fixed Income Fund	$208,428	$259,427	$332,211

Custodial Arrangements. State Street Bank and Trust Company (“State Street Bank”), One Lincoln Street, Boston, MA, 02111, serves as the custodian for the Trust. As such, State Street Bank holds in safekeeping certificated securities and cash belonging to each Fund and, in such capacity, is the registered owner of securities in book-entry form belonging to each Fund. Upon instruction, State Street Bank receives and delivers cash and securities of each Fund in connection with Fund transactions and collects all dividends and other distributions made with respect to Fund portfolio securities. State Street Bank also maintains certain accounts and records of the Trust and calculates the total NAV, total net income and NAV per share of each Fund on a daily basis.

Transfer Agency Services. Pursuant to a contract between the Trust, on behalf of each Fund, and Boston Financial Data Services, Inc. (“Boston Financial”), whose principal business address is 2000 Crown Colony Drive, Quincy, MA 02169, Boston Financial acts as shareholder servicing and transfer agent for the Funds and is responsible for services in connection with the establishment, maintenance and recording of shareholder accounts, including all related tax and other reporting requirements and the implementation of investment and redemption arrangements offered in connection with the sale of the Funds’ shares.

Independent Registered Public Accounting Firm. The Trust’s independent registered public accounting firm is PricewaterhouseCoopers, LLP, 125 High Street, Boston, Massachusetts 02110. The independent registered public accounting firm conducts an annual audit of each Fund’s financial statements, assists in the review of federal and state income tax returns and consults with the Trust as to matters of accounting and federal and state income taxation. The financial highlights in the Prospectus for the Funds, and the financial statements contained in the Funds’ annual reports for the year ended September 30, 2013 and incorporated by reference into this Statement, have been so included in reliance on the reports of the Trust’s independent registered public accounting firm, given on the authority of said firm as experts in auditing and accounting.

Counsel to the Funds. Ropes & Gray LLP, located at Prudential Tower, 800 Boylston Street, Boston, MA 02199, serves as counsel to the Funds.

PORTFOLIO MANAGEMENT INFORMATION

Portfolio Managers’ Management of Other Accounts

As of September 30, 2013, the portfolio managers of the Funds managed other accounts in addition to managing one or more of the Funds. The following table provides information on the other accounts managed by each portfolio manager.

	Registered Investment Companies				Other Pooled Investment Vehicles				Other Accounts
Name of Portfolio Manager	Other Accounts Managed		Advisory Fee is Based on Performance		Other Accounts Managed		Advisory Fee is Based on Performance		Other Accounts Managed		Advisory Fee is Based on Performance
	# of Accts	Total Assets	# of Accts	Total Assets	# of Accts	Total Assets	# of Accts	Total Assets	# of Accts	Total Assets	# of Accts	Total Assets
Matthew J. Eagan	17	$53.4 billion	0	$0	20	$9.7 billion	1	$1.0 billion	160	$21.0 billion	5	$696.8 million
Daniel J. Fuss	15	$53.8 billion	0	$0	4	$2.4 billion	0	$0	160	$20.9 billion	2	$372.9 million
Brian P. Kennedy	2	$11.1 billion	0	$0	1	$1.6 billion	0	$0	33	$1.5 billion	0	$0
Elaine M. Stokes	13	$51.7 billion	0	$0	15	$7.3 billion	0	$0	157	$20.9 billion	2	$372.9 million

Material Conflicts of Interest

Conflicts of interest may arise in the allocation of investment opportunities and the allocation of aggregated orders among the Funds and other accounts managed by the portfolio managers. A portfolio manager potentially could give favorable treatment to some accounts for a variety of reasons, including favoring larger accounts, accounts that pay higher fees, accounts that pay performance-based fees, accounts of affiliated companies and accounts in which the portfolio manager has an interest. Such favorable treatment could lead to more favorable investment opportunities or allocations for some accounts. Loomis Sayles makes investment decisions for all accounts (including institutional accounts, mutual funds, hedge funds and affiliated accounts) based on each account’s availability of other comparable investment opportunities and Loomis Sayles’ desire to treat all accounts fairly and equitably over time. Loomis Sayles maintains trade allocation and aggregation policies and procedures to address these potential conflicts. Conflicts of interest also may arise to the extent a portfolio manager short sells a stock in one client account but holds that stock long in other accounts, including the Funds, or sells a stock for some accounts while buying the stock for others, and through the use of “soft dollar arrangements,” which are discussed in the section “Portfolio Transactions and Brokerage.”

Portfolio Managers’ Compensation

The following describes the structure of, and the method used to determine, the compensation of each of the above-listed portfolio managers as of September 30, 2013.

Loomis Sayles believes that portfolio manager compensation should be driven primarily by the delivery of consistent and superior long-term performance for its clients. Portfolio manager compensation is made up primarily of three main components: base salary, variable compensation and a long-term incentive program. Although portfolio manager compensation is not directly tied to assets under management, a portfolio manager’s base salary and/or variable compensation potential may reflect the amount of assets for which the manager is responsible relative to other portfolio managers. Loomis Sayles also offers a profit sharing plan. Base salary is a fixed amount based on a combination of factors, including industry experience, firm experience, job performance and market considerations. Variable compensation is an incentive-based component and generally represents a significant multiple of base salary. Variable compensation is based on four factors: investment performance, profit growth of the firm, profit growth of the manager’s business unit and team commitment. Investment performance is the primary component of total variable compensation and generally represents at least 60% of the total. The other three factors are used to determine the remainder of variable compensation, subject to the discretion of the Chief Investment Officer (“CIO”) and senior management. The CIO and senior management evaluate these other factors annually.

While mutual fund performance and asset size do not directly contribute to the compensation calculation, investment performance for fixed income managers is measured by comparing the performance of Loomis Sayles’ institutional composite (pre-tax and net of fees) in the manager’s style to the performance of an external benchmark and a customized peer group. The external benchmark used for the investment style utilized by each fund is noted in the table below:

FUND	MANAGER BENCHMARK

Loomis Sayles Fixed Income Fund	Barclays U.S. Government/Credit Bond Index

Loomis Sayles Institutional High Income Fund	Barclays U.S. Corporate High Yield Bond Index

Loomis Sayles Investment Grade Fixed Income Fund	Barclays U.S. Government/Credit Bond Index

The customized peer group is created by Loomis Sayles and is made up of institutional managers in the particular investment style. A manager’s relative performance for the past five years, or seven years for some products, is used to calculate the amount of variable compensation payable due to performance. To ensure consistency, Loomis Sayles analyzes the five year or seven performance on a rolling three year basis. If a manager is responsible for more than one product, the rankings of each product are weighted based on relative revenue size of accounts represented in each product.

Loomis Sayles uses both an external benchmark and a customized peer group as a point of comparison for fixed-income manager performance because it believes they represent an appropriate combination of the competitive fixed-income product universe and the investment styles offered by Loomis Sayles.

Mr. Fuss’s compensation is also based on his overall contributions to Loomis Sayles in his various roles as Senior Portfolio Manager, Vice Chairman and Director. As a result of these factors, the contribution of investment performance to Mr. Fuss’ total variable compensation may be significantly lower than the percentage reflected above.

Mr. Eagan also serves as portfolio manager to certain private investment funds managed by Loomis Sayles, and may receive additional compensation based on his investment activities for each of those funds.

General

Mutual funds are not included in Loomis Sayles’ composites, so unlike other managed accounts, fund performance and asset size do not directly contribute to this calculation. However, each fund managed by Loomis Sayles employs strategies endorsed by Loomis Sayles and fits into the product category for the relevant investment style. Loomis Sayles may adjust compensation if there is significant dispersion among the returns of the composite and accounts not included in the composite.

Loomis Sayles has developed and implemented two distinct long-term incentive plans to attract and retain investment talent. The plans supplement existing compensation. The first plan has several important components distinguishing it from traditional equity ownership plans:

•	the plan grants units that entitle participants to an annual payment based on a percentage of company earnings above an established threshold;

•	upon retirement, a participant will receive a multi-year payout for his or her vested units; and

•	participation is contingent upon signing an award agreement, which includes a non-compete covenant.

The second plan is similarly constructed although the participants’ annual participation in company earnings is deferred for two years from the time of award and is only payable if the portfolio manager remains at Loomis Sayles. In this plan, there is no post-retirement payments or non-compete covenants.

Senior management expects that the variable compensation portion of overall compensation will continue to remain the largest source of income for those investment professionals included in the plan. The plan is initially offered to portfolio managers and over time the scope of eligibility is likely to widen. Management has full discretion on what units are issued and to whom.

Portfolio managers also participate in the Loomis Sayles profit sharing plan, in which Loomis Sayles makes a contribution to the retirement plan of each employee based on a percentage of base salary (up to a maximum amount). The portfolio managers also participate in the Loomis Sayles defined benefit pension plan, which applies to all Loomis Sayles employees who joined the firm prior to May 3, 2003. The defined benefit is based on years of service and base compensation (up to a maximum amount).

Portfolio Managers’ Ownership of Fund Shares

As of September 30, 2013, the portfolio managers had the following ownership in the Funds:

Name of Portfolio Manager	Fund(s) Managed	Dollar Range of Equity Securities Invested*
Matthew J. Eagan	Loomis Sayles Fixed Income Fund Loomis Sayles Institutional High Income Fund Loomis Sayles Investment Grade Fixed Income Fund	A E A

Daniel J. Fuss	Loomis Sayles Fixed Income Fund Loomis Sayles Institutional High Income Fund Loomis Sayles Investment Grade Fixed Income Fund	A G A

Brian P. Kennedy	Loomis Sayles Investment Grade Fixed Income Fund	B

Elaine M. Stokes	Loomis Sayles Fixed Income Fund Loomis Sayles Institutional High Income Fund Loomis Sayles Investment Grade Fixed Income Fund	A C A

* A. None	E. $100,001 - $500,000
B. $1 - 10,000	F. $500,001 - $1,000,000
C. $10,001 - $50,000	G. over $1,000,000
D. $50,001 - $100,000

There are various reasons why a portfolio manager may not own shares of the Fund he or she manages. One reason is that the Fund’s investment objectives and strategies may not match those of the portfolio manager. Administrative reasons (such as facilitating compliance with an adviser’s code of ethics) also may explain why a portfolio manager has chosen not to invest in the Funds.

Allocation of Investment Opportunity among Series of the Natixis Funds Trusts and Loomis Sayles Funds Trusts and Others Investors Managed by the Adviser; Cross Relationships of Officers and Trustees

Loomis Sayles has organized its business into two investment groups: The Fixed-Income Group and the Equity Group. The Fixed-Income Group and the Equity Group make investment decisions for the funds managed by Loomis Sayles. The groups make investment decisions independently of one another. These groups also have responsibility for the management of other client portfolios. The other investment companies and clients served by Loomis Sayles’ investment platforms sometimes invest in securities in which the funds (or segments thereof) advised or subadvised by Loomis Sayles also invest. If one of these funds and such other clients advised or subadvised by the same investment group of Loomis Sayles desire to buy or sell the same portfolio securities at or about the same time, the respective group allocates purchases and sales, to the extent practicable, on a pro rata basis in proportion to the amount desired to be purchased or sold for each fund or client advised or subadvised by that investment group. It is recognized that in some cases the practices described in this paragraph could have a detrimental effect on the price or amount of the securities which each of the funds purchases or sells. In other cases, however, it is believed that these practices may benefit the relevant Fund.

PORTFOLIO TRANSACTIONS AND BROKERAGE

In placing orders for the purchase and sale of equity securities, Loomis Sayles selects only brokers that it believes are financially responsible, will provide efficient and effective services in executing, clearing and settling an order and will charge commission rates that, when combined with the quality of the foregoing services, will produce the best price and execution for the transaction. This does not necessarily mean that the lowest available brokerage commission will be paid. However, the commissions are believed to be competitive with generally prevailing rates. Loomis Sayles will use its best efforts to obtain information as to the general level of commission rates being charged by the brokerage community from time to time and will evaluate the overall reasonableness of brokerage commissions paid on transactions by reference to such data. In making such evaluation, all factors affecting liquidity and execution of the order, as well as the amount of the capital commitment by the broker in connection with the order, are taken into account. Loomis Sayles may place orders for the Funds which, combined with orders for its other clients, may impact the price of the relevant security. This could cause the Funds to obtain a worse price on the transaction than would otherwise be the case if the orders were placed in smaller amounts or spread out over a longer period of time.

Subject to the overriding objective of obtaining the best possible execution of orders, the Adviser may allocate brokerage transactions to affiliated brokers. Any such transactions will comply with Rule 17e-1 under the 1940 Act. In order for the affiliated broker to effect portfolio transactions for the Funds, the commissions, fees or other remuneration received by the affiliated broker must be reasonable and fair compared to the commissions, fees and other remuneration paid to other brokers in connection with comparable transactions involving similar securities being purchased or sold on a securities exchange during a comparable period. Furthermore, the Trust’s Board, including a majority of the Independent Trustees, has adopted procedures that are reasonably designed to provide that any commissions, fees or other remuneration paid to an affiliated broker are consistent with the foregoing standard.

Generally, Loomis Sayles seeks to obtain quality executions at favorable security prices and at competitive commission rates, where applicable, through brokers and dealers who, in Loomis Sayles’ opinion, can provide the best overall net results for its clients. Transactions in equity securities are frequently executed through a primary market maker but may also be executed on an Electronic Communication Network (“ECN”), Alternative Trading System (“ATS”), or other execution system. Fixed-income securities are generally purchased from the issuer or a primary market maker acting as principal on a net basis with no brokerage commission paid by the client. Such securities, as well as equity securities, may also be purchased from underwriters at prices which include underwriting fees.

Commissions and Other Factors in Broker or Dealer Selection

Loomis Sayles uses its best efforts to obtain information as to the general level of commission rates being charged by the brokerage community from time to time and to evaluate the overall reasonableness of brokerage commissions paid on client portfolio transactions by reference to such data. In making this evaluation, all factors affecting liquidity and execution of the order, as well as the amount of the capital commitment by the broker or dealer, are taken into account. Other relevant factors may include, without limitation: (a) the execution capabilities of the brokers and/or dealers, (b) research and other products or services (as described in the section “Soft Dollars”) provided by such brokers and/or dealers which are expected to enhance Loomis Sayles’ general portfolio management capabilities, (c) the size of the transaction, (d) the difficulty of execution, (e) the operations facilities of the brokers and/or dealers involved, (f) the risk in positioning a block of securities, and (g) the quality of the overall brokerage and research services provided by the broker and/or dealer.

Soft Dollars

Loomis Sayles’ receipt of brokerage and research products or services is a factor in Loomis Sayles’ selection of a broker-dealer to execute transactions for a Fund where Loomis Sayles believes that the broker or dealer will provide best execution of the transactions. Such brokerage and research products or services may be paid for with Loomis Sayles’ own assets or may, in connection with transactions in equity securities effected for client accounts for which Loomis Sayles exercises investment discretion, be paid for with client commissions (i.e., “soft dollars”).

Loomis Sayles will only acquire research and brokerage products and services that are deemed to qualify as eligible products and services under the safe harbor of Section 28(e) of the Securities Exchange Act of 1934 (the “1934 Act”). Eligible research services and products that may be acquired by Loomis Sayles are those products and services that provide advice, analysis or reports that will aid Loomis Sayles in carrying out its investment decision-making responsibilities. Eligible research must reflect the expression of reasoning or knowledge (having inherently intangible and non-physical attributes) and may include the following research items: traditional research reports; discussions with research analysts and corporate executives; seminars or conferences; financial and economic publications that are not targeted to a wide public audience; software that provides analysis of securities portfolios; market research including pre-trade and post-trade analytics; and market data. Eligible brokerage services and products that may be acquired by Loomis Sayles are those services or products that (i) are required to effect securities transactions; (ii) perform functions incidental to securities transactions; or (iii) are required by an applicable self-regulatory organization or SEC rule(s). The brokerage and research products or services provided to Loomis Sayles by a particular broker or dealer may include both (a) products and services created by such broker or dealer and (b) products and services created by a third party.

If Loomis Sayles receives a particular product or service that both aids it in carrying out its investment decision-making responsibilities (i.e., a “research use”) and provides non-research related uses, Loomis Sayles will make a good faith determination as to the allocation of the cost of such “mixed-use item” between the research and non-research uses and will only use soft dollars to pay for the portion of the cost relating to its research use.

In connection with Loomis Sayles’ use of soft dollars, a Fund may pay a broker-dealer an amount of commission for effecting a transaction for the Fund in excess of the amount of commission another broker-dealer would have charged for effecting that transaction if Loomis Sayles determines in good faith that the amount of commission is reasonable in relation to the value of the brokerage and research products or services received, either in terms of the particular transaction or Loomis Sayles’ overall responsibility to discretionary accounts.

Loomis Sayles may use soft dollars to acquire brokerage or research products and services that have potential application to all client accounts, including the Funds, or to acquire brokerage or research products and services that will be applied in the management of a certain group of client accounts and, in some cases, may not be used with respect to the Funds. The products or services may not be used in connection with the management of some of the accounts, including the Funds, that paid commissions to the broker or dealer providing the products or services and may be used in connection with the management of other accounts.

Loomis Sayles’ use of soft dollars to acquire brokerage and research products and services benefits Loomis Sayles by allowing it to obtain such products and services without having to purchase them with its own assets. Loomis Sayles believes that its use of soft dollars also benefits the Funds as described above. However, conflicts may arise between a Fund’s interest in paying the lowest commission rates available and Loomis Sayles’ interest in receiving brokerage and research products and services from particular brokers and dealers without having to purchase such products and services with Loomis Sayles’ own assets.

For purposes of this soft dollars discussion, the term “commission” may include (to the extent applicable) both commissions paid to brokers in connection with transactions effected on an agency basis and markups, markdowns, commission equivalents or other fees paid to dealers in connection with certain transactions to the extent consistent with relevant SEC interpretations. Loomis Sayles does not generate “soft dollars” on fixed-income transactions.

Brokerage Commissions

Set forth in the table below are the amounts each Fund paid in brokerage commissions during the last three fiscal years.

FISCAL YEAR ENDED SEPTEMBER 30, 2011

Fund	Aggregate Brokerage Commission	Directed Transactions	Commissions Directed Transactions
Loomis Sayles Fixed Income Fund	$28,376	$23,952,647	$14,135
Loomis Sayles Institutional High Income Fund	$31,323	$21,733,254	$17,379
Loomis Sayles Investment Grade Fixed Income Fund	$4,919	$6,548,821	$2,767

FISCAL YEAR ENDED SEPTEMBER 30, 2012

Fund	Aggregate Brokerage Commission	Directed Transactions	Commissions Directed Transactions
Loomis Sayles Fixed Income Fund*	$469	$11,278	$23
Loomis Sayles Institutional High Income Fund	$35,875	$16,480,152	$26,306
Loomis Sayles Investment Grade Fixed Income Fund*	$28,740	$12,269,052	$21,375

*	The aggregate brokerage commissions paid increased or decreased significantly from 2011 to 2012 as a result of increased or decreased trading volume in the Fund’s Portfolio.

FISCAL YEAR ENDED SEPTEMBER 30, 2013

Fund	Aggregate Brokerage Commission	Directed Transactions	Commissions Directed Transactions
Loomis Sayles Fixed Income Fund	$4,766	$3,914,256	$1,572
Loomis Sayles Institutional High Income Fund*	$9,593	$16,733,384	$4,972.37
Loomis Sayles Investment Grade Fixed Income Fund*	$30	$0	$0

*	The aggregate brokerage commissions paid increased or decreased significantly from 2012 to 2013 as a result of increased or decreased trading volume in the Fund’s Portfolio.

Regular Broker-Dealers

The table below presents information regarding the securities of the Funds’ regular broker-dealers* (or the parent of the regular broker-dealers) that were held by each Fund, if any, as of the fiscal year ending September 30, 2013.

Fund	Regular Broker-Dealer	Aggregate Value of Securities of Each Regular Broker or Dealer (or its Parent) Held by Fund
Loomis Sayles Fixed Income Fund
	Citigroup Global Markets, Inc.	$21,974,157
	Bank of America/Merrill Lynch	$20,306,128
	Goldman Sachs & Co	$7,096,612
	JP Morgan Chase Securities	$4,407,936
	Barclays Bank PLC	$2,579,201
	Wells Fargo Securities, LLC	$769,221
Loomis Sayles Institutional High Income Fund
	Citigroup Global Markets, Inc.	$3,872,097
	Bank of America/Merrill Lynch	$1,600,890
	JP Morgan Chase Securities	$1,491,572
	Goldman Sachs & Co.	$312,819
	Wells Fargo Securities, LLC	$156,976

Fund	Regular Broker-Dealer	Aggregate Value of Securities of Each Regular Broker or Dealer (or its Parent) Held by Fund
Loomis Sayles Investment Grade Fixed Income Fund
	Bank of American/Merrill Lynch	$14,347,966
	Goldman Sachs & Co.	$13,297,092
	Citigroup Global Markets, Inc.	$7,993,452
	Credit Suisse Securities (USA) LLC	$6,197,131
	JP Morgan Chase Securities	$5,903,555
	Barclays Bank PLC	$2,646,395
	UBS Securities, LLC	$1,347,444
	Wells Fargo Securities, LLC	$662,570

*	“Regular Broker-Dealers” are defined by the SEC as: (a) one of the 10 brokers or dealers that received the greatest dollar amount of brokerage commissions by virtue of direct or indirect participation in the company’s portfolio transactions during the company’s most recent fiscal year; (b) one of the 10 brokers or dealers that engaged as principal in the largest dollar amount of portfolio transactions of the investment company during the company’s most recent fiscal year; or (c) one of the 10 brokers or dealers that sold the largest dollar amount of securities of the investment company during the company’s most recent fiscal year.

General

Subject to procedures adopted by the Board, the Funds’ brokerage transactions may be executed by brokers that are affiliated with Natixis US or Loomis Sayles. Any such transactions will comply with Rule 17e-1 under the 1940 Act, or other applicable restrictions as permitted by the SEC pursuant to exemptive relief or otherwise.

Under the 1940 Act, persons affiliated with the Trust are prohibited from dealing with the Trust’s funds as a principal in the purchase and sale of securities. Since transactions in the OTC market usually involve transactions with dealers acting as principals for their own accounts, affiliated persons of the Trust may not serve as the Funds’ dealer in connection with such transactions.

To the extent permitted by applicable law, and in all instances subject to the foregoing policy of best execution, the Adviser may allocate brokerage transactions to broker-dealers (including affiliates of the Distributor) that have entered into arrangements in which the broker-dealer allocates a portion of the commissions paid by a Fund toward the reduction of that Fund’s expenses.

It is expected that the portfolio transactions in fixed-income securities will generally be with issuers or dealers on a net basis without a stated commission. Securities firms may receive brokerage commissions on transactions involving options, futures and options on futures and the purchase and sale of underlying securities upon exercise of options. The brokerage commissions associated with buying and selling options may be proportionately higher than those associated with general securities transactions.

DESCRIPTION OF THE TRUST

The Declaration of Trust permits the Board to issue an unlimited number of full and fractional shares of each series of the Trust. Each share of each Fund represents an equal proportionate interest in such Fund with each other share of that Fund and is entitled to a proportionate interest in the dividends and distributions from that Fund. The shares of each Fund do not have any preemptive rights. Upon termination of any Fund, whether pursuant to liquidation of the Trust or otherwise, shareholders of that Fund are entitled to share pro rata in the net assets of that Fund available for distribution to shareholders. The Declaration of Trust also permits the trustees to charge shareholders directly for custodial, transfer agency, servicing and other expenses.

The assets received by each Fund for the issue or sale of its shares and all income, earnings, profits, losses and proceeds therefrom, subject only to the rights of creditors, are allocated to, and constitute the underlying assets of that Fund. The underlying assets of a Fund are segregated and are charged with the expenses with respect to that Fund and with a share of the general expenses of the Trust. Any general expenses of the Trust that are not readily identifiable as belonging to a particular Fund are allocated by or under the direction of the trustees in such manner as the trustees determine to be fair and equitable. While the expenses of the Trust are allocated to the separate books of account of each Fund, certain expenses may be legally chargeable against the assets of all of the Funds in the Trust.

The Declaration of Trust also permits the Board, without shareholder approval, to subdivide any series of shares or Fund into various classes of shares with such dividend preferences and other rights as the trustees may designate. The Board may also, without shareholder approval (except to the extent required by law), establish one or more additional separate series or classes for investments in the Trust or merge two or more existing series or classes. Shareholders’ investments in such an additional or merged series would be evidenced by a separate series of shares (i.e., a new “fund”).

The Declaration of Trust provides for the perpetual existence of the Trust. The Trust, however, may be terminated at any time by vote of at least two-thirds of the outstanding shares of each series of the Trust. Each Fund may be terminated at any time by votes of at least two-thirds of the outstanding shares of the relevant Fund. Similarly, any class within a Fund may be terminated by vote of at least two-thirds of the outstanding shares of such class. The Declaration of Trust further provides that the Board may also without shareholder approval terminate the Trust or Funds or any class within a Fund upon written notice to their shareholders.

Voting Rights

Shareholders of each Fund are entitled to one vote for each full share held (with fractional votes for each fractional share held) and may vote (to the extent provided in the relevant Declaration of Trust) on the election of trustees and the termination of the Trust and on other matters submitted to the vote of shareholders.

All classes of shares of the Funds have identical voting rights except that each class of shares has exclusive voting rights on any matter submitted to shareholders that relates solely to that class, and has separate voting rights on any matter submitted to shareholders in which the interests of one class differ from the interests of any other class. On any matters submitted to a vote of shareholders, all shares of a Trust then entitled to vote shall, except as otherwise provided in the by-laws, be voted in the aggregate as a single class without regard to series of shares, except (i) when required by the 1940 Act or when the Trustees shall have determined that the matter affects one or more series of shares materially differently, shares shall be voted by individual series and (ii) when the matter affects only the interest of one or more series only shareholders of the series shall be entitled to vote thereon. Consistent with the current position of the SEC, shareholders of all series and classes vote together, irrespective of series or class, on the election of trustees and the selection of the Trust’s independent registered public accounting firm, but shareholders of each series vote separately on most other matters requiring shareholder approval, such as certain changes in investment policies of that series or the approval of the investment advisory and subadvisory agreement relating to that series, and shareholders of each class within a series vote separately as to the Rule 12b-1 plan (if any) relating to that class.

There will normally be no meetings of shareholders for the purpose of electing trustees, except that, in accordance with the 1940 Act, (i) the Trust will hold a shareholders’ meeting for the election of trustees at such time as less than a majority of the trustees holding office have been elected by shareholders, and (ii) if there is a vacancy on the Board such vacancy may be filled only by a vote of the shareholders unless, after filling such vacancy by other means, at least two-thirds of the trustees holding office shall have been elected by the shareholders. In addition, trustees may be removed from office by a written consent signed by the holders of two-thirds of the outstanding shares and filed with the Trust’s custodian or by a vote of the holders of two-thirds of the outstanding shares at a meeting duly called for that purpose.

Upon written request by a minimum of ten holders of shares having held their shares for a minimum of six months and having a NAV of at least $25,000 or constituting at least 1% of the outstanding shares, whichever is less, stating that such shareholders wish to communicate with the other shareholders for the purpose of obtaining the signatures necessary to demand a meeting to consider removal of a trustee, the Trust has undertaken to provide a list of shareholders or to disseminate appropriate materials (at the expense of the requesting shareholders).

Except as set forth above, the trustees shall continue to hold office and may appoint successor trustees. Shareholder voting rights are not cumulative.

The affirmative vote of a majority of shares of the Trust voted (assuming a quorum is present in person or by proxy) is required to amend the Declaration of Trust if such amendment (1) affects the power of shareholders to vote, (2) amends the section of the relevant Declaration of Trust governing amendments, (3) is one for which a vote is required by law or by the Trust’s registration statement or (4) is submitted to the shareholders by the trustees. If one or more new series of the Trust is established and designated by the trustees, the shareholders having beneficial interests in the Funds shall not be entitled to vote on matters exclusively affecting such new series, such matters including, without limitation, the adoption of or any change in the investment objectives, policies or restrictions of the new series and the approval of the investment advisory contracts of the new series. Similarly, the shareholders of the new series shall not be entitled to vote on any such matters as they affect the other funds.

Shareholder and Trustee Liability

Under Massachusetts law, shareholders could, under certain circumstances, be held personally liable for the obligations of the Trust. However, the Declaration of Trust disclaims shareholder liability for acts or obligations of the Trust and requires that notice of such disclaimer be given in each agreement, obligation or instrument entered into or executed by the Trust or the trustees. The Declaration of Trust provides for indemnification out of each Fund’s property for all loss and expense of any shareholder held personally liable for the obligations of the Fund by reason of owning shares of such Fund. Thus, the risk of a shareholder incurring financial loss on account of shareholder liability is considered remote since it is limited to circumstances in which the disclaimer is inoperative and a Fund itself would be unable to meet its obligations.

The Declaration of Trust further provides that the Board will not be liable for errors of judgment or mistakes of fact or law. However, nothing in the Declaration of Trust protects a trustee against any liability to which the trustee would otherwise be subject by reason of willful misfeasance, bad faith, gross negligence or reckless disregard of the duties involved in the conduct of his or her office. The by-laws of the Trust provide for indemnification by the Trust of trustees and officers of the Trust, except with respect to any matter as to which any such person did not act in good faith in the reasonable belief that his or her action was in the best interests of the Trust. Such persons may not be indemnified against any liability to the Trust or the Trust’s shareholders to whom he or she would otherwise be subject by reason of willful misfeasance, bad faith, gross negligence or reckless disregard of the duties involved in the conduct of his or her office. The Trust offers only its own Funds’ shares for sale, but it is possible that the Trust might become liable for any misstatements in a prospectus that relate to another Trust. The trustees of the Trust have considered this possible liability and approved the use of a combined prospectus for Funds of the Trust.

HOW TO BUY SHARES

The procedures for purchasing shares of each Fund are summarized in its Prospectus. All purchases made by check should be in U.S. dollars and made payable to Loomis Sayles Funds or the Fund’s custodian bank.

Shares may also be purchased either in writing, by phone, by wire, by electronic funds transfer using Automated Clearing House (“ACH”) or by exchange, as described in the Prospectus, or through firms that are members of the Financial Industry Regulatory Authority (“FINRA”) and that have selling agreements with the Distributor. For purchase of Fund shares by mail, the trade date is the day of receipt of the check in good order by the transfer agent so long as it is received by the close of regular trading of the New York Stock Exchange (the “NYSE”) on a day when the NYSE is open. For purchases through the ACH system, the shareholder’s bank or credit union must be a member of the ACH system and the shareholder must have approved banking information on file. With respect to shares purchased by wire or through the ACH system, shareholders should bear in mind that the transactions may take two or more days to complete. Banks may charge a fee for transmitting funds by wire.

Shareholders may also go to www.loomissayles.com to purchase fund shares if you have established the electronic transfer privilege.

Shareholders of the Funds may be permitted to open an account without an initial investment and then wire funds into the account once established. These shareholders will still be subject to the investment minimums as detailed in the Prospectus of each Fund.

REDEMPTIONS

The Funds will only accept medallion signature guarantees bearing the STAMP 2000 Medallion imprint. However, a medallion signature guarantee may not be required if the proceeds of the redemption do not exceed $100,000 and the proceeds check is made payable to the registered owner(s) and mailed to the record address or if the proceeds are going to a bank on file. Please contact the Funds at 800-633-3330 with any questions regarding when a medallion signature guarantee is required.

If you select the telephone redemption service in the manner described in the next paragraph, shares of the Funds may be redeemed by calling toll free 800-633-3330. A wire fee may be deducted from the proceeds if you elect to receive the funds wired to your bank on record. Telephone redemption requests must be received by the close of regular trading on the NYSE. Requests made after that time or on a day when the NYSE is closed for business will receive the next business day’s closing price. The proceeds of a telephone withdrawal will normally be sent within three business days following receipt of a proper redemption request, although it may take longer.

A shareholder automatically receives access to the ability to redeem shares by telephone following the completion of the Fund application, which is available at www.loomissayles.com or from your investment dealer. When selecting the service, a shareholder may have their withdrawal proceeds sent to his or her bank, in which case the shareholder must designate a bank account on his or her application or Account Options Form to which the redemption proceeds should be sent as well as provide a check marked “VOID” and/or a deposit slip that includes the routing number of his or her bank. Any change in the bank account so designated may be made by furnishing to Boston Financial or your investment dealer a completed Account Options Form, which may require a medallion signature guarantee. Telephone redemptions by ACH or wire may only be made if the designated bank is a member of the Federal Reserve System or has a correspondent bank that is a member of the System. If the account is with a savings bank, it must have only one correspondent bank that is a member of the System. The Funds, the Distributor, the transfer agent and State Street Bank (the Funds’ custodian) are not responsible for the authenticity of withdrawal instructions received by telephone, although they will apply established verification procedures. Boston Financial (the Funds’ transfer agent), as agreed to with the Funds, will employ reasonable procedures to confirm that your telephone instructions are genuine, and if it does not, it may be liable for any losses due to unauthorized or fraudulent instructions. Such verification procedures include, but are not limited to, requiring a form of personal identification prior to acting on an investor’s telephone instructions and recording an investor’s instructions.

Shares purchased by check or through ACH may not be available immediately for redemption to the extent that the check or ACH transaction has not cleared. The Funds may withhold redemption proceeds for 15 days when redemptions are made within 15 calendar days of purchase by check or through ACH.

The redemption price will be the NAV per share next determined after the redemption request and any necessary special documentation are received by State Street Bank or your investment dealer in proper form. Payment normally will be made by State Street Bank on behalf of a Fund within seven days thereafter. However, in the event of a request to redeem shares for which a Fund has not yet received good payment, the Funds reserve the right to withhold payments of redemption proceeds if the purchase of shares was made by a check which was deposited within fifteen calendar days prior to the redemption request (unless the Fund is aware that the check has cleared).

Each Fund will normally redeem shares for cash; however, each Fund reserves the right to pay the redemption price wholly or partly in kind, if NGAM Advisors determines it to be advisable and in the interest of the remaining shareholders of a Fund. The redemptions in kind will be selected by the Fund’s Adviser in light of the Fund’s objective and will not generally represent a pro rata distribution of each security held in the Fund’s portfolio. If portfolio securities are distributed in lieu of cash, the shareholder will normally incur brokerage commissions upon subsequent disposition of any such securities. However, the Funds have elected to be governed by Rule 18f-1 under the 1940 Act, pursuant to which each Fund is obligated to redeem shares solely in cash for any shareholder during any 90-day period up to the lesser of $250,000 or 1% of the total NAV of each Fund at the beginning of such period.

The Funds reserve the right to suspend account services or refuse transaction requests if a Fund receives notice of a dispute between registered owners or of the death of a registered owner or a Fund suspects a fraudulent act. If a Fund refuses a transaction request because it receives notice of a dispute, the transaction will be processed at the NAV next determined after a Fund receives notice that the dispute has been settled or a court order has been entered adjudicating the dispute. If a Fund determines that its suspicion of fraud or belief that a dispute existed was mistaken, the transaction will be processed as of the NAV next determined after the transaction request was first received in good order.

Other

The Funds have authorized one or more brokers to accept on their behalf purchase and redemption orders; such brokers are authorized to designate intermediaries to accept purchase and redemption orders on the Funds’ behalf. The Funds will be deemed to have received a purchase or redemption order when an authorized broker or, if applicable, a broker’s authorized designee accepts the order. The broker’s customers will receive the Funds’ NAV next computed after an order is accepted by an authorized broker or the broker’s authorized designee.

SHAREHOLDER SERVICES

Open Accounts

A shareholder’s investment is automatically credited to an open account maintained for the shareholder by Boston Financial. Following each additional investment or redemption from the account initiated by an investor (with the exception of systematic investment plans), a shareholder will receive a confirmation statement disclosing the current balance of shares owned and the details of recent transactions in the account. After the close of each calendar year, the Funds will send each shareholder a statement providing account information which may include federal tax information on dividends and distributions paid to the shareholder during the year. This statement should be retained as a permanent record.

The open account system provides for full and fractional shares expressed to three decimal places and, by making the issuance and delivery of stock certificates unnecessary, eliminates problems of handling and safekeeping, and the cost and inconvenience of replacing lost, stolen, mutilated or destroyed certificates. Certificates will not be issued for any class of shares.

The costs of maintaining the open account system are paid by the Funds, and no direct charges are made to shareholders. Although the Funds have no present intention of making such direct charges to shareholders, they each reserve the right to do so. Shareholders will receive prior notice before any such charges are made.

Systematic Withdrawal Plan

A Systematic Withdrawal Plan, referred to in the Prospectus in the section “General Information—How to Redeem Shares,” provides for monthly, quarterly, semiannual or annual withdrawal payments of $50 or more from the account of an eligible shareholder, as provided in the Prospectus, provided that the account has a value of at least $25,000 at the time the plan is established.

Payments will be made either to the shareholder or to any other person designated by the shareholder. If payments are issued to an individual other than the registered owner(s), a medallion signature guarantee will be required on the Plan application. All shares in an account that is subject to a Systematic Withdrawal Plan must be held in an open account rather than in certificated form. Income dividends and capital gain distributions will be reinvested based upon the NAV determined as of the close of regular trading on the NYSE on the ex-dividend date for the dividend or distribution.

Since withdrawal payments represent proceeds from the liquidation of shares, withdrawals may reduce and possibly exhaust the value of the account, particularly in the event of a decline in NAV. Accordingly, a shareholder should consider whether a Plan and the specified amounts to be withdrawn are appropriate under the circumstances. The Funds and the Distributor make no recommendations or representations in this regard. It may be appropriate for a shareholder to consult a tax adviser before establishing such a plan. See the section “Taxes” for certain information as to U.S. federal income taxes.

Exchange Privilege

Institutional Class shares of the Funds are available to Fund trustees, former Fund trustees, employees of affiliates of the Natixis Funds and other individuals who are affiliated with any Natixis Fund (this also applies to any spouse, parents, siblings, grandparents, grandchildren and in-laws of those mentioned) with no initial or subsequent investment minimum. Retail shares of a Fund currently held by these individuals can be exchanged to Institutional shares of the same Fund. An exchange of shares for shares of a different class in the same fund generally should not be a taxable event for the exchanging shareholder.

Institutional Class shares of the Funds may be exchanged, subject to investment minimums, for Institutional Class shares of any series of Loomis Sayles Funds II or any other series of Loomis Sayles Funds I that offers Institutional Class shares, for Class Y shares of any other series of Loomis Sayles Funds II or any Natixis Fund that offers Class Y shares.

Exchanges may be effected by (1) making a telephone request by calling 800-633-3330, (2) sending a written exchange request to Loomis Sayles Funds accompanied by an account application for the appropriate fund or (3) visiting our website at www.loomissayles.com. The Trust reserves the right to modify this exchange privilege without prior notice. An exchange generally constitutes a sale of shares for U.S. federal income tax purposes on which the investor may realize a capital gain or loss.

All exchanges are subject to the eligibility requirements of the fund into which you are exchanging and any other limits on sales of or exchanges into that fund. The exchange privilege may be exercised only in those states where shares of such funds may be legally sold. Each Fund reserves the right to suspend or change the terms of exchanging shares. Each Fund and the Distributor reserve the right to refuse or limit any exchange order for any reason, including if the transaction is deemed not to be in the best interests of the Fund’s other shareholders or possibly disruptive to the management of the Fund.

As stated in the Funds’ Prospectus, the Funds and the Distributor reserve the right to reject any purchase or exchange order for any reason. When a purchase or exchange order is rejected, the Fund or the Distributor will send notice to the prospective investor or the investor’s financial intermediary promptly after receipt of the rejected order.

Individual Retirement Accounts (“IRAs”)

IRAs may be established under a prototype plan made available by Loomis Sayles. These plans may be funded with shares of any Fund. All income dividends and capital gain distributions of plan participants must be reinvested. Plan documents and further information can be obtained from Loomis Sayles.

Check with your financial or tax adviser as to the suitability of Fund shares for your retirement plan.

Transcript Requests

Transcripts of account transactions will be provided, free of charge, at the shareholder’s request.

NET ASSET VALUE

The method for determining the public offering price and NAV per share is summarized in the Prospectus.

The total NAV of each class of shares of a Fund (the excess of the assets of such Fund attributable to such class over the liabilities attributable to such class) is determined at the close of regular trading (normally 4:00 p.m., Eastern Time) on each day that the NYSE is open for trading. Each Fund will not price its shares on the following holidays: New Year’s Day, Martin Luther King Day, Presidents’ Day, Good Friday, Memorial Day, Independence Day, Labor Day, Thanksgiving Day and Christmas Day. Fund securities and other investments for which market quotations are readily available, as outlined in the Funds’ policies and procedures, are valued at market value. A Fund may use independent pricing services recommended by the Adviser and approved by the Board of Trustees to obtain market quotations. Generally, Fund securities and other investments are valued as follows:

•	Equity securities (including closed-end investment companies and exchange-traded funds), exchange traded notes, rights, and warrants — last sale price quoted on the exchange or market where traded most extensively or, if there is no reported sale during the day, the closing bid quotation as reported by an independent pricing service. Securities traded on the NASDAQ Global Select Market, NASDAQ Global Market and NASDAQ Capital Market are valued at the NASDAQ Official Closing Price (“NOCP”), or if lacking an NOCP, at the most recent bid quotations on the applicable NASDAQ Market. In some foreign markets, an official close price and a last sale price may be available from the foreign exchange or market. In those cases, the official close price is used. Valuations from foreign markets are subject to the Funds’ fair value policies described below. If a right is not traded on any exchange, its value is based on the market value of the underlying security, less the cost to subscribe to the underlying security (e.g., to exercise the right), adjusted for the subscription ratio. If a warrant is not traded on any exchange, a price is obtained from a broker-dealer.

•	Debt Securities (other than short-term obligations purchased with an original or remaining maturity of sixty days or less) and unlisted equity securities— evaluated bids furnished to a Fund by an independent pricing service using market information, transactions for comparable securities and various relationships between securities, if available, or bid prices obtained from broker-dealers.

•	Senior Loans — bid prices supplied by an independent pricing service, if available, or bid prices obtained from broker-dealers .

•	Short-Term Obligations (purchased with an original or remaining maturity of 60 days or less) — amortized cost (which approximates market value).

•	Bilateral Swaps — Bilateral credit default swaps are valued based on mid prices (between the bid price and the ask price) supplied by an independent pricing service. Bilateral interest rate swaps are valued based on prices supplied by an independent pricing service. If prices from an independent pricing service are not available, prices from a broker-dealer may be used.

•	Centrally Cleared Swaps – settlement prices of the clearinghouse on which the contracts were traded or prices obtained from broker-dealers.

•	Options — domestic exchange-traded single equity option contracts are valued at the mean of the National Best Bid and Offer quotations. Option contracts on indices shall be priced at the average of the closing bid and ask quotations as of the close of trading on the Chicago Board Options Exchange. Options on futures contracts are valued using the current settlement price on the exchange on which, over time, they are traded most extensively. Other exchange-traded options are valued at the average of the closing bid and ask quotations on the exchange on which, over time, they are traded most extensively. Over-the-counter (“OTC”) currency options and swaptions are valued at mid prices (between the bid and the ask price) supplied by an independent pricing service, if available. Other OTC option contracts (including currency options and swaptions not priced through an independent pricing service) are valued based on prices obtained from broker-dealers.

•	Futures — current settlement price on the exchange on which the Adviser believes that, over time, they are traded most extensively.

•	Forward Foreign Currency Contracts — interpolated rates determined based on information provided by an independent pricing service.

Foreign denominated assets and liabilities are translated into U.S. dollars based upon foreign exchange rates supplied by an independent pricing service. Fund securities and other investments for which market quotations are not readily available are valued at fair value as determined in good faith by the Adviser pursuant to procedures approved by the Board of Trustees. A Fund may also value securities and other investments at fair value in other circumstances such as when extraordinary events occur after the close of a foreign market but prior to the close of the NYSE. This may include situations relating to a single issuer (such as a declaration of bankruptcy or a delisting of the issuer’s security from the primary market on which it has traded) as well as events affecting the securities markets in general (such as market disruptions or closings and significant fluctuations in U.S. and/or foreign markets). When fair valuing its securities or other investments, each Fund may, among other things, use modeling tools or other processes that may take into account factors such as securities or other market activity and/or significant events that occur after the close of the foreign market and before the time a Fund’s NAV is calculated. Fair value pricing may require subjective determinations about the value of a security, and fair values used to determine a Fund’s NAV may differ from quoted or published prices, or from prices that are used by others, for the same securities. In addition, the use of fair value pricing may not always result in adjustments to the prices of securities held by a Fund.

Trading in some of the portfolio securities or other investments of some of the Funds takes place in various markets outside the United States on days and at times other than when the NYSE is open for trading. Therefore, the calculation of these Funds’ NAV does not take place at the same time as the prices of many of its portfolio securities or other investments are determined, and the value of these Funds’ portfolios may change on days when these Funds are not open for business and their shares may not be purchased or redeemed.

The per share NAV of a class of each Fund’s shares is computed by dividing the number of shares outstanding into the total NAV attributable to such class.

DISTRIBUTIONS

As described in the Prospectus, it is the policy of each Fund to pay to its shareholders, as dividends, all or substantially all of its net investment income and to distribute annually all or substantially all of its net realized long-term capital gains, if any, after offsetting any capital loss carryovers.

Ordinary income dividends and capital gain distributions will be reinvested based upon the NAV determined as of the close of the NYSE on the ex-dividend date for each dividend or distribution. Shareholders, however, may elect to receive their ordinary income dividends or capital gain distributions, or both, in cash. The election may be made at any time by submitting a written request directly to Natixis Funds. In order for a change to be in effect for any dividend or distribution, it must be received by Natixis Funds on or before the record date for such dividend or distribution.

If you elect to receive your dividends in cash and the dividend checks sent to you are returned as “undeliverable” to the Funds or remain uncashed for six months, your cash election will automatically be changed and your future dividends will be reinvested. No interest will accrue on amounts represented by uncashed dividend or redemption checks.

As required by federal law, U.S. federal tax information regarding Fund distributions will be furnished to each shareholder for each calendar year early in the succeeding year.

TAXES

The following discussion of certain U.S. federal income tax consequences of an investment in a Fund is based on the Code, U.S. Treasury regulations, and other applicable authorities, all as of the date of this Statement. These authorities are subject to change by legislative or administrative action, possibly with retroactive effect. The following discussion is only a summary of some of the important U.S. federal tax considerations generally applicable to an investment in a Fund. There may be other tax considerations applicable to particular shareholders. Shareholders should consult their own tax advisors regarding their particular situations and the possible application of foreign, state and local tax laws.

Each Fund has elected to be treated and intends to qualify and be eligible to be treated each year as a RIC under Subchapter M of the Code. In order to qualify for the special tax treatment accorded RICs under the Code, each Fund must, among other things: (i) derive at least 90% of its gross income in each taxable year from (a) dividends, interest, payments with respect to certain securities loans, gains from the sale or other disposition of stock, securities or foreign currencies, or other income (including, but not limited to, gains from options, futures or forward contracts) derived with respect to its business of investing in such stock, securities or currencies and (b) net income derived from interests in qualified publicly traded partnerships (“QPTPs”); (ii) diversify its holdings so that at the end of each quarter of a Fund’s taxable year (a) at least 50% of the value of the Fund’s total assets consists of cash and cash items, U.S. government securities, securities of other RICs, and other securities limited generally, with respect to any one issuer, to no more than 5% of the market value of the Fund’s total assets and 10% of the outstanding voting securities of such issuer, and (b) not more than 25% of the value of the Fund’s total assets is invested in the securities (other than those of the U.S. government or other RICs) of any one issuer or of two or more issuers that the Fund controls and that are engaged in the same, similar or related trades or businesses, or in the securities of one or more QPTPs; and (iii) distribute with respect to each taxable year at least 90% of the sum of its investment company taxable income (as that term is defined in the Code without regard to the deduction for dividends paid—generally taxable ordinary income and the excess, if any, of net short-term capital gains over net long-term capital losses) and net tax-exempt income, if any, for such year.

In general, for purposes of the 90% gross income requirement described in (i) above, income derived by a Fund from a partnership will be treated as qualifying income only to the extent such income is attributable to items of income of the partnership which would be qualifying income if realized directly by the Fund. However, 100% of the net income derived by the Fund from an interest in a QPTP (a partnership (x) the interests in which are traded on an established securities market or are readily tradable on a secondary market or the substantial equivalent thereof, and (y) that derives less than 90% of its income from the qualifying income described in (i)(a) above) will be treated as qualifying income. In general, such entities will be treated as partnerships for federal income tax purposes because they meet the passive income requirement under Code section 7704(c)(2). In addition, although in general the passive loss rules of the Code do not apply to RICs, such rules do apply to a RIC with respect to items attributable to an interest in a qualified publicly traded partnership.

For purposes of the diversification requirements described in (ii) above, outstanding voting securities of an issuer include the equity securities of a QPTP. Also for purposes of the diversification requirements described in (ii) above, identification of the issuer (or, in some cases, issuers) of a particular Fund investment can depend on the terms and conditions of that investment. In some cases, identification of the issuer (or issuers) is uncertain under current law, and an adverse determination or future guidance by the Internal Revenue Service (the “IRS”) with respect to identification of the issuer for a particular type of investment may adversely affect a Fund’s ability to satisfy the diversification requirements in (ii) above.

Assuming that it qualifies for treatment as a RIC, a Fund will not be subject to U.S. federal income tax on income that is distributed to its shareholders in a timely manner in the form of dividends (including Capital Gain Dividends, as defined below). If a Fund were to fail to meet the income, diversification or distribution requirements described above, the Fund could in some cases cure such failure, including by paying a fund-level tax or interest, disposing of certain assets or making additional distributions. If a Fund were ineligible to or did not cure such a failure for any year, or if the Fund otherwise were to fail to qualify as a RIC accorded special tax treatment for such year, the Fund would be subject to tax on its taxable income at corporate rates, and all distributions from earnings and profits, including any distributions of net long-term capital gain, would be taxable to shareholders as dividend income. Some portions of such distributions may be eligible for the dividends received deduction in the case of corporate shareholders and may be eligible to be treated as “qualified dividend income” in the case of shareholders taxed as individuals, provided in both cases that the shareholder meets certain holding period and other requirements in respect of a Fund’s shares (as described below). In addition, a Fund could be required to recognize unrealized gains, pay substantial taxes and interest and make substantial distributions before requalifying as a RIC that is accorded special tax treatment.

Each Fund intends to distribute at least annually to its shareholders all or substantially all of its investment company taxable income (computed without regard to the dividends-paid deduction). If a Fund retains any investment company taxable income, the Fund will be subject to tax at regular corporate rates on the amount retained. Each Fund also intends to distribute annually all or substantially all of its net capital gain. If a Fund retains any net capital gain, it will be subject to tax at regular corporate rates on the amounts retained, but may designate the retained amount as undistributed capital gains in a notice to its shareholders, who in turn (i) will be required to include in income for U.S. federal income tax purposes, as long-term capital gains, their shares of such undistributed amount, and (ii) will be entitled to credit their proportionate shares of the tax paid by the Fund on such undistributed amount against their U.S. federal income tax liabilities, if any, and to claim refunds on properly filed U.S. federal income tax returns to the extent the credit exceeds such liabilities. If a Fund makes this designation, for U.S. federal income tax purposes, the tax basis of shares owned by a shareholder of a Fund will be increased by an amount equal to the difference between the amount of undistributed capital gains included in the shareholder’s gross income under clause (i) of the preceding sentence and the tax deemed paid by the shareholder under clause (ii) of the preceding sentence. The Funds are not required to, and there can be no assurance that a Fund will, make this designation if a Fund retains all or a portion of its net capital gain in a taxable year.

In determining its net capital gain, including in connection with determining the amount available to support a Capital Gain Dividend, its taxable income and its earnings and profits, a RIC may elect to treat any post October-capital loss (defined as the greatest of the net capital loss, net long-term capital loss, or net short-term capital loss, in each case attributable to the portion of the taxable year after October 31) and certain late-year ordinary losses (generally, (i) net ordinary losses from the sale, exchange or other taxable disposition of property attributable to the portion of the taxable year after October 31, plus (ii) other net ordinary losses attributable to the portion of the taxable year, if any, after December 31) as if incurred in the succeeding taxable year.

Capital losses in excess of capital gains (“net capital losses”) are not permitted to be deducted against a Fund’s net investment income. Instead, potentially subject to certain limitations, a Fund may carry net capital losses from any taxable year forward to subsequent taxable years to offset capital gains, if any, realized during such subsequent taxable years. Distributions from capital gains are generally made after applying any available capital loss carryforwards. Capital loss carryforwards are reduced to the extent they offset current-year net realized capital gains, whether a Fund retains or distributes such gains. If a Fund incurs or has incurred net capital losses in taxable years beginning after December 22, 2010 (“post-2010 losses”), those losses will be carried forward to one or more subsequent taxable years without expiration to offset capital gains realized during such subsequent taxable years; any such carryforward losses will retain their character as short-term or long-term. If a Fund incurred net capital losses in a taxable year beginning on or before December 22, 2010 (“pre-2011 losses”), the Fund is permitted to carry such losses forward for eight taxable years; in the year to which they are carried forward, such losses are treated as short-term capital losses that first offset any short-term capital gains, and then offset any long-term capital gains. A Fund must use any post-2010 losses, which will not expire, before it uses any pre-2011 losses. This increases the likelihood that pre-2011 losses will expire unused at the conclusion of the eight-year carryforward period. A Fund’s annual shareholder report will describe its available capital loss carryovers (if any).

A nondeductible excise tax at a rate of 4% will be imposed on the excess, if any, of each Fund’s “required distribution” over its actual distributions in any calendar year. Generally, the required distribution is 98% of a Fund’s ordinary income for the calendar year plus 98.2% of its capital gain net income recognized during the one-year period ending on October 31 plus undistributed amounts from prior years. For purposes of the required excise tax distribution, ordinary gains and losses from the sale, exchange or other taxable disposition of property that would be taken into account after October 31 are treated as arising on January 1 of the following calendar year. Also for purposes of the excise tax, each Fund will be treated as having distributed any amount on which it is subject to income tax for its taxable year ending within the calendar year. Each Fund generally intends to make distributions sufficient to avoid imposition of the 4% excise tax, although there can be no assurance that it will be able to do so.

Taxation of Fund Distributions

For U.S. federal income tax purposes, distributions of investment income are generally taxable as ordinary income to the extent of a Fund’s earnings and profits. Taxes on distributions of capital gains are determined by how long a Fund owned the investments that generated them, rather than how long a shareholder has owned his or her shares. In general, a Fund will recognize long-term capital gain or loss on the disposition of assets it has owned (or is deemed to have owned) for more than one year, and short-term capital gain or loss on the disposition of investments it has owned (or is deemed to have owned) for one year or less. Distributions of net capital gain (that is, the excess of net long-term capital gain over net short-term capital loss) that are properly reported by the Fund as capital gain dividends (“Capital Gain Dividends”) generally will be taxable to a shareholder receiving such distributions as long-term capital gain includible in net capital gain and taxed to individuals at reduced rates. Distributions of the excess of net short-term capital gain over net long-term capital loss will generally be taxable to a shareholder receiving such distributions as ordinary income. Distributions from capital gains generally are made after applying any available capital loss carryovers.

Distributions of investment income properly reported by a Fund as derived from qualified dividend income will be taxed in the hands of individuals at the rates applicable to long-term capital gain, provided holding period and other requirements are met at both the shareholder and Fund levels. Income derived from investments in fixed-income securities, REITs and derivatives generally is not eligible for treatment as qualified dividend income. The Funds do not expect a significant portion of distributions to qualify for treatment as qualified dividend income.

Properly reported dividends of net investment income received by corporate shareholders of a Fund will qualify for the 70% dividends received deduction generally available to corporations to the extent of the amount of eligible dividends received by the Fund from domestic corporations for the taxable year, provided holding period and other requirements are met at both the shareholder and Fund levels. The Funds do not expect a significant portion of distributions to be eligible for the dividends received deduction.

Section 1411 of the Code generally imposes a 3.8% tax on the net investment income of certain individuals whose income exceeds certain threshold amounts, and of certain trusts and estates under similar rules. The details of the implementation of this tax and of the calculation of net investment income, among other issues, are currently unclear and remain subject to future guidance. For these purposes, “net investment income” generally includes, among other things, (i) distributions paid by a Fund of net investment income and capital gains as described above, and (ii) any net gain from the sale, exchange or other taxable disposition of Fund shares. Shareholders are advised to consult their tax advisors regarding the possible implications of this additional tax on their investment in a Fund.

Distributions are taxable to shareholders even if they are paid from income or gains earned by a Fund before a shareholder’s investment (and thus were included in the price the shareholder paid for his or her shares). Distributions are taxable whether shareholders receive them in cash or in additional shares.

Distributions declared and payable by a Fund during October, November or December to shareholders of record on a date in any such month and paid by the Fund during the following January generally will be treated for U.S. federal tax purposes as paid by the Fund and received by shareholders on December 31 of the year in which the distributions are declared rather than the calendar year in which they are received.

If a Fund makes a distribution in excess of its current and accumulated “earnings and profits” in any taxable year, the excess distribution will be treated as a return of capital to the extent of a shareholder’s tax basis in his or her shares, and thereafter as capital gain. A return of capital generally is not taxable, but it reduces a shareholder’s basis in his or her shares, thus reducing any loss or increasing any gain on a subsequent taxable disposition by the shareholder of such shares.

Sale, Exchange or Redemption of Shares

A sale, exchange or redemption of Fund shares will generally give rise to a gain or loss. In general, any gain or loss realized upon a taxable disposition of shares will be treated as long-term capital gain or loss if the shares have been held for more than 12 months. Otherwise, gain or loss on the taxable disposition of Fund shares will generally be treated as short-term capital gain or loss. However, any loss realized upon a taxable disposition of Fund shares held by a shareholder for six months or less will be treated as long-term, rather than short-term, to the extent of any Capital Gain Dividends received (or deemed received) by the shareholder with respect to the shares. All or a portion of any loss realized upon a taxable disposition of Fund shares will be disallowed under the Code’s “wash sale” rules if other substantially identical shares are purchased within 30 days before or after the disposition. In such a case, the basis of the newly purchased shares will be adjusted to reflect the disallowed loss.

Upon the redemption or exchange of Fund shares, the Fund or, in the case of shares purchased through a financial intermediary, the financial intermediary may be required to provide you and the IRS with cost basis and certain other related tax information about the Fund shares you redeemed or exchanged. See the Funds’ Prospectus for more information.

Certain Fixed-Income and Other Instruments

Some debt obligations with a fixed maturity date of more than one year from the date of issuance (and zero-coupon debt obligations with a fixed maturity date of more than one year from the date of issuance) that are acquired by a Fund will be treated as debt obligations that are issued originally at a discount. Generally, the amount of the OID is treated as interest income and is included in a Fund’s income (and required to be distributed by the Fund) over the term of the debt security, even though payment of that amount is not received until a later time, upon partial or full repayment or disposition of the debt security. In addition, payment-in-kind securities will give rise to income which is required to be distributed and is taxable even though the Fund holding the security receives no interest payment in cash on the security during the year.

Some debt obligations with a fixed maturity date of more than one year from the date of issuance that are acquired by a Fund in the secondary market may be treated as having “market discount.” Very generally, market discount is the excess of the stated redemption price of a debt obligation (or in the case of an obligation issued with OID, its “revised issue price”) over the purchase price of such obligation. Generally, any gain recognized on the disposition of, and any partial payment of principal on, a debt security having market discount is treated as ordinary income to the extent the gain, or principal payment, does not exceed the “accrued market discount” on such debt security. Alternatively, a Fund may elect to accrue market discount currently, in which case the Fund will be required to include the accrued market discount in the Fund’s income (as ordinary income) and thus distribute it over the term of the debt security, even though payment of that amount is not received until a later time, upon partial or full repayment or disposition of the debt security. The rate at which the market discount accrues, and thus is included in the Fund’s income, will depend upon which of the permitted accrual methods the Fund elects.

Some debt obligations with a fixed maturity date of one year or less from the date of issuance that are acquired by a Fund may be treated as having OID or, in certain cases, “acquisition discount” (very generally, the excess of the stated redemption price over the purchase price). The Fund will be required to include the OID or acquisition discount in income (as ordinary income) and thus distribute it over the term of the debt security, even though payment of that amount is not received until a later time, upon partial or full repayment or disposition of the debt security. The rate at which OID or acquisition discount accrues, and thus is included in the Fund’s income, will depend upon which of the permitted accrual methods the Fund elects.

If a Fund holds the foregoing kinds of securities, it may be required to pay out as an income distribution each year an amount which is greater than the total amount of cash interest the Fund actually received. Such distributions may be made from the cash assets of the Fund or, if necessary, by disposition of portfolio securities including at a time when it may not be advantageous to do so. These dispositions may cause a Fund to realize higher amounts of short-term capital gains (generally taxed to shareholders at ordinary income tax rates) and, in the event the Fund realizes net capital gains from such transactions, its shareholders may receive a larger Capital Gain Dividend than if the Fund had not held such securities.

Securities Purchased at a Premium

Very generally, where a Fund purchases a bond at a price that exceeds the redemption price at maturity (i.e., a premium), the premium is amortizable over the remaining term of the bond. In the case of a taxable bond, if a Fund makes an election applicable to all such bonds it purchases, which election is irrevocable without consent of the IRS, the Fund reduces the current taxable income from the bond by the amortized premium and reduces its tax basis in the bond by the amount of such offset; upon the disposition or maturity of such bonds acquired on or after January 4, 2013, the Fund is permitted to deduct any remaining premium allocable to a prior period. In the case of a tax-exempt bond, tax rules require a Fund to reduce its tax basis by the amount of amortized premium.

Certain Higher-Risk and High Yield Securities

A Fund may invest in lower-quality debt obligations or debt obligations that are unrated, including debt obligations of issuers not currently paying interest or who are in default. Investments in debt obligations that are at risk of or in default present special tax issues for a Fund. Tax rules are not entirely clear about issues such as whether a Fund should recognize market discount on a debt obligation and, if so, the amount of market discount the Fund should recognize, when a Fund may cease to accrue interest, original issue discount or market discount, when and to what extent a Fund may take deductions for bad debts or worthless securities and how a Fund should allocate payments received on obligations in default should be allocated between principal and interest. These and other related issues will be addressed by each Fund when as and if it invests in such securities, in order to seek to ensure that it distributes sufficient income to preserve its status as a RIC and does not become subject to U.S. federal income or excise tax.

A portion of the interest paid or accrued on certain high yield discount obligations in which a Fund may invest may be treated as a dividend for purposes of the corporate dividends received deduction. In such cases, if the issuer of the high yield discount obligations is a domestic corporation, dividend payments by the Fund to corporate shareholders may be eligible for the dividends received deduction to the extent of the deemed dividend portion of such accrued interest.

Passive Foreign Investment Companies

Funds that invest in foreign securities may own shares (or be treated as owning shares) in certain foreign entities that are treated as “passive foreign investment companies” (each a “PFIC”), which could potentially subject such a Fund to U.S. federal income tax (including interest charges) on distributions received from the PFIC or on gains from a disposition of shares in the PFIC. This tax cannot be eliminated by making distributions to Fund shareholders. However, the Fund may make certain elections to avoid the imposition of that tax. For example, a Fund may make an election to mark the gains (and to a limited extent losses) in a PFIC “to the market” as though the Fund had sold and repurchased its holdings in the PFIC on the last day of each taxable year of the Fund. Such gains and losses are treated as ordinary income and loss. Each Fund may also in certain cases elect to treat a PFIC as a “qualified electing fund” (i.e., make a “QEF election”), in which case the Fund would be required to include in its income annually its share of the PFIC’s income and net capital gains, regardless of whether it receives any distributions from the PFIC. The mark-to-market and QEF elections may accelerate the recognition of income (without the receipt of cash) and increase the amount required to be distributed by a Fund to avoid taxation. Making either of these elections therefore may require a Fund to liquidate other investments (including when it is not advantageous to do so) to meet its distribution requirements, which also may accelerate the recognition of gain and affect the Fund’s total return. Dividends paid by PFICs will not be eligible to be treated as qualified dividend income.

Because it is not always possible to identify a foreign corporation as a PFIC, a Fund may incur the tax and interest charges described above in some instances.

Foreign Taxes

Income received by a Fund from or transactions in securities of foreign issuers may be subject to foreign withholding and other taxes. Tax treaties between certain countries and the United States may reduce or eliminate such taxes. If more than 50% of a Fund’s assets at year end consists of the securities of foreign corporations, the Fund may elect to permit shareholders to claim a credit or deduction on their income tax returns for their pro rata portions of qualified taxes paid by the Fund to foreign countries in respect of foreign securities that the Fund has held for at least the minimum period specified in the Code. In such a case, shareholders will include in gross income from foreign sources their pro rata shares of such taxes paid by the Fund. A shareholder’s ability to claim an offsetting foreign tax credit or deduction in respect of foreign taxes paid by the Fund is subject to certain limitations imposed by the Code, which may result in the shareholder’s not receiving a full credit or deduction (if any) for the amount of such taxes. Shareholders that are not subject to U.S. federal income tax and those who invest in the Fund through tax-advantaged accounts (including those who invest in the Fund through IRAs or other tax-advantaged retirement plans), generally will receive no benefit from any tax credit or deduction passed through by the Fund. Even if a Fund were eligible to make such an election for a given year, it may determine not to do so.

Foreign Currency Transactions

Transactions in foreign currencies, foreign-currency denominated debt obligations and certain foreign currency options, futures contracts, and forward contracts (and similar instruments) may give rise to ordinary income or loss to the extent such income or loss results from fluctuations in the value of the foreign currency concerned. Any such net gains could require a larger dividend toward the end of the calendar year. Any such net losses will generally reduce and potentially require the recharacterization of prior ordinary income distributions. Such ordinary income treatment may accelerate Fund distributions to shareholders and increase the distributions taxed to shareholders as ordinary income. Any net ordinary losses so created cannot be carried forward by a Fund to offset income or gains earned in subsequent taxable years.

Financial Products

A Fund’s investments in options, futures contracts, hedging transactions, forward contracts, swaps, structured notes, securities loans and certain other transactions may be subject to one or more special tax rules (including mark-to-market, constructive sale, straddle, notional principal contract, wash sale, short sale and other rules). These rules may affect whether gains and losses recognized by the Fund are treated as ordinary or capital or as short-term or long-term, accelerate the recognition of income or gains to the Fund, defer losses to the Fund, or cause adjustments in the holding periods of Fund securities. These rules could therefore affect the amount, timing and/or character of distributions to Fund shareholders.

Because these and other tax rules applicable to these types of transactions are in some cases uncertain under current law, an adverse determination or future guidance by the IRS with respect to these rules (which determination or guidance could be retroactive) may affect whether a Fund has made sufficient distributions, and otherwise satisfied the relevant requirements, to maintain its qualification as a RIC and avoid a Fund-level tax.

A Fund’s use of certain commodity-linked instruments and commodity-linked structured notes can be limited by the Fund’s intention to qualify as a RIC, and can bear on the Fund’s ability to so qualify. The tax treatment of certain commodity-linked instruments including structured notes in which a Fund might invest is not certain, in particular with respect to whether income or gains from such instruments constitute qualifying income to a RIC. If a Fund were to treat income or gain from a particular instrument as qualifying income and the income or gain were later determined not to constitute qualifying income and, together with any other nonqualifying income, caused the Fund’s nonqualifying income to exceed 10% of its gross income in any taxable year, the Fund would fail to qualify as a RIC unless it is eligible to and does pay a tax at the Fund level.

Certain of a Fund’s investments in derivative instruments, foreign currency denominated instruments, and any of the Fund’s transactions in foreign currencies and hedging activities, may result in a difference between the Fund’s book income and taxable income. This difference may cause a portion of a Fund’s distributions to constitute a return of capital or capital gain for tax purposes or require the Fund to make distributions exceeding book income to qualify as a RIC accorded special tax treatment and to avoid a fund-level tax.

REITs, REMICs and TMPs

Investments in REIT equity securities may require a Fund to accrue and distribute income not yet received. To generate sufficient cash to make the requisite distributions, the Fund may be required to sell securities in its portfolio that it otherwise would have continued to hold (including when it is not advantageous to do so). A Fund’s investments in REIT equity securities may at other times result in the Fund’s receipt of cash in excess of the REIT’s earnings; if the Fund distributes these amounts, such distributions could constitute a return of capital to Fund shareholders for U.S. federal income tax purposes.

A Fund may invest directly or indirectly (including through REITs) in residual interests in real estate mortgage investment conduits (“REMICs”) (including by investing in residual interests in CMOs with respect to which an election to be treated as a REMIC is in effect) or equity interests in taxable mortgage pools (“TMPs”). Under a notice issued by the IRS in October 2006 and Treasury regulations that have yet to be issued but may apply retroactively, a portion of a Fund’s income (including income allocated to the Fund from a REIT or other pass-through entity) that is attributable to a residual interest in a REMIC or an equity interest in a TMP (referred to in the Code as an “excess inclusion”) will be subject to U.S. federal income tax in all events. This notice also provides, and the regulations are expected to provide, that excess inclusion income of a RIC will generally be allocated to shareholders of the RIC in proportion to the dividends received by such shareholders, with the same consequences as if the shareholders held the related interest directly. As a result, a Fund investing in such interests may not be a suitable investment for charitable remainder trusts (“CRTs”), as noted below. Each Fund does not intend to invest in REITs in which a substantial portion of the assets will consist of residual interests in REMICs.

In general, excess inclusion income allocated to shareholders (i) cannot be offset by net operating losses (subject to a limited exception for certain thrift institutions) and (ii) will constitute unrelated business taxable income (“UBTI”) to entities (including a qualified pension plan, an individual retirement account, a 401(k) plan, a Keogh plan or other tax-exempt entity) subject to tax on UBTI, thereby potentially requiring such an entity that is allocated excess inclusion income, and otherwise might not be required to file a tax return, to file a tax return and pay tax on such income. A shareholder will be subject to U.S. federal income tax on such inclusions notwithstanding any exemption from such income tax otherwise available under the Code. See also the section “Tax-Exempt Shareholders” below for a discussion of the special tax consequences that may result where a tax-exempt entity invests in a RIC that recognizes excess inclusion income.

Tax-Exempt Shareholders

Income of a RIC that would be UBTI if earned directly by a tax-exempt entity will not generally be attributed as UBTI to a tax-exempt shareholder of the RIC. Notwithstanding this “blocking effect,” a tax-exempt shareholder could realize UBTI by virtue of its investments in a Fund if shares in the Fund constitute debt-financed property in the hands of the tax-exempt shareholder within the meaning of Section 514(b) of the Code.

A tax-exempt shareholder may also recognize UBTI if a Fund recognizes excess inclusion income derived from direct or indirect investments in residual interests in REMICs or equity interests in TMPs, as described above, if the amount of such income recognized by the Fund exceeds the Fund’s investment company taxable income (after taking into account deductions for dividends paid by the Fund). Furthermore, any investment in residual interests of a CMO that has elected to be treated as a REMIC can create complex tax consequences, especially if a Fund has state or local governments or other tax-exempt organizations as shareholders.

In addition, special tax consequences apply when CRTs invest in RICs that invest directly or indirectly in residual interests in REMICs or equity interests in TMPs. Under legislation enacted in December 2006, if a CRT (as defined in section 664 of the Code) realizes any UBTI for a taxable year, a 100% excise tax is imposed on such UBTI. Under IRS guidance issued in October 2006, a CRT will not recognize UBTI as a result of investing in a fund that recognizes excess inclusion income. Rather, if at any time during any taxable year, a CRT (or one of certain other tax-exempt shareholders, such as the United States, a state or political subdivision, or an agency or instrumentality thereof, and certain energy cooperatives) is a record holder of a share in a Fund that recognizes excess inclusion income, then the Fund will be subject to a tax on that portion of its excess inclusion income for the taxable year that is allocable to such shareholders at the highest U.S. federal corporate income tax rate. The extent to which this IRS guidance remains applicable in light of the December 2006 legislation is unclear. To the extent permitted under the 1940 Act, each Fund may elect to specially allocate any such tax to the applicable CRT (or other shareholder), and thus reduce such shareholder’s distributions for the year by the amount of the tax that relates to such shareholder’s interest in the Fund. The extent to which this IRS guidance remains applicable in light of the December 2006 legislation is unclear. CRTs and other tax-exempt investors are urged to consult their tax advisors concerning the consequences of investing in a Fund.

Backup Withholding

Each Fund generally is required to withhold and remit to the U.S. Treasury a percentage of the distributions and redemption proceeds paid to any individual shareholder who fails to properly furnish a Fund with a correct taxpayer identification number, who has under-reported dividend or interest income, or who fails to certify to a Fund that he or she is not subject to such withholding. The backup withholding tax rate is 28%.

Backup withholding is not an additional tax. Any amounts withheld may be credited against the shareholder’s U.S. federal income tax liability, provided the appropriate information is furnished to the IRS.

Non-U.S. Shareholders

Capital Gain Dividends generally will not be subject to withholding of U.S. federal income tax. Dividends (other than Capital Gain Dividends) paid by a Fund to a shareholder that is not a “United States person” within the meaning of the Code (a “Foreign Person”) generally are subject to withholding of U.S. federal income tax at a rate of 30% (or lower applicable treaty rate) even if the dividends are funded by income or gains (such as portfolio interest, short-term capital gains, or foreign-source dividend and interest income) that, if paid to a Foreign Person directly, would not be subject to withholding.

Effective for distributions with respect to taxable years of each Fund beginning before January 1, 2014, in general and subject to certain limitations, a Fund is not required to withhold any amounts (i) with respect to distributions attributable to U.S.-source interest income of types similar to those that would not be subject to U.S. federal income tax if earned directly by an individual Foreign Person, to the extent such distributions are properly reported by the Fund as “interest-related dividends,” and (ii) with respect to distributions of net short-term capital gains in excess of net long-term capital losses, to the extent such distributions are properly reported by the Fund as “short-term capital gain dividends.” The Funds, however, do not intend to make such designations. These exemptions have expired for distributions with respect to taxable years of a Fund beginning on or after January 1, 2014. It is currently unclear whether Congress will extend these exemptions for distributions with respect to taxable years of the Funds beginning on or after January 1, 2014, and what the terms of such an extension would be, including whether such extension would have retroactive effect.

In the case of shares held through an intermediary, the intermediary may withhold even if the Fund makes a designation with respect to a payment. Foreign Persons should contact their intermediaries regarding the application of these rules to their accounts.

If a beneficial holder of Fund shares who or which is a Foreign Person has a trade or business in the United States, and Fund dividends received by such holder are effectively connected with the conduct of such trade or business, the dividends generally will be subject to U.S. federal net income taxation at regular income tax rates.

A beneficial holder of shares who is a Foreign Person is not, in general, subject to U.S. federal income tax on gains (and is not allowed a deduction for losses) realized on a sale or redemption of shares of a Fund or on Capital Gain Dividends unless (i) such gain or Capital Gain Dividend is effectively connected with the conduct of a trade or business carried on by such holder within the United States, (ii) in the case of an individual holder, the holder is present in the United States for a period or periods aggregating 183 days or more during the year of the sale, redemption or Capital Gain Dividend and certain other conditions are met or (iii) the special rules relating to gain attributable to the sale or exchange of “U.S. real property interests” (“USRPIs”) apply to the foreign shareholder’s sale of shares of the Fund or to the Capital Gain Dividend the foreign shareholder received (as described below).

Special rules would apply if a Fund were either a “U.S. real property holding corporation” (“USRPHC”) or would be a USRPHC but for the operation of certain exceptions to the definition thereof. Very generally, a USRPHC is a domestic corporation that holds USRPIs the fair market value of which equals or exceeds 50% of the sum of the fair market values of the corporation’s USRPIs, interests in real property located outside the United States, and other trade or business assets. USRPIs are generally defined as any interest in U.S. real property and any interest (other than solely as a creditor) in a USRPHC or former USRPHC.

If a Fund were a USRPHC or would be a USRPHC but for the exceptions referred to above, any distributions by the Fund to a Foreign Person (including, in certain cases, distributions made by the Fund in redemption of its shares) attributable directly or indirectly to distributions received by the Fund from a lower-tier REIT that the Fund is required to treat as USRPI gain in its hands, generally would be subject to U.S. tax withholding. In addition, such distributions could result in the Foreign Person being required to file a U.S. tax return and pay tax on the distributions at regular U.S. federal income tax rates. The consequences to a Foreign Person, including the rate of such withholding and character of such distributions (e.g., as ordinary income or USRPI gain), would vary depending upon the extent of the Foreign Person’s current and past ownership of the Fund. Prior to January 1, 2014, the “look-through” USRPI treatment described above for distributions by a to a Foreign Person also applied to distributions attributable to (i) gains realized on the disposition of USRPIs by the Fund and (ii) distributions received by the Fund from a lower-tier RIC that the Fund was required to treat as USRPI gain in its hands. It is currently unclear whether Congress will extend these former “look-through” provisions to distributions made on or after January 1, 2014, and what the terms of any such extension would be, including whether any such extension would have retroactive effect.

In addition, if the Fund were a USRPHC or former USRPHC, it could be required to withhold U.S. tax on the proceeds of a share redemption by a greater-than-5% shareholder that is a Foreign Person, in which case such Foreign Person generally would also be required to file U.S. tax returns and pay any additional taxes due in connection with the redemption. Prior to January 1, 2014, withholding generally was not required with respect to amounts paid in redemption of shares of a Fund if the Fund was a USRPHC that was considered to be “domestically controlled” or, in certain limited cases, if the Fund (whether or not domestically controlled) held substantial investments in RICs were domestically controlled USRPHCs. This exemption from withholding for redemptions has expired and such withholding is required, without regard to whether the Fund or any RIC in which it invests is domestically controlled. It is currently unclear whether Congress will extend this exemption for redemptions made on or after January 1, 2014, and what the terms of any such extension would be, including whether any such extension would have retroactive effect.

The Funds generally do not expect that they will be USRPHCs or would be USRPHCs but for the operation of certain of the special exceptions referred to above.

Foreign Persons should consult their tax advisors concerning the tax consequences of owning shares of the Funds, including the certification and filing requirements imposed on foreign investors in order to qualify for exemption from the backup withholding tax rates described above or a reduced rate of withholding provided by treaty.

Certain Additional Reporting and Withholding Requirements

The Foreign Account Tax Compliance Act (“FATCA”) generally requires a Fund to obtain information sufficient to identify the status of each of its shareholders under FATCA as described more fully below. If a shareholder fails to provide this information or otherwise fails to comply with FATCA, a Fund may be required to withhold under FATCA at a rate of 30% with respect to that shareholder on dividends, including Capital Gain Dividends, and the proceeds of the sale, redemption or exchange of Fund shares. If a payment by a Fund is subject to FATCA withholding, the Fund is required to withhold even if such payment would otherwise be exempt from withholding under the rules applicable to Foreign Persons described above (e.g., Capital Gain Dividends and short-term capital gain and interest-related dividends), beginning as early as July 1, 2014.

Each prospective investor is urged to consult its tax adviser regarding the applicability of FATCA and any other reporting requirements with respect to the prospective investor’s own situation, including investments through an intermediary.

Other Tax Matters

Special tax rules apply to investments through defined contribution plans and other tax-qualified plans. Shareholders should consult their tax advisors to determine the suitability of shares of a Fund as an investment through such plans and the precise effect of such an investment in their particular tax situations.

Fund dividends and distributions, and gains from the sale of Fund shares may be subject to state, local and foreign taxes. Shareholders are urged to consult their tax advisers regarding specific questions as to federal, state, local, and where applicable, foreign taxes.

If a shareholder recognizes a loss with respect to a Fund’s shares of $2 million or more for an individual shareholder or $10 million or more for a corporate shareholder, the shareholder must file with the IRS a disclosure statement on Form 8886. Direct shareholders of portfolio securities are in many cases excepted from this reporting requirement, but under current guidance, shareholders of a RIC are not excepted. Future guidance may extend the current exception from this reporting requirement to shareholders of most or all RICs. The fact that a loss is reportable under these regulations does not affect the legal determination of whether the taxpayer’s treatment of the loss is proper. Shareholders should consult their tax advisors to determine the applicability of these regulations in light of their individual circumstances.

PERFORMANCE INFORMATION

Yield and Total Return

Each Fund may from time to time include its yield and total return information in advertisements or in information furnished to present or prospective shareholders.

Each Fund’s yield and total return will vary from time to time depending upon market conditions, the composition of its portfolios and operating expenses of the Trust allocated to each Fund. These factors, possible differences in the methods used in calculating yield and total return, and the tax-exempt status of distributions, should be considered when comparing a Fund’s yield and total return to yields and total return published for other investment companies and other investment vehicles. Yield and total return should also be considered relative to changes in the value of the Fund’s shares and to the relative risks associated with the investment objectives and policies of the Fund.

At any time in the future, yields and total return may be higher or lower than past yields and there can be no assurance that any historical results will continue.

Investors in the Funds are specifically advised that share prices, expressed as the NAVs per share, will vary just as yield will vary. An investor’s focus on the yield of a Fund to the exclusion of the consideration of the share price of that Fund may result in the investor’s misunderstanding the total return he or she may derive from the Fund.

THIRD-PARTY INFORMATION

The Prospectus and this SAI may contain references to third party copyrights, indexes and trademarks, each of which is the property of its respective owner. Such owner is not affiliated with Natixis Global Asset Management or any of its related or affiliated companies (collectively “NGAM”) and does not sponsor, endorse or participate in the provision of any NGAM services, funds or other financial products.

The index information contained in the Prospectus and this SAI is derived from third parties and is provided on an “as is” basis. The user of this information assumes the entire risk of use of this information. Each of the third party entities involved in compiling, computing or creating index information, disclaims all warranties (including, without limitation, any warranties of originality, accuracy, completeness, timeliness, non-infringement, merchantability and fitness for a particular purpose) with respect to such information.

FINANCIAL STATEMENTS

The financial statements, financial highlights and the reports of the Independent Registered Public Accounting Firm included in the Funds’ annual reports dated September 30, 2013 are incorporated herein by reference to such reports. The Funds’ annual and semiannual reports are available upon request and without charge. Each Fund will send a single copy of its annual and semiannual report to an address at which more than one shareholder of record with the same last name has indicated that mail is to be delivered. Shareholders may request additional copies of any annual or semiannual report by telephone at 800-633-3330, by writing Loomis Sayles Funds, P.O. Box 219594, Kansas City, MO 61421-9594 or by visiting the Funds’ website at www.loomissayles.com. The annual and semiannual reports are also available online at the SEC’s website at www.sec.gov.

APPENDIX A

DESCRIPTION OF SECURITIES RATINGS

Each Fund may make use of average portfolio credit quality standards to assist institutional investors whose own investment guidelines limit their investments accordingly. In determining a Fund’s overall dollar-weighted average quality, unrated securities are treated as if rated, based on the Adviser’s view of their comparability to rated securities. A Fund’s use of average quality criteria is intended to be a guide for those investors whose investment guidelines require that assets be invested according to comparable criteria. Reference to an overall average quality rating for a Fund does not mean that all securities held by a Fund will be rated in that category or higher. A Fund’s investments may range in quality from securities rated in the lowest category in which a Fund is permitted to invest to securities rated in the highest category (as rated by Moody’s, S&P or Fitch or, if unrated, determined by the Adviser to be of comparable quality). The percentage of a Fund’s assets invested in securities in a particular rating category will vary. Following is a description of Moody’s, S&P’s and Fitch’s ratings applicable to fixed-income securities.

Standard & Poor’s—A brief description of the applicable rating symbols of Standard & Poor’s and their meanings (as published by Standard & Poor’s) follows:

Issue Credit Rating Definitions

A Standard & Poor’s issue credit rating is a forward-looking opinion about the creditworthiness of an obligor with respect to a specific financial obligation, a specific class of financial obligations or a specific financial program (including ratings on medium-term note programs and commercial paper programs). It takes into consideration the creditworthiness of guarantors, insurers, or other forms of credit enhancement on the obligation and takes into account the currency in which the obligation is denominated. The opinion reflects Standard & Poor’s view of the obligor’s capacity and willingness to meet its financial commitments as they come due, and may assess terms, such as collateral security and subordination, which could affect ultimate payment in the event of default.

Issue credit ratings can be either long-term or short-term. Short-term ratings are generally assigned to those obligations considered short-term in the relevant market. In the U.S., for example, that means obligations with an original maturity of no more than 365 days — including commercial paper. Short-term ratings are also used to indicate the creditworthiness of an obligor with respect to put features on long-term obligations. Medium-term notes are assigned long-term ratings.

Long-Term Issue Credit Ratings

Issue credit ratings are based, in varying degrees, on Standard & Poor’s analysis of the following considerations:

•	Likelihood of payment—capacity and willingness of the obligor to meet its financial commitment on an obligation in accordance with the terms of the obligation and the promise we impute;

•	Nature of and provisions of the obligation;

•	Protection afforded by, and relative position of, the obligation in the event of bankruptcy, reorganization, or other arrangement under the laws of bankruptcy and other laws affecting creditors’ rights.

Issue ratings are an assessment of default risk, but may incorporate an assessment of relative seniority or ultimate recovery in the event of default. Junior obligations are typically rated lower than senior obligations, to reflect the lower priority in bankruptcy, as noted above. (Such differentiation may apply when an entity has both senior and subordinated obligations, secured and unsecured obligations, or operating company and holding company obligations.)

AAA

An obligation rated ‘AAA’ has the highest rating assigned by Standard & Poor’s. The obligor’s capacity to meet its financial commitment on the obligation is extremely strong.

AA

An obligation rated ‘AA’ differs from the highest-rated obligations only to a small degree. The obligor’s capacity to meet its financial commitment on the obligation is very strong.

A

An obligation rated ‘A’ is somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions than obligations in higher-rated categories. However, the obligor’s capacity to meet its financial commitment on the obligation is still strong.

BBB

An obligation rated ‘BBB’ exhibits adequate protection parameters. However, adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity of the obligor to meet its financial commitment on the obligation.

BB, B, CCC, CC, and C

Obligations rated ‘BB’, ‘B’, ‘CCC’, ‘CC’, and ‘C are regarded as having significant speculative characteristics. ‘BB’ indicates the least degree of speculation and ‘C’ the highest. While such obligations will likely have some quality and protective characteristics, these may be outweighed by large uncertainties or major exposures to adverse conditions.

BB

An obligation rated ‘BB’ is less vulnerable to nonpayment than other speculative issues. However, it faces major ongoing uncertainties or exposure to adverse business, financial, or economic conditions which could lead to the obligor’s inadequate capacity to meet its financial commitment on the obligation.

B

An obligation rated ‘B’ is more vulnerable to nonpayment than obligations rated ‘BB’, but the obligor currently has the capacity to meet its financial commitment on the obligation. Adverse business, financial, or economic conditions will likely impair the obligor’s capacity or willingness to meet its financial commitment on the obligation.

CCC

An obligation rated ‘CCC’ is currently vulnerable to nonpayment, and is dependent upon favorable business, financial, and economic conditions for the obligor to meet its financial commitment on the obligation. In the event of adverse business, financial, or economic conditions, the obligor is not likely to have the capacity to meet its financial commitment on the obligation.

CC

An obligation rated ‘CC’ is currently highly vulnerable to nonpayment. The ‘CC’ rating is used when a default has not yet occurred, but Standard & Poor’s expects default to be a virtual certainty, regardless of the anticipated time to default.

C

An obligation rated ‘C’ is currently highly vulnerable to nonpayment, and the obligation is expected to have lower relative seniority or lower ultimate recovery compared to obligations that are rated higher.

D

An obligation rated ‘D’ is in payment default or in breach of an imputed promise. For non-hybrid capital instruments, the ‘D’ rating category is used when payments on an obligation are not made on the date due, unless Standard & Poor’s believes that such payments will be made within five business days in the absence of a stated grace period or within the earlier of the stated grace period or 30 calendar days. The ‘D’ rating also will be used upon the filing of a bankruptcy petition or the taking of similar action and where default on an obligation is a virtual certainty, for example due to automatic stay provisions. An obligation’s rating is lowered to ‘D’ if it is subject to a distressed exchange offer.

Plus (+) or minus (–)

The ratings from ‘AA’ to ‘CCC’ may be modified by the addition of a plus (+) or minus (–) sign to show relative standing within the major rating categories.

NR

This indicates that no rating has been requested, that there is insufficient information on which to base a rating, or that Standard & Poor’s does not rate a particular obligation as a matter of policy.

Short-Term Issue Credit Ratings

A-1

A short-term obligation rated ‘A-1’ is rated in the highest category by Standard & Poor’s. The obligor’s capacity to meet its financial commitment on the obligation is strong. Within this category, certain obligations are designated with a plus sign (+). This indicates that the obligor’s capacity to meet its financial commitment on these obligations is extremely strong.

A-2

A short-term obligation rated ‘A-2’ is somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions than obligations in higher rating categories. However, the obligor’s capacity to meet its financial commitment on the obligation is satisfactory.

A-3

A short-term obligation rated ‘A-3’ exhibits adequate protection parameters. However, adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity of the obligor to meet its financial commitment on the obligation.

B

A short-term obligation rated ‘B’ is regarded as vulnerable and having significant speculative characteristics. The obligor currently has the capacity to meet its financial commitments; however, it faces major ongoing uncertainties which could lead to the obligor’s inadequate capacity to meet its financial commitments.

C

A short-term obligation rated ‘C’ is currently vulnerable to nonpayment and is dependent upon favorable business, financial, and economic conditions for the obligor to meet its financial commitment on the obligation.

D

A short-term obligation rated ‘D’ is in default or in breach of an imputed promise. For non-hybrid capital instruments, the ‘D’ rating category is used when payments on an obligation are not made on the date due, unless Standard & Poor’s believes that such payments will be made within any stated grace period. However, any stated grace period longer than five business days will be treated as five business days. The ‘D’ rating also will be used upon the filing of a bankruptcy petition or the taking of a similar action and where default on an obligation is a virtual certainty, for example due to automatic stay provisions. An obligation’s rating is lowered to ‘D’ if it is subject to a distressed exchange offer.

SPUR (Standard & Poor’s Underlying Rating)

A SPUR rating is an opinion about the stand-alone capacity of an obligor to pay debt service on a credit-enhanced debt issue, without giving effect to the enhancement that applies to it. These ratings are published only at the request of the debt issuer/obligor with the designation SPUR to distinguish them from the credit-enhanced rating that applies to the debt issue. Standard & Poor’s maintains surveillance of an issue with a published SPUR.

Municipal Short-Term Note Ratings Definitions

A Standard & Poor’s U.S. municipal note rating reflects Standard & Poor’s opinion about the liquidity factors and market access risks unique to the notes. Notes due in three years or less will likely receive a note rating. Notes with an original maturity of more than three years will most likely receive a long-term debt rating. In determining which type of rating, if any, to assign, Standard & Poor’s analysis will review the following considerations:

•	Amortization schedule—the larger the final maturity relative to other maturities, the more likely it will be treated as a note; and

•	Source of payment—the more dependent the issue is on the market for its refinancing, the more likely it will be treated as a note.

Note rating symbols are as follows:

SP-1

Strong capacity to pay principal and interest. An issue determined to possess a very strong capacity to pay debt service is given a plus (+) designation.

SP-2

Satisfactory capacity to pay principal and interest, with some vulnerability to adverse financial and economic changes over the term of the notes.

SP-3

Speculative capacity to pay principal and interest.

Dual Ratings

Dual ratings may be assigned to debt issues that have a put option or demand feature. The first component of the rating addresses the likelihood of repayment of principal and interest as due, and the second component of the rating addresses only the demand feature. The first component of the rating can relate to either a short-term or long-term transaction and accordingly use either short-term or long-term rating symbols. The second component of the rating relates to the put option and is assigned a short-term rating symbol (for example, ‘AAA/A-1+’ or ‘A-1+/A-1’). With U.S. municipal short-term demand debt, the U.S. municipal short-term note rating symbols are used for the first component of the rating (for example ‘SP-1+/A-1+’).

The analyses, including ratings, and of Standard & Poor’s and its affiliates (together, Standard & Poor’s) are statements of opinion as of the date they are expressed and not statements of fact or recommendations to purchase, hold, or sell any securities or make any investment decisions. Standard & Poor’s assumes no obligation to update any information following publication. Users of ratings or other analyses should not rely on them in making any investment decision. Standard & Poor’s opinions and analyses do not address the suitability of any security. Standard & Poor’s does not act as a fiduciary or an investment advisor except where registered as such. While Standard & Poor’s has obtained information from sources it believes to be reliable, Standard & Poor’s does not perform an audit and undertakes no duty of due diligence or independent verification of any information it receives. Ratings and other opinions may be changed, suspended, or withdrawn at any time.

Active Qualifiers (Currently applied and/or outstanding)

Federal deposit insurances limit: ‘L’ qualifier

Ratings qualified with ‘L’ apply only to amounts invested up to federal deposit insurance limits.

Principal: ‘p’ qualifier

This suffix is used for issues in which the credit factors, the terms, or both, that determine the likelihood of receipt of payment of principal are different from the credit factors, terms or both that determine the likelihood of receipt of interest on the obligation. The ‘p’ suffix indicates that the rating addresses the principal portion of the obligation only and that the interest is not rated.

Public Information Ratings: ‘pi’ qualifier

Ratings with a ‘pi’ suffix are based on an analysis of an issuer’s published financial information, as well as additional information in the public domain. They do not, however, reflect in-depth meetings with an issuer’s management and therefore may be based on less comprehensive information than ratings without a ‘pi’ sufix. Ratings with a ‘pi’ suffix are reviewed annually based on a new year’s financial statements, but may be reviewed on an interim basis if a major event occurs that may affect the issuer’s credit quality.

Preliminary Ratings: ‘prelim’ qualifier

Preliminary ratings, with the ‘prelim’ suffix, may be assigned to obligors or obligations, including financial programs, in the circumstances described below. Assignment of a final rating is conditional on the receipt by Standard & Poor’s of appropriate documentation. Standard & Poor’s reserves the right not to issue a final rating. Moreover, if a final rating is issued, it may differ from the preliminary rating.

•	Preliminary ratings may be assigned to obligations, most commonly structured and project finance issues, pending receipt of final documentation and legal opinions.

•	Preliminary ratings are assigned to Rule 415 Shelf Registrations. As specific issues, with defined terms, are offered from the master registration, a final rating may be assigned to them in accordance with Standard & Poor’s policies.

•	Preliminary ratings may be assigned to obligations that will likely be issued upon the obligor’s emergence from bankruptcy or similar reorganization, based on late-stage reorganization plans, documentation and discussions with the obligor. Preliminary ratings may also be assigned to the obligors. These ratings consider the anticipated general credit quality of the reorganized or postbankruptcy issuer as well as attributes of the anticipated obligation(s).

•	Preliminary ratings may be assigned to entities that are being formed or that are in the process of being independently established when, in Standard & Poor’s opinion, documentation is close to final. Preliminary ratings may also be assigned to these entities’ obligations.

•	Preliminary ratings may be assigned when a previously unrated entity is undergoing a well-formulated restructuring, recapitalization, significant financing or other transformative event, generally at the point that investor or lender commitments are invited. The preliminary rating may be assigned to the entity and to its proposed obligation(s). These preliminary ratings consider the anticipated general credit quality of the obligor, as well as attributes of the anticipated obligation(s), assuming successful completion of the transformative event. Should the transformative event not occur, Standard & Poor’s would likely withdraw these preliminary ratings.

•	A preliminary recovery rating may be assigned to an obligation that has a preliminary issue credit rating.

Termination Structures: ‘t’ qualifier

This symbol indicates termination structures that are designed to honor their contracts to full maturity or, should certain events occur, to terminate and cash settle all their contracts before their final maturity date.

Inactive Qualifiers (No longer applied or outstanding)

Contingent upon final documentation: ‘*’ inactive qualifier

This symbol that indicated that the rating was contingent upon Standard & Poor’s receipt of an executed copy of the escrow agreement or closing documentation confirming investments and cash flows. Discontinued use in August 1998.

Termination of obligation to tender: ‘c’ inactive qualifier

This qualifier was used to provide additional information to investors that the bank may terminate its obligation to purchase tendered bonds if the long-term credit rating of the issuer is below an investment-grade level and/or the issuer’s bonds were deemed taxable. Discontinued use in January 2001.

U.S. direct government securities: ‘G’ inactive qualifier

The letter ‘G’ followed the rating symbol when a fund’s portfolio consisted primarily of direct U.S. government securities.

Provisional Ratings: ‘pr’ inactive qualifier

The letters ‘pr’ indicate that the rating is provisional. A provisional rating assumes the successful completion of a project financed by the debt being rated and indicates that payment of debt service requirements was largely or entirely dependent upon the successful, timely completion of the project. This rating, however, while addressing credit quality subsequent to completion of the project, made no comment on the likelihood of or the risk of default upon failure of such completion.

Quantitative Analysis of public information: ‘q’ inactive qualifier

A ‘q’ subscript indicates that the rating is based solely on quantitative analysis of publicly available information. Discontinued use in April 2001.

Extraordinary risks: ‘r’ inactive qualifier

The ‘r’ modifier was assigned to securities containing extraordinary risks, particularly market risks, which are not covered in the credit rating. The absence of an ‘r’ modifier should not be taken as an indication that an obligation will not exhibit extraordinary non-credit related risks. Standard & Poor’s discontinued the use of the ‘r’ modifier for most obligations in June 2000 and for the balance of obligations (mainly structured finance transactions) in November 2002.

Local Currency and Foreign Currency Risks

Country risk considerations are a standard part of Standard & Poor’s analysis for credit ratings on any issuer or issue. Currency of repayment is a key factor in this analysis. An obligor’s capacity to repay foreign currency obligations may be lower than its capacity to repay obligations in its local currency due to the sovereign government’s own relatively lower capacity to repay external versus domestic debt. These sovereign risk considerations are incorporated in the debt ratings assigned to specific issues. Foreign currency issuer ratings are also distinguished from local currency issuer ratings to identify those instances where sovereign risks make them different for the same issuer.

Moody’s Investors Service, Inc.—A brief description of the applicable Moody’s Investors Service, Inc. (“Moody’s”) rating symbols and their meanings (as published by Moody’s) follows:

Long-Term Obligation Ratings

Moody’s long-term ratings are assigned to issuers or obligations with an original maturity of one year or more and reflect both on the likelihood of a default on contractually promised payments and the expected financial loss suffered in the event of default.

Moody’s Long-Term Rating Definitions:

Aaa

Obligations rated Aaa are judged to be of the highest quality, subject to the lowest level of credit risk.

Aa

Obligations rated Aa are judged to be of high quality and are subject to very low credit risk.

A

Obligations rated A are judged to be upper-medium grade and are subject to low credit risk.

Baa

Obligations rated Baa are judged to be medium-grade and subject to moderate credit risk and as such may possess certain speculative characteristics.

Ba

Obligations rated Ba are judged to have speculative elements and are subject to substantial credit risk.

B

Obligations rated B are considered speculative and are subject to high credit risk.

Caa

Obligations rated Caa are judged to be speculative of poor standing and are subject to very high credit risk.

Ca

Obligations rated Ca are highly speculative and are likely in, or very near, default, with some prospect of recovery of principal and interest.

C

Obligations rated C are the lowest rated and are typically in default, with little prospect for recovery of principal or interest.

Note: Moody’s appends numerical modifiers 1, 2, and 3 to each generic rating classification from Aa through Caa. The modifier 1 indicates that the obligation ranks in the higher end of its generic rating category; the modifier 2 indicates a mid-range ranking; and the modifier 3 indicates a ranking in the lower end of that generic rating category. Additionally, a “(hyb)” indicator is appended to all ratings of hybrid securities issued by banks, insurers, finance companies, and securities firms.

Long-Term Issuer Ratings

Long-Term Issuer Ratings are opinions of the ability of entities to honor long-term senior unsecured financial obligations and contracts. Moody’s expresses Long-Term Issuer Ratings on its long-term global scale.

Medium-Term Note Program Ratings

Moody’s assigns provisional ratings to medium-term note (MTN) programs and definitive ratings to the individual debt securities issued from them (referred to as drawdowns or notes). These ratings may be expressed on Moody’s general long-term or short-term rating scale, depending upon the intended tenor of the notes to be issued under the program.

MTN program ratings are intended to reflect the ratings likely to be assigned to drawdowns issued from the program with the specified priority of claim (e.g., senior or subordinated). To capture the contingent nature of a program rating, Moody’s assigns provisional ratings to MTN programs. A provisional rating is denoted by a (P) in front of the rating and is defined elsewhere in this document.

The rating assigned to a drawdown from a rated MTN or bank/deposit note program is definitive in nature, and may differ from the program rating if the drawdown is exposed to additional credit risks besides the issuer’s default, such as links to the defaults of other issuers, or has other structural features that warrant a different thing. In some circumstances, no rating may be assigned to a drawdown.

Moody’s encourages market participants to contact Moody’s Ratings Desks or visit www.moodys.com directly if they have questions regarding ratings for specific notes issued under a medium-term note program. Unrated notes issued under an MTN program may be assigned an NR (not rated) symbol.

Short-Term Obligation Ratings

Moody’s short-term ratings are assigned to obligations with an original maturity of thirteen months or less and reflect the likelihood of a default on contractually promised payments.

Moody’s employs the following designations to indicate the relative repayment ability of rated issuers:

P-1

Issuers (or supporting institutions) rated Prime-1 have a superior ability to repay short-term debt obligations.

P-2

Issuers (or supporting institutions) rated Prime-2 have a strong ability to repay short-term debt obligations.

P-3

Issuers (or supporting institutions) rated Prime-3 have an acceptable ability to repay short-term obligations.

NP

Issuers (or supporting institutions) rated Not Prime do not fall within any of the Prime rating categories.

Note: Canadian issuers rated P-1 or P-2 have their short-term ratings enhanced by the senior-most long-term rating of the issuer, its guarantor or support-provider.

Short-Term Issuer Ratings

Short-Term Issuer Ratings are opinions of the ability of entities to honor short-term senior unsecured financial obligations and contracts. Moody’s expresses Short-Term Issuer Ratings on its short-term obligations ratings scale.

Fitch Investor Services, Inc.—A brief description of the applicable rating symbols of Fitch Investor Services, Inc. (“Fitch”) and their meanings (as published by Fitch) follows:

Credit Rating Scales

Fitch Ratings’ credit ratings provide an opinion on the relative ability of an entity to meet financial commitments, such as interest, preferred dividends, repayment of principal, insurance claims or counterparty obligations. Credit ratings are used by investors as indications of the likelihood of receiving the money owed to them in accordance with the terms on which they invested. The agency’s credit ratings cover the global spectrum of corporate, sovereign (including supranational and sub-national), financial, bank, insurance, municipal and other public finance entities and the securities or other obligations they issue, as well as structured finance securities backed by receivables or other financial assets.

The terms “investment grade” and “speculative grade” have established themselves over time as shorthand to describe the categories ‘AAA’ to ‘BBB’ (investment grade) and ‘BB’ to ‘D’ (speculative grade). The terms “investment grade” and “speculative grade” are market conventions, and do not imply any recommendation or endorsement of a specific security for investment purposes. “Investment grade” categories indicate relatively low to moderate credit risk, while ratings in the “speculative” categories either signal a higher level of credit risk or that a default has already occurred.

A designation of “Not Rated” or “NR” is used to denote securities not rated by Fitch where Fitch has rated some, but not all, securities comprising an issuance capital structure.

Credit ratings express risk in relative rank order, which is to say they are ordinal measures of credit risk and are not predictive of a specific frequency of default or loss.

Fitch Ratings’ credit ratings do not directly address any risk other than credit risk. In particular, ratings do not deal with the risk of a market value loss on a rated security due to changes in interest rates, liquidity and other market considerations. However, in terms of payment obligation on the rated liability, market risk may be considered to the extent that it influences the ability of an issuer to pay upon a commitment. Ratings nonetheless do not reflect market risk to the extent that they influence the size or other conditionality of the obligation to pay upon a commitment (for example, in the case of index-linked bonds).

In the default components of ratings assigned to individual obligations or instruments, the agency typically rates to the likelihood of non-payment or default in accordance with the terms of that instrument’s documentation. In limited cases, Fitch Ratings may include additional considerations (i.e., rate to a higher or lower standard than that implied in the obligation’s documentation). In such cases, the agency will make clear the assumptions underlying the agency’s opinion in the accompanying rating commentary.

Long-Term Credit Rating Scales

Issuer Credit Rating Scales

Rated entities in a number of sectors, including financial and non-financial corporations, sovereigns and insurance companies, are generally assigned Issuer Default Ratings (IDRs). IDRs opine on an entity’s relative vulnerability to default on financial obligations. The “threshold” default risk addressed by the IDR is generally that of the financial obligations whose non-payment would best reflect the uncured failure of that entity. As such, IDRs also address relative vulnerability to bankruptcy, administrative receivership or similar concepts, although the agency recognizes that issuers may also make pre-emptive and therefore voluntary use of such mechanisms.

In aggregate, IDRs provide an ordinal ranking of issuers based on the agency’s view of their relative vulnerability to default, rather than a prediction of a specific percentage likelihood of default. For historical information on the default experience of Fitch-rated issuers, please consult the transition and default performance studies available from the Fitch Ratings website.

AAA

Highest credit quality. ‘AAA’ ratings denote the lowest expectation of default risk. They are assigned only in cases of exceptionally strong capacity for payment of financial commitments. This capacity is highly unlikely to be adversely affected by foreseeable events.

AA

Very high credit quality. ‘AA’ ratings denote expectations of very low default risk. They indicate very strong capacity for payment of financial commitments. This capacity is not significantly vulnerable to foreseeable events.

A

High credit quality. ‘A’ ratings denote expectations of low default risk. The capacity for payment of financial commitments is considered strong. This capacity may, nevertheless, be more vulnerable to adverse business or economic conditions than is the case for higher ratings.

BBB

Good credit quality. ‘BBB’ ratings indicate that expectations of default risk are currently low. The capacity for payment of financial commitments is considered adequate but adverse business or economic conditions are more likely to impair this capacity.

BB

Speculative. ‘BB’ ratings indicate an elevated vulnerability to default risk, particularly in the event of adverse changes in business or economic conditions over time; however, business or financial flexibility exists which supports the servicing of financial commitments.

B

Highly speculative. ‘B’ ratings indicate that material default risk is present, but a limited margin of safety remains. Financial commitments are currently being met; however, capacity for continued payment is vulnerable to deterioration in the business and economic environment.

CCC

Substantial credit risk. Default is a real possibility.

CC

Very high levels of credit risk. Default of some kind appears probable.

C

Exceptionally high levels of credit risk. Default is imminent or inevitable, or the issuer is in standstill. Conditions that are indicative of a ‘C’ category rating for an issuer include:

a.	the issuer has entered into a grace or cure period following non-payment of a material financial obligation;

b.	the issuer has entered into a temporary negotiated waiver or standstill agreement following a payment default on a material financial obligation; or

c.	Fitch Ratings otherwise believes a condition of ‘RD’ or ‘D’ to be imminent or inevitable, including through the formal announcement of a distressed debt exchange.

RD

Restricted default. ‘RD’ ratings indicate an issuer that in Fitch Ratings’ opinion has experienced an uncured payment default on a bond, loan or other material financial obligation but which has not entered into bankruptcy filings, administration, receivership, liquidation or other formal winding-up procedure, and which has not otherwise ceased operating. This would include:

a.	the selective payment default on a specific class or currency of debt;

b.	the uncured expiry of any applicable grace period, cure period or default forbearance period following a payment default on a bank loan, capital markets security or other material financial obligation;

c.	the extension of multiple waivers or forbearance periods upon a payment default on one or more material financial obligations, either in series or in parallel; or

d.	execution of a distressed debt exchange on one or more material financial obligations.

D

Default. ‘D’ ratings indicate an issuer that in Fitch Ratings’ opinion has entered into bankruptcy filings, administration, receivership, liquidation or other formal winding-up procedure, or which has otherwise ceased business.

Default ratings are not assigned prospectively to entities or their obligations; within this context, non-payment on an instrument that contains a deferral feature or grace period will generally not be considered a default until after the expiration of the deferral or grace period, unless a default is otherwise driven by bankruptcy or other similar circumstance, or by a distressed debt exchange.

“Imminent” default typically refers to the occasion where a payment default has been intimated by the issuer, and is all but inevitable. This may, for example, be where an issuer has missed a scheduled payment, but (as is typical) has a grace period during which it may cure the payment default. Another alternative would be where an issuer has formally announced a distressed debt exchange, but the date of the exchange still lies several days or weeks in the immediate future.

In all cases, the assignment of a default rating reflects the agency’s opinion as to the most appropriate rating category consistent with the rest of its universe of ratings, and may differ from the definition of default under the terms of an issuer’s financial obligations or local commercial practice.

Note:

The modifiers “+” or “–” may be appended to a rating to denote relative status within major rating categories. Such suffixes are not added to the ‘AAA’ Long-Term IDR category, or to Long-Term IDR categories below ‘B’.

Limitations of the Issuer Credit Rating Scale

Specific limitations relevant to the issuer credit rating scale include:

•	The ratings do not predict a specific percentage of default likelihood over any given time period.

•	The ratings do not opine on the market value of any issuer’s securities or stock, or the likelihood that this value may change.

•	The ratings do not opine on the liquidity of the issuer’s securities or stock.

•	The ratings do not opine on the possible loss severity on an obligation should an issuer default.

•	The ratings do not opine on the suitability of an issuer as counterparty to trade credit.

•	The ratings do not opine on any quality related to an issuer’s business, operational or financial profile other than the agency’s opinion on its relative vulnerability to default.

Ratings assigned by Fitch Ratings articulate an opinion on discrete and specific areas of risk. The above list is not exhaustive, and is provided for the reader’s convenience. Readers are requested to review the section Understanding Credit Ratings —Limitations and Usage for further information on the limitations of the agency’s ratings.

Short-Term Ratings

Short-Term Ratings Assigned to Issuers or Obligations in Corporate, Public and Structured Finance

A short-term issuer or obligation rating is based in all cases on the short-term vulnerability to default of the rated entity or security stream, and relates to the capacity to meet financial obligations in accordance with the documentation governing the relevant obligation. Short-Term Ratings are assigned to obligations whose initial maturity is viewed as “short term” based on market convention. Typically, this means up to 13 months for corporate, sovereign and structured obligations, and up to 36 months for obligations in U.S. public finance markets.

F1

Highest short-term credit quality. Indicates the strongest intrinsic capacity for timely payment of financial commitments; may have an added “+” to denote any exceptionally strong credit feature.

F2

Good short-term credit quality. Good intrinsic capacity for timely payment of financial commitments.

F3

Fair short-term credit quality. The intrinsic capacity for timely payment of financial commitments is adequate.

B

Speculative short-term credit quality. Minimal capacity for timely payment of financial commitments, plus heightened vulnerability to near term adverse changes in financial and economic conditions.

C

High short-term default risk. Default is a real possibility.

RD

Restricted default. Indicates an entity that has defaulted on one or more of its financial commitments, although it continues to meet other financial obligations. Applicable to entity ratings only.

D

Default. Indicates a broad-based default event for an entity, or the default of a short-term obligation.

Limitations of the Short-Term Ratings Scale

Specific limitations relevant to the Short-Term Ratings scale include:

•	The ratings do not predict a specific percentage of default likelihood over any given time period.

•	The ratings do not opine on the market value of any issuer’s securities or stock, or the likelihood that this value may change.

•	The ratings do not opine on the liquidity of the issuer’s securities or stock.

•	The ratings do not opine on the possible loss severity on an obligation should an obligation default.

•	The ratings do not opine on any quality related to an issuer or transaction’s profile other than the agency’s opinion on the relative vulnerability to default of the rated issuer or obligation.

Ratings assigned by Fitch Ratings articulate an opinion on discrete and specific areas of risk. The above list is not exhaustive, and is provided for the reader’s convenience. Readers are requested to review the section Understanding Credit Ratings—Limitations and Usage for further information on the limitations of the agency’s ratings.

Standard Rating Actions

Affirmed*

The rating has been reviewed with no change in rating. Ratings affirmations may also include an affirmation of, or change to Outlook when an Outlook is used.

Confirmed

Action taken in response to an external request or change in terms. Rating has been reviewed in either context, and no rating change has been deemed necessary. For servicer ratings, action taken in response to change in financial condition or IDR of servicer where servicer rating is reviewed in that context exclusively, and no rating action has been deemed necessary.

Downgrade*

The rating has been lowered in the scale.

Matured*/Paid-In-Full

a. ‘Matured’ – This action is used when an issue has reached the end of its repayment term and rating coverage is discontinued. Denoted as ‘NR’.

b. ‘Paid-In-Full’ – This action indicates that the issue has been paid in full. As the issue no longer exists, it is therefore no longer rated. Denoted as ‘PIF’.

New Rating*

Rating has been assigned to a previously unrated issue primarily used in cases of shelf issues such as MTNs or similar program.

Prerefunded*

Assigned to long-term US Public Finance issues after Fitch assesses refunding escrow.

Publish*

Initial public announcement of rating on the agency’s website, although not necessarily the first rating assigned. This action denotes when a previously private rating is published.

Upgrade*

The rating has been raised in the scale.

Withdrawn*

The rating has been withdrawn and the issue or issuer is no longer rated by Fitch Ratings. Indicated in rating databases with the symbol “WD”.

*	A rating action must be recorded for each rating in a required cycle to be considered compliant with Fitch policy concerning aging of ratings. Not all Ratings or Data Actions, or changes in rating modifiers, will meet this requirement. Actions that meet this requirement are noted with an * in the above definitions.

STATEMENT OF ADDITIONAL INFORMATION

February 1, 2014

LOOMIS SAYLES FUNDS I

•	Loomis Sayles High Income Opportunities Fund

Institutional Class (LSIOX)

•	Loomis Sayles Securitized Asset Fund

Institutional Class (LSSAX)

This Statement of Additional Information (the “Statement”) contains information which may be useful to investors but which is not included in the Statutory Prospectus of the Loomis Sayles High Income Opportunities Fund and Loomis Sayles Securitized Asset Fund (each a “Fund” and together, the “Funds”). This Statement is not a prospectus and is authorized for distribution only when accompanied or preceded by the Funds’ Summary or Statutory Prospectus dated February 1, 2014, as may be revised and supplemented from time to time (collectively, the “Prospectus”). This Statement should be read together with the Prospectus. Investors may obtain the Prospectus without charge from Loomis Sayles Funds, P.O. Box 219594, Kansas City, MO 64121-9594, by calling Loomis Sayles Funds at 800-633-3330 or by visiting the Funds’ website at www.loomissayles.com.

The Funds’ financial statements and accompanying notes that appear in the Funds’ annual reports are incorporated by reference into this Statement. The Funds’ annual and semiannual reports contain additional performance information and are available upon request and without charge by calling Loomis Sayles Funds at 800-633-3330 or by visiting the Funds’ website at www.loomissayles.com.

M-LSHOSAI-0214

THE TRUST

Loomis Sayles Funds I (the “Trust”) is registered with the Securities and Exchange Commission (the “SEC”) as an open-end management investment company and is organized as a Massachusetts business trust under the laws of Massachusetts by an Agreement and Declaration of Trust (a “Declaration of Trust”) dated December 23, 1993, as amended and restated on June 22, 2005, and is a “series” company as described in Section 18(f)(2) of the Investment Company Act of 1940, as amended (the “1940 Act”). Prior to July 1, 2003, Loomis Sayles Funds I was named “Loomis Sayles Investment Trust.” The Trust offers a total of ten series. The Loomis Sayles High Income Opportunities Fund was organized in Massachusetts and commenced operations on April 12, 2004. The Loomis Sayles Securitized Asset Fund was organized in Massachusetts and commenced operations on March 2, 2006. Each Fund is a diversified series of the Trust.

Shares of the Funds are continuously offered, freely transferable and entitle shareholders to receive dividends as determined by the Trust’s Board of Trustees and to cast a vote for each share held at shareholder meetings. The Trust generally does not hold shareholder meetings and expects to do so only when required by law. Shareholders may call meetings to consider removal of the Trust’s trustees.

INVESTMENT STRATEGIES AND RISKS

The investment policies of the Funds set forth in its Prospectus and in this Statement may be changed by the Trust’s Board of Trustees without shareholder approval, except that the investment objective of the Funds, as set forth in the Prospectus, and any Fund policy explicitly identified as “fundamental” may not be changed without the approval of the holders of a majority of the Fund’s outstanding shares of the funds (which in the Prospectus and this Statement means the lesser of (i) 67% of the shares of that Fund present at a meeting at which more than 50% of the outstanding shares are present or represented by proxy or (ii) more than 50% of the Fund’s outstanding shares). The percentage limitations set forth below and in the Prospectus will apply at the time a security is purchased and will not be considered violated unless an excess or deficiency occurs or exists immediately after and as a result of such purchase.

Investment Restrictions

The following is a description of restrictions on the investments to be made by the Funds. The restrictions marked with an asterisk (*) are fundamental policies that may not be changed without the vote of a majority of the outstanding voting securities of the Fund (as defined in the 1940 Act). The other restrictions set forth below are not fundamental policies and may be changed by the Trust’s Board of Trustees. Except in the case of restrictions marked with a dagger (†) below, the percentages set forth below and the percentage limitations set forth in each Prospectus apply at the time an investment is made and shall not be considered violated unless an excess or deficiency occurs or exists immediately after and as a result of such investment.

The Loomis Sayles High Income Opportunities Fund will not:

*(1)	Act as underwriter, except to the extent that, in connection with the disposition of portfolio securities, it may be deemed to be an underwriter under certain federal securities laws.

*(2)	Invest in oil, gas, or other mineral leases, rights, or royalty contracts, or in real estate, commodities, or commodity contracts. (This restriction does not prevent the Fund from engaging in transactions in futures contracts relating to securities indices, currencies, interest rates, or financial instruments or options, or from investing in issuers that invest or deal in the foregoing types of assets or from purchasing securities that are secured by real estate.)

*(3)	Make loans, except to the extent permitted under the 1940 Act. (For purposes of this investment restriction, each of the following is not considered the making of a loan: (i) entering into repurchase agreements; (ii) purchasing debt obligations in which the Fund may invest consistent with its investment policies; and (iii) loaning portfolio securities.)

*(4)	Purchase any security (other than U.S. government securities) if, as a result, more than 25% of the Fund’s assets (taken at current value) would be invested in any one industry (in the utilities category, gas, electric, water, and telephone companies will be considered as being in separate industries).

*(5)	Borrow money in excess of 10% of its assets (taken at cost) or 5% of its assets (taken at current value), whichever is lower, nor borrow any money except as a temporary measure for extraordinary or emergency purposes; however, the Fund’s use of reverse repurchase agreements and “dollar roll” arrangements shall not constitute borrowing by the Fund for purposes of this restriction.

†(6)	Purchase any illiquid security, including any security that is not readily marketable, if, as a result, more than 15% of the Fund’s net assets (based on current value) would then be invested in such securities.

*(7)	Issue senior securities other than any borrowing permitted by restriction (5) above. (For the purposes of this restriction, none of the following is deemed to be a senior security: any pledge, mortgage, hypothecation, or other encumbrance of assets; any collateral arrangements with respect to options, futures contracts, and options on futures contracts and with respect to initial and variation margin; and the purchase or sale of or entry into options, forward contracts, futures contracts, options on futures contracts, swap contracts, or any other derivative investments to the extent that Loomis, Sayles & Company, L.P. (“Loomis Sayles” or the “adviser”) determines that the Fund is not required to treat such investments as senior securities pursuant to the pronouncements of the SEC.

The Loomis Sayles Securitized Asset Fund may not:

*(1)	Purchase any security if, as a result, more than 25% of the Fund’s total assets (taken at current value) would be invested in any one industry. For purposes of this restriction, telephone, gas and electric public utilities are each regarded as separate industries and finance companies, whose financing activities are related primarily to the activities of their parent companies, are classified in the industry of their parents. For purposes of this restriction with regard to bank obligations, bank obligations are considered to be one industry, and asset-backed securities are not considered to be bank obligations. For purposes of this restriction, the Fund takes the position that mortgage-related and other asset-backed securities do not represent investments in any industry or group of industries. As a result of this, the Fund may invest more than 25% of its net assets in mortgage-related securities.

*(2)	Make short sales of securities or maintain a short position or purchase securities on margin, except that the Fund may obtain short-term credits as necessary for the clearance of security transactions, and the Fund may make any short sales or maintain any short positions where the short sales or short positions would not constitute “senior securities” under the 1940 Act.

*(†)	(3) Borrow money, except to the extent permitted under the 1940 Act.

*(4)	Make loans, except that the Fund may purchase or hold debt instruments in accordance with its investment objectives and policies, provided however, this restriction does not apply to repurchase agreements or loans of portfolio securities.

*(5)	Act as an underwriter of securities of other issuers except that, in the disposition of portfolio securities, it may be deemed to be an underwriter under the federal securities laws.

*(6)	Purchase or sell real estate, although it may purchase securities of issuers which deal in real estate, securities which are secured by interests in real estate, and securities which represent interests in real estate, and it may acquire and dispose of real estate or interests in real estate acquired through the exercise of its rights as a holder of debt obligations secured by real estate or interests therein.

*(7)	Purchase or sell commodities, except that the Fund may purchase and sell futures contracts and options, may enter into foreign exchange contracts and may enter into swap agreements and other financial transactions not requiring the delivery of physical commodities.

*(8)	Issue senior securities, except for permitted borrowings or as otherwise permitted under the 1940 Act.

(9)	Invest, under normal circumstances, less than 80% of its net assets (plus any borrowings for investment purposes) in securitized assets, such as mortgage-backed and other asset-backed securities. Prior to any change to such policy adopted by the Board of Trustees of the Fund, the Fund will provide notice to shareholders as required by Rule 35d-1 under the 1940 Act, as such Rule may be interpreted from time to time by the staff of the SEC.

For Restriction (1), the Fund does not reserve the right to concentrate in any industry. If, in the future, mortgage-related securities and other asset-backed securities are considered to represent any particular industry or industries, the Fund reserves the freedom of action to concentrate in such an industry or industries.

General Notes on Investment Restrictions

In addition to temporary borrowing, and subject to any stricter restrictions on borrowing applicable to any particular Fund, a Fund may borrow from any bank, provided that immediately after any such borrowing there is an asset coverage of at least 300% for all borrowings by a Fund and provided further, that in the event that such asset coverage shall at any time fall below 300%, a Fund shall, within three days (not including Sundays and holidays) thereafter or such longer period as the SEC may prescribe by rules and regulations, reduce the amount of its borrowings to such an extent that the asset coverage of such borrowing shall be at least 300%. With respect to restrictions on borrowing, the 1940 Act limits a fund’s ability to borrow money on a non-temporary basis if such borrowings constitute “senior securities.” The Funds may also borrow money or engage in economically similar transactions if those transactions do no constitute “senior securities” under the 1940 Act.

Under current pronouncements, certain positions (e.g., reverse repurchase agreements) are excluded from the definition of “senior security” so long as a Fund maintains adequate cover, segregation of assets or otherwise. Similarly, a short sale will not be considered a senior security if a Fund takes certain steps contemplated by SEC staff pronouncements, such as ensuring the short sale transaction is adequately covered.

A Fund may not purchase any illiquid security if, as a result, more than 15% of the Fund’s net assets (based on current value) would then be invested in such securities. This policy may be changed without a shareholder vote. The staff of the SEC is presently of the view that repurchase agreements maturing in more than seven days are subject to this restriction. Until that position is revised, modified or rescinded, the Fund will conduct its operations in a manner consistent with this view. This limitation on investment in illiquid securities does not apply to certain securities, which might otherwise be considered illiquid including securities issued pursuant to Rule 144A under the Securities Act of 1933 (the “Securities Act”) and certain commercial paper, which the adviser has determined to be liquid under procedures approved by the Board of Trustees.

For purposes of the foregoing restrictions, the Funds do not consider a swap or other derivative contract on one or more commodities, securities, indices, currencies or interest rates to be a commodity or commodity contract.

INVESTMENT STRATEGIES

The following is a list of certain investment strategies, including particular types of securities or instruments or specific practices that may be used by Loomis Sayles in managing the Funds. The Funds’ principal strategies are described in the Prospectus. This Statement describes some of the non-principal strategies the Funds may use, including the related risks, in addition to providing additional information about their principal strategies.

The list of securities or other instruments under each category below is not intended to be an exclusive list of securities, instruments and practices for investment. Unless a strategy, practice or security is specifically prohibited by the investment restrictions listed in the Prospectus, in the section “Investment Restrictions” in this Statement or under applicable law, each Fund may engage in each of the strategies and invest in securities and instruments in addition to those listed below. A Fund is not required to engage in a particular transaction or invest in any security or instrument, even if to do so might benefit the Fund. Loomis Sayles may invest in some securities under a given category as a primary strategy and in other securities under the same category as a secondary strategy. Loomis Sayles may invest in a general category listed below and, where applicable, with particular emphasis on a certain type of security, but investment is not limited to the categories listed below or the securities specifically enumerated under each category. The Prospectus and/or this Statement will be updated if a Fund begins to engage in investment practices that are not described in the Prospectus or this Statement.

Fund	Securities	Practices
High Income Opportunities Fund

Debt Securities (Asset-Backed Securities, Bank Loans, Collateralized Debt and Loan Obligations, Collateralized Mortgage Obligations (“CMOs”), Commercial Paper, Convertible Securities, Corporate Securities, Delayed Funding Loans and Revolving Credit Facilities, Loan Assignments, Mortgage-Backed Securities, Municipal Bonds, Pay-in-Kind Securities, Rule 144A Securities, Below Investment-Grade Fixed-Income Securities, Senior Floating Rate Loans, Step-Coupon Securities, Stripped Mortgage-Related Securities, Structured Notes, Tax-Exempt Securities, U.S. Government Securities, When-Issued Securities, Zero-Coupon Securities)

Equity Securities (Common Stock, Investment Companies, Preferred Stock, REITs, Rights, Small Cap Companies, Warrants)

Foreign Securities (Depositary Receipts, Emerging Markets, Foreign Currency Transactions, Supranational Entities)

Derivative Instruments (Futures
Contracts, Options, Swap Contracts)
Illiquid Securities Initial Public
Offerings Private Placements
Privatizations Repurchase
Agreements Securities Lending
Temporary Defensive Strategies

Money Market Instruments

Fund	Securities	Practices
Securitized Asset Fund	Debt Securities (Adjustable Rate Mortgage Securities (“ARMs”), Asset- Backed Securities, Investment-Grade Securities, Mortgage-Backed Securities) Money Market Instruments	Derivative Instruments (Futures
Contracts, Options, Swap Contracts)
Dollar Rolls Initial Public
Offerings Private Placements
Privatizations Repurchase
Agreements Securities Lending
Temporary Defensive Strategies
“To Be Announced” Transactions

TYPES OF SECURITIES

Debt Securities and Fixed-Income Securities

Debt Securities

Each of the Funds may invest in debt securities. Debt securities are used by issuers to borrow money. The issuer usually pays a fixed, variable or floating rate of interest and must repay the amount borrowed at the maturity of the security. Some debt securities, such as zero-coupon securities, do not pay interest but are sold at a discount from their face values. Debt securities include corporate bonds, government securities and mortgage and other asset-backed securities. Debt securities include a broad array of short-, medium- and long-term obligations issued by the U.S. or foreign governments, government or international agencies and instrumentalities, and corporate issuers of various types. Some debt securities represent uncollateralized obligations of their issuers; in other cases, the securities may be backed by specific assets (such as mortgages or other receivables) that have been set aside as collateral for the issuer’s obligation. Debt securities generally involve an obligation of the issuer to pay interest or dividends on either a current basis or at the maturity of the securities, as well as the obligation to repay the principal amount of the security at maturity.

Risks. Debt securities are subject to market risk and credit risk. Credit risk relates to the ability of the issuer to make payments of principal and interest and includes the risk of default. Sometimes, an issuer may make these payments from money raised through a variety of sources, including, with respect to issuers of municipal securities, (i) the issuer’s general taxing power, (ii) a specific type of tax, such as a property tax, or (iii) a particular facility or project such as a highway. The ability of an issuer to make these payments could be affected by general economic conditions, issues specific to the issuer, litigation, legislation or other political events, the bankruptcy of the issuer, war, natural disasters, terrorism or other major events. U.S. government securities are not generally perceived to involve credit risks to the same extent as investments in other types of fixed-income securities; as a result, the yields available from U.S. government securities are generally lower than the yields available from corporate and municipal debt securities. Market risk is the risk that the value of the security will fall because of changes in market rates of interest. Generally, the value of debt securities falls when market rates of interest are rising. Some debt securities also involve prepayment or call risk. This is the risk that the issuer will repay a Fund the principal on the security before it is due, thus depriving a Fund of a favorable stream of future interest payments.

Because interest rates vary, it is impossible to predict the income of a Fund that invests in debt securities for any particular period. Fluctuations in the value of a Fund’s investments in debt securities will cause the Fund’s net asset value (“NAV”) to increase or decrease.

Fixed-Income Securities. Fixed-income securities pay a specified rate of interest or dividends, or a rate that is adjusted periodically by reference to some specified index or market rate. Fixed-income securities include securities issued by federal, state, local and foreign governments and related agencies, and by a wide range of private or corporate issuers. Fixed-income securities include, among others, bonds, debentures, notes, bills and commercial paper. Because interest rates vary, it is impossible to predict the income of a Fund for any particular period. In addition, the prices of fixed-income securities generally vary inversely with changes in interest rates. Prices of fixed income securities may also be affected by items related to a particular issue or to the debt markets generally. The NAV of a Fund’s shares will vary as a result of changes in the value of the securities in the Fund’s portfolio.

Investment-Grade Fixed-Income Securities. To be considered investment-grade quality, at least one of the three major rating agencies (Fitch Investor Services, Inc. (“Fitch”), Moody’s Investors Service, Inc. (“Moody’s”) or Standard & Poor’s Ratings Group (“S&P”)) must have rated the security in one of its respective top four rating categories at the time a Fund acquires the security or, if the security is unrated, Loomis Sayles must have determined it to be of comparable quality.

Below-Investment-Grade Fixed-Income Securities. Below-investment-grade fixed-income securities (commonly referred to as “junk bonds”) are rated below investment-grade quality. To be considered below investment-grade quality, none of the three major rating agencies (Fitch, Moody’s and S&P) must have rated the security in one of its respective top four rating categories at the time a Fund acquires the security or, if the security is unrated, Loomis Sayles must have determined it to be of comparable quality.

Below-investment-grade fixed-income securities are subject to greater credit risk and market risk than higher-quality fixed-income securities. Below-investment-grade fixed-income securities are considered predominantly speculative with respect to the ability of the issuer to make timely principal and interest payments. If a Fund invests in below-investment-grade fixed-income securities, a Fund’s achievement of its objective may be more dependent on Loomis Sayles’ own credit analysis than is the case with funds that invest in higher-quality fixed-income securities. The market for below-investment-grade fixed-income securities may be more severely affected than some other financial markets by economic recession or substantial interest rate increases, by changing public perceptions of this market, or by legislation that limits the ability of certain categories of financial institutions to invest in these securities. In addition, the secondary market may be less liquid for below-investment-grade fixed-income securities. This lack of liquidity at certain times may affect the values of these securities and may make the evaluation and sale of these securities more difficult. Below-investment-grade fixed-income securities may be in poor standing or in default and typically have speculative characteristics.

For more information about the ratings services’ descriptions of the various ratings categories, see Appendix A. A Fund may continue to hold fixed-income securities that are downgraded in quality subsequent to their purchase if Loomis Sayles believes it would be advantageous to do so.

Adjustable Rate Mortgage Securities

Certain Funds may invest in adjustable rate mortgage securities (“ARM”). An ARM, like a traditional mortgage security, is an interest in a pool of mortgage loans that provides investors with payments consisting of both principal and interest as mortgage loans in the underlying mortgage pool are paid off by the borrowers. ARMs have interest rates that are reset at periodic intervals, usually by reference to some interest rate index or market interest rate. Although the rate adjustment feature may act as a buffer to reduce sharp changes in the value of adjustable rate securities, these securities are still subject to changes in value based on changes in market interest rates or changes in the issuer’s creditworthiness. Since the interest rates are reset only periodically, changes in the interest rate on ARMs may lag behind changes in prevailing market interest rates. In addition, some ARMs (or the underlying mortgages) are subject to caps or floors that limit the maximum change in interest rate during a specified period or over the life of the security. As a result, changes in the interest rate on an ARM may not fully reflect changes in prevailing market interest rates during certain periods. Because of the resetting of interest rates, ARMs are less likely than non-adjustable rate securities of comparable quality and maturity to increase significantly in value when market interest rates fall. In addition, a Fund will not benefit from increases in interest rates to the extent that interest rates rise to the point where they cause the current coupon of the underlying ARM to exceed a cap rate for a particular mortgage. See “Mortgage-Related Securities” for more information on the risks involved in ARMs.

Asset-Backed Securities

Each Fund may invest in asset-backed securities, which are securities that represent a participation in, or are secured by and payable from, a stream of payments generated by particular assets, most often a pool or pools of similar assets (e.g., trade receivables). The credit quality of these securities depends primarily upon the quality of the underlying assets and the level of credit support and/or enhancement provided. Mortgage-backed securities are a type of asset-backed security. The securitization techniques used to develop mortgage securities are being applied to a broad range of other assets. Through the use of trusts and special purpose vehicles, assets, such as automobile and credit card receivables, are being securitized in pass-through structures similar to mortgage pass-through structures or in a pay-through structure similar to a collateralized mortgage obligation (“CMO”) structure (described below). Generally, the issuers of asset-backed bonds, notes or pass-through certificates are special purpose entities and do not have any significant assets other than the receivables securing such obligations. In general, the collateral supporting asset-backed securities is of shorter maturity than mortgage loans. Instruments backed by pools of receivables are similar to mortgage-backed securities in that they are subject to unscheduled prepayments of principal prior to maturity. When the obligations are prepaid, a Fund will ordinarily reinvest the prepaid amounts in securities the yields of which reflect interest rates prevailing at the time. Therefore, a Fund’s ability to maintain a portfolio that includes high-yielding asset-backed securities will be adversely affected to the extent that prepayments of principal must be reinvested in securities that have lower yields than the prepaid obligations. Moreover, prepayments of securities purchased at a premium could result in a realized loss. In addition, the value of some mortgage-backed or asset-backed securities in which a Fund invests may be particularly sensitive to changes in prevailing interest rates, and the ability of a Fund to successfully utilize these instruments may depend in part upon the ability of the Fund’s adviser to forecast interest rates and other economic factors correctly. The market for mortgage-backed and asset-backed securities is characterized by high volatility and a lack of liquidity. As a result, the value of these securities may significantly decline. There can be no assurance that these markets will become more liquid or less volatile, and it is possible that the value of these securities could decline precipitously. Asset-backed securities involve risks similar to those described in the section “Mortgage-Related Securities”.

The Funds may also gain exposure to asset-backed securities through entering into credit default swaps or other derivative instruments related to this asset class. For example, a Fund may enter into credit default swaps on ABX, which are indices made up of tranches of asset-backed securities, each with different credit ratings. Utilizing ABX, one can either gain synthetic risk exposure to a portfolio of such securities by “selling protection” or take a short position by “buying protection.” The protection buyer pays a monthly premium to the protection seller, and the seller agrees to cover any principal losses and interest shortfalls of the referenced underlying asset-backed securities. Credit default swaps and other derivative instruments related to asset-backed securities are subject to the risks associated with asset-backed securities generally, as well as the risks of derivative transactions. See the section “Derivative Instruments.”

Bank Loans

The Loomis Sayles High Income Opportunities Fund may invest in bank loans, which include senior secured and unsecured floating rate loans made by banks and other financial institutions to corporate customers. Typically, these loans hold the most senior position in a borrower’s capital structure, may be secured by the borrower’s assets and have interest rates that reset frequently. These loans may not be rated investment-grade by the rating agencies. Economic downturns generally lead to higher non-payment and default rates and a senior loan could lose a substantial part of its value prior to a default. However, as compared to junk bonds, senior floating rate loans are typically senior in the capital structure and are often secured by collateral of the borrower. The Fund’s investments in loans are subject to credit risk, and even secured bank loans may not be adequately collateralized. The interest rates on many bank loans reset frequently, and therefore investors are subject to the risk that the return will be less than anticipated when the investment was first made. Most bank loans, like most investment-grade bonds, are not traded on any national securities exchange. Bank loans generally have less liquidity than investment-grade bonds and there may be less public information available about them.

The Fund may participate in the primary syndicate for a bank loan or it may also purchase loans from other lenders (sometimes referred to as loan assignments). The Fund may also acquire a participation interest in another lender’s portion of the senior loan. Large loans to corporations or governments may be shared or syndicated among several lenders, usually banks. The Fund may participate in such syndicates, or can buy part of a loan, becoming a direct lender. Participation interests involve special types of risk, including liquidity risk and the risks of being a lender. If the Fund purchases a participation interest, it may only be able to enforce its rights through the lender, and may assume the credit risk of the lender in addition to the credit risk of the borrower.

Collateralized Mortgage Obligations (“CMOs”)

CMOs are securities backed by a portfolio of mortgages or mortgage-backed securities held under indentures. CMOs may be issued either by U.S. government instrumentalities or by non-governmental entities. CMOs are not direct obligations of the U.S. government. The issuer’s obligation to make interest and principal payments is secured by the underlying portfolio of mortgages or mortgage-backed securities. CMOs are issued with a number of classes or series which have different maturities and which may represent interests in some or all of the interest or principal on the underlying collateral or a combination thereof. CMOs of different classes are generally retired in sequence as the underlying mortgage loans in the mortgage pool are repaid. In the event of sufficient early prepayments on such mortgages, the class or series of CMOs first to mature generally will be retired prior to its maturity. Thus, the early retirement of, if a particular class or series of CMO held by a Fund would have a similar effect to the prepayment of mortgages underlying a mortgage pass-through security. CMOs and other asset-backed and mortgage-backed securities may be considered derivative securities. CMOs involve risks similar to those described in the section “Mortgage-Related Securities”.

Convertible Securities

Convertible securities include corporate bonds, notes or preferred stocks of U.S. or foreign issuers that can be converted into (exchanged for) common stocks or other equity securities. Convertible securities also include other securities, such as warrants, that provide an opportunity for equity participation. Because convertible securities may be converted into equity securities, their values will normally vary in some proportion with those of the underlying equity securities. Convertible securities usually provide a higher yield than the underlying equity, however, so that the price decline of a convertible security may sometimes be less substantial than that of the underlying equity security. Convertible securities are generally subject to the same risks as non-convertible fixed-income securities, but usually provide a lower yield than comparable fixed-income securities. Many convertible securities are relatively illiquid.

Mortgage-Related Securities

The Funds may invest in mortgage-related securities, such as Government National Mortgage Association (“GNMA”) Federal National Mortgage Association (“FNMA”) certificates, which differ from traditional fixed-income securities. Among the major differences are that interest and principal payments are made more frequently, usually monthly, and that the principal may be prepaid at any time because the underlying mortgage loans generally may be prepaid at any time. As a result, if a Fund purchases these assets at a premium, a faster-than-expected prepayment rate will tend to reduce yield to maturity, and a slower-than-expected prepayment rate may have the opposite effect of increasing yield to maturity. If a Fund purchases mortgage-related securities at a discount, faster-than-expected prepayments will tend to increase and slower-than-expected prepayments will tend to reduce, yield to maturity. Prepayments and resulting amounts available for reinvestment by a Fund, are likely to be greater during a period of declining interest rates and, as a result, are likely to be reinvested at lower interest rates. Accelerated prepayments on securities purchased at a premium may result in a loss of principal if the premium has not been fully amortized at the time of prepayment. Although these securities will decrease in value as a result of increases in interest rates generally, they are likely to appreciate less than other fixed-income securities when interest rates decline because of the risk of prepayments. In addition, an increase in interest rates would increase the inherent volatility of a Fund by increasing the average life of a Fund’s portfolio securities.

The value of some mortgage-backed or asset-backed securities in which a Fund invests may be particularly sensitive to changes in prevailing interest rates, and the ability of a Fund to successfully utilize these instruments may depend in part upon the ability of the Fund’s adviser to forecast interest rates and other economic factors correctly. These types of securities may also decline for reasons associated with the underlying collateral. The risk of non-payment is greater for mortgage-related securities that are backed by mortgage pools that contain “subprime’ or “Alt-A” loans (loans made to borrowers with weakened credit histories, less documentation or with a lower capacity to make timely payments on their loans), but a level of risk exists for all loans. Market factors adversely affecting mortgage loan repayments may include a general economic downturn, high unemployment, a general slowdown in the real estate market, a drop in the market prices of real estate or an increase in interest rates resulting in higher mortgage payments by holders of adjustable rate mortgages.

Securities issued by GNMA, FNMA and similar issuers may also be exposed to risks described in the section “U.S. Government Securities”. The Funds also may gain exposure to mortgage-related securities through entering into credit default swaps or other derivative instruments related to this asset class. For example, a Fund may enter into credit default swaps on CMBX, which are indices made up of tranches of commercial mortgage-backed securities, each with different credit ratings. Utilizing CMBX, one can either gain synthetic risk exposure to a portfolio of such securities by “selling protection” or take a short position by “buying protection.” The protection buyer pays a monthly premium to the protection seller, and the seller agrees to cover any principal losses and interest shortfalls of the referenced underlying mortgage-backed securities. Credit default swaps and other derivative instruments related to mortgage-related securities are subject to the risks associated with mortgage-related securities generally, as well as the risks of derivative transactions. See the section “Derivative Instruments” below.”

Pay-in-Kind Securities

Each Fund may invest in pay-in-kind securities, which are securities that pay dividends or interest in the form of additional securities of the issuer, rather than in cash. These securities are usually issued and traded at a discount from their face amounts. The amount of the discount varies depending on various factors, such as the time remaining until maturity of the securities, prevailing interest rates, the liquidity of the security and the perceived credit quality of the issuer. The market prices of pay-in-kind securities generally are more volatile than the market prices of securities that pay interest periodically and are likely to respond to changes in interest rates to a greater degree than are other types of securities having similar maturities and credit quality. A Fund would be required to distribute the income on these instruments as it accrues, even though the Fund would not receive the income on a current basis or in cash. Thus, a Fund may have to sell other investments, including when it may not be advisable to do so, to make income distributions to its shareholders. A Fund would be required to distribute income on these instruments as they accrue, even though the Fund will not receive the income on a current basis or in cash. Thus, a Fund may have to sell other investments, including when it may not be advisable to do so, to make income distributions to its shareholders.

Rule 144A Securities and Section 4(2) Commercial Paper

Rule 144A securities are privately offered securities that can be resold only to certain qualified institutional buyers pursuant to Rule 144A under the Securities Act. A Fund may also purchase commercial paper issued under Section 4(2) of the Securities Act. Commercial paper is generally considered to be short-term unsecured debt of corporations. Investing in Rule 144A securities and Section 4(2) commercial paper could have the effect of increasing the level of a Fund’s illiquidity to the extent that qualified institutional buyers become, for a time, uninterested in purchasing these securities. As noted above, Rule 144A securities and Section 4(2) commercial paper are treated as illiquid, unless Loomis Sayles has determined, under guidelines established by the Trust’s Trustees, that the particular issue is liquid. Under the guidelines, Loomis Sayles considers such factors as: (1) the frequency of trades and quotes for a security; (2) the number of dealers willing to purchase or sell the security and the number of other potential purchasers; (3) dealer undertakings to make a market in the security; and (4) the nature of the security and the nature of the marketplace trades in the security.

Step-Coupon Securities

Each Fund may invest in step-coupon securities. Step-coupon securities trade at a discount from their face value and pay coupon interest. The coupon rate is low for an initial period and then increases to a higher coupon rate thereafter. Market values of these types of securities generally fluctuate in response to changes in interest rates to a greater degree than conventional interest-paying securities of comparable term and quality. Under many market conditions, investments in such securities may be illiquid, making it difficult for a Fund to dispose of them or determine their current value.

“Stripped” Securities

Each Fund may invest in stripped securities, which are usually structured with two or more classes that receive different proportions of the interest and principal distribution on a pool of U.S. government, or foreign government securities or mortgage assets. In some cases, one class will receive all of the interest (the interest-only or “IO” class), while the other class will receive all of the principal (the principal-only or “PO” class). Stripped securities commonly have greater market volatility than other types of fixed-income securities. In the case of stripped mortgage securities, if the underlying mortgage assets experience greater than anticipated prepayments of principal, a Fund may fail to recoup fully its investments in IOs. Stripped mortgage securities may be illiquid. Stripped securities may be considered derivative securities, discussed in the section “Derivative Instruments.”

Structured Notes

Each Fund may invest in a broad category of instruments known as “structured notes.” These instruments are debt obligations issued by industrial corporations, financial institutions or governmental or international agencies. Traditional debt obligations typically obligate the issuer to repay the principal plus a specified rate of interest. Structured notes, by contrast, obligate the issuer to pay amounts of principal or interest that are determined by reference to changes in some external factor or factors, or the principal and interest rate may vary from the stated rate because of changes in these factors. For example, the issuer’s obligations could be determined by reference to changes in the value of a commodity (such as gold or oil) or a commodity index, a foreign currency, an index of securities (such as the S&P 500 Index) or an interest rate (such as the U.S. Treasury bill rate). In some cases, the issuer’s obligations are determined by reference to changes over time in the difference (or “spread”) between two or more external factors (such as the U.S. prime lending rate and the total return of the stock market in a particular country, as measured by a stock index). In some cases, the issuer’s obligations may fluctuate inversely with changes in an external factor or factors (for example, if the U.S. prime lending rate goes up, the issuer’s interest payment obligations are reduced). In some cases, the issuer’s obligations may be determined by some multiple of the change in an external factor or factors (for example, three times the change in the U.S. Treasury bill rate). In some cases, the issuer’s obligations remain fixed (as with a traditional debt instrument) so long as an external factor or factors do not change by more than the specified amount (for example, if the value of a stock index does not exceed some specified maximum), but if the external factor or factors change by more than the specified amount, the issuer’s obligations may be sharply reduced.

Structured notes can serve many different purposes in the management of a Fund. For example, they can be used to increase a Fund’s exposure to changes in the value of assets that the Fund would not ordinarily purchase directly (such as commodities or stocks traded in a market that is not open to U.S. investors). They can also be used to hedge the risks associated with other investments a Fund holds. For example, if a structured note has an interest rate that fluctuates inversely with general changes in a country’s stock market index, the value of the structured note would generally move in the opposite direction to the value of holdings of stocks in that market, thus moderating the effect of stock market movements on the value of a Fund’s portfolio as a whole.

Risks. Structured notes involve special risks. As with any debt obligation, structured notes involve the risk that the issuer will become insolvent or otherwise default on its payment obligations. This risk is in addition to the risk that the issuer’s obligations (and thus the value of a Fund’s investment) will be reduced because of adverse changes in the external factor or factors to which the obligations are linked. The value of structured notes will in many cases be more volatile (that is, will change more rapidly or severely) than the value of traditional debt instruments. Volatility will be especially high if the issuer’s obligations are determined by reference to some multiple of the change in the external factor or factors. Many structured notes have limited or no liquidity, so that a Fund would be unable to dispose of the investment prior to maturity. As with all investments, successful use of structured notes depends in significant part on the accuracy of the adviser’s analysis of the issuer’s creditworthiness and financial prospects and of the adviser’s forecast as to changes in relevant economic and financial market conditions and factors. In instances where the issuer of a structured note is a foreign entity, the usual risks associated with investments in foreign securities (described below) apply. Structured notes may be considered derivative securities.

Tax-Exempt Securities

Each Fund may invest in tax-exempt securities (“Tax-Exempt Securities”), which term refers to debt securities the interest from which is, in the opinion of bond counsel to the issuer (or on the basis of other authority believed by a Fund’s portfolio manager to be reliable), exempt from U.S. federal income tax. Tax-Exempt Securities include debt obligations issued by or on behalf of states, territories and possessions of the United States and their political subdivisions (for example, counties, cities, towns, villages and school districts) and authorities to obtain funds for various public purposes, including the construction of a wide range of public facilities such as airports, bridges, highways, housing, hospitals, mass transportation, schools, streets and water and sewer works. Other public purposes for which certain Tax-Exempt Securities may be issued include the refunding of outstanding obligations, obtaining funds for federal operating expenses or obtaining funds to lend to public or private institutions for the construction of facilities such as educational, hospital and housing facilities. In addition, certain types of private activity bonds have been or may be issued by public authorities or on behalf of state or local governmental units to finance privately operated housing facilities, sports facilities, convention or trade facilities, air or water pollution control facilities and certain local facilities for water supply, gas, electricity or sewage or solid waste disposal. Such obligations are included within the term “Tax-Exempt Securities” if the interest paid thereon is, in the opinion of bond counsel to the issuer (or on the basis of other authority believed by a Fund’s portfolio manager to be reliable), exempt from U.S. federal income taxation. The Funds do not expect to qualify to pass through to shareholders the tax-exempt character of interest paid on Tax-Exempt Securities.

A Fund that invests in certain tax-exempt bonds or certain private activity bonds may not be a desirable investment for “substantial users” of facilities financed by such obligations or bonds or for “related persons” of substantial users. You should contact your financial adviser or attorney for more information if you think you may be a “substantial user” or a “related person” of a substantial user.

There are variations in the quality of Tax-Exempt Securities, both within a particular classification and between classifications, depending on numerous factors (see Appendix A for a description of securities ratings).

The two principal classifications of tax-exempt bonds are general obligation bonds and limited obligation (or revenue) bonds. General obligation bonds are obligations involving the credit of an issuer possessing taxing power and are payable from the issuer’s general unrestricted revenues and not from any particular fund or source. The characteristics and method of enforcement of general obligation bonds vary according to the law applicable to the particular issuer, and payment may be dependent upon an appropriation by the issuer’s legislative body. Limited obligation bonds are payable only from the revenues derived from a particular facility or class of facilities, or in some cases from the proceeds of a special excise or other specific revenue source such as the user of the facility. Tax-exempt private activity bonds are in most cases revenue bonds and generally are not payable from the unrestricted revenues of the issuer. The credit and quality of such bonds are usually directly related to the credit standing of the corporate user of the facilities. Principal and interest on such bonds are the responsibilities of the corporate user (and any guarantor).

The yields on Tax-Exempt Securities are dependent on a variety of factors, including general money market conditions, the financial condition of the issuer, general conditions of the Tax-Exempt Securities market, the size of a particular offering, the maturity of the obligation and the rating of the issue. Further, information about the financial condition of an issuer of tax-exempt bonds may not be as extensive as that made available by corporations whose securities are publicly traded. The ratings of Moody’s, Fitch and S&P represent their opinions as to the quality of the Tax-Exempt Securities, which they undertake to rate. It should be emphasized, however, that ratings are general and are not absolute standards of quality. Consequently, Tax-Exempt Securities with the same maturity, interest rate and rating may have different yields while Tax-Exempt Securities of the same maturity and interest rate with different ratings may have the same yield. Subsequent to its purchase by a Fund, an issue of Tax-Exempt Securities or other investments may cease to be rated or the rating may be reduced below the minimum rating required for purchase by a Fund. Neither event will require the elimination of an investment from a Fund’s portfolio, but the Funds’ adviser will consider such an event as part of its normal, ongoing review of all of a Fund’s portfolio securities. The Funds do not currently intend to invest in so-called “moral obligation” bonds, in which repayment is backed by a moral commitment of an entity other than the issuer, unless the credit of the issuer itself, without regard to the “moral obligation,” meets the investment criteria established for investments by such a Fund.

Securities in which a Fund may invest, including Tax-Exempt Securities, are subject to the provisions of bankruptcy, insolvency and other laws affecting the rights and remedies of creditors, such as the federal Bankruptcy Code, and laws, if any, which may be enacted by Congress or the state legislatures extending the time for payment of principal or interest, or both, or imposing other constraints upon enforcement of such obligations. There is also the possibility that as a result of litigation or other conditions the power or ability of issuers to meet their obligations for the payment of interest and principal on their Tax-Exempt Securities may be materially affected or that their obligations may be found to be invalid and unenforceable. Such litigation or conditions may from time to time have the effect of introducing uncertainties in the market for tax-exempt bonds or certain segments thereof, or materially affecting the credit risk with respect to particular bonds. Adverse economic, legal or political developments might affect all or a substantial portion of a Fund’s Tax-Exempt Securities in the same manner.

From time to time, proposals have been introduced before Congress for the purpose of restricting or eliminating the U.S. federal income tax-exemption for interest on debt obligations issued by states and their political subdivisions and similar proposals may well be introduced in the future. If such a proposal were enacted, the availability of Tax-Exempt Securities for investment by a Fund and the value of a Fund’s portfolio could be materially affected, in which event such a Fund would reevaluate its investment objectives and policies and consider changes in their structure or dissolution.

All debt securities, including tax-exempt bonds, are subject to credit and market risk. Generally, for any given change in the level of interest rates, prices for longer maturity issues tend to fluctuate more than prices for shorter maturity issues.

U.S. Government Securities

The Funds may invest in some or all of the following U.S. government securities:

U.S. Treasury Bills—Direct obligations of the U.S. Treasury that are issued in maturities of one year or less. No interest is paid on Treasury bills; instead, they are issued at a discount and repaid at full face value when they mature. They are backed by the full faith and credit of the U.S. government.

U.S. Treasury Notes and Bonds—Direct obligations of the U.S. Treasury issued in maturities that vary between one and 30 years, with interest normally payable every six months. These obligations are backed by the full faith and credit of the U.S. government.

Treasury Inflation-Protected Securities (“TIPS”)—Fixed-income securities whose principal value is periodically adjusted according to the rate of inflation. The interest rate on TIPS is fixed at issuance, but over the life of the bond this interest may be paid on an increasing or decreasing principal value that has been adjusted for inflation. Although repayment of the original bond principal upon maturity is guaranteed, the market value of TIPS is not guaranteed, and will fluctuate.

“Ginnie Maes”—Debt securities issued by a mortgage banker or other mortgagee that represent an interest in a pool of mortgages insured by the Federal Housing Administration or the Rural Housing Service or guaranteed by the Veterans Administration. The GNMA guarantees the timely payment of principal and interest when such payments are due, whether or not these amounts are collected by the issuer of these certificates on the underlying mortgages. It is generally understood that a guarantee by GNMA is backed by the full faith and credit of the United States. Mortgages included in single family or multi-family residential mortgage pools backing an issue of Ginnie Maes have a maximum maturity of 30 years. Scheduled payments of principal and interest are made to the registered holders of Ginnie Maes (such as the Funds) each month. Unscheduled prepayments may be made by homeowners, or as a result of a default. Prepayments are passed through to the registered holder (such as the Funds, which reinvest any prepayments) of Ginnie Maes along with regular monthly payments of principal and interest.

“Fannie Maes”—The FNMA is a government-sponsored corporation owned entirely by private stockholders that purchases residential mortgages from a list of approved seller/servicers, including state and federally chartered savings and loan associations, mutual funds savings banks, commercial banks, credit unions and mortgage banks. Fannie Maes are pass-through securities issued by FNMA that are guaranteed as to timely payment of principal and interest by FNMA, but these obligations are not backed by the full faith and credit of the U.S. government.

“Freddie Macs”—The Federal Home Loan Mortgage Corporation (“FHLMC”) is a corporate instrumentality of the U.S. government. Freddie Macs are participation certificates issued by FHLMC that represent an interest in residential mortgages from FHLMC’s National Portfolio. FHLMC guarantees the timely payment of interest and ultimate collection of principal, but these obligations are not backed by the full faith and credit of the U.S. government.

Risks. U.S. government securities generally do not involve the credit risks associated with investments in other types of fixed-income securities, although, as a result, the yields available from U.S. government securities are generally lower than the yields available from corporate fixed-income securities. Like other debt securities, however, the values of U.S. government securities change as interest rates fluctuate. Fluctuations in the value of portfolio securities will not affect interest income on existing portfolio securities but will be reflected in a Fund’s NAV. Because the magnitude of these fluctuations will generally be greater at times when a Fund’s average maturity is longer, under certain market conditions a Fund may, for temporary defensive purposes, accept lower current income from short-term investments rather than investing in higher yielding long-term securities. Securities such as those issued by Fannie Mae and Freddie Mac are guaranteed as to the payment of principal and interest by the relevant entity (e.g., FNMA or FHLMC) but have not been backed by the full faith and credit of the U.S. government. Instead, they have been supported only by the discretionary authority of the U.S. government to purchase the agency’s obligations. An event affecting the guaranteeing entity could adversely affect the payment of principal or interest or both on the security, and therefore, these types of securities should be considered to be riskier than U.S. government securities.

S&P downgraded its long-term sovereign credit rating on the United States from “AAA” to “AA+” on August 5, 2011. The downgrade by S&P and other possible downgrades in the future may result in increased volatility or liquidity risk, higher interest rates and lower prices for U.S. government securities and increased costs for all kinds of debt. Further, the value of the Funds’ shares may be adversely affected by S&P’s downgrade or any future downgrades of the U.S. government’s credit rating given that the Funds may invest in U.S. government securities.

In September 2008, the U.S. Treasury Department placed FNMA and FHLMC into conservatorship. The companies remain in conservatorship, and the effect that this conservatorship will have on the companies’ debt and equity securities is unclear. Although the U.S. government has recently provided financial support to FNMA and FHLMC, there can be no assurance that it will support these or other government-sponsored enterprises in the future. In addition, any such government support may benefit the holders of only certain classes of an issuer’s securities.

The values of TIPS generally fluctuate in response to changes in real interest rates, which are in turn tied to the relationship between nominal interest rates and the rate of inflation. If inflation were to rise at a faster rate than nominal interest rates, real interest rates might decline, leading to an increase in value of TIPS. In contrast, if nominal interest rates increased at a faster rate than inflation, real interest rates might rise, leading to a decrease in value of TIPS. If inflation is lower than expected during the period a Fund holds TIPS, the Fund may earn less on the TIPS than on a conventional bond. If interest rates rise due to reasons other than inflation (for example, due to changes in currency exchange rates), investors in TIPS may not be protected to the extent that the increase is not reflected in the bonds’ inflation measure. There can be no assurance that the inflation index for TIPS will accurately measure the real rate of inflation in the prices of goods and services.

See the section “Mortgage-Related Securities” for additional information on these securities.

When-Issued Securities

“When-issued” securities are traded on a price basis prior to actual issuance. Such purchases will only be made to achieve a Fund’s investment objective and not for leverage. The when-issued trading period generally lasts from a few days to months, or a year or more; during this period dividends on equity securities are not payable. No dividend income accrues to a Fund prior to the time it takes delivery. A frequent form of when-issued trading occurs when corporate securities to be created by a merger of companies are traded prior to the actual consummation of the merger. When-issued securities may involve a risk of loss if the value of the securities falls below the price committed to prior to actual issuance. A Fund will either designate on its records or cause its custodian to establish a segregated account for the Fund when it purchases securities on a when-issued basis consisting of cash or liquid securities equal to the amount of the when-issued commitments. Securities transactions involving delayed deliveries or forward commitments are frequently characterized as when-issued transactions and are similarly treated by each Fund.

Zero-Coupon Securities

Zero-coupon securities are debt obligations that do not entitle the holder to any periodic payments of interest either for the entire life of the obligation or for an initial period after the issuance of the obligation; the holder generally is entitled to receive the par value of the security at maturity. Such securities are issued and traded at a discount from their face amounts. The amount of the discount varies depending on such factors as the time remaining until maturity of the securities, prevailing interest rates, the liquidity of the security, and the perceived credit quality of the issuer. The market prices of zero-coupon securities generally are more volatile than the market prices of securities that pay interest periodically and are likely to respond to changes in interest rates to a greater degree than other types of securities having similar maturities and credit quality. A Fund’s investment in zero coupon securities will require the Fund to accrue income without a corresponding receipt of cash; the Fund may be required to dispose of portfolio securities (including when not otherwise advantageous to do so) in order to obtain sufficient cash to meet its distribution requirements for treatment as a regulated investment company (“RIC”) under the Internal Revenue Code of 1986, as amended (the “Code”).

Common Stocks and Other Equity Securities

Common stocks, preferred stocks, warrants, securities convertible into common or preferred stocks and similar securities, together called “equity securities,” are generally volatile and more risky than some other forms of investment. Equity securities of companies with relatively small market capitalizations may be more volatile than the securities of larger, more established companies and than the broad equity market indices generally. Common stocks and other equity securities may take the form of stock in corporations, partnership interests, interests in limited liability companies and other direct or indirect interests in business organizations.

Equity securities are securities that represent an ownership interest (or the right to acquire such an interest) in a company and may include common and preferred stocks, securities exercisable for, or convertible into, common or preferred stocks (such as warrants, convertible debt securities and convertible preferred stock) and other equity-like interests in an entity. Equity securities may take the form of stock in a corporation, limited partnership interests, interests in limited liability companies; depositary receipts, real estate investment trusts (“REITs”) or other trusts and other similar securities. Common stocks represent an equity or ownership interest in an issuer. Preferred stocks represent an equity or ownership interest in an issuer that pays dividends at a specified rate and that has precedence over common stock in the payment of dividends. Shareholders may suffer a loss of value if dividends are not paid. The market prices of preferred stocks are subject to changes in interest rates and are more sensitive to changes in the issuer’s creditworthiness than are the prices of debt securities. Under normal circumstances, preferred stock does not carry voting rights. In the event that an issuer is liquidated or declares bankruptcy, the claims of owners of bonds and other debt securities generally take precedence over holders of preferred stock, whose claims take precedence over the claims of those who own common stock.

While offering greater potential for long-term growth, equity securities generally are more volatile and more risky than some other forms of investment, particularly debt securities. The value of your investment in a Fund may decrease, potentially in a significant amount. A Fund may invest in equity securities of companies with relatively small market capitalizations. Securities of such companies may be more volatile than the securities of larger, more established companies and the broad equity market indices. See the section “Small Capitalization Companies”. A Fund’s investments may include securities traded over-the-counter (“OTC”) as well as those traded on a securities exchange. Some securities, particularly OTC securities may be more difficult to sell under some market conditions.

Stocks of companies that Loomis Sayles believes have earnings that will grow faster than the economy as a whole are known as growth stocks. Growth stocks typically trade at higher multiples of current earnings than other stocks. As a result, the values of growth stocks may be more sensitive to changes in current or expected earnings than the values of other stocks. If Loomis Sayles’ assessment of the prospects for a company’s earnings growth is wrong, or if its judgment of how other investors will value the company’s earnings growth is wrong, then the price of that company’s stock may fall or may not approach the value that Loomis Sayles has placed on it.

Stocks of companies that are not expected to experience significant earnings growth, but whose stocks Loomis Sayles believes are undervalued compared to their true worth, are known as value stocks. These companies may have experienced adverse business developments or may be subject to special risks that have caused their stocks to be out of favor. If Loomis Sayles’ assessment of a company’s prospects is wrong, or if other investors do not eventually recognize the value of the company, then the price of the company’s stock may fall or may not approach the value that Loomis Sayles has placed on it.

Many stocks may have both “growth” and “value” characteristics, and for some stocks it may be unclear which category, if any, it fits into.

Investment Companies

The Loomis Sayles High Income Opportunities Fund may invest in other investment companies. Investment companies, including exchange-traded funds such as “iShares” and “SPDRs” and “VIPERs,” are essentially pools of securities. Investing in other investment companies involved substantially the same risks as investing directly in the underlying securities, but may involve additional expenses at the investment company level, such as investment advisory fees and operating expenses. Since the value of an investment company is based on the value of the individual securities it holds, the value of a Fund’s investment in an investment company will fall if the value of the investment company’s underlying securities declines. In some cases, investing in an investment company may involve the payment of a premium over the value of the assets held in that investment company’s portfolio. In other circumstances, the market value of an investment company’s shares may be less than the NAV per share of the investment company. As an investor in another investment company, a Fund will bear its ratable share of the investment company’s expenses, including advisory fees, and a Fund’s shareholders will bear such expenses indirectly, in addition to similar fees and expenses of a Fund.

Despite the possibility of greater fees and expenses, believes investment in other investment companies may be attractive nonetheless for several reasons, especially in connection with foreign investments. Because of restrictions on direct investment by U.S. entities in certain countries, investing indirectly in such countries (by purchasing shares of another fund that is permitted to invest in such countries) may be the most practical and efficient way for a Fund to invest in such countries. In other cases, when a Fund’s adviser desires to make only a relatively small investment in a particular country, investing through another fund that holds a diversified portfolio in that country may be more effective than investing directly in issuers in that country. In addition, it may be efficient for a Fund to gain exposure to particular market segments by investing in shares of one or more investment companies.

Exchange-Traded Funds

The Loomis Sayles High Income Opportunities Fund may invest in shares of exchange-traded funds (“ETFs”). An ETF is an investment company that is generally registered under the 1940 Act that holds a portfolio of securities designed to track the performance of a particular index. The index may be actively managed. ETFs sell and redeem their shares at NAV in large blocks (typically 50,000 of its shares or more) called “creation units.” Shares representing fractional interests in these creation units are listed for trading on national securities exchanges and can be purchased and sold in the secondary market in lots of any size at any time during the trading day. ETF sometimes also refers to entities that are not registered under the 1940 Act that invest directly in commodities or other assets (e.g., gold bullion). Investments in ETFs involve certain inherent risks generally associated with investments in a broadly-based portfolio of securities, including risks that the general level of stock prices may decline, thereby adversely affecting the value of each unit of the ETF or other instrument. In addition, an ETF may not fully replicate the performance of its benchmark index because of the temporary unavailability of certain index securities in the secondary market or discrepancies between the ETF and the index with respect to the weighting of securities or number of stocks held.

REITs

REITs are pooled investment vehicles that invest primarily in either real estate or real estate-related loans. REITs involve certain unique risks in addition to those risks associated with investing in the real estate industry in general (such as possible declines in the value of real estate, lack of availability of mortgage funds, or extended vacancies of property). Equity REITs may be affected by changes in the value of the underlying property owned by the REITs, while mortgage REITs may be affected by the quality of any credit extended and changes in interest rates. REITs whose underlying assets are concentrated in properties used in a particular industry, such as health care, are also subject to risks associated with such industry. REITs are dependent upon management skills, are not diversified, and are subject to heavy cash flow dependency, risks of default by borrowers, and self-liquidation. REITs are also subject to the possibilities of failing to qualify for tax-free pass-through of income under the Code and failing to maintain their exemptions from registration under the 1940 Act.

REITs (especially mortgage REITs) are also subject to interest rate risks, including prepayment risk. When interest rates decline, the value of a REIT’s investment in fixed rate obligations can be expected to rise. Conversely, when interest rates rise, the value of a REIT’s investment in fixed rate obligations can be expected to decline. If the REIT invests in adjustable rate mortgage loans the interest rates on which are reset periodically, yields on a REIT’s investments in such loans will gradually align themselves to reflect changes in market interest rates. This causes the value of such investments to fluctuate less dramatically in response to interest rate fluctuations than would investments in fixed rate obligations. REITs may have limited financial resources, may trade less frequently and in a limited volume, and may be subject to more abrupt or erratic price movements than more widely held securities.

Investment in REITs involves risks similar to those associated with investing in small capitalization companies. A Fund’s investment in a REIT may result in the Fund making distributions that constitute a return of capital to Fund shareholders for U.S. federal income tax purposes or require the Fund to accrue and distribute income not yet received. In addition, distributions by a Fund from REITs will not qualify for the corporate dividends-received deduction, or, generally, for treatment as qualified dividend income.

Small Capitalization Companies

The Loomis Sayles High Income Opportunities Fund may invest in companies with relatively small market capitalizations. Such investments may involve greater risk than is usually associated with more established companies. These companies often have sales and earnings growth rates that exceed those of companies with larger market capitalization. Such growth rates may in turn be reflected in more rapid share price appreciation. However, companies with smaller market capitalization often have limited product lines, markets or financial resources, and they may be dependent upon a relatively small management group. Their securities may have limited marketability and may be subject to more abrupt or erratic movements in price than securities of companies with larger capitalizations or market averages in general. The NAVs of funds that invest in companies with relatively small market capitalizations therefore may fluctuate more widely than market averages.

Foreign Securities

The Loomis Sayles High Income Opportunities Fund may invest in foreign securities. Foreign securities may include, among other things, securities of issuers organized or headquartered outside the U.S as well as obligations of supranational entities. In addition to the risks associated with investing in securities generally, such investments present additional risks not typically associated with investments in comparable securities of U.S. issuers. Investments in emerging markets may be subject to these risks to a greater extent than those in more developed markets, as described more fully under “Emerging Markets” below. The non-U.S. securities in which a Fund may invest may include, among other investments: (a) debt obligations issued or guaranteed by non-U.S. national, provincial, state, municipal or other governments or by their agencies or instrumentalities, including “Brady Bonds”; (b) debt obligations of supranational entities; (c) debt obligations of the U.S. government issued in non-dollar securities; and (d) debt obligations and other fixed-income securities of foreign corporate issuers.

There may be less information publicly available about a foreign corporate or government issuer than about a U.S. issuer, and foreign corporate issuers are not generally subject to accounting, auditing and financial reporting standards and practices comparable to those in the U.S. The securities of some foreign issuers are less liquid and, at times, more volatile than securities of comparable U.S. issuers. Foreign brokerage commissions and securities custody costs are often higher than those in the U.S., and judgments against foreign entities may be more difficult to obtain and enforce. With respect to certain foreign countries, there is a possibility of governmental expropriation of assets, confiscatory taxation, political or financial instability and diplomatic developments that could affect the value of investments in those countries. If a Fund’s portfolio is over-weighted in a certain geographic region, any negative development affecting that region will have a greater impact on a Fund than a fund that is not over-weighted in that region. The receipt of interest on foreign government securities may depend on the availability of tax or other revenues to satisfy the issuer’s obligations.

Since most foreign securities are denominated in foreign currencies or traded primarily in securities markets in which settlements are made in foreign currencies, the value of these investments and the net investment income available for distribution to shareholders of a Fund may be affected favorably or unfavorably by changes in currency exchange rates or exchange control regulations. The recent global economic crisis has caused many European countries to experience serious fiscal difficulties, including bankruptcy, public budget deficits, recession, sovereign default, restructuring of government debt, credit rating downgrades and an overall weakening of the banking and financial sectors. In addition, some European economies may depend on others for assistance, and the inability of such economies to achieve the reforms or objectives upon which that assistance is conditioned may result in a deeper and/or longer global financial downturn. These recent events in the eurozone have called into question the long-term viability of the euro as a shared currency among the eurozone nations. Moreover, the strict fiscal and monetary controls of the European Economic and Monetary Union as well as any new requirements it may impose on member countries may significantly impact such countries and limit them from implementing their own economic policies to some degree. As the result of economic, political, regulatory or other actions taken in response to this crisis, includingany discontinuation of the euro as the shared currency among the eurozone nations or the implementation of capital controls or the restructuring of financial institutions, a Fund’s euro-denominated investments may become difficult to value, a Fund may be unable to dispose of investments or repatriate investments proceeds, a Fund’s ability to operate its strategy in connection with euro-denominated securities may be significantly impaired and the value of the Fund’s euro-denominated investments may decline significantly and unpredictably.

Although a Fund’s income may be received or realized in foreign currencies, a Fund will be required to compute and distribute its income in U.S. dollars. Therefore, if the value of a currency relative to the U.S. dollar declines after a Fund’s income has been earned in that currency, translated into U.S. dollars and declared as a dividend, but before payment of such dividend, a Fund could be required to liquidate portfolio securities to pay such dividend. Similarly, if the value of a currency relative to the U.S. dollar declines between the time a Fund incurs expenses or other obligations in U.S. dollars and the time such expenses or obligations are paid, the amount of such currency required to be converted into U.S. dollars in order to pay such expenses in U.S. dollars will be greater than the equivalent amount in such currency of such expenses at the time they were incurred. Compliance with foreign tax law may reduce a Fund’s net income available for distribution to shareholders.

In addition, because the Fund may invest in foreign securities traded primarily on markets that close prior to the time the Fund determines its NAV, the risks posed by frequent trading may have a greater potential to dilute the value of Fund shares held by long-term shareholders than a fund investing in U.S. securities. In instances where a significant event that affects the value of one or more foreign securities held by a Fund takes place after the close of the primary foreign market, but before the time that the Fund determines its NAV, certain investors may seek to take advantage of the fact that there will be a delay in the adjustment of the market price for a security caused by this event until the foreign market reopens (sometimes referred to as “price” or “time zone” arbitrage). Shareholders who attempt this type of arbitrage may dilute the value of a Fund’s shares by virtue of their transaction, if those prices reflect the fair value of the foreign securities. Although the Fund has procedures designed to determine the fair value of foreign securities for purposes of calculating its NAV when such an event has occurred, fair value pricing, because it involves judgments which are inherently subjective, may not always eliminate the risk of price arbitrage. The Fund’s securities may change in price on days in which the U.S. markets are closed and the Fund will not calculate its NAVs or sell or redeem its shares. For more information on how the Fund uses fair value pricing, see the section “Net Asset Value”.

Foreign withholding or other taxes imposed on a Fund’s investments in foreign securities will reduce the Fund’s return on those securities. In certain circumstances, a Fund may be able to elect to permit shareholders to claim a credit or deduction on their income tax returns with respect to foreign taxes paid by the Fund. See the section “Taxes.”

Depositary Receipts

The Loomis Sayles High Income Opportunities Fund may invest in foreign equity securities by purchasing “depositary receipts.” Depositary receipts are instruments issued by banks that represent an interest in equity securities held by arrangement with the bank. Depositary receipts can be either “sponsored” or “unsponsored.” Sponsored depositary receipts are issued by a bank in cooperation with the issuer of the underlying equity securities.

Unsponsored depositary receipts are arranged without involvement by the issuer of the underlying equity securities and, therefore, less information about the issuer of the underlying equity securities may be available and the price may be more volatile than in the case of sponsored depositary receipts. American Depositary Receipts (“ADRs”) are depositary receipts that are bought and sold in the U.S. and are typically issued by a U.S. bank or trust company and evidence ownership of underlying securities by a foreign corporation. All depositary receipts, including those denominated in U.S. dollars, will be subject to foreign currency risk. European Depositary Receipts (“EDRs”) and Global Depositary Receipts (“GDRs”) are depositary receipts that are typically issued by foreign banks or trust companies and evidence ownership of underlying securities issued by either a foreign or U. S. corporation. All depositary receipts, including those denominated in U.S. dollars, will be subject to foreign currency risk.

The effect of changes in the dollar value of a foreign currency on the dollar value of a Fund’s assets and on the net investment income available for distribution may be favorable or unfavorable. A Fund may incur costs in connection with conversions between various currencies. In addition, a Fund may be required to liquidate portfolio assets, or may incur increased currency conversion costs, to compensate for a decline in the dollar value of a foreign currency occurring between the time when the Fund declares and pays a dividend, or between the time when the Fund accrues and pays an operating expense in U.S. dollars.

Because the Fund may invest in depositary receipts, changes in foreign economies and political climates are more likely to affect the Funds than a mutual fund that invests exclusively in U.S. companies. There may also be less government supervision of foreign markets, resulting in non-uniform accounting practices and less publicly available information. If the Fund’s portfolio is over-weighted in a certain geographic region, any negative development affecting that region will have a greater impact on the Fund than a fund that is not over-weighted in that region.

Emerging Markets

Investments in foreign securities may include investments in emerging or developing countries, whose economies or securities markets are not highly developed. The same or similar risks are seen in investments in companies that are located in developed markets but derive substantial revenues from emerging markets. As noted in the section “Foreign Securities” herein, the risks associated with investing in foreign securities are often heightened for investments in emerging market countries. These heightened risks include (i) greater risks of expropriation, confiscatory taxation, nationalization, and less social, political and economic stability; (ii) the small size of the markets for securities of emerging market issuers and the oftentimes low or nonexistent volume of trading, resulting in lack of liquidity and in price volatility; (iii) certain national policies that may restrict a Fund’s investment opportunities, including restrictions on investing in issuers or industries deemed sensitive to relevant national interests or currency transfer restrictions; (iv) an economy’s dependence on revenues from particular commodities or on international aid or development assistance; and (v) the absence of developed legal structures governing private or foreign investment and private property and/or less developed custodial and deposit systems and delays and disruptions in securities settlement procedures. A Fund’s purchase and sale of portfolio securities in certain emerging market countries may be constrained by limitations as to daily changes in the prices of listed securities, periodic trading or settlement volume and/or limitations on aggregate holdings of foreign investors. In certain cases, such limitations may be computed based upon the aggregate trading by or holdings of a Fund, its adviser and its affiliates, and its respective clients and other service providers. A Fund may not be able to sell securities in circumstances where price, trading or settlement volume limitations have been reached. These limitations may have a negative impact on a Fund’s performance and may adversely affect the liquidity of a Fund’s investment to the extent that it invests in certain emerging market countries. In addition, some emerging market countries may have fixed or managed currencies that are not free-floating against the U.S. dollar. Further, certain emerging market countries’ currencies may not be internationally traded. Certain of these currencies have experienced a steady devaluation relative to the U.S. dollar. If a Fund does not hedge the U.S. dollar value of securities it owns denominated in currencies that are devalued, the Fund’s NAV will be adversely affected. Many emerging market countries have experienced substantial, and in some periods extremely high, rates of inflation for many years. Inflation and rapid fluctuations in inflation rates have had and may continue to have adverse effects on the economies and securities markets of certain of these countries. In determining whether to invest in securities of foreign issuers, Loomis Sayles may consider the likely effects of foreign taxes on the net yield available to the Fund and its shareholders. Compliance with foreign tax laws may reduce a Fund’s net income available for distribution to shareholders.

Foreign Currency Transactions

The Loomis Sayles High Income Opportunities Fund may engage in foreign currency transactions for both hedging and investment purposes. Many foreign securities in a Fund’s portfolio will be denominated in foreign currencies or traded in securities markets in which settlements are made in foreign currencies. Any income on such securities is generally paid to the Fund in foreign currencies. The value of these foreign currencies relative to the U.S. dollar varies continually, causing changes in the dollar value of a Fund’s portfolio investments (even if the local market price of the investments is unchanged) and changes in the dollar value of a Fund’s income available for distribution to its shareholders. The effect of changes in the dollar value of a foreign currency on the dollar value of a Fund’s assets and on the net investment income available for distribution may be favorable or unfavorable.

To protect against a change in the foreign currency exchange rate between the date on which a Fund contracts to purchase or sell a security and the settlement date for the purchase or sale, to gain exposure to one or more foreign currencies or to “lock in” the equivalent of a dividend or interest payment in another currency, a Fund might purchase or sell a foreign currency on a spot (i.e., cash) basis at the prevailing spot rate or may enter into futures contracts on an exchange. If conditions warrant, a Fund may also enter into contracts with banks or broker-dealers to purchase or sell foreign currencies at a future date (“forward contracts”). Forward contracts are subject to many of the same risks as derivatives described in the section “Derivative Instruments”. Forward contracts may give rise to ordinary income or loss to the extent such income or loss results from fluctuations in the value of the foreign currency concerned. In addition, the effect of changes in the dollar value of a foreign currency on the dollar value of a Fund’s assets and on the net investment income available for distribution may be favorable or unfavorable. A Fund may incur costs in connection with conversions between various currencies, and the Fund will be subject to increased illiquidity and counterparty risk because forward contracts are not traded on an exchange and often are not standardized. A Fund may also be required to liquidate portfolio assets, or may incur increased currency conversion costs, to compensate for a decline in the dollar value of a foreign currency occurring between the time when the Fund declares and pays a dividend, or between the time when the Fund accrues and pays an operating expense in U.S. dollars.

In addition, the Funds may buy and write options on foreign currencies in a manner similar to that in which futures or forward contracts on foreign currencies will be utilized. A fund may use options on foreign currencies to hedge against adverse changes in foreign currency conversion rates. For example, a decline in the U.S. dollar value of a foreign currency in which portfolio securities are denominated will reduce the U.S. dollar value of such securities, even if their value in the foreign currency remains constant. In order to protect against such diminutions in the value of the portfolio securities, a Fund may buy put options on the foreign currency. If the value of the currency declines, a Fund will have the right to sell such currency for a fixed amount in U.S. dollars, thereby offsetting, in whole or in part, the adverse effect on its portfolio.

Conversely, when a rise in the U.S. dollar value of a currency in which securities to be acquired are denominated is projected, thereby increasing the cost of such securities, a Fund may buy call options on the foreign currency. The purchase of such options could offset, at least partially, the effects of the adverse movements in exchange rates. As in the case of other types of options, however, the benefit to a Fund from purchases of foreign currency options will be reduced by the amount of the premium and related transaction costs. In addition, if currency exchange rates do not move in the direction or to the extent desired, a Fund could sustain losses or lesser gains on transactions in foreign currency options that would require the Fund to forego a portion or all of the benefits of advantageous changes in those rates.

A Fund may also write options on foreign currencies. For example, to hedge against a potential decline in the U.S. dollar due to adverse fluctuations in exchange rates, a Fund could, instead of purchasing a put option, write a call option on the relevant currency. If the decline expected by a Fund occurs, the option will most likely not be exercised and the diminution in value of portfolio securities be offset at least in part by the amount of the premium received. Similarly, instead of purchasing a call option to hedge against a potential increase in the U.S. dollar cost of securities to be acquired, a Fund could write a put option on the relevant currency which, if rates move in the manner projected by the Fund, will expire unexercised and allow the Fund to hedge the increased cost up to the amount of the premium. If exchange rates do not move in the expected direction, the option may be exercised and the Fund would be required to buy or sell the underlying currency at a loss, which may not be fully offset by the amount of the premium. Through the writing of options on foreign currencies, a Fund also may lose all or a portion of the benefits that might otherwise have been obtained from favorable movements in exchange rates.

The adviser may decide not to engage in currency transactions, and there is no assurance that any currency strategy used by a Fund will succeed. In addition, suitable currency transactions may not be available in all circumstances and there can be no assurance that a Fund will engage in these transactions when they would be beneficial. The foreign currency transactions in which a Fund may engage involve risks similar to those described in the section “Derivative Instruments.”

A Fund’s use of currency transactions may be limited by tax considerations. Transactions in foreign currencies, foreign currency denominated debt and certain foreign currency options, futures contracts and forward contracts (and similar instruments) may give rise to ordinary income or loss to the extent such income or loss results from fluctuations in the value of the foreign currency concerned and may affect the timing or amount of distributions to shareholders.

Transactions in non-U.S. currencies are also subject to many of the risks of investing in non-U.S. securities described in the section “Foreign Securities.” Because a Fund may invest in foreign securities and foreign currencies, changes in foreign economies and political climates are more likely to affect such a Fund than a mutual fund that invests exclusively in U.S. companies. There may also be less government supervision of foreign markets, resulting in non-uniform accounting practices and less publicly available information. If a Fund’s portfolio is over-weighted in a certain geographic region, any negative development affecting that region will have a greater impact on a Fund than a fund that is not over-weighted in the region.

Supranational Entities

The High Income Opportunities Fund may invest in securities issued by supranational entities, such as the International Bank for Reconstruction and Development (commonly called the “World Bank”), the Asian Development Bank and the Inter-American Development Bank. The governmental members of these supranational entities are “stockholders” that typically make capital contributions to support or promote such entities’ economic reconstruction or development activities and may be committed to make additional capital contributions if the entity is unable to repay its borrowings. A supranational entity’s lending activities may be limited to a percentage of its total capital, reserves and net income. There can be no assurance that the constituent governments will be able or willing to honor their commitments to those entities, with the result that the entity may be unable to pay interest or repay principal on its debt securities, and a Fund may lose money on such investments. Obligations of supranational entities that are denominated in foreign currencies will also be subject to the risks associated with investments in foreign currencies, as described in the sections “Foreign Securities” and “Foreign Currency Transactions.”

TYPES OF PRACTICES

Derivative Instruments

The Funds may, but are not required to, use a number of derivative instruments for risk management purposes or as part of their investment strategies. Generally, derivatives are financial contracts whose value depends upon, or is derived from, the value of an underlying asset, reference rate or index, and may relate to stocks, bonds, interest rates, currencies or currency exchange rates, commodities, related indices and other assets. For additional information about the use of derivatives in connection with foreign currency transactions, see the section “Foreign Currency Transactions”. The adviser may decide not to employ any of these strategies and there is no assurance that any derivatives strategy used by a Fund will succeed. In addition, suitable derivative transactions may not be available in all circumstances and there can be no assurance that a Fund will engage in these transactions to reduce exposure to other risks when that would be beneficial. Examples of derivative instruments that a Fund may use include (but are not limited to) options and warrants, futures contracts, options on futures contracts, structured notes, zero-strike warrants and options, swap agreements and debt-linked and equity-linked securities.

Derivatives involve special risks, including possible default by the other party to the transaction, illiquidity, difficulties in valuation, leverage risk and to the extent the adviser’s view as to certain market movements is incorrect the risk that the use of derivatives could result in significantly greater losses or lower income or gains than if they had not been used. The Fund’s derivative counterparties may experience financial difficulties or otherwise be unwilling or unable to honor their obligations, possibly resulting in losses to the Fund. Losses resulting from the use of derivatives will reduce a Fund’s NAV, and possibly income, and the losses may be significantly greater than if derivatives had not been used. The degree of a Fund’s use of derivatives may be limited by certain provisions of the Code. When used, derivatives may increase the amount and affect the timing and character of taxes payable by shareholders. See the subsection “Certain Additional Risks of Derivative Instruments” below for additional information about the risks relating to derivative instruments.

Several types of derivative instruments in which a Fund may invest are described in more detail below. However, the Funds are not limited to investments in these instruments.

Asset Segregation and Coverage

A Fund will segregate with its custodian or otherwise designate on its records liquid assets in an amount the Fund believes to be adequate to ensure that it has sufficient liquid assets to meet its obligations under its derivatives contracts and similar transactions, or a Fund may engage in other measures to “cover” its obligations with respect to such transactions. The amounts that are segregated or designated may be based on the notional value of the derivative or on the daily mark-to-market obligation under the derivatives contract and may be reduced by amounts on deposit with the applicable broker or counterparty to the derivatives transaction. A Fund may segregate amounts in addition to the amounts described above. In certain circumstances, a Fund may enter into an offsetting position rather than segregating or designating liquid assets (e.g., a Fund may cover a written put option with a purchased put option with the same or higher exercise price). Although a Fund’s adviser will attempt to ensure that the Fund has sufficient liquid assets to cover its obligations under its derivative contracts, it is possible that the Fund’s liquid assets may be insufficient to support such obligations under its derivatives positions. A Fund may modify its asset segregation policies from time to time.

Futures Contracts

Futures transactions involve a Fund’s buying or selling futures contracts. A futures contract is an agreement between two parties to buy and sell a particular security, commodity, currency or other asset, or group or index of securities, commodities, currencies or other assets, for a specified price on a specified future date. A futures contract creates an obligation by the seller to deliver and the buyer to take delivery of the type of instrument or cash (depending on whether the contract calls for physical delivery or cash settlement) at the time and in the amount specified in the contract. In the case of futures on an index, the seller and buyer agree to settle in cash, at a future date, based on the difference in value of the contract between the date it is opened and the settlement date. The value of each contract is equal to the value of the index from time to time multiplied by a specified dollar amount. For example, S&P 500® Index futures may trade in contracts with a value equal to $250 multiplied by the S&P 500 Index.

When a trader, such as a Fund, enters into a futures contract, it is required to deposit with (or for the benefit of) its broker as “initial margin” an amount of cash or short-term, high-quality liquid securities (such as U.S. Treasury bills or high-quality tax-exempt bonds acceptable to the broker) equal to approximately 2% to 5% of the delivery or settlement price of the contract (depending on applicable exchange rules). Initial margin is held to secure the performance of the holder of the futures contract. As the value of the contract changes, the value of futures contract positions increases or declines. At the end of each trading day, the amount of such increase and decline is received and paid respectively by and to the holders of these positions. The amount received or paid is known as “variation margin.” Gain or loss on a futures position is equal to the net variation margin received or paid over the time the position is held, plus or minus the amount received or paid when the position is closed, minus brokerage commissions and other transaction costs.

Although many futures contracts call for the delivery (or acceptance) of the specified instrument, futures are usually closed out before the settlement date through the purchase (or sale) of a comparable contract. If the price of the sale of the futures contract by a Fund is less than the price of the offsetting purchase, the Fund will realize a loss. A futures sale is closed by purchasing a futures contract for the same aggregate amount of the specific type of financial instrument or commodity and with the same delivery date. Similarly, a futures purchase is closed by the purchaser selling an offsetting futures contract.

Options

Options transactions may involve a Fund’s buying or writing (selling) options on securities, futures contracts, securities indices (including futures on securities indices) or currencies. A Fund may engage in these transactions either to enhance investment return or to hedge against changes in the value of other assets that it owns or intends to acquire. Options can generally be classified as either “call” or “put” options. There are two parties to a typical options transaction: the “writer” (seller) and the “buyer.” A call option gives the buyer the right to buy a security or other asset (such as an amount of currency or a futures contract) from, and a put option gives the buyer the right to sell a security or other asset to, the option writer at a specified price, on or before a specified date. The buyer of an option pays a premium when purchasing the option, which reduces the return on the underlying security or other asset if the option is exercised, and results in a loss if the option expires unexercised. The writer of an option receives a premium from writing an option, which may increase its return if the option expires or is closed out at a profit. An “American-style” option allows exercise of the option at any time during the term of the option. A “European-style” option allows an option to be exercised only at a specific time or times, such as the end of its term. Options may be traded on or off an established securities or options exchange.

If the holder (writer) of an option wishes to terminate its position, it may seek to effect a closing sale transaction by selling (buying) an option identical to the option previously purchased. The effect of the purchase is that the previous option position will be canceled. A Fund will realize a profit from closing out an option if the price received for selling the offsetting position is more than the premium paid to purchase the option; the Fund will realize a loss from closing out an option transaction if the price received for selling the offsetting option is less than the premium paid to purchase the option. Since premiums on options having an exercise price close to the value of the underlying securities or futures contracts usually have a time value component (i.e., a value that diminishes as the time within which the option can be exercised grows shorter), the value of an options contract may change as a result of the lapse of time even though the value of the futures contract or security underlying the option (and of the security or other asset deliverable under the futures contract) has not changed. As an alternative to purchasing call and put options on index futures, a Fund may purchase or sell call or put options on the underlying indices themselves. Such options would be used in a manner similar to the use of options on index futures.

Warrants and Rights

A warrant is an instrument that gives the holder a right to purchase a given number of shares of a particular security at a specified price until a stated expiration date. Buying a warrant generally can provide a greater potential for profit or loss than an investment of an equivalent amount in the underlying common stock. The market value of a warrant does not necessarily move with the value of the underlying securities. If a holder does not sell the warrant, it risks the loss of its entire investment if the market price of the underlying security does not, before the expiration date, exceed the exercise price of the warrant. Investment in warrants is a speculative activity. Warrants pay no dividends and confer no rights (other than the right to purchase the underlying securities) with respect to the assets of the issuer. A right is a privilege granted to existing shareholders of a corporation to subscribe for shares of a new issue of common stock before it is issued. Rights normally have a short life, usually two to four weeks, are freely transferable and entitle the holder to buy the new common stock at a lower price than the public offering price.

Options on Indices

The Funds may transact in options on indices (“index options”). Put and call index options are similar to puts and calls on securities or futures contracts except that all settlements are in cash and gain or loss depends on changes in the index in question rather than on price movements in individual securities or futures contracts. When a Fund writes an index call option, it receives a premium and undertakes the obligation that, prior to the expiration date (or upon the expiration date for European-style options), the purchaser of the call, upon exercise of the call, will receive from the Fund an amount of cash if the exercise settlement value of the relevant index is greater than the exercise price of the call. The manner of determining the “exercise settlement value” for a particular option series is fixed by the options market on which the series is traded. S&P 500® Index options, for example, have a settlement value that is calculated using the opening sales price in the primary market of each component security on the last business day (usually a Friday) before the expiration date. The amount of cash is equal to the difference between the exercise settlement value of the index and the exercise price of the call times a specified multiple (“multiplier”).

When a Fund buys an index call option, it pays a premium and has the same rights as to such call as are indicated above. When a Fund buys an index put option, it pays a premium and has the right, prior to the expiration date (or, upon the expiration date for European-style options), to collect, upon the Fund’s exercise of the put, an amount of cash equal to the difference between the exercise price of the option and the value of the index, times a multiplier, similar to that described above for calls, if the exercise settlement value is less than the exercise price. When a Fund writes an index put option, it receives a premium and the purchaser of the put has the right, prior to the expiration date, to require the Fund to deliver to it an amount of cash equal to the difference between the exercise settlement value of the index and exercise price times the multiplier if the exercise settlement value is less than the exercise price.

Exchange-Traded and Over-the-Counter Options

The Funds may purchase or write both exchange-traded and OTC options. OTC options differ from exchange-traded options in that they are two-party contracts, with price and other terms negotiated between buyer and seller, and generally do not have as much market liquidity as exchange-traded options.

An exchange-traded option may be closed out only on an exchange that generally provides a liquid secondary market for an option of the same series. If a liquid secondary market for an exchange-traded option does not exist, it might not be possible to effect a closing transaction with respect to a particular option, with the result that a Fund would have to exercise the option in order to consummate the transaction. Reasons for the absence of a liquid secondary market on an exchange include the following: (i) there may be insufficient trading interest in certain options; (ii) restrictions may be imposed by an exchange on opening transactions or closing transactions or both; (iii) trading halts, suspensions or other restrictions may be imposed with respect to particular classes or series of options or underlying securities; (iv) unusual or unforeseen circumstances may interrupt normal operations on an exchange; (v) the facilities of an exchange or the Options Clearing Corporation or other clearing organization may not at all times be adequate to handle current trading volume; or (vi) one or more exchanges could, for economic or other reasons, decide or be compelled at some future date to discontinue the trading of options (or a particular class or series of options), in which event the secondary market on that exchange (or in that class or series of options) would cease to exist, although outstanding options on that exchange that had been issued by the Options Clearing Corporation as a result of trades on that exchange would continue to be exercisable in accordance with their terms.

An OTC option (an option not traded on an established exchange) may be closed out only by agreement with the other party to the original option transaction. With OTC options, a Fund is at risk that the other party to the transaction will default on its obligations or will not permit the Fund to terminate the transaction before its scheduled maturity. While a Fund will seek to enter into OTC options only with dealers who agree to or are expected to be capable of entering into closing transactions with the Fund, there can be no assurance that the Fund will be able to liquidate an OTC option at a favorable price at any time prior to its expiration. OTC options are not subject to the protections afforded purchasers of listed options by the Options Clearing Corporation or other clearing organizations.

Index Warrants

The Funds may purchase put warrants and call warrants whose values vary depending on the change in the value of one or more specified securities indices (“index warrants”). Index warrants are generally issued by banks or other financial institutions and give the holder the right, at any time during the term of the warrant, to receive upon exercise of the warrant a cash payment from the issuer based on the value of the underlying index at the time of exercise. In general, if the value of the underlying index rises above the exercise price of the index warrant, the holder of a call warrant will be entitled to receive a cash payment from the issuer upon exercise based on the difference between the value of the index and the exercise price of the warrant; if the value of the underlying index falls, the holder of a put warrant will be entitled to receive a cash payment from the issuer upon exercise based on the difference between the exercise price of the warrant and the value of the index. The holder of a warrant would not be entitled to any payments from the issuer at a time when, in the case of a call warrant, the exercise price is more than the value of the underlying index, or in the case of a put warrant, the exercise price is less than the value of the underlying index. If a Fund were not to exercise an index warrant prior to its expiration, then the Fund would lose the amount of the purchase price paid by it for the warrant. A Fund will normally use index warrants in a manner similar to its use of options on securities indices.

Forward Contracts

The Funds may invest in forward contracts. Forward contracts are transactions involving the Fund’s obligation to purchase or sell a specific currency or other asset at a future date at a specified price. For example, forward contracts may be used when the adviser anticipates that particular foreign currencies will appreciate or depreciate in value or to take advantage of the expected relationships between various currencies, regardless of whether securities denominated in such currencies are held in a Fund’s investment portfolio. Forward contracts may also be used by a Fund for hedging purposes to protect against uncertainty in the level of future foreign currency exchange rates, such as when a Fund anticipates purchasing or selling a foreign security. This technique would allow a Fund to “lock in” the U.S. dollar price of the investment. Forward contracts also may be used to attempt to protect the value of a Fund’s existing holdings of foreign securities. There may be, however, imperfect correlation between a Fund’s foreign securities holdings and the forward contracts entered into with respect to such holdings. The cost to a Fund of engaging in forward contracts varies with factors such as the currency involved, the length of the contract period and the market conditions then prevailing.

Swap Transactions

The Funds may enter into a variety of swap agreements, including, but not limited to, interest rate, index, commodity, equity-linked, credit default, credit-linked and currency exchange swaps. Depending on the structure of the swap agreement, a Fund may enter into swap transactions to preserve a return or spread on a particular investment or portion of its portfolio, to gain exposure to one or more securities, currencies, commodities or interest rates, to protect against or attempt to take advantage of currency fluctuations, to protect against any increase in the price of securities that a Fund anticipates purchasing at a later date, to efficiently gain exposure to certain markets to add economic leverage to the Fund’s portfolio or to shift the Fund’s investment exposure from one type of investment to another.

Swap agreements are two-party contracts entered into primarily by institutional investors for periods ranging from a few weeks to a number of years. Swap agreements are individually negotiated and structured to include exposure to a variety of types of investments or market factors. In a standard “swap” transaction, two parties agree to exchange the returns (or differentials in rates of return) earned or realized on particular predetermined investments or instruments, which may be adjusted for an interest factor. The gross returns to be exchanged or “swapped” between the parties generally are calculated with respect to a “notional amount,” such as the return on or increase in value of a particular dollar amount invested at a particular interest rate or in a “basket” of securities representing a particular index. In a typical interest rate swap, for example, one party agrees to make regular payments equal to a floating interest rate times a “notional principal amount,” in return for payments equal to a fixed rate times the same amount, for the term of the swap agreement. The “notional principal amount” of a swap transaction is the agreed-upon basis for calculating the payments that the parties agree to exchange, i.e., the return on or increase in value of a particular dollar amount invested at particular interest rate, in a particular foreign currency or commodity or in a “basket” of securities. Under most swap agreements, payments by the parties will be exchanged on a “net basis,” and a party will receive or pay, as the case may be, only the net amount of the two payments.

Swap agreements are sophisticated financial instruments that typically involve a small investment of cash relative to the magnitude of risks assumed. Swaps can be highly volatile and may have a considerable impact on a Fund’s performance, as the potential gain or loss on any swap transaction is not subject to any fixed limit. A Fund’s successful use of swap agreements will depend on the adviser’s ability to predict correctly whether certain types of investments are likely to produce greater returns than other investments. Because swaps are two-party contracts that may be subject to contractual restrictions on transferability and termination and because they may have terms of greater than seven days, swap agreements may be considered to be illiquid. If a swap is not liquid, it may not be possible to initiate a transaction or liquidate a position at an advantageous time or price, which may result in significant losses. As a result, a Fund bears the risk of loss of the amount expected to be received pursuant to a swap agreement in the event of the default or bankruptcy of the counterparty, and the value of a swap agreement in general depends on the creditworthiness of the counterparty. A Fund may also suffer losses if it is unable to terminate (or terminate at the time and price desired) outstanding swap agreements (either by assignment or other disposition) or reduce its exposure through offsetting transactions.

The Funds may also enter into options on swaps. A Fund may engage in swap options for hedging purposes or to manage and mitigate credit and interest rate risk. A Fund may write (sell) and purchase put and call swap options. The use of swap options involves risks, including, among others, (i) imperfect correlation between movements of the price of the swap options and the price of the securities, indices or other assets serving as reference instruments for the swap option, reducing the effectiveness of the instrument for hedging or investment purposes, (ii) the absence of a liquid market to sell a swap option, which could result in difficulty closing a position, (iii) the exacerbation of losses incurred due to changes in the market value of the securities to which they relate, and (iv) counterparty risk.

Moreover, a Fund bears the risk of loss of the amount expected to be received under a swap agreement in the event of the default or bankruptcy of a swap agreement counterparty. When a counterparty’s obligations are not fully secured by collateral, then the Fund is essentially an unsecured creditor of the counterparty. If the counterparty defaults, the Fund will have contractual remedies, but there is no assurance that a counterparty will be able to meet its obligations pursuant to such contracts or that, in the event of default, the Fund will succeed in enforcing contractual remedies. Counterparty risk still exists even if a counterparty’s obligations are secured by collateral because the Fund’s interest in collateral may not be perfected or additional collateral may not be promptly posted as required. Counterparty risk also may be more pronounced if a counterparty’s obligations exceed the amount of collateral held by the Fund (if any), the Fund is unable to exercise its interest in collateral upon default by the counterparty, or the termination value of the instrument varies significantly from the marked-to-market value of the instrument.
Counterparty risk with respect to derivatives will be affected by new rules and regulations affecting the derivatives market. Some derivatives transactions are required to be centrally cleared, and a party to a cleared derivatives transaction is subject to the credit risk of the clearing house and the clearing member through which it holds its cleared position, rather than the credit risk of its original counterparty to the derivative transaction. Credit risk of market participants with respect to derivatives that are centrally cleared is concentrated in a few clearing houses, and it is not clear how an insolvency proceeding of a clearing house would be conducted and what impact an insolvency of a clearing house would have on the financial system. A clearing member is obligated by contract and by applicable regulation to segregate all funds received from customers with respect to cleared derivatives transactions from the clearing member’s proprietary assets. However, all funds and other property received by a clearing broker from its customers are generally held by the clearing broker on a commingled basis in an omnibus account, and the clearing member may invest those funds in certain instruments permitted under the applicable regulations. The assets of a Fund might not be fully protected in the event of the bankruptcy of a Fund’s clearing member, because the Fund would be limited to recovering only a pro rata share of all available funds segregated on behalf of the clearing broker’s customers for a relevant account class. Also, the clearing member is required to transfer to the clearing organization the amount of margin required by the clearing organization for cleared derivatives, which amounts are generally held in an omnibus account at the clearing organization for all customers of the clearing member. Regulations promulgated by the U.S. Commodity Futures Trading Commission (“CFTC”) require that the clearing member notify the clearing house of the amount of initial margin provided by the clearing member to the clearing organization that is attributable to each customer. However, if the clearing member does not provide accurate reporting, the Funds are subject to the risk that a clearing organization will use a Fund’s assets held in an omnibus account at the clearing organization to satisfy payment obligations of a defaulting customer of the clearing member to the clearing organization. In addition, clearing members generally provide to the clearing organization the net amount of variation margin required for cleared swaps for all of its customers in the aggregate, rather than the gross amount of each customer. The Funds are therefore subject to the risk that a clearing organization will not make variation margin payments owed to a Fund if another customer of the clearing member has suffered a loss and is in default, and the risk that a Fund will be required to provide additional variation margin to the clearing house before the clearing house will move the Fund’s cleared derivatives transactions to another clearing member. In addition, if a clearing member does not comply with the applicable regulations or its agreement with the Funds, or in the event of fraud or misappropriation of customer assets by a clearing member, a Fund could have only an unsecured creditor claim in an insolvency of the clearing member with respect to the margin held by the clearing member.

Title VII of the Dodd-Frank Wall Street Reform and Consumer Protection Act (the “Dodd-Frank Act”) established a framework for the regulation of OTC swap markets; the framework outlined the joint responsibility of the CFTC and the SEC in regulating swaps. The CFTC is responsible for the regulation of swaps, the SEC is responsible for the regulation of security-based swaps and jointly they are both responsible for the regulation of mixed swaps.

Credit Default Swaps

The Funds may enter into credit default swap agreements, which may have as reference obligations one or more debt securities or an index of such securities. In a credit default swap, one party (the “protection buyer”) is obligated to pay the other party (the “protection seller”) a stream of payments over the term of the contract, provided that no credit event, such as a default or a downgrade in credit rating, occurs on the reference obligation. If a credit event occurs, the protection seller must generally pay the protection buyer the “par value” (the agreed-upon notional value) of the referenced debt obligation in exchange for an equal face amount of deliverable reference obligations or a specified amount of cash, depending upon the terms of the swap.

A Fund may be either the protection buyer or protection seller in a credit default swap. If a Fund is a protection buyer, such Fund would pay the counterparty a periodic stream of payments over the term of the contract and would not recover any of those payments if no credit event were to occur. However, if a credit event occurs, a Fund that is a protection buyer has the right to deliver the referenced debt obligations or a specified amount of cash, depending upon the terms of the swap and receive the par value of such debt obligations from the counterparty protection seller. As a protection seller, a Fund would receive fixed payments throughout the term of the contract if no credit event occurs. If a credit event occurs, however, the value of the obligation received by a Fund (e.g., bonds which defaulted), plus the periodic payments previously received, may be less than the par value of the obligation, or cash received, resulting in a loss to the protection seller. Furthermore, a Fund that is a protection seller would effectively add leverage to its portfolio because such Fund will have investment exposure to the notional amount of the swap.

Credit default swap agreements are subject to greater risk than a direct investment in the reference obligation. Like all swap agreements, credit default swaps are subject to liquidity, credit and counterparty risks. In addition, collateral posting requirements are individually negotiated and there is no regulatory requirement that a counterparty post collateral to secure its obligations or a specified amount of cash, depending upon the terms of the swap, under a credit default swap. Furthermore, there is no requirement that a party be informed in advance when a credit default swap agreement is sold. Accordingly, a Fund may have difficulty identifying the party responsible for payment of its claims. The notional value of credit default swaps with respect to a particular investment is often larger than the total par value of such investment outstanding and, in event of a default, there may be difficulties in making the required deliveries of the reference investments, possibly delaying payments.

If a counterparty’s credit becomes significantly impaired, multiple requests for collateral posting in a short period of time could increase the risk that a Fund may not receive adequate collateral. There is no readily available market for trading credit default swaps. A Fund generally may exit its obligations under a credit default swap only by terminating the contract and paying applicable breakage fees, or by entering into an offsetting credit default swap position, which may cause the Fund to incur more losses.

Investment Pools of Swap Contracts

The Funds may invest in publicly or privately issued interests in investment pools whose underlying assets are credit default, credit-linked, interest rate, currency exchange, equity-linked or other types of swap contracts and related underlying securities or securities loan agreements. The pools’ investment results may be designed to correspond generally to the performance of a specified securities index or “basket” of securities, or sometimes a single security. These types of pools are often used to gain exposure to multiple securities with less of an investment than would be required to invest directly in the individual securities. They may also be used to gain exposure to foreign securities markets without investing in the foreign securities themselves and/or the relevant foreign market. To the extent that a Fund invests in pools of swap contracts and related underlying securities or securities loan agreements whose performance corresponds to the performance of a foreign securities index or one or more foreign securities, investing in such pools will involve risks similar to the risks of investing in foreign securities. See “Foreign Securities” below. In addition to the risks associated with investing in swaps generally, an investing Fund bears the risks and costs generally associated with investing in pooled investment vehicles, such as paying the fees and expenses of the pool and the risk that the pool or the operator of the pool may default on its obligations to the holder of interests in the pool, such as a Fund. Interests in privately offered investment pools of swap contracts may be considered illiquid and, except to the extent that such interests are deemed liquid under the Funds’ policies, subject to a Fund’s restriction on investments in illiquid securities.

Certain Additional Risks of Derivative Instruments

The use of derivative instruments, including, but not limited to, the futures contracts, options and warrants, forward currency contracts and swap transactions described above, involves risks in addition to those described above or in the Prospectus. Although an adviser may seek to use these transactions to achieve a Fund’s investment goals, no assurance can be given that the use of these transactions will achieve this result. One risk arises because of the imperfect correlation between movements in the price of derivatives contracts and movements in the price of the securities, indices or other assets serving as reference instruments for the derivative. A Fund’s derivative strategies will not be fully effective unless the Fund can compensate for such imperfect correlation. There is no assurance that a Fund will be able to effect such compensation. For example, the correlation between the price movement of the derivatives contract and the hedged security may be distorted due to differences in the nature of the relevant markets. If the price of the futures contract moves more than the price of the hedged security, a Fund would experience either a loss or a gain on the derivative that is not completely offset by movements in the price of the hedged securities. For example, in an attempt to compensate for imperfect price movement correlations, a Fund may purchase or sell futures contracts in a greater dollar amount than the hedged securities if the price movement volatility of the hedged securities is historically greater than the volatility of the futures contract. The use of derivatives for other than hedging purposes may be considered a speculative activity, and involves greater risks than are involved in hedging. With respect to certain derivative transactions (e.g., short positions in which the Funds do not hold the instrument to which the short position relates), the potential risk of loss to a Fund is theoretically unlimited.

The price of index futures may not correlate perfectly with movement in the relevant index due to certain market distortions. One such distortion stems from the fact that all participants in the futures market are subject to margin deposit and maintenance requirements. Rather than meeting additional margin deposit requirements, investors may close futures contracts through offsetting transactions, which could distort the normal relationship between the index and futures markets. Another market distortion results from the deposit requirements in the futures market being less onerous than margin requirements in the securities market, and as a result the futures market may attract more speculators than does the securities market. A third distortion is caused by the fact that trading hours for stock index futures may not correspond perfectly to hours of trading on the exchange to which a particular stock index futures contract relates. This may result in a disparity between the price of index futures and the value of the relevant index due to the lack of continuous arbitrage between the index futures price and the value of the underlying index. Finally, hedging transactions using stock indices involve the risk that movements in the price of the index may not correlate with price movements of the particular portfolio securities being hedged.

Price movement correlation in derivative transactions also may be distorted by the illiquidity of the derivatives markets and the participation of speculators in such markets. If an insufficient number of contracts are traded, commercial users may not deal in derivatives because they do not want to assume the risk that they may not be able to close out their positions within a reasonable amount of time. In such instances, derivatives market prices may be driven by different forces than those driving the market in the underlying securities, and price spreads between these markets may widen. The participation of speculators in the market enhances its liquidity. Nonetheless, the presence of speculators may create temporary price distortions unrelated to the market in the underlying securities.

Positions in futures contracts and options on futures contracts may be established or closed out only on an exchange or board of trade. There is no assurance that a liquid market on an exchange or board of trade will exist for any particular contract or at any particular time. The liquidity of markets in futures contracts and options on futures contracts may be adversely affected by “daily price fluctuation limits” established by commodity exchanges that limit the amount of fluctuation in a futures or options price during a single trading day. Once the daily limit has been reached in a contract, no trades may be entered into at a price beyond the limit, which may prevent the liquidation of open futures or options positions. Prices have in the past exceeded the daily limit on a number of consecutive trading days. If there is not a liquid market at a particular time, it may not be possible to close a futures or options position at such time, and, in the event of adverse price movements, a Fund would continue to be required to make daily cash payments of variation margin. However, if futures or options are used to hedge portfolio securities, an increase in the price of the securities, if any, may partially or completely offset losses on the futures contract.

Income earned by a Fund from its options activities generally will be treated as capital gain and, if not offset by net recognized capital losses incurred by the Fund, will be distributed to shareholders in taxable distributions. Although gain from options transactions may hedge against a decline in the value of a Fund’s portfolio securities, that gain, to the extent not offset by losses, will be distributed in light of certain tax considerations and will constitute a distribution of that portion of the value preserved against decline.

The value of a Fund’s derivative instruments may fluctuate based on a variety of market and economic factors. In some cases, the fluctuations may offset (or be offset by) changes in the value of securities or derivatives held in the Fund’s portfolio. All transactions in derivatives involve the possible risk of loss to a Fund of all or a significant part of the value of its investment. In some cases, the risk of loss may exceed the amount of a Fund’s investment. For example, when a Fund writes a call option or sells a futures contract without holding the underlying securities, currencies or futures contracts, its potential loss is unlimited.

The risks of a Fund’s use of index warrants are generally similar to those relating to its use of index options. Unlike most index options, however, index warrants are issued in limited amounts and are not obligations of a regulated clearing agency, but are backed only by the credit of the bank or other institution which issues the warrant. Also, index warrants generally have longer terms than index options. Although a Fund will normally invest only in exchange-listed warrants, index warrants are not likely to be as liquid as certain index options backed by a recognized clearing agency. In addition, the terms of index warrants may limit a Fund’s ability to exercise the warrants at such time, or in such quantities, as the Fund would otherwise wish to do.

The successful use of derivatives will usually depend on the adviser’s ability to forecast securities market, currency or other financial market movements correctly. For example, a Fund’s ability to hedge against adverse changes in the value of securities held in its portfolio through options and futures also depends on the degree of correlation between changes in the value of futures or options positions and changes in the values of the portfolio securities. The successful use of certain other derivatives also depends on the availability of a liquid secondary market to enable a Fund to close its positions on a timely basis. There can be no assurance that such a market will exist at any particular time. Furthermore, a Fund’s use of certain derivatives may in some cases involve forms of financial leverage, which involves risk and may increase the volatility of a Fund’s NAV. Leveraging may cause a Fund to liquidate portfolio positions to satisfy its obligations or to meet segregation requirements when it may not be advantageous to do so. To the extent a Fund is not able to close out a leveraged position because of market illiquidity, its liquidity may be impaired to the extent that it has a substantial portion of liquid assets segregated or earmarked to cover obligations.

In the case of options that are not traded on an exchange (OTC options), the Fund is at risk that the other party to the transaction will default on its obligations, or will not permit the Fund to terminate the transaction before its scheduled maturity.

The derivatives markets of foreign countries are small compared to those of the United States and consequently are characterized in most cases by less liquidity than U.S. markets. In addition, derivatives that are traded on foreign exchanges may not be regulated as effectively as similar transactions in the United States, may not involve a clearing mechanism and related guarantees, may be subject to less detailed reporting requirements, and are subject to the risk of governmental actions affecting trading in, or the prices of, foreign securities. The value of such positions also could be adversely affected by (i) other complex foreign political, legal and economic factors, (ii) lesser availability than in the United States of data on which to make trading decisions, (iii) delays in a Fund’s ability to act upon economic events occurring in foreign markets during non-business hours in the United States, (iv) the imposition of different exercise and settlement terms and procedures and margin requirements than in the United States, and (v) lesser trading volume. Furthermore, investments in derivatives markets outside of the U.S. are subject to many of the same risks as other foreign investments

Risk of Potential Government Regulation of Derivatives

It is possible that government regulation of various types of derivative instruments, including futures and swap agreements, may limit or prevent a Fund from using such instruments as part of its investment strategy, and could ultimately prevent a Fund from being able to achieve its investment goals. It is impossible to fully predict the effects of legislation and regulation in this area but the effects could be substantial and adverse. It is possible that legislative and regulatory activity could limit or completely restrict the ability of a Fund to use these instruments as a part of its investment strategy, increase the costs of using these instruments or make them less effective. Limits or restrictions applicable to the counterparties with which a Fund engages in derivative transactions could also prevent a Fund from using these instruments or affect the pricing or other factors relating to these instruments, or may change availability of certain investments.

There is a possibility of future regulatory changes altering, perhaps to a material extent, the nature of an investment in the Funds or the ability of the Funds to continue to implement their investment strategies. In particular, the Dodd-Frank Act was signed into law on July 21, 2010. The Dodd-Frank Act will change the way in which the U.S. financial system is supervised and regulated. Title VII of the Dodd-Frank Act sets forth a new legislative framework for over-the-counter (“OTC”) derivatives, such as swaps, in which the Funds may invest. Title VII of the Dodd-Frank Act makes broad changes to the OTC derivatives market, grants significant new authority to the SEC and the CFTC to regulate OTC derivatives and market participants, and will require clearing of many OTC derivatives transactions. The futures markets are subject to comprehensive statutes, regulations, and margin requirements. The SEC, CFTC and the exchanges are authorized to take extraordinary actions in the event of a market emergency, including, for example, the implementation or reduction of speculative position limits, the implementation of higher margin requirements, the establishment of daily price limits and the suspension of trading.

Additional Risk Factors in Cleared Derivatives Transactions

Under recently adopted rules and regulations, transactions in some types of swaps (including interest rate swaps and credit default index swaps on North American and European indices) are required to be centrally cleared. In a cleared derivatives transaction, a Fund’s counterparty is a clearing house, rather than a bank or broker. Since the Funds are not members of a clearing house and only members of a clearing house can participate directly in the clearing house, a Fund will hold cleared derivatives through accounts at its clearing member. In a cleared derivatives transactions, a Fund will make payments (including margin payments) to and receive payments from a clearing house through accounts at its clearing members. Clearing members guarantee performance of their clients’ obligations to the clearing house.

In many ways, centrally cleared derivative arrangements are less favorable to mutual funds than bilateral arrangements. For example, a Fund may be required to provide greater amounts of margin for cleared derivatives transactions than for bilateral derivatives transactions. Also, in contrast to bilateral derivatives transactions, following a period of notice to a Fund, a clearing member generally can require termination of existing cleared derivatives transactions at any time or increases in margin requirements above the margin that the clearing member required at the beginning of a transaction. Clearing houses also have broad rights to increase margin requirements for existing transactions or to terminate transactions at any time. Any increase in margin requirements or termination by the clearing member or the clearing house could interfere with the ability of a Fund to pursue its investment strategy. Further, any increase in margin requirements by a clearing member could also expose a Fund to greater credit risk to its clearing member, because margin for cleared derivatives transactions in excess of clearing house margin requirements typically is held by the clearing member. Also, a Fund is subject to risk if it enters into a derivatives transaction that is required to be cleared (or that Loomis Sayles expects to be cleared), and no clearing member is willing or able to clear the transaction on the Fund’s behalf. While the documentation in place between a Fund and its clearing member generally provides that the clearing members will accept for clearing all transactions submitted for clearing that are within credit limits (specified in advance) for a Fund, the Fund is still subject to the risk that no clearing member will be willing or able to clear a transaction. In those cases, the transaction might have to be terminated, and the Fund could lose some or all of the benefit of the transaction, including loss of an increase in the value of the transaction and/or loss of hedging protection offered by the transaction. In addition, the documentation governing the relationship between a Fund and the clearing member is developed by the clearing member and generally is less favorable to the Fund than typical bilateral derivatives documentation. For example, this documentation generally includes a one-way indemnity by a Fund in favor of the clearing member, indemnifying the clearing member against losses it incurs in connection with acting as a Fund’s clearing member, and the documentation typically does not give the Fund any rights to exercise remedies if the clearing member defaults or becomes insolvent.

These and other new rules and regulations could, among other things, further restrict a Fund’s ability to engage in, or increase the cost to a Fund of, derivatives transactions, for example, by making some types of derivatives no longer available to the Fund, increasing margin or capital requirements, or otherwise limiting liquidity or increasing transaction costs. These regulations are new and evolving, so their potential impact on the Fund and the financial system are not yet known. While the new regulations and the central clearing of some derivatives transactions are designed to reduce systemic risk (i.e., the risk that the interdependence of large derivatives dealers could cause a number of those dealers to suffer liquidity, solvency or other challenges simultaneously), there is no assurance that the new clearing mechanisms will achieve that result, and in the meantime, as noted above, central clearing will expose the Fund to new kinds of risks and costs.

Other Derivatives; Future Developments

The above discussion relates to the Funds’ proposed use of certain types of derivatives currently available. However, the Funds are not limited to the transactions described above. In addition, the relevant markets and related regulations are constantly changing and, in the future, the Funds may use derivatives not currently available or widely in use.

CFTC Regulation

As of the date of this Statement, each Fund has claimed an exclusion from the definition of “commodity pool operator” under the Commodity Exchange Act (the “CEA”) pursuant to Rule 4.5 under the CEA (the “exclusion”) promulgated by the CFTC. Accordingly, neither the Funds nor the adviser (with respect to the Funds) are subject to registration or regulation as a “commodity pool operator” (a “CPO”) under the CEA. To remain eligible for the exclusion, each of the Funds will be limited in its ability to use certain financial instruments regulated under the CEA (“commodity interests”), including futures and options on futures and certain swaps transactions. In the event that a Fund’s investments in commodity interests are not within the thresholds set forth in the exclusion, the adviser may be required to register as a “commodity pool operator” and/or “commodity trading adviser” with the CFTC with respect to that Fund. The adviser’s eligibility to claim the exclusion with respect to a Fund will be based upon, among other things, the level and scope of a Fund’s investment in commodity interests, the purposes of such investments and the manner in which the Fund holds out its use of commodity interests. Each Fund’s ability to invest in commodity interests (including, but not limited to, futures and swaps on broad-based securities indexes and interest rates) is limited by the adviser’s intention to operate the Fund in a manner that would permit the adviser to continue to claim the exclusion under Rule 4.5, which may adversely affect the Fund’s total return. In the event the adviser becomes unable to rely on the exclusion in Rule 4.5 and is required to register with the CFTC as a commodity pool operator with respect to a Fund, the Fund’s expenses may increase, adversely affecting that Fund’s total return.

Illiquid Securities

Each Fund may purchase illiquid securities. Illiquid securities are those that are not readily resalable. Securities whose disposition is restricted by federal securities laws may be considered illiquid. Securities will generally be considered “illiquid” if such securities cannot be disposed of within seven days in the ordinary course of business at approximately the price at which the Fund has valued the securities. Investment in restricted securities involves the risk that a Fund may be unable to sell such a security at the desired time or at the price at which the Fund values the security. Also, a Fund may incur expenses, losses or delays in the process of registering restricted securities prior to resale.

Rule 144A securities and Section 4(2) commercial paper are treated as illiquid, unless the adviser has determined pursuant to guidelines established by the Trust’s Board of Trustees that the particular issue is liquid. See the section “Rule 144A Securities and Section 4(2) Commercial Paper” for additional information on these instruments.

Inflation-Linked and Inflation-Indexed Securities

The Funds may invest in inflation-linked securities. Inflation-linked securities are fixed-income securities whose principal value is adjusted periodically according to the rate of inflation. The Funds may invest in inflation-linked securities issued by the Japanese government. These securities generally have maturities of ten or thirty years and interest is payable semiannually. The principal amount of these securities increases with increases in the price index used as a reference value for the securities. In addition, the amounts payable as coupon interest payments increase when the price index increases because the interest amount is calculated by multiplying the principal amount (as adjusted) by a fixed coupon rate.

Although inflation-indexed or -linked securities protect their holders from long-term inflationary trends, short-term increases in inflation may result in a decline in value. The values of inflation-linked securities generally fluctuate in response to changes to real interest rates, which are in turn tied to the relationship between nominal interest rates and the rate of inflation. If inflation were to rise at a rate faster than nominal interest rates, real interest rates might decline, leading to an increase in value of the inflation-linked securities. In contrast, if nominal interest rates increased at a faster rate than inflation, real interest rates might rise, leading to a decrease in the value of inflation-linked securities. If inflation is lower than expected during a period in which the Fund holds inflation-linked securities, the Fund may earn less on such securities than on a conventional security. If interest rates rise due to reasons other than inflation (for example, due to changes in currency exchange rates), investors in inflation-linked securities may not be protected to the extent the increase is not reflected in the price index used as a reference for the securities. There can be no assurance that the price index used for an inflation-linked security will accurately measure the real rate of inflation in the prices of goods and services. Inflation-linked securities issued by the Japanese government will be subject to the risks described in the section “Foreign Securities.” Inflation-linked and inflation-indexed securities include Treasury Inflation-Protected Securities issued by the U.S. government see the section “U.S. Government Securities” for additional information) but also may include securities issued by state, local and non-U.S. governments and corporations and supranational entities.

A Fund’s investments in inflation-indexed securities can cause the Fund to accrue income for U.S. federal income tax purposes without a corresponding receipt of cash; the Fund may be required to dispose of portfolio securities (including when not otherwise advantageous to do so) in order to obtain sufficient cash to meet its distribution requirements for qualification as a RIC under the Code.

Initial Public Offerings

Each Fund may purchase securities of companies that are offered pursuant to an initial public offering (“IPO”). An IPO is a company’s first offering of stock to the public in the primary market, typically to raise additional capital. A Fund may purchase a “hot” IPO (also known as a “hot issue”), which is an IPO that is oversubscribed and, as a result, is an investment opportunity of limited availability. As a consequence, the price at which these IPO shares open in the secondary market may be significantly higher than the original IPO price. IPO securities tend to involve greater risk due, in part, to public perception and the lack of publicly available information and trading history. There is the possibility of losses resulting from the difference between the issue price and potential diminished value of the stock once traded in the secondary market. A Fund’s investment in IPO securities may have a significant impact on a Fund’s performance and may result in significant capital gains. The availability of IPOs may be limited so that a Fund does not get the full allocation desired.

Private Placements

Each Fund may invest in securities that are purchased in private placements. While private placements may offer opportunities for investment that are not otherwise available on the open market, these securities may be subject to restrictions on resale as a matter of contract or under federal securities laws. Because there may be relatively few potential purchasers for these securities, especially under adverse market or economic conditions or in the event of adverse changes in the financial condition of the issuer, a Fund could find it more difficult or impossible to sell the securities when Loomis Sayles believes that it is advisable to do so, or may be able to sell the securities only at prices lower than if the securities were more widely held. At times, it also may be more difficult to determine the fair value of the securities for purposes of computing a Fund’s NAV.

The absence of a trading market can make it difficult to ascertain a market value for illiquid investments such as private placements. Disposing of illiquid investments may involve time-consuming negotiation and legal expenses, and it may be difficult or impossible for a Fund to sell the illiquid securities promptly at an acceptable price. A Fund may have to bear the extra expense of registering the securities for resale and the risk of substantial delay in effecting the registration. In addition, market quotations are typically less readily available (if available at all) for these securities. The judgment of Loomis Sayles may at times play a greater role in valuing these securities than in the case of unrestricted securities.

A Fund may be deemed to be an underwriter for purposes of the Securities Act when reselling privately issued securities to the public. As such, a Fund may be liable to purchasers of the securities if the registration statement prepared by the issuer, or the prospectus forming a part of the registration statement, is materially inaccurate or misleading.

Privatizations

Each Fund may participate in privatizations. In a number of countries around the world, governments have undertaken to sell to investors interests in enterprises that the government has historically owned or controlled. These transactions are known as “privatizations” and may in some cases represent opportunities for significant capital appreciation. In some cases, the ability of U.S. investors, such as the Funds, to participate in privatizations may be limited by local law, and the terms of participation for U.S. investors may be less advantageous than those for local investors. Also, there is no assurance that privatized enterprises will be successful, or that an investment in such an enterprise will retain its value or appreciate in value.

Repurchase Agreements

The Funds may enter into repurchase agreements. Under a repurchase agreement, a Fund purchases a security and obtains a simultaneous commitment from the seller (a bank, or to the extent permitted by the 1940 Act, a recognized securities dealer) to repurchase the security at an agreed-upon price and date (usually seven days or less from the date of the original purchase). The resale price is in excess of the purchase price and reflects an agreed-upon market rate unrelated to the coupon rate on the purchased security. Repurchase agreements are economically similar to collateralized loans by the Funds. Such transactions afford a Fund the opportunity to earn a return on temporarily available cash at relatively low market risk. The Funds do not have percentage limitations on how much of their total assets may be invested in repurchase agreements. The Funds may use repurchase agreements for cash management and temporary defensive positions. The Fund may invest in a repurchase agreement that does not produce a positive return to the Fund if the adviser believes it is appropriate to do so under the circumstances (for example, to help protect the Fund’s uninvested cash against the risk of loss during periods of market turmoil). While the underlying security may be a bill, certificate of indebtedness, note, or bond issued by an agency, authority, or instrumentality of the U.S. government, the obligation of the seller is not guaranteed by the U.S. government, and there is a risk that the seller may fail to repurchase the underlying security. In such event, a Fund would attempt to exercise rights with respect to the underlying security, including possible disposition in the market. However, a Fund may be subject to various delays and risks of loss, including (a) possible declines in the value of the underlying security during the period while a Fund seeks to enforce its rights thereto, (b) possible reduced levels of income and lack of access to income during this period, and (c) the inability to enforce rights and the expenses involved in attempted enforcement, for example, against a counterparty undergoing financial distress.

Securities Lending

Each Fund may lend its portfolio securities to brokers, dealers or other financial institutions under contracts calling for the deposit by the borrower with the Fund’s custodian of collateral equal to at least the market value of the securities loaned, marked to market on a daily basis. The Funds will continue to benefit from interest or dividends on the securities loaned (although the payment characteristics may change) and may also earn a return from the collateral, which may include shares of a money market fund subject to any investment restrictions listed in this Statement. Under some securities lending arrangements a Fund may receive a set fee for keeping its securities available for lending. Any voting rights, or rights to consent, relating to securities loaned pass to the borrower. However, if a material event (as determined by the adviser) affecting the investment occurs, a Fund may seek to recall the securities so that the securities may be voted by a Fund, although the adviser may not know of such event in time to recall the securities or may be unable to recall the securities in time to vote them. The Funds pay various fees in connection with such loans, including fees to the party arranging the loans, shipping fees and custodian and placement fees approved by the Board or persons acting pursuant to the direction of the Board.

Securities loans must be fully collateralized at all times, but involve some credit risk to a Fund if the borrower or the party (if any) guaranteeing the loan should default on its obligation and a Fund is delayed in or prevented from recovering the collateral. In addition, any investment of cash collateral is generally at the sole risk of the Funds. Any income or gains and losses from investing and reinvesting any cash collateral delivered by a borrower pursuant to a loan are generally at the Fund’s risk, and to the extent any such losses reduce the amount of cash below the amount required to be returned to the borrower upon the termination of any loan, a Fund may be required by the securities lending agent to pay or cause to be paid to such borrower an amount equal to such shortfall in cash.

Short-Term Trading

Each Fund may, consistent with their investment objectives, engage in portfolio trading in anticipation of, or in response to, changing economic or market conditions and trends. These policies may result in higher turnover rates in a Fund’s portfolio, which may produce higher transaction costs and a higher level of taxable capital gains. Portfolio turnover considerations will not limit Loomis Sayles’ investment discretion in managing a Fund’s assets. Each Fund anticipates that its portfolio turnover rates will vary significantly from time to time depending on the volatility of economic and market conditions.

“To Be Announced” Transactions

The Loomis Sayles Securitized Asset Fund may buy securities in a “to be announced” transaction. In a “to be announced” transaction, the Fund commits to purchase securities for which all specific information is not yet known at the time of the trade. If deemed advisable as a matter of investment strategy, the adviser may dispose of or renegotiate a commitment after it has been entered into, and may sell securities it has committed to purchase before those securities are delivered to the Fund on the settlement date. In these cases, the Fund may realize a short-term capital gain or loss. Securities purchased on a “to be announced” basis have similar risks to when-issued securities. The Fund will not accrue interest on the security between the time the Fund enters into the commitment and the time the security is delivered. When the Fund buys a security on a “to be announced” basis, it assumes the risks of ownership of the underlying securities. For example, the Fund is subject to the risk that market rates of interest will increase before the time the security is delivered or that the security will otherwise decrease in value. If the Fund has outstanding obligations to purchase securities on a “to be announced” basis, it will designate liquid assets on the Fund’s records in an amount sufficient to satisfy these obligations

Money Market Instruments

Each Fund may invest in money market instruments. Money market instruments are high-quality, short-term securities. A Fund’s money market investments at the time of purchase (other than U.S. government securities (defined below) and repurchase agreements relating thereto) generally will be rated at the time of purchase in the two highest short-term rating categories as rated by a major credit agency or, if unrated, will be of comparable quality as determined by the adviser. A Fund may invest in instruments of lesser quality and does not have any minimum credit quality restriction. Money market instruments maturing in less than one year may yield less than obligations of comparable quality having longer maturities.

Although changes in interest rates can change the market value of a security, the Funds expect those changes to be minimal with respect to these securities, which may be purchased by a Fund for defensive purposes. A Fund’s money market investments may be issued by U.S. banks, foreign banks (including their U.S. branches) or foreign branches and subsidiaries of U.S. banks. Obligations of foreign banks may be subject to foreign economic, political and legal risks. Such risks include foreign economic and political developments, foreign governmental restrictions that may adversely affect payment of principal and interest on the obligations, foreign withholding and other taxes on interest income, difficulties in obtaining and enforcing a judgment against a foreign obligor, exchange control regulations (including currency blockage) and the expropriation or nationalization of assets or deposits. Foreign branches of U.S. banks and foreign banks are not necessarily subject to the same or similar regulatory requirements that apply to domestic banks. For instance, such branches and banks may not be subject to the types of requirements imposed on domestic banks with respect to mandatory reserves, loan limitations, examinations, accounting, auditing, record keeping and the public availability of information. Obligations of such branches or banks will be purchased only when the adviser believes the risks are minimal. In addition, recently, many money market instruments previously thought to be highly liquid have become illiquid. If a Fund’s money market instruments become illiquid, the Fund may be unable to satisfy certain of its obligations or may only be able to do so by selling other securities at prices or times that may be disadvantageous to do so.

The Funds may seek to minimize risk by investing in money market instruments, which are high-quality, short-term securities. Although changes in interest rates can change the market value of a security, the Funds expect those changes to be minimal with respect to these securities, which are often purchased for defensive purposes. However, even though money market instruments are generally considered to be high quality and a low-risk investment, recently a number of issuers of money market and money market-type instruments have experienced financial difficulties, leading in some cases to rating downgrades and decreases in the value of their securities.

Money market obligations of foreign banks or of foreign branches or subsidiaries of U.S. banks may be subject to different risks than obligations of domestic banks, such as foreign economic, political and legal developments and the fact that different regulatory requirements apply. In addition, recently, many money market instruments previously thought to be highly liquid have become illiquid. If a Fund’s money market instruments become illiquid, the Fund may be unable to satisfy certain of its obligations or may only be able to do so by selling other securities at prices or times that may be disadvantageous to do so.

PORTFOLIO TURNOVER

Each Fund’s portfolio turnover rate for a fiscal year is calculated by dividing the lesser of purchases or sales of portfolio securities, excluding securities having maturity dates at acquisition of one year or less, for the fiscal year by the monthly average of the value of the portfolio securities owned by a Fund during the fiscal year. High portfolio turnover involves correspondingly greater brokerage commissions and other transaction costs, which will be borne directly by a Fund, thereby decreasing a Fund’s total return. High portfolio turnover also may give rise to additional taxable income for the Fund’s shareholders, including through the realization of short term capital gains which are typically taxed to shareholders at ordinary income tax rates, and therefore can result in higher taxes for shareholders that hold their shares in taxable accounts. It is impossible to predict with certainty whether future portfolio turnover rates will be higher or lower than those experienced during past periods.

Generally, each Fund intends to invest for long-term purposes. However, the rate of portfolio turnover will depend upon market and other conditions, and it will not be a limiting factor when a Fund’s adviser believes that portfolio changes are appropriate. Each Fund anticipates that its portfolio turnover rate will vary significantly from time to time depending on the volatility of economic, market and other conditions. The rate of portfolio turnover will not be a limiting factor when the Adviser believes that portfolio changes are appropriate.

TEMPORARY DEFENSIVE POSITIONS

Each Fund has the flexibility to respond promptly to changes in market and economic conditions. In the interest of preserving shareholders’ capital, Loomis Sayles may employ a temporary defensive strategy if it determines such a strategy to be warranted. Pursuant to such a defensive strategy, each Fund may temporarily hold cash (U.S. dollars, foreign currencies or multinational currency units) and/or invest up to 100% of its assets in cash, high quality debt securities or money market instruments of U.S. or foreign issuers. It is impossible to predict whether, when or for how long the Funds will employ temporary defensive strategies. The use of temporary defensive strategies may prevent the Funds from achieving their objectives.

In addition, pending investment of proceeds from new sales of Fund shares or to meet ordinary daily cash needs, the Funds may temporarily hold cash (U.S. dollars, foreign currencies or multinational currency units) and may invest any portion of its assets in money market or other short-term high quality instruments.

PORTFOLIO HOLDINGS INFORMATION

The Trust’s Board of Trustees has adopted policies to limit the disclosure of confidential portfolio holdings information and to ensure equal access to such information, except in certain circumstances as approved by the Board of Trustees. These policies are summarized below. Generally, portfolio holdings information will not be disclosed until it is first posted on the Funds’ website at www.loomissayles.com. Generally, full portfolio holdings information will not be posted until it is aged at least 30 days. A list of the Funds’ top 10 holdings will generally be available on a monthly basis within 7 business days after month end. Any holdings information that is released must clearly indicate the date of the information, and must state that due to active management the Funds may or may not still invest in the securities listed. Portfolio characteristics, such as industry/sector breakdown, current yield, quality breakdown, duration, average price-earnings ratio and other similar information may be provided on a current basis. However, portfolio characteristics do not include references to specific portfolio holdings.

The Board of Trustees has approved exceptions to the general policy on the sharing of portfolio holdings information as in the best interests of the Funds:

(1)	Disclosure of portfolio holdings posted on the Funds’ website provided the information is shared no sooner than the next day following the day on which the information is posted;

(2)	Disclosure to firms offering industry-wide services, provided that the firm has agreed in writing to maintain the confidentiality of the Funds’ portfolio holdings. The only entity that receives information pursuant to this exception is FactSet (daily disclosure of full portfolio holdings provided the next business day);

(3)	Disclosure (subject to a written confidentiality provision) to Broadridge Financial Solutions, Inc. as part of the proxy voting recordkeeping services provided to the Funds, and to Institutional Shareholder Services, Inc. and Glass Lewis & Co., LLC, as part of the proxy voting administration and research services, respectively, provided to the Funds’ adviser (votable portfolio holdings of issuers as of record date for shareholder meetings);

(4)	Disclosure to employees of each Fund’s adviser, principal underwriter, administrator, custodian, financial printer, Fund accounting agent, independent registered public accounting firm, Fund counsel and Independent Trustees’ counsel, as well as to broker-dealers executing portfolio transactions for the Funds, provided that such disclosure is made for bona fide business purposes; and

(5)	Other disclosures made for non-investment purposes, but only if approved in writing in advance by an officer of the Funds. Such exceptions will be reported to the Board of Trustees.

With respect to (2) through (4) above, disclosure is made pursuant to procedures that have been approved by the Board of Trustees and may be made by employees of each Fund’s adviser, administrator or custodian. With respect to (5) above, approval will be granted only when the officer determines that the Funds have a legitimate business reason for sharing the portfolio holdings information and the recipients are subject to a duty of confidentiality, including a duty not to trade on the information. As of the date of this Statement, the only entities that receive information pursuant to this exception are RR Donnelley (quarterly, or more frequently as needed, disclosure of full portfolio holdings) for the purpose of performing certain functions related to the production of the Funds’ semiannual financial statements, quarterly Form N-Q filing and other related items, Electra Information Systems, Inc. (daily disclosure of full portfolio holdings) for the purpose of performing certain electronic reconciliations of portfolio holdings for the Funds, Barclays Capital (periodic disclosure of full portfolio holdings) and Yield Book (periodic disclosure of full portfolio holdings) for the purpose of performing certain portfolio analytics for the adviser, Securities Class Action Services, LLC. (daily disclosure of full portfolio holdings, provided the next business day) for the purpose of monitoring and processing any applicable class action lawsuits filed, and Ernst & Young LLP (annually, or more frequently as needed, disclosure of foreign equity securities) for the purpose of performing certain functions related to the production of the Funds’ U.S. federal income and excise tax returns. Although the Trust may enter into written confidentiality agreements, in other circumstances, such as those described in (4) above, the obligation to keep information confidential may be based on common law, professional or statutory duties of confidentiality. Common law, professional or statutory duties of confidentiality, including the duty not to trade on the information, may not be as clearly delineated and may be more difficult to enforce than contractual duties. Each Fund’s officers determine on a case by case basis whether it is appropriate for the Funds to rely on such common law, professional or statutory duties. The Board of Trustees exercises oversight of the disclosure of portfolio holdings by, among other things, receiving and reviewing reports from each Fund’s chief compliance officer regarding any material issues concerning each Fund’s disclosure of portfolio holdings or from officers of the Funds in connection with proposed new exceptions or new disclosures pursuant to item (5) above.

Notwithstanding the above, there is no assurance that the Funds’ policies on the sharing of portfolio holdings information will protect the Funds from the potential misuse of holdings by individuals or firms in possession of that information.

Other registered investment companies that are advised or sub-advised by each Fund’s adviser may be subject to different portfolio holdings disclosure policies, and neither the adviser nor the Board of Trustees of each Trust exercises control over such policies or disclosure. In addition, separate account clients of the adviser have access to their portfolio holdings and are not subject to each Fund’s portfolio holdings disclosure policies. Some of the Funds that are advised or sub-advised by the adviser and some of the separate accounts managed by the adviser have investment objectives and strategies that are substantially similar or identical to the Funds’, and therefore potentially substantially similar and in certain cases nearly identical, portfolio holdings as certain funds.

In addition, any disclosures of portfolio holdings information by each Fund or its adviser must be consistent with the anti-fraud provisions of the federal securities laws, each Fund and the adviser’s fiduciary duty to shareholders and each Fund’s code of ethics. Each Fund’s policies expressly prohibit the sharing of portfolio holdings information if each Fund, its adviser, or any other affiliated party receives compensation or other consideration in connection with such arrangement. The term “consideration” includes any agreement to maintain assets in a Fund or in other funds or accounts managed by each Fund’s adviser or by any affiliated person of the adviser.

MANAGEMENT OF THE TRUST

The Trust is governed by a Board of Trustees, which is responsible for generally overseeing the conduct of Fund business and for protecting the interests of shareholders. The trustees meet periodically throughout the year to oversee the Funds’ activities, review contractual arrangements with companies that provide services to the Funds and review the Funds’ performance.

Trustees and Officers

The table below provides certain information regarding the trustees and officers of the Trust. For purposes of this table and for purposes of this Statement, the term “Independent Trustee” means those trustees who are not “interested persons,” as defined in the 1940 Act, of the Trust and, when applicable, who have no direct or indirect financial interest in the approval of a matter being voted on by the relevant Board of Trustees. For purposes of this Statement, the term “Interested Trustee” means those trustees who are “interested persons” of the Trust and, when applicable, who have a direct or indirect financial interest in the approval of a matter being voted on by the Board of Trustees.

The following table provides information about the members of the Board of Trustees of the Trust (the “Board”) including information about their principal occupations during the past five years, information about other directorships held at public companies, and a summary of the experience, qualifications, attributes or skills that led to the conclusion that the trustee should serve as such. Unless otherwise indicated, the address of all persons below is 399 Boylston Street, Boston, MA 02116.

Name and Year of Birth	Position(s) Held with the Trust, Length of Time Served and Term of Office[1]	Principal Occupation(s) During Past 5 Years	Number of Portfolios in Fund Complex Overseen[2] and Other Directorships Held During Past 5 Years	Experience, Qualifications, Attributes, Skills for Board Membership
INDEPENDENT TRUSTEES
Daniel M. Cain (1945)	Trustee Since 2003 Chairman of the Contract Review and Governance Committee	Chairman (formerly, President and Chief Executive Officer), Cain Brothers & Company, Incorporated (investment banking firm)	41 Director, Sheridan Healthcare Inc. (physician practice management)	Significant experience on the Board and on the board of other business organizations (including at a health care organization); experience in the financial industry, (including roles as chairman and former chief executive officer of an investment banking firm)

Kenneth A. Drucker (1945)	Trustee Since 2008 Chairman of the Audit Committee	Retired	41	Significant experience on the Board and on the board of other business organizations (including at investment companies); executive experience (including as treasurer of an aerospace, automotive, and metal manufacturing corporation)

Edmond J. English (1953)	Trustee Since 2013 Contract Review and Governance Committee Member	Chief Executive Officer of Bob’s Discount Furniture (retail)	41 Formerly, Director, BJ’s Wholesale Club (retail); formerly, Director, Citizen’s Financial Group (bank)	Significant experience on the board of other business organizations (including at a retail company and a bank); executive experience (including at a retail company)

Name and Year of Birth	Position(s) Held with the Trust, Length of Time Served and Term of Office[1]	Principal Occupation(s) During Past 5 Years	Number of Portfolios in Fund Complex Overseen[2] and Other Directorships Held During Past 5 Years	Experience, Qualifications, Attributes, Skills for Board Membership
Wendell J. Knox (1948)	Trustee Since 2009 Audit Committee Member	Director (formerly, President and Chief Executive Officer) of Abt Associates Inc. (research and consulting)	41 Director, Eastern Bank (bank); Director, The Hanover Insurance Group (property & casualty insurance)	Significant experience on the Board and on the board of other business organizations (including at a bank and at a property and casualty insurance firm); executive experience (including roles as president and chief executive officer of a consulting company)

Martin T. Meehan (1956)	Trustee Since 2012 Contract Review and Governance Committee Member	Chancellor and faculty member, University of Massachusetts Lowell	41 None	Experience as Chancellor of the University of Massachusetts Lowell; experience on the board of other business organizations; government experience (including as a member of the U.S. House of Representatives); academic experience

Sandra O. Moose (1942)	Chairperson of the Board of Trustees since November 2005 Trustee since 2003 Ex officio member of the Audit Committee and Contract Review and Governance Committee	President, Strategic Advisory Services (management consulting)	41 Director, Verizon Communications (telecommunications company); Director, AES Corporation (international power company) ; Formerly, Director, Rohm and Haas Company (specialty chemicals)	Significant experience on the Board and on the board of other business organizations (including at a telecommunications company, an international power company and a specialty chemicals corporation); executive experience (including at a management consulting company)

Name and Year of Birth	Position(s) Held with the Trust, Length of Time Served and Term of Office[1]	Principal Occupation(s) During Past 5 Years	Number of Portfolios in Fund Complex Overseen[2] and Other Directorships Held During Past 5 Years	Experience, Qualifications, Attributes, Skills for Board Membership
Erik R. Sirri (1958)	Trustee Since 2009 Audit Committee Member	Professor of Finance at Babson College; formerly, Director of the Division of Trading and Markets at the Securities and Exchange Commission	41 None	Significant experience on the Board; experience as Director of the Division of Trading and Markets at the Securities and Exchange Commission; academic experience; training as an economist

Peter J. Smail (1952)	Trustee Since 2009 Audit Committee Member	Retired	41 None	Significant experience on the Board; mutual fund industry and executive experience, (including roles as president and chief executive officer for an investment adviser)

Cynthia L. Walker (1956)	Trustee Since 2005 Contract Review and Governance Committee Member	Deputy Dean for Finance and Administration, Yale University School of Medicine	41 None	Significant experience on the Board; executive experience in a variety of academic organizations, (including roles as dean for finance and administration)
INTERESTED TRUSTEES
Robert J. Blanding[3] (1947) 555 California Street San Francisco, CA 94104	Trustee Since 2002 Since 2002 President and Chief Executive Officer	President, Chairman, Director and Chief Executive Officer, Loomis, Sayles & Company, L.P.	41 None	Significant experience on the Board; continuing service as President, Chairman, and Chief Executive Officer of Loomis, Sayles & Company, L.P.

David L. Giunta[4] (1965)	Trustee since 2011 Since 2008 Executive Vice President	President and Chief Executive Officer, NGAM Distribution Corporation, NGAM Advisors, L.P. and NGAM Distribution, L.P	41 None	Significant experience on the Board; continuing experience as President and Chief Executive Officer of NGAM Advisors, L.P. and NGAM Distribution, L.P.

Name and Year of Birth	Position(s) Held with the Trust, Length of Time Served and Term of Office[1]	Principal Occupation(s) During Past 5 Years	Number of Portfolios in Fund Complex Overseen[2] and Other Directorships Held During Past 5 Years	Experience, Qualifications, Attributes, Skills for Board Membership
John T. Hailer[5] (1960)	Trustee Since 2003	President and Chief Executive Officer-U.S. and Asia, Natixis Global Asset Management, L.P	41 None	Significant experience on the Board; continuing experience as President and Chief Executive Officer -U.S. and Asia, Natixis Global Asset Management, L.P

[1]	Each trustee serves until retirement, resignation or removal from the Board. The current retirement age is 75. The position of Chairperson of the Board is appointed for a three-year term. Ms. Moose was appointed to serve an additional three-year term as the Chairperson of the Board on December 13, 2013.
[2]	The trustees of the Trusts serve as trustees of a fund complex that includes all series of the Natixis Funds Trust I, Natixis Funds Trust II, Natixis Funds Trust IV and Gateway Trust (collectively, the “Natixis Funds Trusts”), Loomis Sayles Funds I and Loomis Sayles Funds II (collectively, the “Loomis Sayles Funds Trusts”), and Hansberger International Series (collectively, the “Fund Complex”).
[3]	Mr. Blanding is deemed an “interested person” of the Trust because he holds the following positions with affiliated persons of the Trust: President, Chairman, Director and Chief Executive Officer of Loomis Sayles and Director of Loomis Sayles Investment Asia Pte., Ltd.
[4]	Mr. Giunta is deemed an “interested person” of the Trust because he holds the following positions with affiliated persons of the Trust: President and Chief Executive Officer, NGAM Distribution Corporation, NGAM Advisors, L.P. and NGAM Distribution, L.P.
[5]	Mr. Hailer is deemed an “interested person” of the Trust because he holds the following positions with affiliated persons of the Trust: President and Chief Executive Officer-U.S. and Asia, Natixis Global Asset Management, L.P.

Name and Year of Birth	Position(s) Held with the Trust	Term of Office* and Length of Time Served	Principal Occupation During Past 5 Years**
OFFICERS OF THE TRUST
Coleen Downs Dinneen (1960)	Secretary, Clerk and Chief Legal Officer	Since September 2004	Executive Vice President, General Counsel, Secretary and Clerk, NGAM Distribution Corporation, NGAM Advisors, L.P. and NGAM Distribution, L.P.

Daniel J. Fuss (1933) One Financial Center Boston, MA 02111	Executive Vice President	Since June 2003	Vice Chairman and Director, Loomis, Sayles & Company, L.P.

Russell L. Kane (1969)	Chief Compliance Officer, Assistant Secretary and Anti-Money Laundering Officer	Chief Compliance Officer since May 2006; Assistant Secretary since June 2004; and Anti- Money Laundering Officer since April 2007	Chief Compliance Officer
for Mutual Funds, Senior
Vice President, Deputy
General Counsel, Assistant
Secretary and Assistant
Clerk, NGAM Distribution
Corporation, NGAM
Advisors, L.P. and NGAM
Distribution, L.P.

Michael C. Kardok (1959)	Treasurer, Principal Financial and Accounting Officer	Since October 2004	Senior Vice President, NGAM Advisors, L.P. and NGAM Distribution, L.P.

*	Each officer of the Trust serves for an indefinite term in accordance with the Trust’s current by-laws until the date his or her successor is elected and qualified, or until he or she sooner dies, retires, is removed or becomes disqualified.
**	Each person listed above, except as noted, holds the same position(s) with the Fund Complex. Mr. Fuss is not an officer of the Natixis Funds Trusts or the Hansberger International Series. Previous positions during the past five years with the Distributor, NGAM Advisors or Loomis Sayles are omitted if not materially different from a trustee’s or officer’s current position with such entity.

Qualifications of Trustees

The preceding tables provide an overview of the considerations that led the Board to conclude that each individual serving as a trustee of the Trust should so serve. The current members of the Board have joined the Board at different points in time. Generally, no one factor was determinative in the original selection of an individual to join the Board. Among the factors the Board considered when concluding that an individual should serve on the Board were the following: (i) the individual’s knowledge in matters relating to the mutual fund industry; (ii) any experience possessed by the individual as a director or senior officer of other public companies; (iii) the individual’s educational background; (iv) the individual’s reputation for high ethical standards and personal and professional integrity; (v) any specific financial, technical or other expertise possessed by the individual, and the extent to which such expertise would complement the Board’s existing mix of skills and qualifications; (vi) the individual’s perceived ability to contribute to the ongoing functions of the Board, including the individual’s ability and commitment to attend meetings regularly and work collaboratively with other members of the Board; (vii) the individual’s ability to qualify as an Independent Trustee for purposes of applicable regulations; and (viii) such other factors as the Board determined to be relevant in light of the existing composition of the Board and any anticipated vacancies or other transitions. Each trustee’s professional experience and additional considerations that contributed to the Board’s conclusion that an individual should serve on the Board are summarized in the tables above.

Leadership and Structure of the Board

The Board of Trustees is led by the Chairperson of the Board, who is an Independent Trustee. The Board of Trustees currently consists of twelve trustees, nine of whom are Independent Trustees. The trustees have delegated significant oversight authority to the two standing committees of the Trust, the Audit Committee and Contract Review and Governance Committee, both of which consist solely of Independent Trustees. These committees meet separately and at times jointly, with the joint meetings intended to educate and involve all Independent Trustees in significant committee-level topics. As well as handling matters directly, the committees raise matters to the Board of Trustees for consideration. In addition to the oversight performed by the committees and the Board of Trustees, the Chairperson of the Board and the chairpersons of each committee interact frequently with management regarding topics to be considered at Board and committee meetings as well as items arising between meetings. At least once a year the Board of Trustees reviews its governance structure. The Board of Trustees believes its leadership structure is appropriate and effective in that it allows for oversight at the committee or board level, as the case may be, while facilitating communications among the trustees and between the Board and Fund management.

The Contract Review and Governance Committee of the Trust considers matters relating to advisory, subadvisory and distribution arrangements, potential conflicts of interest between the adviser and the Trust, and governance matters relating to the Trust. During the fiscal year ended September 30, 2013, this Committee held five meetings. The Contract Review and Governance Committee also makes nominations for Independent Trustee membership on the Board of Trustees when necessary and considers recommendations from shareholders of the Funds that are submitted in accordance with the procedures by which shareholders may communicate with the Board of Trustees. Pursuant to those procedures, shareholders must submit a recommendation for nomination in a signed writing addressed to the attention of the Board of Trustees, c/o Secretary of the Funds, NGAM Advisors, L.P., 399 Boylston Street, 12th Floor, Boston, MA 02116. This written communication must (i) be signed by the shareholder, (ii) include the name and address of the shareholder, (iii) identify the Fund(s) to which the communication relates, and (iv) identify the account number, class and number of shares held by the shareholder as of a recent date or the intermediary through which the shares are held. The recommendation must be received in a timely manner (and in any event no later than the date specified for receipt of shareholder proposals in any applicable proxy statement with respect to a Fund). A recommendation for trustee nomination shall be kept on file and considered by the Board for six (6) months from the date of receipt, after which the recommendation shall be considered stale and discarded. The recommendation must contain sufficient background information concerning the trustee candidate to enable a proper judgment to be made as to the candidate’s qualifications.

The Contract Review and Governance Committee has not established specific, minimum qualifications that must be met by an individual to be recommended for nomination as an Independent Trustee. When identifying an individual to potentially fill a vacancy on the Fund’s Board, the Contract Review and Governance Committee may seek referrals from a variety of sources, including current trustees, management of the Trust, Fund counsel, and counsel to the trustees, as well as shareholders of a Fund in accordance with the procedures described above. In evaluating candidates for a position on the Board, the Contract Review and Governance Committee may consider a variety of factors, including (i) the nominee’s knowledge of the mutual fund industry; (ii) any experience possessed by the nominee as a director or senior officer of a financial services company or a public company; (iii) the nominee’s educational background; (iv) the nominee’s reputation for high ethical standards and personal and professional integrity; (v) any specific financial, technical or other expertise possessed by the nominee, and the extent to which such expertise would complement the Board’s existing mix of skills and qualifications; (vi) the nominee’s perceived ability to contribute to the ongoing functions of the Board, including the nominee’s ability and commitment to attend meetings regularly and work collaboratively with other members of the Board; (vii) the nominee’s ability to qualify as an Independent Trustee for purposes of applicable regulations; and (viii) such other factors as the Committee may request in light of the existing composition of the Board and any anticipated vacancies or other transitions.

The Audit Committee of the Trust consists solely of Independent Trustees and considers matters relating to the scope and results of the Trust’s audits and serves as a forum in which the independent registered public accounting firm can raise any issues or problems identified in an audit with the Board of Trustees. This Committee also reviews and monitors compliance with stated investment objectives and policies, SEC regulations as well as operational issues relating to the transfer agent, administrator, sub-administrator and custodian. In addition, the Audit Committee implements procedures for receipt, retention and treatment of complaints received by a Fund regarding its accounting, internal accounting controls and the confidential, anonymous submission by officers of a Fund or employees of certain service providers of concerns related to such matters. During the fiscal year ended September 30, 2013, this Committee held four meetings.

The current membership of each committee is as follows:

Audit Committee	Contract Review and Governance Committee
Kenneth A. Drucker– Chairman	Daniel M. Cain – Chairman
Wendell J. Knox	Edmond J. English
Erik R. Sirri	Martin T. Meehan
Peter J. Smail	Cynthia L. Walker

As chairperson of the Board of Trustees, Ms. Moose is an ex officio member of both Committees.

Board’s Role in Risk Oversight of the Funds

The Board’s role is one of oversight of the practices and processes of the Funds and their service providers, rather than active management of the Trust, including in matters relating to risk management. The Board seeks to understand the key risks facing the Funds, including those involving conflicts of interest; how Fund management identifies and monitors these risks on an ongoing basis; how Fund management develops and implements controls to mitigate these risks; and how Fund management tests the effectiveness of those controls. The Board cannot foresee, know, or guard against all risks, nor are the trustees guarantors against risk.

Periodically, Fund officers provide the full Board with an overview of the enterprise risk assessment program in place at NGAM Advisors and the Distributor, which serve as the administrator of and principal underwriter to the Funds, respectively. Fund officers on a quarterly and annual basis also provide the Board (or one of its standing committees) with written and oral reports on regulatory and compliance matters, operational and service provider matters, organizational developments, product proposals, Fund and internal audit results, and insurance and fidelity bond coverage, along with a discussion of the risks and controls associated with these matters, and periodically make presentations to management on risk issues and industry best practices. Fund service providers, including advisers, sub-advisers, transfer agents and the custodian, periodically provide Fund management and/or the Board with information about their risk assessment programs and/or the risks arising out of their activities. The scope and frequency of these reports vary. Fund officers also communicate with the trustees between meetings regarding material exceptions and other items germane to the Board’s risk oversight function.

Pursuant to Rule 38a-1 under the 1940 Act, the Board has appointed a Chief Compliance Officer (“CCO”) who is responsible for administering the Funds’ compliance program, including monitoring and enforcing compliance by the Funds and their service providers with the federal securities laws. The CCO has an active role in daily Fund operations and maintains a working relationship with all relevant advisory, compliance, operations and administration personnel for the Funds’ service providers. On at least a quarterly basis, the CCO reports to the Independent Trustees on significant compliance program developments, including material compliance matters, and on an annual basis, the CCO provides the full Board with a written report that summarizes his review and assessment of the adequacy of the compliance programs of the Funds and their service providers. The CCO also periodically communicates with the Audit Committee members between its scheduled meetings.

Fund Securities Owned by the Trustees

As of December 31, 2013, the trustees had the following ownership of the Funds:

Name of Trustee	Dollar Range of Equity Securities in the Loomis Sayles High Income Opportunities Fund[1]	Dollar Range of Equity Securities in the Loomis Sayles Securitized Asset Fund[1]	Aggregate Dollar Range of Equity Securities in All Registered Investment Companies Overseen by Trustee in Family of Investment Companies[1]
INDEPENDENT TRUSTEES

Daniel M. Cain[2]	A	A	E

Kenneth A. Drucker	A	A	E

Edmond J. English	A	A	E

Wendell J. Knox[2]	A	A	E

Martin T. Meehan	A	A	E

Sandra O. Moose	A	A	E

Erik R. Sirri[2]	A	A	E

Peter J. Smail	A	A	E

Cynthia L. Walker[2]	A	A	E

INTERESTED TRUSTEES

Robert J. Blanding	A	A	E

David L. Giunta	A	A	E

John T. Hailer	A	A	E

[1]	A. None
B. $1 - 10,000
C. $10,001 - $50,000
D. $50,001 - $100,000
E. over $100,000
[2]	Amounts include economic value of notional investments held through the deferred compensation plan.

Trustee Fees

The Trust pays no compensation to its officers or to Trustees who are employees, officers or directors of NGAM Advisors, the Distributor or their affiliates.

Effective January 1, 2014, the Chairperson of the Board receives a retainer fee at the annual rate of $300,000. The Chairperson does not receive any meeting attendance fees for Board of Trustees meetings or committee meetings that she attends. Each Trustee who is not an employee, officer or director of NGAM Advisors, the Distributor or their affiliates (other than the Chairperson) receives, in the aggregate, a retainer fee at the annual rate of $130,000. Each Trustee who is not an employee, officer or director of NGAM Advisors, the Distributor or their affiliates also receives a meeting attendance fee of $10,000 for each meeting of the Board of Trustees that he or she attends in person and $5,000 for each meeting of the Board of Trustees that he or she attends telephonically. In addition, each committee chairman receives an additional retainer fee at the annual rate of $17,500. Each Contract Review and Governance Committee and Audit Committee member is compensated $6,000 for each Committee meeting that he or she attends in person and $3,000 for each committee meeting that he or she attends telephonically. These fees are allocated among the mutual fund portfolios in the Natixis Funds Trusts, Loomis Sayles Funds Trusts and Hansberger International Series based on a formula that takes into account, among other factors, the relative net assets of each mutual fund portfolio.

During the fiscal year ended September 30, 2013, the Trustees of the Trust received the amounts set forth in the following table for serving as a trustee of the Trust and for also serving as trustees of the Natixis Funds Trust I, Natixis Funds Trust II, Natixis Funds Trust IV, Loomis Sayles Funds II, Gateway Trust and Hansberger International Series. The table also sets forth, as applicable, pension or retirement benefits accrued as part of fund expenses, as well as estimated annual retirement benefits:

Compensation Table

For the Fiscal Year Ended September 30, 2013

Name of Person, Position	Aggregate Compensation from Trust[1]	Pension or Retirement Benefits Accrued as Part of Trust Expenses	Estimated Annual Benefits Upon Retirement	Total Compensation From the Fund Complex[2] Paid to Trustee
Independent Trustees
Graham T. Allison, Jr.[3]	$12,924	$0	$0	$39,750
Charles D. Baker[4]	$58,311	$0	$0	$180,000
Daniel M. Cain	$63,152	$0	$0	$193,875
Kenneth A. Drucker	$64,776	$0	$0	$200,375
Edmond J. English[5]	$46,523	$0	$0	$145,250
Wendell J. Knox	$59,935	$0	$0	$186,500
Martin T. Meehan	$59,447	$0	$0	$185,000
Sandra O. Moose	$107,150	$0	$0	$280,000
Erik R. Sirri	$59,447	$0	$0	$185,000
Peter J. Smail	$59,447	$0	$0	$185,000
Cynthia L. Walker	$59,935	$0	$0	$186,500
Interested Trustees
Robert J. Blanding	$0	$0	$0	$0
David L. Giunta	$0	$0	$0	$0
John T. Hailer	$0	$0	$0	$0

[1]	Amounts include payments deferred by trustees for the fiscal year ended September 30, 2013, with respect to the Trust. The total amount of deferred compensation accrued for the Trust as of September 30, 2013 for the Trustees is as follows: Allison: $452,703; Cain: $388,989; English: $47,609; Knox: $312,661; Meehan: $39,448; Sirri: $240,521 and Walker: $486,254.
[2]	Total Compensation represents amounts paid during the fiscal year ended September 30, 2013 to a trustee for serving on the board of trustees of seven (7) trusts with a total of forty-three (43) funds as of September 30, 2013.
[3]	Mr. Allison retired from the Board effective December 31, 2012.
[4]	Mr. Baker resigned from the Board effective December 31, 2013.
[5]	Mr. English was appointed as a trustee effective January 1, 2013.

The Natixis Funds Trusts, Loomis Sayles Funds Trusts and Hansberger International Series do not provide pension or retirement benefits to trustees, but have adopted a deferred payment arrangement under which each trustee may elect not to receive fees from the Funds on a current basis but to receive in a subsequent period an amount equal to the value that such fees would have been if they had been invested in a Fund or Funds selected by the trustee on the normal payment date for such fees.

Code of Ethics. The Trust, Loomis Sayles, and NGAM Distribution, L.P. each have adopted a code of ethics under Rule 17j-1 of the 1940 Act. These codes of ethics permit the personnel of these entities to invest in securities, including securities that a Fund may purchase or hold. The codes of ethics are available on the SEC’s IDEA system which can be accessed through www.sec.gov.

Proxy Voting Policies. The Board of Trustees of the Funds has adopted the Proxy Voting Policy and Guidelines (the “Procedures”) for the voting of proxies for securities held by any Funds. Under the Procedures, the responsibility for voting proxies generally is delegated to Loomis Sayles, the investment adviser. Decisions regarding the voting of proxies shall be made solely in the interest of a Fund and its shareholders. The exclusive purpose shall be to provide benefits to the shareholders of a Fund by considering those factors that affect the value of the securities. The adviser shall exercise its fiduciary responsibilities to vote proxies with respect to a Fund’s investments that are managed by that adviser in a prudent manner in accordance with the Procedures and the proxy voting policies of the adviser. Proposals that, in the opinion of the adviser, are in the best interests of shareholders are generally voted “for” and proposals that, in the judgment of the adviser, are not in the best interests of shareholders are generally voted “against.” The adviser is responsible for maintaining certain records and reporting to the Audit Committee of the Trust in connection with the voting of proxies. Upon request for reasonable periodic review as well as annual reporting to the SEC, the adviser shall make available to each Fund, or NGAM Advisors, each Fund’s administrator, the records and information maintained by the adviser under the Procedures.

Loomis Sayles uses the services of third parties (“Proxy Voting Services”) to research and administer the vote on proxies for those accounts and funds for which Loomis Sayles has voting authority. Each Proxy Voting Service has a copy of Procedures and provides vote recommendations or analysis to Loomis Sayles based on the Proxy Voting Service’s own research. Loomis Sayles will generally follow its express policy with input from the Proxy Voting Services unless Loomis Sayles’ Proxy Committee (the “Proxy Committee”) determines that the client’s best interests are served by voting otherwise.

All issues presented for shareholder vote will be considered under the oversight of the Proxy Committee. All non-routine issues will be directly considered by the Proxy Committee and, when necessary, the equity analyst following the company or the portfolio manager of a Fund holding the security, and will be voted in the best investment interests of the Fund. All routine “for” and “against” issues will be voted according to Loomis Sayles’ policy approved by the Proxy Committee unless special factors require that they be considered by the Proxy Committee and, when necessary, the equity analyst following the company or the portfolio manager of a Fund holding the security. Loomis Sayles’ Proxy Committee has established these routine policies in what it believes are the best investment interests of Loomis Sayles’ clients.

The specific responsibilities of the Proxy Committee include (1) the development, authorization, implementation and update of the Procedures, including an annual review of the Procedures, existing voting guidelines and the proxy voting process in general, (2) oversight of the proxy voting process, including oversight of the vote on proposals according to the predetermined policies in the voting guidelines, directing the vote on proposals where there is reason not to vote according to the predetermined policies in the voting guidelines or where proposals require special consideration, and consultation with the portfolio managers and analysts for the Fund holding the security when necessary or appropriate and (3) engagement and oversight of third-party vendors, including Proxy Voting Services.

Loomis Sayles has established several policies to ensure that proxies are voted in its clients’ best interest and are not affected by any possible conflicts of interest. First, except in certain limited instances, Loomis Sayles votes in accordance with its pre-determined policies set forth in the Procedures. Second, where these Procedures allow for discretion, Loomis Sayles will generally consider the recommendations of the Proxy Voting Services in making its voting decisions. However, if the Proxy Committee determines that the Proxy Voting Services’ recommendation is not in the best interest of its clients, then the Proxy Committee may use its discretion to vote against the Proxy Voting Services’ recommendation, but only after taking the following steps: (1) conducting a review for any material conflict of interest Loomis Sayles may have and, (2) if any material conflict is found to exist, excluding anyone at Loomis Sayles who is subject to that conflict of interest from participating in the voting decision in any way. However, if deemed necessary or appropriate by the Proxy Committee after full prior disclosure of any conflict, that person may provide information, opinions or recommendations on any proposal to the Proxy Committee. In such event the Proxy Committee will make reasonable efforts to obtain and consider, prior to directing any vote information, opinions or recommendations from or about the opposing position on any proposal.

Information regarding how the Funds voted proxies related to their respective portfolio securities during the 12-month period ended June 30, 2013 is available on (i) the Funds’ website at www.loomissayles.com and (ii) the SEC’s website at www.sec.gov.

OWNERSHIP OF FUND SHARES

The following table provides information on the principal holders of each Fund. A principal holder is a person who owns of record or beneficially 5% or more of any class of a Fund’s outstanding securities. Information provided in this table is as of January 3, 2014.*

To the extent that any shareholder listed below beneficially owns more than 25% of a Fund, it may be deemed to “control” such Fund within the meaning of the 1940 Act. The effect of such control may be to reduce the ability of other shareholders of such Fund to take actions requiring the affirmative vote of holders of a plurality or majority of a Fund’s shares without the approval of the controlling shareholder.

Share Class	Shareholder and Address	Percentage of Shares Held

Loomis Sayles High Income Opportunities Fund
Institutional
	Merrill Lynch Pierce Fenner & Smith Inc. Jacksonville, FL 32246-6484	32.71%
	UBS WM USA Jersey City, NJ 07310-2055	20.36
	Northern Minnesota Wisconsin Area Retail Clerk St. Paul, MN 55107-2292	16.43%

	Iron Workers of Western Pennsylvania Pension Plan Pittsburg, PA 15222-4512	11.33%
	Charles Schwab & Co. Inc. San Francisco, CA 94105-1905	5.65%
Loomis Sayles Securitized Asset Fund[1]
Institutional
	Merrill Lynch Pierce Fenner & Smith Inc. Jacksonville, FL 32246-6484	78.83%
	UBS WM USA Jersey City, NJ 07310-2055	12.81%

*	Such ownership may be beneficially held by individuals or entities other than the owner listed. To the extent that any listed shareholder beneficially owns more than 25% of a Fund, it may be deemed to “control” such Fund within the meaning of the 1940 Act. The effect of such control may be to reduce the ability of other shareholders of such Fund to take actions requiring the affirmative vote of holders of a plurality or majority of the Fund’s shares without the approval of the controlling shareholder.
[1]	As of January 3, 2014, Merrill Lynch Pierce Fenner & Smith Inc., (“MLPF&S”) For the Sole Benefit of Its Customers, Jacksonville FL 32246-6484 owned 32.71% of Loomis Sayles High Income Opportunities Fund and therefore may be presumed to “control” the Fund, as that term is defined in the 1940 Act. However, such ownership may be beneficially held by individuals or entities other than MLPF&S For the Sole Benefit of Its Customers.
[2]	As of January 3, 2014, MLPF&S For the Sole Benefit of Its Customers, Jacksonville FL 32246-6484 owned 78.834% of Loomis Sayles Securitized Asset Fund and therefore may be presumed to “control” the Fund, as that term is defined in the 1940 Act. However, such ownership may be beneficially held by individuals or entities other than MLPF&S For the Sole Benefit of Its Customers.

A Fund may experience large redemptions or investments due to transactions in Fund shares by funds of funds, other large shareholders or similarly managed accounts. While it is impossible to predict the overall effect of these transactions over time, there could be an adverse impact on a Fund’s performance. In the event of such redemptions or investments, a Fund could be required to sell securities or to invest cash at a time when it may not otherwise desire to do so. Such transactions may increase a Fund’s brokerage and/or other transaction costs. In addition, when funds of funds or other investors own a substantial portion of a Fund’s shares, a large redemption by a fund of funds could cause actual expenses to increase, or could result in the Fund’s current expenses being allocated over a smaller asset base, leading to an increase in the Fund’s expense ratio. Redemptions of fund shares could also accelerate the realization of taxable capital gains in the Fund if sales of securities result in capital gains. The impact of these transactions is likely to be greater when a fund of funds or other significant investor purchases, redeems, or owns a substantial portion of the Fund’s shares. When possible, a Fund’s adviser will consider how to minimize these potential adverse effects, and may take such actions as it deems appropriate to address potential adverse effects, including redemption of shares in-kind rather than in cash or carrying out the transactions over a period of time, although there can be no assurance that such actions will be successful.

Management Ownership

As of record on January 3, 2014 the officers and trustees of the Trust collectively owned less than 1% of the then outstanding shares of the Funds.

As of January 3, 2014, the Profit Sharing Plan and Pension Plan each owned less than 1% of the outstanding shares of the Loomis Sayles High Income Opportunities Fund and the Pension Plan owned less than 1% of the Loomis Sayles Securitized Asset Fund.

The trustee of the Pension Plan and Profit Sharing Plan is Charles Schwab Trust Company. The Pension Plan’s Advisory Committee, which is composed of the same individuals listed below as trustees of the Profit Sharing Plan, has the sole voting and investment power with respect to the Pension Plan’s shares. The trustees of the Profit Sharing Plan are John DeBeer, Stephanie Lord, Tom Fahey, Richard Skaggs, Timothy Hunt, Greg O’Hara, John McGraw, Paul Sherba, John Russell, Michael Giles and Kurt Wagner. Except for Timothy Hunt, John DeBeer and John McGraw, each member of the Advisory Committee is an officer and employee of Loomis Sayles. Plan participants are entitled to exercise investment and voting power over shares owned of record by the Profit Sharing Plan. Shares not voted by participants are voted in the same proportion as the shares voted by the voting participants. The address for the Profit Sharing Plan and the Pension Plan is One Financial Center, Boston, Massachusetts.

INVESTMENT ADVISORY AND OTHER SERVICES

Advisory Agreements. Under the advisory agreement with each Fund, Loomis Sayles manages the investment and reinvestment of the assets of each Fund and generally administers its affairs, subject to supervision by the Board. Loomis Sayles furnishes, at its own expense, all necessary office space, facilities and equipment, services of executive and other personnel of the Funds, and certain administrative services. Also, Loomis Sayles has agreed to pay, without reimbursement from the Funds or the Trust, the following expenses of the Funds: compensation to trustees of the Trust who are not “interested persons” (as defined in the 1940 Act) of the Trust; registration, filing and other fees in connection with requirements of regulatory authorities; the charges and expenses of any entity appointed by the Funds for custodial, paying agent, shareholder servicing and plan agent services; charges and expenses of independent registered public accounting firm retained by the Funds; charges and expenses of any transfer agents and registrars appointed by the Funds; any cost of certificates representing shares of the Funds; legal fees and expenses in connection with the day-to-day affairs of the Funds, including registering and qualifying its shares with federal and state regulatory authorities; expenses of meetings of shareholders and trustees of the Trust; the costs of services, including services of counsel, required in connection with the preparation of a Fund’s registration statements and prospectuses, including amendments and revisions thereto, annual, semiannual and other periodic reports of the Funds, and notices and proxy solicitation material furnished to shareholders of a Fund or regulatory authorities, and any costs of printing or mailing these items; and a Fund’s expenses of bookkeeping, accounting, auditing and financial reporting, including related clerical expenses.

The advisory agreement provides that Loomis Sayles will not charge the Funds an investment advisory fee, also known as a management fee, or any other fee for those services or for bearing those expenses. Although the Funds do not compensate Loomis Sayles directly for its services under the advisory agreement, Loomis Sayles will typically receive an advisory fee from the sponsors of “wrap programs,” who in turn charge the programs’ participants. See the Prospectus and the applicable wrap program brochure for more information. Similarly, Loomis Sayles receives an advisory fee directly from institutional clients whose assets it advises under a separate investment management agreement.

The Trust, and not Loomis Sayles or its affiliates, will pay the following expenses: taxes payable by the Trust to federal, state or other governmental agencies; extraordinary expenses as may arise, including expenses incurred in connection with litigation, proceedings, other claims and the legal obligations of the Trust or the Funds to indemnify its trustees, officers, employees, shareholders, distributors, and agents with respect thereto; brokerage fees and commissions (including dealer markups) and transfer taxes chargeable to the Trust in connection with the purchase and sale of portfolio securities for the Funds; costs, including any interest expenses, of borrowing money; costs of hedging transactions; costs of lending portfolio securities; and any expenses indirectly incurred through investments in other pooled investment vehicles.

Each advisory agreement provides that it will continue from year to year if its continuance is approved at least annually (i) by the Board or by vote of a majority of the outstanding voting securities of the relevant Fund and (ii) by vote of a majority of the trustees who are not “interested persons” of the Trust, as that term is defined in the 1940 Act, cast in person at a meeting called for the purpose of voting on such approval. Any material amendment to an advisory agreement must be approved by vote of a majority of the outstanding voting securities of the relevant Fund and by vote of a majority of the trustees who are not such interested persons, cast in person at a meeting called for the purpose of voting on such approval. The agreement may be terminated without penalty by vote of the Board of Trustees or by vote of a majority of the outstanding voting securities of the Funds, upon sixty days’ written notice, by Loomis Sayles upon ninety days’ written notice. Each agreement will terminate automatically in the event of its assignment. In addition, each agreement will automatically terminate if the Trust or the Funds shall at any time be required by Loomis Sayles to eliminate all reference to the words “Loomis” and “Sayles” in the name of the Trust or the Funds, unless the continuance of the agreement after such change of name is approved by a majority of the outstanding voting securities of the relevant Fund and by a majority of the trustees who are not interested persons of the Trust or Loomis Sayles.

The advisory agreement provides that Loomis Sayles shall not be subject to any liability in connection with the performance of its services thereunder in the absence of willful misfeasance, bad faith, gross negligence or reckless disregard of its obligations and duties.

In addition to serving as investment adviser to the Funds and each other series of the Trust, Loomis Sayles acts as investment adviser to each series of Loomis Sayles Funds II, and adviser or subadviser to certain series of Natixis Funds Trust I and Natixis Funds Trust II, each a registered open-end management investment company. Loomis Sayles also serves as subadviser to a number of other open-end management investment companies and also provides investment advice to numerous other corporate and fiduciary clients.

Information About the Organization and Ownership of the Adviser of the Funds

Loomis Sayles, located at One Financial Center, Boston, Massachusetts 02111, serves as adviser to the Funds. Loomis Sayles is a subsidiary owned by Natixis Global Asset Management, L.P. (“Natixis US”). Founded in 1926, Loomis Sayles is one of the oldest investment advisory firms in the United States with over $199.8 billion in assets under management as of December 31, 2013. Loomis Sayles has an extensive internal research staff. Loomis Sayles makes investment decisions for the Funds.

Natixis US is part of Natixis Global Asset Management, an international asset management group based in Paris, France, that is in turn owned by Natixis, a French investment banking and financial services firm. Natixis is principally owned by BPCE, France’s second largest banking group. BPCE is owned by banks comprising two autonomous and complementary retail banking networks consisting of the Caisse d’Epargne regional savings banks and the Banque Populaire regional cooperative banks. An affiliate of the French Government is an investor in non-voting securities of BPCE and has limited, non-controlling representation on the supervisory board of BPCE as well as the right to convert certain shares into common equity of BPCE at a future time. The registered address of Natixis is 30, avenue Pierre Mendès France, 75013 Paris, France. The registered address of BPCE is 50, avenue Pierre Mendès France, 75013 Paris, France.

The 13 principal subsidiary or affiliated asset management firms of Natixis US collectively had over $419 billion in assets under management or administration as of December 31, 2013.

Allocation of Investment Opportunity among Series of the Natixis Funds Trusts and Loomis Sayles Funds Trusts and Other Accounts Managed by the Adviser

Loomis Sayles has organized its business into two investment groups: The Fixed-Income Group and The Equity Group. The Fixed-Income Group and the Equity Group make investment decisions for the funds managed by Loomis Sayles. The groups make investment decisions independently of one another. These groups also have responsibility for the management of other client portfolios. The other investment companies and clients served by Loomis Sayles’ investment platforms sometimes invest in securities in which a fund (or segments thereof) advised or subadvised by Loomis Sayles also invest. If one of these funds and such other clients advised or subadvised by the same investment group of Loomis Sayles desire to buy or sell the same portfolio securities at or about the same time, the respective group allocates purchases and sales, to the extent practicable, on a pro rata basis in proportion to the amount desired to be purchased or sold for each fund or client advised or subadvised by that investment group. It is recognized that in some cases the practices described in this paragraph could have a detrimental effect on the price or amount of the securities which each of the funds purchases or sells. In other cases, however, it is believed that these practices may benefit the relevant fund.

Distribution Agreement. Pursuant to a distribution agreement with the Trust (the “Distribution Agreement”), NGAM Distribution, L.P., 399 Boylston St., Boston, Massachusetts 02116, an affiliate of Loomis Sayles, serves as the general distributor of shares of the Funds. Under the Distribution Agreement, the Distributor is not obligated to sell a specific number of shares. The Distributor bears the cost of making information about the funds available through advertising and other means and the cost of printing and mailing the Prospectus to persons other than shareholders. The Distributor currently is not paid a fee for serving as Distributor for the funds. Loomis Sayles has agreed to reimburse the Distributor to the extent the Distributor incurs expenses in connection with any redemption of fund shares.

The Distribution Agreement was approved by the Trust’s Board of Trustees, including a majority of the trustees who are not interested persons of the Trust (as defined in the 1940 Act) and who have no direct or indirect financial interest in the operations of the Distribution Agreement.

The Distribution Agreement may be terminated at any time with respect to the Funds on 60 days’ written notice to the Distributor by vote of a majority of the outstanding voting securities of the Funds or by vote of a majority of the trustees who are not “interested persons” of the Trust, (as defined in the 1940 Act.) The Distribution Agreement also may be terminated by the Distributor on 90 days’ written notice to the Trust, and the Distribution Agreement automatically terminates in the event of its “assignment,” (as defined in the 1940 Act.) In each such case, such termination will be without payment of any penalty.

The Distribution Agreement will continue in effect for successive one-year periods with respect to the funds, provided that each such continuance is specifically approved (i) by the vote of a majority of the entire Board of Trustees or by vote of a majority of the outstanding voting securities of the funds and (ii) by the vote of a majority of the trustees who are not “interested persons,” as that term is defined in the 1940 Act, of the Trust or the Distributor, in each case cast in person at a meeting called for that purpose.

Administration Services. NGAM Advisors performs certain accounting and administrative services for the Trust, pursuant to an administrative services agreement dated January 1, 2005, as amended from time to time (the “Administrative Agreement”). Under the Administrative Agreement, NGAM Advisors provides the following services to the Funds: (i) personnel that perform bookkeeping, accounting, internal auditing and financial reporting functions and clerical functions relating to the Funds, (ii) services required in connection with the preparation of registration statements and prospectuses, registration of shares in various states, shareholder reports and notices, proxy solicitation material furnished to shareholders of the Funds or regulatory authorities and reports and questionnaires for SEC compliance, and (iii) the various registrations and filings required by various regulatory authorities. For these services, Loomis Sayles (without reimbursement from the Trust or Fund) has agreed to pay NGAM Advisors for services to the Funds under this agreement.

Transfer Agency Services. Pursuant to a contract between the Trust, on behalf of the Funds, and Boston Financial Data Services, Inc. (“Boston Financial”), whose principal business address is 2000 Crown Colony Drive, Quincy, Massachusetts 02169, Boston Financial acts as shareholder servicing and transfer agent for the Funds and is responsible for services in connection with the establishment, maintenance and recording of shareholder accounts, including all related tax and other reporting requirements and the implementation of investment and redemption arrangements offered in connection with the sale of the Funds’ shares. Loomis Sayles has agreed to pay (without reimbursement from the Trust or Fund) fees to Boston Financial for services to the Funds under this agreement.

Custodial Arrangements. State Street Bank and Trust Company (“State Street Bank”), One Lincoln Street, Boston, Massachusetts 02111, is the Trust’s custodian. As such, State Street Bank holds in safekeeping certificated securities and cash belonging to the Funds and, in such capacity, is the registered owner of securities held in book entry form belonging to the Funds. Upon instruction, State Street Bank receives and delivers cash and securities of the Funds in connection with Fund transactions and collects all dividends and other distributions made with respect to Fund portfolio securities. State Street Bank also maintains certain accounts and records of the Funds and calculates the total NAV, total net income and NAV per share of the Funds on a daily basis.

Independent Registered Public Accounting Firm. The Funds’ independent registered public accounting firm is PricewaterhouseCoopers LLP, 125 High Street, Boston, Massachusetts 02110. The independent registered public accounting firm conducts an annual audit of the Funds’ financial statements, assists in the review of federal and state income tax returns and consults with the Funds as to matters of accounting and federal and state income taxation. The financial highlights in the Prospectus for the Funds, and the financial statements contained in the Funds’ annual report for the year ended September 30, 2013 and incorporated by reference into this statement, have been so included in reliance on the reports of the Trust’s independent registered public accounting firm, given on the authority of said firm as experts in auditing and accounting.

Counsel to the Funds. Ropes & Gray LLP, located at Prudential Tower, 800 Boylston Street, Boston, MA 02199, serves as counsel to the Funds.

PORTFOLIO MANAGEMENT INFORMATION

Portfolio Managers’ Management of Other Accounts

As of September 30, 2013, many of the portfolio managers of the Funds managed other accounts in addition to managing the relevant Fund. The following table provides information on the other accounts managed by each portfolio manager.

	Registered Investment Companies				Other Pooled Investment Vehicles				Other Accounts
	Other Accounts Managed		Advisory Fee is Based on Performance		Other Accounts Managed		Advisory Fee is Based on Performance		Other Accounts Managed		Advisory Fee is Based on Performance
Name of Portfolio Manager	# of Accts	Total Assets	# of Accts	Total Assets	# of Accts	Total Assets	# of Accts	Total Assets	# of Accts	Total Assets	# of Accts	Total Assets
Ian Anderson	1	$689.4 million	0	$0	1	$145.1 million	0	$0	14	$669.7 million	0	$0
Matthew J. Eagan	17	$53.4 billion	0	$0	20	$9.7 billion	1	$1.0 billion	160	$21.1 billion	5	$696.8 million
Daniel J. Fuss	15	$53.8 billion	0	$0	4	$2.4 billion	0	$0	166	$20.9 billion	2	$372.9 million
Alessandro Pagani	2	$1.0 billion	0	$0	2	$189.3 million	0	$0	7	$1.4 million	0	$0
Clifton V. Rowe	4	$1.8 billion	0	$0	4	$538.2 million	0	$0	136	$9.1 billion	0	$0
Elaine M. Stokes	13	$51.7 billion	0	$0	15	$7.3 billion	0	$0	157	$20.9 billion	2	$372.9 million

Material Conflicts of Interest

Conflicts of interest may arise in the allocation of investment opportunities and the allocation of aggregated orders among the Funds and other accounts managed by the portfolio managers. A portfolio manager potentially could give favorable treatment to some accounts for a variety of reasons, including favoring larger accounts, accounts that pay higher fees, accounts that pay performance-based fees or accounts of affiliated companies. Such favorable treatment could lead to more favorable investment opportunities or allocations for some accounts. Loomis Sayles makes investment decisions for all accounts (including institutional accounts, mutual funds, hedge funds and affiliated accounts) based on each account’s availability of other comparable investment opportunities and Loomis Sayles’ desire to treat all accounts fairly and equitably over time. The goal of Loomis Sayles is to meet its fiduciary obligation with respect to all clients. Loomis Sayles maintains trade allocation and aggregation policies and procedures to address these potential conflicts. Conflicts of interest also may arise to the extent a portfolio manager short sells a stock in one client account but holds that stock long in other accounts, including the Funds, or sells a stock for some accounts while buying the stock for others, and through the use of “soft dollar arrangements,” which are discussed in the section “Portfolio Transactions and Brokerage.”

Portfolio Managers’ Compensation

The following describes the structure of, and the method used to determine, the compensation of each of the above-listed portfolio managers as of September 30, 2013.

Loomis Sayles believes that portfolio manager compensation should be driven primarily by the delivery of consistent and superior long-term performance for its clients. Portfolio manager compensation is made up primarily of three main components: base salary, variable compensation and a long-term incentive program. Although portfolio manager compensation is not directly tied to assets under management, a portfolio manager’s base salary and/or variable compensation potential may reflect the amount of assets for which the manager is responsible relative to other portfolio managers. Loomis Sayles also offers a profit sharing plan. Base salary is a fixed amount based on a combination of factors, including industry experience, firm experience, job performance and market considerations. Variable compensation is an incentive-based component and generally represents a significant multiple of base salary. Variable compensation is based on four factors: investment performance, profit growth of Loomis Sayles, profit growth of the manager’s business unit and team commitment. Investment performance is the primary component of total variable compensation and generally represents at least 60% of the total. The other three factors are used to determine the remainder of variable compensation, subject to the discretion of the Chief Investment Officer (“CIO”) and senior management. The CIO and senior management evaluate these other factors annually.

While mutual fund performance and asset size do not directly contribute to compensation calculation, investment performance for fixed-income managers is measured by comparing the performance of the Loomis Sayles’ institutional composite (pre-tax and net of fees) in the manager’s style to the performance of an external benchmark (the Barclays U.S. Corporate High Yield Bond Index for the Loomis Sayles High Income Opportunities Fund and the Barclays U.S. Capital Bond Securitized Index for the Loomis Sayles Securitized Asset Fund) and a customized peer group. The customized peer group is created by Loomis Sayles and is made up of institutional managers in the particular investment style. A manager’s relative performance for the past five years, or seven years for some products, is used to calculate the amount of variable compensation payable due to performance. To ensure consistency, Loomis Sayles analyzes the five or seven year performance on a rolling three-year basis. If a manager is responsible for more than one product, the rankings of each product are weighted based on relative revenue size of accounts represented in each product.

Loomis Sayles uses both an external benchmark and a customized peer group as a point of comparison for fixed-income manager performance because Loomis Sayles believes they represent an appropriate combination of the competitive fixed-income product universe and the investment styles offered by Loomis Sayles.

Mr. Fuss’ compensation is also based on his overall contributions to the firm in his various roles as Senior Portfolio Manager, Vice Chairman and Director. As a result of these factors, the contribution of investment performance to Mr. Fuss’ total variable compensation may be significantly lower than the percentage reflected above.

Mr. Eagan also serves as portfolio manager to certain private investment funds managed by Loomis Sayles, and may receive additional compensation based on his investment activities for each of those funds.

General

Mutual funds are not included in the Loomis Sayles composites, so unlike other managed accounts, fund performance and asset size do not directly contribute to this calculation. However, each fund managed by the firm employs strategies endorsed by the firm and fits into the product category for the relevant investment style. Loomis Sayles may adjust compensation if there is significant dispersion among the returns of the composite and accounts not included in the composite.

Loomis Sayles has developed and implemented a long-term incentive plan to attract and retain investment talent. The plan supplements existing compensation. This plan has several important components distinguishing it from traditional equity ownership plans:

•	the plan grants units that entitle participants to an annual payment based on a percentage of company earnings above an established threshold;

•	upon retirement, a participant will receive a multi-year payout for his or her vested units and

•	participation is contingent upon signing an award agreement, which includes a non-compete covenant.

Senior management expects that the variable compensation portion of overall compensation will continue to remain the largest source of income for those investment professionals included in the plan. The plan is initially offered to portfolio managers and over time the scope of eligibility is likely to widen. Management has full discretion over what units are issued and to whom.

Portfolio managers also participate in the Loomis Sayles profit sharing plan, in which Loomis Sayles makes a contribution to the retirement plan of each employee based on a percentage of base salary (up to a maximum amount). The portfolio managers also participate in the Loomis Sayles defined benefit pension plan, which applies to all Loomis Sayles employees who joined the firm prior to May 3, 2003. The defined benefit is based on years of service and base compensation (up to a maximum amount).

Portfolio Managers’ Ownership of Fund Shares

As of September 30, 2013, the portfolio managers had the following ownership in the Funds:

Name of Portfolio Manager	Fund(s) Managed	Dollar Range of Equity Securities Invested*
Ian Anderson	Loomis Sayles Securitized Asset Fund	A

Matthew J. Eagan	Loomis Sayles High Income Opportunities Fund	A

Daniel J. Fuss	Loomis Sayles High Income Opportunities Fund	A

Alessandro Pagani	Loomis Sayles Securitized Asset Fund	A

Clifton V. Rowe	Loomis Sayles Securitized Asset Fund	A

Elaine M. Stokes	Loomis Sayles High Income Opportunities Fund	A

* A. None	E. $100,001 - $500,000
B. $1 - 10,000	F. $500,001 - $1,000,000
C. $10,001 - $50,000	G. over $1,000,000
D. $50,001 - $100,000

There are various reasons why a portfolio manager may not own shares of the Fund he or she manages. One reason is that the Fund’s investment objectives and strategies may not match those of the portfolio manager. Administrative reasons (such as facilitating compliance with an adviser’s code of ethics) also may explain why a portfolio manager has chosen not to invest in a Fund.

PORTFOLIO TRANSACTIONS AND BROKERAGE

In placing orders for the purchase and sale of equity securities, Loomis Sayles selects only brokers that it believes are financially responsible, will provide efficient and effective services in executing, clearing and settling an order and will charge commission rates that, when combined with the quality of the foregoing services, will produce the best price and execution for the transaction. This does not necessarily mean that the lowest available brokerage commission will be paid. However, the commissions are believed to be competitive with generally prevailing rates. Loomis Sayles will use its best efforts to obtain information as to the general level of commission rates being charged by the brokerage community from time to time and will evaluate the overall reasonableness of brokerage commissions paid on transactions by reference to such data. In making such evaluation, all factors affecting liquidity and execution of the order, as well as the amount of the capital commitment by the broker in connection with the order, are taken into account. Loomis Sayles may place orders for the Funds which, combined with orders for its other clients, may impact the price of the relevant security. This could cause the Funds to obtain a worse price on the transaction than would otherwise be the case if the orders were placed in smaller amounts or spread out over a longer period of time.

Subject to the overriding objective of obtaining the best possible execution of orders, the adviser may allocate brokerage transactions to affiliated brokers. Any such transactions will comply with Rule 17e-1 under the 1940 Act. In order for the affiliated broker to effect portfolio transactions for the Funds, the commissions, fees or other remuneration received by the affiliated broker must be reasonable and fair compared to the commissions, fees and other remuneration paid to other brokers in connection with comparable transactions involving similar securities being purchased or sold on a securities exchange during a comparable period. Furthermore, the Trust’s Board of Trustees, including a majority of the Independent Trustees, have adopted procedures that are reasonably designed to provide that any commissions, fees or other remuneration paid to an affiliated broker are consistent with the foregoing standard.

Generally, Loomis Sayles seeks to obtain quality executions at favorable security prices and at competitive commission rates, where applicable, through brokers and dealers who, in Loomis Sayles’ opinion, can provide the best overall net results for its clients. Transactions in equity securities are frequently executed through a primary market maker but may also be executed on an Electronic Communication Network (“ECN”), Alternative Trading System (“ATS”) or other execution system. Fixed-income securities are generally purchased from the issuer or a primary market maker acting as principal on a net basis with no brokerage commission paid by the client. Such securities, as well as equity securities, may also be purchased from underwriters at prices which include underwriting fees.

Commissions and Other Factors in Broker or Dealer Selection

Loomis Sayles uses its best efforts to obtain information as to the general level of commission rates being charged by the brokerage community from time to time and to evaluate the overall reasonableness of brokerage commissions paid on client portfolio transactions by reference to such data. In making this evaluation, all factors affecting liquidity and execution of the order, as well as the amount of the capital commitment by the broker or dealer, are taken into account. Other relevant factors may include, without limitation: (a) the execution capabilities of the brokers and/or dealers, (b) research and other products or services (as described in the section “Soft Dollars”) provided by such brokers and/or dealers which are expected to enhance Loomis Sayles’ general portfolio management capabilities, (c) the size of the transaction, (d) the difficulty of execution, (e) the operations facilities of the brokers and/or dealers involved, (f) the risk in positioning a block of securities, and (g) the quality of the overall brokerage and research services provided by the broker and/or dealer.

Brokerage Commissions

Set forth in the table below are the amounts each Fund paid in brokerage commissions during the last three fiscal years.

FISCAL YEAR ENDED SEPTEMBER 30, 2011

Fund	Aggregate Brokerage Commission	Directed Transactions	Commissions Directed Transactions
Loomis Sayles High Income Opportunities Fund	$1,597	$453,998	$659
Loomis Sayles Securitized Asset Fund	$1,411	$0	$0

FISCAL YEAR ENDED SEPTEMBER 30, 2012

Fund	Aggregate Brokerage Commission	Directed Transactions	Commissions Directed Transactions
Loomis Sayles High Income Opportunities Fund*	$301	$203,825	$209
Loomis Sayles Securitized Asset Fund*	$7,951	$0	$0

*	The aggregate brokerage commissions paid increased or decreased significantly from 2011 to 2012 as a result of increased trading volume in the Fund’s Portfolio.

FISCAL YEAR ENDED SEPTEMBER 30, 2013

Fund	Aggregate Brokerage Commission	Directed Transactions	Commissions Directed Transactions
Loomis Sayles High Income Opportunities Fund	$131	$58,130	$60
Loomis Sayles Securitized Asset Fund	$11,106	$0	$0

Soft Dollars

Loomis Sayles’ receipt of brokerage and research products or services may sometimes be a factor in Loomis Sayles’ selection of a broker or dealer to execute transactions for a Fund where Loomis Sayles believes that the broker or dealer will provide quality execution of the transactions. Such brokerage and research products or services may be paid for with Loomis Sayles’ own assets or may, in connection with transactions effected for client accounts for which Loomis Sayles exercises investment discretion, be paid for with client commissions (i.e., “soft dollars”).

Loomis Sayles will only acquire research and brokerage products and services that are deemed to qualify as eligible products and services under the safe harbor of Section 28(e) of the Securities Exchange Act of 1934, as amended. Eligible research services and products that may be acquired by Loomis Sayles are those products and services that provide advice, analysis or reports that will aid Loomis Sayles in carrying out its investment decision-making responsibilities. Eligible research must reflect the expression of reasoning or knowledge (having inherently intangible and non-physical attributes) and may include the following research items: traditional research reports; discussions with research analysts and corporate executives; seminars or conferences; financial and economic publications that are not targeted to a wide public audience; software that provides analysis of securities portfolios; market research including pre-trade and post-trade analytics; and market data. Eligible brokerage services and products that may be acquired by Loomis Sayles are those services or products that (i) are required to effect securities transactions; (ii) perform functions incidental to securities transactions; or (iii) are required by an applicable self-regulatory organization or SEC rule(s). The brokerage and research products or services provided to Loomis Sayles by a particular broker or dealer may include both (a) products and services created by such broker or dealer and (b) products and services created by a third party.

If Loomis Sayles receives a particular product or service that both aids it in carrying out its investment decision-making responsibilities (i.e., a “research use”) and provides non-research related uses, Loomis Sayles will make a good faith determination as to the allocation of the cost of such “mixed-use item” between the research and non-research uses and will only use soft dollars to pay for the portion of the cost relating to its research use.

In connection with Loomis Sayles’ use of soft dollars, a Fund may pay a broker or dealer an amount of commission for effecting a transaction for a Fund in excess of the amount of commission another broker or dealer would have charged for effecting that transaction if Loomis Sayles determines in good faith that the amount of commission is reasonable in relation to the value of the brokerage and research products or services received, either in terms of the particular transaction or Loomis Sayles’ overall responsibility to discretionary accounts.

Loomis Sayles may use soft dollars to acquire brokerage or research products and services that have potential application to all client accounts, including the Funds, or to acquire brokerage or research products and services that will be applied in the management of a certain group of client accounts and, in some cases, may not be used with respect to the Funds. The products or services may not be used in connection with the management of some of the accounts including the Fund that paid commissions to the broker or dealer providing the products or services and may be used in connection with the management of other accounts.

Loomis Sayles’ use of soft dollars to acquire brokerage and research products and services benefits Loomis Sayles by allowing it to obtain such products and services without having to purchase them with its own assets. Loomis Sayles believes that its use of soft dollars also benefits the Funds as described above. However, conflicts may arise between the Funds’ interest in paying the lowest commission rates available and Loomis Sayles’ interest in receiving brokerage and research products and services from particular brokers and dealers without having to purchase such products and services with Loomis Sayles’ own assets.

For purposes of this soft dollars discussion, the term “commission” may include (to the extent applicable) both commissions paid to brokers in connection with transactions effected on an agency basis and markups, markdowns, commission equivalents or other fees paid to dealers in connection with certain transactions to the extent consistent with relevant SEC interpretations.

Subject to procedures adopted by the Board, a Fund’s brokerage transactions may be executed by brokers that are affiliated with Natixis US or Loomis Sayles. Any such transactions will comply with Rule 17e-1 under the 1940 Act, or other applicable restrictions as permitted by the SEC pursuant to exemptive relief or otherwise.

Under the 1940 Act, persons affiliated with the Trust are prohibited from dealing with the Trust’s funds as a principal in the purchase and sale of securities. Since transactions in the OTC market usually involve transactions with dealers acting as principals for their own accounts, affiliated persons of the Trust may not serve as the Funds’ dealer in connection with such transactions.

To the extent permitted by applicable law, and in all instances subject to the foregoing policy of best execution, the adviser may allocate brokerage transactions to broker-dealers (including affiliates of the Distributor) that have entered into arrangements in which the broker-dealer allocates a portion of the commissions paid by a Fund toward the reduction of a Fund’s expenses.

It is expected that the portfolio transactions in fixed-income securities will generally be with issuers or dealers on a net basis without a stated commission. Securities firms may receive brokerage commissions on, transactions involving options, futures and options on futures and the purchase and sale of underlying securities upon exercise of options. The brokerage commissions associated with buying and selling options may be proportionately higher than those associated with general securities transactions.

The table below contains the aggregate value of securities of the Loomis Sayles High Income Opportunities and Loomis Sayles Securitized Asset Fund’s regular broker-dealers1 as of the fiscal year ended September 30, 2013.

Fund	Regular Broker-Dealer	Aggregate Value of Securities of Each Regular Broker or Dealer (or its Parent) Held by Fund
Loomis Sayles High Income	Bank of America/Merrill Lynch	$1,352,130
Opportunities Fund	Goldman Sachs & Co.	$428,934
	JP Morgan Chase Securities	$293,622
Loomis Sayles Securitized Asset Fund	Credit Suisse Securities (USA) LLC	$37,932,308
	Goldman Sachs & Co.	$29,278,396
	Bank of America/Merrill Lynch	$25,403,624
	JP Morgan Chase Securities	$23,235,518
	Wells Fargo Securities, LLC	$2,677,338
	Citigroup Global Markets, Inc.	$4,609,710

[1]	“Regular Broker-Dealers” are defined by the SEC as: (a) one of the 10 brokers or dealers that received the greatest dollar amount of brokerage commissions by virtue of direct or indirect participation in the company’s portfolio transactions during the company’s most recent fiscal year; (b) one of the 10 brokers or dealers that engaged as principal in the largest dollar amount of portfolio transactions of the investment company during the company’s most recent fiscal year; or (c) one of the 10 brokers or dealers that sold the largest dollar amount of securities of the investment company during the company’s most recent fiscal year.

DESCRIPTION OF THE TRUST

The Declaration of Trust of Loomis Sayles Trust I currently permits the Trust’s Board of Trustees to issue an unlimited number of full and fractional shares of each series (each, a “fund”). Each share of each fund represents an equal proportionate interest in such fund with each other share of that fund and is entitled to a proportionate interest in the dividends and distributions from that Fund. The Declaration of Trust further permits the Trust’s Board of Trustees to divide the shares of each series into any number of separate classes, each having such rights and preferences relative to other classes of the same series as the Trust’s Board of Trustees may determine. When you invest in a Fund, you acquire freely transferable shares of beneficial interest that entitle you to receive dividends as determined by the Trust’s Board of Trustees and to cast a vote for each share you own at shareholder meetings. The shares of each fund do not have any preemptive rights. Upon termination of any fund, whether pursuant to liquidation of the Trust or otherwise, shareholders of each class of the funds are entitled to share pro rata in the net assets attributable to that class of shares of the funds available for distribution to shareholders. The Declaration of Trust also permits the Board of Trustees to charge shareholders directly for custodial, transfer agency and servicing expenses.

The assets received by each series for the issue or sale of its shares and all income, earnings, profits, losses, and proceeds therefrom, subject only to the rights of creditors, are allocated to, and constitute the underlying assets of, that series. The underlying assets are segregated and are charged with the expenses with respect to that series and with a share of the general expenses of the Trust. Any general expenses of the Trust that are not readily identifiable as belonging to a particular series are allocated by or under the direction of the trustees in such manner as the trustees determine to be fair and equitable. While the expenses of the series are allocated to the separate books of account of each series, certain expenses may be legally chargeable against the assets of all funds in the Trust.

The Declaration of Trust also permits the trustees, without shareholder approval (except to the extent such approval is required by law), to subdivide any series of shares into various classes of shares with such dividend preferences and other rights as the trustees may designate. The trustees may also, without shareholder approval, establish one or more additional separate portfolios for investments in the Trust or merge two or more existing portfolios. Shareholders’ investments in such an additional or merged portfolio would be evidenced by a separate series of shares (i.e., a new fund).

The Declaration of Trust provides for the perpetual existence of the Trust. The Trust, however, may be terminated at any time by vote of at least two-thirds of the outstanding shares of each series of the Trust. Each Fund may be terminated at any time by votes of at least two-thirds of the outstanding shares of the relevant Fund. Similarly, any class within a Fund may be terminated by vote of at least two-thirds of the outstanding shares of such class. The Declaration of Trust further provides that the Board of Trustees may also without shareholder approval terminate the Trust or Funds or any class within a Fund upon written notice to their shareholders.

Voting Rights

Shareholders of a Fund are entitled to one vote for each full share held (with fractional votes for each fractional share held) and may vote (to the extent provided in the relevant Declaration of Trust) on the election of trustees and the termination of the Trust and on other matters submitted to the vote of shareholders.

All classes of shares of the Funds have identical voting rights except that each class of shares has exclusive voting rights on any matter submitted to shareholders that relates solely to that class, and has separate voting rights on any matter submitted to shareholders in which the interests of one class differ from the interests of any other class. Each class of shares has exclusive voting rights with respect to matters pertaining to any distribution or servicing plan or agreement applicable to that class. Matters submitted to shareholder vote will be approved by each series separately except (i) when required by the 1940 Act shares shall be voted together and (ii) when the matter does not affect all series, then only shareholders of the series affected shall be entitled to vote on the matter. Consistent with the current position of the SEC, shareholders of all series and classes vote together, irrespective of series or class, on the election of trustees and the selection of the Trust’s independent registered public accounting firm, but shareholders of each series vote separately on most other matters requiring shareholder approval, such as certain changes in investment policies of that series or the approval of the investment advisory and subadvisory agreement relating to that series, and shareholders of each class within a series vote separately as to the Rule 12b-1 plan (if any) relating to that class.

There will normally be no meetings of shareholders for the purpose of electing trustees, except that, in accordance with the 1940 Act, (i) the Trust will hold a shareholders’ meeting for the election of trustees at such time as less than a majority of the trustees holding office have been elected by shareholders, and (ii) if there is a vacancy on the Board of Trustees such vacancy may be filled only by a vote of the shareholders unless, after filling such vacancy by other means, at least two-thirds of the trustees holding office shall have been elected by the shareholders. In addition, trustees may be removed from office by a written consent signed by the holders of two-thirds of the outstanding shares and filed with the Trust’s custodian or by a vote of the holders of two-thirds of the outstanding shares at a meeting duly called for that purpose.

Upon written request by a minimum of ten holders of shares having held their shares for a minimum of six months and having a NAV of at least $25,000 or constituting at least 1% of the outstanding shares, whichever is less, stating that such shareholders wish to communicate with the other shareholders for the purpose of obtaining the signatures necessary to demand a meeting to consider removal of a trustee, the Trust has undertaken to provide a list of shareholders or to disseminate appropriate materials (at the expense of the requesting shareholders).

Except as set forth above, the trustees shall continue to hold office and may appoint successor trustees. Shareholder voting rights are not cumulative.

The affirmative vote of a majority of shares of the Trust voted (assuming a quorum is present in person or by proxy) is required to amend the Declaration of Trust if such amendment (1) affects the power of shareholders to vote, (2) amends the section of the Declaration of Trust governing amendments, (3) is one for which a vote is required by law or by the Trust’s registration statement or (4) is submitted to the shareholders by the trustees. If one or more new series of the Trust is established and designated by the trustees, the shareholders having beneficial interests in a Fund shall not be entitled to vote on matters exclusively affecting such new series, such matters including, without limitation, the adoption of or any change in the investment objectives, policies or restrictions of the new series and the approval of the investment advisory contracts of the new series. Similarly, the shareholders of the new series shall not be entitled to vote on any such matters as they affect a Fund.

Shareholder and Trustee Liability

Under Massachusetts law, shareholders could, under certain circumstances, be held personally liable for the obligations of the Trust. However, the Declaration of Trust disclaims shareholder liability for acts or obligations of the Trust and requires that notice of such disclaimer be given in each agreement, obligation or instrument entered into or executed by the Trust or the trustees. The Declaration of Trust provides for indemnification out of each Fund’s property for all loss and expense of any shareholder held personally liable for the obligations of a Fund by reason of owning shares of such Fund. Thus, the risk of a shareholder incurring financial loss on account of shareholder liability is considered remote since it is limited to circumstances in which the disclaimer is inoperative and a Fund itself would be unable to meet its obligations.

The Declaration of Trust further provides that the Board of Trustees will not be liable for errors of judgment or mistakes of fact or law. However, nothing in the Declaration of Trust protects a trustee against any liability to which the trustee would otherwise be subject by reason of willful misfeasance, bad faith, gross negligence or reckless disregard of the duties involved in the conduct of his or her office. The by-laws of the Trust provide for indemnification by the Trust of trustees and officers of the Trust, except with respect to any matter as to which any such person did not act in good faith in the reasonable belief that his or her action was in the best interests of the Trust. Such persons may not be indemnified against any liability to the Trust or the Trust’s shareholders to whom he or she would otherwise be subject by reason of willful misfeasance, bad faith, gross negligence or reckless disregard of the duties involved in the conduct of his or her office. The Trust offers only its own Funds’ shares for sale, but it is possible that the Trust might become liable for any misstatements in a prospectus that relate to another Trust. The trustees of the Trust have considered this possible liability and approved the use of a combined prospectus for Funds of the Trust.

Purchases and Redemptions

Shares of the Funds are offered exclusively to investors in certain “wrap fee” programs approved by NGAM Advisors or Loomis Sayles and to institutional clients of Loomis Sayles or NGAM Advisors that, in each case, meet the Funds’ policies as established by Loomis Sayles. Intermediary accounts must be held on the books of the Funds’ transfer agent in an omnibus fashion unless the intermediary has entered into an arrangement with the Funds. As of the date of this supplement, only one intermediary, UBS Financial Services, Inc., has entered into such an arrangement The Adviser and its affiliates may, out of their own resources, make additional payments to financial intermediaries who sell shares of the Funds. Such payments and compensation are in addition to any fees paid or reimbursed by the Funds. These payments may include: (i) additional compensation with respect to the sale and/or servicing of Institutional Class shares, (ii) payments based upon various factors described below and (iii) financial assistance programs to firms who sell or arrange for the sale of Fund shares including, but not limited to, remuneration for: the firm’s internal sales contests and incentive programs, marketing and sales fees, expenses related to advertising or promotional activity and events and shareholder record keeping or miscellaneous administrative services. From its own profits and resources, the Adviser may, from time to time, make payments to qualified wholesalers, registered financial institutions and third party marketers for marketing support services and/or retention of assets. In addition to marketing and/or financial support payments described above, payment for travel, lodging and related expenses may be provided for attendance at Fund seminars and conferences, e.g., due diligence meetings held for training and educational purposes. The Adviser intends that the payment of these concessions and any other compensation offered will conform with state and federal laws and the rules of any self-regulatory organization, such as the Financial Industry Regulatory Authority (“FINRA”). The participation of such firms in financial assistance programs is at the discretion of the firm and the Adviser. The payments described in (iii) above may be based on sales (generally 0.10% of gross sales) or the amount of assets a financial intermediary’s clients have invested in the Funds (at annual rates generally ranging from 0.03% to 0.35% of the value of the clients’ shares). The actual payment rates to a financial intermediary will depend upon how the particular arrangement is structured (e.g., solely asset-based fees, solely sales-based fees or a combination of both) and other factors such as the length of time assets have remained invested in the Funds, redemption rates and the willingness of the financial intermediary to provide access to its representatives for educational and marketing purposes. The payments to financial intermediaries described in this section and elsewhere in this Statement, which may be significant to the financial intermediaries, may create an incentive for a dealer or its representatives to recommend or sell shares of a particular Fund or shares class over other mutual funds or share classes. Additionally, these payments may result in the Fund’s inclusion on a sales list, including a preferred or select sales list, or in other sales programs. Investors should contact their financial representative for details about the payment the financial intermediaries may receive. Approved investors may purchase and redeem Fund shares at a Fund’s NAV without a sales charge or other fee. For more information about the purchase and redemption of Fund shares, see the sections “General Information—How to Purchase Shares” and “General Information—How to Redeem Shares” in the Funds’ Prospectus.

The Funds will normally redeem shares for cash; however, a Fund reserves the right to pay the redemption price wholly or partly in kind. If portfolio securities are distributed in lieu of cash, the shareholder will normally incur brokerage commissions upon subsequent disposition of any such securities. However, the Trust has elected to be governed by Rule 18f-1 under the 1940 Act, pursuant to which the Funds are obligated to redeem shares solely in cash for any shareholder during any 90-day period up to the lesser of $250,000 or 1% of the total NAV of the Fund at the beginning of such period.

A redemption constitutes a sale of the shares for U.S. federal income tax purposes on which the investor may realize a long-term or short-term capital gain or loss. See the section “Taxes.”

A purchase order received by Boston Financial, the Funds’ transfer agent, prior to the close of regular trading on the New York Stock Exchange (the “NYSE”) (normally, 4:00 p.m., Eastern time) on a day when the Funds are open for business, will be effected at that day’s NAV. With respect to purchases of shares by institutional clients of Loomis Sayles, the settlement date (i.e., the date by which payment must be made for shares) for purchase orders received by Boston Financial is generally the next business day after receipt of such orders. For other information about the purchase and redemption of Fund shares, see the section “General Information – How to Redeem Shares” in the Funds’ Prospectus.

The Funds reserve the right to suspend account services or refuse transaction requests if a Fund receives notice of a dispute between registered owners or of the death of a registered owner or a Fund suspects a fraudulent act. If a Fund refuses a transaction request because it receives notice of a dispute, the transaction will be processed at the NAV next determined after a Fund receives notice that the dispute has been settled or a court order has been entered adjudicating the dispute. If a Fund determines that its suspicion of fraud or belief that a dispute existed was mistaken, the transaction will be processed as of the NAV next determined after the transaction request was first received in good order.

Net Asset Value

The method for determining the public offering price and NAV per share is summarized in the Prospectus.

The total NAV of each Fund (the excess of the assets of such Fund over the liabilities) is determined at the close of regular trading (normally, 4:00 p.m., Eastern time) on each day that the NYSE is open for trading. Each Fund will not price its shares on the following holidays: New Year’s Day, Martin Luther King Day, Presidents’ Day, Good Friday, Memorial Day, Independence Day, Labor Day, Thanksgiving Day and Christmas Day. Fund securities and other investments for which market quotations are readily available, as outlined in the Funds’ policies and procedures, are valued at market value. A Fund may use independent pricing services recommended by the Adviser and approved by the Board of Trustees to obtain market quotations. Generally, Fund securities and other investments are valued as follows:

•	Equity securities (including closed-end investment companies and exchange-traded funds), exchange traded notes, rights, and warrants — last sale price quoted on the exchange or market where traded most extensively or, if there is no reported sale during the day, the closing bid quotation as reported by an independent pricing service. Securities traded on the NASDAQ Global Select Market, NASDAQ Global Market and NASDAQ Capital Market are valued at the NASDAQ Official Closing Price (“NOCP”), or if lacking an NOCP, at the most recent bid quotations on the applicable NASDAQ Market. In some foreign markets, an official close price and a last sale price may be available from the foreign exchange or market. In those cases, the official close price is used. Valuations from foreign markets are subject to the Funds’ fair value policies described below. If a right is not traded on any exchange, its value is based on the market value of the underlying security, less the cost to subscribe to the underlying security (e.g., to exercise the right), adjusted for the subscription ratio. If a warrant is not traded on any exchange, a price is obtained from a broker-dealer.

•	Debt Securities (other than short-term obligations purchased with an original or remaining maturity of sixty days or less) and unlisted equity securities — evaluated bids furnished to a Fund by an independent pricing service using market information, transactions for comparable securities and various relationships between securities, if available, or bid prices obtained from broker-dealers.

•	Senior Loans — bid prices supplied by an independent pricing service, if available, or bid prices obtained from broker-dealers.

•	Short-Term Obligations (purchased with an original or remaining maturity of 60 days or less) — amortized cost (which approximates market value).

•	Bilateral Swaps — Bilateral credit default swaps are valued based on mid prices (between the bid price and the ask price) supplied by an independent pricing service. Bilateral interest rate swaps are valued based on prices supplied by an independent pricing service. If prices from an independent pricing service are not available, prices from a broker-dealer may be used.

•	Centrally Cleared Swaps – settlement prices of the clearinghouse on which the contracts were traded or prices obtained from broker-dealers.

•	Options — domestic exchange-traded single equity option contracts are valued at the mean of the National Best Bid and Offer quotations. Option contracts on indices shall be priced at the average of the closing bid and ask quotations as of the close of trading on the Chicago Board Options Exchange. Options on futures contracts are valued using the current settlement price on the exchange on which, over time, they are traded most extensively. Other exchange-traded options are valued at the average of the closing bid and ask quotations on the exchange on which, over time, they are traded most extensively. Over-the-counter (“OTC”) currency options and swaptions are valued at mid prices (between the bid and the ask price) supplied by an independent pricing service, if available. Other OTC option contracts (including currency options and swaptions not priced through an independent pricing service) are valued based on prices obtained from broker-dealers.

•	Futures — current settlement price on the exchange on which the Adviser believes that, over time, they are traded most extensively.

•	Forward Foreign Currency Contracts — interpolated rates determined based on information provided by an independent pricing service.

Foreign denominated assets and liabilities are translated into U.S. dollars based upon foreign exchange rates supplied by an independent pricing service. Fund securities and other investments for which market quotations are not readily available are valued at fair value as determined in good faith by the Adviser pursuant to procedures approved by the Board of Trustees. A Fund may also value securities and other investments at fair value in other circumstances such as when extraordinary events occur after the close of a foreign market but prior to the close of the NYSE. This may include situations relating to a single issuer (such as a declaration of bankruptcy or a delisting of the issuer’s security from the primary market on which it has traded) as well as events affecting the securities markets in general (such as market disruptions or closings and significant fluctuations in U.S. and/or foreign markets). When fair valuing its securities or other investments, each Fund may, among other things, use modeling tools or other processes that may take into account factors such as securities or other market activity and/or significant events that occur after the close of the foreign market and before the time a Fund’s NAV is calculated. Fair value pricing may require subjective determinations about the value of a security, and fair values used to determine a Fund’s NAV may differ from quoted or published prices, or from prices that are used by others, for the same securities. In addition, the use of fair value pricing may not always result in adjustments to the prices of securities held by a Fund.

Trading in some of the portfolio securities or other investments of some of the Funds takes place in various markets outside the United States on days and at times other than when the NYSE is open for trading. Therefore, the calculation of these Funds’ NAV does not take place at the same time as the prices of many of its portfolio securities or other investments are determined, and the value of these Funds’ portfolios may change on days when these Funds are not open for business and their shares may not be purchased or redeemed.

The per share NAV of each Fund’s shares is computed by dividing the number of shares outstanding into the total NAV.

DISTRIBUTIONS

As described in the Prospectus in the section “Dividends and Distributions,” it is the policy of each Fund to pay to its shareholders each year, as dividends, all or substantially all of its net investment income and to distribute at least annually all or substantially all of its net realized capital gains, if any, after offsetting any capital loss carryovers.

Investment income dividends and capital gain distributions are reinvested based upon the NAV determined as of the close of regular trading on the NYSE on the ex-dividend date for each dividend or distribution. Shareholders, however, may elect to receive their income dividends or capital gain distributions, or both, in cash. The election may be made at any time by submitting a written request directly to the Trust. In order for a change to be in effect for any dividend or distribution, it must be received by the Trust on or before the record date for such dividend or distribution.

If you elect to receive your dividends in cash and the dividend checks sent to you are returned as “undeliverable” to the Funds or remain uncashed for six months, your cash election will automatically be changed and your future dividends will be reinvested. No interest will accrue on amounts represented by uncashed dividend or redemption checks.

As required by federal law, U.S. federal tax information regarding Fund distributions will be furnished to each shareholder for each calendar year early in the succeeding year.

TAXES

The following discussion of certain U.S. federal income tax consequences of an investment in a Fund is based on the Code, U.S. Treasury regulations, and other applicable authorities, all as of the date of this Statement. These authorities are subject to change by legislative or administrative action, possibly with retroactive effect. The following discussion is only a summary of some of the important U.S. federal tax considerations generally applicable to an investment in a Fund. There may be other tax considerations applicable to particular shareholders. Shareholders should consult their own tax advisors regarding their particular situations and the possible application of foreign, state and local tax laws.

Taxation of the Funds

Each Fund has elected to be treated and intends to qualify and be eligible to be treated each year as a regulated investment company (a “RIC”) under Subchapter M of the Code. In order to qualify for the special treatment accorded RICs under the Code, a Fund must, among other things: (i) derive at least 90% of its gross income in each taxable year from (a) dividends, interest, payments with respect to certain securities loans, gains from the sale or other disposition of stock, securities or foreign currencies, or other income (including, but not limited to, gains from options, futures or forward contracts) derived with respect to its business of investing in such stock, securities or currencies and (b) net income derived from interests in qualified publicly traded partnerships (“QPTPs”); (ii) diversify its holdings so that at the end of each quarter of a Fund’s taxable year (a) at least 50% of the value of the Fund’s total assets consists of cash and cash items, U.S. government securities, securities of other RICs, and other securities limited generally, with respect to any one issuer, to no more than 5% of the value of the Fund’s total assets and 10% of the outstanding voting securities of such issuer, and (b) not more than 25% of the value of the Fund’s total assets is invested in the securities (other than those of the U.S. government or other RICs) of any one issuer or of two or more issuers that the Fund controls and that are engaged in the same, similar or related trades or businesses, or in the securities of one or more QPTPs; and (iii) distribute with respect to each taxable year at least 90% of the sum of its investment company taxable income (as that term is defined in the Code without regard to the deduction for dividends paid—generally taxable ordinary income and the excess, if any, of net short-term capital gains over net long-term capital losses) and net tax-exempt income, if any, for such year.

In general, for purposes of the 90% gross income requirement described in (i) above, income derived by a Fund from a partnership will be treated as qualifying income only to the extent such income is attributable to items of income of the partnership which would be qualifying income if realized directly by the Fund. However, 100% of the net income derived by the Fund from an interest in a QPTP (a partnership (x) the interests in which are traded on an established securities market or are readily tradable on a secondary market or the substantial equivalent thereof, and (y) that derives less than 90% of its income from the qualifying income described in (i)(a) above) will be treated as qualifying income. In general, such entities will be treated as partnerships for federal income tax purposes because they meet the passive income requirement under Code section 7704(c)(2). In addition, although in general the passive loss rules of the Code do not apply to RICs, such rules do apply to a RIC with respect to items attributable to an interest in a qualified publicly traded partnership.

For purposes of the diversification requirements set forth in (ii) above, outstanding voting securities of an issuer include the equity securities of a QPTP. Also for purposes of the diversification requirements in (ii) above, identification of the issuer (or, in some cases, issuers) of a particular Fund investment can depend on the terms and conditions of that investment. In some cases, identification of the issuer (or issuers) is uncertain under current law, and an adverse determination or future guidance by the Internal Revenue Service (the “IRS”) with respect to identification of the issuer for a particular type of investment may adversely affect a Fund’s ability to satisfy the diversification requirements.

Assuming that it qualifies for treatment as a RIC, a Fund will not be subject to U.S. federal income tax on income distributed to its shareholders in a timely manner in the form of dividends (including Capital Gain Dividends, as defined below). If a Fund were to fail to meet the income, diversification or distribution test described above, the Fund could in some cases cure such failure, including by paying a fund-level tax, paying interest, making additional distributions, or disposing of certain assets. If a Fund were ineligible to or did not cure such a failure for any year, or if the Fund otherwise were to fail to qualify as a RIC accorded special tax treatment for such year, the Fund would be subject to tax on its taxable income at corporate rates, and all distributions from earnings and profits, including any distributions of net tax-exempt income and net long-term capital gains, would be taxable to shareholders as dividend income. Some portions of such distributions may be eligible for the dividends-received deduction in the case of corporate shareholders and may be eligible to be treated as “qualified dividend income” in the case of shareholders taxed as individuals, provided, in both cases, the shareholder meets certain holding period and other requirements in respect of the Fund’s shares (as described below). In addition, a Fund could be required to recognize unrealized gains, pay substantial taxes and interest and make substantial distributions before requalifying as a RIC that is accorded special tax treatment.

Each Fund intends to distribute at least annually to its shareholders all or substantially all of its investment company taxable income (computed without regard to the dividends-paid deduction). If a Fund retains any investment company taxable income, the Fund will be subject to tax at regular corporate rates on the amounts retained. Each Fund also intends to distribute annually all or substantially all of its net capital gain. If a Fund retains any net capital gain, the Fund will be subject to tax at regular corporate rates on the amount retained, but may designate the retained amount as undistributed capital gains in a notice to its shareholders who in turn (i) will be required to include in income for U.S. federal income tax purposes, as long-term capital gain, their shares of such undistributed amount, and (ii) will be entitled to credit their proportionate shares of the tax paid by the Fund on such undistributed amount against their U.S. federal income tax liabilities, if any, and to claim refunds on properly-filed U.S. tax returns to the extent the credit exceeds such liabilities. If a Fund makes this designation, for U.S. federal income tax purposes, the tax basis of shares owned by a shareholder of a Fund will be increased by an amount equal to the difference between the amount of undistributed capital gains included in the shareholder’s gross income under clause (i) of the preceding sentence and the tax deemed paid by the shareholder under clause (ii) of the preceding sentence. The Funds are not required to, and there can be no assurance that a Fund will, make this designation if a Fund retains all or a portion of its net capital gain in a taxable year.

In determining its net capital gain, including in connection with determining the amount available to support a Capital Gain Dividend, its taxable income and its earnings and profits, a RIC may elect to treat any post-October capital loss (defined as the greatest of net capital loss, net long-term capital loss, or net short-term capital loss, in each case attributable to the portion of the taxable year after October 31) and certain late-year ordinary losses (generally, (i) net ordinary losses from the sale, exchange or other taxable disposition of property attributable to the portion of the taxable year after October 31, plus (ii) other net ordinary losses attributable to the portion of the taxable year after December 31) as if incurred in the succeeding taxable year.

Capital losses in excess of capital gains (“net capital losses”) are not permitted to be deducted against a Fund’s net investment income. Instead, potentially subject to certain limitations, the Fund may carry net capital losses from any taxable year forward to subsequent taxable years to offset capital gains, if any, realized during such subsequent taxable years. Distributions from capital gains are generally made after applying any available capital loss carryforwards. Capital loss carryforwards are reduced to the extent they offset current-year net realized capital gains, whether a Fund retains or distributes such gains. If a Fund incurs or has incurred net capital losses in taxable years beginning after December 22, 2010 (“post-2010 losses”), those losses will be carried forward to one or more subsequent taxable years without expiration to offset capital gains realized during such subsequent taxable years; any such carryforward losses will retain their character as short-term or long-term. If a Fund has incurred net capital losses in a taxable year beginning on or before December 22, 2010 (“pre-2011 losses”), the Fund is permitted to carry such losses forward for eight taxable years; in the year to which they are carried forward, such losses are treated as short-term capital losses that first offset any short-term capital gains, and then offset any long-term capital gains. A Fund must use any post-2010 losses, which will not expire, before it uses any pre-2011 losses. This increases the likelihood that pre-2011 losses will expire unused at the conclusion of the eight-year carryforward period.

A nondeductible excise tax at a rate of 4% will be imposed on the excess, if any, of each Fund’s “required distribution” over its actual distributions in any calendar year. Generally, the required distribution is 98% of a Fund’s ordinary income for the calendar year plus 98.2% of its capital gain net income recognized during the one-year period ending on October 31 plus undistributed amounts from prior years. For purposes of the required excise tax distribution, ordinary gains and losses from the sale, exchange or other taxable disposition of property that would be taken into account after October 31 are treated as arising on January 1 of the following calendar year. Also for purposes of the excise tax, each Fund will be treated as having distributed any amount on which it is subject to income tax for its taxable year ending within the calendar year. Each Fund generally intends to make distributions sufficient to avoid imposition of the 4% excise tax, although there can be no assurance that it will be able to do so.

Taxation of Fund Distributions

For U.S. federal income tax purposes, distributions of investment income are generally taxable as ordinary income to the extent of a Fund’s earnings and profits. Taxes on distributions of capital gains are determined by how long a Fund owned the investments that generated them, rather than how long a shareholder has owned his or her shares. In general, a Fund will recognize long-term capital gain or loss on the disposition of assets it has owned (or is deemed to have owned) for more than one year, and short-term capital gain or loss on the disposition of investments it has owned (or is deemed to have owned) for one year or less. Distributions of net capital gain (that is, the excess of net long-term capital gain over net short-term capital loss) that are properly reported by a Fund as capital gain dividends (“Capital Gain Dividends”) generally will be taxable to a shareholder receiving such distributions as long-term capital gain includible in to net capital gains and taxed to individuals at reduced rates. Distributions of the excess of net short-term capital gain over net long-term capital loss will generally be taxable to a shareholder receiving such distributions as ordinary income. Distributions from capital gains are generally made after applying any available capital loss carryovers.

Distributions of investment income properly reported by a Fund as derived from qualified dividend income will be taxed in the hands of individuals at the rates applicable to long-term capital gain, provided holding period and other requirements are met at both the shareholder and Fund levels.

Income derived from investments in fixed-income securities, REITs and derivatives generally is not eligible for treatment as qualified dividend income. The Funds do not expect a significant portion of distributions to qualify for such treatment.

Properly reported dividends of net investment income received by corporate shareholders of a Fund will generally qualify for the 70% dividends received deduction generally available to corporations to the extent of the amount of eligible dividends received by the Fund from domestic corporations for the taxable year, provided holding period and other requirements are met at both the shareholder and Fund levels. The Funds do not expect a significant portion of distributions to be eligible for the dividends received deduction.

Section 1411 of the Code generally imposes a 3.8% tax on the net investment income of certain individuals whose income exceeds certain threshold amounts, and of certain trusts and estates under similar rules. The details of the implementation of this tax and of the calculation of net investment income, among other issues, are currently unclear and remain subject to future guidance. For these purposes, “net investment income” generally includes, among other things, (i) distributions paid by a Fund of net investment income and capital gains as described above, and (ii) any net gain from the sale, exchange or other taxable disposition of Fund shares. Shareholders are advised to consult their tax advisors regarding the possible implications of this additional tax on their investment in a Fund.

Distributions are taxable to shareholders even if they are paid from income or gains earned by a Fund before a shareholder’s investment (and thus were included in the price the shareholder paid for his or her shares). Distributions are taxable whether shareholders receive them in cash or in additional shares.

Distributions declared and payable by a Fund during October, November or December to shareholders of record on a date in any such month and paid by the Fund during the following January generally will be treated for U.S. federal income tax purposes as paid by the Fund and received by shareholders on December 31 of the year in which the distributions are declared rather than the calendar year in which they are received.

If a Fund makes a distribution in excess of its current and accumulated “earnings and profits” in any taxable year, the excess distribution will be treated as a return of capital to the extent of a shareholder’s tax basis in his or her shares, and thereafter as capital gain. A return of capital generally is not taxable, but it reduces a shareholder’s basis in his or her shares, thus reducing any loss or increasing any gain on a subsequent taxable disposition by the shareholder of such shares.

Sale, Exchange or Redemption of Shares

A sale, exchange or redemption of Fund shares will generally give rise to a gain or loss. In general, any gain or loss realized upon a taxable disposition of shares will be treated as long-term capital gain or loss if the shares have been held for more than 12 months. Otherwise, the gain or loss on the taxable disposition of Fund shares will generally be treated as short-term capital gain or loss. However, any loss realized upon a taxable disposition of Fund shares held by a shareholder for six months or less will be treated as long-term, rather than short-term, to the extent of any long-term capital gain distributions received (or deemed received) by the shareholder with respect to the shares. All or a portion of any loss realized upon a taxable disposition of Fund shares will be disallowed under the Code’s “wash sale” rule if other substantially identical shares are purchased within 30 days before or after the disposition. In such a case, the basis of the newly purchased shares will be adjusted to reflect the disallowed loss.

Upon the redemption or exchange of Fund shares by a wrap program shareholder, the wrap program sponsor may be required to provide you and the IRS with cost basis and certain other related tax information about the Fund shares you redeemed or exchanged. See the Funds’ Prospectus for more information.

Certain Fixed-Income and Other Instruments

Some debt obligations with a fixed maturity date of more than one year from the date of issuance (and zero-coupon debt obligations with a fixed maturity date of more than one year from the date of issuance) that are acquired by a Fund will be treated as debt obligations that are issued originally at a discount. Generally, the amount of the OID is treated as interest income and is included in a Fund’s income (and required to be distributed by the Fund) over the term of the debt security, even though payment of that amount is not received until a later time, upon partial or full repayment or disposition of the debt security. In addition, payment-in-kind securities will give rise to income which is required to be distributed and is taxable even though the Fund holding the security receives no interest payment in cash on the security during the year.

Some debt obligations with a fixed maturity date of more than one year from the date of issuance that are acquired by a Fund in the secondary market may be treated as having “market discount.” Very generally, market discount is the excess of the stated redemption price of a debt obligation (or in the case of an obligation issued with OID, its “revised issue price”) over the purchase price of such obligation. Generally, any gain recognized on the disposition of, and any partial payment of principal on, a debt security having market discount is treated as ordinary income to the extent the gain, or principal payment, does not exceed the “accrued market discount” on such debt security. Alternatively, a Fund may elect to accrue market discount currently, in which case the Fund will be required to include the accrued market discount in the Fund’s income (as ordinary income) and thus distribute it over the term of the debt security, even though payment of that amount is not received until a later time, upon partial or full repayment or disposition of the debt security. The rate at which the market discount accrues, and thus is included in the Fund’s income, will depend upon which of the permitted accrual methods the Fund elects.

Some debt obligations with a fixed maturity date of one year or less from the date of issuance that are acquired by a Fund may be treated as having OID or, in certain cases, “acquisition discount” (very generally, the excess of the stated redemption price over the purchase price). The Fund will be required to include the OID or acquisition discount in income (as ordinary income) and thus distribute it over the term of the debt security, even though payment of that amount is not received until a later time, upon partial or full repayment or disposition of the debt security. The rate at which OID or acquisition discount accrues, and thus is included in the Fund’s income, will depend upon which of the permitted accrual methods the Fund elects.

If a Fund holds the foregoing kinds of securities, it may be required to pay out as an income distribution each year an amount which is greater than the total amount of cash interest the Fund actually received. Such distributions may be made from the cash assets of the Fund or, if necessary, by disposition of portfolio securities including at a time when it may not be advantageous to do so. These dispositions may cause a Fund to realize higher amounts of short-term capital gains (generally taxed to shareholders at ordinary income tax rates) and, in the event the Fund realizes net capital gains from such transactions, its shareholders may receive a larger Capital Gain Dividend than if the Fund had not held such securities.

Securities Purchased at a Premium

Very generally, where a Fund purchases a bond at a price that exceeds the redemption price at maturity (i.e., a premium), the premium is amortizable over the remaining term of the bond. In the case of a taxable bond, if a Fund makes an election applicable to all such bonds it purchases, which election is irrevocable without consent of the IRS, the Fund reduces the current taxable income from the bond by the amortized premium and reduces its tax basis in the bond by the amount of such offset; upon the disposition or maturity of such bonds acquired on or after January 4, 2013, the Fund is permitted to deduct any remaining premium allocable to a prior period. In the case of a tax-exempt bond, tax rules require a Fund to reduce its tax basis by the amount of amortized premium.

Higher-Risk Securities

A Fund may invest to a significant extent in debt obligations that are in the lowest rating categories or are unrated, including debt obligations of issuers not currently paying interest or who are in default. Investments in debt obligations that are at risk of or in default present special tax issues for the Funds. Tax rules are not entirely clear about issues such as when a Fund may cease to accrue interest, original issue discount or market discount, when and to what extent a Fund may take deductions for bad debts or worthless securities and how a Fund should allocate payments received on obligations in default between principal and interest. These and other related issues will be addressed by each Fund when, as and if it invests in such securities as part of the Fund’s efforts to ensure that it distributes sufficient income to preserve its status as a RIC and does not become subject to U.S. federal income or excise tax.

A portion of the interest paid or accrued on certain high yield discount obligations owned by a Fund may not be deductible by the issuer. If a portion of the interest paid or accrued on certain high yield discount obligations is not deductible by the issuer, that portion will be treated as a dividend for purposes of the corporate dividends received deduction. In such cases, if the issuer of the high yield discount obligations is a domestic corporation, dividend payments by the Fund to corporate shareholders may be eligible for the dividends received deduction to the extent of the deemed dividend portion of such accrued interest.

Foreign Taxes.

Income received by a Fund from investments in securities of foreign issuers may be subject to foreign withholding and other taxes. Tax treaties between certain countries and the United States may reduce or eliminate such taxes. The Funds generally do not expect that shareholders will be entitled to claim a credit or deduction with respect to such foreign taxes incurred by a Fund.

Foreign Currency Transactions

Transactions in foreign currencies, foreign-currency denominated debt securities and certain foreign currency options, futures contracts, and forward contracts (and similar instruments) may give rise to ordinary income or loss to the extent such income or loss results from fluctuations in the value of the foreign currency concerned. Any such net gains could require a larger dividend toward the end of the calendar year. Any such net losses will generally reduce and potentially require the recharacterization of prior ordinary income distributions. Such ordinary income treatment may accelerate Fund distributions to shareholders and increase the distributions taxed to shareholders as ordinary income. Any net ordinary losses so created cannot be carried forward by a Fund to offset income or gains earned in subsequent taxable years.

Financial Products

A Fund’s investments in options, futures contracts, hedging transactions, forward contracts, swaps, structured notes, securities loan and certain other transactions may be subject to one or more special tax rules (including mark-to-market, constructive sale, notional principal contract, straddle, wash sale, short sale and other rules). These rules may affect whether gains and losses recognized by the Fund are treated as ordinary or capital or as short-term or long-term, accelerate the recognition of income or gains to the Fund, defer losses to the Fund, or cause adjustments in the holding periods of Fund securities. These rules could therefore affect the amount, timing and/or character of distributions to Fund shareholders. In addition, because the tax rules applicable to these types of transactions are in some cases uncertain under current law, in particular in respect of credit default swaps and certain other swaps with contingent payment obligations, an adverse determination or future guidance by the IRS with respect to these rules (which determination or guidance could be retroactive) may affect whether a Fund has made sufficient distributions, and otherwise satisfied the relevant requirements, to maintain its qualification as a RIC and avoid a Fund-level tax.

A Fund’s use of certain commodity-linked instruments and commodity-linked structured notes can be limited by the Fund’s intention to qualify as a RIC and can bear on the Fund’s ability to so qualify. The tax treatment of certain commodity-linked instruments including structured notes in which a Fund might invest is not certain, in particular with respect to whether income or gains from such instruments constitute qualifying income to a RIC. If a Fund were to treat income or gain from a particular instrument as qualifying income and the income or gain were later determined not to constitute qualifying income and, together with any other nonqualifying income, caused the Fund’s nonqualifying income to exceed 10% of its gross income in any taxable year, the Fund would fail to qualify as a RIC unless it is eligible to and does pay a tax at the Fund level.

Certain of a Fund’s investments in derivative instruments, foreign currency denominated instruments, and any of the Fund’s transactions in foreign currencies and hedging activities, may result in a difference between the Fund’s book income and taxable income. This difference may cause a portion of a Fund’s income distributions to constitute a return of capital or capital gain for tax purposes or require the Fund to make distributions exceeding book income to qualify as a RIC accorded special tax treatment and to avoid a fund-level tax.

Passive Foreign Investment Companies

Funds that invest in foreign securities may own shares (or be treated as owning shares) in certain foreign entities that are treated as “passive foreign investment companies” (each a “PFIC”), which could potentially subject such a Fund to U.S. federal income tax (including interest charges) on distributions received from the PFIC or on gains from a disposition of shares in the PFIC. This tax cannot be eliminated by making distributions to Fund shareholders. However, the Fund may make certain elections to avoid the imposition of that tax. For example, a Fund may make an election to mark the gains (and to a limited extent losses) in a PFIC “to the market” as though the Fund had sold and repurchased its holdings in the PFIC on the last day of each taxable year of the Fund. Such gains and losses are treated as ordinary income and loss. Each Fund may also in certain cases elect to treat a PFIC as a “qualified electing fund” (i.e., make a “QEF election”), in which case the Fund would be required to include in its income annually its share of the PFIC’s income and net capital gains, regardless of whether it receives any distributions from the PFIC. The mark-to-market and QEF elections may accelerate the recognition of income (without the receipt of cash) and increase the amount required to be distributed by a Fund to avoid taxation. Making either of these elections therefore may require a Fund to liquidate other investments (including when it is not advantageous to do so) to meet its distribution requirements, which also may accelerate the recognition of gain and affect the Fund’s total return. Dividends paid by PFICs will not be eligible to be treated as qualified dividend income.

Because it is not always possible to identify a foreign corporation as a PFIC, a Fund may incur the tax and interest charges described above in some instances.

REITs, REMICs and TMPs

Investments in REIT equity securities may require a Fund to accrue and distribute income not yet received. To generate sufficient cash to make the requisite distributions, a Fund may be required to sell securities in its portfolio that it otherwise would have continued to hold (including when it is not advantageous to do so). A Fund’s investments in REIT equity securities may at other times result in the Fund’s receipt of cash in excess of the REIT’s earnings; if the Fund distributes these amounts, such distributions could constitute a return of capital to Fund shareholders for U.S. federal income tax purposes.

The Funds may invest directly or indirectly (including through a REIT) in residual interests in real estate mortgage investment conduits (“REMICs”) (including by investing in residual interests in CMOs with respect to which an election to be treated as a REMIC is in effect) or equity interest in taxable mortgage pools (“TMPs”). Under a notice issued by the IRS in October 2006 and Treasury regulations that have not yet been issued, but may apply retroactively, a portion of the Funds’ income (including income allocated to the Funds from a REIT or other pass-through entity) that is attributable to a residual interest in a REMIC or an equity interest in a TMP (referred to in the Code as an “excess inclusion”) will be subject to U.S. federal income tax in all events. This notice also provides, and the regulations are expected to provide that excess inclusion income of a RIC will generally be allocated to shareholders of the RIC in proportion to the dividends received by such shareholders, with the same consequences as if the shareholders held the related interest directly. As a result, a fund investing in such interests may not be a suitable investment for charitable remainder trusts (“CRTs”), as noted below.

In general, excess inclusion income allocated to shareholders (i) cannot be offset by net operating losses (subject to a limited exception for certain thrift institutions) and (ii) will constitute unrelated business taxable income (“UBTI”) to entities (including a qualified pension plan, an individual retirement account, a 401(k) plan, a Keogh plan or other tax-exempt entity) subject to tax on UBTI, thereby potentially requiring such an entity that is allocated excess inclusion income, and otherwise might not be required to file a tax return, to file a tax return and pay tax on such income. A shareholder will be subject to U.S. federal income tax on such inclusions notwithstanding any exemption from such income tax otherwise available under the Code. See also the section “Tax-Exempt Shareholders” for a discussion of the special tax consequences that may result where a tax-exempt entity invests in a RIC that recognizes excess inclusion income.

Tax-Exempt Shareholders

Income of a RIC that would be UBTI if earned directly by a tax-exempt entity will not generally be attributed as UBTI to a tax-exempt shareholder of the RIC. Notwithstanding this “blocking effect,” a tax-exempt shareholder could realize UBTI by virtue of its investment in a Fund if shares in the Fund constitute debt-financed property in the hands of the tax-exempt shareholder within the meaning of Code Section 514(b).

A tax-exempt shareholder may also recognize UBTI if a Fund recognizes excess inclusion income derived from direct or indirect investments in residual interests in REMICs or equity interests in TMPs, as described above, if the amount of such income recognized by the Fund exceeds the Fund’s investment company taxable income (after taking into account deductions for dividends paid by the Fund). Furthermore, any investment in residual interests of a CMO that has elected to be treated as a REMIC can create complex tax consequences, especially if a Fund has state or local governments or other tax-exempt organizations as shareholders.

In addition, special tax consequences apply when CRTs invest in RICs that invest directly or indirectly in residual interests in REMICs or equity interests in TMPs. Under legislation enacted in December 2006, if a CRT (as defined in Section 664 of the Code) that realizes any UBTI for a taxable year, a 100% excise tax is imposed on such UBTI. Under IRS guidance issued in October 2006, a CRT will not recognize UBTI as a result of investing in a

Fund that recognizes excess inclusion income. Rather, if at any time during any taxable year a CRT (or one of certain other tax-exempt shareholders, such as the United States, a state or political subdivision, or an agency or instrumentality thereof, and certain energy cooperatives) is a record holder of a share in a Fund that recognizes excess inclusion income, then the Fund will be subject to a tax on the portion of its excess inclusion income for the taxable year that is allocable to such shareholders at the highest U.S. federal corporate income tax rate. The extent to which this IRS guidance remains applicable in light of the December 2006 legislation is unclear. To the extent permitted under the 1940 Act, a Fund may elect to specially allocate any such tax to the applicable CRT, or other shareholder, and thus reduce such shareholder’s distributions for the year by the amount of the tax that relates to such shareholder’s interest in the Fund. The extent to which this IRS guidance remains applicable in light of the December 2006 legislation is unclear. CRTs and other tax-exempt investors are urged to consult their tax advisors concerning the consequences of investing in the Funds.

Backup Withholding

Each Fund generally is required to withhold and remit to the U.S. Treasury a percentage of the distributions and redemption proceeds paid to any individual shareholder who fails to properly furnish the Fund with a correct taxpayer identification number, who has under-reported dividend or interest income, or who fails to certify to the Fund that he or she is not subject to such withholding. The backup withholding tax rate is 28%.

Backup withholding is not an additional tax. Any amounts withheld may be credited against the shareholder’s U.S. federal income tax liability, provided the appropriate information is furnished to the IRS.

Non-U.S. Shareholders

Capital Gain Dividends generally will not be subject to withholding of U.S. federal income tax. Dividends (other than Capital Gain Dividends) paid by a Fund to a shareholder that is not a “United States person” within the meaning of the Code (a “Foreign Person”) generally are subject to withholding of U.S. federal income tax at a rate of 30% (or lower applicable treaty rate) even if the dividends are funded by income or gains (such as portfolio interest, short-term capital gains, or foreign-source dividend and interest income) that, if paid to a Foreign Person directly, would not be subject to withholding.

Effective for distributions with respect to taxable years of each Fund beginning before January 1, 2014, in general and subject to certain limitations, a Fund is not required to withhold any amounts (i) with respect to distributions attributable to U.S.-source interest income of types similar to those that would not be subject to U.S. federal income tax if earned directly by an individual Foreign Person, to the extent such distributions are properly reported by the Fund as “interest-related dividends,” and (ii) with respect to distributions of net short-term capital gains in excess of net long-term capital losses, to the extent such distributions are properly reported by the Fund as “short-term capital gain dividends.” The Funds, however, do not intend to make such designations. These exemptions have expired for distribution with respect to taxable years of a Fund beginning on or after January 1, 2014. It is currently unclear whether Congress will extend these exemptions for distributions with respect to taxable years of the Funds beginning on or after January 1, 2014, and what the terms of such an extension would be, including whether such extension would have retroactive effect.

Special rules would apply if a Fund were either a “U.S. real property holding corporation” (“USRPHC”) or would be a USRPHC but for the operation of certain exceptions to the definition thereof. Very generally, a USRPHC is a domestic corporation that holds USRPIs the fair market value of which equals or exceeds 50% of the sum of the fair market values of the corporation’s USRPIs, interests in real property located outside the United States, and other trade or business assets. USRPIs are generally defined as any interest in U.S. real property and any interest (other than solely as a creditor) in a USRPHC or former USRPHC.

If a Fund were a USRPHC or would be a USRPHC but for the exceptions referred to above, any distributions by the Fund to a Foreign Person (including, in certain cases, distributions made by the Fund in redemption of its shares) attributable directly or indirectly to distributions received by the Fund from a lower-tier REIT that the Fund is required to treat as USRPI gain in its hands, generally would be subject to U.S. tax withholding. In addition, such distributions could result in the Foreign Person being required to file a U.S. tax return and pay tax on the distributions at regular U.S. federal income tax rates. The consequences to a Foreign Person, including the rate of such withholding and character of such distributions (e.g., as ordinary income or USRPI gain), would vary depending upon the extent of the Foreign Person’s current and past ownership of the Fund. Prior to January 1, 2014, the “look-through” USRPI treatment described above for distributions by a Fund to a Foreign Person also applied to distributions attributable to (i) gains realized on the disposition of USRPIs by the Fund and (ii) distributions received by the Fund from a lower-tier RIC that the Fund was required to treat as USRPI gain in its hands. It is currently unclear whether Congress will extend these former “look-through” provisions to distributions made on or after January 1, 2014, and what the terms of any such extension would be, including whether any such extension would have retroactive effect.

In addition, if the Fund were a USRPHC or former USRPHC, it could be required to withhold U.S. tax on the proceeds of a share redemption by a greater-than-5% shareholder that is a Foreign Person, in which case such Foreign Person generally would also be required to file U.S. tax returns and pay any additional taxes due in connection with the redemption. Prior to January 1, 2014, withholding generally was not required with respect to amounts paid in redemption of shares of a Fund if the Fund was a USRPHC that was considered to be “domestically controlled” or, in certain limited cases, if the Fund (whether or not domestically controlled) held substantial investments in RICs that were domestically controlled USRPHCs. This exemption from withholding for redemptions has expired and such withholding is required, without regard to whether the Fund or any RIC in which it invests is domestically controlled. It is currently unclear whether Congress will extend this exemption for redemptions made on or after January 1, 2014, and what the terms of any such extension would be, including whether any such extension would have retroactive effect.

If a beneficial holder of Fund shares who or which is a Foreign Person has a trade or business in the United States, and Fund dividends received by such holder are effectively connected with the conduct of such trade or business in the United States, the dividends generally will be subject to U.S. federal net income taxation at regular income tax rates.

A beneficial holder of shares who or which is a Foreign Person is not, in general, subject to U.S. federal income tax on gains (and is not allowed a deduction for losses) realized on a sale or redemption of shares of a Fund or on Capital Gain Dividends unless (i) such gain or Capital Gain Dividend is effectively connected with the conduct of a trade or business carried on by such holder within the United States, or (ii) in the case of an individual holder, the holder is present in the United States for a period or periods aggregating 183 days or more during the year of the sale, redemption or Capital Gain Dividend and certain other conditions are met.

Foreign Persons should consult their tax advisors concerning the tax consequences of owning shares of a Fund, including the certification and filing requirements imposed on Foreign Persons in order to qualify for an exemption from the backup withholding tax rates described above or a reduced rate of withholding provided by treaty.

Certain Additional Reporting and Withholding Requirements.

The Foreign Account Tax Compliance Act (“FATCA”) generally requires a Fund to obtain information sufficient to identify the status of each of its shareholders under FATCA as described more fully below. If a shareholder fails to provide this information or otherwise fails to comply with FATCA, a Fund may be required to withhold under FATCA at a rate of 30% with respect to that shareholder on dividends, including Capital Gain Dividends, and the proceeds of the sale, redemption or exchange of Fund shares. If a payment by a Fund is subject to FATCA withholding, the Fund is required to withhold even if such payment would otherwise be exempt from withholding under the rules applicable to foreign shareholders described above (e.g., Capital Gain Dividends and short-term capital gain and interest-related dividends), beginning as early as July 1, 2014.

Each prospective investor is urged to consult its tax adviser regarding the applicability of FATCA and any other reporting requirements with respect to the prospective investor’s own situation, including investments through an intermediary. Other Tax Matters

Special tax rules apply to investments through defined contribution plans and other tax-qualified plans. Shareholders should consult their tax advisors to determine the suitability of shares of a Fund as an investment through such plans and the precise effect of such an investment in their particular tax situations.

Dividends, distributions and gains from the sale of a Fund’s shares may be subject to state, local and foreign taxes. Shareholders are urged to consult their tax advisors regarding specific questions as to federal, state, local and, where applicable, foreign taxes.

If a shareholder recognizes a loss with respect to a Fund’s shares of $2 million or more for an individual shareholder or $10 million or more for a corporate shareholder, the shareholder must file with the IRS a disclosure statement on Form 8886. Direct shareholders of portfolio securities are in many cases excepted from this reporting requirement, but under current guidance, shareholders of a RIC are not excepted. Future guidance may extend the current exception from this reporting requirement to shareholders of most or all RICs. The fact that a loss is reportable under these regulations does not affect the legal determination of whether the taxpayer’s treatment of the loss is proper. Shareholders should consult their tax advisors to determine the applicability of these regulations in light of their individual circumstances.

THIRD PARTY INFORMATION

The Prospectus and this Statement may contain references to third party copyrights, indexes and trademarks, each of which is the property of its respective owner. Such owner is not affiliated with Natixis Global Asset Management or any of its related or affiliated companies (collectively “NGAM”) and does not sponsor, endorse or participate in the provision of any NGAM services, funds or other financial products.

The index information contained in the Prospectus and this Statement is derived from third parties and is provided on an “as is” basis. The user of this information assumes the entire risk of use of this information. Each of the third party entities involved in compiling, computing or creating index information, disclaims all warranties (including, without limitation, any warranties of originality, accuracy, completeness, timeliness, non-infringement, merchantability and fitness for a particular purpose) with respect to such information.

FINANCIAL STATEMENTS

The financial statements and financial highlights and the related reports of the independent registered public accounting firm included in the Funds’ annual report dated September 30, 2013 are incorporated herein by reference to such report. The Funds’ annual and semiannual reports are available upon request and without charge. The Fund will send a single copy of its annual and semiannual reports to an address at which more than one shareholder of record with the same last name has indicated that mail is to be delivered. Shareholders may request additional copies of any annual or semiannual report by telephone at (800) 225-5478 or by writing to the Distributor at: NGAM Distribution, L.P., 399 Boylston Street, Boston, Massachusetts 02116. The annual reports are also available on-line at the SEC’s website, at www.sec.gov.

APPENDIX A

DESCRIPTION OF SECURITIES RATINGS

Some of the Funds make use of average portfolio credit quality standards to assist institutional investors whose own investment guidelines limit their investments accordingly. In determining a Fund’s overall dollar-weighted average quality, unrated securities are treated as if rated, based on the Adviser’s view of their comparability to rated securities. A Fund’s use of average quality criteria is intended to be a guide for those investors whose investment guidelines require that assets be invested according to comparable criteria. Reference to an overall average quality rating for a Fund does not mean that all securities held by the Fund will be rated in that category or higher. A Fund’s investments may range in quality from securities rated in the lowest category in which the Fund is permitted to invest to securities rated in the highest category (as rated by S&P, Moody’s or Fitch or, if unrated, determined by the adviser to be of comparable quality). The percentage of a Fund’s assets invested in securities in a particular rating category will vary. Following is a description of S&P’s, Moody’s, and Fitch ratings applicable to fixed-income securities.

Standard & Poor’s—A brief description of the applicable rating symbols of Standard & Poor’s and their meanings (as published by Standard & Poor’s) follows:

Issue Credit Rating Definitions

A Standard & Poor’s issue credit rating is a forward-looking opinion about the creditworthiness of an obligor with respect to a specific financial obligation, a specific class of financial obligations, or a specific financial program (including ratings on medium-term note programs and commercial paper programs). It takes into consideration the creditworthiness of guarantors, insurers, or other forms of credit enhancement on the obligation and takes into account the currency in which the obligation is denominated. The opinion reflects Standard & Poor’s view of the obligor’s capacity and willingness to meet its financial commitments as they come due, and may assess terms, such as collateral security and subordination, which could affect ultimate payment in the event of default.

Issue credit ratings can be either long-term or short-term. Short-term ratings are generally assigned to those obligations considered short-term in the relevant market. In the U.S., for example, that means obligations with an original maturity of no more than 365 days — including commercial paper. Short-term ratings are also used to indicate the creditworthiness of an obligor with respect to put features on long-term obligations. Medium-term notes are assigned long-term ratings.

Long-Term Issue Credit Ratings

Issue credit ratings are based, in varying degrees, on Standard & Poor’s analysis of the following considerations:

•	Likelihood of payment—capacity and willingness of the obligor to meet its financial commitment on an obligation in accordance with the terms of the obligation;

•	Nature of and provisions of the obligation and the promise we impute;

•	Protection afforded by, and relative position of, the obligation in the event of bankruptcy, reorganization, or other arrangement under the laws of bankruptcy and other laws affecting creditors’ rights.

Issue ratings are an assessment of default risk, but may incorporate an assessment of relative seniority or ultimate recovery in the event of default. Junior obligations are typically rated lower than senior obligations, to reflect the lower priority in bankruptcy, as noted above. (Such differentiation may apply when an entity has both senior and subordinated obligations, secured and unsecured obligations, or operating company and holding company obligations.)

AAA

An obligation rated ’AAA‘ has the highest rating assigned by Standard & Poor’s. The obligor’s capacity to meet its financial commitment on the obligation is extremely strong.

AA

An obligation rated ’AA‘ differs from the highest-rated obligations only to a small degree. The obligor’s capacity to meet its financial commitment on the obligation is very strong.

A

An obligation rated ’A‘ is somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions than obligations in higher-rated categories. However, the obligor’s capacity to meet its financial commitment on the obligation is still strong.

BBB

An obligation rated ’BBB‘ exhibits adequate protection parameters. However, adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity of the obligor to meet its financial commitment on the obligation.

BB, B, CCC, CC, and C

Obligations rated ’BB‘, ’B‘, ’CCC‘, ’CC‘, and ’C‘ are regarded as having significant speculative characteristics. ’BB‘ indicates the least degree of speculation and ’C‘ the highest. While such obligations will likely have some quality and protective characteristics, these may be outweighed by large uncertainties or major exposures to adverse conditions.

BB

An obligation rated ’BB‘ is less vulnerable to nonpayment than other speculative issues. However, it faces major ongoing uncertainties or exposure to adverse business, financial, or economic conditions which could lead to the obligor’s inadequate capacity to meet its financial commitment on the obligation.

B

An obligation rated ’B‘ is more vulnerable to nonpayment than obligations rated ’BB‘, but the obligor currently has the capacity to meet its financial commitment on the obligation. Adverse business, financial, or economic conditions will likely impair the obligor’s capacity or willingness to meet its financial commitment on the obligation.

CCC

An obligation rated ’CCC‘ is currently vulnerable to nonpayment, and is dependent upon favorable business, financial, and economic conditions for the obligor to meet its financial commitment on the obligation. In the event of adverse business, financial, or economic conditions, the obligor is not likely to have the capacity to meet its financial commitment on the obligation.

CC

An obligation rated ’CC‘ is currently highly vulnerable to nonpayment. The ‘CC’ rating is used when a default has not yet occurred, but Standard & Poor’s expects default to be a virtual certainty, regardless of the anticipated time to default.

C

An obligation rated ’C‘ is currently highly vulnerable to nonpayment, and the obligation is expected to have lower relative seniority or lower ultimate recovery compared to obligations that are rated higher.

D

An obligation rated ’D‘ is in payment default or in breach of an imputed promise. For non-hybrid capital instruments, the ‘D’ rating category is used when payments on an obligation are not made on the date due, unless Standard & Poor’s believes that such payments will be made within five business days in the absence of a stated grace period or within the earlier of the stated grace period or 30 calendar days. The ‘D’ rating also will be used upon the filing of a bankruptcy petition or the taking of similar action and where default on an obligation is a virtual certainty, for example due to automatic stay provisions. An obligation’s rating is lowered to ‘D’ if it is subject to a distressed exchange offer.

Plus (+) or minus (–)

The ratings from ’AA‘ to ’CCC‘ may be modified by the addition of a plus (+) or minus (–) sign to show relative standing within the major rating categories.

NR

This indicates that no rating has been requested, that there is insufficient information on which to base a rating, or that Standard & Poor’s does not rate a particular obligation as a matter of policy.

Short-Term Issue Credit Ratings

A-1

A short-term obligation rated ’A-1‘ is rated in the highest category by Standard & Poor’s. The obligor’s capacity to meet its financial commitment on the obligation is strong. Within this category, certain obligations are designated with a plus sign (+). This indicates that the obligor’s capacity to meet its financial commitment on these obligations is extremely strong.

A-2

A short-term obligation rated ’A-2‘ is somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions than obligations in higher rating categories. However, the obligor’s capacity to meet its financial commitment on the obligation is satisfactory.

A-3

A short-term obligation rated ’A-3‘ exhibits adequate protection parameters. However, adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity of the obligor to meet its financial commitment on the obligation.

B

A short-term obligation rated ’B‘ is regarded as vulnerable and has significant speculative characteristics. The obligor currently has the capacity to meet its financial commitments; however, it faces major ongoing uncertainties which could lead to the obligor’s inadequate capacity to meet its financial commitment on the obligation.

C

A short-term obligation rated ’C‘ is currently vulnerable to nonpayment and is dependent upon favorable business, financial, and economic conditions for the obligor to meet its financial commitment on the obligation.

D

A short-term obligation rated ‘D’ is in default or in breach of an imputed promise. For non-hybrid capital instruments, the ‘D’ rating category is used when payments on an obligation are not made on the date due, unless Standard & Poor’s believes that such payments will be made within any stated grace period. However, any stated grace period longer than five business days will be treated as five business days. The ‘D’ rating also will be used upon the filing of a bankruptcy petition or the taking of a similar action and where default on an obligation is a virtual certainty, for example due to automatic stay provisions. An obligation’s rating is lowered to ‘D’ if it is subject to a distressed exchange offer.

SPUR (Standard & Poor’s Underlying Rating)

A SPUR rating is an opinion about the stand-alone capacity of an obligor to pay debt service on a credit-enhanced debt issue, without giving effect to the enhancement that applies to it. These ratings are published only at the request of the debt issuer/obligor with the designation SPUR to distinguish them from the credit-enhanced rating that applies to the debt issue. Standard & Poor’s maintains surveillance of an issue with a published SPUR.

Municipal Short-Term Note Ratings Definitions

A Standard & Poor’s U.S. municipal note rating reflects Standard & Poor’s opinion about the liquidity factors and market access risks unique to the notes. Notes due in three years or less will likely receive a note rating. Notes with an original maturity of more than three years will most likely receive a long-term debt rating. In determining which type of rating, if any, to assign, Standard & Poor’s analysis will review the following considerations:

•	Amortization schedule—the larger the final maturity relative to other maturities, the more likely it will be treated as a note; and

•	Source of payment—the more dependent the issue is on the market for its refinancing, the more likely it will be treated as a note.

Note rating symbols are as follows:

SP-1

Strong capacity to pay principal and interest. An issue determined to possess a very strong capacity to pay debt service is given a plus (+) designation.

SP-2

Satisfactory capacity to pay principal and interest, with some vulnerability to adverse financial and economic changes over the term of the notes.

SP-3

Speculative capacity to pay principal and interest.

Dual Ratings

Dual ratings may be assigned to debt issues that have a put option or demand feature. The first component of the rating addresses the likelihood of repayment of principal and interest as due, and the second component of the rating addresses only the demand feature. The first component of the rating can relate to either a short-term or long-term transaction and accordingly use either short-term or long-term rating symbols. The second component of the rating relates to the put option and is assigned a short-term rating symbol (for example, ‘AAA/A-1+’ or ‘A-1+/A-1’). With U.S. municipal short-term demand debt, the U.S. municipal short-term note rating symbols are used for the first component of the rating (for example ‘SP-1+/A-1+’).

The analyses, including ratings, and of Standard & Poor’s and its affiliates (together, Standard & Poor’s) are statements of opinion as of the date they are expressed and not statements of fact or recommendations to purchase, hold, or sell any securities or make any investment decisions. Standard & Poor’s assumes no obligation to update any information following publication. Users of ratings or other analyses should not rely on them in making any investment decision. Standard & Poor’s opinions and analyses do not address the suitability of any security. Standard & Poor’s does not act as a fiduciary or an investment advisor except where registered as such. While Standard & Poor’s has obtained information from sources it believes to be reliable, Standard & Poor’s does not perform an audit and undertakes no duty of due diligence or independent verification of any information it receives. Ratings and other opinions may be changed, suspended, or withdrawn at any time.

Active Qualifiers (Currently applied and/or outstanding)

Federal deposit insurances limit: ‘L’ qualifier

Ratings qualified with ‘L’ apply only to amounts invested up to federal deposit insurance limits.

Principal: ‘p’ qualifier

This suffix is used for issues in which the credit factors, the terms, or both, that determine the likelihood of receipt of payment of principal are different from the credit factors, terms or both that determine the likelihood of receipt of interest on the obligation. The ‘p’ suffix indicates that the rating addresses the principal portion of the obligation only and that the interest is not rated.

Public Information Ratings: ‘pi’ qualifier

Ratings with a ‘pi’ suffix are based on an analysis of an issuer’s published financial information, as well as additional information in the public domain. They do not, however, reflect in-depth meetings with an issuer’s management and therefore may be based on less comprehensive information than ratings without a ‘pi’ sufix. Ratings with a ‘pi’ suffix are reviewed annually based on a new year’s financial statements, but may be reviewed on an interim basis if a major event occurs that may affect the issuer’s credit quality.

Preliminary Ratings: ‘prelim’ qualifier

Preliminary ratings, with the ‘prelim’ suffix, may be assigned to obligors or obligations, including financial programs, in the circumstances described below. Assignment of a final rating is conditional on the receipt by Standard & Poor’s of appropriate documentation. Standard & Poor’s reserves the right not to issue a final rating. Moreover, if a final rating is issued, it may differ from the preliminary rating.

•	Preliminary ratings may be assigned to obligations, most commonly structured and project finance issues, pending receipt of final documentation and legal opinions.

•	Preliminary ratings are assigned to Rule 415 Shelf Registrations. As specific issues, with defined terms, are offered from the master registration, a final rating may be assigned to them in accordance with Standard & Poor’s policies.

•	Preliminary ratings may be assigned to obligations that will likely be issued upon the obligor’s emergence from bankruptcy or similar reorganization, based on late-stage reorganization plans, documentation and discussions with the obligor. Preliminary ratings may also be assigned to the obligors. These ratings consider the anticipated general credit quality of the reorganized or postbankruptcy issuer as well as attributes of the anticipated obligation(s).

•	Preliminary ratings may be assigned to entities that are being formed or that are in the process of being independently established when, in Standard & Poor’s opinion, documentation is close to final. Preliminary ratings may also be assigned to these entities’ obligations.

•	Preliminary ratings may be assigned when a previously unrated entity is undergoing a well-formulated restructuring, recapitalization, significant financing or other transformative event, generally at the point that investor or lender commitments are invited. The preliminary rating may be assigned to the entity and to its proposed obligation(s). These preliminary ratings consider the anticipated general credit quality of the obligor, as well as attributes of the anticipated obligation(s), assuming successful completion of the transformative event. Should the transformative event not occur, Standard & Poor’s would likely withdraw these preliminary ratings.

•	A preliminary recovery rating may be assigned to an obligation that has a preliminary issue credit rating.

Termination Structures: ‘t’ qualifier

This symbol indicates termination structures that are designed to honor their contracts to full maturity or, should certain events occur, to terminate and cash settle all their contracts before their final maturity date.

Inactive Qualifiers (No longer applied or outstanding)

Contingent upon final documentation: ‘*’ inactive qualifier

This symbol that indicated that the rating was contingent upon Standard & Poor’s receipt of an executed copy of the escrow agreement or closing documentation confirming investments and cash flows. Discontinued use in August 1998.

Termination of obligation to tender: ‘c’ inactive qualifier

This qualifier was used to provide additional information to investors that the bank may terminate its obligation to purchase tendered bonds if the long-term credit rating of the issuer is below an investment-grade level and/or the issuer’s bonds were deemed taxable. Discontinued use in January 2001.

U.S. direct government securities: ‘G’ inactive qualifier

The letter ‘G’ followed the rating symbol when a fund’s portfolio consisted primarily of direct U.S. government securities.

Provisional Ratings: ‘pr’ inactive qualifier

The letters ‘pr’ indicate that the rating is provisional. A provisional rating assumes the successful completion of a project financed by the debt being rated and indicates that payment of debt service requirements was largely or entirely dependent upon the successful, timely completion of the project. This rating, however, while addressing credit quality subsequent to completion of the project, made no comment on the likelihood of or the risk of default upon failure of such completion.

Quantitative Analysis of public information: ‘q’ inactive qualifier

A ‘q’ subscript indicates that the rating is based solely on quantitative analysis of publicly available information. Discontinued use in April 2001.

Extraordinary risks: ‘r’ inactive qualifier

The ‘r’ modifier was assigned to securities containing extraordinary risks, particularly market risks, which are not covered in the credit rating. The absence of an ‘r’ modifier should not be taken as an indication that an obligation will not exhibit extraordinary non-credit related risks. Standard & Poor’s discontinued the use of the ‘r’ modifier for most obligations in June 2000 and for the balance of obligations (mainly structured finance transactions) in November 2002.

Local Currency and Foreign Currency Risks

Country risk considerations are a standard part of Standard & Poor’s analysis for credit ratings on any issuer or issue. Currency of repayment is a key factor in this analysis. An obligor’s capacity to repay foreign currency obligations may be lower than its capacity to repay obligations in its local currency due to the sovereign government’s own relatively lower capacity to repay external versus domestic debt. These sovereign risk considerations are incorporated in the debt ratings assigned to specific issues. Foreign currency issuer ratings are also distinguished from local currency issuer ratings to identify those instances where sovereign risks make them different for the same issuer.

Moody’s Investors Service, Inc.—A brief description of the applicable Moody’s Investors Service, Inc. rating symbols and their meanings (as published by Moody’s) follows:

Long-Term Obligation Ratings

Moody’s long-term ratings are assigned to issuers or obligations with an original maturity of one year or more and reflect both on the likelihood of a default on contractually promised payments and the expected financial loss suffered in the event of default.

Moody’s Long-Term Rating Definitions:

Aaa

Obligations rated Aaa are judged to be of the highest quality, subject to the lowest level of credit risk.

Aa

Obligations rated Aa are judged to be of high quality and are subject to very low credit risk.

A

Obligations rated A are judged to be upper-medium grade and are subject to low credit risk.

Baa

Obligations rated Baa are judged to be medium-grade and subject to moderate credit risk and as such may possess certain speculative characteristics.

Ba

Obligations rated Ba are judged to be speculative and are subject to substantial credit risk.

B

Obligations rated B are considered speculative and are subject to high credit risk.

Caa

Obligations rated Caa are judged to be speculative of poor standing and are subject to very high credit risk.

Ca

Obligations rated Ca are highly speculative and are likely in, or very near, default, with some prospect of recovery of principal and interest.

C

Obligations rated C are the lowest rated and are typically in default, with little prospect for recovery of principal or interest.

Note: Moody’s appends numerical modifiers 1, 2, and 3 to each generic rating classification from Aa through Caa. The modifier 1 indicates that the obligation ranks in the higher end of its generic rating category; the modifier 2 indicates a mid-range ranking; and the modifier 3 indicates a ranking in the lower end of that generic rating category. Additionally, a “(hyb)” indicator is appended to all ratings of hybrid securities issued by banks, insurers, finance companies, and securities firms.

Long-Term Issuer Ratings

Long-Term Issuer Ratings are opinions of the ability of entities to honor long-term senior unsecured financial obligations and contracts. Moody’s expresses Long-Term Issuer Ratings on its long-term global scale.

Medium-Term Note Program Ratings

Moody’s assigns provisional ratings to medium-term note (MTN) programs and definitive ratings to the individual debt securities issued from them (referred to as drawdowns or notes). These ratings may be expressed on Moody’s general long-term or short-term rating scale, depending upon the intended tenor of the notes to be issued under the program.

MTN program ratings are intended to reflect the ratings likely to be assigned to drawdowns issued from the program with the specified priority of claim (e.g. senior or subordinated). To capture the contingent nature of a program rating, Moody’s assigns provisional ratings to MTN programs. A provisional rating is denoted by a (P) in front of the rating and is defined elsewhere in this document.

The rating assigned to a drawdown from a rated MTN or bank/deposit note program is definitive in nature, and may differ from the program rating if the drawdown is exposed to additional credit risks besides the issuer’s default, such as links to the defaults of other issuers, or has other structural features that warrant a different thing. In some circumstances, no rating may be assigned to a drawdown.

Moody’s encourages market participants to contact Moody’s Ratings Desks or visit www.moodys.com directly if they have questions regarding ratings for specific notes issued under a medium-term note program. Unrated notes issued under an MTN program may be assigned an NR (not rated) symbol.

Short-Term Obligation Ratings

Moody’s short-term ratings are assigned to obligations with an original maturity of thirteen months or less and reflect the likelihood of a default on contractually promised payments. Moody’s employs the following designations to indicate the relative repayment ability of rated issuers:

P-1

Issuers (or supporting institutions) rated Prime-1 have a superior ability to repay short-term debt obligations.

P-2

Issuers (or supporting institutions) rated Prime-2 have a strong ability to repay short-term debt obligations.

P-3

Issuers (or supporting institutions) rated Prime-3 have an acceptable ability to repay short-term obligations.

NP

Issuers (or supporting institutions) rated Not Prime do not fall within any of the Prime rating categories.

Note: Canadian issuers rated P-1 or P-2 have their short-term ratings enhanced by the senior most long-term rating of the issuer, its guarantor or support-provider.

Short-Term Issuer Ratings

Short-Term Issuer Ratings are opinions of the ability of entities to honor short-term senior unsecured financial obligations and contracts. Moody’s expresses Short-Term Issuer Ratings on its short-term obligations ratings scale.

Fitch Investor Services, Inc. – A brief description of the applicable rating symbols of Fitch Investor Services, Inc. and their meanings (as published by Fitch) follows:

Credit Ratings

Fitch Ratings’ credit ratings provide an opinion on the relative ability of an entity to meet financial commitments, such as interest, preferred dividends, repayment of principal, insurance claims or counterparty obligations. Credit ratings are used by investors as indications of the likelihood of receiving the money owed to them in accordance with the terms on which they invested. The agency’s credit ratings cover the global spectrum of corporate, sovereign (including supranational and sub-national), financial, bank, insurance, municipal and other public finance entities and the securities or other obligations they issue, as well as structured finance securities backed by receivables or other financial assets.

The terms “investment grade” and “speculative grade” have established themselves over time as shorthand to describe the categories ‘AAA’ to ‘BBB’ (investment grade) and ‘BB’ to ‘D’ (speculative grade). The terms “investment grade” and “speculative grade” are market conventions, and do not imply any recommendation or endorsement of a specific security for investment purposes. “Investment grade” categories indicate relatively low to moderate credit risk, while ratings in the “speculative” categories either signal a higher level of credit risk or that a default has already occurred.

A designation of “Not Rated” or “NR” is used to denote securities not rated by Fitch where Fitch has rated some, but not all, securities comprising an issuance capital structure.

Credit ratings express risk in relative rank order, which is to say they are ordinal measures of credit risk and are not predictive of a specific frequency of default or loss.

Fitch Ratings’ credit ratings do not directly address any risk other than credit risk. In particular, ratings do not deal with the risk of a market value loss on a rated security due to changes in interest rates, liquidity and other market considerations. However, in terms of payment obligation on the rated liability, market risk may be considered to the extent that it influences the ability of an issuer to pay upon a commitment. Ratings nonetheless do not reflect market risk to the extent that they influence the size or other conditionality of the obligation to pay upon a commitment (for example, in the case of index-linked bonds).

In the default components of ratings assigned to individual obligations or instruments, the agency typically rates to the likelihood of non-payment or default in accordance with the terms of that instrument’s documentation. In limited cases, Fitch Ratings may include additional considerations (i.e. rate to a higher or lower standard than that implied in the obligation’s documentation). In such cases, the agency will make clear the assumptions underlying the agency’s opinion in the accompanying rating commentary.

Long-Term Credit Rating Scales

Issuer Credit Rating Scales

Rated entities in a number of sectors, including financial and non-financial corporations, sovereigns and insurance companies, are generally assigned Issuer Default Ratings (IDRs). IDRs opine on an entity’s relative vulnerability to default on financial obligations. The “threshold” default risk addressed by the IDR is generally that of the financial obligations whose non-payment would best reflect the uncured failure of that entity. As such, IDRs also address relative vulnerability to bankruptcy, administrative receivership or similar concepts, although the agency recognizes that issuers may also make pre-emptive and therefore voluntary use of such mechanisms.

In aggregate, IDRs provide an ordinal ranking of issuers based on the agency’s view of their relative vulnerability to default, rather than a prediction of a specific percentage likelihood of default. For historical information on the default experience of Fitch-rated issuers, please consult the transition and default performance studies available from the Fitch Ratings website.

AAA

Highest credit quality. ‘AAA’ ratings denote the lowest expectation of default risk. They are assigned only in cases of exceptionally strong capacity for payment of financial commitments. This capacity is highly unlikely to be adversely affected by foreseeable events.

AA

Very high credit quality. ‘AA’ ratings denote expectations of very low default risk. They indicate very strong capacity for payment of financial commitments. This capacity is not significantly vulnerable to foreseeable events.

A

High credit quality. ‘A’ ratings denote expectations of low default risk. The capacity for payment of financial commitments is considered strong. This capacity may, nevertheless, be more vulnerable to adverse business or economic conditions than is the case for higher ratings.

BBB

Good credit quality. ‘BBB’ ratings indicate that expectations of default risk are currently low. The capacity for payment of financial commitments is considered adequate but adverse business or economic conditions are more likely to impair this capacity.

BB

Speculative. ‘BB’ ratings indicate an elevated vulnerability to default risk, particularly in the event of adverse changes in business or economic conditions over time; however, business or financial flexibility exists which supports the servicing of financial commitments.

B

Highly speculative. ‘B’ ratings indicate that material default risk is present, but a limited margin of safety remains. Financial commitments are currently being met; however, capacity for continued payment is vulnerable to deterioration in the business and economic environment.

CCC

Substantial credit risk. Default is a real possibility.

CC

Very high levels of credit risk. Default of some kind appears probable.

C

Exceptionally high levels of credit risk. Default is imminent or inevitable, or the issuer is in stand still. Conditions that are indicative of a ‘C’ category rating for an issuer include:

a.	the issuer has entered into a grace or cure period following non-payment of a material financial obligation;

b.	the issuer has entered into a temporary negotiated waiver or standstill agreement following a payment default on a material financial obligation; or

c.	Fitch Ratings otherwise believes a condition of ‘RD’ or ‘D’ to be imminent or inevitable, including through the formal announcement of a distressed debt exchange.

RD

Restricted default. ‘RD’ ratings indicate an issuer that in Fitch Ratings’ opinion has experienced an uncured payment default on a bond, loan or other material financial obligation but which has not entered into bankruptcy filings, administration, receivership, liquidation or other formal winding-up procedure, and which has not otherwise ceased operating. This would include:

a.	the selective payment default on a specific class or currency of debt;

b.	the uncured expiry of any applicable grace period, cure period or default forbearance period following a payment default on a bank loan, capital markets security or other material financial obligation;

c.	the extension of multiple waivers or forbearance periods upon a payment default on one or more material financial obligations, either in series or in parallel; or

d.	execution of a distressed debt exchange on one or more material financial obligations.

D

Default. ‘D’ ratings indicate an issuer that in Fitch Ratings’ opinion has entered into bankruptcy filings, administration, receivership, liquidation or other formal winding-up procedure, or which has otherwise ceased business.

Default ratings are not assigned prospectively to entities or their obligations; within this context, non-payment on an instrument that contains a deferral feature or grace period will generally not be considered a default until after the expiration of the deferral or grace period, unless a default is otherwise driven by bankruptcy or other similar circumstance, or by a distressed debt exchange.

“Imminent” default typically refers to the occasion where a payment default has been intimated by the issuer, and is all but inevitable. This may, for example, be where an issuer has missed a scheduled payment, but (as is typical) has a grace period during which it may cure the payment default. Another alternative would be where an issuer has formally announced a distressed debt exchange, but the date of the exchange still lies several days or weeks in the immediate future.

In all cases, the assignment of a default rating reflects the agency’s opinion as to the most appropriate rating category consistent with the rest of its universe of ratings, and may differ from the definition of default under the terms of an issuer’s financial obligations or local commercial practice.

Note:

The modifiers “+” or “-” may be appended to a rating to denote relative status within major rating categories. Such suffixes are not added to the ‘AAA’ Long-Term IDR category, or to Long-Term IDR categories below ‘B’.

Limitations of the Issuer Credit Rating Scale

Specific limitations relevant to the issuer credit rating scale include:

•	The ratings do not predict a specific percentage of default likelihood over any given time period.

•	The ratings do not opine on the market value of any issuer’s securities or stock, or the likelihood that this value may change.

•	The ratings do not opine on the liquidity of the issuer’s securities or stock.

•	The ratings do not opine on the possible loss severity on an obligation should an issuer default.

•	The ratings do not opine on the suitability of an issuer as counterparty to trade credit.

•	The ratings do not opine on any quality related to an issuer’s business, operational or financial profile other than the agency’s opinion on its relative vulnerability to default.

Ratings assigned by Fitch Ratings articulate an opinion on discrete and specific areas of risk. The above list is not exhaustive, and is provided for the reader’s convenience. Readers are requested to review the section Understanding Credit Ratings—Limitations and Usage for further information on the limitations of the agency’s ratings.

Short-Term Credit Ratings

Short-Term Ratings Assigned to Issuers or Obligations in Corporate, Public and Structured Finance

A short-term issuer or obligation rating is based in all cases on the short-term vulnerability to default of the rated entity or security stream, and relates to the capacity to meet financial obligations in accordance with the documentation governing the relevant obligation. Short-Term Ratings are assigned to obligations whose initial maturity is viewed as “short term” based on market convention. Typically, this means up to 13 months for corporate, sovereign and structured obligations, and up to 36 months for obligations in U.S. public finance markets.

F1

Highest short-term credit quality. Indicates the strongest intrinsic capacity for timely payment of financial commitments; may have an added “+” to denote any exceptionally strong credit feature.

F2

Good short-term credit quality. Good intrinsic capacity for timely payment of financial commitments.

F3

Fair short-term credit quality. The intrinsic capacity for timely payment of financial commitments is adequate.

B

Speculative short-term credit quality. Minimal capacity for timely payment of financial commitments, plus heightened vulnerability to near term adverse changes in financial and economic conditions.

C

High short-term default risk. Default is a real possibility.

RD

Restricted default. Indicates an entity that has defaulted on one or more of its financial commitments, although it continues to meet other financial obligations. Applicable to entity ratings only.

D

Default. Indicates a broad-based default event for an entity, or the default of a short-term obligation.

Limitations of the Short-Term Ratings Scale

Specific limitations relevant to the Short-Term Ratings scale include:

•	The ratings do not predict a specific percentage of default likelihood over any given time period.

•	The ratings do not opine on the market value of any issuer’s securities or stock, or the likelihood that this value may change.

•	The ratings do not opine on the liquidity of the issuer’s securities or stock.

•	The ratings do not opine on the possible loss severity on an obligation should an obligation default.

•	The ratings do not opine on any quality related to an issuer or transaction’s profile other than the agency’s opinion on the relative vulnerability to default of the rated issuer or obligation.

Ratings assigned by Fitch Ratings articulate an opinion on discrete and specific areas of risk. The above list is not exhaustive, and is provided for the reader’s convenience. Readers are requested to review the section Understanding Credit Ratings—Limitations and Usage for further information on the limitations of the agency’s ratings.

Standard Rating Actions

Affirmed*

The rating has been reviewed with no change in rating. Ratings affirmations may also include an affirmation of, or change to Outlook when an Outlook is used.

Confirmed

Action taken in response to an external request or change in terms. Rating has been reviewed in either context, and no rating change has been deemed necessary. For servicer ratings, action taken in response to change in financial condition or IDR of servicer where servicer rating is reviewed in that context exclusively, and no rating action has been deemed necessary.

Downgrade*

The rating has been lowered in the scale.

Matured*/Paid-In-Full

a. ‘Matured’ – This action is used when an issue has reached the end of its repayment term and rating coverage is discontinued. Denoted as ‘NR’.

b. ‘Paid-In-Full’ – This action indicates that the issue has been paid in full. As the issue no longer exists, it is therefore no longer rated. Denoted as ‘PIF.’

New Rating*

Rating has been assigned to a previously unrated issue primarily used in cases of shelf issues such as MTNs or similar program.

Prerefunded*

Assigned to long-term US Public Finance issues after Fitch assesses refunding escrow.

Publish*

Initial public announcement of rating on the agency’s website, although not necessarily the first rating assigned. This action denotes when a previously private rating is published.

Upgrade*

The rating has been raised in the scale.

Withdrawn*

The rating has been withdrawn and the issue or issuer is no longer rated by Fitch Ratings. Indicated in rating databases with the symbol ‘WD’.

*	A rating action must be recorded for each rating in a required cycle to be considered compliant with Fitch policy concerning aging of ratings. Not all Ratings or Data Actions, or changes in rating modifiers, will meet this requirement. Actions that meet this requirement are noted with an * in the above definitions.

Registration Nos. 333-22931

811-08282

LOOMIS SAYLES FUNDS I

PART C

OTHER INFORMATION

Item 28. Exhibits

(a)			Articles of Incorporation.

	(1)		The Registrant’s First Amended and Restated Agreement and Declaration of Trust dated June 22, 2005 (the “Agreement and Declaration”) is incorporated by reference to exhibit (a)(1) to post-effective amendment (“PEA”) No. 29 to the initial registration statement (“Registration Statement”) filed on June 30, 2005.

(b)			By-Laws.

	(1)		The Registrant’s Amended and Restated By-Laws dated September 23, 2008 (the “By-laws”) are incorporated by reference to exhibit (b)(1) to PEA No. 34 to the Registration Statement filed on December 3, 2008.

(c)			Instruments Defining Rights of Security Holders.

Rights of shareholders as described in Article III, Section 4 of the Agreement and Declaration is incorporated by reference to exhibit (a)(1) to PEA No. 29 to the Regulation Statement filed on June 30, 2005.

(d)			Investment Advisory Contracts.

	(1)		Advisory Agreement dated October 30, 2000 between the Registrant, on behalf of Loomis Sayles Fixed Income Fund, and Loomis, Sayles & Company, L.P. (“Loomis Sayles”) is incorporated by reference to exhibit (d)(4) to PEA No. 12 to the Registration Statement filed on January 30, 2001.

	(2)		Advisory Agreement dated October 30, 2000 between the Registrant, on behalf of Loomis Sayles Institutional High Income Fund, and Loomis Sayles is incorporated by reference to exhibit (d)(5) to PEA No. 12 to the Registration Statement filed on January 30, 2001.

	(3)	(i)	Advisory Agreement dated October 30, 2000 between Registrant on behalf of Loomis Sayles Intermediate Duration Bond Fund (formerly, Loomis Sayles Intermediate Duration Fixed Income Fund), and Loomis Sayles is incorporated by reference to exhibit (d)(6) to PEA No. 12 to the Registration Statement filed on January 30, 2001.

		(ii)	Addendum dated February 13, 2001 to Advisory Agreement dated October 30, 2000 between the Registrant, on behalf of Loomis Sayles Intermediate Duration Bond Fund (formerly, Loomis Sayles Intermediate Duration Fixed Income Fund), and Loomis Sayles is incorporated by reference to exhibit (d)(6) to PEA No. 15 to the Registration Statement filed on January 30, 2002.

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	(iii)	Addendum dated July 1, 2005 to Advisory Agreement dated October 30, 2000 between the Registrant, on behalf of Loomis Sayles Intermediate Duration Bond Fund (formerly, Loomis Sayles Intermediate Duration Fixed Income Fund), and Loomis Sayles is incorporated by reference to exhibit (d)(3)(i) to PEA No. 30 to the Registration Statement filed on January 30, 2006.

(4)		Advisory Agreement dated October 30, 2000 between the Registrant, on behalf of Loomis Sayles Investment Grade Fixed Income Fund, and Loomis Sayles is incorporated by reference to exhibit (d)(7) to PEA No. 12 to the Registration Statement filed on January 30, 2001.

(5)	(i)	Advisory Agreement dated September 12, 2003 between the Registrant, on behalf of Loomis Sayles Bond Fund, and Loomis Sayles is incorporated by reference to exhibit (d)(9) to PEA No. 22 to the Registration Statement filed on November 28, 2003.

	(ii)	Addendum dated July 1, 2005 to Advisory Agreement dated September 12, 2003 between the Registrant, on behalf of Loomis Sayles Bond Fund, and Loomis Sayles is incorporated by reference to exhibit (d)(5)(i) to PEA No. 30 to the Registration Statement filed on January 30, 2006.

	(iii)	Addendum dated December 1, 2007 to Advisory Agreement dated September 12, 2003 between the Registrant, on behalf of Loomis Sayles Bond Fund, and Loomis Sayles is incorporated by reference to exhibit (d)(5)(ii) to PEA No. 33 to the Registration Statement filed on January 29, 2008.

(6)	(i)	Advisory Agreement dated September 12, 2003 between the Registrant, on behalf of Loomis Sayles Global Bond Fund, and Loomis Sayles is incorporated by reference to exhibit (d)(10) to PEA No. 22 to the Registration Statement filed on November 28, 2003.

	(ii)	Addendum dated July 1, 2005 to Advisory Agreement dated September 12, 2003 between the Registrant, on behalf of Loomis Sayles Global Bond Fund, and Loomis Sayles incorporated by reference to exhibit (d)(6)(i) to PEA No. 30 to the Registration Statement filed on January 30, 2006.

	(iii)	Addendum dated July 1, 2007 to Advisory Agreement dated September 12, 2003 between the Registrant, on behalf of Loomis Sayles Global Bond Fund, and Loomis Sayles is incorporated by reference to exhibit (d)(6)(ii) to PEA No. 33 to the Registration Statement filed on January 29, 2008.

	(iv)	Addendum dated July 1, 2013 to Advisory Agreement dated September 12, 2003 between the Registrant, on behalf of Loomis Sayles Global Bond Fund, and Loomis Sayles is filed herewith.

(7)		Advisory Agreement dated September 12, 2003 between the Registrant on behalf of Loomis Sayles Small Cap Value Fund, and Loomis Sayles is incorporated by reference to exhibit (d)(11) to PEA No. 22 to the Registration Statement filed on November 28, 2003.

(8)	(i)	Advisory Agreement dated September 12, 2003 between the Registrant, on behalf of Loomis Sayles Inflation Protected Securities Fund, and Loomis Sayles is incorporated by reference to exhibit (d)(12) to PEA No. 22 to the Registrant Statement filed on November 28, 2003.

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		(ii)	Addendum dated July 1, 2005 to Advisory Agreement dated September 12, 2003 between the Registrant, on behalf of Loomis Sayles Inflation Protected Securities Fund, and Loomis Sayles is incorporated by reference to exhibit (d)(8)(i) to PEA No. 30 to the Registration Statement filed on January 30, 2006.

	(9)		Advisory Agreement dated April 1, 2004 between the Registrant, on behalf of Loomis Sayles High Income Opportunities Fund, and Loomis Sayles is incorporated by reference to exhibit (d)(12) to PEA No. 26 to the Registration Statement filed on December 2, 2004.

	(10)		Advisory Agreement between dated July 1, 2005 between the Registrant, on behalf of Loomis Sayles Securitized Asset Fund, and Loomis Sayles is incorporated by reference to exhibit (d)(10) to PEA No. 30 to the Registration Statement filed on January 30, 2006.

(e)			Underwriting Contracts.

	(1)		Distribution Agreement dated July 1, 2003 between the Registrant, on behalf of Loomis Sayles Fixed Income Fund, Loomis Sayles Institutional High Income Fund, Loomis Sayles Intermediate Duration Bond Fund (formerly, Loomis Sayles Intermediate Duration Fixed Income Fund) and Loomis Sayles Investment Grade Fixed Income Fund, and NGAM Distribution, L.P. (“NGAM Distribution”) is incorporated by reference to exhibit (e)(1) to PEA No. 20 filed on September 10, 2003.

	(2)		Distribution Agreement dated September 12, 2003 between the Registrant, on behalf of Loomis Sayles Bond Fund, Loomis Sayles Global Bond Fund, Loomis Sayles Small Cap Value Fund and Loomis Sayles Inflation Protected Securities Fund and NGAM Distribution is incorporated by reference to exhibit (e)(2) to PEA No. 22 to the Registration Statement filed on November 28, 2003.

	(3)		Distribution Agreement dated April 1, 2004 between the Registrant, on behalf of Loomis Sayles High Income Opportunities Fund, and NGAM Distribution is incorporated by reference to exhibit (e)(4) to PEA No. 26 to the Registration Statement filed on December 2, 2004.

	(4)		Distribution Agreement dated July 1, 2005 between the Registrant, on behalf of Loomis Sayles Securitized Asset Fund, and NGAM Distribution is incorporated by reference to exhibit (e)(5) to PEA No. 30 to the Registration Statement filed on January 30, 2006.

	(5)		Form of Dealer Agreement used by NGAM Distribution is filed herewith.

(f)			Bonus or Profit Sharing Contracts.

Not applicable.

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(g)			Custodian Agreements.

	(1)		Custodian Contract dated September 1, 2005 among the Registrant, on behalf of its respective series, Natixis Funds Trust I, Natixis Funds Trust II, Natixis Funds Trust IV, Loomis Sayles Funds II and State Street Bank and Trust Company (“State Street”) is incorporated by reference to exhibit (g)(1) to PEA No. 30 to the Registration Statement filed on January 30, 2006.

	(2)		Amendment No. 1 dated September 15, 2006 to Master Custody Agreement dated September 1, 2005 among the Registrant, on behalf of its respective series, Natixis Funds Trust I, Natixis Funds Trust II, Natixis Funds Trust IV, Loomis Sayles Funds II and State Street is incorporated by reference to exhibit (g)(2) to PEA No. 31 to the Registration Statement filed on January 26, 2007.

(h)			Other Material Contracts.

	(1)	(i)	Transfer Agency and Services Agreement dated October 1, 2005 among the Registrant, on behalf of its respective series, Natixis Funds Trust I, Natixis Funds Trust II, Natixis Funds Trust IV, Loomis Sayles Funds II and Boston Financial Data Services, Inc. (“Boston Financial”) is incorporated by reference to exhibit (h)(1)(i) to PEA No. 30 to the Registration Statement filed on January 30, 2006.

		(ii)	First Addendum dated November 1, 2005 to the Transfer Agency and Services Agreement is incorporated by reference to exhibit (h)(1)(ii) to PEA No. 30 to the Registration Statement filed on January 30, 2006.

		(iii)	Amendment dated February 15, 2008 to Transfer Agency and Services Agreement dated October 1, 2005 among the Registrant on behalf of its respective series, Natixis Funds Trust I, Natixis Funds Trust II, Natixis Funds Trust IV, Loomis Sayles Funds II, Gateway Trust, Hansberger International Series and Boston Financial is incorporated by reference to exhibit (h)(1)(iv) to PEA No. 34 to the Registration Statement filed on December 3, 2008.

		(iv)	Amendment dated October 1, 2008 to Transfer Agency and Services Agreement dated October 1, 2005 among the Registrant on behalf of its respective series, Natixis Funds Trust I, Natixis Funds Trust II, Natixis Funds Trust IV, Loomis Sayles Funds II, Gateway Trust, Hansberger International Series and Boston Financial is incorporated by reference to exhibit (h)(1)(v) to PEA No. 34 to the Registration Statement filed on December 3, 2008.

		(v)	Amendment dated October 1, 2011 to Transfer Agency and Services Agreement dated October 1, 2005 among the Registrant on behalf of its respective series, Natixis Funds Trust I, Natixis Funds Trust II, Natixis Funds Trust IV, Loomis Sayles Funds II, Gateway Trust, Hansberger International Series and Boston Financial is incorporated by reference to exhibit (h)(1)(vii) to PEA No. 42 to the Registration Statement filed on November 22, 2011.

		(vi)	Addendum dated February 21, 2012 to Transfer Agency and Services Agreement dated October 1, 2005 among the Registrant on behalf of its respective series, Natixis Funds Trust I, Natixis Funds Trust II, Natixis Funds Trust IV, Loomis Sayles Funds II, Gateway Trust, Hansberger International Series and Boston Financial is incorporated by reference to exhibit (h)(1)(viii) to PEA No. 45 to the Registration Statement filed on November 29, 2012.

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	(vii)	Revised Appendix A dated March 30, 2012 to the Transfer Agency and Services Agreement dated October 1, 2005 among the Registrant on behalf of its respective series, Natixis Funds Trust I, Natixis Funds Trust II, Natixis Funds Trust IV, Loomis Sayles Funds II, Gateway Trust, Hansberger International Series and Boston Financial is incorporated by reference to exhibit (h)(1)(ix) to PEA No. 45 to the Registration Statement filed on November 29, 2012.

(2)	(i)	Administrative Services Agreement dated January 3, 2005, between the Registrant on behalf of each of its series, Natixis Funds Trust I, Natixis Funds Trust II, Natixis Funds Trust IV, Loomis Sayles Funds II and NGAM Advisors, L.P. (“NGAM Advisors”) is incorporated by reference to exhibit (h)(2)(i) to PEA No. 27 to the Registration Statement filed on January 28, 2005.

	(ii)	Letter Agreement dated June 27, 2005, to Administrative Services Agreement relating to the applicability of such agreement to the Loomis Sayles Securitized Asset Fund is incorporated by reference to exhibit (h)(2)(ii) to PEA No. 30 to the Registration Statement filed on January 30, 2006.

	(iii)	First Amendment dated November 1, 2005 to the Administrative Services Agreement between the Registrant, on behalf of its respective series, Natixis Funds Trust I, Natixis Funds Trust II, Natixis Funds Trust IV, Loomis Sayles Funds II and NGAM Advisors is incorporated by reference to exhibit (h)(2)(iii) to PEA No. 30 to the Registration Statement filed on January 30, 2006.

	(iv)	Second Amendment dated January 1, 2006 to Administrative Services Agreement between Registrant on behalf of its respective series, Natixis Funds Trust I, Natixis Funds Trust II, Natixis Funds IV, Loomis Sayles Funds II and NGAM Advisors is incorporated by reference to exhibit (h)(2)(iv) to PEA No. 30 to the Registration Statement filed on January 30, 2006.

	(v)	Third Amendment dated July 1, 2007 to the Administrative Services Agreement between the Registrant, on behalf of its respective series, Natixis Funds Trust I, Natixis Funds Trust II, Natixis Funds Trust IV, Loomis Sayles Funds II and NGAM Advisors is incorporated by reference to exhibit (h)(2)(v) to PEA No. 33 to the Registration Statement filed on January 29, 2008.

	(vi)	Fourth Amendment dated September 17, 2007 to the Administrative Services Agreement between the Registrant, on behalf of its respective series, Natixis Funds Trust I, Natixis Funds Trust II, Natixis Funds Trust IV, Loomis Sayles Funds II, Hansberger International Series and NGAM Advisors is incorporated by reference to exhibit (h)(2)(vi) to PEA No. 33 to the Registration Statement filed on January 29, 2008.

	(vii)	Fifth Amendment dated February 1, 2008 to the Administrative Services Agreement between the Registrant, on behalf of its respective series, Natixis Funds Trust I, Natixis Funds Trust II, Natixis Funds Trust IV, Loomis Sayles Funds II, Hansberger International Series and NGAM Advisors is incorporated by reference to exhibit (h)(2)(vii) to PEA No. 33 to the Registration Statement filed on January 29, 2008.

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(viii)	Sixth Amendment dated February 19, 2008 to the Administrative Services Agreement between the Registrant, on behalf of its respective series, Natixis Funds Trust I, Natixis Funds Trust II, Natixis Funds Trust IV, Loomis Sayles Funds II, Hansberger International Series, Gateway Trust and NGAM Advisors is incorporated by reference to exhibit (h)(2)(viii) to PEA No. 34 to the Registration Statement filed on December 3, 2008.

(ix)	Seventh Amendment dated July 1, 2008 to the Administrative Services Agreement between the Registrant, on behalf of its respective series, Natixis Funds Trust I, Natixis Funds Trust II, Natixis Funds Trust IV, Loomis Sayles Funds II, Hansberger International Series, Gateway Trust and NGAM Advisors is incorporated by reference to exhibit (h)(2)(ix) to PEA No. 34 to the Registration Statement filed on December 3, 2008.

(x)	Eighth Amendment dated September 29, 2008 to the Administrative Services Agreement between the Registrant, on behalf of its respective series, Natixis Funds Trust I, Natixis Funds Trust II, Natixis Funds Trust IV, Loomis Sayles Funds II, Hansberger International Series, Gateway Trust and NGAM Advisors is incorporated by reference to exhibit (h)(2)(x) to PEA No. 34 to the Registration Statement filed on December 3, 2008.

(xi)	Ninth Amendment dated October 31, 2008 to the Administrative Services Agreement between the Registrant, on behalf of its respective series, Natixis Funds Trust I, Natixis Funds Trust II, Natixis Funds Trust IV, Loomis Sayles Funds II, Hansberger International Series, Gateway Trust and NGAM Advisors is incorporated by reference to exhibit (h)(2)(xi) to PEA No. 34 to the Registration Statement filed on December 3, 2008.

(xii)	Tenth Amendment dated January 9, 2009 to the Administrative Services Agreement between the Registrant, on behalf of its respective series, Natixis Funds Trust I, Natixis Funds Trust II, Natixis Funds Trust IV, Loomis Sayles Funds II, Hansberger International Series, Gateway Trust and NGAM Advisors is incorporated by reference to exhibit (h)(2)(xii) to PEA No. 35 to the Registration Statement filed on January 28, 2009.

(xiii)	Eleventh Amendment dated July 27, 2009 to the Administrative Services Agreement between the Registrant, on behalf of its respective series, Natixis Funds Trust I, Natixis Funds Trust II, Natixis Funds Trust IV, Loomis Sayles Funds II, Hansberger International Series, Gateway Trust and NGAM Advisors is incorporated by reference to exhibit (h)(2)(xiii) to PEA No. 36 to the Registration Statement filed on November 23, 2009.

(xiv)	Twelfth Amendment dated February 25, 2010 to the Administrative Services Agreement between the Registrant, on behalf of its respective series, Natixis Funds Trust I, Natixis Funds Trust II, Natixis Funds Trust IV, Loomis Sayles Funds II, Hansberger International Series, Gateway Trust and NGAM Advisors is incorporated by reference to exhibit (h)(2)(xiv) to PEA No. 39 to the Registration Statement filed on March 29, 2010.

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(xv)	Thirteenth Amendment dated July 1, 2010 to the Administrative Agreement between the Registrant, on behalf of its respective series, Natixis Funds Trust I, Natixis Funds Trust II, Natixis Funds Trust IV, Loomis Sayles Funds II, Hansberger International Series, Gateway Trust and NGAM Advisors is incorporated by reference to exhibit (h)(2)(xv) to PEA No. 40 to the Registration Statement filed on January 28, 2011.

(xvi)	Fourteenth Amendment dated September 21, 2010 to the Administrative Agreement between the Registrant, on behalf of its respective series, Natixis Funds Trust I, Natixis Funds Trust II, Natixis Funds Trust IV, Loomis Sayles Funds II, Hansberger International Series, Gateway Trust and NGAM Advisors is incorporated by reference to exhibit (h)(2)(xvi) to PEA No. 40 to the Registration Statement filed on January 28, 2011.

(xvii)	Fifteenth Amendment dated December 14, 2010 to the Administrative Agreement between the Registrant, on behalf of its respective series, Natixis Funds Trust I, Natixis Funds Trust II, Natixis Funds Trust IV, Loomis Sayles Funds II, Hansberger International Series, Gateway Trust and NGAM Advisors is incorporated by reference to exhibit (h)(2)(xvii) to PEA No. 40 to the Registration Statement filed on January 28, 2011.

(xviii)	Sixteenth Amendment dated July 1, 2011 to the Administrative Agreement between the Registrant, on behalf of its respective series, Natixis Funds Trust I, Natixis Funds Trust II, Natixis Funds Trust IV, Loomis Sayles Funds II, Hansberger International Series, Gateway Trust and NGAM Advisors is incorporated by reference to exhibit (h)(2)(xviii) to PEA No. 42 to the Registration Statement filed on November 22, 2011.

(xix)	Seventeenth Amendment dated September 16, 2011 to the Administrative Agreement between the Registrant, on behalf of its respective series, Natixis Funds Trust I, Natixis Funds Trust II, Natixis Funds Trust IV, Loomis Sayles Funds II, Hansberger International Series, Gateway Trust and NGAM Advisors is incorporated by reference to exhibit (h)(1)(xix) to PEA No. 42 to the Registration Statement filed on November 22, 2011.

(xx)	Eighteenth Amendment dated March 28, 2012 to the Administrative Agreement between the Registrant, on behalf of its respective series, Natixis Funds Trust I, Natixis Funds Trust II, Natixis Funds Trust IV, Loomis Sayles Funds II, Hansberger International Series, Gateway Trust and NGAM Advisors is incorporated by reference to exhibit (h)(1)(xx) to PEA No. 45 to the Registration Statement filed on November 29, 2012.

(xxi)	Nineteenth Amendment dated June 29, 2012 to the Administrative Agreement between the Registrant, on behalf of its respective series, Natixis Funds Trust I, Natixis Funds Trust II, Natixis Funds Trust IV, Loomis Sayles Funds II, Hansberger International Series, Gateway Trust and NGAM Advisors is incorporated by reference to exhibit (h)(1)(xxi) to PEA No. 45 to the Registration Statement filed on November 29, 2012.

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		(xxii)	Twentieth Amendment dated November 16, 2012 to the Administrative Agreement between the Registrant, on behalf of its respective series, Natixis Funds Trust I, Natixis Funds Trust II, Natixis Funds Trust IV, Loomis Sayles Funds II, Hansberger International Series, Gateway Trust and NGAM Advisors is incorporated by reference to exhibit (h)(2)(xxii) to PEA No. 46 to the Registration Statement filed on January 28, 2013.

		(xxiii)	Twenty First Amendment dated September 26, 2013 to the Administrative Agreement between the Registrant, on behalf of its respective series, Natixis Funds Trust I, Natixis Funds Trust II, Natixis Funds Trust IV, Loomis Sayles Funds II, Hansberger International Series, Gateway Trust and NGAM Advisors is filed herewith.

	(3)		Reliance Agreement for Exchange Privileges dated June 30, 2009 by and among Natixis Funds Trust I, Natixis Funds Trust II, Natixis Funds Trust IV, Gateway Trust, Hansberger International Series, Loomis Sayles Funds II and Registrant is incorporated by reference to exhibit (h)(3) to PEA No. 36 to the Registration Statement filed on November 23, 2009.

	(4)		Loomis Sayles Fee Waiver/Expense Reimbursement Undertakings dated January 31, 2014 between Loomis Sayles and the Registrant on behalf of its series enumerated in such undertaking is filed herewith.

	(5)	(i)	Securities Lending Authorization Agreement dated September 1, 2005 among the Registrant, on behalf of its series enumerated on Schedule B thereto, Natixis Funds Trust I, Natixis Funds Trust II, Natixis Funds Trust IV, Loomis Sayles Funds II and State Street is incorporated by reference to exhibit (h)(5) to PEA No. 30 to the Registration Statement filed on January 30, 2006.

		(ii)	First Amendment dated December 20, 2005 to Securities Lending Authorization Agreement dated September 1, 2005 among the Registrant, on behalf of its series enumerated on Schedule B thereto, Natixis Funds Trust I, Natixis Funds Trust II, Natixis Funds Trust IV, Loomis Sayles Funds II and State Street is incorporated by reference to exhibit (h)(5)(i) to PEA No. 34 to the Registration Statement filed on December 3, 2008.

		(iii)	Second Amendment dated February 29, 2008 to Securities Lending Authorization Agreement dated September 1, 2005 among the Registrant, on behalf of its series enumerated on Schedule B thereto, Natixis Funds Trust I, Natixis Funds Trust II, Natixis Funds Trust IV, Loomis Sayles Funds II, Hansberger International Series and State Street is incorporated by reference to exhibit (h)(5)(ii) to PEA No. 34 to the Registration Statement filed on December 3, 2008.

		(iv)	Third Amendment dated January 1, 2011 to Securities Lending Authorization Agreement dated September 1, 2005 among the Registrant, on behalf of its series enumerated on Schedule B thereto, Natixis Funds Trust I, Natixis Funds Trust II, Natixis Funds Trust IV, Loomis Sayles Funds II, Hansberger International Series and State Street is incorporated by reference to exhibit (h)(5)(iv) to PEA No. 40 to the Registration Statement filed on January 28, 2011.

(i)			Legal Opinion.

Opinion of Ropes & Gray LLP with respect to Loomis Sayles Securitized Asset Fund is incorporated by reference to exhibit (i) to PEA No. 29 to Registration Statement filed on June 30, 2005.

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(j)		Other Opinions.

Consent of Independent Registered Public Accounting Firm is filed herewith.

(k)		Omitted Financial Statements.

Not applicable.

(l)		Initial Capital Agreements.

Not applicable.

(m)		Rule 12b-1 Plans.

	(1)	Distribution Plan relating to Retail Class shares of Loomis Sayles Bond Fund is incorporated by reference to the exhibit (m)(2) to PEA No. 22 to the Registration Statement filed on November 28, 2003.

	(2)	Distribution Plan relating to Retail Class shares of Loomis Sayles Global Bond Fund is incorporated by reference to the exhibit (m)(3) to PEA No. 22 to the Registration Statement filed on November 28, 2003.

	(3)	Distribution Plan relating to Retail Class shares of Loomis Sayles Small Cap Value Fund is incorporated by reference to the exhibit (m)(4) to PEA No. 22 to the Registration Statement filed on November 28, 2003.

	(4)	Distribution Plan relating to Admin Class shares of Loomis Sayles Bond Fund is incorporated by reference to the exhibit (m)(5) to PEA No. 22 to the Registration Statement filed on November 28, 2003.

	(5)	Distribution Plan relating to Admin Class shares of Loomis Sayles Small Cap Value Fund is incorporated by reference to the exhibit (m)(6) to PEA No. 22 to the Registration Statement filed on November 28, 2003.

	(6)	Distribution Plan relating to Retail Class shares of Loomis Sayles Inflation Protected Securities Fund is incorporated by reference to the exhibit (m)(6) to PEA No. 39 to the Registration Statement filed on May 27, 2010.

	(7)	Distribution Plan relating to Retail Class shares of Loomis Sayles Intermediate Duration Bond Fund (formerly, Loomis Sayles Intermediate Duration Fixed Income Fund) is incorporated by reference to the exhibit (m)(7) to PEA No. 39 to the Registration Statement filed on May 27, 2010.

(n)		Rule 18f-3 Plan

	(1)	Registrant’s Amended and Restated Plan pursuant to Rule 18f-3(d) under the Investment Company Act of 1940, as amended (the “1940 Act”), effective November 16, 2012 is incorporated by reference to exhibit (n)(1) to PEA No. 45 to the Registration Statement filed on November 29, 2012.

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(p)		Code of Ethics

	(1)	Code of Ethics for Registrant dated September 14, 2007 is incorporated by reference to exhibit (p)(1) to PEA No. 33 to the Registration Statement filed on January 29, 2008.

	(2)	Code of Ethics dated October 1, 2007, as amended January 1, 2010 for NGAM Advisors and NGAM Distribution is incorporated by reference to exhibit (p)(2) to PEA No. 38 to the Registration Statement filed on March 29, 2010.

	(3)	Code of Ethics dated January 14, 2000, as amended November 27, 2012, for Loomis Sayles is filed herewith.

(q)		Powers of Attorney

	(1)	Powers of Attorney for Daniel M. Cain, John T. Hailer, Robert Blanding and Sandra O. Moose dated October 18, 2004 designating John M. Loder, Coleen Downs Dinneen, Russell Kane and Michael Kardok as attorneys to sign for each Trustee is incorporated by reference to exhibit (q) to PEA No. 26 to the Registration Statement filed on December 2, 2004.

	(2)	Power of Attorney for Cynthia L. Walker dated June 2, 2005 designating John M. Loder, Coleen Downs Dinneen, Russell Kane and Michael Kardok as attorneys to sign for each Trustee is incorporated by reference to exhibit (q)(2) to PEA No. 29 to Registration Statement on July 1, 2005.

	(3)	Power of Attorney for Kenneth A. Drucker designating John M. Loder, Coleen Downs Dinneen, Russell Kane and Michael Kardok as attorneys to sign for each Trustee is incorporated by reference to exhibit (q)(4) to PEA No. 34 to the Registration Statement filed on December 3, 2008.

	(4)	Power of Attorney dated June 4, 2009, effective July 1, 2009, for Wendell J. Knox is incorporated by reference to exhibit (q)(4) to PEA No. 36 to the Registration Statement filed on November 23, 2009.

	(5)	Power of Attorney dated November 19, 2009, effective December 1, 2009, for Erik R. Sirri is incorporated by reference to exhibit (q)(5) to PEA No. 37 to the Registration Statement filed on January 28, 2010.

	(6)	Power of Attorney dated November 24, 2009, effective December 1, 2009, for Peter J. Smail is incorporated by reference to exhibit (q)(6) to PEA No. 37 to the Registration Statement filed on January 28, 2010.

	(7)	Power of Attorney dated January 3, 2011, effective January 1, 2011, for David L. Giunta is incorporated by reference to exhibit (q)(8) to PEA No. 40 to the Registration Statement filed on January 28, 2011.

	(8)	Power of Attorney dated June 4, 2012, effective July 1, 2012, for Martin T. Meehan is incorporated by reference to exhibit (q)(9) to PEA No. 45 to the Registration Statement filed on November 29, 2012.

	(9)	Power of Attorney dated December 28, 2012, effective January 1, 2013, for Edmond J. English is incorporated by reference to exhibit (q)(10) to PEA No. 46 to the Registration Statement filed on January 28, 2013.

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Item 29. Persons Controlled by or under Common Control with the Registrant.

The Registrant is not aware of any person controlled by or under common control with any of its series.

As of January 3, 2014, the persons listed below owned 25% or more of the outstanding voting securities of one or more series of the Registrant and thus may be deemed to “control” the series within the meaning of section 2(a)(9) of the 1940 Act: *

Fund	Shareholder and Address	Percentage of shares held
Loomis Sayles Bond Fund	Charles Schwab & Co Inc. San Francisco, CA 94104	37.61%

Loomis Sayles Global Bond Fund	Charles Schwab & Co Inc. San Francisco, CA 94104	25.80%

Loomis Sayles High Income Opportunities Fund	Merrill Lynch Pierce Fenner & Smith Inc. Jacksonville, FL 32246	32.71%

Loomis Sayles Inflation Protected Securities Fund	Charles Schwab & Co Inc. San Francisco, CA 94104	37.25%

Loomis Sayles Intermediate Duration Bond Fund	Curry College Milton, MA 02186	28.34%

Loomis Sayles Securitized Asset Fund	Merrill Lynch Pierce Fenner & Smith Inc. Jacksonville, FL 32246	78.83%

*	Such ownership may be beneficially held by individuals or entities other than the owner listed. To the extent that any listed shareholder beneficially owns more than 25% of the Fund, it may be deemed to “control” the Fund within the meaning of the 1940 Act.

As of January 3, 2014, there were no persons that owned 25% or more of the outstanding voting securities of any series of the Registrant, except as noted above.

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Item 30. Indemnification.

Under Article 5 of the Registrant’s By-laws, any past or present Trustee or officer of the Registrant (hereinafter referred to as a “Covered Person”) shall be indemnified to the fullest extent permitted by law against all liability and all expenses reasonably incurred by him or her in connection with any claim, action, suit or proceeding to which he or she may be a party or otherwise involved by reason of his or her being or having been a Covered Person. That provision does not authorize indemnification when it is determined that such Covered Person would otherwise be liable to the Registrant or its shareholders by reason of willful misfeasance, bad faith, gross negligence or reckless disregard of his or her duties. This description is modified in its entirety by the provision of Article 5 of the Registrant’s By-laws incorporated by reference to exhibit (b)(1) to PEA No. 34 to the Registration Statement filed on December 3, 2008.

The Distribution Agreements, the Custodian Agreement, the Transfer Agency and Service Agreement and the Administrative Services Agreement (the “Agreements”) contained herein and in various post-effective amendments and incorporated herein by reference, provide for indemnification. The general effect of these provisions is to indemnify entities contracting with the Registrant against liability and expenses in certain circumstances. This description is modified in its entirety by the provisions of the Agreements as contained in this Registration Statement and incorporated herein by reference.

Insofar as indemnification for liabilities arising under the Securities Act of 1933, as amended (the “Securities Act”), may be permitted to Trustees, officers and controlling persons of the Registrant pursuant to the foregoing provisions or otherwise, the Registrant has been advised that in the opinion of the Securities and Exchange Commission such indemnification is against public policy as expressed in the Securities Act and is, therefore, unenforceable. In the event that a claim for indemnification against such liabilities (other than the payment by the Registrant of expenses incurred or paid by a Trustee, officer or controlling person of the Registrant in connection with the successful defense of any claim, action, suit or proceeding) is asserted against the Registrant by such Trustee, officer or controlling person in connection with the shares being registered, the Registrant will, unless in the opinion of its counsel the matter has been settled by controlling precedent, submit to a court of appropriate jurisdiction the question whether such indemnification by it is against public policy as expressed in the Securities Act and will be governed by the final adjudication of such issue.

The Registrant and its Trustees, officers and employees are insured, under a policy of insurance maintained by the Registrant in conjunction with Natixis Global Asset Management, L.P. and its affiliates, within the limits and subject to the limitations of the policy, against certain expenses in connection with the defense of actions, suits or proceedings, and certain liabilities that might be imposed as a result of such actions, suits or proceedings, to which they are parties by reason of being or having been such Trustees or officers. The policy expressly excludes coverage for any Trustee or officer for any claim arising out of any fraudulent act or omission, any dishonest act or omission or any criminal act or omission of the Trustee or officer.

Item 31. Business and Other Connections of Investment Adviser

(a)	Loomis Sayles, the investment adviser of the Registrant, provides investment advice to each series of Loomis Sayles Funds I and to other registered investment companies, organizations, and individuals.

The sole general partner of Loomis Sayles is Loomis, Sayles & Company, Inc., One Financial Center, Boston, Massachusetts 02111.

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The list required by this Item 31 regarding any other business, profession, vocation or employment of a substantial nature engaged in by officers and partners of Loomis Sayles during the past two years is incorporated herein by reference to schedules A, C and D of Form ADV filed by Loomis Sayles pursuant to the Investment Advisers Act of 1940, as amended (SEC File No. 801-170; IARD/CRD No. 105377).

Item 32. Principal Underwriter

(a)	NGAM Distribution, the principal underwriter of the Registrant, also serves as principal underwriter for:

Natixis Funds Trust I

Natixis Funds Trust II

Natixis Funds Trust IV

Loomis Sayles Funds II

Hansberger International Series

Gateway Trust

(b)	The general partner and officers of the Registrant’s principal underwriter, NGAM Distribution, and their addresses are as follows:

Name	Positions and Offices with Principal Underwriter	Positions and Offices with Registrant

NGAM Distribution Corporation	General Partner	None

David L. Giunta	President and Chief Executive Officer	Executive Vice President

Coleen Downs Dinneen	Executive Vice President, General Counsel, Secretary and Clerk	Secretary, Clerk and Chief Legal Officer

Russell Kane	Senior Vice President, Deputy General Counsel, Assistant Secretary, Assistant Clerk and Chief Compliance Officer for Mutual Funds	Chief Compliance Officer, Anti-Money Laundering Officer and Assistant Secretary

Michael Kardok	Senior Vice President	Treasurer, Principal Financial and Accounting Officer

Beatriz Pina Smith	Executive Vice President, Treasurer and Chief Financial Officer	None

Anthony Loureiro	Senior Vice President, Chief Compliance Officer-Broker/Dealer and Anti-Money Laundering Compliance Officer	None

Marilyn Rosh	Senior Vice President and Controller	None

Josh Bogen	Executive Vice President	None

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Name	Positions and Offices with Principal Underwriter	Positions and Offices with Registrant

Matthew Coldren	Executive Vice President	None

Mark Doyle	Executive Vice President	None

Ed Farrington	Executive Vice President	None

Robert Hussey	Executive Vice President	None

Dan Santaniello	Executive Vice President	None

Sharon Wratchford	Executive Vice President	None

Paul Anderson	Senior Vice President	None

John Bearce	Senior Vice President	None

William Butcher	Senior Vice President	None

Spiro Christopulos	Senior Vice President	None

Claudine Ciccia	Senior Vice President	None

James Cove	Senior Vice President	None

Joe Duffey	Senior Vice President	None

Dineen Dusablon	Senior Vice President	None

Tracy Fagan	Senior Vice President	None

Kevin Finney	Senior Vice President	None

Tracey Flaherty	Senior Vice President	None

Sean Foley	Senior Vice President	None

Alaina Giampapa	Senior Vice President	None

David Goodsell	Senior Vice President	None

Marina Gross	Senior Vice President	None

Dana Hartwell	Senior Vice President	None

Tom Huddleston	Senior Vice President	None

Christopher Hunter	Senior Vice President	None

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Name	Positions and Offices with Principal Underwriter	Positions and Offices with Registrant

Sean Kane	Senior Vice President	None

Jeff Keselman	Senior Vice President	None

David Lafferty	Senior Vice President	None

Ted LeClair	Senior Vice President	None

Rosa Licea-Mailloux	Senior Vice President	None

Dan Lynch	Senior Vice President	None

Cyndi Lyons	Senior Vice President	None

Robert Lyons	Senior Vice President	None

Ian MacDuff	Senior Vice President	None

Timothy Maher	Senior Vice President	None

Meghan Marquez	Senior Vice President	None

Marla McDougall	Senior Vice President	None

Shylaja Nathan	Senior Vice President	None

Peter Olsen	Senior Vice President	None

Maureen O’Neill	Senior Vice President	None

Stacie Paoletti	Senior Vice President	None

Daniel Price	Senior Vice President	None

Elizabeth Puls-Burns	Senior Vice President	None

David Vallon	Senior Vice President	None

Leslie Walstrom	Senior Vice President	None

Susannah Wardly	Senior Vice President	None

The principal business address of all the above persons or entities is 399 Boylston Street, Boston, MA 02116.

(c)	Not Applicable.

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Item 33. Location of Accounts and Records

The following companies maintain possession of the documents required by the specified rules:

For all series of Registrant:

(i)	Loomis Sayles Funds I 399 Boylston Street Boston, Massachusetts 02116

(ii)	Loomis, Sayles & Company, L.P. One Financial Center Boston, Massachusetts 02111

(iii)	Boston Financial Data Services 2000 Crown Colony Drive Quincy, Massachusetts 02169

(iv)	State Street Bank and Trust Company 225 Franklin Street Boston, Massachusetts 02110

(v)	NGAM Distribution, L.P. 399 Boylston Street Boston, Massachusetts 02116

(vi)	NGAM Advisors, L.P. 399 Boylston Street Boston, Massachusetts 02116

Item 34. Management Services

None.

Item 35. Undertakings

The Registrant undertakes to provide a copy of the annual report of any of its series to any person who receives a prospectus for such series and who requests the annual report.

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LOOMIS SAYLES FUNDS I

SIGNATURES

Pursuant to the requirements of the Securities Act of 1933, as amended, and the Investment Company Act of 1940, as amended, the Registrant certifies that it meets all of the requirements for effectiveness of this Post-Effective Amendment (“PEA”) No. 48 to its Registration Statement under Rule 485(b) under the Securities Act of 1933 and has duly caused this PEA No. 48 to its Registration Statement to be signed on its behalf by the undersigned, duly authorized, in the City of Boston, and the Commonwealth of Massachusetts on the 27th day of January, 2014.

LOOMIS SAYLES FUNDS I

By:	/s/ David L. Giunta
David L. Giunta
Executive Vice President

Pursuant to the requirements of the Securities Act of 1933, as amended, this amendment to the Registration Statement has been signed below by the following persons in the capacities and on the date indicated.

Signature	Title	Date

/s/ David L. Giunta David L. Giunta	Executive Vice President and Trustee	January 27, 2014

/s/ Michael C. Kardok Michael C. Kardok	Treasurer	January 27, 2014

Robert J. Blanding* Robert J. Blanding	President, Chief Executive Officer and Trustee	January 27, 2014

Daniel M. Cain* Daniel M. Cain	Trustee	January 27, 2014

Kenneth A. Drucker* Kenneth A. Drucker	Trustee	January 27, 2014

Edmond J. English* Edmond J. English	Trustee	January 27, 2014

John T. Hailer* John T. Hailer	Trustee	January 27, 2014

Wendell J. Knox* Wendell J. Knox	Trustee	January 27, 2014

Martin T. Meehan* Martin T. Meehan	Trustee	January 27, 2014

Sandra O. Moose* Sandra O. Moose	Trustee, Chairperson of the Board	January 27, 2014

Erik Sirri* Erik Sirri	Trustee	January 27, 2014

Peter Smail* Peter Smail	Trustee	January 27, 2014

Cynthia L. Walker* Cynthia L. Walker	Trustee	January 27, 2014

*By:	/s/ Coleen Downs Dinneen
Coleen Downs Dinneen
Attorney-In-Fact [1]
January 27, 2014

[1]	Powers of Attorney for Daniel M. Cain, John T. Hailer, Robert Blanding and Sandra O. Moose are incorporated by reference to exhibit (q) to PEA No. 26 to the Registration Statement filed on December 2, 2004. Power of Attorney for Cynthia L. Walker is incorporated by reference to exhibit (q)(2) to PEA No. 29 to the Registration Statement filed on July 1, 2005. Power of Attorney for Kenneth A. Drucker is incorporated by reference to exhibit (q)(4) to PEA No. 34 to the Registration Statement filed on December 3, 2008. Power of Attorney for Wendell J. Knox is incorporated by reference to exhibit (q)(4) to PEA No. 36 to the Registration Statement filed on November 23, 2009. Powers of Attorney for Erik R. Sirri and Peter J. Smail are incorporated by reference to exhibits (q)(5) and (q)(6), respectively, to PEA No. 37 to the Registration Statement filed on January 28, 2010. Power of Attorney for Martin T. Meehan is incorporated by reference to exhibit (q)(9) to PEA No. 45 to the Registration Statement filed on November 29, 2012. Power of Attorney for Edmond J. English is incorporated by reference to exhibit (q)(10) to PEA No. 46 to the Registration Statement filed on January 28, 2013.

Loomis Sayles Funds I

Exhibit Index

Exhibits for Item 28 of Form N-1A

Exhibit	Exhibit Description

(d)(6)(iv)	Addendum dated July 1, 2013 to Advisory Agreement dated September 12, 2003 between the Registrant, on behalf of Loomis Sayles Global Bond Fund, and Loomis Sayles

(e)(5)	Form of Dealer Agreement used by NGAM Distribution

(h)(2)(xxiii)	Twenty First Amendment dated September 26, 2013 to the Administrative Agreement between the Registrant, on behalf of its respective series, Natixis Funds Trust I, Natixis Funds Trust II, Natixis Funds Trust IV, Loomis Sayles Funds II, Hansberger International Series, Gateway Trust and NGAM Advisors

(h)(4)	Loomis Sayles Fee Waiver/Expense Reimbursement Undertakings dated January 31, 2014 between Loomis Sayles and the Registrant on behalf of its series enumerated in such undertaking

(j)	Consent of independent registered public accounting firm

(p)(3)	Code of Ethics dated January 14, 2000, as amended November 27, 2012, for Loomis Sayles